UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-22061

Name of Fund: BlackRock Funds V

BlackRock Core Bond Portfolio

BlackRock Credit Strategies Income Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock U.S. Government Bond Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds V, 55 East

52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2019

Date of reporting period: 03/31/2019

Item 1 – Report to Stockholders

MARCH 31, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Funds V

➢	BlackRock Credit Strategies Income Fund
➢	BlackRock GNMA Portfolio
➢	BlackRock U.S. Government Bond Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended March 31, 2019, the U.S. equity and bond markets posted positive returns while weathering significant volatility. Though the market’s appetite for risk remained healthy for most of the reporting period, risk taking declined sharply in late 2018. Thereafter, global equity markets rebounded strongly, as inflation diminished and the U.S. Federal Reserve (the “Fed”) announced a shift to less restrictive monetary policy.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities. However, recent economic data indicates that Europe may emerge from its economic soft patch, reinvigorated by a manufacturing rebound and China’s economic stimulus.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

By comparison, fixed income securities delivered modest positive returns with relatively low volatility. In fixed income markets, short-term U.S. Treasury yields rose the fastest, while longer-term yields declined slightly. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment-grade and high-yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

The Fed increased short-term interest rates three times during the reporting period. For its last two meetings, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Relatively low inflation and modest economic growth give the Fed room to maintain support for the economy until the economic data builds the case for changing interest rates.

Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low. Economic growth and global earnings are likely to slow somewhat in 2019 because the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. We expect profit margins to continue to contract, which tends to happen late in the business cycle.

In addition, trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. As Brexit moves forward, the United Kingdom and the European Union may face significant obstacles. Most recently, Britain’s Parliament voted to extend the deadline for the separation, as policy makers continue to seek the least disruptive ways to disentangle Europe’s second-largest economy from the European Union. U.S. and emerging market equities remain relatively attractive. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(1.72)%	9.50%
U.S. small cap equities (Russell 2000® Index)	(8.56)	2.05
International equities (MSCI Europe, Australasia, Far East Index)	(3.81)	(3.71)
Emerging market equities (MSCI Emerging Markets Index)	1.71	(7.41)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.17	2.12
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.08	5.59
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	4.63	4.48
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.32	5.12
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.39	5.93
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of March 31, 2019	BlackRock Credit Strategies Income Fund

Investment Objective

BlackRock Credit Strategies Income Fund’s (the “Fund”) investment objective is to seek to provide high current income, with a secondary objective of long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2019, the Fund underperformed its Customized Reference Benchmark. The Customized Reference Benchmark is comprised of the returns of the Bloomberg Barclays Global High Yield 100% Hedged USD Index (25%), S&P/LSTA Leveraged Loan Index (25%), Bloomberg Barclays U.S. CMBS Investment Grade Index (25%), and JPMorgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI Broad Diversified) (25%). The Fund is not managed with reference to the current performance benchmark and its exposures may deviate meaningfully.

What factors influenced performance?

During the six-month period, detractors from Fund performance were limited. Exposure to European high yield corporate issuers primarily had a negative impact on Fund performance, as did certain instruments employed to manage downside protection.

The Fund’s exposure to emerging markets made the largest contribution to performance. In addition, the Fund’s positioning with respect to duration (sensitivity to interest rate changes) added to performance. Allocations to U.S. investment grade and high yield corporates helped Fund performance, as did exposure to preferred securities. Holdings of commercial mortgage-backed securities and European investment grade corporate securities contributed positively, to a lesser degree.

The Fund held an above-average cash position throughout the period, which was used to help manage duration. The Fund’s cash balance did not have a material impact on Fund performance for the six-month period.

Describe recent portfolio activity.

The period was notable for a pickup in market volatility toward the end of 2018, followed by a strong rally in risk assets during the first quarter of 2019. Overall, investors were rewarded for holding risk assets, and the Fund underwent a few positioning changes. As interest rates continued to decline over the period, the Fund reduced exposure to U.S. Treasuries and added to its holdings within emerging markets, particularly in Asia. The Fund also reduced its exposure to European assets as the region continues to struggle with growth as well as geopolitical issues.

Describe portfolio positioning at period end.

The Fund ended the period with a lower duration profile relative to both its historic range and the start of the period. The Fund continued to hold meaningful allocations to high yield corporate bonds and floating rate loan interests, and held exposure to emerging markets at the high end of its historic range.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
Corporate Bonds	54%
Floating Rate Loan Interests	21
Asset-Backed Securities	11
Investment Companies	5
U.S. Treasury Obligations	3
Non-Agency Mortgage-Backed Securities	2
Foreign Agency Obligations	2
Foreign Government Obligations	1
Preferred Securities	1
Common Stocks	—	(b)
U.S. Government Sponsored Agency Obligations	—	(b)
Other Interests	—	(b)

(a)	Total investments exclude short-term securities, options purchased and options written.
(b)	Represents less than 1% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa(c)	4%
AA/Aa	—	(d)
A	6
BBB/Baa	22
BB/Ba	25
B	26
CCC/Caa	2
NR	15

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities, options purchased and options written.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Represents less than 1% of the Fund’s total investments.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2019 (continued)	BlackRock Credit Strategies Income Fund

Performance Summary for the Period Ended March 31, 2019

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		Since Inception (c)
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.62%	4.47%	2.36%	4.16%	N/A	3.91%	N/A	5.10%	N/A
Investor A	4.26	4.10	2.24	3.90	1.31%	3.65	3.13%	4.84	4.55%
Investor C	3.62	3.46	1.96	3.23	2.24	2.90	2.90	4.07	4.07
Class K	4.67	4.56	2.39	4.21	N/A	3.94	N/A	5.11	N/A
S&P/LSTA Leveraged Loan Index(d)	—	—	0.40	2.97	N/A	3.62	N/A	4.75	N/A
Bloomberg Barclays Global High Yield 100% Hedged USD Index(e)	—	—	3.42	4.54	N/A	5.18	N/A	7.75	N/A
Bloomberg Barclays U.S. CMBS Investment Grade Index(f)	—	—	5.02	5.43	N/A	2.84	N/A	4.83	N/A
JPMorgan CEMBI Broad Diversified Index(g)	—	—	5.11	4.60	N/A	4.83	N/A	5.85	N/A
Customized Reference Benchmark(h)	—	—	3.50	4.42	N/A	4.14	N/A	5.82	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed-income securities. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Credit Strategies Income Fund (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Predecessor Fund’s returns between July 2, 2012 and July 1, 2016 are the returns of the Predecessor Fund when it followed different investment objectives and different investment strategies under the name BlackRock Secured Credit Portfolio. The Predecessor Fund’s returns prior to July 2, 2012 are the returns of the Predecessor Fund when it followed different investment objectives and investment strategies under the name BlackRock Multi-Sector Bond Portfolio.

(c)	The Fund commenced operations on February 26, 2010.
(d)

Market value-weighted index designed to measure the performance of U.S. leveraged loan market. It mirrors the market-weighted performance of the largest institutional leveraged loans based upon market weightings, spreads and interest payments.

(e)

Bloomberg Barclays Global High Yield 100% Hedged USD Index is a “hedged” version of the Bloomberg Barclays Global High Yield Index which is a multi-currency flagship measure of the global high yield debt market. The index represents the union of the U.S. High Yield, the Pan-European High Yield, and Emerging Markets (EM) Hard Currency High Yield Indices. The high yield and emerging markets sub-components are mutually exclusive.

(f)

The index measures the market of conduit and fusion CMBS deals with a minimum current deal size of $300mn. The index is divided into two subcomponents: the U.S. Aggregate-eligible component, which contains bonds that are Employee Retirement Income Security Act of 1974, as amended (“ERISA”) eligible under the underwriter’s exemption, and the non-U.S. Aggregate-eligible component, which consists of bonds that are not ERISA eligible.

(g)

A market capitalization weighted index consisting of U.S.-dollar-denominated emerging market corporate bonds. According to J.P. Morgan, this index limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.

(h)

A customized performance benchmark comprised of the returns of the Bloomberg Barclays Global High Yield 100% Hedged USD Index (25%), the S&P/LSTA Leveraged Loan Index (25%), the Bloomberg Barclays U.S. CMBS Investment Grade Index (25%) and the JPMorgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI Broad Diversified) (25%).

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period (b)	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,023.60	$3.13	$1,000.00	$1,021.84	$3.13	0.62%
Investor A	1,000.00	1,022.40	4.39	1,000.00	1,020.59	4.38	0.87
Investor C	1,000.00	1,019.60	8.16	1,000.00	1,016.85	8.15	1.62
Class K	1,000.00	1,023.90	2.88	1,000.00	1,022.09	2.87	0.57

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on Page 11 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of March 31, 2019	BlackRock GNMA Portfolio

Investment Objective

BlackRock GNMA Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2019, the Fund underperformed the benchmark, the Bloomberg Barclays GNMA MBS Index.

What factors influenced performance?

The most significant detractors from the Fund’s performance included an overweight to higher coupon 30-year agency mortgage-backed securities (“MBS”) relative to lower coupon 30-year agency MBS. Positioning with respect to overall portfolio duration and corresponding interest rate sensitivity weighed on Fund returns, as did positioning along the yield curve.

The largest positive contributors to the Fund’s performance included out-of-benchmark allocations to agency commercial mortgage-backed securities (“CMBS”) and agency collateralized mortgage-obligations (“CMOs”). An overweight position within 30-year agency MBS also added to performance.

Describe recent portfolio activity.

Over the period, the Fund decreased its allocation to agency MBS, by trimming exposure to both passthrough securities and CMOs. The Fund increased its allocation to agency CMBS during the period given valuations, which were attractive versus low-coupon MBS. The Fund maintained small allocations to agency mortgage interest-only (“IO”) and inverse IO instruments, as well as to treasury inflation-protected securities (“TIPS”).

During the period, the Fund held a small percentage of assets in derivatives including futures contracts as a means to manage risk against allocations to securitized assets. The use of derivatives had a negative impact on Fund performance.

Describe portfolio positioning at period end.

The Fund maintained an overweight to agency MBS, concentrated in higher coupon Ginnie Mae issues and deeply seasoned, higher coupon 30-year conventional MBS. The Fund continued to hold an allocation to agency CMOs with prepayment protected, seasoned collateral as well as out-of-benchmark allocations in government-guaranteed, agency CMBS. Within CMBS, the Fund continued to favor sectors such as agency IOs. Finally, the Fund ended the period modestly with a short duration relative to the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
U.S. Government Sponsored Agency Obligations	99%
U.S. Treasury Obligations	1
Non-Agency Mortgage-Backed Securities	—	(b)

(a)	Total investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(b)	Represents less than 1% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa(c)	100%
AA/Aa	—	(d)

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Represents less than 1% of the Fund’s total investments.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2019 (continued)	BlackRock GNMA Portfolio

Performance Summary for the Period Ended March 31, 2019

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.55%	3.35%	3.59%	3.92%	N/A	2.12%	N/A	3.23%	N/A
Service	3.30	3.08	3.35	3.66	N/A	1.79	N/A	2.89	N/A
Investor A	3.17	2.94	3.45	3.77	(0.38)%	1.80	0.97%	2.89	2.47%
Investor C	2.56	2.33	3.08	3.00	2.00	1.06	1.06	2.12	2.12
Class K	3.60	3.47	3.62	4.08	N/A	2.16	N/A	3.26	N/A
Bloomberg Barclays GNMA MBS Index(c)	—	—	4.08	4.46	N/A	2.41	N/A	3.16	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund invests at least 80% of its assets in GNMA securities. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock GNMA Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)	An unmanaged index comprised of mortgage-backed pass through securities of GNMA.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period (b)	Ending Account Value (03/31/19)	Expenses Paid During the Period (c)
Institutional	$1,000.00	$1,035.90	$5.48	$2.13	$1,000.00	$1,019.55	$5.44	$1,022.84	$2.12
Service	1,000.00	1,033.50	6.75	3.40	1,000.00	1,018.30	6.69	1,021.59	3.38
Investor A	1,000.00	1,034.50	6.75	3.40	1,000.00	1,018.30	6.69	1,021.59	3.38
Investor C	1,000.00	1,030.80	10.53	7.19	1,000.00	1,014.56	10.45	1,017.85	7.14
Class K	1,000.00	1,036.20	5.23	1.88	1,000.00	1,019.80	5.19	1,023.09	1.87

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.08% for Institutional, 1.33% for Service, 1.33% for Investor A, 2.08% for Investor C and 1.03% for Class K), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.42% for Institutional, 0.67% for Service, 0.67% for Investor A, 1.42% for Investor C and 0.37% for Class K), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on Page 11 for further information on how expenses were calculated.

FUND SUMMARY	7

Fund Summary as of March 31, 2019	BlackRock U.S. Government Bond Portfolio

Investment Objective

BlackRock U.S. Government Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2019, the Fund underperformed its benchmark, the Bloomberg Barclays U.S. Government/Mortgage Index.

What factors influenced performance?

The most significant detractors from performance relative to the benchmark included the Fund’s stance with respect to duration and corresponding interest rate sensitivity, as well as positioning along the yield curve. An allocation to five-year Treasury inflation-protected securities weighed on return as inflation expectations declined in late 2018. Finally, the Fund’s underweight to 30-year agency mortgage-backed securities (“MBS”) detracted as well.

Positive contributions to the Fund’s performance relative to the benchmark were led by out-of-benchmark allocations to commercial mortgage-backed securities (“CMBS”) and agency collateralized mortgage obligations (“CMOs”). Security selection within 30-year agency MBS added to relative performance. The Fund’s positioning with respect to global interest rates and currencies was also additive.

Describe recent portfolio activity.

Over the six-month period the Fund decreased its allocation to agency MBS, primarily by reducing exposure to pass-throughs. The Fund also modestly trimmed its allocations to U.S. Treasuries and collateralized loan obligations (“CLOs”). The Fund increased its allocation to CMBS during the period given valuations, which were attractive versus low coupon MBS with a focus on senior AAA “last cash flow” securities.

Describe portfolio positioning at period end.

The Fund was underweight in agency MBS relative to the benchmark, with exposures continuing to favor higher coupons relative to lower coupons. The Fund continues to hold a core allocation to CMBS and agency CMOs designed to benefit the income and interest rate sensitivity of the Fund. At the end of the period, the Fund had a neutral duration stance while being positioned along the curve with a modest steepening bias. Outside of the United States, the portfolio had an allocation to local currency emerging market sovereign debt in Asian, Latin American and Central European countries on the view that local currency rates were of better value than their hard currency counterparts and that these countries were showing improving fundamentals and would benefit near term from the Fed putting rate hikes on hold. The Fund also held a modest tactical long duration position at the front-end of Canada’s yield curve in anticipation of dovish Bank of Canada messaging. Within European rates, the Fund was positioned to benefit from higher-than-expected U.K. inflation on the view that the outcome of Brexit will be more benign than what is currently priced in by the markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
U.S. Government Sponsored Agency Obligations	51%
U.S. Treasury Obligations	44
Non-Agency Mortgage-Backed Securities	3
Asset-Backed Securities	1
Foreign Government Obligations	1
Foreign Agency Obligations	—	(b)

(a)	Total Investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(b)	Represents less than 1% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa(c)	98%
AA/Aa	—	(d)
A	—	(d)
BBB/Baa	1
BB/Ba	—	(d)
NR	1

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low rating quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Represents less than 1% of the Fund’s total investments.

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2019 (continued)	BlackRock U.S. Government Bond Portfolio

Performance Summary for the Period Ended March 31, 2019

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.94%	2.70%	4.32%	3.97%	N/A	2.11%	N/A	2.79%	N/A
Service	2.69	2.32	4.09	3.72	N/A	1.89	N/A	2.55	N/A
Investor A	2.58	2.31	4.08	3.71	(0.44)%	1.83	1.00%	2.46	2.04%
Investor C	1.95	1.59	3.80	2.94	1.94	1.05	1.05	1.67	1.67
Investor C1	2.15	1.66	3.80	3.05	N/A	1.24	N/A	1.88	N/A
Class K	2.99	2.83	4.24	4.02	N/A	2.12	N/A	2.80	N/A
Class R	2.45	2.02	3.95	3.45	N/A	1.56	N/A	2.21	N/A
Bloomberg Barclays U.S. Government/Mortgage Index(c)	—	—	4.53	4.30	N/A	2.36	N/A	2.75	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. The Fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the duration of the Bloomberg Barclays U.S. Government/Mortgage Index (the benchmark). On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock U.S. Government Bond Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)	An index that measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period (b)	Ending Account Value (03/31/19)	Expenses Paid During the Period (c)
Institutional	$1,000.00	$1,043.20	$5.45	$2.29	$1,000.00	$1,019.60	$5.39	$1,022.69	$2.27
Service	1,000.00	1,040.90	6.72	3.56	1,000.00	1,018.35	6.64	1,021.44	3.53
Investor A	1,000.00	1,040.80	6.72	3.56	1,000.00	1,018.35	6.64	1,021.44	3.53
Investor C	1,000.00	1,038.00	10.52	7.37	1,000.00	1,014.61	10.40	1,017.70	7.29
Investor C1	1,000.00	1,038.00	9.50	6.35	1,000.00	1,015.61	9.40	1,018.70	6.29
Class K	1,000.00	1,042.40	5.19	2.04	1,000.00	1,019.85	5.14	1,022.94	2.02
Class R	1,000.00	1,039.50	7.98	4.83	1,000.00	1,017.10	7.90	1,020.19	4.78

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.07% for Institutional, 1.32% for Service, 1.32% for Investor A, 2.07% for Investor C, 1.87% for Investor C1, 1.02% for Class K and 1.57% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.45% for Institutional, 0.70% for Service, 0.70% for Investor A, 1.45% for Investor C, 1.25% for Investor C1, 0.40% for Class K and 0.95% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on Page 11 for further information on how expenses were calculated.

FUND SUMMARY	9

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to BlackRock Credit Strategies Income Fund’s Class K Shares inception date of August 1, 2016, Class K Share performance shown is that of Institutional Shares. The performance of BlackRock Credit Strategies Income Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Service Shares (available only in GNMA Portfolio and U.S. Government Bond Portfolio) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% for all Funds included in this report, except for Credit Strategies Income Fund (which is subject to an initial sales charge of 2.50%), and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, each Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees.

Investor C1 Shares (available only in U.S. Government Bond Portfolio) are subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders. In addition, these shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. Prior to July 18, 2011, U.S. Government Bond Portfolio’s Investor C1 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C1 Shares fees. Investor C1 Shares of U.S. Government Bond Portfolio are only available for dividend and capital gain reinvestment by existing shareholders and for purchase by certain employer-sponsored retirement plans. Effective November 8, 2018, the U.S. Government Bond Portfolio adopted an automatic conversion feature whereby Investor C1 Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees.

Class R Shares (available only in U.S. Government Bond Portfolio) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to July 18, 2011, U.S. Government Bond Portfolio’s Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Shares fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2018 and held through March 31, 2019) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

DISCLOSURE OF EXPENSES / THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	11

Schedule of Investments (unaudited) March 31, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 10.0%
AIMCO CLO, Series 2017-AA, Class C, (LIBOR USD 3 Month + 2.45%), 5.21%, 07/20/29(a)(b)	USD	1,000	$994,201
Ajax Mortgage Loan Trust(b)(c):
Series 2018-E, Class A, 4.38%, 06/25/58		2,982	3,004,135
Series 2018-F, Class A, 4.38%, 11/25/58(d)		3,379	3,395,485
Series 2018-G, Class A, 4.38%, 06/25/57(d)		3,600	3,584,214
Allegro CLO II-S Ltd., Series 2014-1RA, Class B, (LIBOR USD 3 Month + 2.15%), 4.91%, 10/21/28(a)(b)		1,000	991,120
ALM VII Ltd.(a)(b):
Series 2012-7A, Class A1R, (LIBOR USD 3 Month + 1.48%), 4.27%, 10/15/28		1,000	1,000,843
Series 2012-7A, Class BR, (LIBOR USD 3 Month + 2.50%), 5.29%, 10/15/28		1,000	993,310
Series 2012-7A, Class CR, (LIBOR USD 3 Month + 3.85%), 6.64%, 10/15/28		1,000	999,759
ALM VIII Ltd., Series 2013-8A, Class CR, (LIBOR USD 3 Month + 3.95%), 6.74%, 10/15/28(a)(b)		1,000	999,767
ALM XVI Ltd.(a)(b):
Series 2015-16A, Class BR2, (LIBOR USD 3 Month + 1.90%), 4.69%, 07/15/27		1,200	1,176,692
Series 2015-16A, Class CR2, (LIBOR USD 3 Month + 2.70%), 5.49%, 07/15/27		1,000	980,450
AMMC CLO 19 Ltd., Series 2016-19A, Class D, (LIBOR USD 3 Month + 3.75%), 6.54%, 10/15/28(a)(b)		500	499,105
Anchorage Capital CLO 4-R Ltd.(a)(b):
Series 2014-4RA, Class C, (LIBOR USD 3 Month + 1.85%), 4.61%, 01/28/31		1,000	964,399
Series 2014-4RA, Class D, (LIBOR USD 3 Month + 2.60%), 5.36%, 01/28/31		1,000	952,571
Anchorage Capital CLO Ltd., Series 2013-1A, Class CR, (LIBOR USD 3 Month + 3.20%), 6.00%, 10/13/30(a)(b)		1,000	992,368
Anchorage Capital Europe CLO 2 DAC, Series 2X, Class E, (EURIBOR 3 Month + 5.66%), 5.66%, 05/15/31(a)	EUR	140	151,427
Apidos CLO XX(a)(b):
Series 2015-20A, Class BRR, (LIBOR USD 3 Month + 1.95%), 4.73%, 07/16/31	USD	1,000	967,744
Series 2015-20A, Class CR, (LIBOR USD 3 Month + 2.95%), 5.73%, 07/16/31		1,000	972,153
Arbour CLO IV DAC, Series 4X, Class E, (EURIBOR 3 Month + 5.60%), 5.60%, 01/15/30(a)	EUR	183	203,035
Ares European CLO VIII BV, Series 8X, Class E, (EURIBOR 3 Month + 6.35%), 6.35%, 02/17/30(a)		200	225,264
Ares XLII CLO Ltd., Series 2017-42A, Class D, (LIBOR USD 3 Month + 3.45%), 6.21%, 01/22/28(a)(b)	USD	1,000	1,000,014
Ares XLIX CLO Ltd., Series 2018-49A, Class D, (LIBOR USD 3 Month + 3.00%), 5.76%, 07/22/30(a)(b)		1,000	969,178
Ares XXVII CLO Ltd., Series 2013-2A, Class DR, (LIBOR USD 3 Month + 3.75%), 6.51%, 07/28/29(a)(b)		2,000	2,000,038
Ares XXXVII CLO Ltd.(a)(b):
Series 2015-4A, Class BR, (LIBOR USD 3 Month + 1.80%), 4.59%, 10/15/30		250	240,902
Series 2015-4A, Class CR, (LIBOR USD 3 Month + 2.65%), 5.44%, 10/15/30		1,000	963,908
Assurant CLO IV Ltd., Series 2019-1A, Class D, (LIBOR USD 3 Month + 3.85%), 6.41%, 04/20/30(a)(b)		1,000	999,982
Atlas Senior Loan Fund X Ltd., Series 2018-10A, Class D, (LIBOR USD 3 Month + 2.75%), 5.54%, 01/15/31(a)(b)		1,000	930,035
Atrium IX, Series 9A, Class DR, (LIBOR USD 3 Month + 3.60%), 6.23%, 05/28/30(a)(b)		1,000	999,823

Security		Par (000)	Value

Asset-Backed Securities (continued)
Atrium XV(a)(b):
Series 15A, Class D, (LIBOR USD 3 Month + 3.00%), 5.78%, 01/23/31	USD	500	$489,016
Series 15A, Class E, (LIBOR USD 3 Month + 5.85%), 8.63%, 01/23/31		250	239,875
Avoca CLO XV DAC, Series 15X, Class ER, (EURIBOR 3 Month + 4.13%), 4.13%, 04/15/31(a)	EUR	260	264,073
Ballyrock CLO Ltd., Series 2016-1A, Class C, (LIBOR USD 3 Month + 2.70%), 5.49%, 10/15/28(a)(b)	USD	1,000	1,000,956
Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class C, (LIBOR USD 3 Month + 3.05%), 5.84%, 10/15/30(a)(b)		1,250	1,228,883
Cadogan Square CLO VIII DAC, Series 8X, Class E, (EURIBOR 3 Month + 6.30%), 6.30%, 01/15/30(a)	EUR	141	158,657
Carlyle Global Market Strategies CLO Ltd., Series 2016-3A, Class C, (LIBOR USD 3 Month + 4.00%), 6.76%, 10/20/29(a)(b)	USD	1,000	999,788
CBAM Ltd., Series 2017-3A, Class E1, (LIBOR USD 3 Month + 6.50%), 9.27%, 10/17/29(a)(b)		1,000	984,805
Cedar Funding II CLO Ltd., Series 2013-1A, Class DR, (LIBOR USD 3 Month + 3.60%), 6.20%, 06/09/30(a)(b)		1,000	999,923
Cedar Funding IV CLO Ltd., Series 2014-4A, Class DR, (LIBOR USD 3 Month + 3.65%), 6.42%, 07/23/30(a)(b)		1,000	997,339
CGMSE, Series 2014-2X, (EURIBOR 3 Month + 5.70%), 5.70%, 11/17/31(a)	EUR	117	127,609
CIFC Funding Ltd.(a)(b):
Series 2013-4A, Class DRR, (LIBOR USD 3 Month + 2.80%), 5.56%, 04/27/31	USD	1,000	955,908
Series 2017-1A, Class D, (LIBOR USD 3 Month + 3.50%), 6.26%, 04/23/29		1,000	1,000,124
CVC Cordatus Loan Fund VIII DAC(a):
Series 8X, Class E, (EURIBOR 3 Month + 5.70%), 5.70%, 04/23/30	EUR	200	221,336
Series 8X, Class F, (EURIBOR 3 Month + 7.65%), 4.90%, 04/23/30		113	119,437
Dryden 32 Euro CLO BV, Series 2014-32X, Class ER, (EURIBOR 3 Month + 5.29%), 5.29%, 08/15/31(a)		140	149,485
Dryden 50 Senior Loan Fund, Series 2017-50A, Class C, (LIBOR USD 3 Month + 2.25%), 5.04%, 07/15/30(a)(b)	USD	2,000	1,972,713
Euro-Galaxy V CLO BV, Series 2016-5X, Class E, (EURIBOR 3 Month + 6.30%), 6.30%, 11/10/30(a)	EUR	100	112,455
Galaxy XVIII CLO Ltd., Series 2018-28A, Class C, (LIBOR USD 3 Month + 1.95%), 4.74%, 07/15/31(a)(b)	USD	500	482,643
Galaxy XXV CLO Ltd., Series 2018-25A, Class D, (LIBOR USD 3 Month + 3.10%), 5.44%, 10/25/31(a)(b)		850	830,420
GoldentTree Loan Management US CLO 1 Ltd., Series 2017-1A, Class D, (LIBOR USD 3 Month + 3.35%), 6.11%, 04/20/29(a)(b)		2,000	1,996,891
Greywolf CLO V Ltd., Series 2015-1A, Class CR, (LIBOR USD 3 Month + 3.00%), 5.77%, 01/27/31(a)(b)		1,000	948,389
Harvest CLO XVI DAC, Series 16X, Class ER, (EURIBOR 3 Month + 5.57%), 5.57%, 10/15/31(a)	EUR	330	353,937
Jay Park CLO Ltd., Series 2016-1A, Class CR, (LIBOR USD 3 Month + 2.65%), 5.41%, 10/20/27(a)(b)	USD	1,000	965,604
LCM XV LP, Series 15A, Class CR, (LIBOR USD 3 Month + 2.40%), 5.16%, 07/20/30(a)(b)		1,000	999,377
LCM XXIV Ltd., Series 24A, Class C, (LIBOR USD 3 Month + 2.25%), 5.01%, 03/20/30(a)(b)		1,000	984,229

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Madison Park Funding X Ltd.(a)(b):
Series 2012-10A, Class AR, (LIBOR USD 3 Month + 1.45%), 4.21%, 01/20/29	USD	1,000	$1,000,842
Series 2012-10A, Class DR, (LIBOR USD 3 Month + 4.20%), 6.96%, 01/20/29		1,000	1,000,047
Series 2012-10A, Class ER, (LIBOR USD 3 Month + 7.62%), 10.38%, 01/20/29		500	498,488
Madison Park Funding XIII Ltd., Series 2014-13A, Class DR2, (LIBOR USD 3 Month + 2.85%), 5.61%, 04/19/30(a)(b)		1,000	975,450
Madison Park Funding XV Ltd., Series 2014-15A, Class CR, (LIBOR USD 3 Month + 3.45%), 6.21%, 01/27/26(a)(b)		1,000	999,837
Marble Point CLO XI Ltd., Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.18%), 3.96%, 12/18/30(a)(b)		1,500	1,486,850
Mariner CLO LLC, Series 2015-1A, Class CR, (LIBOR USD 3 Month + 2.50%), 5.26%, 04/20/29(a)(b)		2,000	1,995,338
Neuberger Berman CLO XXII Ltd., Series 2016-22A, Class CR, (LIBOR USD 3 Month + 2.20%), 4.97%, 10/17/30(a)(b)		1,000	981,051
Neuberger Berman CLO XXIII Ltd., Series 2016-23A, Class DR, (LIBOR USD 3 Month + 2.90%), 5.67%, 10/17/27(a)(b)		500	488,990
OCP Euro CLO DAC(a):
Series 2017-2X, Class E, (EURIBOR 3 Month + 5.00%), 5.00%, 01/15/32	EUR	148	158,622
Series 2017-2X, Class F, (EURIBOR 3 Month + 6.40%), 6.40%, 01/15/32		100	97,872
OCP Euro DAC, Series 2017-1X, Class E, (EURIBOR 3 Month + 5.35%), 5.35%, 06/18/30(a)		150	162,434
Octagon Loan Funding Ltd., Series 2014-1A, Class DRR, (LIBOR USD 3 Month + 2.90%), 5.58%, 11/18/31(a)(b)	USD	500	482,485
OHA Credit Partners XI Ltd., Series 2015-11A, Class DR, (LIBOR USD 3 Month + 2.95%), 5.71%, 01/20/32(a)(b)		500	484,086
Option One Mortgage Loan Trust, Series 2007-FXD1, Class 2A1, 5.87%, 01/25/37(e)		1,342	1,254,939
OZLM Funding IV Ltd., Series 2013-4A, Class BR, (LIBOR USD 3 Month + 2.20%), 4.96%, 10/22/30(a)(b)		1,000	968,147
OZLM VI Ltd.(a)(b):
Series 2014-6A, Class B1S, (LIBOR USD 3 Month + 2.10%), 4.87%, 04/17/31		1,000	966,923
Series 2014-6A, Class CS, (LIBOR USD 3 Month + 3.13%), 5.90%, 04/17/31		1,000	967,862
OZLME BV, Series 1X, Class E, (EURIBOR 3 Month + 6.45%), 6.45%, 01/18/30(a)	EUR	158	177,646
OZLME II DAC, Series 2X, Class E, (EURIBOR 3 Month + 4.90%), 4.90%, 10/15/30(a)		100	104,593
Palmer Square CLO Ltd.(a)(b):
Series 2013-2A, Class BRR, (LIBOR USD 3 Month + 2.20%), 4.97%, 10/17/31	USD	750	735,836
Series 2015-1A, Class CR, (LIBOR USD 3 Month + 3.50%), 6.14%, 05/21/29		1,000	1,000,112
Regatta VII Funding Ltd., Series 2016-1A, Class DR, (LIBOR USD 3 Month + 2.75%), 5.38%, 12/20/28(a)(b)		1,000	971,446

Security		Par (000)	Value

Asset-Backed Securities (continued)
Rockford Tower CLO Ltd.(a)(b):
Series 2017-3A, Class A, (LIBOR USD 3 Month + 1.19%), 3.95%, 10/20/30	USD	1,500	$1,487,472
Series 2018-2A, Class C, (LIBOR USD 3 Month + 2.20%), 4.63%, 10/20/31		500	490,065
Series 2018-2A, Class D, (LIBOR USD 3 Month + 3.10%), 5.53%, 10/20/31		500	485,313
RRCLO_1X, 5.95%, 04/15/32(c)	EUR	300	324,915
TICP CLO VII Ltd., Series 2017-7A, Class C, (LIBOR USD 3 Month + 2.60%), 5.39%, 07/15/29(a)(b)	USD	1,000	1,003,266
TICP CLO XI Ltd.(a)(b):
Series 2018-11A, Class C, (LIBOR USD 3 Month + 2.15%), 4.59%, 10/20/31		600	585,022
Series 2018-11A, Class D, (LIBOR USD 3 Month + 3.05%), 5.49%, 10/20/31		550	537,248
TXU Escrow, 5.10%, 10/10/17(d)(f)(g)		815	—
Unique Pub Finance Co. plc (The), Series A4, 5.66%, 06/30/27	GBP	73	104,404
Vericrest Opportunity Loan Trust, Series 2019-NPL2, Class A1, 3.97%, 02/25/49(b)(e)	USD	3,272	3,276,582
Voya CLO Ltd., Series 2017-1A, Class C, (LIBOR USD 3 Month + 3.33%), 6.10%, 04/17/30(a)(b)		1,000	989,523
York CLO 1 Ltd., Series 2014-1A, Class DRR, (LIBOR USD 3 Month + 3.01%), 5.77%, 10/22/29(a)(b)		1,000	970,179

Total Asset-Backed Securities — 10.0% (Cost: $80,887,408)			79,949,679

		Shares

Common Stocks — 0.1%

Capital Markets — 0.0%
New Holdings LLC(d)(g)		48	16,560

Chemicals — 0.1%
Element Solutions, Inc.(g)		38,290	386,729

Commercial Services & Supplies — 0.0%
Preston Holdings LLC(d)(g)		1,227	6,675

Containers & Packaging — 0.0%
Crown Holdings, Inc.(g)		3,374	184,119

Electric Utilities — 0.0%
TexGen Power LLC(d)(g)		1,424	54,824

Equity Real Estate Investment Trusts (REITs) — 0.0%
Gaming and Leisure Properties, Inc.		2,300	88,711

Health Care Providers & Services — 0.0%
New Millennium Holdco, Inc.(g)		3,880	155

Hotels, Restaurants & Leisure — 0.0%
Star Group, Inc. (The)(g)		5,409	94,552

Machinery — 0.0%(g)
AFGlobal Corp.(d)		897	—
Ameriforge Group, Inc.		283	16,131

			16,131

Marine — 0.0%
Projector SA(d)(g)		1,227	—

Media — 0.0%
Altice USA, Inc., Class A		8,386	180,132

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Shares	Value

Metals & Mining — 0.0%
Constellium NV, Class A(g)		19,152	$152,833

Software — 0.0%
Avaya Holdings Corp.(g)		11	185

Textiles, Apparel & Luxury Goods — 0.0%
Levi Strauss & Co., Class A(g)		44	1,036

Total Common Stocks — 0.1% (Cost: $1,306,139)			1,182,642

		Par (000)

Corporate Bonds — 49.8%

Aerospace & Defense — 1.0%
Arconic, Inc.:
5.40%, 04/15/21	USD	4	4,125
5.13%, 10/01/24		528	540,582
BBA US Holdings, Inc., 5.38%, 05/01/26(b)		134	138,020
Bombardier, Inc.(b):
8.75%, 12/01/21		251	277,355
5.75%, 03/15/22		132	135,135
6.00%, 10/15/22		19	19,166
6.13%, 01/15/23		240	243,300
7.50%, 12/01/24		506	525,607
7.50%, 03/15/25		796	818,885
7.88%, 04/15/27		532	548,785
BWX Technologies, Inc., 5.38%, 07/15/26(b)		213	216,195
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(b)		278	292,943
L3 Technologies, Inc., 4.40%, 06/15/28		1,000	1,049,311
Pioneer Holdings LLC, 9.00%, 11/01/22(b)		63	64,087
TransDigm, Inc.:
6.00%, 07/15/22		27	27,439
6.25%, 03/15/26(b)		2,265	2,358,997
6.38%, 06/15/26		61	60,381
7.50%, 03/15/27(b)		29	29,725
United Technologies Corp.:
3.35%, 08/16/21		290	293,880
4.63%, 11/16/48		120	127,305

			7,771,223

Air Freight & Logistics — 0.0%
FedEx Corp., 4.05%, 02/15/48		155	139,102
XPO Logistics, Inc., 6.75%, 08/15/24(b)		7	7,140

			146,242

Airlines — 0.0%
ANA Holdings, Inc.(h)(i):
0.00%, 09/16/22	JPY	10,000	91,198
0.00%, 09/19/24		10,000	92,250

			183,448

Auto Components — 0.6%
Allison Transmission, Inc.(b):
5.00%, 10/01/24	USD	9	8,977
5.88%, 06/01/29		84	84,945
GKN Holdings Ltd.:
5.38%, 09/19/22	GBP	200	278,600
3.38%, 05/12/32		200	255,493
Icahn Enterprises LP:
6.25%, 02/01/22	USD	279	286,212
6.75%, 02/01/24		333	347,153
6.38%, 12/15/25		72	73,710

Security		Par (000)	Value

Auto Components (continued)
IHO Verwaltungs GmbH, 3.25% (3.25% Cash or 4.00% PIK), 09/15/23(j)	EUR	100	$114,165
LKQ Italia Bondco SpA, 3.88%, 04/01/24		150	179,452
Panther BF Aggregator 2 LP:
4.38%, 05/15/26		534	610,162
6.25%, 05/15/26(b)	USD	689	702,780
8.50%, 05/15/27(b)		701	702,753
Weichai International Hong Kong Energy Group Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.08%), 3.75%(a)(k)		200	194,335
ZF North America Capital, Inc., 4.00%, 04/29/20(b)		750	750,392

			4,589,129

Automobiles — 0.3%
Daimler Finance North America LLC, 3.35%, 05/04/21(b)		750	754,614
Fiat Chrysler Finance Europe SA:
6.75%, 10/14/19	EUR	110	127,740
4.75%, 07/15/22		100	124,654
General Motors Co., 5.00%, 10/01/28	USD	1,000	997,411
Tesla, Inc., 5.30%, 08/15/25(b)		146	126,290

			2,130,709

Banks — 4.5%
ABN AMRO Bank NV, (EUR Swap Annual 5 Year + 5.45%), 5.75%(a)(k)	EUR	400	464,494
Allied Irish Banks plc(a):
(EUR Swap Annual 5 Year + 7.34%), 7.38%(k)		400	477,866
(EUR Swap Annual 5 Year + 3.95%), 4.13%, 11/26/25		200	233,517
Banca Carige SpA, 0.75%, 07/26/20		100	112,256
Banco Bilbao Vizcaya Argentaria SA, (EUR Swap Annual 5 Year + 9.18%), 8.88%(a)(k)		200	246,676
Banco BPM SpA:
2.75%, 07/27/20		100	115,167
1.75%, 04/24/23		200	222,109
Banco de Credito del Peru, (LIBOR USD 3 Month + 7.71%), 6.87%, 09/16/26(a)	USD	630	675,596
Banco de Sabadell SA, (EUR Swap Annual 5 Year + 5.10%), 5.38%, 12/12/28(a)	EUR	200	230,201
Banco General SA, 4.13%, 08/07/27	USD	500	491,778
Banco Inbursa SA Institucion de Banca Multiple, 4.13%, 06/06/24		653	644,808
Banco Santander SA:
3.85%, 04/12/23		200	201,703
(EUR Swap Annual 5 Year + 4.10%), 4.75%(a)(k)	EUR	200	194,890
Bank of America Corp., Series L, 4.18%, 11/25/27	USD	2,000	2,030,981
Bank of Ireland(a):
(EUR Swap Annual 5 Year + 6.96%), 7.38%(k)	EUR	200	235,846
(EUR Swap Annual 5 Year + 3.55%), 4.25%, 06/11/24		200	225,584
Bank of Ireland Group plc, 1.38%, 08/29/23		150	168,647
Bankia SA(a)(k):
(EUR Swap Annual 5 Year + 5.82%), 6.00%		400	439,127
(EUR Swap Annual 5 Year + 6.22%), 6.37%		200	219,583
Barclays plc:
4.38%, 09/11/24	USD	200	199,638
(EUR Swap Annual 5 Year + 2.45%), 2.63%, 11/11/25(a)	EUR	200	226,270
(EUR Swap Annual 1 Year + 0.78%), 1.37%, 01/24/26(a)		375	408,910
BBVA Bancomer SA, 4.38%, 04/10/24	USD	650	660,563

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
BNP Paribas SA, (EUR Swap Annual 5 Year + 5.23%), 6.12%(a)(k)	EUR	400	$489,671
Burgan Senior SPC Ltd., 3.13%, 09/14/21	USD	500	493,750
CaixaBank SA, (EUR Swap Annual 5 Year + 4.50%), 5.25%(a)(k)	EUR	200	196,462
CBQ Finance Ltd., 3.25%, 06/13/21	USD	300	297,375
China Construction Bank Corp., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.88%), 4.25%, 02/27/29(a)		495	500,358
CIT Group, Inc.:
5.00%, 08/01/23		447	468,791
5.25%, 03/07/25		204	217,066
6.13%, 03/09/28		82	91,225
Citigroup, Inc.:
(LIBOR USD 3 Month + 1.02%), 4.04%, 06/01/24(a)		500	516,664
4.30%, 11/20/26		500	508,163
4.45%, 09/29/27		500	513,718
Commerzbank AG:
8.13%, 09/19/23		200	228,053
4.00%, 03/23/26	EUR	150	179,099
Cooperatieve Rabobank UA(a)(k):
(EUR Swap Annual 5 Year + 5.25%), 5.50%		200	232,369
(EUR Swap Annual 5 Year + 6.70%), 6.62%		400	488,337
Credit Agricole SA(a)(k):
(EUR Swap Annual 5 Year + 5.12%), 6.50%		200	239,996
(USD Swap Semi 5 Year + 6.19%), 8.12%(b)	USD	1,500	1,684,728
Discover Bank:
3.20%, 08/09/21		1,000	1,004,713
(USD Swap Semi 5 Year + 1.73%), 4.68%, 08/09/28(a)		465	473,110
Emirates NBD PJSC, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.66%), 6.13%(a)(k)		1,250	1,259,063
Erste Group Bank AG, (EUR Swap Annual 5 Year + 9.02%), 8.88%(a)(k)	EUR	200	255,615
Hongkong & Shanghai Banking Corp. Ltd. (The), Series 3H, (LIBOR USD 3 Month + 0.00%), 2.94%(a)(k)	USD	350	247,478
HSBC Holdings plc(a):
(LIBOR USD 3 Month + 0.65%), 3.25%, 09/11/21		1,000	999,137
(LIBOR USD 3 Month + 0.99%), 3.95%, 05/18/24		285	290,652
ICICI Bank Ltd., 4.00%, 03/18/26		600	596,847
IKB Deutsche Industriebank AG, (EUR Swap Annual 5 Year + 3.62%), 4.00%, 01/31/28(a)	EUR	200	215,427
ING Groep NV, (USD Swap Semi 5 Year + 4.20%), 6.75%(a)(k)	USD	325	321,896
Intercorp Financial Services, Inc., 4.13%, 10/19/27		500	484,068
Intesa Sanpaolo SpA(a)(k):
(EUR Swap Annual 5 Year + 6.88%), 7.00%	EUR	200	233,324
(EUR Swap Annual 5 Year + 7.19%), 7.75%		200	243,134
JPMorgan Chase & Co.:
(LIBOR USD 3 Month + 0.89%), 3.66%, 07/23/24(a)	USD	1,000	997,582
3.63%, 12/01/27		1,500	1,490,419
Macquarie Bank Ltd., (USD Swap Semi 5 Year + 3.70%), 6.13%(a)(b)(k)		1,000	923,300
National Westminster Bank plc, Series C, (LIBOR USD 3 Month + 0.25%), 2.88%(a)(k)		200	156,192
Nordea Bank Abp, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.11%), 6.63%(a)(b)(k)		585	583,538
Royal Bank of Scotland Group plc(a):
(USD Swap Semi 5 Year + 7.60%), 8.62%(k)		995	1,059,675
(LIBOR USD 3 Month + 1.76%), 4.27%, 03/22/25		630	636,700
Santander UK plc, 5.00%, 11/07/23(b)		1,000	1,023,966

Security		Par (000)	Value

Banks (continued)
Shinhan Financial Group Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.05%), 5.87%(a)(k)	USD	1,000	$1,028,625
Shizuoka Bank Ltd. (The), (LIBOR USD 3 Month - 0.50%), 2.27%, 01/25/23(a)(h)		100	94,583
Societe Generale SA, (USD Swap Semi 5 Year + 6.24%), 7.38%(a)(b)(k)		200	206,250
UniCredit SpA:
(EUR Swap Annual 5 Year + 6.10%), 6.75%(a)(k)	EUR	400	441,328
6.57%, 01/14/22(b)	USD	350	366,246
(EUR Swap Annual 5 Year + 9.30%), 9.25%(a)(k)	EUR	200	247,638
(EUR Swap Annual 5 Year + 4.10%), 5.75%, 10/28/25(a)		400	471,388
(EURIBOR Swap Rate 5 Year + 7.33%), 7.50%(a)(k)		200	229,678
(EUR Swap Annual 5 Year + 4.32%), 4.38%, 01/03/27(a)		200	231,287
Unione di Banche Italiane SpA, (EUR Swap Annual 5 Year + 5.75%), 5.88%, 03/04/29(a)		300	339,904
Wells Fargo & Co.:
3.75%, 01/24/24	USD	1,750	1,800,885
5.38%, 11/02/43		500	562,186
Yes Bank Ifsc Banking Unit Branch, 3.75%, 02/06/23		200	191,043

			36,178,912

Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc., 4.60%, 04/15/48		750	720,514
Coca-Cola European Partners plc, (EURIBOR 3 Month + 0.18%), 0.00%, 11/16/21(a)	EUR	100	112,125
Coca-Cola Icecek A/S, 4.22%, 09/19/24	USD	250	233,072

			1,065,711

Biotechnology — 0.2%
AbbVie, Inc.:
3.38%, 11/14/21		680	688,440
4.88%, 11/14/48		500	491,769

			1,180,209

Building Products — 0.2%
CPG Merger Sub LLC, 8.00%, 10/01/21(b)		3	2,985
JELD-WEN, Inc.(b):
4.63%, 12/15/25		35	33,250
4.88%, 12/15/27		6	5,655
LIXIL Group Corp.(h)(i):
0.00%, 03/04/20	JPY	50,000	440,009
0.00%, 03/04/22		30,000	259,966
Masonite International Corp.(b):
5.63%, 03/15/23	USD	175	178,937
5.75%, 09/15/26		148	150,960
PGT Escrow Issuer, Inc., 6.75%, 08/01/26(b)		32	33,200
Standard Industries, Inc.(b):
5.50%, 02/15/23		2	2,035
5.38%, 11/15/24		148	151,700
6.00%, 10/15/25		210	219,889
5.00%, 02/15/27		30	29,034
4.75%, 01/15/28		36	34,380
USG Corp., 4.88%, 06/01/27(b)		169	170,796

			1,712,796

Capital Markets — 1.5%
ADCB Finance Cayman Ltd., 4.00%, 03/29/23(b)		240	243,000
CCTI Ltd., Series 2017, 3.63%, 08/08/22		710	683,847
Cindai Capital Ltd., 0.00%, 02/08/23(h)(i)		900	913,499
Coastal Emerald Ltd., 5.95%, 01/13/20		800	804,000

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Capital Markets (continued)
Credit Suisse Group AG(a):
(USD Swap Semi 5 Year + 4.60%), 7.50%(b)(k)	USD	200	$205,750
(LIBOR USD 3 Month + 1.24%), 4.21%, 06/12/24(b)		1,000	1,024,383
(USD Swap Semi 5 Year + 3.46%), 6.25%(k)		200	199,389
(USD Swap Semi 5 Year + 4.33%), 7.25%(b)(k)		965	968,619
Deutsche Bank AG:
3.15%, 01/22/21		500	492,481
4.25%, 02/04/21		815	818,124
Eagle Holding Co. II LLC, 7.63% (7.63% Cash or 8.38% PIK), 05/15/22(b)(j)		52	52,455
FS Energy & Power Fund, 7.50%, 08/15/23(b)		33	33,846
Huarong Finance Co. Ltd., Series 2017, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 7.77%), 4.50%(a)(k)		2,200	2,188,637
Huarong Universe Investment Holding Ltd., 1.63%, 12/05/22	EUR	300	314,380
Hubei Science & Technology Investment Group Hong Kong Ltd., 4.38%, 03/05/21	USD	200	197,350
Joy Treasure Assets Holdings, Inc., 4.50%, 03/20/29		200	202,813
Lions Gate Capital Holdings LLC(b):
6.38%, 02/01/24		10	10,153
5.88%, 11/01/24		102	104,933
Morgan Stanley, (LIBOR USD 3 Month + 1.63%), 4.43%, 01/23/30(a)		540	568,743
MSCI, Inc., 5.25%, 11/15/24(b)		70	72,436
Poseidon Finance 1 Ltd., 0.00%, 02/01/25(h)(i)		200	191,400
SBI Holdings, Inc., 0.00%, 09/13/23(h)(i)	JPY	110,000	1,045,123
SURA Asset Management SA, 4.88%, 04/17/24	USD	400	414,500
UBS AG, (EURIBOR 3 Month + 0.50%), 0.19%, 04/23/21(a)	EUR	300	338,309
US Airways Pass-Through Trust, Series 2013-1, Class B, 5.38%, 11/15/21	USD	104	107,011

			12,195,181

Chemicals — 1.5%
Alpha 2 BV, 8.75% (8.75% Cash or 9.50% PIK), 06/01/23(b)(j)		210	204,225
Alpha 3 BV, 6.25%, 02/01/25(b)		400	386,000
Axalta Coating Systems LLC, 4.88%, 08/15/24(b)		150	150,187
Blue Cube Spinco LLC:
9.75%, 10/15/23		141	156,862
10.00%, 10/15/25		432	494,230
Braskem Netherlands Finance BV, 3.50%, 01/10/23		500	488,643
Chemours Co. (The):
6.63%, 05/15/23		81	83,741
5.38%, 05/15/27		231	229,482
CNAC HK Finbridge Co. Ltd., 4.88%, 03/14/25		1,000	1,054,460
CNAC HK Synbridge Co. Ltd., 5.00%, 05/05/20		730	737,300
Dow Chemical Co. (The), 5.55%, 11/30/48(b)		350	390,224
DowDuPont, Inc., 5.42%, 11/15/48		695	792,781
Element Solutions, Inc., 5.88%, 12/01/25(b)		643	645,315
Equate Petrochemical BV, 4.25%, 11/03/26		400	402,900
Fufeng Group Ltd., 5.88%, 08/28/21		200	204,719
Gates Global LLC, 6.00%, 07/15/22(b)		181	181,708
GCP Applied Technologies, Inc., 5.50%, 04/15/26(b)		123	125,152
INEOS Finance plc, 4.00%, 05/01/23	EUR	135	153,329
Mitsubishi Chemical Holdings Corp.(h)(i):
0.00%, 03/30/22	JPY	40,000	361,177
0.00%, 03/29/24		40,000	363,277
Momentive Performance Materials, Inc., 3.88%, 10/24/21	USD	109	117,447
Monitchem HoldCo 3 SA, 5.25%, 06/15/21	EUR	100	112,035
NOVA Chemicals Corp., 4.88%, 06/01/24(b)	USD	82	80,565

Security		Par (000)	Value

Chemicals (continued)
OCI NV, 5.00%, 04/15/23	EUR	110	$130,126
Olin Corp.:
5.13%, 09/15/27	USD	100	101,125
5.00%, 02/01/30		33	32,093
Pearl Holding III Ltd., 9.50%, 12/11/22		1,000	814,870
PQ Corp.(b):
6.75%, 11/15/22		322	334,075
5.75%, 12/15/25		279	271,676
Rock International Investment, Inc., 6.63%, 03/27/20		1,200	912,402
Solvay Finance SA(a)(k):
(EUR Swap Annual 5 Year + 4.89%), 5.12%	EUR	300	364,608
(EUR Swap Annual 5 Year + 3.70%), 5.42%		180	227,406
Solvay SA, (EUR Swap Annual 5 Year + 3.92%), 4.25%(a)(k)		100	120,215
UPL Corp. Ltd., 4.50%, 03/08/28	USD	200	195,092
W.R. Grace & Co.-Conn., 5.63%, 10/01/24(b)		70	74,375
WR Grace & Co., 5.13%, 10/01/21(b)		160	165,232

			11,659,054

Commercial Services & Supplies — 1.0%
AA Bond Co. Ltd.:
4.25%, 07/31/20	GBP	100	132,451
2.88%, 01/31/22		100	124,525
4.88%, 07/31/24		160	206,568
ACCO Brands Corp., 5.25%, 12/15/24(b)	USD	47	46,061
ADT Security Corp. (The):
3.50%, 07/15/22		202	194,677
4.13%, 06/15/23		305	294,173
4.88%, 07/15/32(b)		86	69,660
Advanced Disposal Services, Inc., 5.63%, 11/15/24(b)		75	76,500
Algeco Global Finance plc, 8.00%, 02/15/23(b)		200	200,500
APX Group, Inc.:
8.75%, 12/01/20		154	151,690
7.88%, 12/01/22		78	78,187
Aramark Services, Inc.:
5.00%, 04/01/25(b)		229	234,496
4.75%, 06/01/26		97	96,758
5.00%, 02/01/28(b)		333	331,628
Beijing Environment Bvi Co. Ltd., 5.30%, 10/18/21		1,745	1,750,531
GFL Environmental, Inc., 5.38%, 03/01/23(b)		32	30,240
Harland Clarke Holdings Corp., 8.38%, 08/15/22(b)		114	102,794
Hulk Finance Corp., 7.00%, 06/01/26(b)		32	30,320
Intrum AB, 2.75%, 07/15/22	EUR	242	266,975
KAR Auction Services, Inc., 5.13%, 06/01/25(b)	USD	141	139,414
Matthews International Corp., 5.25%, 12/01/25(b)		192	184,320
Mobile Mini, Inc., 5.88%, 07/01/24		323	328,653
Nielsen Co. Luxembourg SARL (The), 5.00%, 02/01/25(b)		21	20,186
Nielsen Finance LLC, 5.00%, 04/15/22(b)		346	341,675
Paprec Holding SA, 4.00%, 03/31/25	EUR	102	96,846
Prime Security Services Borrower LLC(b):
9.25%, 05/15/23	USD	476	499,800
5.25%, 04/15/24		200	200,000
5.75%, 04/15/26		223	223,047
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(b)		218	222,360
SPIE SA, 3.13%, 03/22/24	EUR	100	115,116
Star Merger Sub, Inc., 6.88%, 08/15/26(b)	USD	288	294,480
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26	EUR	100	116,050
Tervita Escrow Corp., 7.63%, 12/01/21(b)	USD	86	85,355
Verisure Holding AB, 3.50%, 05/15/23	EUR	214	247,829
Verisure Midholding AB, 5.75%, 12/01/23		150	170,383
Waste Pro USA, Inc., 5.50%, 02/15/26(b)	USD	58	55,825

			7,760,073

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Communications Equipment — 0.2%
CommScope Finance LLC(b):
5.50%, 03/01/24	USD	334	$341,612
6.00%, 03/01/26		333	344,445
8.25%, 03/01/27		86	89,225
CommScope Technologies LLC(b):
6.00%, 06/15/25		4	3,889
5.00%, 03/15/27		133	117,928
CommScope, Inc., 5.00%, 06/15/21(b)		198	197,852
Nokia OYJ:
3.38%, 06/12/22		32	31,640
2.00%, 03/11/26	EUR	137	152,911
4.38%, 06/12/27	USD	46	45,540
6.63%, 05/15/39		230	245,525
Telefonaktiebolaget LM Ericsson, 1.88%, 03/01/24	EUR	100	114,827
ViaSat, Inc., 5.63%, 04/15/27(b)	USD	209	212,680

			1,898,074

Construction & Engineering — 0.4%
Brand Industrial Services, Inc., 8.50%, 07/15/25(b)		80	71,800
China Railway Construction Corp. Ltd., 1.50%, 12/21/21(h)	CNY	4,000	593,467
China Shandong International Economic & Technical Finance 1 Ltd., 4.00%, 12/21/20	USD	600	583,500
China Singyes Solar Technologies Holdings Ltd., 6.75%, 10/17/19(f)(g)		500	305,000
Hanrui Overseas Investment Co. Ltd., 4.90%, 06/28/19		600	592,050
Heathrow Funding Ltd., 1.88%, 03/14/34	EUR	450	505,794
Leader Goal International Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.92%), 4.25%(a)(k)	USD	200	198,447
New Enterprise Stone & Lime Co., Inc.(b):
10.13%, 04/01/22		42	42,525
6.25%, 03/15/26		21	20,425
Novafives SAS, 5.00%, 06/15/25	EUR	100	100,958
Zhaohai Investment BVI Ltd., 4.00%, 07/23/20	USD	200	196,690

			3,210,656

Construction Materials — 0.2%
CEMEX Finance LLC, 4.63%, 06/15/24	EUR	100	117,223
Cemex SAB de CV, 3.13%, 03/19/26		200	224,069
Inversiones CMPC SA, 4.75%, 09/15/24	USD	600	619,500
Taiwan Cement Corp., 0.00%, 12/10/23(h)(i)		800	886,865

			1,847,657

Consumer Finance — 1.1%
AerCap Ireland Capital DAC, 4.50%, 05/15/21		200	204,323
Ally Financial, Inc.:
4.13%, 02/13/22		7	7,061
5.13%, 09/30/24		17	17,872
8.00%, 11/01/31		1,465	1,818,431
CDBL Funding 1, 3.00%, 04/24/23		800	776,294
Credit Acceptance Corp., 6.63%, 03/15/26(b)		64	65,062
Ford Motor Credit Co. LLC:
5.88%, 08/02/21		1,000	1,035,432
4.39%, 01/08/26		500	464,356
General Motors Financial Co., Inc.:
3.55%, 04/09/21		140	140,767
(EURIBOR 3 Month + 0.68%), 0.37%, 05/10/21(a)	EUR	100	112,058
3.20%, 07/06/21	USD	1,000	995,510
4.20%, 11/06/21		475	483,263
LeasePlan Corp. NV, (EURIBOR 3 Month + 0.50%), 0.19%, 01/25/21(a)	EUR	200	223,624
Lincoln Finance Ltd., 6.88%, 04/15/21		100	114,322

Security		Par (000)	Value

Consumer Finance (continued)
Mulhacen Pte. Ltd., 6.50% (6.50% Cash or 7.25% PIK), 08/01/23(j)	EUR	693	$792,454
Navient Corp.:
5.00%, 10/26/20	USD	29	29,399
6.63%, 07/26/21		53	55,385
6.50%, 06/15/22		12	12,506
5.50%, 01/25/23		307	307,384
7.25%, 09/25/23		107	113,019
5.88%, 10/25/24		64	61,920
6.75%, 06/25/25		40	39,662
6.75%, 06/15/26		32	30,640
New Lion Bridge Co. Ltd., 9.75%, 10/10/20		430	386,678
Springleaf Finance Corp.:
6.13%, 05/15/22		22	22,770
6.13%, 03/15/24		113	115,540
6.88%, 03/15/25		153	157,782
7.13%, 03/15/26		108	109,957
Volkswagen Bank GmbH, (EURIBOR 3 Month + 0.42%), 0.11%, 06/15/21(a)	EUR	100	111,453
Volkswagen Leasing GmbH, 1.13%, 04/04/24		200	222,490

			9,027,414

Containers & Packaging — 0.8%
Ardagh Packaging Finance plc:
4.13%, 05/15/23		200	229,959
4.63%, 05/15/23(b)	USD	400	402,500
6.75%, 05/15/24	EUR	400	475,058
7.25%, 05/15/24(b)	USD	812	855,401
4.75%, 07/15/27	GBP	200	246,489
BWAY Holding Co.:
4.75%, 04/15/24	EUR	299	340,984
5.50%, 04/15/24(b)	USD	740	734,672
Crown Americas LLC:
4.50%, 01/15/23		7	7,070
4.75%, 02/01/26		339	340,627
4.25%, 09/30/26		130	125,613
Crown European Holdings SA:
2.25%, 02/01/23(b)	EUR	100	115,909
3.38%, 05/15/25		100	119,911
Graphic Packaging International LLC, 4.88%, 11/15/22	USD	74	75,480
Greif, Inc., 6.50%, 03/01/27(b)		71	72,597
Horizon Parent Holdings SARL, 8.25% (8.25% Cash or 9.00% PIK), 02/15/22(j)	EUR	100	114,929
Intertape Polymer Group, Inc., 7.00%, 10/15/26(b)	USD	45	46,125
OI European Group BV, 4.00%, 03/15/23(b)		44	43,175
Reynolds Group Issuer, Inc.(b):
(LIBOR USD 3 Month + 3.50%), 6.29%, 07/15/21(a)		205	205,769
5.13%, 07/15/23		121	122,966
7.00%, 07/15/24		333	343,032
Sealed Air Corp.:
4.88%, 12/01/22(b)		322	332,301
4.50%, 09/15/23	EUR	100	125,351
6.88%, 07/15/33(b)	USD	123	132,840
Silgan Holdings, Inc., 3.25%, 03/15/25	EUR	100	115,798
WRKCo, Inc., 4.65%, 03/15/26	USD	795	842,397

			6,566,953

Distributors — 0.2%
American Builders & Contractors Supply Co., Inc.(b):
5.75%, 12/15/23		249	255,536
5.88%, 05/15/26		63	63,866
Core & Main LP, 6.13%, 08/15/25(b)		372	363,742

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Distributors (continued)
Parts Europe SA:
(EURIBOR 3 Month + 4.38%), 4.38%, 05/01/22(a)	EUR	86	$96,101
4.38%, 05/01/22		100	111,334
(EURIBOR 3 Month + 5.50%), 5.50%, 05/01/22(a)		151	169,808
Tewoo Group No. 5 Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.37%), 5.80%(a)(k)	USD	250	210,189

			1,270,576

Diversified Consumer Services — 0.2%
China Education Group Holdings Ltd., 2.00%, 03/28/24(h)	HKD	9,000	1,193,797
frontdoor, Inc., 6.75%, 08/15/26(b)	USD	168	171,780
Graham Holdings Co., 5.75%, 06/01/26(b)		86	90,300
Laureate Education, Inc., 8.25%, 05/01/25(b)		42	45,570
ServiceMaster Co. LLC (The), 5.13%, 11/15/24(b)		404	405,515

			1,906,962

Diversified Financial Services — 1.1%
Arrow Global Finance plc:
5.13%, 09/15/24	GBP	200	248,768
(EURIBOR 3 Month + 2.88%), 2.88%, 04/01/25(a)	EUR	100	107,071
(EURIBOR 3 Month + 3.75%), 3.75%, 03/01/26(a)		100	108,389
Cabot Financial Luxembourg SA:
6.50%, 04/01/21	GBP	100	128,942
7.50%, 10/01/23		200	255,249
CK Hutchison International 16 Ltd., 2.75%, 10/03/26(b)	USD	500	473,608
Garfunkelux Holdco 3 SA:
7.50%, 08/01/22	EUR	130	133,392
(EURIBOR 3 Month + 4.50%), 4.50%, 09/01/23(a)		110	104,544
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20	USD	1,500	1,481,415
Grupo de Inversiones Suramericana SA, 5.70%, 05/18/21		371	387,695
HBOS Capital Funding LP, 6.85%(k)		416	419,120
LHC3 plc, 4.12% (4.12% Cash or 9.00% PIK), 08/15/24(j)	EUR	353	400,756
Lincoln Financing SARL:
3.63%, 04/01/24		259	293,380
(EURIBOR 3 Month + 3.88%), 3.88%, 04/01/24(a)		374	422,681
Nexi Capital SpA, (EURIBOR 3 Month + 3.63%), 3.63%, 05/01/23(a)		172	194,986
Refinitiv US Holdings, Inc.:
4.50%, 05/15/26		346	390,532
6.25%, 05/15/26(b)	USD	1,176	1,192,170
6.88%, 11/15/26	EUR	194	213,267
8.25%, 11/15/26(b)	USD	494	484,737
Tempo Acquisition LLC, 6.75%, 06/01/25(b)		160	161,200
Travelport Corporate Finance plc, 6.00%, 03/15/26(b)		42	45,360
Vantiv LLC:
3.88%, 11/15/25(b)	GBP	132	178,938
3.88%, 11/15/25		200	271,118
Verscend Escrow Corp., 9.75%, 08/15/26(b)	USD	441	439,898
Vertex Capital Investment Ltd., 4.75%, 04/03/24		230	230,000
Worldpay Finance plc, 3.75%, 11/15/22	EUR	100	123,620

			8,890,836

Diversified Telecommunication Services — 2.2%
Altice France SA:
7.38%, 05/01/26(b)	USD	1,119	1,096,620
5.88%, 02/01/27	EUR	300	346,688
8.13%, 02/01/27(b)	USD	503	508,659
Arqiva Broadcast Finance plc, 6.75%, 09/30/23	GBP	100	138,353

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
AT&T, Inc.:
4.85%, 03/01/39	USD	835	$840,085
4.50%, 03/09/48		1,000	938,292
CCO Holdings LLC:
5.13%, 02/15/23		161	163,818
4.00%, 03/01/23(b)		144	143,863
5.38%, 05/01/25(b)		7	7,228
5.75%, 02/15/26(b)		152	159,030
5.13%, 05/01/27(b)		1,542	1,551,637
5.00%, 02/01/28(b)		243	239,634
CenturyLink, Inc.:
Series S, 6.45%, 06/15/21		306	318,622
Series W, 6.75%, 12/01/23		111	115,856
Series Y, 7.50%, 04/01/24		87	92,003
5.63%, 04/01/25		225	217,688
Series P, 7.60%, 09/15/39		3	2,632
Series U, 7.65%, 03/15/42		45	39,488
Cincinnati Bell, Inc.(b):
7.00%, 07/15/24		370	340,614
8.00%, 10/15/25		28	25,550
DKT Finance ApS, 7.00%, 06/17/23	EUR	333	404,995
eircom Finance DAC, 4.50%, 05/31/22		100	114,027
Embarq Corp., 8.00%, 06/01/36	USD	149	145,089
Frontier Communications Corp.:
10.50%, 09/15/22		38	28,975
11.00%, 09/15/25		300	197,437
8.50%, 04/01/26(b)		96	89,280
8.00%, 04/01/27(b)		440	454,300
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		149	132,238
8.50%, 10/15/24(b)		292	283,970
9.75%, 07/15/25(b)		514	521,864
Level 3 Financing, Inc.:
5.38%, 08/15/22		160	160,800
5.63%, 02/01/23		11	11,124
5.13%, 05/01/23		42	42,367
5.38%, 05/01/25		6	6,074
5.25%, 03/15/26		593	591,517
Level 3 Parent LLC, 5.75%, 12/01/22		22	22,226
Ooredoo International Finance Ltd., 3.75%, 06/22/26		600	594,750
Qualitytech LP, 4.75%, 11/15/25(b)		222	214,785
Qwest Corp., 6.75%, 12/01/21		7	7,448
TDC A/S, 6.88%, 02/23/23	GBP	200	293,963
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	23	22,195
6.00%, 09/30/34		103	95,275
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	100	145,068
Telecom Italia SpA:
1.13%, 03/26/22(h)		800	868,401
3.25%, 01/16/23		184	215,690
5.88%, 05/19/23	GBP	200	277,850
4.00%, 04/11/24	EUR	266	314,007
5.30%, 05/30/24(b)	USD	249	250,245
2.38%, 10/12/27	EUR	300	312,299
Telesat Canada, 8.88%, 11/15/24(b)	USD	52	56,030
Verizon Communications, Inc.:
1.38%, 10/27/26	EUR	150	174,732
3.88%, 02/08/29	USD	325	332,778
4.50%, 08/10/33		500	528,497
2.88%, 01/15/38	EUR	150	185,199
5.50%, 03/16/47	USD	225	263,339
5.01%, 04/15/49		290	316,620

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Virgin Media Finance plc:
6.38%, 10/15/24	GBP	100	$135,777
5.75%, 01/15/25(b)	USD	400	406,500
Virgin Media Secured Finance plc:
5.13%, 01/15/25	GBP	100	132,835
5.50%, 01/15/25		90	119,858
5.25%, 01/15/26(b)	USD	200	201,250
5.50%, 08/15/26(b)		200	203,500
6.25%, 03/28/29	GBP	400	550,830

			17,712,364

Electric Utilities — 0.7%
ContourGlobal Power Holdings SA, 3.38%, 08/01/23	EUR	246	283,200
Duke Energy Corp., 3.95%, 08/15/47	USD	750	722,870
Enel Finance International NV, 4.25%, 09/14/23(b)		595	608,055
Enel SpA, (GBP Swap 5 Year + 4.09%), 6.62%, 09/15/76(a)	GBP	204	284,963
Exelon Corp., 4.45%, 04/15/46	USD	500	515,250
Huachen Energy Co. Ltd., 6.63%, 05/18/20(f)(g)		700	468,475
LLPL Capital Pte. Ltd., 6.88%, 02/04/39		475	513,000
Naturgy Finance BV:
(EUR Swap Annual 8 Year + 3.35%), 4.13%(a)(k)	EUR	400	474,984
(EUR Swap Annual 9 Year + 3.08%), 3.38%(a)(k)		100	113,189
1.88%, 10/05/29		100	118,760
NextEra Energy Operating Partners LP(b):
4.25%, 09/15/24	USD	43	42,677
4.50%, 09/15/27		50	48,750
Tohoku Electric Power Co., Inc., 0.00%, 12/03/20(h)(i)	JPY	50,000	445,970
Virginia Electric & Power Co., Series B, 3.80%, 09/15/47	USD	500	482,380
Vistra Operations Co. LLC(b):
5.50%, 09/01/26		2	2,080
5.63%, 02/15/27		295	306,800
Yunnan Energy Investment Overseas Finance Co. Ltd., 6.25%, 11/29/21		445	455,903

			5,887,306

Electrical Equipment — 0.2%
Bizlink Holding, Inc., 0.00%, 02/01/23(h)(i)		500	516,730
Energizer Gamma Acquisition BV, 4.63%, 07/15/26	EUR	107	123,164
Sensata Technologies BV, 5.00%, 10/01/25(b)	USD	397	406,925
Vertiv Group Corp., 9.25%, 10/15/24(b)		221	219,895

			1,266,714

Electronic Equipment, Instruments & Components — 0.2%
Anixter, Inc., 6.00%, 12/01/25(b)		133	139,650
Belden, Inc., 4.13%, 10/15/26	EUR	310	365,408
CDW LLC:
5.50%, 12/01/24	USD	629	661,236
5.00%, 09/01/25		43	44,075
Hon Hai Precision Industry Co. Ltd., 0.00%, 11/06/22(h)(i)		200	185,651
Ingenico Group SA, 1.63%, 09/13/24	EUR	200	212,902
Itron, Inc., 5.00%, 01/15/26(b)	USD	7	6,886
Zhen Ding Technology Holding Ltd., 0.00%, 06/26/19(h)(i)		200	204,000

			1,819,808

Energy Equipment & Services — 0.7%
Anton Oilfield Services Group, 9.75%, 12/05/20		1,300	1,326,650
Apergy Corp., 6.38%, 05/01/26		56	56,700
Archrock Partners LP, 6.88%, 04/01/27(b)		55	56,083
CSI Compressco LP, 7.50%, 04/01/25(b)		103	98,365

Security		Par (000)	Value

Energy Equipment & Services (continued)
Diamond Offshore Drilling, Inc.:
7.88%, 08/15/25	USD	58	$55,970
5.70%, 10/15/39		8	5,380
4.88%, 11/01/43		68	43,010
Ensco Jersey Finance Ltd., 3.00%, 01/31/24(h)		151	116,468
Ensco plc:
4.70%, 03/15/21		12	11,400
5.20%, 03/15/25		80	62,024
7.75%, 02/01/26		63	53,156
5.75%, 10/01/44		29	18,633
Hilong Holding Ltd., 7.25%, 06/22/20		1,400	1,389,342
McDermott Technology Americas, Inc., 10.63%, 05/01/24(b)		135	111,713
Nabors Industries, Inc.:
4.63%, 09/15/21		107	105,662
5.50%, 01/15/23		12	11,454
5.75%, 02/01/25		46	41,227
Noble Holding International Ltd.:
7.75%, 01/15/24		8	7,203
7.88%, 02/01/26(b)		291	269,902
5.25%, 03/15/42		38	22,800
Oceaneering International, Inc., 4.65%, 11/15/24		12	11,070
Pacific Drilling First Lien Escrow Issuer Ltd., 8.38%, 10/01/23(b)		262	265,977
Pioneer Energy Services Corp., 6.13%, 03/15/22		84	52,080
Precision Drilling Corp.:
5.25%, 11/15/24		5	4,675
7.13%, 01/15/26(b)		80	79,325
Rowan Cos., Inc., 4.88%, 06/01/22		142	132,238
SESI LLC:
7.13%, 12/15/21		35	31,369
7.75%, 09/15/24		33	27,307
Transocean Pontus Ltd., 6.13%, 08/01/25(b)		69	69,847
Transocean Poseidon Ltd., 6.88%, 02/01/27(b)		158	164,320
Transocean, Inc.:
6.50%, 11/15/20		10	10,325
8.47%, 12/15/21		5	5,262
9.00%, 07/15/23(b)		204	217,515
7.25%, 11/01/25(b)		166	164,340
7.50%, 01/15/26(b)		55	54,313
USA Compression Partners LP:
6.88%, 04/01/26		233	239,116
6.88%, 09/01/27(b)		118	119,918
Vantage Drilling International, 9.25%, 11/15/23(b)		36	36,990
Weatherford International Ltd.:
5.13%, 09/15/20		70	61,600
6.50%, 08/01/36		10	5,650
5.95%, 04/15/42		56	31,343

			5,647,722

Entertainment — 0.2%
Ascend Learning LLC:
6.88%, 08/01/25(b)		180	178,786
Live Nation Entertainment, Inc.(b):
5.38%, 06/15/22		40	40,500
4.88%, 11/01/24		9	9,056
Netflix, Inc.:
5.50%, 02/15/22		68	71,315
4.38%, 11/15/26		87	85,369
4.88%, 04/15/28		7	6,930
5.88%, 11/15/28(b)		404	426,725
4.63%, 05/15/29	EUR	316	378,241

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Entertainment (continued)
Warner Media LLC, 3.60%, 07/15/25	USD	350	$349,122
WMG Acquisition Corp.:
4.13%, 11/01/24	EUR	270	317,369
5.50%, 04/15/26(b)	USD	43	44,129

			1,907,542

Equity Real Estate Investment Trusts (REITs) — 1.1%
American Tower Corp., 3.13%, 01/15/27		1,000	958,362
Cromwell SPV Finance Pty. Ltd., 2.50%, 03/29/25(h)	EUR	200	221,265
Crown Castle International Corp., 3.80%, 02/15/28	USD	1,000	993,978
CyrusOne LP:
5.00%, 03/15/24		30	30,638
5.38%, 03/15/27		49	50,700
Equinix, Inc.:
5.38%, 04/01/23		86	87,505
2.88%, 03/15/24	EUR	127	147,046
2.88%, 10/01/25		478	551,397
5.88%, 01/15/26	USD	469	494,068
2.88%, 02/01/26	EUR	200	231,068
5.38%, 05/15/27	USD	249	261,525
ESH Hospitality, Inc., 5.25%, 05/01/25(b)		126	125,160
GEO Group, Inc. (The), 5.88%, 10/15/24		114	99,750
GLP Capital LP:
5.38%, 11/01/23		14	14,738
5.25%, 06/01/25		43	45,042
5.38%, 04/15/26		76	79,412
Inmobiliaria Colonial Socimi SA:
1.63%, 11/28/25	EUR	100	112,486
2.50%, 11/28/29		200	228,451
Iron Mountain UK plc, 3.88%, 11/15/25	GBP	210	260,064
Iron Mountain, Inc.:
5.75%, 08/15/24	USD	250	252,500
3.00%, 01/15/25	EUR	110	124,006
4.88%, 09/15/27(b)	USD	77	73,920
iStar, Inc.:
4.63%, 09/15/20		9	9,101
6.00%, 04/01/22		56	56,210
5.25%, 09/15/22		43	42,194
MGM Growth Properties Operating Partnership LP:
5.63%, 05/01/24		506	526,240
4.50%, 09/01/26		423	411,367
4.50%, 01/15/28		36	33,840
MPT Operating Partnership LP:
5.50%, 05/01/24		23	23,575
5.00%, 10/15/27		548	557,590
RHP Hotel Properties LP, 5.00%, 04/15/21		178	178,000
SBA Communications Corp.:
4.88%, 07/15/22		24	24,330
4.00%, 10/01/22		186	186,670
4.88%, 09/01/24		610	616,283
Trust F/1401, 5.25%, 01/30/26		700	711,973
VICI Properties 1 LLC, 8.00%, 10/15/23		162	177,643

			8,998,097

Food & Staples Retailing — 0.2%
Albertsons Cos. LLC:
6.63%, 06/15/24		84	84,840
5.75%, 03/15/25		8	7,590
7.50%, 03/15/26(b)		40	41,150
Casino Guichard Perrachon SA:
4.56%, 01/25/23	EUR	300	337,032
4.50%, 03/07/24		100	111,211
Cencosud SA, 6.63%, 02/12/45	USD	228	228,548

Security		Par (000)	Value

Food & Staples Retailing (continued)
Distribuidora Internacional de Alimentacion SA, 1.00%, 04/28/21	EUR	300	$274,270
Hipercor SA, 3.88%, 01/19/22		200	236,088
Tesco plc, 5.00%, 03/24/23	GBP	100	143,037

			1,463,766

Food Products — 0.7%
B&G Foods, Inc., 5.25%, 04/01/25	USD	30	28,762
Boparan Finance plc, 5.50%, 07/15/21	GBP	200	177,987
Chobani LLC, 7.50%, 04/15/25(b)	USD	49	43,916
Gruma SAB de CV, 4.88%, 12/01/24		760	795,055
JBS USA LUX SA(b):
5.88%, 07/15/24		250	256,875
5.75%, 06/15/25		459	470,861
6.75%, 02/15/28		134	138,645
Knight Castle Investments Ltd., 7.99%, 01/23/21		1,400	1,018,976
Nomad Foods Bondco plc, 3.25%, 05/15/24	EUR	100	114,310
Post Holdings, Inc.(b):
5.50%, 03/01/25	USD	173	174,946
5.00%, 08/15/26		53	51,542
5.75%, 03/01/27		117	117,439
5.63%, 01/15/28		109	108,183
Sigma Finance Netherlands BV, 4.88%, 03/27/28		331	329,774
Simmons Foods, Inc., 7.75%, 01/15/24(b)		183	194,895
SSMS Plantation Holdings Pte. Ltd., 7.75%, 01/23/23		1,500	1,472,790

			5,494,956

Gas Utilities — 0.1%
Perusahaan Gas Negara Persero Tbk., 5.13%, 05/16/24		769	807,815
Superior Plus LP, 7.00%, 07/15/26(b)		117	118,901

			926,716

Health Care Equipment & Supplies — 0.4%
Avantor, Inc.(b):
6.00%, 10/01/24		856	888,100
9.00%, 10/01/25		367	397,736
Becton Dickinson and Co., 4.67%, 06/06/47		275	288,003
Hologic, Inc.(b):
4.38%, 10/15/25		17	16,912
4.63%, 02/01/28		78	76,635
Immucor, Inc., 11.13%, 02/15/22(b)		31	31,465
Mallinckrodt International Finance SA(b):
4.88%, 04/15/20		166	165,170
5.75%, 08/01/22		58	53,940
Ortho-Clinical Diagnostics, Inc., 6.63%, 05/15/22(b)		710	673,790
Sotera Health Holdings LLC, 6.50%, 05/15/23(b)		185	186,387
Teleflex, Inc.:
4.88%, 06/01/26		86	87,613
4.63%, 11/15/27		66	65,464

			2,931,215

Health Care Providers & Services — 1.1%
Acadia Healthcare Co., Inc.:
5.13%, 07/01/22		174	174,435
5.63%, 02/15/23		36	36,225
6.50%, 03/01/24		8	8,200
AHP Health Partners, Inc., 9.75%, 07/15/26(b)		38	40,945
Centene Corp.:
4.75%, 01/15/25		152	155,040
5.38%, 06/01/26(b)		718	749,412
Community Health Systems, Inc.(b):
8.63%, 01/15/24		220	220,275
8.00%, 03/15/26		149	143,040

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
CVS Health Corp., 5.05%, 03/25/48	USD	600	$604,443
DaVita, Inc., 5.13%, 07/15/24		102	100,725
Encompass Health Corp., 5.75%, 11/01/24		171	173,137
HCA, Inc.:
5.88%, 05/01/23		7	7,464
5.00%, 03/15/24		1,000	1,060,192
5.38%, 02/01/25		310	328,600
5.38%, 09/01/26		177	186,514
5.63%, 09/01/28		354	374,355
5.88%, 02/01/29		327	352,326
5.50%, 06/15/47		247	262,598
inVentiv Group Holdings, Inc., 7.50%, 10/01/24(b)		67	70,517
MEDNAX, Inc.(b):
5.25%, 12/01/23		66	66,825
6.25%, 01/15/27		229	231,290
Molina Healthcare, Inc.:
5.38%, 11/15/22		74	76,820
4.88%, 06/15/25(b)		45	44,494
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(b)		201	200,498
NVA Holdings, Inc., 6.88%, 04/01/26(b)		78	77,123
Polaris Intermediate Corp., 8.50% (8.50% Cash or 9.25% PIK), 12/01/22(b)(j)		344	339,356
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 05/01/23(b)		277	294,659
Surgery Center Holdings, Inc.(b):
8.88%, 04/15/21		93	97,399
6.75%, 07/01/25		149	134,845
10.00%, 04/15/27		76	77,140
Synlab Bondco plc, 6.25%, 07/01/22	EUR	100	115,512
Team Health Holdings, Inc., 6.38%, 02/01/25(b)	USD	121	98,464
Tenet Healthcare Corp.:
8.13%, 04/01/22		289	310,920
4.63%, 07/15/24		498	498,772
6.25%, 02/01/27(b)		333	345,671
Vizient, Inc., 10.38%, 03/01/24(b)		41	44,559
WellCare Health Plans, Inc.:
5.25%, 04/01/25		115	119,025
5.38%, 08/15/26(b)		290	303,413

			8,525,228

Health Care Technology — 0.1%
IQVIA, Inc.:
3.50%, 10/15/24	EUR	100	115,307
3.25%, 03/15/25(b)		100	114,558
3.25%, 03/15/25		310	355,128
5.00%, 10/15/26(b)	USD	200	204,626

			789,619

Hotels, Restaurants & Leisure — 1.8%
Aramark International Finance SARL, 3.13%, 04/01/25	EUR	110	128,648
Boyd Gaming Corp., 6.00%, 08/15/26	USD	69	70,725
Boyne USA, Inc., 7.25%, 05/01/25(b)		72	77,040
Caesars Resort Collection LLC, 5.25%, 10/15/25(b)		154	148,320
Churchill Downs, Inc.(b):
5.50%, 04/01/27		224	227,136
4.75%, 01/15/28		149	141,736
Cirsa Finance International SARL, 6.25%, 12/20/23	EUR	100	118,359
CPUK Finance Ltd.:
4.25%, 08/28/22	GBP	225	291,998
4.88%, 08/28/25		100	128,022
EI Group plc, 6.38%, 02/15/22		100	133,198
Eldorado Resorts, Inc.:
6.00%, 04/01/25	USD	56	56,700
6.00%, 09/15/26		35	35,525

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Golden Nugget, Inc., 6.75%, 10/15/24(b)	USD	568	$570,840
Hilton Domestic Operating Co., Inc.:
4.25%, 09/01/24		177	176,667
5.13%, 05/01/26(b)		273	277,584
Hilton Worldwide Finance LLC:
4.63%, 04/01/25		43	43,430
4.88%, 04/01/27		104	105,170
HIS Co. Ltd.(h)(i):
0.00%, 08/30/19	JPY	10,000	90,048
0.00%, 11/15/24		10,000	95,619
Huazhu Group Ltd., 0.38%, 11/01/22(h)	USD	913	1,048,120
IRB Holding Corp., 6.75%, 02/15/26(b)		35	32,900
KFC Holding Co.(b):
5.00%, 06/01/24		40	40,800
5.25%, 06/01/26		359	362,366
4.75%, 06/01/27		86	84,495
Ladbrokes Group Finance plc, 5.13%, 09/08/23	GBP	400	538,433
Marriott Ownership Resorts, Inc., 6.50%, 09/15/26(b)	USD	14	14,668
McDonald’s Corp., 4.45%, 09/01/48		500	513,182
MGM Resorts International:
6.63%, 12/15/21		755	806,906
7.75%, 03/15/22		175	192,938
5.50%, 04/15/27		67	67,712
New Red Finance, Inc.(b):
4.25%, 05/15/24		471	466,290
5.00%, 10/15/25		883	872,227
NH Hotel Group SA, 3.75%, 10/01/23	EUR	115	133,128
Pinnacle Bidco plc, 6.38%, 02/15/25	GBP	230	307,759
Punch Taverns Finance B Ltd., 7.37%, 09/30/21		51	71,123
Sabre GLBL, Inc., 5.25%, 11/15/23(b)	USD	338	344,760
Scientific Games International, Inc.:
10.00%, 12/01/22		263	276,373
5.00%, 10/15/25(b)		531	520,380
3.38%, 02/15/26	EUR	200	216,386
8.25%, 03/15/26(b)	USD	321	327,629
Silversea Cruise Finance Ltd., 7.25%, 02/01/25(b)		16	17,304
Sisal Group SpA, 7.00%, 07/31/23	EUR	250	282,709
Six Flags Entertainment Corp.(b):
4.88%, 07/31/24	USD	581	574,098
5.50%, 04/15/27		89	88,003
Station Casinos LLC, 5.00%, 10/01/25(b)		34	33,320
Stonegate Pub Co. Financing plc:
4.88%, 03/15/22	GBP	100	129,909
(LIBOR GBP 3 Month + 4.38%), 5.22%, 03/15/22(a)		150	194,733
(LIBOR GBP 3 Month + 6.25%), 7.09%, 03/15/22(a)		166	217,287
Studio City Finance Ltd., 7.25%, 02/11/24	USD	800	836,000
Viking Cruises Ltd.(b):
6.25%, 05/15/25		75	76,125
5.88%, 09/15/27		774	753,102
Vinpearl JSC, 3.50%, 06/14/23(h)		600	642,067
Wyndham Destinations, Inc., 5.75%, 04/01/27		43	42,652
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(b)		78	79,170
Yum! Brands, Inc., 5.35%, 11/01/43		2	1,730

			14,123,549

Household Durables — 0.2%
Century Communities, Inc., 6.88%, 05/15/22		128	130,240
Lennar Corp.:
6.25%, 12/15/21		360	378,900
4.88%, 12/15/23		85	87,550
5.25%, 06/01/26		67	68,926
4.75%, 11/29/27		140	140,066

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Household Durables (continued)
Mattamy Group Corp.(b):
6.88%, 12/15/23	USD	30	$30,600
6.50%, 10/01/25		44	43,188
MDC Holdings, Inc., 6.00%, 01/15/43		32	27,360
Meritage Homes Corp., 5.13%, 06/06/27		20	19,394
PulteGroup, Inc., 6.38%, 05/15/33		125	124,531
Tempur Sealy International, Inc., 5.50%, 06/15/26		48	48,030
TRI Pointe Group, Inc.:
4.88%, 07/01/21		64	64,080
5.25%, 06/01/27		2	1,840
Williams Scotsman International, Inc.(b):
7.88%, 12/15/22		69	71,070
6.88%, 08/15/23		92	92,000

			1,327,775

Household Products — 0.0%
Energizer Holdings, Inc.(b):
6.38%, 07/15/26		11	11,275
7.75%, 01/15/27		162	172,530
Spectrum Brands, Inc., 5.75%, 07/15/25		190	191,425

			375,230

Independent Power and Renewable Electricity Producers — 0.4%
AES Corp.:
4.50%, 03/15/23		7	7,070
4.88%, 05/15/23		33	33,454
5.50%, 04/15/25		111	115,162
6.00%, 05/15/26		289	306,334
5.13%, 09/01/27		145	150,828
Calpine Corp.:
5.38%, 01/15/23		436	436,545
5.88%, 01/15/24(b)		70	71,750
5.50%, 02/01/24		26	25,837
5.75%, 01/15/25		159	158,205
5.25%, 06/01/26(b)		545	542,275
Clearway Energy Operating LLC:
5.38%, 08/15/24		111	110,723
5.75%, 10/15/25(b)		110	110,412
NRG Energy, Inc.:
6.63%, 01/15/27		913	982,616
5.75%, 01/15/28		9	9,540
Pattern Energy Group, Inc., 5.88%, 02/01/24(b)		241	245,218
Talen Energy Supply LLC:
6.50%, 06/01/25		20	17,600
10.50%, 01/15/26(b)		20	20,850
Vistra Energy Corp., 7.63%, 11/01/24		86	90,947

			3,435,366

Industrial Conglomerates — 0.1%
General Electric Co., (EURIBOR 3 Month + 0.30%), 0.00%, 05/28/20(a)	EUR	100	111,816
KOC Holding A/S, 5.25%, 03/15/23	USD	300	284,250

			396,066

Insurance — 1.4%
Acrisure LLC, 8.13%, 02/15/24(b)		42	43,519
Aegon NV, (EUR Swap Annual 5 Year + 5.21%), 6.00%(a)(k)	EUR	275	308,706
Alliant Holdings Intermediate LLC, 8.25%, 08/01/23(b)	USD	737	755,425
Allstate Corp. (The), (LIBOR USD 3 Month + 0.43%), 3.03%, 03/29/21(a)		275	274,689
AmWINS Group, Inc., 7.75%, 07/01/26(b)		53	52,867
Asahi Mutual Life Insurance Co., (USD Swap Semi 5 Year + 4.59%), 6.50%(a)(k)		800	797,802

Security		Par (000)	Value

Insurance (continued)
Assicurazioni Generali SpA(a):
(LIBOR GBP 3 Month + 2.20%), 6.42%(k)	GBP	100	$135,781
(EURIBOR 3 Month + 7.11%), 7.75%, 12/12/42	EUR	200	266,586
(EURIBOR 3 Month + 5.35%), 5.50%, 10/27/47		350	429,384
BNP Paribas Cardif SA, (EURIBOR 3 Month + 3.93%), 4.03%(a)(k)		400	474,922
Caisse Nationale de Reassurance Mutuelle Agricole Groupama:
(EURIBOR 3 Month + 5.77%), 6.37%(a)(k)		200	251,667
6.00%, 01/23/27		200	267,728
CNP Assurances:
1.88%, 10/20/22		100	116,171
(EURIBOR 3 Month + 4.60%), 4.50%, 06/10/47(a)		100	125,292
Credit Agricole Assurances SA, (EUR Swap Annual 5 Year + 4.35%), 4.50%(a)(k)		300	358,372
Heungkuk Life Insurance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%, 11/09/47(a)	USD	2,000	1,877,500
HUB International Ltd., 7.00%, 05/01/26(b)		475	470,250
KDB Life Insurance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.66%), 7.50%, 05/21/48(a)		1,800	1,725,543
Mapfre SA, (EURIBOR 3 Month + 4.30%), 4.13%, 09/07/48(a)	EUR	200	232,120
Mitsui Sumitomo Insurance Co. Ltd., (USD Swap Semi 5 Year + 3.26%), 4.95%(a)(k)	USD	1,650	1,689,188
NN Group NV, (EURIBOR 3 Month + 3.90%), 4.38%(a)(k)	EUR	110	130,180
USI, Inc., 6.88%, 05/01/25(b)	USD	53	51,476

			10,835,168

Interactive Media & Services — 0.2%
Baidu, Inc., 4.13%, 06/30/25		600	612,855
Match Group, Inc., 5.63%, 02/15/29(b)		92	93,150
Rackspace Hosting, Inc., 8.63%, 11/15/24(b)		41	36,526
Tencent Holdings Ltd., 3.80%, 02/11/25		600	612,164

			1,354,695

Internet & Direct Marketing Retail — 0.1%
Alibaba Group Holding Ltd., 3.60%, 11/28/24		500	510,738
Shop Direct Funding plc, 7.75%, 11/15/22	GBP	240	281,333
Uber Technologies, Inc.(b):
7.50%, 11/01/23	USD	99	103,208
8.00%, 11/01/26		24	25,530

			920,809

IT Services — 0.6%
Alliance Data Systems Corp., 5.88%, 11/01/21(b)		265	270,962
Banff Merger Sub, Inc.:
8.38%, 09/01/26	EUR	410	454,166
9.75%, 09/01/26(b)	USD	685	664,450
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(b)		187	186,532
First Data Corp., 5.75%, 01/15/24(b)		267	274,543
Gartner, Inc., 5.13%, 04/01/25(b)		128	129,370
InterXion Holding NV, 4.75%, 06/15/25	EUR	300	356,717
United Group BV:
4.38%, 07/01/22		325	374,094
(EURIBOR 3 Month + 4.38%), 4.38%, 07/01/23(a)		251	282,261
4.88%, 07/01/24		244	279,635
WEX, Inc., 4.75%, 02/01/23(b)	USD	91	90,772
Zayo Group LLC:
6.00%, 04/01/23		365	369,562
6.38%, 05/15/25		108	108,540
5.75%, 01/15/27(b)		652	650,566

			4,492,170

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Leisure Products — 0.0%
Mattel, Inc., 6.75%, 12/31/25(b)	USD	272	$267,580

Life Sciences Tools & Services — 0.0%
Charles River Laboratories International, Inc., 5.50%, 04/01/26(b)		132	136,950

Machinery — 0.5%
CNH Industrial Finance Europe SA, 1.75%, 09/12/25	EUR	100	114,730
Colfax Corp.(b):
6.00%, 02/15/24	USD	176	183,260
6.38%, 02/15/26		83	88,343
EnPro Industries, Inc., 5.75%, 10/15/26(b)		93	93,697
Grinding Media, Inc., 7.38%, 12/15/23(b)		92	88,320
Manitowoc Co., Inc. (The), 9.00%, 04/01/26(b)		48	48,600
Mueller Water Products, Inc., 5.50%, 06/15/26(b)		134	136,010
Navistar International Corp., 6.63%, 11/01/25(b)		167	169,714
Novelis Corp.(b):
6.25%, 08/15/24		544	556,240
5.88%, 09/30/26		581	578,821
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	364	397,174
RBS Global, Inc., 4.88%, 12/15/25(b)	USD	129	127,387
SPX FLOW, Inc.(b):
5.63%, 08/15/24		94	94,470
5.88%, 08/15/26		23	23,115
Stevens Holding Co., Inc., 6.13%, 10/01/26(b)		42	43,260
Terex Corp., 5.63%, 02/01/25(b)		533	530,335
Titan Acquisition Ltd., 7.75%, 04/15/26(b)		288	248,400
Wabash National Corp., 5.50%, 10/01/25(b)		65	60,613

			3,582,489

Marine — 0.1%
CMA CGM SA:
6.50%, 07/15/22	EUR	120	127,947
5.25%, 01/15/25		320	299,341

			427,288

Media — 2.4%
Altice Financing SA(b):
6.63%, 02/15/23	USD	634	648,265
7.50%, 05/15/26		600	592,200
Altice Finco SA, 4.75%, 01/15/28	EUR	100	93,666
Altice Luxembourg SA:
7.75%, 05/15/22(b)	USD	600	600,000
6.25%, 02/15/25	EUR	100	103,223
AMC Networks, Inc.:
5.00%, 04/01/24	USD	3	3,015
4.75%, 08/01/25		440	436,700
Block Communications, Inc., 6.88%, 02/15/25(b)		54	55,958
CBS Radio, Inc., 7.25%, 11/01/24(b)		5	4,975
Charter Communications Operating LLC, 6.48%, 10/23/45		498	558,260
Clear Channel International BV, 8.75%, 12/15/20(b)		3	3,079
Clear Channel Worldwide Holdings, Inc.:
Series B, 6.50%, 11/15/22		2,263	2,311,631
9.25%, 02/15/24(b)		814	862,840
Comcast Corp.:
4.70%, 10/15/48		305	330,653
4.05%, 11/01/52		500	487,158
CSC Holdings LLC:
6.75%, 11/15/21		92	98,325
5.13%, 12/15/21(b)		270	270,337
5.38%, 07/15/23(b)		213	216,994
5.25%, 06/01/24		304	308,560
7.75%, 07/15/25(b)		211	226,298

Security		Par (000)	Value

Media (continued)
CSC Holdings LLC (continued)
10.88%, 10/15/25(b)	USD	1,016	$1,172,972
5.50%, 05/15/26(b)		260	267,228
5.38%, 02/01/28(b)		400	401,000
6.50%, 02/01/29(b)		200	213,000
Discovery Communications LLC, 3.95%, 03/20/28		500	485,799
DISH DBS Corp.:
6.75%, 06/01/21		319	328,889
5.88%, 07/15/22		473	457,769
5.00%, 03/15/23		29	26,100
5.88%, 11/15/24		26	21,840
Gray Television, Inc.(b):
5.13%, 10/15/24		7	7,028
7.00%, 05/15/27		113	120,063
Interpublic Group of Cos., Inc. (The):
3.50%, 10/01/20		140	141,207
4.65%, 10/01/28		150	156,160
5.40%, 10/01/48		465	470,438
Lamar Media Corp., 5.75%, 02/01/26(b)		80	83,600
MDC Partners, Inc., 6.50%, 05/01/24(b)		114	94,335
Meredith Corp., 6.88%, 02/01/26		141	148,050
Midcontinent Communications, 6.88%, 08/15/23(b)		69	71,780
Myriad International Holdings BV, 5.50%, 07/21/25		700	749,000
Outfront Media Capital LLC, 5.88%, 03/15/25		73	74,825
Radiate Holdco LLC(b):
6.88%, 02/15/23		17	16,830
6.63%, 02/15/25		44	42,460
SES SA(a)(k):
(EUR Swap Annual 5 Year + 4.66%), 4.62%	EUR	100	117,207
(EUR Swap Annual 5 Year + 5.40%), 5.63%		200	239,426
Sirius XM Radio, Inc.(b):
5.38%, 04/15/25	USD	7	7,184
5.38%, 07/15/26		3	3,064
5.00%, 08/01/27		415	415,249
TEGNA, Inc., 5.50%, 09/15/24(b)		59	59,590
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28(b)		200	196,000
Telenet Finance VI Luxembourg SCA, 4.88%, 07/15/27	EUR	306	368,513
Tribune Media Co., 5.88%, 07/15/22	USD	171	174,527
Unitymedia GmbH, 3.75%, 01/15/27	EUR	200	235,531
Unitymedia Hessen GmbH & Co. KG:
3.50%, 01/15/27		200	235,852
6.25%, 01/15/29		332	412,767
Univision Communications, Inc.(b):
6.75%, 09/15/22	USD	32	32,480
5.13%, 05/15/23		12	11,362
5.13%, 02/15/25		190	176,938
UPC Holding BV:
5.50%, 01/15/28(b)		210	209,475
3.88%, 06/15/29	EUR	100	114,009
UPCB Finance IV Ltd., 4.00%, 01/15/27		135	158,281
UPCB Finance VII Ltd., 3.63%, 06/15/29		200	232,864
Videotron Ltd., 5.13%, 04/15/27(b)	USD	287	292,740
Virgin Media Receivables Financing Notes I DAC, 5.50%, 09/15/24	GBP	309	404,389
Ziggo Bond Co. BV:
7.13%, 05/15/24	EUR	200	233,997
5.88%, 01/15/25(b)	USD	400	395,000
Ziggo BV:
4.25%, 01/15/27	EUR	300	345,779
5.50%, 01/15/27(b)	USD	300	296,250

			19,130,984

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Metals & Mining — 1.1%
BHP Billiton Finance Ltd., (EUR Swap Annual 5 Year + 4.80%), 5.63%, 10/22/79(a)	EUR	100	$132,594
Big River Steel LLC, 7.25%, 09/01/25(b)	USD	118	123,345
Bukit Makmur Mandiri Utama PT, 7.75%, 02/13/22		300	313,500
Cleveland-Cliffs, Inc., 4.88%, 01/15/24(b)		52	51,350
Constellium NV(b):
5.75%, 05/15/24		250	249,375
5.88%, 02/15/26		500	490,937
Energy Resources LLC, 8.00%, 09/30/22(l)		51	52,972
Freeport-McMoRan, Inc.:
4.00%, 11/14/21		172	172,860
3.55%, 03/01/22		266	263,007
3.88%, 03/15/23		711	700,769
4.55%, 11/14/24		102	100,470
5.40%, 11/14/34		20	18,200
5.45%, 03/15/43		886	775,259
HBIS Group Hong Kong Co. Ltd., 4.25%, 04/07/20		400	397,438
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(b)		57	60,135
Shandong Iron and Steel Xinheng International Co. Ltd., 6.50%, 06/14/21		200	198,350
Steel Dynamics, Inc.:
5.50%, 10/01/24		198	204,435
4.13%, 09/15/25		89	86,997
5.00%, 12/15/26		91	92,934
SunCoke Energy Partners LP, 7.50%, 06/15/25(b)		33	33,413
thyssenkrupp AG:
1.38%, 03/03/22	EUR	100	111,380
2.88%, 02/22/24		535	603,670
2.50%, 02/25/25		100	112,667
United States Steel Corp.:
6.88%, 08/15/25	USD	66	64,185
6.25%, 03/15/26		37	34,503
Vale Overseas Ltd., 6.25%, 08/10/26		874	954,408
Vedanta Resources plc, 6.38%, 07/30/22		2,300	2,220,639

			8,619,792

Multiline Retail — 0.1%
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	100	131,608
El Puerto de Liverpool SAB de CV, 3.88%, 10/06/26	USD	343	326,743
SACI Falabella, 4.38%, 01/27/25		600	613,158

			1,071,509

Multi-Utilities — 0.0%
RWE AG, (EUR Swap Annual 5 Year + 2.64%), 2.75%, 04/21/75(a)	EUR	260	297,430

Oil, Gas & Consumable Fuels — 3.8%
Antero Midstream Partners LP:
5.38%, 09/15/24	USD	111	111,866
5.75%, 03/01/27(b)		16	16,240
Antero Resources Corp.:
5.13%, 12/01/22		31	31,164
5.63%, 06/01/23		141	142,939
5.00%, 03/01/25		163	160,148
Ascent Resources Utica Holdings LLC(b):
10.00%, 04/01/22		78	85,434
7.00%, 11/01/26		41	39,411
Berry Petroleum Co. LLC, 7.00%, 02/15/26(b)		137	135,630
Brazos Valley Longhorn LLC, 6.88%, 02/01/25		75	75,375
Bruin E&P Partners LLC, 8.88%, 08/01/23(b)		184	176,180
California Resources Corp., 8.00%, 12/15/22(b)		351	275,640
Callon Petroleum Co.:
6.13%, 10/01/24		101	101,505
6.38%, 07/01/26		34	34,085

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Calumet Specialty Products Partners LP, 6.50%, 04/15/21	USD	57	$55,860
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		68	66,895
8.25%, 07/15/25		137	141,110
Centennial Resource Production LLC, 6.88%, 04/01/27(b)		60	60,588
Chaparral Energy, Inc., 8.75%, 07/15/23(b)		57	39,045
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		271	305,905
5.88%, 03/31/25		120	130,500
5.13%, 06/30/27		950	996,312
Cheniere Energy Partners LP, 5.63%, 10/01/26(b)		161	165,025
Chesapeake Energy Corp.:
6.63%, 08/15/20		72	73,890
6.13%, 02/15/21		64	65,920
4.88%, 04/15/22		37	36,445
5.75%, 03/15/23		15	14,662
7.00%, 10/01/24		134	133,665
8.00%, 01/15/25		76	77,520
8.00%, 06/15/27		382	376,270
China Singyes Solar Technologies Holdings Ltd., 0.00%, 02/15/19(f)(g)(l)		400	243,000
CNX Resources Corp., 5.88%, 04/15/22		913	910,717
Comstock Resources, Inc., 9.75%, 08/15/26(b)		62	57,040
CONSOL Energy, Inc., 11.00%, 11/15/25(b)		263	298,505
Corral Petroleum Holdings AB, 11.75% (11.75% Cash or 13.25% PIK), 05/15/21(j)(l)	EUR	200	238,309
Covey Park Energy LLC, 7.50%, 05/15/25(b)	USD	65	60,125
Crestwood Midstream Partners LP, 6.25%, 04/01/23		43	44,075
CrownRock LP, 5.63%, 10/15/25(b)		464	445,440
DCP Midstream Operating LP:
5.38%, 07/15/25		39	40,657
6.45%, 11/03/36(b)		39	39,975
6.75%, 09/15/37(b)		354	364,620
DEA Finance SA, 7.50%, 10/15/22	EUR	107	124,750
Denbury Resources, Inc., 9.25%, 03/31/22(b)	USD	103	99,395
Diamondback Energy, Inc.:
4.75%, 11/01/24(b)		147	150,278
4.75%, 11/01/24		66	67,472
5.38%, 05/31/25		40	41,750
Enbridge, Inc.:
4.00%, 10/01/23		514	532,342
(LIBOR USD 3 Month + 3.64%), 6.25%, 03/01/78(a)		360	358,029
Encavis Finance BV, (EUR Swap Annual 5 Year + 1.10%), 5.25%(a)(h)(k)	EUR	100	113,063
Endeavor Energy Resources LP(b):
5.50%, 01/30/26	USD	234	239,850
5.75%, 01/30/28		97	101,607
Energy Transfer Operating LP, 5.15%, 02/01/43		150	143,483
Energy Transfer Partners LP, 5.88%, 03/01/22		500	534,456
EnLink Midstream Partners LP:
4.40%, 04/01/24		85	84,150
4.15%, 06/01/25		6	5,775
4.85%, 07/15/26		32	31,766
5.60%, 04/01/44		109	97,555
5.05%, 04/01/45		161	138,863
5.45%, 06/01/47		68	60,520
Enterprise Products Operating LLC, 4.80%, 02/01/49		320	340,392
Eterna Capital Pte. Ltd.(j):
Series B, 0.00% (0.00% Cash or 8.00% PIK), 12/11/22		1,456	1,317,913

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Eterna Capital Pte. Ltd. (continued)
Series A, 6.50% (6.50% Cash or 6.00% PIK), 12/11/22	USD	1,453	$1,443,459
Extraction Oil & Gas, Inc.(b):
7.38%, 05/15/24		169	141,115
5.63%, 02/01/26		62	47,585
Genesis Energy LP:
6.00%, 05/15/23		13	13,097
5.63%, 06/15/24		32	30,720
6.50%, 10/01/25		27	26,258
6.25%, 05/15/26		50	47,250
Great Western Petroleum LLC, 9.00%, 09/30/21(b)		187	141,185
Gulfport Energy Corp., 6.63%, 05/01/23		54	52,380
Halcon Resources Corp., 6.75%, 02/15/25		102	61,200
Hess Corp., 5.80%, 04/01/47		500	520,410
Hess Infrastructure Partners LP, 5.63%, 02/15/26(b)		64	65,120
Indigo Natural Resources LLC, 6.88%, 02/15/26(b)		78	69,030
Kinder Morgan Energy Partners LP, 3.50%, 03/01/21		500	504,571
Kinder Morgan, Inc., 5.55%, 06/01/45		500	545,315
Magnolia Oil & Gas Operating LLC, 6.00%, 08/01/26(b)		9	9,090
Matador Resources Co., 5.88%, 09/15/26		208	207,480
Medco Straits Services Pte. Ltd., 8.50%, 08/17/22		300	318,056
MEG Energy Corp., 6.50%, 01/15/25(b)		200	197,036
MPLX LP, 5.50%, 02/15/49		375	399,997
Murphy Oil Corp.:
5.75%, 08/15/25		84	86,586
7.05%, 05/01/29		6	6,595
5.87%, 12/01/42		67	59,794
Neerg Energy Ltd., 6.00%, 02/13/22		800	790,000
Neptune Energy Bondco plc, 6.63%, 05/15/25(b)		400	392,000
NGPL PipeCo LLC(b):
4.88%, 08/15/27		173	174,730
7.77%, 12/15/37		156	187,200
Northern Oil and Gas, Inc., 8.50% (8.50% Cash or 1.00% PIK), 05/15/23(j)		143	148,045
Oasis Petroleum, Inc.:
6.88%, 03/15/22		129	130,290
6.88%, 01/15/23		28	28,000
6.25%, 05/01/26(b)		94	89,535
Origin Energy Finance Ltd., (EUR Swap Annual 5 Year + 3.67%), 4.00%, 09/16/74(a)	EUR	300	341,160
Parsley Energy LLC(b):
6.25%, 06/01/24	USD	41	42,384
5.38%, 01/15/25		314	313,215
5.25%, 08/15/25		43	42,355
5.63%, 10/15/27		65	64,675
PBF Holding Co. LLC, 7.25%, 06/15/25		84	86,226
PDC Energy, Inc.:
1.13%, 09/15/21(h)		357	332,445
6.13%, 09/15/24		8	8,000
5.75%, 05/15/26		49	47,898
QEP Resources, Inc.:
6.88%, 03/01/21		66	67,650
5.38%, 10/01/22		174	170,085
5.25%, 05/01/23		99	93,308
5.63%, 03/01/26		155	140,275
Range Resources Corp.:
5.00%, 08/15/22		33	32,670
5.00%, 03/15/23		51	49,980
4.88%, 05/15/25		58	53,795
Reliance Industries Ltd., 4.13%, 01/28/25		750	761,141
ReNew Power Synthetic, 6.67%, 03/12/24		1,000	1,005,000

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Repsol International Finance BV(a):
(EUR Swap Annual 6 Year + 3.56%), 3.88%(k)	EUR	200	$235,129
(EUR Swap Annual 10 Year + 4.20%), 4.50%, 03/25/75		332	407,142
Sanchez Energy Corp.:
7.75%, 06/15/21	USD	325	45,094
6.13%, 01/15/23		17	2,295
Santos Finance Ltd.:
4.13%, 09/14/27		781	736,910
5.25%, 03/13/29		800	803,911
Seven Generations Energy Ltd., 5.38%, 09/30/25(b)		46	44,965
Sinopec Capital 2013 Ltd., 3.13%, 04/24/23		900	892,706
SM Energy Co.:
6.13%, 11/15/22		54	54,000
5.00%, 01/15/24		133	123,025
5.63%, 06/01/25		106	98,012
6.75%, 09/15/26		63	60,401
6.63%, 01/15/27		15	14,250
Southwestern Energy Co.:
6.20%, 01/23/25		56	55,020
7.50%, 04/01/26		2	2,040
7.75%, 10/01/27		132	134,805
Sunoco LP:
4.88%, 01/15/23		122	123,940
5.50%, 02/15/26		49	48,510
6.00%, 04/15/27(b)		17	17,080
5.88%, 03/15/28		36	35,730
Tallgrass Energy Partners LP(b):
4.75%, 10/01/23		7	7,042
5.50%, 09/15/24		173	177,325
5.50%, 01/15/28		474	475,322
Targa Resources Partners LP:
5.25%, 05/01/23		2	2,036
4.25%, 11/15/23		57	56,786
5.13%, 02/01/25		30	30,600
5.88%, 04/15/26(b)		122	128,954
5.38%, 02/01/27		77	78,732
6.50%, 07/15/27(b)		118	127,293
5.00%, 01/15/28		153	150,896
6.88%, 01/15/29(b)		310	336,738
Tengizchevroil Finance Co. International Ltd., 4.00%, 08/15/26		1,100	1,081,575
TerraForm Power Operating LLC(b):
4.25%, 01/31/23		211	208,466
6.63%, 06/15/25(e)		7	7,332
5.00%, 01/31/28		85	82,025
Transportadora de Gas Internacional SA ESP, 5.55%, 11/01/28(b)		350	378,383
UGI International LLC, 3.25%, 11/01/25	EUR	168	195,285
Whiting Petroleum Corp., 6.63%, 01/15/26	USD	108	105,840
WPX Energy, Inc., 8.25%, 08/01/23		65	73,125
Yankuang Group Cayman Ltd., 4.75%, 11/30/20		385	383,556

			30,058,768

Paper & Forest Products — 0.2%
Fibria Overseas Finance Ltd., 4.00%, 01/14/25		450	442,688
Mercer International, Inc.:
6.50%, 02/01/24		48	49,080
5.50%, 01/15/26		78	76,440
Norbord, Inc.(b):
5.38%, 12/01/20		20	20,494
6.25%, 04/15/23		70	71,750

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Paper & Forest Products (continued)
Sappi Papier Holding GmbH, 4.00%, 04/01/23	EUR	200	$230,746
Smurfit Kappa Acquisitions ULC:
2.38%, 02/01/24		100	117,059
2.88%, 01/15/26		207	241,490
Suzano Austria GmbH, 7.00%, 03/16/47(b)	USD	265	295,475

			1,545,222

Personal Products — 0.2%
Coty, Inc., 6.50%, 04/15/26(b)		82	80,155
Top Glove Labuan Ltd., 2.00%, 03/01/24(h)		1,000	977,500
Unilever NV:
1.13%, 02/12/27	EUR	175	205,219
1.63%, 02/12/33		125	149,668

			1,412,542

Pharmaceuticals — 1.0%
Allergan, Inc., 2.80%, 03/15/23	USD	1,012	989,963
Bausch Health Americas, Inc.(b):
9.25%, 04/01/26		89	97,393
8.50%, 01/31/27		426	451,560
Bausch Health Cos., Inc.:
5.50%, 03/01/23(b)		213	214,065
4.50%, 05/15/23	EUR	500	565,250
5.88%, 05/15/23(b)	USD	515	521,437
7.00%, 03/15/24(b)		209	221,122
6.13%, 04/15/25(b)		301	297,990
5.50%, 11/01/25(b)		556	567,815
9.00%, 12/15/25(b)		319	346,530
5.75%, 08/15/27(b)		57	58,442
Catalent Pharma Solutions, Inc., 4.88%, 01/15/26(b)		147	145,530
Elanco Animal Health, Inc., 4.90%, 08/28/28(b)		71	75,376
Jubilant Pharma Ltd., 6.00%, 03/05/24		200	201,000
Nidda BondCo GmbH:
5.00%, 09/30/25	EUR	100	106,563
7.25%, 09/30/25		263	302,307
Par Pharmaceutical, Inc., 7.50%, 04/01/27(b)		203	205,842
Rossini SARL:
(EURIBOR 3 Month + 6.25%), 6.25%, 10/30/25(a)		100	114,536
6.75%, 10/30/25		712	844,611
Sanofi SA, Series 12FX, 1.38%, 03/21/30		200	235,670
Takeda Pharmaceutical Co. Ltd.:
2.25%, 11/21/26		125	150,770
5.00%, 11/26/28(b)	USD	1,000	1,084,057
3.00%, 11/21/30	EUR	175	215,444

			8,013,273

Professional Services — 0.1%
Intertrust Group BV, 3.38%, 11/15/25		339	388,354
Jaguar Holding Co. II, 6.38%, 08/01/23(b)	USD	629	640,794

			1,029,148

Real Estate Management & Development — 7.9%
ADLER Real Estate AG:
4.75%, 04/08/20	EUR	32	35,971
1.88%, 04/27/23		200	221,087
2.13%, 02/06/24		325	359,496
3.00%, 04/27/26		400	442,642
Agile Group Holdings Ltd.(a)(k):
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 7.46%), 10.22%	USD	1,757	1,783,487
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 9.22%), 6.87%		200	195,177
Akelius Residential Property AB, (EUR Swap Annual 5 Year + 3.49%), 3.88%, 10/05/78(a)	EUR	100	114,460
Alam Synergy Pte. Ltd., 11.50%, 04/22/21	USD	280	298,246

Security		Par (000)	Value

Real Estate Management & Development (continued)
ATF Netherlands BV, (EUR Swap Annual 5 Year + 4.38%), 3.75%(a)(k)	EUR	400	$450,943
Caiyun International Investment Ltd.:
3.13%, 07/12/19	USD	200	197,250
5.50%, 04/08/22		400	398,908
Central China Real Estate Ltd.:
7.33%, 01/27/20		390	392,438
6.88%, 10/23/20		1,700	1,697,875
CFLD Cayman Investment Ltd., 8.63%, 02/28/21		775	793,406
China Aoyuan Group Ltd.:
7.50%, 05/10/21		1,000	1,022,910
7.95%, 09/07/21		1,000	1,030,000
7.95%, 02/19/23		505	521,347
China Evergrande Group:
7.00%, 03/23/20		1,000	993,295
8.25%, 03/23/22		1,000	980,255
4.25%, 02/14/23(h)	HKD	10,000	1,238,142
8.75%, 06/28/25	USD	1,200	1,131,000
China SCE Group Holdings Ltd.:
8.75%, 01/15/21		900	930,375
7.45%, 04/17/21		300	306,762
5.88%, 03/10/22		800	785,000
CIFI Holdings Group Co. Ltd.:
5.50%, 01/23/22		2,100	2,063,250
6.55%, 03/28/24		700	696,500
Country Garden Holdings Co. Ltd., 6.50%, 04/08/24		900	900,000
CPI Property Group SA, 2.13%, 10/04/24	EUR	175	197,972
Easy Tactic Ltd.:
7.00%, 04/25/21	USD	500	505,625
8.88%, 09/27/21		900	944,815
9.13%, 07/28/22		545	576,338
8.63%, 02/27/24		1,400	1,424,500
Emaar Sukuk Ltd., 3.64%, 09/15/26		300	284,131
Fantasia Holdings Group Co. Ltd.:
8.38%, 03/08/21		200	188,000
7.95%, 07/05/22		750	659,374
Five Point Operating Co. LP, 7.88%, 11/15/25(b)		87	83,302
Future Land Development Holdings Ltd.:
6.50%, 09/12/20		1,000	1,010,000
7.50%, 01/22/21		1,000	1,022,500
Global Prime Capital Pte. Ltd., 7.25%, 04/26/21		200	205,500
Golden Wheel Tiandi Holdings Co. Ltd., 7.00%, 01/18/21		200	187,850
Greenland Global Investment Ltd.:
6.75%, 05/22/19		1,050	1,051,312
(LIBOR USD 3 Month + 4.85%), 7.46%, 09/26/21(a)		1,000	1,010,000
Greenland Hong Kong Holdings Ltd., 9.88%, 06/17/20		800	828,172
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(b)		44	44,110
Howard Hughes Corp. (The), 5.38%, 03/15/25(b)		203	202,730
JGC Ventures Pte. Ltd., 10.75%, 08/30/21		200	214,900
Jingrui Holdings Ltd., 9.45%, 04/23/21		200	192,940
Kaisa Group Holdings Ltd.:
11.75%, 02/26/21		760	772,301
8.50%, 06/30/22		1,356	1,252,571
KWG Group Holdings Ltd., 7.88%, 09/01/23		500	509,091
Leading Affluence Ltd., 4.50%, 01/24/23		400	402,838
Logan Property Holdings Co. Ltd.:
6.88%, 04/24/21		1,000	1,011,250
7.50%, 08/25/22		590	609,175
MAF Global Securities Ltd., 4.75%, 05/07/24		660	673,566

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Real Estate Management & Development (continued)
New Metro Global Ltd.:
6.50%, 04/23/21	USD	700	$706,400
7.13%, 05/23/21		700	716,843
7.50%, 03/20/22		800	822,000
5.00%, 08/08/22		800	763,292
Newmark Group, Inc., 6.13%, 11/15/23		41	42,253
No Va Land Investment Group Corp., 5.50%, 04/27/23(h)		1,600	1,468,000
Powerlong Real Estate Holdings Ltd.:
5.95%, 07/19/20		1,751	1,733,490
6.95%, 04/17/21		1,500	1,506,665
Redco Group, 13.50%, 01/21/20		410	419,330
Residomo SRO, 3.38%, 10/15/24	EUR	243	276,179
RKPF Overseas Ltd., Series 2019, 7.88%, 02/01/23	USD	1,110	1,164,760
Ronshine China Holdings Ltd.:
11.25%, 08/22/21		460	485,323
10.50%, 03/01/22		200	208,503
Scenery Journey Ltd., 11.00%, 11/06/20		1,800	1,883,250
Shimao Property Holdings Ltd., 6.38%, 10/15/21		1,000	1,038,671
Singha Estate PCL, 2.00%, 07/20/22(h)		800	788,084
Summit Properties Ltd., 2.00%, 01/31/25	EUR	100	100,815
Sunac China Holdings Ltd.:
8.38%, 01/15/21	USD	740	758,852
7.35%, 07/19/21		1,600	1,616,000
Times China Holdings Ltd.:
6.25%, 01/17/21		1,300	1,297,757
7.63%, 02/21/22		1,400	1,433,978
5.75%, 04/26/22		800	780,192
Unique Pub Finance Co. plc (The), Series N, 6.46%, 03/30/32	GBP	200	248,832
Vonovia Finance BV:
0.88%, 07/03/23	EUR	100	113,491
1.50%, 01/14/28		200	228,142
Yuzhou Properties Co. Ltd.:
7.90%, 05/11/21	USD	2,300	2,368,505
8.63%, 01/23/22		600	628,500
6.00%, 01/25/22		800	782,988
Zhenro Properties Group Ltd.:
10.50%, 06/28/20		690	713,740
12.50%, 01/02/21		1,200	1,276,722
9.80%, 08/20/21		340	347,563

			62,764,205

Road & Rail — 0.3%
Avis Budget Finance plc, 4.75%, 01/30/26	EUR	442	506,300
Avolon Holdings Funding Ltd.(b):
5.13%, 10/01/23	USD	200	203,500
5.25%, 05/15/24		122	125,660
EC Finance plc, 2.38%, 11/15/22	EUR	125	142,062
Europcar Groupe SA, 5.75%, 06/15/22		110	126,386
Herc Rentals, Inc.(b):
7.50%, 06/01/22	USD	132	137,445
7.75%, 06/01/24		78	82,778
Hertz Corp. (The), 7.63%, 06/01/22(b)		134	137,149
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	EUR	266	307,977
Loxam SAS, 3.50%, 05/03/23		200	228,299
Pacific National Finance Pty. Ltd., 4.75%, 03/22/28	USD	300	293,429
Park Aerospace Holdings Ltd.(b):
3.63%, 03/15/21		68	67,490
5.25%, 08/15/22		70	71,743
5.50%, 02/15/24		8	8,305

			2,438,523

Security		Par (000)	Value

Semiconductors & Semiconductor Equipment — 1.0%
Advanced Micro Devices, Inc., 7.50%, 08/15/22	USD	29	$32,371
Broadcom, Inc.(b):
3.13%, 04/15/21		60	59,929
3.13%, 10/15/22		97	96,557
3.63%, 10/15/24		97	96,242
4.25%, 04/15/26		97	96,283
4.75%, 04/15/29		3,097	3,082,289
Entegris, Inc., 4.63%, 02/10/26(b)		76	75,240
Global A&T Electronics Ltd., 8.50%, 01/12/23		900	834,854
Lam Research Corp.:
3.75%, 03/15/26		320	325,794
4.88%, 03/15/49		245	257,399
NXP BV, 5.35%, 03/01/26(b)		2,500	2,690,200
Qorvo, Inc., 5.50%, 07/15/26(b)		243	250,922
QUALCOMM, Inc., 4.30%, 05/20/47		195	186,089
Versum Materials, Inc., 5.50%, 09/30/24(b)		44	46,255

			8,130,424

Software — 0.8%
ACI Worldwide, Inc., 5.75%, 08/15/26(b)		323	330,671
CDK Global, Inc., 4.88%, 06/01/27		303	302,621
Change Healthcare Holdings LLC, 5.75%, 03/01/25(b)		148	146,150
Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/24(b)		401	437,090
Infor Software Parent LLC, 7.13% (7.13% Cash or 7.88% PIK), 05/01/21(b)(j)		185	184,824
Infor US, Inc., 6.50%, 05/15/22		1,346	1,364,508
Informatica LLC, 7.13%, 07/15/23(b)		540	550,125
Nuance Communications, Inc., 5.63%, 12/15/26		330	339,052
PTC, Inc., 6.00%, 05/15/24		108	112,995
RP Crown Parent LLC, 7.38%, 10/15/24(b)		159	162,975
SAP SE, 1.25%, 03/10/28	EUR	200	234,596
Solera LLC, 10.50%, 03/01/24(b)	USD	1,197	1,297,452
Sophia LP, 9.00%, 09/30/23(b)		96	99,600
SS&C Technologies, Inc., 5.50%, 09/30/27(b)		629	635,290
Symantec Corp., 5.00%, 04/15/25(b)		137	137,205
TIBCO Software, Inc., 11.38%, 12/01/21(b)		245	260,803

			6,595,957

Specialty Retail — 0.1%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		86	88,447
Baoxin Auto Finance I Ltd., 7.90%, 02/09/20		200	199,250
Group 1 Automotive, Inc.:
5.00%, 06/01/22		12	12,030
5.25%, 12/15/23(b)		11	11,055
L Brands, Inc.:
6.88%, 11/01/35		170	146,838
6.75%, 07/01/36		8	6,720
Penske Automotive Group, Inc., 5.50%, 05/15/26		58	57,130
Staples, Inc., 8.50%, 09/15/25(b)		125	136,406
Tendam Brands SAU, 5.00%, 09/15/24	EUR	130	145,811

			803,687

Technology Hardware, Storage & Peripherals — 0.2%
Apple, Inc., 3.75%, 11/13/47	USD	750	749,267
Dell International LLC, 7.13%, 06/15/24(b)		499	529,115
Nuoxi Capital Ltd., 7.50%, 01/28/22		200	202,455
Western Digital Corp., 4.75%, 02/15/26		240	229,200
Xerox Corp.:
4.80%, 03/01/35		133	104,405
6.75%, 12/15/39		16	15,220

			1,829,662

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Textiles, Apparel & Luxury Goods — 0.2%
European TopSoho SARL, 4.00%, 09/21/21(h)	EUR	100	$110,814
Prime Bloom Holdings Ltd.:
7.50%, 12/19/19	USD	500	470,000
6.95%, 07/05/22		355	277,521
PVH Corp., 3.13%, 12/15/27	EUR	319	363,311
SMCP Group SAS, 5.88%, 05/01/23		49	56,227
William Carter Co. (The), 5.63%, 03/15/27(b)	USD	65	67,194

			1,345,067

Thrifts & Mortgage Finance — 0.1%
Jerrold Finco plc:
6.25%, 09/15/21	GBP	200	263,095
6.13%, 01/15/24		100	130,562
Ladder Capital Finance Holdings LLLP(b):
5.25%, 03/15/22	USD	7	7,105
5.25%, 10/01/25		168	161,280
Nationstar Mortgage Holdings, Inc.(b):
8.13%, 07/15/23		138	142,140
9.13%, 07/15/26		51	51,765

			755,947

Tobacco — 0.1%
Altria Group, Inc.:
3.80%, 02/14/24		245	249,358
4.40%, 02/14/26		120	123,340
5.95%, 02/14/49		485	520,432
BAT Capital Corp., (EURIBOR 3 Month + 0.50%), 0.19%, 08/16/21(a)	EUR	100	111,752

			1,004,882

Trading Companies & Distributors — 0.3%
Air Lease Corp., 3.88%, 07/03/23	USD	125	126,360
Beacon Roofing Supply, Inc., 4.88%, 11/01/25(b)		6	5,670
Flexi-Van Leasing, Inc., 10.00%, 02/15/23(b)		38	35,036
Fortress Transportation & Infrastructure Investors LLC(b):
6.75%, 03/15/22		19	19,332
6.50%, 10/01/25		50	49,375
HD Supply, Inc., 5.38%, 10/15/26(b)		990	1,009,800
United Rentals North America, Inc.:
4.63%, 07/15/23		38	38,594
5.75%, 11/15/24		318	326,745
5.50%, 07/15/25		90	92,025
4.63%, 10/15/25		206	203,425
5.88%, 09/15/26		229	236,729
6.50%, 12/15/26		7	7,367
5.50%, 05/15/27		55	55,550

			2,206,008

Transportation Infrastructure — 0.1%
DP World Crescent Ltd., 3.91%, 05/31/23		700	704,375
Royal Capital BV, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.93%), 4.88%(a)(k)		219	212,845
Societa Iniziative Autostradali e Servizi SpA, 1.63%, 02/08/28	EUR	100	108,413

			1,025,633

Wireless Telecommunication Services — 1.4%
Digicel Group Two Ltd., 8.25%, 09/30/22(b)	USD	211	69,973
Digicel International Finance Ltd., 8.75%, 05/25/24(b)		200	198,000
Hughes Satellite Systems Corp.:
7.63%, 06/15/21		83	89,226
5.25%, 08/01/26		67	66,497
Matterhorn Telecom SA, 3.88%, 05/01/22	EUR	350	396,476
Oztel Holdings SPC Ltd., 6.63%, 04/24/28	USD	731	710,923

Security		Par (000)	Value

Wireless Telecommunication Services (continued)
SoftBank Group Corp.:
4.00%, 04/20/23	EUR	675	$813,700
4.75%, 07/30/25		185	223,088
(USD Swap Rate 5 Year + 4.85%), 6.87%(a)(k)	USD	200	184,796
5.00%, 04/15/28	EUR	100	119,859
Sprint Communications, Inc., 7.00%, 03/01/20(b)	USD	319	327,374
Sprint Corp.:
7.88%, 09/15/23		481	503,847
7.13%, 06/15/24		980	994,700
7.63%, 02/15/25		94	95,880
7.63%, 03/01/26		471	477,359
Telefonica Europe BV(a)(k):
(GBP Swap 5 Year + 4.46%), 6.75%	GBP	200	276,849
(EUR Swap Annual 8 Year + 5.59%), 7.63%	EUR	300	389,166
(EUR Swap Annual 5 Year + 3.86%), 3.75%		100	116,332
(EUR Swap Annual 5 Year + 2.33%), 2.63%		100	107,722
(EUR Swap Annual 10 Year + 4.30%), 5.88%		400	498,057
(EUR Swap Annual 6 Year + 4.11%), 4.38%		300	345,180
T-Mobile USA, Inc.:
4.00%, 04/15/22	USD	62	62,698
6.38%, 03/01/25		105	109,336
5.13%, 04/15/25		70	71,663
6.50%, 01/15/26		69	73,657
4.50%, 02/01/26		262	261,857
4.75%, 02/01/28		339	336,034
Vodafone Group plc:
4.38%, 05/30/28		350	355,748
(USD Swap Semi 5 Year + 4.87%), 7.00%, 04/04/79(a)		2,445	2,481,043
Wind Tre SpA:
(EURIBOR 3 Month + 2.75%), 2.75%, 01/20/24(a)	EUR	210	223,553
3.13%, 01/20/25		273	288,660
Xplornet Communications, Inc., 9.63% (9.63% Cash or 10.63% PIK), 06/01/22(b)(j)	USD	37	37,171

			11,306,424

Total Corporate Bonds — 49.8% (Cost: $393,484,195)			397,623,090

Floating Rate Loan Interests — 19.2%(l)

Aerospace & Defense — 0.4%
Atlantic Aviation FBO, Inc., Term Loan B, (LIBOR USD 1 Month + 3.75%), 6.25%, 11/30/25(d)		271	273,355
DAE Aviation Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.75%), 6.25%, 07/07/22		69	68,972
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 7.78%, 11/28/21		380	371,442
Standard Aero Holding, Inc., Term Loan, 12/30/24(m)		410	409,618
Standard Aero, Inc., Term Loan, 01/23/26(m)		762	761,888
Transdigm, Inc., Term Loan F, 06/09/23(m)		1,569	1,531,115

			3,416,390

Air Freight & Logistics — 0.0%
Avolon Borrower 1 LLC, 1st Lien Term Loan B3, (LIBOR USD 1 Month + 2.00%), 4.49%, 01/15/25		314	310,878

Airlines — 0.1%
American Airlines, Inc., 1st Lien Term Loan, 10/10/21(m)		268	265,877
American Airlines, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.48%, 12/14/23		175	171,834
American Airlines, Inc., Term Loan B23, 04/28/23(m)		142	138,939

			576,650

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Auto Components — 0.1%(m)
Caliber Collision Centers, Inc., Term Loan, 02/05/26	USD	321	$321,080
Panther BF Aggregator 2 LP, Term Loan B, 03/18/26		696	687,739

			1,008,819

Building Products — 0.2%
CPG International, Inc., Term Loan, (LIBOR USD 3 Month + 3.75%), 6.63%, 05/05/24(d)		410	406,018
Jeld-Wen, Inc., Term Loan, 12/14/24(m)		347	340,656
Wilsonart LLC, 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.86%, 12/19/23		436	422,092

			1,168,766

Capital Markets — 0.3%
Deerfield Holdings Corp., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.75%, 02/13/25		208	203,747
Fortress Investment Group LLC, Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.50%, 12/27/22		409	406,028
Greenhill & Co., Inc., Term Loan, (LIBOR USD 3 Month + 3.75%), 6.23% - 6.34%, 10/12/22		179	178,850
RPI Finance Trust, Term Loan B, 03/27/23(m)		553	549,445
Travelport Finance (Luxembourg) SA, 1st Lien Term Loan, 03/18/26(m)		890	864,413

			2,202,483

Chemicals — 0.7%
Alpha 3 BV, Term Loan, 01/31/24(m)		963	939,671
Ascend Performance Materials Operations LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 5.25%), 7.75%, 08/12/22		332	331,016
Axalta Dupont PC, Term Loan, 06/01/24(m)		713	696,588
Chemours Co. (The), 1st Lien Term Loan, (LIBOR USD 1 Month + 1.75%), 4.25%, 04/03/25		407	402,212
Ennis-Flint Road Infrastructure Investment, Term Loan, (LIBOR USD 3 Month + 3.50%), 6.24%, 06/13/23		196	172,408
Greenrock Finance, Inc., Term Loan, 06/28/24(m)		139	137,604
Invictus Co., Term Loan B, 03/28/25(m)		375	371,009
Invictus Co., Term Loan B26, (LIBOR USD 1 Month + 6.75%), 9.24%, 03/30/26(d)		75	74,250
IPS Acquisition LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.75%, 11/07/24		158	154,836
Messer Industries LLC, Term Loan, 03/01/26(m)		822	804,023
OXEA Holding Vier GmbH, Term Loan, 10/14/24(m)		621	617,586
PQ Corp., Term Loan, 02/08/25(m)		705	696,216
Starfruit Finco BV, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.74%, 10/01/25		352	346,502
Vectra Co., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.75%, 02/23/25		139	132,034

			5,875,955

Commercial Services & Supplies — 1.0%
Access CIG LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 6.24%, 02/27/25		95	94,018
Advanced Disposal Services, Inc., Term Loan, 11/10/23(m)		650	646,657
Allied Universal Holdco LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 4.25%), 6.75%, 07/28/22		200	194,263
Brand Energy & Infrastructure Services, Inc., Term Loan, 06/21/24(m)		739	706,166
Camelot Group LLC, Term Loan B, 10/03/23(m)		1,314	1,305,364
Capri Acquisitions Bidco Ltd., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.99%, 11/01/24		418	411,009
Cast & Crew Payroll LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 4.00%), 6.50%, 01/16/26		430	431,290

Security		Par (000)	Value

Commercial Services & Supplies (continued)
EnergySolutions LLC, Term Loan, (LIBOR USD 3 Month + 3.75%), 6.35%, 05/30/25	USD	82	$72,355
GFL Environmental, Inc., Term Loan B, 05/30/25(m)		810	781,158
Guidehouse LLP, Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.50%, 03/15/25(d)		57	55,993
Harland Clarke Holdings Corp., Term Loan B, (LIBOR USD 3 Month + 4.75%), 7.35%, 11/03/23		126	112,597
Information Resources, Term Loan, 11/07/25(m)		122	119,778
Inmar, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 4.00%), 6.60%, 05/01/24		128	122,069
KAR Auction Services, Inc., Term Loan B5, (LIBOR USD 3 Month + 2.50%), 5.13%, 03/09/23(d)		417	414,977
Prime Security Services Borrower LLC, 1st Lien Term Loan, 05/02/22(m)		964	952,994
Safe Fleet Holdings LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 5.49%, 02/01/25		138	134,107
Safe Fleet Holdings LLC, 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 9.24%, 02/02/26		105	100,013
ServiceMaster Co. LLC (The), 1st Lien Term Loan, (LIBOR USD 1 Month + 2.50%), 5.00%, 11/08/23		86	85,926
Tempo Acquisition LLC, Term Loan, 05/01/24(m)		700	692,347
West Corp., Term Loan:
(LIBOR USD 3 Month + 3.50%), 6.13% , 10/10/24		25	22,979
(LIBOR USD 3 Month + 4.00%), 6.63% , 10/10/24		573	536,946

			7,993,006

Communications Equipment — 0.1%
Avaya, Inc., Term Loan B, 12/15/24(m)		371	368,690
Ciena Corp., Term Loan B1, (LIBOR USD 1 Month + 2.00%), 4.49%, 09/26/25		280	279,493

			648,183

Construction & Engineering — 0.1%
Ply Gem, Inc., Term Loan B, (LIBOR USD 3 Month + 3.75%), 6.55%, 04/01/25		139	133,204
SRS Distribution, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.75%, 05/23/25		283	269,892

			403,096

Construction Materials — 0.2%
ABC Supply Co., Inc., Term Loan B, 10/31/23(m)		805	783,462
Foundation Building Materials, Inc., 1st Lien Term Loan B, 08/13/25(m)		248	242,860
HD Supply Waterworks Ltd., Term Loan, (LIBOR USD 3 Month + 3.00%), 5.63%, 08/01/24		660	653,488
Plaskolite, Inc., 1st Lien Term Loan, 12/15/25(m)		240	239,807

			1,919,617

Containers & Packaging — 0.5%
Berry Global, Inc., Term Loan Q, 10/01/22(m)		1,142	1,133,431
BWAY Holding Co., Term Loan, (LIBOR USD 3 Month + 3.25%), 6.03%, 04/03/24		417	405,904
Charter NEX US, Inc., 1st Lien Term Loan, 05/16/24(m)		413	400,060
Flex Acquisition Co., Inc., Term Loan: 12/29/23(m)		512	495,350
(LIBOR USD 1 Month + 3.25%), 5.74% - 5.88%, 06/30/25		362	350,505
Reynolds Group Holdings, Inc., 1st Lien Term Loan, 02/05/23(m)		1,404	1,386,432

			4,171,682

Distributors — 0.1%
Avantor, Inc., Term Loan, 11/21/24(m)		960	960,946

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Consumer Services — 0.6%
AlixPartners LLP, 1st Lien Term Loan, 04/04/24(m)	USD	1,136	$1,126,532
Allied Universal Holdco LLC, Term Loan:
(LIBOR USD 1 Month + 3.75%), 6.25% , 07/28/22		315	303,517
(LIBOR USD 1 Month + 8.50%), 11.00% , 07/28/23		88	85,620
Bright Horizons Family Solutions LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 1.75%), 4.25%, 11/07/23		359	356,556
BrightView Landscapes LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.50%), 5.00%, 08/08/25		409	405,731
Equian Buyer Corp., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.75%, 05/20/24		346	339,426
iQor US, Inc., 1st Lien Term Loan, 04/01/21(m)		60	55,983
Research Now, Inc., Term Loan, (LIBOR USD 1 Month + 5.50%), 8.00%, 12/07/24		227	225,792
SIRVA Worldwide, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.50%), 8.00% - 8.24%, 08/04/25(d)		248	241,605
Spin Holdco, Inc., 1st Lien Term Loan B, 11/14/22(m)		799	775,466
TierPoint LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 6.25%, 05/06/24		238	225,182
Trugreen Ltd. Partnership, 1st Lien Term Loan B, 03/13/26(m)		516	516,664
Weight Watchers International, Inc., Term Loan B, 11/29/24(m)		365	346,205

			5,004,279

Diversified Financial Services — 0.4%
CLEAResult Consulting, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 6.00%, 08/15/25(d)		135	132,614
Edelman Financial Center LLC (The), 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 6.04%, 07/21/25		237	235,254
Genuine Financial Holdings LLC, Term Loan, 07/12/25(m)		374	368,990
LTI Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 6.00%, 09/06/25		252	242,138
SMG US Midco 2, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.50%, 01/23/25		324	319,312
SSH Group Holdings, Inc., Term Loan, 07/30/25(m)		256	253,029
Tank Holdings Corp., Term Loan, 12/30/24(m)		211	211,133
VICI Properties, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.49%, 12/20/24		1,150	1,128,547
WP CPP Holdings, Term Loan B, (LIBOR USD 3 Month + 3.75%), 6.51%, 03/16/25		83	81,862
Ziggo Secured Finance Partnership, Term Loan, 04/15/25(m)		571	556,037

			3,528,916

Diversified Telecommunication Services — 0.5%
Altice Financing SA, Term Loan, (LIBOR USD 1 Month + 2.75%), 5.24%, 01/31/26		329	312,676
Altice Financing SA, Term Loan B, (LIBOR USD 1 Month + 2.75%), 5.23%, 07/15/25		54	51,135
Altice France SA, Term Loan, (LIBOR USD 1 Month + 4.00%), 6.48%, 08/14/26		512	489,441
CenturyLink, Inc., Term Loan:
(LIBOR USD 1 Month + 2.75%), 5.25% , 11/01/22		323	322,241
01/31/25(m)		555	543,666
Consolidated Communications, Inc., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.50%, 10/05/23		60	56,391
Level 3 Financing, Inc., Term Loan, 02/22/24(m)		709	699,888
MTN Infrastructure TopCo, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.50%, 11/15/24		439	435,141
Numericable US LLC, Term Loan, (LIBOR USD 1 Month + 3.69%), 6.17%, 01/31/26		307	290,528

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Telesat Canada, Term Loan, (LIBOR USD 3 Month + 2.50%), 5.11%, 11/17/23	USD	143	$140,535
Zayo Group LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.50%, 01/19/21		657	652,821

			3,994,463

Electric Utilities — 0.2%
Calpine Construction Finance Co. LP, Term Loan, (LIBOR USD 1 Month + 2.50%), 5.00%, 01/15/25		107	105,157
Compass Power Generation LLC, Term Loan B, (LIBOR USD 1 Month + 3.50%), 6.00%, 12/20/24		169	168,558
EIF Channelview Cogeneration LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 4.25%), 6.75%, 05/03/25		59	59,109
Granite Acquisition, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.50%), 6.30%, 12/17/21		426	424,756
Granite Acquisition, Inc., 1st Lien Term Loan C, (LIBOR USD 3 Month + 3.50%), 6.10%, 12/17/21		66	65,466
Vistra Operations Co. LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.50%, 08/04/23		452	446,210
Vistra Operations Co. LLC, Term Loan B3, (LIBOR USD 1 Month + 2.00%), 4.48%, 12/31/25		407	400,021

			1,669,277

Electrical Equipment — 0.1%
Dell International LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.50%, 09/07/23		666	658,333
Dell International LLC, Term Loan A2, (LIBOR USD 6 Month + 2.50%), 4.25%, 09/07/21		60	59,904
GrafTech International Ltd., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.50%), 6.00%, 02/12/25(d)		408	406,359

			1,124,596

Electronic Equipment, Instruments & Components — 0.0%
Zebra Technologies Corp., Term Loan B18, (LIBOR USD 1 Month + 1.75%), 4.24%, 10/27/21		140	139,845

Energy Equipment & Services — 0.1%
McDermott International, Inc., Term Loan, (LIBOR USD 1 Month + 5.00%), 7.50%, 05/12/25		423	404,217
Weatherford International Ltd., Term Loan, (LIBOR USD 1 Month + 1.43%), 3.93%, 07/13/20		214	208,305
Woodford Express LLC, 1st Lien Term Loan B, 01/27/25(m)		31	30,424

			642,946

Entertainment — 0.2%
Creative Artists Agency LLC, Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.49% - 5.49%, 02/15/24		628	620,850
Kingpin Intermediate Holdings LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.50%), 6.00%, 07/03/24		411	408,136
Live Nation Entertainment, Inc., 1st Lien Term Loan B3, (LIBOR USD 1 Month + 1.75%), 4.25%, 10/31/23		134	133,013
William Morris Endeavor Entertainment LLC, Term Loan B, (LIBOR USD 3 Month + 2.75%), 5.36%, 05/18/25		686	648,389

			1,810,388

Equity Real Estate Investment Trusts (REITs) — 0.2%
Capital Automotive LP, Term Loan, (LIBOR USD 1 Month + 2.50%), 5.00%, 03/25/24		132	130,353
DTZ US Borrower LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.75%, 12/31/22		657	650,380
GEO Group Refinancing, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.50%, 03/22/24		329	313,121

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Iron Mountain, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 1.75%), 4.25%, 01/02/26	USD	423	$409,353
RHP Hotel Properties LP, 1st Lien Term Loan B, (LIBOR USD 3 Month + 2.00%), 4.78%, 05/11/24		277	274,012

			1,777,219

Food & Staples Retailing — 0.2%
Albertson’s LLC, Term Loan B7, (LIBOR USD 1 Month + 3.00%), 5.50%, 11/17/25		510	503,319
H-Food Holdings LLC, Term Loan, (LIBOR USD 1 Month + 3.69%), 6.19%, 05/23/25		116	112,871
H-Food Incremental, Term Loan, (LIBOR USD 1 Month + 4.00%), 6.50%, 05/23/25		359	352,891
US Foods, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.50%, 06/27/23		557	548,208

			1,517,289

Food Products — 0.5%
8th Avenue Food & Provisions, Inc. Term Loan, (LIBOR USD 1 Month + 3.75%), 6.24%, 10/01/25		150	149,476
ARAMARK Services, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 1.75%), 4.25%, 03/11/25		410	406,848
CHG PPC Parent LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 5.25%, 03/31/25(d)		99	97,513
Chobani LLC, Term Loan, 10/10/23(m)		391	373,433
Hostess Brands LLC, Term Loan, 08/03/22(m)		638	618,843
JBS USA Lux SA, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.98% - 5.00%, 10/30/22		974	966,037
Nomad Foods Ltd., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.73%, 05/15/24		254	249,071
Post Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.49%, 05/24/24		331	327,801
TMK Hawk Parent Corp., Term Loan, (LIBOR USD 3 Month + 3.50%), 4.82% - 6.00%, 08/28/24		675	595,081

			3,784,103

Gas Utilities — 0.0%
Midcoast Operating LP, Term Loan, (LIBOR USD 3 Month + 5.50%), 8.10%, 06/30/25		326	324,307

Health Care Equipment & Supplies — 0.2%
CryoLife, Inc., Term Loan, 12/02/24(d)(m)		166	165,311
Immucor, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 7.80%, 06/15/21		812	809,619
Universal Hospital Services, Inc., Delayed Draw Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.50%, 10/18/25(d)		162	161,393

			1,136,323

Health Care Providers & Services — 1.1%
Acadia Healthcare Co., Inc., Term Loan B2, (LIBOR USD 1 Month + 2.50%), 5.00%, 02/16/23		120	118,654
AHP Health Partners, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 7.00%, 06/30/25		140	139,667
CHG Healthcare Services, Inc., Term Loan B, 06/07/23(m)		929	922,697
Concentra, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.50%), 8.99%, 07/25/23		371	370,998
Concentra, Inc., Term Loan, 06/01/22(m)		325	322,004
DaVita Healthcare, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.75%), 5.25%, 06/24/21		162	161,900
Dentalcorp Perfect Smile ULC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 6.25%, 05/31/25(d)		123	120,147
Dentalcorp Perfect Smile ULC, Delayed Draw Term Loan, (LIBOR USD 1 Month + 3.75%), 6.25%, 05/31/25(d)		23	22,133

Security		Par (000)	Value

Health Care Providers & Services (continued)
Diplomat Pharmacy, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 7.00%, 12/20/24	USD	222	$210,867
Envision Healthcare Corp., Term Loan, 10/10/25(m)		652	609,420
Gentiva Health Services, Inc., Term Loan, (LIBOR USD 1 Month + 7.00%), 9.50%, 07/02/26		67	67,888
Gentiva Health Services, Inc., Term Loan U, (LIBOR USD 1 Month + 3.75%), 6.25%, 07/02/25(d)		349	349,899
HC Group Holdings III, Inc.,Term Loan B, 04/07/22(d)(m)		464	462,168
HCA, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.50%, 03/13/25		570	569,256
Lifescan Global Corp., Term Loan U, (LIBOR USD 3 Month + 6.00%), 8.80%, 10/01/24		51	49,046
MPH Acquisition Holdings LLC, Term Loan, 06/07/23(m)		950	918,636
nThrive, Inc., 1st Lien Term Loan, 10/20/22(d)(m)		665	636,798
Orchid Orthopedic Solutions LLC, Term Loan, (LIBOR USD 3 Month + 4.50%), 7.10%, 02/28/26(d)		133	133,166
Ortho-Clinical Diagnostics, Inc., Term Loan B, 06/30/25(m)		904	869,765
ScribeAmerica Intermediate Holdco LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 4.50%), 6.98%, 04/03/25		168	165,629
Sound Inpatient Physicians, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 5.25%, 06/27/25		136	134,201
Sound Inpatient Physicians, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 9.25%, 06/26/26		53	52,669
Team Health Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 5.25%, 02/06/24		341	302,405
Vizient, Inc., Term Loan B, (LIBOR USD 1 Month + 2.75%), 5.25%, 02/13/23		170	169,362
Wink Holdco, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.50%, 12/02/24		430	415,833
WP CityMD Bidco LLC, Term Loan, (LIBOR USD 3 Month + 3.50%), 6.10%, 06/07/24		139	133,887

			8,429,095

Health Care Technology — 0.3%
Athenahealth, Inc., Term Loan B, 02/05/26(m)		1,084	1,067,740
Change Healthcare Holdings LLC, Term Loan B, 03/01/24(m)		707	697,324
Goodrx, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.49%, 10/10/25		243	240,348
IQVIA, Inc., Term Loan B, (LIBOR USD 3 Month + 2.00%), 4.60%, 03/07/24		61	60,761
Press Ganey Holdings, Inc., 1st Lien Term Loan, 10/23/23(m)		527	514,975
Press Ganey Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 6.50%), 9.00%, 10/21/24		61	60,397

			2,641,545

Hotels, Restaurants & Leisure — 1.6%
1011778 BC ULC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.75%, 02/16/24		1,799	1,769,250
Aristocrat Leisure Ltd., Term Loan B, (LIBOR USD 3 Month + 1.75%), 4.53%, 10/19/24		280	274,384
Boyd Gaming Corp., Term Loan B, (LIBOR USD 3 Month + 2.25%), 4.66%, 09/15/23		817	809,278
Caesars Resort Collection LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 5.25%, 12/23/24		974	959,653
CCM Merger, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.75%, 08/06/21		391	389,584
CEC Entertainment, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.75%, 02/12/21		338	327,063

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
CityCenter Holdings LLC, Term Loan B, 04/18/24(m)	USD	1,064	$1,043,624
Eldorado Resorts, Inc., Term Loan B, (LIBOR USD 3 Month + 2.25%), 4.88%, 04/17/24		140	138,600
Four Seasons Holdings, Inc., Term Loan F, 11/30/23(m)		628	622,153
Golden Nugget, Inc., 1st Lien Term Loan, 10/04/23(m)		44	43,197
GVC Holdings plc, Term Loan B2, 03/15/24(m)		363	358,891
Hilton Worldwide Finance LLC, 1st Lien Term Loan B2, (LIBOR USD 1 Month + 1.75%), 4.24%, 10/25/23		357	356,278
IRB Holding Corp., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.74%, 02/05/25		745	725,438
KFC Holding Co., Term Loan B, (LIBOR USD 1 Month + 1.75%), 4.23%, 04/03/25		414	411,177
Lakeland Tours LLC, Term Loan B, (LIBOR USD 3 Month + 4.00%), 6.61%, 12/16/24		243	241,168
Marriott Ownership Resorts, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.75%, 08/29/25		311	309,275
MGM Growth Properties LLC, Term Loan B, 03/21/25(m)		997	982,625
Playa Resorts Holding BV, 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.75%), 5.25%, 04/29/24		291	279,499
Scientific Games International, Inc., Term Loan B, 08/14/24(m)		715	695,190
Stars Group Holdings BV, Term Loan, (LIBOR USD 3 Month + 3.50%), 6.10%, 07/10/25		1,236	1,232,311
Station Casinos LLC, Term Loan B, 06/08/23(m)		587	580,107
Wyndham Hotels & Resorts, Inc., Term Loan B, (LIBOR USD 1 Month + 1.75%), 4.25%, 05/30/25		358	353,303
Wynn Resorts Ltd., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.75%, 10/22/24		159	155,497

			13,057,545

Household Durables — 0.0%
Serta Simmons Bedding LLC, Term Loan:
(LIBOR USD 1 Month + 3.50%), 5.98% - 5.99% , 11/08/23		179	131,819
(LIBOR USD 1 Month + 8.00%), 10.49% , 11/08/24		17	8,473
Springs Window Fashions LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 4.25%), 6.74%, 05/25/25		179	176,194

			316,486

Household Products — 0.1%
Energizer Holdings, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.73%, 06/20/25		208	205,400
Mastronardi Produce Ltd., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.74%, 05/01/25		134	133,609
Prestige Brands, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.50%, 01/26/24		318	314,346
Varsity Brands, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 6.00%, 12/16/24		74	73,026

			726,381

Independent Power and Renewable Electricity Producers — 0.2%
AES Corp. (The), Term Loan, (LIBOR USD 3 Month + 1.75%), 4.38%, 05/31/22		242	240,656
Calpine Corp., 1st Lien Term Loan B5, (LIBOR USD 3 Month + 2.50%), 5.11%, 01/15/24		79	78,350
Calpine Corp., Term Loan B6, (LIBOR USD 3 Month + 2.50%), 5.11%, 01/15/23		342	341,671
Calpine Corp., Term Loan B7, (LIBOR USD 3 Month + 2.50%), 5.11%, 05/31/23		130	128,389
Calpine Corp., Term Loan B9, 03/20/26(m)		467	462,008
Dayton Power and Light Co. (The), Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.50%, 08/24/22(d)		107	106,664
NRG Energy, Inc., Term Loan, 06/30/23(m)		529	521,975

			1,879,713

Security		Par (000)	Value

Industrial Conglomerates — 0.4%
Accudyne Industries LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.50%, 08/18/24	USD	675	$673,854
Filtration Group Corp., Term Loan B, 03/29/25(m)		1,047	1,039,335
PSAV Holdings LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 5.66% - 5.88%, 02/21/25		335	325,453
RBS Global, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.50%, 08/21/24		296	292,736
Uber Technologies, Inc., Term Loan:
07/13/23(m)		164	162,475
(LIBOR USD 1 Month + 4.00%), 6.49% , 03/14/25		283	283,041
Vertiv Co., Term Loan B, (LIBOR USD 3 Month + 4.00%), 6.63%, 11/30/23		684	641,244

			3,418,138

Insurance — 0.8%
Achilles Acquisition LLC, Term Loan, (LIBOR USD 1 Month + 4.00%), 6.50%, 10/03/25		210	208,162
Alliant Holdings Intermediate LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 5.23%, 05/09/25		658	630,941
AmWINS Group, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 5.24% - 5.25%, 01/25/24		743	731,905
AssuredPartners, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.75%, 10/22/24		379	366,333
Asurion LLC, 1st Lien Term Loan B6, (LIBOR USD 1 Month + 3.00%), 5.50%, 11/03/23		459	456,690
Asurion LLC, 2nd Lien Term Loan B2, (LIBOR USD 1 Month + 6.50%), 9.00%, 08/04/25		594	601,176
Asurion LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.50%, 11/03/24		274	271,335
Asurion LLC, Term Loan B4, 08/04/22(m)		478	474,606
Geronimo Intermediate Parent, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.75%, 06/22/23		212	210,363
Hub International Ltd., Term Loan B, 04/25/25(m)		555	536,441
Sedgwick, 1st Lien Term Loan, 12/31/25(m)		1,509	1,475,577
USI, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.60%, 05/16/24		500	483,983

			6,447,512

IT Services — 2.3%
Altran Technologies SA, Term Loan, (LIBOR USD 3 Month + 2.25%), 4.88%, 03/20/25		99	97,082
Applied Systems, Inc., Term Loan:
09/19/24(m)		674	666,376
(LIBOR USD 1 Month + 7.00%), 9.50% , 09/19/25		100	100,155
Boxer Parent Co., Inc., Term Loan B, 10/02/25(m)		626	612,805
CCC Information Services, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 9.25%, 04/28/25		134	132,828
CCC Information Services, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.50%, 04/29/24		271	265,990
Epicor Software Corp., 1st Lien Term Loan, 06/01/22(m)		504	497,455
Evertec, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 6.00%, 11/27/24		212	211,936
First Data Corp., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.49%, 07/08/22		1,276	1,272,939
Global Payments, Inc., Term Loan B:
(LIBOR USD 1 Month + 1.75%), 4.25% , 04/21/23		149	147,559
10/17/25(m)		818	807,047
GoDaddy, Inc., Term Loan B, 02/15/24(m)		572	567,104
Greeneden US Holdings I LLC, Term Loan B, 12/01/23(m)		410	404,323
IG Investments Holdings LLC, Term Loan, (LIBOR USD 3 Month + 3.50%), 6.00% - 6.10%, 05/23/25		727	721,953

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

IT Services (continued)
Mitchell International, Inc., 1st Lien Term Loan, 11/29/24(m)	USD	941	$903,180
Mitchell International, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 9.75%, 12/01/25		137	132,908
Peak 10 Holding Corp., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 9.99%, 08/01/25		168	147,281
Peak 10 Holding Corp., Term Loan, (LIBOR USD 3 Month + 3.50%), 6.10%, 08/01/24		208	189,867
Rackspace Hosting, Inc., Term Loan, (LIBOR USD 3 Month + 3.00%), 5.74%, 11/03/23		359	335,757
Renaissance Learning, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.75%, 05/24/25		144	137,784
Sabre GLBL, Inc., Term Loan, 02/22/24(m)		732	726,013
Solera LLC, Term Loan B1, (LIBOR USD 1 Month + 2.75%), 5.25%, 03/03/23		1,230	1,218,743
Sophia LP, 1st Lien Term Loan B, 09/30/22(m)		1,145	1,136,158
SS&C Technologies Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.75%, 04/16/25		342	338,799
SS&C Technologies Holdings, Inc., Term Loan B1, (LIBOR USD 1 Month + 2.25%), 4.75%, 07/08/22		514	509,537
SS&C Technologies, Inc., 1st Lien Term Loan B5, 04/16/25(m)		1,478	1,464,305
TKC Holdings, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 8.00%), 10.50%, 02/01/24		139	134,961
TKC Holdings, Inc., Term Loan, 02/01/23(m)		299	292,479
Trans Union LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.50%, 04/10/23		1,304	1,290,626
Verscend Holding Corp., Term Loan B, 08/27/25(m)		1,179	1,168,574
Vertafore, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.75%, 07/02/25		249	244,565
WEX, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.75%, 06/30/23		892	882,585
Worldpay LLC, Term Loan, 08/09/24(m)		402	401,317

			18,160,991

Life Sciences Tools & Services — 0.0%
Albany Molecular Research, Inc., Term Loan:
(LIBOR USD 1 Month + 3.25%), 5.75% , 08/30/24(d)		161	158,264
(LIBOR USD 1 Month + 7.00%), 9.50% , 08/30/25		60	59,100

			217,364

Machinery — 0.4%
Doosan Infracore International, Inc., Term Loan B, (LIBOR USD 3 Month + 2.00%), 4.60%, 05/18/24		236	230,862
Gardner Denver, Inc., Term Loan B, 07/30/24(m)		538	537,252
Gates Global LLC, Term Loan B, 04/01/24(m)		1,055	1,040,250
Pike Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.50%), 6.00%, 03/12/25		133	132,998
Terex Corp., Term Loan, (LIBOR USD 1 Month + 2.75%), 5.25%, 01/31/24		71	70,793
Titan Acquisition Ltd., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.50%, 03/28/25		861	798,920
WELBILT, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 5.00%, 10/11/25(d)		243	239,552

			3,050,627

Media — 1.0%
Ascend Learning LLC, Term Loan B, 07/12/24(m)		282	275,630
Cable One, Inc., Term Loan, (LIBOR USD 1 Month + 1.75%), 4.24%, 05/01/24		143	142,088
Cablevision CSC Holdings LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.73%, 07/17/25		230	223,008

Security		Par (000)	Value

Media (continued)
Charter Communications Operating LLC, Term Loan B, 04/30/25(m)	USD	815	$808,908
CSC Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.98%, 01/25/26		330	322,849
Gray Television, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.98%, 01/02/26		282	278,942
Gray Television, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.73%, 02/07/24		213	210,208
iHeartCommunications, Inc., Tranche D Term Loan, (LIBOR USD 3 Month + 6.75%), 11.24%, 01/30/20(f)(g)		388	275,855
iHeartCommunications, Inc., Tranche E Term Loan, (LIBOR USD 1 Month + 9.50%), 12.00%, 07/30/19(f)(g)		250	177,875
Intelsat Jackson Holdings SA, Term Loan:
(LIBOR USD 1 Month + 3.75%), 6.24% , 11/27/23		70	68,884
(LIBOR USD 1 Month + 4.50%), 6.99% , 01/02/24		405	405,101
Learfield Communications LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 4.90% - 5.75%, 12/01/23		490	487,559
Lions Gate Entertainment, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.75%, 03/24/25		325	320,362
Meredith Corp., Term Loan B, (LIBOR USD 1 Month + 2.75%), 5.25%, 01/31/25		192	191,318
Radiate Holdco LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 5.50%, 02/01/24		276	269,807
Telenet Financing LLC, Term Loan, 08/15/26(m)		565	552,471
Trader Corp., Term Loan, 09/28/23(d)(m)		786	778,502
Tribune Media Co., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.50%, 01/26/24		532	531,422
Unitymedia Finance LLC, Term Loan:
06/01/23(m)		792	781,977
(LIBOR USD 1 Month + 2.25%), 4.73% , 01/15/26		50	49,403
Unitymedia Hessen GmbH & Co. KG, 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.73%, 09/30/25		345	341,036
Univision Communications, Inc., Term Loan C5, (LIBOR USD 1 Month + 2.75%), 5.25%, 03/15/24		217	203,660
Virgin Media Bristol LLC, Term Loan, 01/15/26(m)		572	565,462

			8,262,327

Metals & Mining — 0.1%
Ball Metalpack Finco LLC, Term Loan, (LIBOR USD 1 Month + 4.50%), 7.00%, 07/31/25		181	180,129
Equinox Holdings, Inc., Term Loan B, 03/08/24(m)		272	270,403
Oxbow Carbon LLC, Term Loan, (LIBOR USD 1 Month + 3.50%), 6.00%, 01/04/23(d)		59	59,062

			509,594

Multiline Retail — 0.2%
Harbor Freight Tools USA, Inc., Term Loan, 08/18/23(m)		282	274,878
Hudsons Bay Co., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.74%, 09/30/22		381	371,117
Leslie’s Poolmart, Inc., Term Loan B, (LIBOR USD 3 Month + 3.50%), 6.08%, 08/16/23		247	238,287
Neiman Marcus Group Ltd. LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.73%, 10/25/20		271	251,511

			1,135,793

Multi-Utilities — 0.0%
Exgen Renewables IV LLC, Term Loan, (LIBOR USD 3 Month + 3.00%), 5.63%, 11/28/24		103	96,280
USIC Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.75%, 12/08/23		199	193,773

			290,053

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels — 0.3%
BCP Raptor II LLC, Term Loan, (LIBOR USD 3 Month + 4.75%), 7.37%, 10/22/25	USD	136	$128,248
California Resources Corp., Term Loan:
(LIBOR USD 1 Month + 10.38%), 12.87% , 12/31/21		695	732,030
(LIBOR USD 1 Month + 4.75%), 7.25%, 12/31/22		350	343,658
CNX Resources Corp., Term Loan: (LIBOR USD 1 Month + 4.25%), 6.75%, 11/26/21		239	241,689
Edgewater Generation LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 6.25%, 12/13/25		130	129,286
EURO Garages Ltd., Term Loan B, (LIBOR USD 3 Month + 4.00%), 6.60%, 02/07/25		276	269,252
EURO Garages Ltd., Term Loan B1, (LIBOR USD 3 Month + 4.00%), 6.60%, 02/07/25		114	111,061
Gavilan Resources LLC, 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.00%), 8.49%, 03/01/24		160	123,793

			2,079,017

Pharmaceuticals — 0.8%
Akorn, Inc., Term Loan, (LIBOR USD 1 Month + 5.50%), 8.00%, 04/16/21		96	77,195
Alphabet Holding Co., Inc., Term Loan, (LIBOR USD 1 Month + 7.75%), 10.25%, 09/26/25		117	94,624
Amneal Pharmaceuticals LLC, Term Loan B18, 03/21/25(m)		650	648,008
Bausch Health Co., Inc., Term Loan, 06/02/25(m)		1,755	1,742,315
Catalent Pharma Dollar, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.75%, 05/20/24		332	330,335
Endo Pharmaceuticals, Inc., Term Loan B, 04/29/24(m)		741	726,332
Grifols Worldwide Operations Ltd., Term Loan, (LIBOR USD 3 Month + 2.25%), 4.66%, 01/31/25		733	727,496
Jaguar Holding Co. I, Term Loan, 08/18/22(m)		1,144	1,130,800
Mallinckrodt International Finance SA, 1st Lien Term Loan B, (LIBOR USD 3 Month + 2.75%), 5.35%, 09/24/24		153	142,292
National Veterinary Associates, Inc., Term Loan B3, (LIBOR USD 1 Month + 2.75%), 5.25%, 02/02/25		541	521,545

			6,140,942

Professional Services — 0.1%
Dun & Bradstreet Corp. (The), 1st Lien Term Loan B, 02/06/26(m)		1,073	1,058,246

Real Estate Management & Development — 0.2%
ESH Hospitality, Inc. Term Loan B, 08/30/23(m)		590	585,934
Forest City, Term Loan B, 12/31/25(m)		483	483,997
Realogy Group LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.73%, 02/08/25		145	140,371

			1,210,302

Semiconductors & Semiconductor Equipment — 0.2%
MaxLinear, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.98%, 05/13/24(d)		46	46,320
Microchip Technology, Inc., Term Loan, 05/29/25(m)		1,006	993,378
ON Semiconductor Corp., Term Loan, (LIBOR USD 1 Month + 1.75%), 4.25%, 03/31/23		102	101,151

			1,140,849

Software — 1.4%
DTI Holdco, Inc., Term Loan, (LIBOR USD 3 Month + 4.75%), 7.49%, 09/29/23		316	295,118
Financial & Risk US Holdings, Inc., Term Loan, 10/01/25(m)		1,893	1,836,067
Infor US, Inc., Term Loan, 02/01/22(m)		1,750	1,740,491
Informatica LLC, Term Loan B, 08/05/22(m)		957	955,491

Security		Par (000)	Value

Software (continued)
Kronos, Inc., 1st Lien Term Loan B, 11/01/23(m)	USD	1,593	$1,577,079
Kronos, Inc., 2nd Lien Term Loan B, (LIBOR USD 3 Month + 8.25%), 10.99%, 11/01/24		365	369,792
McAfee LLC, Term Loan, 09/30/24(m)		1,002	1,000,346
PowerSchool Group LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 5.99%, 07/31/25		251	243,515
RP Crown Parent LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 5.25%, 10/12/23		249	245,856
Solar Winds Holdings, Inc., Term Loan B, 02/05/24(m)		1,315	1,299,331
SS&C Technologies Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.75%, 04/16/25		246	243,538
TIBCO Software, Inc., Term Loan, 12/04/20(m)		1,134	1,128,487

			10,935,111

Specialty Retail — 0.1%
Belron Finance US LLC, Term Loan B, (LIBOR USD 3 Month + 2.25%), 4.99%, 11/07/24(d)		391	386,530
Belron Finance US LLC, Term Loan B1, (LIBOR USD 3 Month + 2.50%), 5.19%, 11/06/25		93	91,435
Optiv, Inc., Term Loan, 02/01/24(m)		105	100,155
Staples, Inc., Term Loan, (LIBOR USD 1 Month + 4.00%), 6.49%, 09/12/24		197	195,421

			773,541

Technology Hardware, Storage & Peripherals — 0.1%
Western Digital Corp., 1st Lien Term Loan B, 04/29/23(m)		1,071	1,041,328

Trading Companies & Distributors — 0.2%
Beacon Roofing Supply, Inc., Term Loan B, 01/02/25(m)		393	382,509
HD Supply, Inc., Term Loan, (LIBOR USD 1 Month + 1.75%), 4.25%, 10/17/23		812	801,834
United Rentals, Inc., Term Loan, (LIBOR USD 1 Month + 1.75%), 4.25%, 10/31/25		208	206,655

			1,390,998

Wireless Telecommunication Services — 0.3%
Digicel International Finance Ltd., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.88%, 05/27/24		296	262,468
Hargray Communications Group, Inc., Term Loan, 05/16/24(m)		408	401,949
New Lightsquared LLC, 1st Lien Term Loan, 12/07/20(m)		354	258,103
SBA Senior Finance II LLC, 2nd Lien Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.50%, 04/06/25		577	563,854
Sprint Communications, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.50%), 5.00%, 02/02/24		659	640,805
Sprint Communications, Inc., Term Loan, 02/02/24(d)(m)		124	121,680

			2,248,859

Total Floating Rate Loan Interests — 19.2% (Cost: $155,608,423)			153,672,779

Foreign Agency Obligations — 1.1%

Chile — 0.1%
Empresa de Transporte de Pasajeros Metro SA, 4.75%, 02/04/24		520	547,589
Empresa Nacional del Petroleo, 3.75%, 08/05/26		600	592,647

			1,140,236

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

China — 0.1%
Chengdu Xingcheng Investment Group Co. Ltd., 2.50%, 03/20/21	EUR	100	$103,973
China Minmetals Corp., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.72%), 3.75%(a)(k)	USD	300	292,924
Guangxi Financial Investment Group Co. Ltd., 5.75%, 01/23/21		200	191,950

			588,847

Colombia — 0.1%
Ecopetrol SA, 4.13%, 01/16/25		1,200	1,215,000

India — 0.2%
Oil India Ltd., 5.13%, 02/04/29		640	669,216
Power Finance Corp. Ltd., 3.75%, 12/06/27		303	282,640
Rural Electrification Corp. Ltd., 4.63%, 03/22/28		497	491,128

			1,442,984

Indonesia — 0.2%
Jasa Marga Persero Tbk. PT, 7.50%, 12/11/20	IDR	2,000,000	134,242
Pertamina Persero PT, 4.30%, 05/20/23	USD	1,250	1,284,531
Perusahaan Listrik Negara PT, 5.50%, 11/22/21		270	283,412
Wijaya Karya Persero Tbk. PT, 7.70%, 01/31/21	IDR	2,240,000	150,830

			1,853,015

Israel — 0.1%
Israel Electric Corp. Ltd., Series 6, 5.00%, 11/12/24(b)	USD	660	696,300

Mexico — 0.1%
Petroleos Mexicanos:
6.50%, 03/13/27		461	463,536
5.35%, 02/12/28		140	129,920

			593,456

Morocco — 0.1%
OCP SA, 4.50%, 10/22/25		600	592,200

Peru — 0.0%
Corp. Financiera de Desarrollo SA, 4.75%, 07/15/25		400	419,350

South Africa — 0.1%
Transnet SOC Ltd., 4.00%, 07/26/22		660	648,450

Total Foreign Agency Obligations — 1.1% (Cost: $9,222,230)			9,189,838

Foreign Government Obligations — 1.0%

Bahrain — 0.1%
Kingdom of Bahrain, 6.75%, 09/20/29		1,000	1,055,000

Chile — 0.1%
Corp. Nacional del Cobre de Chile, 3.63%, 08/01/27		500	499,488
Empresa Nacional del Petroleo, 5.25%, 11/06/29(b)		220	236,032

			735,520

Indonesia — 0.1%
Indonesia Asahan Aluminium Persero PT, 5.71%, 11/15/23(b)		200	215,873
Perusahaan Penerbit SBSN Indonesia III, 4.45%, 02/20/29		825	848,706

			1,064,579

Maldives — 0.1%
Republic of Maldives, 7.00%, 06/07/22		900	878,175

Pakistan — 0.1%
Islamic Republic of Pakistan, 6.88%, 12/05/27		1,000	984,505

Peru — 0.1%
Petroleos del Peru SA, 5.63%, 06/19/47		500	532,500

Security		Par (000)	Value

Qatar — 0.1%
State of Qatar, 3.25%, 06/02/26	USD	500	$497,500

Sri Lanka — 0.3%
Democratic Socialist Republic of Sri Lanka:
6.83%, 07/18/26		1,000	1,000,755
7.85%, 03/14/29		1,475	1,545,247

			2,546,002

Total Foreign Government Obligations — 1.0% (Cost: $8,110,269)			8,293,781

		Shares

Investment Companies — 4.4%
Invesco Senior Loan ETF		320,000	7,244,800
iShares J.P. Morgan USD Emerging Markets Bond ETF(q)		106,911	11,766,625
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF		472,321	15,756,628

Total Investment Companies — 4.4% (Cost: $34,915,162)			34,768,053

		Par (000)

Non-Agency Mortgage-Backed Securities — 2.1%

Collateralized Mortgage Obligations — 0.9%
Alternative Loan Trust, Series 2007-3T1, Class 1A1, 6.00%, 04/25/37		2,774	1,969,885
MCM Trust, Series 2018-NPL2, Class A, 4.00%, 10/25/28(b)(d)		1,800	1,781,507
New Residential Mortgage Loan Trust, Series 2019-RPL1, Class A1, 4.33%, 02/26/24(b)(e)		3,487	3,515,200

			7,266,592

Commercial Mortgage-Backed Securities — 1.2%
BAMLL Commercial Mortgage Securities Trust, Series 2016-ISQ, Class E, 3.61%, 08/14/34(b)(c)		1,000	933,346
Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class D, 2.79%, 04/10/49(b)		1,000	794,491
Commercial Mortgage Trust, Series 2016-667M, Class D, 3.18%, 10/10/36(b)(c)		1,000	927,708
DBJPM Mortgage Trust, Series 2016-C3, Class D, 3.49%, 08/10/49(b)(c)		530	476,090
DBUBS Mortgage Trust, Series 2017-BRBK, Class D, 3.53%, 10/10/34(b)(c)		990	980,167
GS Mortgage Securities Trust, Series 2015-GC32, Class D, 3.35%, 07/10/48		440	389,420
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP5, Class D, 4.65%, 03/15/50(b)(c)		990	964,495
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2015-C23, Class D, 4.13%, 07/15/50(b)(c)		1,000	940,038
Series 2015-C25, Class D, 3.07%, 10/15/48		650	585,311
ROCKT, Series 2019, 0.00%, 04/20/32		500	500,000
Wells Fargo Commercial Mortgage Trust(c):
Series 2015-C30, Class C, 4.50%, 09/15/58		1,000	1,021,536
Series 2016-NXS5, Class D, 4.88%, 01/15/59		750	729,935

			9,242,537

Interest Only Commercial Mortgage-Backed Securities — 0.0%
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class XC, 0.75%, 08/15/49(b)(c)		8,700	401,940

Total Non-Agency Mortgage-Backed Securities — 2.1% (Cost: $16,686,794)			16,911,069

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Beneficial Interest (000)	Value

Other Interests — 0.0%(d)(g)(n)

Capital Markets — 0.0%
Millennium Corp. Claim	USD	811	$—

Total Other Interests — 0.0%			—

		Par (000)

Preferred Securities — 0.9%

Capital Trusts — 0.9%(k)(l)

Banks — 0.4%
Bank of America Corp., Series Z, 6.50%		30	32,551
Citigroup, Inc., 5.95%		1,000	1,017,500
JPMorgan Chase & Co.:
6.22%		1,000	1,005,000
Series S, 6.75%		1,000	1,096,330
Lloyds Banking Group plc, 6.41%(b)		100	100,625
Wells Fargo & Co., Series U, 5.87%		40	42,740

			3,294,746

Capital Markets — 0.4%
Goldman Sachs Group, Inc. (The):
Series M, 5.38%		1,250	1,260,938
Series P, 5.00%		33	30,484
Morgan Stanley, Series J, 5.55%		1,250	1,272,000

			2,563,422

Oil, Gas & Consumable Fuels — 0.1%
Andeavor Logistics LP, Series A, 6.87%		1,000	1,005,000

Total Capital Trusts — 0.9% (Cost: $6,878,379)			6,863,168

		Shares

Preferred Stocks — 0.0%

Banks — 0.0%
CF-B L2 (D), LLC (Acquired 4/08/15 - 12/15/15, cost $53,170)(k)(o)		56,090	27,871

Total Preferred Stocks — 0.0% (Cost: $54,874)			27,871

Total Preferred Securities — 0.9% (Cost: $6,933,253)			6,891,039

		Par (000)

U.S. Government Sponsored Agency Securities — 0.2%

Collateralized Mortgage Obligations — 0.2%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2018-DNA1, Class B1, (LIBOR USD 1 Month + 3.15%), 5.64%, 07/25/30(a)		1,500	1,453,063

Total U.S. Government Sponsored Agency Securities — 0.2% (Cost: $1,500,000)			1,453,063

U.S. Treasury Obligations — 2.9%

U.S. Treasury Notes:
2.63%, 07/31/20		22,000	22,070,469
3.13%, 11/15/28		1,000	1,060,742

Security	Par (000)	Value

Total U.S. Treasury Obligations — 2.9% (Cost: $23,039,594)		$23,131,211

Total Long-Term Investments — 91.7% (Cost: $731,693,467)		733,066,244

	Shares

Short-Term Securities — 10.2%(p)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.37%(q)	80,552,516	80,552,516
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 2.26%	1,015,401	1,015,401

Total Short-Term Securities — 10.2% (Cost: $81,567,917)		81,567,917

Total Options Purchased — 0.1% (Cost: $1,721,488)		795,427

Total Investments Before Options Written — 102.0% (Cost: $814,982,872)		815,429,588

Total Options Written — (0.0)% (Premium Received — $175,451)		(23,037)

Total Investments Net of Options Written — 102.0% (Cost: $814,807,421)		815,406,551

Liabilities in Excess of Other Assets — (2.0)%		(16,253,672)

Net Assets — 100.0%		$799,152,879

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)	Convertible security.
(i)	Zero-coupon bond.
(j)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(k)	Perpetual security with no stated maturity date.
(l)	Variable rate security. Rate shown is the rate in effect as of period end.
(m)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(n)	Other interests represent beneficial interests in liquidation trusts and other reorganizational or private entities.
(o)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $27,871, representing less than 0.05% of its net assets as of period end, and an original cost of $53,170.

(p)	Annualized 7-day yield as of period end.

36	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Credit Strategies Income Fund

(q)

During the period ended March 31, 2019, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 09/30/18	Shares Purchased		Shares Sold	Shares Held at 03/31/19	Value at 03/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	13,740,642	66,811,874	(b)	—	80,552,516	$80,552,516	$565,211	$—	$—
iShares J.P. Morgan USD Emerging Markets Bond ETF	80,842	46,279		(20,210)	106,911	11,766,625	244,194	(20,767)	199,338

						$92,319,141	$809,405	$(20,767)	$199,338

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Long Bond	123	06/19/19	$18,408	$531,682
U.S. Treasury Ultra Bond	121	06/19/19	20,328	799,807
EURO STOXX 50 Index	3	06/21/19	110	2,137
STOXX 600 Banks Index	7	06/21/19	53	(484)
U.S. Treasury 2 Year Note	439	06/28/19	93,548	326,156
U.S. Treasury 5 Year Note	500	06/28/19	57,914	563,022

				2,222,320

Short Contracts
Euro-Bobl	24	06/06/19	3,584	(31,105)
Euro-Bund	25	06/06/19	4,665	(97,108)
Euro-Schatz	1	06/06/19	126	(220)
U.S. Treasury 10 Year Note	276	06/19/19	34,284	(388,218)
U.S. Treasury 10 Year Ultra Note	335	06/19/19	44,482	(954,814)
S&P 500 E-Mini Index	7	06/21/19	993	(13,240)
Long Gilt	3	06/26/19	505	(8,308)

				(1,493,013)

				$729,307

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Credit Strategies Income Fund

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	786,899	EUR	700,000	Barclays Bank plc	04/12/19	$1,009
USD	54,799,754	EUR	48,510,000	Citibank NA	04/12/19	337,609
USD	45,514	EUR	40,000	JPMorgan Chase Bank NA	04/12/19	606
USD	609,985	EUR	540,000	UBS AG	04/12/19	3,727
USD	370,382	GBP	280,000	Barclays Bank plc	04/12/19	5,510
USD	594,542	GBP	450,000	Citibank NA	04/12/19	8,140
USD	8,061,642	GBP	6,120,000	JPMorgan Chase Bank NA	04/12/19	86,575
JPY	9,680,000	USD	87,624	Morgan Stanley & Co. International plc	06/17/19	244
USD	615,584	EUR	544,680	Bank of America NA	06/17/19	590
USD	1,732,973	HKD	13,567,274	Bank of America NA	06/17/19	607
USD	91,762	HKD	718,397	Goldman Sachs International	06/17/19	32
USD	1,149,527	HKD	9,000,000	UBS AG	06/17/19	343

						444,992

EUR	40,000	USD	45,305	JPMorgan Chase Bank NA	04/12/19	(397)
EUR	160,000	USD	181,067	Morgan Stanley & Co. International plc	04/12/19	(1,435)
USD	587,436	CNY	3,956,262	UBS AG	06/17/19	(910)
USD	3,417,431	JPY	376,524,048	Bank of America NA	06/17/19	(386)
USD	293,971	IDR	4,264,050,991	Bank of America NA	06/18/19	(1,728)
USD	192,035	TWD	5,916,596	Citibank NA	06/18/19	(262)

						(5,118)

	Net Unrealized Appreciation					$439,874

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
SPDR S&P 500 ETF Trust	966	04/05/19	USD	278.00	USD	27,288	$47,334
U.S. Treasury 10 Year Note	470	04/26/19	USD	124.25	USD	47,000	257,031
U.S. Treasury 10 Year Note	432	05/24/19	USD	122.00	USD	43,200	47,250

							$351,615

OTC Currency Options Purchased

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
EUR Currency	BNP Paribas SA	05/10/19	USD	1.12	EUR	28,700	$132,410

OTC Credit Default Swaptions Purchased

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Price		Notional Amount (000) (a)		Value
Description	Rate/Reference	Frequency	Rate/Reference	Frequency
Put
Bought Protection on 5-Year Credit Default Swap	5.00%	Quarterly	CDX.NA.HY.31.V3	Quarterly	Morgan Stanley & Co. International plc	04/17/19	USD	105.00	USD	38,260	$43,193

(a)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

38	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Credit Strategies Income Fund

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency
Put
30-Year Interest Rate Swap	3.50%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	06/06/19	3.50%	USD	4,410	$117
30-Year Interest Rate Swap	3.50%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs Bank USA	06/06/19	3.50%	USD	5,070	134
10-Year Interest Rate Swap	3.24%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	07/29/19	3.24%	USD	16,500	4,263
10-Year Interest Rate Swap	2.90%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	03/18/20	2.90%	USD	42,000	263,695

										$268,209

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
SPDR S&P 500 ETF Trust	966	04/05/19	USD	274.00	USD	27,288	$(14,007)

OTC Credit Default Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Credit Rating (a)	Exercise Price		Notional Amount (000) (b)		Value
	Rate/Reference	Frequency	Rate/Reference	Frequency
Put
Sold Protection on 5-Year Credit Default Swap	CDX.NA.HY.31.V3	Quarterly	5.00%	Quarterly	Morgan Stanley & Co. International plc	04/17/19	NR	USD	102.00	USD	38,260	$(9,030)

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
ITRAXX.FINSR.28.V1	1.00%	Quarterly	12/20/22	NR	EUR	100	$2,185	$1,669	$516

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Credit Strategies Income Fund

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/22	BB	EUR	100	$(12,539)	$(3,308)	$(9,231)
Casino Guichard Perrachon SA	1.00%	Quarterly	Bank of America NA	06/20/23	BB	EUR	34	(4,979)	(4,496)	(483)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/23	BB	EUR	76	(11,180)	(8,541)	(2,639)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/23	BB	EUR	104	(15,247)	(11,299)	(3,948)
Casino Guichard Perrachon SA	1.00%	Quarterly	BNP Paribas SA	06/20/23	BB	EUR	20	(2,937)	(1,730)	(1,207)
Casino Guichard Perrachon SA	1.00%	Quarterly	BNP Paribas SA	06/20/23	BB	EUR	20	(2,936)	(1,731)	(1,205)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	BB	EUR	16	(2,361)	(2,011)	(350)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	BB	EUR	33	(4,878)	(4,008)	(870)
Casino Guichard Perrachon SA	1.00%	Quarterly	Goldman Sachs International	06/20/23	BB	EUR	20	(2,937)	(1,747)	(1,190)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	BB	EUR	13	(1,953)	(1,502)	(451)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	BB	EUR	20	(2,930)	(2,253)	(677)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	BB	EUR	33	(4,884)	(4,012)	(872)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	BB	EUR	30	(4,405)	(2,570)	(1,835)
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	06/20/23	B-	EUR	100	(9,642)	1,165	(10,807)
Thomas Cook Group plc	5.00%	Quarterly	Citibank NA	06/20/23	B	EUR	35	(8,244)	4,051	(12,295)
Thomas Cook Group plc	5.00%	Quarterly	Goldman Sachs International	06/20/23	B	EUR	37	(8,684)	4,169	(12,853)
Thomas Cook Group plc	5.00%	Quarterly	Goldman Sachs International	06/20/23	B	EUR	120	(28,215)	13,447	(41,662)
Casino Guichard Perrachon SA	1.00%	Quarterly	Goldman Sachs International	12/20/23	BB	EUR	160	(27,268)	(23,924)	(3,344)
CenturyLink, Inc	1.00%	Quarterly	Barclays Bank plc	12/20/23	B+	USD	30	(3,076)	(2,175)	(901)
Chesapeake Energy Corp	5.00%	Quarterly	Barclays Bank plc	12/20/23	B+	USD	54	(541)	478	(1,019)
Chesapeake Energy Corp	5.00%	Quarterly	Barclays Bank plc	12/20/23	B+	USD	23	(231)	42	(273)
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	12/20/23	B-	EUR	81	(9,394)	1,472	(10,866)
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	12/20/23	B-	EUR	19	(2,155)	338	(2,493)
Garfunkelux Holdco 2 SA	5.00%	Quarterly	JPMorgan Chase Bank NA	12/20/23	B-	EUR	43	(4,946)	(285)	(4,661)
Monitchem HoldCo 3 SA	5.00%	Quarterly	JPMorgan Chase Bank NA	12/20/23	B-	EUR	36	1,705	818	887
Monitchem HoldCo 3 SA	5.00%	Quarterly	JPMorgan Chase Bank NA	12/20/23	B-	EUR	64	3,044	1,460	1,584
Tesco plc	1.00%	Quarterly	Barclays Bank plc	12/20/25	BB+	EUR	100	(5,105)	(2,855)	(2,250)
Virgin Media Finance plc	5.00%	Quarterly	Credit Suisse International	12/20/25	B	EUR	110	20,407	18,333	2,074
Tesco plc	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/28	BB+	EUR	370	(38,530)	(36,537)	(1,993)

								$(195,041)	$(69,211)	$(125,830)

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
3 month LIBOR	London Interbank Offered Rate	2.60%

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$1,669	$—	$516	$—	$—
OTC Swaps	45,773	(114,984)	4,545	(130,375)	—
Options Written	N/A	N/A	152,414	—	(23,037)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

40	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Credit Strategies Income Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$2,137	$—	$2,220,667	$—	$2,222,804
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	444,992	—	—	444,992
Options purchased
Investments at value — unaffiliated(b)	—	43,193	47,334	132,410	572,490	—	795,427
Swaps — centrally cleared
Net unrealized appreciation(a)	—	516	—	—	—	—	516
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	50,318	—	—	—	—	50,318

	$—	$94,027	$49,471	$577,402	$2,793,157	$—	$3,514,057

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$13,724	$—	$1,479,773	$—	$1,493,497
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	5,118	—	—	5,118
Options written
Options written, at value	—	9,030	14,007	—	—	—	23,037
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	245,359	—	—	—	—	245,359

	$—	$254,389	$27,731	$5,118	$1,479,773	$—	$1,767,011

(a) Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b) Includes options purchased at value as reported in the Schedule of Investments.

For the six month ended March 31, 2019, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$65	$—	$1,823,347	$—	$1,823,412
Forward foreign currency exchange contracts	—	—	—	3,286,174	—	—	3,286,174
Options purchased(a)	—	—	(2,545,098)	—	(474,535)	—	(3,019,633)
Options written	—	—	2,077,476	—	—	—	2,077,476
Swaps	—	(1,668,153)	—	—	(56,029)	—	(1,724,182)

	$—	$(1,668,153)	$(467,557)	$3,286,174	$1,292,783	$—	$2,443,247

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(16,352)	$—	$708,064	$—	$691,712
Forward foreign currency exchange contracts	—	—	—	(222,833)	—	—	(222,833)
Options purchased(b)	—	(174,277)	148,201	(47,711)	(354,499)	—	(428,286)
Options written	—	58,461	(32,738)	—	—	—	25,723
Swaps	—	(169,307)	—	—	—	—	(169,307)

	$—	$(285,123)	$99,111	$(270,544)	$353,565	$—	$(102,991)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Credit Strategies Income Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$213,050,010
Average notional value of contracts — short	70,427,313
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	75,767,755
Average amounts sold — in USD	758,136
Options:
Average value of option contracts purchased	242,013
Average value of option contracts written	7,004
Average notional value of swaption contracts purchased	57,860,000
Average notional value of swaption contracts written	38,260,000
Credit default swaps:
Average notional value—sell protection	15,784,446
Total return swaps:
Average notional value	336,500

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$176,330	$315,321
Forward foreign currency exchange contracts	444,992	5,118
Options(a)	795,427	23,037
Swaps—Centrally cleared	210	—
Swaps—OTC(b)	50,318	245,359

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,467,277	$588,835
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(528,155)	(329,328)

Total derivative assets and liabilities subject to an MNA	$939,122	$259,507

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)
Bank of America NA	$1,197	$(1,197)	$—	$—	$—
Barclays Bank plc	7,039	(7,039)	—	—	—
BNP Paribas SA	132,410	(5,873)	—	—	126,537
Citibank NA	613,495	(19,796)	—	(320,000)	273,699
Credit Suisse International	23,382	(23,382)	—	—	—
Goldman Sachs Bank USA	134	—	—	—	134
Goldman Sachs International	21,911	(21,911)	—	—	—
JPMorgan Chase Bank NA	92,047	(32,054)	—	—	59,993
Morgan Stanley & Co. International plc	43,437	(43,437)	—	—	—
UBS AG	4,070	(910)	—	—	3,160

	$939,122	$(155,599)	$—	$(320,000)	$463,523

42	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Credit Strategies Income Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (d)
Bank of America NA	$7,093	$(1,197)	$—	$—	$5,896
Barclays Bank plc	35,900	(7,039)	—	—	28,861
BNP Paribas SA	5,873	(5,873)	—	—	—
Citibank NA	19,796	(19,796)	—	—	—
Credit Suisse International	24,166	(23,382)	—	—	784
Goldman Sachs International	84,720	(21,911)	—	—	62,809
JPMorgan Chase Bank NA	32,054	(32,054)	—	—	—
Morgan Stanley & Co. International plc	48,995	(43,437)	—	—	5,558
UBS AG	910	(910)	—	—	—

	$259,507	$(155,599)	$—	$—	$103,908

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$72,969,980	$6,979,699	$79,949,679
Common Stocks:
Capital Markets	—	—	16,560	16,560
Chemicals	386,729	—	—	386,729
Commercial Services & Supplies	—	—	6,675	6,675
Containers & Packaging	184,119	—	—	184,119
Electric Utilities	—	—	54,824	54,824
Equity Real Estate Investment Trusts (REITs)	88,711	—	—	88,711
Health Care Providers & Services	—	155	—	155
Hotels, Restaurants & Leisure	94,552	—	—	94,552
Machinery	—	16,131	—	16,131
Marine	—	—	—	—
Media	180,132	—	—	180,132
Metals & Mining	152,833	—	—	152,833
Software	185	—	—	185
Textiles, Apparel & Luxury Goods	1,036	—	—	1,036
Corporate Bonds(a)	—	397,623,090	—	397,623,090
Floating Rate Loan Interests:
Aerospace & Defense	—	3,143,035	273,355	3,416,390
Air Freight & Logistics	—	310,878	—	310,878
Airlines	—	576,650	—	576,650
Auto Components	—	1,008,819	—	1,008,819
Building Products	—	762,748	406,018	1,168,766
Capital Markets	—	2,202,483	—	2,202,483
Chemicals	—	5,801,705	74,250	5,875,955
Commercial Services & Supplies	—	7,522,036	470,970	7,993,006
Communications Equipment	—	648,183	—	648,183
Construction & Engineering	—	403,096	—	403,096
Construction Materials	—	1,919,617	—	1,919,617
Containers & Packaging	—	4,171,682	—	4,171,682
Distributors	—	960,946	—	960,946
Diversified Consumer Services	—	4,762,674	241,605	5,004,279
Diversified Financial Services	—	3,396,302	132,614	3,528,916
Diversified Telecommunication Services	—	3,994,463	—	3,994,463

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Credit Strategies Income Fund

	Level 1	Level 2	Level 3	Total
Electric Utilities	$—	$1,669,277	$—	$1,669,277
Electrical Equipment	—	718,237	406,359	1,124,596
Electronic Equipment, Instruments & Components	—	139,845	—	139,845
Energy Equipment & Services	—	642,946	—	642,946
Entertainment	—	1,810,388	—	1,810,388
Equity Real Estate Investment Trusts (REITs)	—	1,777,219	—	1,777,219
Food & Staples Retailing	—	1,517,289	—	1,517,289
Food Products	—	3,686,590	97,513	3,784,103
Gas Utilities	—	324,307	—	324,307
Health Care Equipment & Supplies	—	809,619	326,704	1,136,323
Health Care Providers & Services	—	6,704,784	1,724,311	8,429,095
Health Care Technology	—	2,641,545	—	2,641,545
Hotels, Restaurants & Leisure	—	13,057,545	—	13,057,545
Household Durables	—	316,486	—	316,486
Household Products	—	726,381	—	726,381
Independent Power and Renewable Electricity Producers	—	1,773,049	106,664	1,879,713
Industrial Conglomerates	—	3,418,138	—	3,418,138
Insurance	—	6,447,512	—	6,447,512
IT Services	—	18,160,991	—	18,160,991
Life Sciences Tools & Services	—	59,100	158,264	217,364
Machinery	—	2,811,075	239,552	3,050,627
Media	—	7,483,825	778,502	8,262,327
Metals & Mining	—	450,532	59,062	509,594
Multiline Retail	—	1,135,793	—	1,135,793
Multi-Utilities	—	290,053	—	290,053
Oil, Gas & Consumable Fuels	—	2,079,017	—	2,079,017
Pharmaceuticals	—	6,140,942	—	6,140,942
Professional Services	—	1,058,246	—	1,058,246
Real Estate Management & Development	—	1,210,302	—	1,210,302
Semiconductors & Semiconductor Equipment	—	1,094,529	46,320	1,140,849
Software	—	10,935,111	—	10,935,111
Specialty Retail	—	387,011	386,530	773,541
Technology Hardware, Storage & Peripherals	—	1,041,328	—	1,041,328
Trading Companies & Distributors	—	1,390,998	—	1,390,998
Wireless Telecommunication Services	—	2,127,179	121,680	2,248,859
Foreign Agency Obligations	—	9,189,838	—	9,189,838
Foreign Government Obligations	—	8,293,781	—	8,293,781
Investment Companies	34,768,053	—	—	34,768,053
Non-Agency Mortgage-Backed Securities	—	15,129,562	1,781,507	16,911,069
Other Interests	—	—	—	—
Preferred Securities:
Banks	—	3,294,746	—	3,294,746
Capital Markets	—	2,563,422	—	2,563,422
Oil, Gas & Consumable Fuels	—	1,005,000	—	1,005,000
U.S. Government Sponsored Agency Securities	—	1,453,063	—	1,453,063
U.S. Treasury Obligations	—	23,131,211	—	23,131,211
Short-Term Securities	81,567,917	—	—	81,567,917
Options Purchased:
Credit contracts	—	43,193	—	43,193
Equity contracts	47,334	—	—	47,334
Foreign currency exchange contracts	—	132,410	—	132,410
Interest rate contracts	304,281	268,209	—	572,490
Liabilities:
Unfunded Floating Rate Loan Interests(b)	—	—	(216)	(216)

Subtotal	$117,775,882	$682,736,297	$14,889,322	$815,401,501

Investments valued at NAV(c)				27,871

Total Investments				$815,429,372

44	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Credit Strategies Income Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(d)
Assets:
Credit contracts	$—	$5,061	$—	$5,061
Equity contracts	2,137	—	—	2,137
Foreign currency exchange contracts	—	444,992	—	444,992
Interest rate contracts	2,220,667	—	—	2,220,667
Liabilities:
Credit contracts	—	(139,405)	—	(139,405)
Equity contracts	(27,731)	—	—	(27,731)
Foreign currency exchange contracts	—	(5,118)	—	(5,118)
Interest rate contracts	(1,479,773)	—	—	(1,479,773)

	$715,300	$305,530	$—	$1,020,830

(a)	See above Schedule of Investments for values in each industry.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)	Certain of the Fund’s investments were fair valued using NAV per share or its equivalent as no quoted market value is available and have been excluded from the fair value hierarchy.
(d)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

During the six months ended March 31, 2019, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Common Stocks	Floating Rate Loan Interest	Non-Agency Mortgage- Backed Securities	Unfunded Floating Rate Loan Interests	Total
Investments:
Assets:
Opening Balance, as of September 30, 2018	$3,745,375	$108,783	$5,231,319	$—	$(110)	$9,085,367
Transfers into Level 3	—	15,840	1,581,582	—	—	1,597,422
Transfers out of Level 3	(3,745,375)	—	(1,920,139)	—	—	(5,665,514)
Accrued discounts/premiums	—	—	3,751	—	—	3,751
Net realized gain (loss)	3,679	(15,519)	(55,903)	2,933	—	(64,810)
Net change in unrealized appreciation (depreciation)(a)(b)	33,521	17,086	(56,514)	4,501	(106)	(1,512)
Purchases	7,713,491	7,248	3,233,480	1,999,662	—	12,953,881
Sales	(770,992)	(55,379)	(1,967,303)	(225,589)	—	(3,019,263)

Closing Balance, as of March 31, 2019	$6,979,699	$78,059	$6,050,273	$1,781,507	$(216)	$14,889,322

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2019(b)	$33,521	$17,086	$(72,319)	$4,501	$(106)	$(17,317)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (unaudited) March 31, 2019	BlackRock GNMA Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Non-Agency Mortgage-Backed Securities — 0.3%

Collateralized Mortgage Obligations — 0.3%
Seasoned Credit Risk Transfer Trust, Series 2018-4, Class MA, 3.50%, 03/25/58	USD	1,253	$1,273,026

Total Non-Agency Mortgage-Backed Securities — 0.3% (Cost: $1,223,999)			1,273,026

U.S. Government Sponsored Agency Securities — 176.9%

Collateralized Mortgage Obligations — 17.3%
Federal Home Loan Mortgage Corp.:
Series 3745, Class ZA, 4.00%, 10/15/40		346	368,125
Series 3780, Class ZA, 4.00%, 12/15/40		652	690,690
Series 3960, Class PL, 4.00%, 11/15/41		900	956,928
Series 4325, Class ZX, 4.50%, 04/15/44		2,370	2,632,798
Series 4384, Class LB, 3.50%, 08/15/43		1,500	1,540,213
Federal National Mortgage Association:
Series 1996-48, Class Z, 7.00%, 11/25/26		223	239,385
Series 2010-134, Class KZ, 4.50%, 12/25/40		474	502,320
Series 2010-141, Class LZ, 4.50%, 12/25/40		348	369,332
Series 2011-131, Class LZ, 4.50%, 12/25/41		314	333,394
Series 2011-8, Class ZA, 4.00%, 02/25/41		2,987	3,097,617
Series 2017-76, Class PB, 3.00%, 10/25/57		1,125	1,052,194
Federal National Mortgage Association Variable Rate Notes(a):
Series 2018-32, Class PS, (LIBOR USD 1 Month + 7.23%), 4.33%, 05/25/48		1,911	2,012,478
Series 2019-1, Class AF, (LIBOR USD 1 Month + 0.50%), 2.99%, 02/25/49		1,057	1,055,203
Government National Mortgage Association:
Series 2009-122, Class PY, 6.00%, 12/20/39		794	872,644
Series 2017-186, Class DT, 3.00%, 11/20/47		10,646	10,636,919
Series 2018-13, Class LQ, 3.00%, 01/20/48		2,200	2,077,342
Series 2018-51, Class QA, 3.50%, 04/20/48		9,685	9,946,319
Series 2019-5, Class P, 3.50%, 07/20/48		797	813,581
Government National Mortgage Association Variable Rate Notes:
Series 2009-31, Class PT, 3.70%, 05/20/39(b)		310	316,159
Series 2014-107, Class WX, 6.81%, 07/20/39(b)		1,515	1,702,020
Series 2015-103, Class B, 6.90%, 01/20/40(b)		6,907	7,728,234
Series 2015-187, Class C, 5.27%, 03/20/41(b)		11,389	12,719,209
Series 2015-55, Class A, 5.39%, 03/16/36(b)		11,222	12,258,894
Series 2018-164, Class AF, (LIBOR USD 1 Month + 0.40%), 2.89%, 12/20/48(a)		4,102	4,084,029

			78,006,027

Commercial Mortgage-Backed Securities — 2.8%
Federal Home Loan Mortgage Corp.:
Series K058, Class A2, 2.65%, 08/25/26		610	603,395
Series K079, Class A2, 3.93%, 06/25/28		1,780	1,918,431
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K087, Class A2, 3.77%, 12/25/28		1,334	1,419,944
Federal Home Loan Mortgage Corp. Variable Rate Notes(b):
Series 2019-SB60, Class A10F, 3.31%, 01/25/29		1,706	1,732,348
Series K082, Class A2, 3.92%, 09/25/28		330	355,827
Series K086, Class A2, 3.86%, 11/25/28		2,430	2,606,001
Federal National Mortgage Association ACES Variable Rate Notes(b):
Series 2017-M15, Class A2, 2.96%, 09/25/27		2,150	2,156,876
Series 2018-M7, Class A2, 3.05%, 03/25/28		475	477,264
Series 2019-M1, Class A2, 3.56%, 09/25/28		1,474	1,540,710

			12,810,796

Security		Par (000)	Value

Interest Only Collateralized Mortgage Obligations — 1.3%
Federal Home Loan Mortgage Corp.:
Series 4062, Class GI, 4.00%, 02/15/41	USD	136	$13,327
Series 4791, Class LI, 3.00%, 05/15/48		570	93,068
Federal Home Loan Mortgage Corp. Variable Rate Notes, Series 4611, Class BS, (LIBOR USD 1 Month + 6.10%), 3.62%, 06/15/41(a)		5,366	784,781
Federal National Mortgage Association:
Series 2014-68, Class YI, 4.50%, 11/25/44		205	40,131
Series 2018-21, 3.00%, 04/25/48		4,688	758,891
Series 2018-63, 3.00%, 09/25/48		868	150,101
Federal National Mortgage Association Variable Rate Notes(a):
Series 2011-100, Class S, (LIBOR USD 1 Month + 6.45%), 3.97%, 10/25/41		1,270	184,280
Series 2015-66, Class AS, (LIBOR USD 1 Month + 6.25%), 3.76%, 09/25/45		14,557	2,098,067
Series 2016-60, Class SD, (LIBOR USD 1 Month + 6.10%), 3.61%, 09/25/46		1,198	180,495
Series 2016-78, Class CS, (LIBOR USD 1 Month + 6.10%), 3.61%, 05/25/39		1,506	223,231
Series 2016-81, Class CS, (LIBOR USD 1 Month + 6.10%), 3.61%, 11/25/46		2,165	303,436
Series 2017-14, Class DS, (LIBOR USD 1 Month + 6.05%), 3.57%, 03/25/47		2,374	415,413
Series 2017-70, Class SA, (LIBOR USD 1 Month + 6.15%), 3.66%, 09/25/47		1,600	288,182
Government National Mortgage Association:
Series 2014-113, Class NI, 5.00%, 07/20/44		254	51,486
Series 2017-139, Class IB, 4.50%, 09/20/47		838	144,510
Series 2017-144, Class DI, 4.50%, 09/20/47		646	106,802
Series 2018-89, Class CI, 5.00%, 12/20/47		791	159,790

			5,995,991

Interest Only Commercial Mortgage-Backed Securities — 2.6%
Federal National Mortgage Association ACES Variable Rate Notes, Series 2015-M1, Class X2, 0.54%, 09/25/24(b)		42,352	1,024,735
Government National Mortgage Association Variable Rate Notes:
Series 2016-110, 1.03%, 05/16/58(b)		5,024	389,869
Series 2016-113, (LIBOR USD 1 Month + 0.00%), 1.18%, 02/16/58(a)		12,070	1,101,418
Series 2016-119, (LIBOR USD 1 Month + 0.00%), 1.12%, 04/16/58(a)		29,758	2,473,647
Series 2016-22, 0.77%, 11/16/55(b)		21,779	1,160,840
Series 2016-45, 1.01%, 02/16/58(b)		26,779	2,043,487
Series 2016-92, 1.01%, 04/16/58(b)		5,443	394,882
Series 2017-53, 0.69%, 11/16/56(b)		20,581	1,176,237
Series 2017-54, 0.65%, 12/16/58(b)		4,993	296,588
Series 2017-61, 0.77%, 05/16/59(b)		4,806	336,380
Series 2017-64, 0.72%, 11/16/57(b)		7,192	465,992
Series 2017-72, 0.68%, 04/16/57(b)		11,991	731,905

			11,595,980

Mortgage-Backed Securities — 152.9%
Federal Home Loan Mortgage Corp.:
3.00%, 06/01/35 - 07/01/35		1,721	1,741,175
3.00%, 04/15/49(c)		293	291,701
3.50%, 07/01/26 - 09/01/26		59	60,225
3.50%, 04/15/49(c)		1,694	1,718,257
4.00%, 04/01/19 - 05/01/26		267	275,525
5.00%, 05/01/35 - 12/01/38		112	120,639
5.65%, 05/01/37 - 12/01/37		1,030	1,104,374
5.75%, 08/01/37 - 04/01/38		1,633	1,751,125

46	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock GNMA Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Mortgage-Backed Securities (continued)
Federal Home Loan Mortgage Corp. (continued)
7.50%, 03/01/27	USD	—	(d)	$ 111
Federal National Mortgage Association:
2.50%, 04/25/34(c)		154		153,081
3.00%, 07/01/35 - 06/01/43		44,525		44,711,113
3.00%, 11/01/46(e)		36,314		36,214,445
3.00%, 04/25/49(c)		4,936		4,914,757
3.13%, 09/01/27		948		972,143
3.16%, 03/01/27		1,459		1,492,697
3.40%, 04/01/41		167		166,928
3.50%, 09/01/24 - 11/01/46		17,316		17,717,230
3.50%, 04/25/49(c)		819		830,101
4.00%, 07/01/43		4,064		4,244,889
4.45%, 03/01/36 - 06/01/36		814		832,979
4.94%, 01/01/35 - 05/01/35		189		192,045
5.00%, 01/01/21 - 04/01/36		2,018		2,164,147
5.20%, 08/01/34 - 09/01/34		288		293,846
5.25%, 07/01/37 - 09/01/37		1,665		1,754,116
5.50%, 12/01/32 - 04/01/35		147		160,729
5.54%, 01/01/35		77		78,713
5.75%, 04/01/37		677		725,720
5.80%, 07/01/34		49		50,031
5.94%, 09/01/34		79		81,163
6.50%, 09/01/28 - 08/01/35		2,662		2,933,994
Government National Mortgage Association:
2.50%, 04/15/49(c)		9,380		9,184,967
3.00%, 05/15/42 - 09/20/46		19,483		19,608,906
3.00%, 04/15/49(c)		56,475		56,717,666
3.50%, 04/15/41 - 02/15/45		88,728		90,993,495
3.50%, 07/20/43(f)		47,941		49,141,689
3.50%, 04/15/49(c)		28,805		29,427,796
4.00%, 10/20/41 - 12/20/47		50,419		52,428,758
4.00%, 04/15/49 - 05/15/49(c)		81,424		84,006,428
4.50%, 12/15/34 - 09/20/48		26,833		28,135,213
4.50%, 10/20/48(f)		24,955		25,937,125
4.50%, 04/15/49(c)		21,102		21,917,288
5.00%, 09/15/28 - 10/15/47		24,781		26,409,902
5.00%, 04/15/49 - 05/15/49(c)		31,100		32,478,900
5.30%, 12/15/36 - 04/15/37		415		439,661
5.50%, 03/15/32 - 12/15/34		9,397		10,299,335
5.64%, 02/15/37 - 06/15/37		2,437		2,635,549
5.65%, 05/20/37 - 02/20/38		1,490		1,578,449
5.75%, 08/20/37 - 04/20/38		750		790,179
5.80%, 11/15/36 - 03/15/37		2,162		2,324,418
6.00%, 03/20/28 - 01/15/39		11,886		13,061,155
6.50%, 09/20/27 - 10/20/40		4,856		5,414,222
7.00%, 03/20/24 - 05/20/27		22		23,477
7.50%, 04/20/23 - 10/20/25		3		3,100
8.00%, 05/15/21 - 05/15/30		62		64,484
8.50%, 10/15/19 - 02/15/25		22		22,586
9.00%, 10/15/19 - 10/15/21		7		7,531
9.50%, 09/15/20 - 09/15/22		6		5,821

				690,806,099

Total U.S. Government Sponsored Agency Securities — 176.9% (Cost: $800,822,857)				799,214,893

U.S. Treasury Obligations — 1.0%
U.S. Treasury Inflation Linked Notes, 0.63%, 04/15/23		4,459		4,489,662

Total U.S. Treasury Obligations — 1.0% (Cost: $4,407,257)				4,489,662

Total Long-Term Investments — 178.2% (Cost: $806,454,113)				804,977,581

Security	Shares	Value

Short-Term Securities — 1.7%

Money Market Funds — 0.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.37%(g)(i)	3,339,093	$3,339,093

Total Money Market Funds — 0.7% (Cost: $3,339,093)		3,339,093

	Par (000)

U.S. Treasury Obligations — 1.0%
U.S. Treasury Bills, 2.39%, 04/16/19(h)	4,410	4,405,649

Total U.S. Treasury Obligations — 1.0% (Cost: $4,405,606)		4,405,649

Total Short-Term Securities — 1.7% (Cost: $7,744,699)		7,744,742

Total Options Purchased — 0.0% (Cost: $172,999)		180,993

Total Investments Before Options Written and TBA Sale Commitments — 179.9% (Cost: $814,371,811)		812,903,316

Total Options Written — (0.0)% (Premium Received — $138,944)		(260,896)

TBA Sale Commitments — (34.8)%(c)

Mortgage-Backed Securities — (34.8)%
Federal Home Loan Mortgage Corp.,
3.50%, 04/15/49	1,694	(1,718,256)
Federal National Mortgage Association:
3.00%, 04/25/49	79,940	(79,595,632)
3.50%, 04/25/49	10,276	(10,415,282)
4.00%, 04/25/49	4,015	(4,129,837)
Government National Mortgage Association:
3.00%, 04/15/49	26,006	(26,117,745)
3.50%, 04/15/49	4,564	(4,662,786)
4.00%, 04/15/49	18,162	(18,751,910)
5.00%, 04/15/49	11,200	(11,700,678)

Total TBA Sale Commitments — (34.8)% (Proceeds: $155,376,605)		(157,092,126)

Total Investments Net of Options Written and TBA Sale Commitments — 145.1% (Cost: $658,856,262)		655,550,294

Liabilities in Excess of Other Assets — (45.1)%		(203,791,401)

Net Assets — 100.0%		$451,758,893

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)	Variable rate security. Rate shown is the rate in effect as of period end.
(c)	Represents or includes a TBA transaction.
(d)	Amount is less than $500.
(e)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.
(f)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(g)	Annualized 7-day yield as of period end.
(h)	Rates are discount rates or a range of discount rates as of period end.

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock GNMA Portfolio

(i)

During the six months ended March 31, 2019, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/18	Net Activity	Shares Held at 03/31/19	Value at 03/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	3,163,813	175,280	3,339,093	$3,339,093	$33,097	$—	$—

(a)	Includes net capital gain distributions, if applicable.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Citigroup Global Markets, Inc.	2.68%	03/11/19	04/10/19	$17,179,000	$17,203,299	U.S. Government Sponsored Agency Securities	Up to 30 days
Royal Bank of Canada	2.71%	03/11/19	04/10/19	34,159,000	34,207,857	U.S. Government Sponsored Agency Securities	Up to 30 days
Royal Bank of Canada	2.71%	03/11/19	04/10/19	47,455,000	47,522,873	U.S. Government Sponsored Agency Securities	Up to 30 days

				$98,793,000	$98,934,029

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury 2 Year Note	247	06/28/19	$52,634	$188,894
90-day Eurodollar	79	12/16/19	19,270	42,353

				231,247

Short Contracts
90-day Eurodollar	14	06/17/19	3,411	(309)
U.S. Treasury 10 Year Note	495	06/19/19	61,488	(465,222)
U.S. Treasury 10 Year Ultra Note	13	06/19/19	1,726	(37,471)
U.S. Treasury Long Bond	74	06/19/19	11,075	(318,351)
U.S. Treasury Ultra Bond	11	06/19/19	1,848	(74,556)
U.S. Treasury 5 Year Note	76	06/28/19	8,803	(78,880)
90-day Eurodollar	3	09/16/19	732	(554)
90-day Eurodollar	14	03/16/20	3,419	(20,610)
90-day Eurodollar	14	06/15/20	3,422	(21,893)
90-day Eurodollar	14	09/14/20	3,424	(27,431)
90-day Eurodollar	107	12/14/20	26,176	(90,760)
90-day Eurodollar	14	03/15/21	3,426	143

				(1,135,894)

				$(904,647)

48	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock GNMA Portfolio

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.50%	Semi-Annual	Citibank NA	06/12/19	2.50%	USD	9,800	$132,135

Put
5-Year Interest Rate Swap	2.72%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	02/03/20	2.72%	USD	5,500	16,220
10-Year Interest Rate Swap	3.20%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	02/20/20	3.20%	USD	6,700	16,319
10-Year Interest Rate Swap	3.20%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	02/20/20	3.20%	USD	6,700	16,319

										48,858

										$180,993

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
90-day Eurodollar March 2020 Futures	186	03/16/20	USD	98.00	USD	46,500	$(51,150)

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.85%	Semi-Annual	Barclays Bank plc	05/20/19	2.85%	USD	21,500	$(209,746)

Put
2-Year Interest Rate Swap	3.33%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	04/30/19	3.33%	USD	21,500	—

										$(209,746)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3.07%	Semi-Annual	3 month LIBOR	Quarterly	10/11/20	USD	16,350	$ (285,202)	$—	$(285,202)
3.05%	Semi-Annual	3 month LIBOR	Quarterly	10/15/20	USD	16,350	(279,660)	192	(279,852)
3.11%	Semi-Annual	3 month LIBOR	Quarterly	10/23/20	USD	16,350	(300,684)	—	(300,684)
3.06%	Semi-Annual	3 month LIBOR	Quarterly	10/25/20	USD	16,350	(284,032)	—	(284,032)
3 month LIBOR	Quarterly	2.63%	Semi-Annual	01/08/21	USD	24,400	77,307	—	77,307
2.90%	Semi-Annual	3 month LIBOR	Quarterly	03/04/21	USD	21,100	(202,351)	—	(202,351)
2.70%	Semi-Annual	3 month LIBOR	Quarterly	03/07/21	USD	23,200	(133,888)	—	(133,888)
2.66%	Semi-Annual	3 month LIBOR	Quarterly	02/06/23	USD	12,000	(159,232)	—	(159,232)
2.87%	Semi-Annual	3 month LIBOR	Quarterly	03/23/23	USD	9,600	(209,390)	—	(209,390)
3 month LIBOR	Quarterly	2.61%	Semi-Annual	02/07/24	USD	5,400	77,032	—	77,032
2.71%	Semi-Annual	3 month LIBOR	Quarterly	03/18/24	USD	13,300	(257,554)	—	(257,554)
3 month LIBOR	Quarterly	3.13%	Semi-Annual	05/22/28	USD	1,750	118,881	—	118,881
2.85%	Semi-Annual	3 month LIBOR	Quarterly	12/21/28	USD	2,000	(87,901)	—	(87,901)
2.64%	Semi-Annual	3 month LIBOR	Quarterly	03/14/29	USD	2,700	(49,720)	—	(49,720)

							$(1,976,394)	$192	$(1,976,586)

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock GNMA Portfolio

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
3 month LIBOR	London Interbank Offered Rate	2.60%

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$192	$—	$273,220	$(2,249,806)	$—
Options Written	N/A	N/A	46,624	(168,576)	(260,896)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts	$—	$—	$—	$—	$231,390	$—	$231,390
Net unrealized appreciation(a)
Options purchased
Investments at value — unaffiliated(b)	—	—	—	—	180,993	—	180,993
Swaps — centrally cleared
Net unrealized appreciation(a)	—	—	—	—	273,220	—	273,220

	$—	$—	$—	$—	$685,603	$—	$685,603

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$1,136,037	$—	$1,136,037
Options written
Options written, at value	—	—	—	—	260,896	—	260,896
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	2,249,806	—	2,249,806

	$—	$—	$—	$—	$3,646,739	$—	$3,646,739

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)	Includes options purchased at value as reported in the Schedule of Investments.

50	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock GNMA Portfolio

For the six month ended March 31, 2019, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(3,001,059)	$—	$(3,001,059)
Options purchased(a)	—	—	—	—	1,179	—	1,179
Options written	—	—	—	—	246,350	—	246,350
Swaps	—	—	—	—	416,843	—	416,843

	$—	$—	$—	$—	$2,336,687)	$—	$(2,336,687)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(1,610,596)	$—	$(1,610,596)
Options purchased(b)	—	—	—	—	19,418	—	19,418
Options written	—	—	—	—	(232,984)	—	(232,984)
Swaps	—	—	—	—	(2,263,190)	—	(2,263,190)

	$—	$—	$—	$—	$(4,087,352)	$—	$(4,087,352)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$43,383,053
Average notional value of contracts — short	135,896,759
Options:
Average value of option contracts purchased	—	(a)
Average value of option contracts written	25,575
Average notional value of swaption contracts purchased	14,350,000
Average notional value of swaption contracts written	84,400,000
Interest rate swaps:
Average notional value — pays fixed rate	119,150,000
Average notional value — receives fixed rate	16,650,000

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$235,833	$63,850
Options(a)	180,993	260,896
Swaps — Centrally cleared	129,536	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$546,362	$324,746
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(365,369)	(115,000)

Total derivative assets and liabilities subject to an MNA	$180,993	$209,746

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock GNMA Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Barclays Bank plc	$16,220	$(16,220)	$—	$—	$—
Citibank NA	164,773	—	—	—	164,773

	$180,993	$(16,220)	$—	$—	$164,773

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Barclays Bank plc	$209,746	$(16,220)	$—	$—	$193,526

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Non-Agency Mortgage-Backed Securities	$—	$1,273,026	$—	$1,273,026
U.S. Government Sponsored Agency Securities	—	799,214,893	—	799,214,893
U.S. Treasury Obligations	—	4,489,662	—	4,489,662
Short-Term Securities:
Money Market Funds	3,339,093	—	—	3,339,093
U.S. Treasury Obligations	—	4,405,649	—	4,405,649
Options Purchased:
Interest rate contracts	—	180,993	—	180,993
Liabilities:
TBA Sale Commitments	—	(157,092,126)	—	(157,092,126)

	$3,339,093	$652,472,097	$—	$655,811,190

Derivative Financial Instruments(a)
Assets:
Interest rate contracts	$231,390	$273,220	$—	$504,610
Liabilities:
Interest rate contracts	(1,187,187)	(2,459,552)	—	(3,646,739)

	$(955,797)	$(2,186,332)	$—	$(3,142,129)

(a)

Derivative financial instruments are swaps, futures contracts and options written. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, Reverse Repurchase Agreements of $98,934,029 are categorized as Level 2 within the disclosure hierarchy.

During the six months ended March 31, 2019, there were no transfers between levels.

See notes to financial statements.

52	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) March 31, 2019	BlackRock U.S. Government Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 1.8%(a)
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, (LIBOR USD 1 Month + 1.70%), 4.18%, 09/15/26(b)	USD	1,840	$1,854,266
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1LR, (LIBOR USD 3 Month + 1.20%), 3.88%, 08/15/30(b)		5,800	5,777,133
Progress Residential Trust:
Series 2015-SFR2, Class A, 2.74%, 06/12/32		2,161	2,146,705
Series 2017-SFR1, Class A, 2.77%, 08/17/34		977	968,358

Total Asset-Backed Securities — 1.8% (Cost: $10,777,041)			10,746,462

Foreign Agency Obligations — 0.1%

Mexico — 0.1%
Petroleos Mexicanos:
6.38%, 02/04/21		35	36,120
6.88%, 08/04/26		133	138,626
6.50%, 03/13/27		133	133,731
5.35%, 02/12/28		119	110,432
5.63%, 01/23/46		176	145,024
6.75%, 09/21/47		22	20,162

			584,095

Total Foreign Agency Obligations — 0.1% (Cost: $570,775)			584,095

Foreign Government Obligations — 1.4%

Colombia — 0.2%
Republic of Colombia, 7.00%, 06/30/32	COP	3,637,600	1,154,642

Indonesia — 0.4%
Republic of Indonesia:
8.25%, 05/15/29	IDR	26,564,000	1,945,580
8.38%, 03/15/34		2,433,000	175,171
8.38%, 04/15/39		2,167,000	154,840

			2,275,591

Mexico — 0.2%
United Mexican States:
7.50%, 06/03/27	MXN	12	60,045
8.50%, 05/31/29		111	583,917
7.75%, 11/23/34		28	139,878
10.00%, 11/20/36		20	118,513
5.75%, 10/12/2110	USD	114	116,850

			1,019,203

Oman — 0.0%
Oman Sovereign Sukuk SAOC, 5.93%, 10/31/25(a)		200	200,249

Qatar — 0.0%
State of Qatar, 4.82%, 03/14/49(a)		200	210,250

Russia — 0.3%
Russian Federation, 6.90%, 05/23/29	RUB	122,576	1,696,990

South Africa — 0.3%
Republic of South Africa:
6.25%, 03/31/36	ZAR	31,335	1,576,740
9.00%, 01/31/40		2,750	177,481
8.75%, 01/31/44		2,708	170,174
8.75%, 02/28/48		1,928	121,139

			2,045,534

Total Foreign Government Obligations — 1.4% (Cost: $8,738,425)			8,602,459

Security		Par (000)	Value

Non-Agency Mortgage-Backed Securities — 3.8%

Collateralized Mortgage Obligations — 0.5%
Seasoned Credit Risk Transfer Trust:
Series 2018-2, Class MA, 3.50%, 11/25/57	USD	1,251	$1,268,359
Series 2018-3, Class MA, 3.50%, 08/25/57		1,717	1,740,614

			3,008,973

Commercial Mortgage-Backed Securities — 2.9%
AREIT Trust, Series 2018-CRE1, Class A, 3.33%, 02/14/35(a)(c)(d)		995	984,789
BANK, Series 2019-BN16, Class A4, 4.01%, 02/15/52		1,676	1,779,019
Benchmark Mortgage Trust, Series 2019-B9, Class A5, 4.02%, 03/15/52		2,102	2,230,831
Commercial Mortgage Trust, Series 2017-PANW, Class A, 3.24%, 10/10/29(a)		4,050	4,081,551
CSAIL Commercial Mortgage Trust, Series 2019-C15, Class A4, 4.05%, 03/15/52		2,335	2,468,891
CSMC Trust, Series 2016-MFF, Class A, 4.08%, 11/15/33(a)(c)		478	480,175
LMREC, Inc., Series 2016-CRE2, Class A, 4.19%, 11/24/31(a)(c)		674	674,383
RAIT Trust, Series 2017-FL7, Class A, 3.43%, 06/15/37(a)(c)		705	701,371
Wells Fargo Commercial Mortgage Trust, Series 2019-C49, Class A5, 4.02%, 03/15/52		4,073	4,294,977

			17,695,987

Interest Only Commercial Mortgage-Backed Securities — 0.4%(c)
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XA, 1.73%, 05/10/58		7,467	688,976
Core Industrial Trust(a):
Series 2015-TEXW, Class XA, 0.77%, 02/10/34		28,981	541,024
Series 2015-WEST, Class XA, 0.93%, 02/10/37		14,427	705,047
CSAIL Commercial Mortgage Trust, Series 2018-C14, Class XA, 0.57%, 11/15/51		3,507	152,447

			2,087,494

Total Non-Agency Mortgage-Backed Securities — 3.8% (Cost: $22,638,930)			22,792,454

U.S. Government Sponsored Agency Securities — 68.7%

Agency Obligations — 0.7%
Federal Home Loan Bank, 4.00%, 04/10/28		4,100	4,487,083
Federal National Mortgage Association Variable Rate Notes, Series 1996-W1, Class AL, 7.25%, 03/25/26(e)		6	6,413

			4,493,496

Collateralized Mortgage Obligations — 2.3%
Federal National Mortgage Association:
Series 2011-8, Class ZA, 4.00%, 02/25/41		2,863	2,968,549
Series 2014-27, Class VC, 4.00%, 05/25/31		3,236	3,395,926
Series 2017-69, Class HA, 3.00%, 06/25/46		5,537	5,566,705
Government National Mortgage Association Variable Rate Notes, Series 2014-107, Class WX, 6.81%, 07/20/39(e)		1,474	1,655,476

			13,586,656

Commercial Mortgage-Backed Securities — 2.7%
Federal Home Loan Mortgage Corp.:
Series K058, Class A2, 2.65%, 08/25/26		775	766,609
Series K079, Class A2, 3.93%, 06/25/28		2,345	2,527,371

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock U.S. Government Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K087, Class A2, 3.77%, 12/25/28	USD	1,738	$1,849,972
Federal Home Loan Mortgage Corp. Variable Rate Notes(e):
Series 2019-SB60, Class A10F, 3.31%, 01/25/29		2,277	2,312,167
Series K082, Class A2, 3.92%, 09/25/28		440	474,436
Series K086, Class A2, 3.86%, 11/25/28		3,140	3,367,425
Federal National Mortgage Association ACES Variable Rate Notes(e):
Series 2017-M15, Class A2, 2.96%, 09/25/27		2,580	2,588,251
Series 2018-M7, Class A2, 3.05%, 03/25/28		620	622,955
Series 2019-M1, Class A2, 3.56%, 09/25/28		1,874	1,958,813

			16,467,999

Interest Only Commercial Mortgage-Backed Securities — 2.5%
Federal Home Loan Mortgage Corp. Variable Rate Notes, Series 2015-K718, Class X2A, 0.10%, 02/25/48(a)(e)		199,076	437,271
Federal National Mortgage Association ACES Variable Rate Notes, Series 2015-M1, Class X2, 0.54%, 09/25/24(e)		67,972	1,644,608
Government National Mortgage Association Variable Rate Notes:
Series 2005-50, 0.42%, 06/16/45(e)		1,889	14,696
Series 2005-9, 0.55%, 01/16/45(e)		3,714	50,080
Series 2006-30, 2.39%, 05/16/46(e)		1,157	66,919
Series 2016-113, (LIBOR USD 1 Month + 0.00%), 1.18%, 02/16/58(b)		15,405	1,405,831
Series 2016-119, (LIBOR USD 1 Month + 0.00%), 1.12%, 04/16/58(b)		37,729	3,136,231
Series 2016-22, 0.77%, 11/16/55(e)		25,455	1,356,784
Series 2016-45, 1.01%, 02/16/58(e)		33,881	2,585,494
Series 2016-92, 1.01%, 04/16/58(e)		7,061	512,262
Series 2017-30, 0.74%, 08/16/58(e)		7,053	434,939
Series 2017-44, 0.70%, 04/17/51(e)		7,175	415,337
Series 2017-53, 0.69%, 11/16/56(e)		19,808	1,132,059
Series 2017-54, 0.65%, 12/16/58(e)		1,738	103,244
Series 2017-61, 0.77%, 05/16/59(e)		4,869	340,833
Series 2017-64, 0.72%, 11/16/57(e)		8,374	542,560
Series 2017-72, 0.68%, 04/16/57(e)		12,675	773,636

			14,952,784

Mortgage-Backed Securities — 60.5%
Federal Home Loan Mortgage Corp.:
2.50%, 03/01/30 - 04/01/31		2,335	2,328,879
3.00%, 09/01/27 - 12/01/46		5,788	5,811,772
3.00%, 04/15/34(f)		2,067	2,086,940
3.50%, 04/15/34 - 04/15/49(f)		6,577	6,686,006
3.50%, 12/01/40 - 01/01/48		25,107	25,687,390
4.00%, 08/01/40 - 06/01/48		8,945	9,362,156
4.00%, 04/15/49(f)		5,272	5,426,762
4.50%, 02/01/39 - 08/01/48		4,189	4,440,152
4.50%, 04/15/49(f)		1,642	1,713,594
5.00%, 04/01/36 - 10/01/41		1,237	1,334,118
5.00%, 04/15/49(f)		415	439,446
5.50%, 06/01/41		1,244	1,363,874
Federal National Mortgage Association:
2.00%, 10/01/31 - 03/01/32		1,378	1,342,081
2.50%, 04/01/30 - 02/01/33		7,760	7,724,903
3.00%, 04/01/28 - 03/01/47		52,415	52,646,044
3.13%, 09/01/27		1,205	1,235,432

Security		Par (000)		Value

Mortgage-Backed Securities (continued)
Federal National Mortgage Association (continued)
3.16%, 03/01/27	USD	1,856		$1,898,873
3.50%, 11/01/28 - 01/01/48		39,378		40,298,530
3.50%, 04/25/34 - 04/25/49(f)		3,029		3,084,152
4.00%, 09/01/33 - 04/01/48		41,678		43,513,225
4.00%, 04/25/34 - 05/25/49(f)		1,055		1,086,085
4.50%, 02/01/25 - 12/01/48		20,228		21,475,855
4.50%, 04/25/49 - 05/25/49(f)		10,105		10,522,940
5.00%, 11/01/32 - 02/01/49		10,889		11,550,047
5.00%, 04/25/49(f)		922		974,741
5.50%, 02/01/35 - 04/01/41		3,787		4,134,160
6.00%, 05/01/33 - 06/01/41		3,429		3,776,685
6.50%, 05/01/40		771		881,026
Government National Mortgage Association:
3.00%, 02/15/45 - 12/20/46		17,579		17,688,649
3.00%, 04/15/49(f)		563		565,419
3.50%, 01/15/42 - 10/20/46		29,070		29,768,023
3.50%, 05/15/49(f)		3,500		3,573,076
4.00%, 04/20/39 - 01/15/48		3,825		3,974,736
4.00%, 04/15/49 - 05/15/49(f)		15,961		16,468,348
4.50%, 12/20/39 - 09/20/48		4,530		4,766,583
4.50%, 04/15/49(f)		8,002		8,310,983
5.00%, 12/15/38 - 07/20/41		2,977		3,187,703
5.00%, 04/15/49(f)		77		80,442
7.00%, 06/15/23 - 11/15/23		—	(g)	55
Universal Mortgage Backed Securities, 4.00%, 06/25/49(f)		2,042		2,097,055

				363,306,940

Total U.S. Government Sponsored Agency Securities — 68.7% (Cost: $413,289,694)				412,807,875

U.S. Treasury Obligations — 59.9%
U.S. Treasury Bonds:
4.25%, 05/15/39		2,055		2,569,232
4.50%, 08/15/39		1,996		2,577,101
4.38%, 11/15/39		2,003		2,545,218
3.13%, 02/15/43(h)		7,800		8,264,649
2.88%, 05/15/43 - 11/15/46		10,067		10,215,277
3.63%, 08/15/43		7,444		8,552,458
3.75%, 11/15/43		7,900		9,261,207
3.00%, 02/15/47		1,419		1,472,490
3.00%, 08/15/48(h)		10,690		11,065,820
U.S. Treasury Inflation Linked Notes, 0.63%, 04/15/23(h)		13,265		13,356,744
U.S. Treasury Notes:
1.25%, 08/31/19(h)		20,000		19,896,875
1.00%, 10/15/19(h)		20,000		19,842,969
1.63%, 06/30/20 - 10/31/23		36,000		35,461,035
2.63%, 08/31/20 - 05/15/21(h)		50,703		50,956,274
1.13%, 06/30/21		14,000		13,659,297
2.25%, 07/31/21 - 02/15/27		38,104		38,011,013
2.13%, 09/30/21(h)		14,000		13,954,062
1.88%, 04/30/22		14,000		13,849,062
2.75%, 08/31/23(h)		25,750		26,301,211
2.00%, 04/30/24 - 11/15/26		37,277		36,686,548
2.75%, 08/31/25		12,640		12,967,850
2.88%, 08/15/28		7,870		8,176,807

Total U.S. Treasury Obligations — 59.9% (Cost: $355,022,471)				359,643,199

Total Long-Term Investments — 135.7% (Cost: $811,037,336)				815,176,544

54	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock U.S. Government Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Short-Term Securities — 1.2%

Commercial Paper — 0.9%(i)
Macquarie Bank Ltd., 3.27%, 10/11/19	USD	5,200	$5,123,390

Total Commercial Paper — 0.9% (Cost: $5,111,348)			5,123,390

		Shares

Money Market Funds — 0.3%(j)(k)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.37%		1,907,371	1,907,371

Total Money Market Funds — 0.3% (Cost: $1,907,371)			1,907,371

Total Short-Term Securities — 1.2% (Cost: $7,018,719)			7,030,761

Total Options Purchased — 0.0% (Cost: $400,015)			87,099

Total Investments Before Options Written and TBA Sale Commitments — 136.9% (Cost: $818,456,070)			822,294,404

Total Options Written — (0.1)% (Premium Received — $386,547)			(549,477)

		Par (000)

TBA Sale Commitments — (27.5)%(f)

Mortgage-Backed Securities — (27.5)%
Federal Home Loan Mortgage Corp.:
3.50%, 04/15/34 - 04/15/49	USD	11,962	(12,148,115)
4.00%, 04/15/49		5,272	(5,426,762)
4.50%, 04/15/49		1,642	(1,713,594)
5.00%, 04/15/49		415	(439,446)
Federal National Mortgage Association:
2.00%, 04/25/34		1,366	(1,330,263)
2.50%, 04/25/34		2,959	(2,941,246)
3.00%, 04/25/34 - 04/25/49		20,908	(20,977,682)
3.50%, 04/25/34 - 04/25/49		35,059	(35,567,487)

		Par (000)	Value

TBA Sale Commitments (continued)

Mortgage-Backed Securities (continued)
Federal National Mortgage Association (continued)
4.00%, 04/25/34 - 04/25/49	USD	35,689	$(36,712,603)
4.50%, 04/25/34 - 04/25/49		12,270	(12,773,663)
5.00%, 04/25/49 - 05/25/49		1,415	(1,495,344)
5.50%, 04/25/49		2,704	(2,886,955)
6.00%, 04/25/49		2,510	(2,704,770)
Government National Mortgage Association:
3.00%, 04/15/49 - 05/15/49		14,454	(14,514,500)
3.50%, 04/15/49		6,578	(6,720,405)
4.00%, 04/15/49		1,370	(1,414,498)
4.50%, 04/15/49		4,195	(4,364,848)
Universal Mortgage Backed Securities, 3.00%, 06/25/49		1,061	(1,054,418)

Total TBA Sale Commitments — (27.5)% (Proceeds: $164,081,355)			(165,186,599)

Total Investments Net of Options Written and TBA Sale Commitments — 109.3% (Cost: $653,988,168)			656,558,328

Liabilities in Excess of Other Assets — (9.3)%			(55,727,273)

Net Assets — 100.0%			$600,831,055

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Variable rate security. Rate shown is the rate in effect as of period end.
(f)	Represents or includes a TBA transaction.
(g)	Amount is less than $500.
(h)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(i)	Rates are discount rates or a range of discount rates as of period end.
(j)	Annualized 7-day yield as of period end.

(k)

During the six months ended March 31, 2019, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/18	Net Activity	Shares Held at 03/31/19	Value at 03/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	6,255,598	(4,348,227)	1,907,371	$1,907,371	$43,374	$—	$—

(a)	Includes net capital gain distributions, if applicable.

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock U.S. Government Bond Portfolio

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Barclays Capital, Inc.	3.70%	03/29/19	04/01/19	$26,361,562	$26,369,690	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	3.75%	03/29/19	04/01/19	23,863,428	23,870,885	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith Inc.	3.60%	03/29/19	04/01/19	11,064,150	11,067,469	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith Inc.	3.60%	03/29/19	04/01/19	19,925,000	19,930,977	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith Inc.	3.60%	03/29/19	04/01/19	27,386,250	27,394,466	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith Inc.	3.60%	03/29/19	04/01/19	14,105,000	14,109,232	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith Inc.	3.60%	03/29/19	04/01/19	19,925,000	19,930,978	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith Inc.	3.60%	03/29/19	04/01/19	13,384,525	13,388,540	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith Inc.	3.60%	03/29/19	04/01/19	5,306,250	5,307,842	U.S. Treasury Obligations	Overnight

				$161,321,165	$161,370,079

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount(000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury 10 Year Note	264	06/19/19	$32,794	$8,757
U.S. Treasury Long Bond	71	06/19/19	10,626	308,756
U.S. Treasury 2 Year Note	419	06/28/19	89,286	363,078
U.S. Treasury 5 Year Note	277	06/28/19	32,084	220,503
90-day Eurodollar	353	12/16/19	86,106	182,838

				1,083,932

Short Contracts
U.S. Treasury 10 Year Ultra Note	48	06/19/19	6,374	(176,210)
U.S. Treasury Ultra Bond	13	06/19/19	2,184	(93,963)
90-day Eurodollar	353	12/14/20	86,357	(285,020)

				(555,193)

				$528,739

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	986,000	BRL	3,798,270	BNP Paribas SA	04/02/19	$15,902
USD	232,772	BRL	880,677	Goldman Sachs International	04/02/19	7,843
USD	160,000	BRL	615,896	JPMorgan Chase Bank NA	04/02/19	2,697
USD	58,000	COP	180,989,000	Natwest Markets plc	04/05/19	1,239
MXN	2,848,650	USD	146,000	Citibank NA	04/10/19	572
USD	73,000	CLP	48,036,190	BNP Paribas SA	04/10/19	2,410
USD	73,000	CLP	48,807,800	JPMorgan Chase Bank NA	04/10/19	1,276
IDR	1,310,360,543	USD	91,517	BNP Paribas SA	04/15/19	229
IDR	808,392,138	USD	56,484	Deutsche Bank AG	04/15/19	116
CAD	139,381	USD	104,000	Deutsche Bank AG	04/17/19	340
COP	189,344,900	USD	59,300	Standard Chartered Bank	04/17/19	38
MXN	1,157,816	USD	59,000	Citibank NA	04/17/19	506

56	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock U.S. Government Bond Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	1,149,308	USD	59,000	HSBC Bank plc	04/17/19	$69
MXN	569,995	USD	29,200	State Street Bank and Trust Co.	04/17/19	95
TRY	86,325	USD	15,000	Citibank NA	04/17/19	149
TRY	200,900	USD	35,000	JPMorgan Chase Bank NA	04/17/19	256
USD	22,000	ARS	952,600	BNP Paribas SA	04/17/19	458
USD	74,217	AUD	104,000	Goldman Sachs International	04/17/19	349
USD	104,000	CAD	138,300	Morgan Stanley & Co. International plc	04/17/19	469
USD	118,607	CLP	80,245,174	BNP Paribas SA	04/17/19	684
USD	59,300	COP	187,838,680	Natwest Markets plc	04/17/19	434
USD	89,410	MXN	1,710,771	Goldman Sachs International	04/17/19	1,485
USD	59,000	TRY	334,058	Citibank NA	04/17/19	376
ZAR	1,609,389	USD	111,000	Barclays Bank plc	04/17/19	339
ZAR	1,609,478	USD	111,000	Goldman Sachs International	04/17/19	345
USD	25,000	ARS	1,040,500	BNP Paribas SA	04/22/19	1,626
USD	584,100	BRL	2,259,328	BNP Paribas SA	05/03/19	8,208
USD	41,300	BRL	157,452	Citibank NA	05/03/19	1,166
USD	245,491	IDR	3,496,775,000	Bank of America NA	05/29/19	2,400
USD	167,881	IDR	2,382,735,567	Citibank NA	05/29/19	2,236
USD	100,863	IDR	1,436,285,000	Goldman Sachs International	05/29/19	1,014
USD	86,649	IDR	1,239,866,989	HSBC Bank plc	05/29/19	455
USD	67,677	IDR	967,640,000	Morgan Stanley & Co. International plc	05/29/19	407
USD	67,653	IDR	967,641,026	UBS AG	05/29/19	384
USD	448,276	COP	1,403,104,000	Credit Suisse International	05/30/19	9,591
USD	445,658	MXN	8,682,897	Barclays Bank plc	05/30/19	2,606
USD	467,679	ZAR	6,510,000	Deutsche Bank AG	05/30/19	19,707
AUD	90,000	USD	63,485	HSBC Bank plc	06/19/19	513
AUD	42,000	USD	29,751	Morgan Stanley & Co. International plc	06/19/19	115
CAD	1,215,000	NOK	7,778,187	BNP Paribas SA	06/19/19	6,411
CAD	115,725	NZD	125,000	Citibank NA	06/19/19	1,514
EUR	1,192,000	MXN	26,045,438	BNP Paribas SA	06/19/19	21,149
JPY	49,262,773	CAD	596,000	Morgan Stanley & Co. International plc	06/19/19	372
JPY	1,206,523	NZD	15,838	Citibank NA	06/19/19	151
JPY	11,806,617	SEK	972,000	JPMorgan Chase Bank NA	06/19/19	2,019
JPY	7,712,792	SEK	634,949	Morgan Stanley & Co. International plc	06/19/19	1,321
JPY	27,109,401	USD	245,000	Citibank NA	06/19/19	1,119
JPY	26,666,787	USD	241,000	Morgan Stanley & Co. International plc	06/19/19	1,100
NZD	715,000	USD	486,232	Citibank NA	06/19/19	1,425
USD	401,647	EUR	355,000	BNP Paribas SA	06/19/19	754
USD	486,000	JPY	53,120,358	Standard Chartered Bank	06/19/19	3,735
USD	596,000	MXN	11,639,880	Goldman Sachs International	06/19/19	3,872
USD	2,191,930	EUR	1,690,000	Deutsche Bank AG	12/13/19	254,930
USD	2,206,126	EUR	1,690,000	Deutsche Bank AG	02/25/20	257,874
JPY	225,690,000	USD	2,091,271	JPMorgan Chase Bank NA	03/16/20	2,219
USD	2,252,845	JPY	225,690,000	HSBC Bank plc	03/16/20	159,353

						808,422

BRL	2,667,938	USD	691,100	BNP Paribas SA	04/02/19	(9,696)
BRL	222,896	USD	59,000	Goldman Sachs International	04/02/19	(2,071)
BRL	444,130	USD	115,000	HSBC Bank plc	04/02/19	(1,567)
BRL	1,920,060	USD	513,672	UBS AG	04/02/19	(23,279)
COP	180,148,000	USD	58,000	Citibank NA	04/05/19	(1,502)
CLP	156,904,383	USD	235,000	Natwest Markets plc	04/10/19	(4,426)
USD	146,000	MXN	2,847,102	HSBC Bank plc	04/10/19	(492)
MXN	4,304,110	USD	222,376	HSBC Bank plc	04/15/19	(1,094)
CLP	40,758,000	USD	60,000	BNP Paribas SA	04/17/19	(105)
CLP	39,131,750	USD	59,000	Citibank NA	04/17/19	(1,495)
COP	237,450,000	USD	75,000	Natwest Markets plc	04/17/19	(586)
MXN	3,493,165	USD	180,000	Citibank NA	04/17/19	(468)
MXN	1,431,671	USD	74,000	HSBC Bank plc	04/17/19	(419)
TRY	336,005	USD	59,000	BNP Paribas SA	04/17/19	(34)
USD	147,875	IDR	2,129,916,709	Bank of America NA	04/17/19	(1,213)

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock U.S. Government Bond Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	74,501	IDR	1,076,543,207	Citibank NA	04/17/19	$(853)
USD	59,300	MXN	1,169,402	Citibank NA	04/17/19	(802)
USD	119,000	TRY	682,441	BNP Paribas SA	04/17/19	(763)
USD	193,500	ZAR	2,822,958	BNP Paribas SA	04/17/19	(1,795)
ZAR	4,838,863	USD	335,877	BNP Paribas SA	04/17/19	(1,121)
ZAR	1,278,565	USD	89,000	Citibank NA	04/17/19	(548)
ZAR	680,445	USD	47,123	Morgan Stanley & Co. International plc	04/17/19	(49)
ARS	1,057,500	USD	25,000	BNP Paribas SA	04/22/19	(1,244)
ARS	1,196,250	USD	29,000	Natwest Markets plc	04/25/19	(2,234)
BRL	1,023,095	USD	264,000	BNP Paribas SA	05/03/19	(3,218)
BRL	458,308	USD	119,000	Goldman Sachs International	05/03/19	(2,179)
USD	59,300	BRL	236,726	Goldman Sachs International	05/03/19	(1,040)
USD	35,000	TRY	209,650	BNP Paribas SA	05/28/19	(559)
IDR	893,527,783	USD	62,867	Bank of America NA	05/29/19	(750)
IDR	1,489,207,784	USD	104,527	JPMorgan Chase Bank NA	05/29/19	(1,000)
ARS	3,039,100	USD	73,000	BNP Paribas SA	05/30/19	(8,085)
ARS	1,675,200	USD	40,000	Deutsche Bank AG	05/30/19	(4,218)
COP	477,370,000	USD	151,498	Credit Suisse International	05/30/19	(2,247)
COP	627,569,000	USD	199,325	JPMorgan Chase Bank NA	05/30/19	(3,114)
COP	298,165,000	USD	94,686	UBS AG	05/30/19	(1,463)
MXN	3,092,595	USD	158,401	Barclays Bank plc	05/30/19	(598)
ZAR	3,054,979	USD	212,765	Bank of America NA	05/30/19	(2,542)
USD	15,000	TRY	90,525	Citibank NA	06/17/19	(141)
USD	35,000	TRY	210,700	JPMorgan Chase Bank NA	06/17/19	(241)
ARS	672,075	USD	14,500	BNP Paribas SA	06/18/19	(513)
ARS	2,611,700	USD	59,000	BNP Paribas SA	06/19/19	(4,723)
AUD	517,000	USD	367,776	HSBC Bank plc	06/19/19	(142)
BRL	6,684,194	USD	1,739,000	JPMorgan Chase Bank NA	06/19/19	(41,679)
EUR	355,000	USD	406,546	Morgan Stanley & Co. International plc	06/19/19	(5,653)
IDR	2,136,915,000	USD	148,500	Bank of America NA	06/19/19	(328)
IDR	2,126,520,000	USD	148,500	JPMorgan Chase Bank NA	06/19/19	(1,049)
MXN	26,110,352	EUR	1,192,000	JPMorgan Chase Bank NA	06/19/19	(17,847)
MXN	11,560,016	USD	596,000	Citibank NA	06/19/19	(7,934)
NOK	7,804,005	CAD	1,215,000	Toronto Dominion Bank	06/19/19	(3,408)
NZD	125,000	CAD	115,571	Goldman Sachs International	06/19/19	(1,399)
NZD	15,838	JPY	1,191,799	Bank of America NA	06/19/19	(18)
SEK	1,606,949	JPY	19,363,900	Citibank NA	06/19/19	(1,929)
USD	430,807	AUD	607,000	Deutsche Bank AG	06/19/19	(825)
USD	29,663	AUD	42,000	Goldman Sachs International	06/19/19	(203)
USD	487,443	NZD	715,000	Goldman Sachs International	06/19/19	(214)
EUR	1,690,000	USD	2,067,749	JPMorgan Chase Bank NA	12/13/19	(130,748)
EUR	1,690,000	USD	2,082,663	JPMorgan Chase Bank NA	02/25/20	(134,411)

						(442,274)

	Net Unrealized Appreciation					$366,148

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
U.S. Treasury 10 Year Note	173	04/26/19	USD	122.00	USD	17,300	$5,406
U.S. Treasury 10 Year Note	352	04/26/19	USD	122.50	USD	35,200	16,500

							$21,906

58	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock U.S. Government Bond Portfolio

OTC Currency Options Purchased

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
USD Currency	BNP Paribas SA	04/26/19	ZAR	14.40	USD	90	$1,195

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency
Put
10-Year Interest Rate Swap	3.77%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	04/24/19	3.77%	USD	2,135	$—
5-Year Interest Rate Swap	2.72%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	02/03/20	2.72%	USD	7,000	20,644
10-Year Interest Rate Swap	3.20%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	02/20/20	3.20%	USD	8,900	21,677
10-Year Interest Rate Swap	3.20%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	02/20/20	3.20%	USD	8,900	21,677

										$63,998

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
90-day Eurodollar March 2020 Futures	249	03/16/20	USD	98.00	USD	62,250	$(68,475)

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.85%	Semi-Annual	Barclays Bank plc	05/20/19	2.85%	USD	29,000	$(282,917)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.38%	Semi-Annual	Citibank NA	03/27/20	2.38%	USD	2,395	(44,232)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.42%	Semi-Annual	Barclays Bank plc	03/30/20	2.42%	USD	2,395	(47,782)

										(374,931)

Put
2-Year Interest Rate Swap	3.33%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	04/30/19	3.33%	USD	29,000	—
10-Year Interest Rate Swap	2.38%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	03/27/20	2.38%	USD	2,395	(54,843)
10-Year Interest Rate Swap	2.42%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	03/30/20	2.42%	USD	2,395	(51,228)

										(106,071)

										$(481,002)

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
3.41%	At Termination	UK Retail Price Index All Items Monthly	At Termination	03/15/24	GBP	6,556	$34,055	$—	$34,055
Eurostat HICP Ex. Tobacco All Items Monthly	At Termination	1.11%	At Termination	03/15/24	EUR	9,526	67,272	—	67,272
UK Retail Price Index All Items Monthly	At Termination	3.44%	At Termination	03/15/24	GBP	1,988	(5,699)	—	(5,699)
1.30%	At Termination	Eurostat HICP Ex. Tobacco All Items Monthly	At Termination	03/15/29	EUR	9,526	(149,105)	—	(149,105)
UK Retail Price Index All Items Monthly	At Termination	3.49%	At Termination	03/15/29	GBP	6,556	(29,132)	—	(29,132)

							$(82,609)	$—	$(82,609)

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock U.S. Government Bond Portfolio

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
0.99%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		03/20/20	GBP	22,395	$(11,776)	$—	$(11,776)
28 day MXIBTIIE	Monthly	8.21%	Monthly	N/A		10/07/20	MXN	15,001	653	—	653
1.37%	Semi-Annual	3 month LIBOR	Quarterly	N/A		11/30/20	USD	10,970	165,200	—	165,200
3 month LIBOR	Quarterly	2.63%	Semi-Annual	N/A		01/08/21	USD	31,000	98,217	—	98,217
2.90%	Semi-Annual	3 month LIBOR	Quarterly	N/A		03/04/21	USD	28,900	(277,153)	—	(277,153)
2.70%	Semi-Annual	3 month LIBOR	Quarterly	N/A		03/07/21	USD	31,300	(180,633)	—	(180,633)
2.33%	Semi-Annual	3 month LIBOR	Quarterly	N/A		03/29/21	USD	1,890	2,261	—	2,261
2.35%	Semi-Annual	3 month LIBOR	Quarterly	04/01/19	(a)	04/01/21	USD	942	641	—	641
3 month LIBOR	Quarterly	2.39%	Semi-Annual	04/02/19	(a)	04/02/21	USD	2,340	—	—	—
3 month BA	Semi-Annual	1.81%	Semi-Annual	03/22/21	(a)	03/22/22	CAD	41,725	(10,478)	—	(10,478)
6 month LIBOR	Semi-Annual	1.25%	Semi-Annual	03/22/21	(a)	03/22/22	GBP	23,325	58,849	—	58,849
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	4,224	5,106	—	5,106
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	3,205	3,848	—	3,848
2.50%	Semi-Annual	3 month LIBOR	Quarterly	N/A		01/29/23	USD	11,601	(82,954)	—	(82,954)
28 day MXIBTIIE	Monthly	8.39%	Monthly	N/A		01/18/24	MXN	7,223	8,791	—	8,791
28 day MXIBTIIE	Monthly	8.13%	Monthly	N/A		02/02/24	MXN	3,790	2,481	—	2,481
28 day MXIBTIIE	Monthly	8.14%	Monthly	N/A		02/05/24	MXN	2,724	1,848	—	1,848
3 month LIBOR	Quarterly	2.61%	Semi-Annual	N/A		02/07/24	USD	7,000	99,857	—	99,857
2.71%	Semi-Annual	3 month LIBOR	Quarterly	N/A		03/18/24	USD	17,400	(336,949)	—	(336,949)
3 month LIBOR	Quarterly	2.13%	Semi-Annual	N/A		08/25/25	USD	130	(1,576)	—	(1,576)
3.04%	Semi-Annual	3 month LIBOR	Quarterly	N/A		08/31/25	USD	18,200	(789,853)	—	(789,853)
3.07%	Semi-Annual	3 month LIBOR	Quarterly	N/A		08/31/25	USD	30,810	(1,395,329)	—	(1,395,329)
2.85%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/21/28	USD	2,600	(114,273)	—	(114,273)
2.85%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/24/28	USD	136	(6,069)	—	(6,069)
2.72%	Semi-Annual	3 month LIBOR	Quarterly	N/A		01/08/29	USD	781	(19,527)	—	(19,527)
3 month LIBOR	Quarterly	2.69%	Semi-Annual	N/A		01/08/29	USD	1,392	31,540	—	31,540
2.81%	Semi-Annual	3 month LIBOR	Quarterly	N/A		01/29/29	USD	113	(3,778)	—	(3,778)
2.76%	Semi-Annual	3 month LIBOR	Quarterly	N/A		01/31/29	USD	124	(3,655)	—	(3,655)
3 month LIBOR	Quarterly	2.69%	Semi-Annual	N/A		02/26/29	USD	587	13,434	—	13,434
3 month LIBOR	Quarterly	2.64%	Semi-Annual	N/A		03/19/29	USD	638	11,715	—	11,715
2.56%	Semi-Annual	3 month LIBOR	Quarterly	N/A		03/22/29	USD	340	(3,772)	—	(3,772)
3 month LIBOR	Quarterly	2.45%	Semi-Annual	N/A		03/26/29	USD	310	314	—	314
2.42%	Semi-Annual	3 month LIBOR	Quarterly	04/02/19	(a)	04/02/29	USD	309	—	—	—
3 month LIBOR	Quarterly	3.35%	Semi-Annual	04/26/19	(a)	04/26/29	USD	346	28,281	—	28,281
3.23%	Semi-Annual	3 month LIBOR	Quarterly	04/26/19	(a)	04/26/29	USD	119	(8,490)	—	(8,490)
3.26%	Semi-Annual	3 month LIBOR	Quarterly	04/26/19	(a)	04/26/29	USD	490	(36,364)	—	(36,364)
2.93%	Semi-Annual	3 month LIBOR	Quarterly	06/12/19	(a)	06/12/29	USD	565	(24,983)	—	(24,983)

									$(2,774,576)	$—	$(2,774,576)

(a)	Forward swap.

60	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock U.S. Government Bond Portfolio

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of Colombia	1.00%	Quarterly	Citibank NA	06/20/24	USD	538	$2,008	$5,293	$(3,285)
Republic of South Africa	1.00%	Quarterly	Goldman Sachs International	06/20/24	USD	691	31,954	30,665	1,289
Republic of the Philippines	1.00%	Quarterly	Citibank NA	06/20/24	USD	430	(8,489)	(6,817)	(1,672)
United Mexican States	1.00%	Quarterly	Citibank NA	06/20/24	USD	1,116	10,593	19,609	(9,016)
United Mexican States	1.00%	Quarterly	Citibank NA	06/20/24	USD	161	1,528	2,829	(1,301)

							$37,594	$51,579	$(13,985)

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1 day BZDIOVER	At Termination	8.27%	At Termination	JPMorgan Chase Bank NA	01/02/23	BRL	1,367	$2,123	$—	$2,123
1 day BZDIOVER	At Termination	8.35%	At Termination	Goldman Sachs International	01/02/23	BRL	1,303	2,932	—	2,932
1 day BZDIOVER	At Termination	8.53%	At Termination	Citibank NA	01/02/23	BRL	2,380	12,975	—	12,975
1 day BZDIOVER	At Termination	8.49%	At Termination	Citibank NA	01/02/25	BRL	4,224	(40)	—	(40)
1 day BZDIOVER	At Termination	8.56%	At Termination	BNP Paribas SA	01/02/25	BRL	2,116	1,183	—	1,183
6.31%	Monthly	28 day MXIBTIIE	Monthly	Deutsche Bank AG	08/11/25	MXN	7,502	31,532	—	31,532

								$50,705	$—	$50,705

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 day BZDIOVER	Overnight Brazil CETIP — Interbank Rate	0.25%
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	8.52
3 month BA	3 month Canadian Bankers Acceptances	2.02
3 month LIBOR	London Interbank Offered Rate	2.60
6 month LIBOR GBP	London Interbank Offered Rate	0.95

Balances reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$—	$—	$634,363	$(3,491,548)	$—
OTC Swaps	58,396	(6,817)	52,034	(15,314)	—
Options Written	N/A	N/A	70,654	(233,584)	(549,477)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock U.S. Government Bond Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$1,083,932	$—	$1,083,932
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	808,422	—	—	808,422
Options purchased
Investments at value — unaffiliated(b)	—	—	—	1,195	85,904	—	87,099
Swaps — centrally cleared
Net unrealized appreciation(a)	—	—	—	—	533,036	101,327	634,363
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	59,685	—	—	50,745	—	110,430

	$—	$59,685	$—	$809,617	$1,753,617	$101,327	$2,724,246

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$555,193	$—	$555,193
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	442,274	—	—	442,274
Options written
Options written at value	—	—	—	—	549,477	—	549,477
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	3,307,612	183,936	3,491,548
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	22,091	—	—	40	—	22,131

	$—	$22,091	$—	$442,274	$4,412,322	$183,936	$5,060,623

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the six month ended March 31, 2019, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$803,757	$—	$803,757
Forward foreign currency exchange contracts	—	—	—	106,522	—	—	106,522
Options purchased(a)	—	—	—	(15,954)	137,070	—	121,116
Options written	—	—	—	—	219,132	—	219,132
Swaps	—	(10,849)	—	2,016	(290,448)	38,598	(260,683)

	$—	$(10,849)	$—	$92,584	$869,511	$38,598	$989,844

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$984,224	$—	$984,224
Forward foreign currency exchange contracts	—	—	—	(310,418)	—	—	(310,418)
Options purchased(b)	—	—	—	22,059	(142,672)	—	(120,613)
Options written	—	—	—	—	(207,780)	—	(207,780)
Swaps	—	(3,851)	—	—	(3,352,183)	(86,102)	(3,442,136)

	$—	$(3,851)	$—	$(288,359)	$(2,718,411)	$(86,102)	$(3,096,723)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

62	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock U.S. Government Bond Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$196,883,177
Average notional value of contracts — short	78,115,274
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	27,728,560
Average amounts sold — in USD	22,588,448
Options:
Average value of option contracts purchased	11,551
Average value of option contracts written	34,238
Average notional value of swaption contracts purchased	55,201,000
Average notional value of swaption contracts written	182,000,000
Credit default swaps:
Average notional value — buy protection	2,845,863
Interest rate swaps:
Average notional value — pays fixed rate	237,293,154
Average notional value — receives fixed rate	110,938,607
Currency swaps:
Average notional value — pays	22,091
Average notional value — receives	21,838
Inflation swaps:
Average notional value — pays fixed rate	9,611,924
Average notional value — receives fixed rate	12,076,267

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$108,790	$279,484
Forward foreign currency exchange contracts	808,422	442,274
Options(a)	87,099	549,477
Swaps — Centrally cleared	211,858	—
Swaps — OTC(b)	110,430	22,131

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,326,599	$1,293,366
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(342,554)	(347,959)

Total derivative assets and liabilities subject to an MNA	$984,045	$945,407

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock U.S. Government Bond Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)(d)
Bank of America NA	$2,400	$(2,400)	$—	$—	$—
Barclays Bank plc	23,589	(23,589)	—	—	—
BNP Paribas SA	60,209	(31,856)	—	—	28,353
Citibank NA	93,274	(93,274)	—	—	—
Credit Suisse International	9,591	(2,247)	—	—	7,344
Deutsche Bank AG	564,499	(5,043)	—	—	559,456
Goldman Sachs International	49,794	(7,106)	—	—	42,688
HSBC Bank plc	160,390	(3,714)	—	—	156,676
JPMorgan Chase Bank NA	10,590	(10,590)	—	—	—
Morgan Stanley & Co. International plc	3,784	(3,784)	—	—	—
Natwest Markets plc	1,673	(1,673)	—	—	—
Standard Chartered Bank	3,773	—	—	—	3,773
State Street Bank and Trust Co.	95	—	—	—	95
UBS AG	384	(384)	—	—	—

	$984,045	$(185,660)	$—	$—	$798,385

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)(d)
Bank of America NA	$4,851	$(2,400)	$—	$—	$2,451
Barclays Bank plc	382,525	(23,589)	—	—	358,936
BNP Paribas SA	31,856	(31,856)	—	—	—
Citibank NA	136,878	(93,274)	—	—	43,604
Credit Suisse International	2,247	(2,247)	—	—	—
Deutsche Bank AG	5,043	(5,043)	—	—	—
Goldman Sachs International	7,106	(7,106)	—	—	—
HSBC Bank plc	3,714	(3,714)	—	—	—
JPMorgan Chase Bank NA	330,089	(10,590)	—	—	319,499
Morgan Stanley & Co. International plc	5,702	(3,784)	—	—	1,918
Natwest Markets plc	7,246	(1,673)	—	—	5,573
Toronto Dominion Bank	3,408	—	—	—	3,408
UBS AG	24,742	(384)	—	—	24,358

	$945,407	$(185,660)	$—	$—	$759,747

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

64	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock U.S. Government Bond Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$10,746,462	$—	$10,746,462
Foreign Agency Obligations	—	584,095	—	584,095
Foreign Government Obligations	—	8,602,459	—	8,602,459
Non-Agency Mortgage-Backed Securities	—	21,807,665	984,789	22,792,454
U.S. Government Sponsored Agency Securities	—	412,807,875	—	412,807,875
U.S. Treasury Obligations	—	359,643,199	—	359,643,199
Short-Term Securities:
Commercial Paper	—	5,123,390	—	5,123,390
Money Market Funds	1,907,371	—	—	1,907,371
Options Purchased:
Foreign currency exchange contracts	—	1,195	—	1,195
Interest rate contracts	21,906	63,998	—	85,904
Liabilities:
TBA Sale Commitments	—	(165,186,599)	—	(165,186,599)

	$1,929,277	$654,193,739	$984,789	$657,107,805

Derivative Financial Instruments(a)
Assets:
Credit contracts	$—	$1,289	$—	$1,289
Foreign currency exchange contracts	—	808,422	—	808,422
Interest rate contracts	1,083,932	583,781	—	1,667,713
Other contracts	—	101,327	—	101,327
Liabilities:
Credit contracts	—	(15,274)	—	(15,274)
Foreign currency exchange contracts	—	(442,274)	—	(442,274)
Interest rate contracts	(623,668)	(3,788,654)	—	(4,412,322)
Other contracts	—	(183,936)	—	(183,936)

	$460,264	$(2,935,319)	$—	$(2,475,055)

(a)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statements purposes. As of period end, reverse repurchase agreements of $161,370,079 are categorized as Level 2 within the disclosure hierarchy.

During the six months ended March 31, 2019, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	65

Statements of Assets and Liabilities  (unaudited)

March 31, 2019

	BlackRock Credit Strategies Income Fund	BlackRock GNMA Portfolio	BlackRock U.S. Government Bond Portfolio

ASSETS
Investments at value — unaffiliated(a)	$723,110,447	$809,564,223	$820,387,033
Investments at value — affiliated(b)	92,319,141	3,339,093	1,907,371
Cash	—	7,379	181,757
Cash pledged:
Collateral — OTC derivatives	200,000	—	—
Collateral — TBA commitments	—	—	240,000
Futures contracts	719,984	1,031,310	895,650
Centrally cleared swaps	5,000	794,000	1,878,560
Foreign currency at value(c)	1,144,963	—	1,300,473
Receivables:
Investments sold	6,217,269	106,183,222	50,930,781
Swaps	—	—	18,223
TBA sale commitments	—	155,376,605	164,081,355
Capital shares sold	6,128,934	1,505,449	2,294,694
Dividends — affiliated	159,959	5,232	5,877
Dividends — unaffiliated	3,412	22	192
Interest — unaffiliated	6,855,851	2,480,611	3,449,784
From the Manager	30,422	28,458	71,666
Variation margin on futures contracts	176,330	235,833	108,790
Variation margin on centrally cleared swaps	210	129,536	211,858
Swap premiums paid	45,773	—	58,396
Unrealized appreciation on:
Forward foreign currency exchange contracts	444,992	—	808,422
OTC swaps	4,545	—	52,034
Prepaid expenses	96,073	50,024	81,020

Total assets	837,663,305	1,080,730,997	1,048,963,936

LIABILITIES
Bank overdraft	142,310	—	—
Cash received:
Collateral — OTC derivatives	320,000	—	840,000
Collateral — TBA commitments	—	497,000	—
Options written at value(d)	23,037	260,896	549,477
TBA sale commitments at value(e)	—	157,092,126	165,186,599
Reverse repurchase agreements at value	—	98,934,029	161,370,079
Payables:
Investments purchased	31,972,693	369,959,835	114,236,649
Administration fees	27,402	6,504	10,297
Capital shares redeemed	4,092,553	1,291,991	3,631,537
Custodian fees	51,136	28,675	45,442
Income dividend distributions	364,724	345,470	714,332
Investment advisory fees	279,201	88,331	140,548
Trustees’ and Officer’s fees	4,772	6,462	6,373
Professional fees	89,026	62,894	79,124
Service and distribution fees	42,713	59,899	121,635
Transfer agent fees	206,353	173,345	284,362
Other accrued expenses	328,492	100,797	172,538
Variation margin on futures contracts	315,321	63,850	279,484
Swap premiums received	114,984	—	6,817
Unrealized depreciation on:
Forward foreign currency exchange contracts	5,118	—	442,274
OTC swaps	130,375	—	15,314
Unfunded floating rate loan interests	216	—	—

Total liabilities	38,510,426	628,972,104	448,132,881

NET ASSETS	$799,152,879	$451,758,893	$600,831,055

NET ASSETS CONSIST OF
Paid-in capital	$806,984,960	$527,484,872	$658,376,639
Accumulated loss	(7,832,081)	(75,725,979)	(57,545,584)

NET ASSETS	$799,152,879	$451,758,893	$600,831,055

(a) Investments at cost — unaffiliated	$722,970,184	$811,032,718	$816,548,699
(b) Investments at cost — affiliated	$92,012,688	$3,339,093	$1,907,371
(c) Foreign currency at cost	$1,145,255	$—	$1,312,891
(d) Premiums received	$175,451	$138,944	$386,547
(e) Proceeds from TBA sale commitments	$—	$155,376,605	$164,081,355

See notes to financial statements.

66	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited) (continued)

March 31, 2019

	BlackRock Credit Strategies Income Fund	BlackRock GNMA Portfolio	BlackRock U.S. Government Bond Portfolio

NET ASSET VALUE

Institutional
Net assets	$639,703,997	$246,261,260	$183,149,525

Share outstanding(a)	63,434,740	26,566,440	17,768,936

Net asset value	$10.08	$9.27	$10.31

Service
Net assets	$—	$7,251,089	$3,940,184

Share outstanding(a)	—	783,528	382,477

Net asset value	$—	$9.25	$10.30

Investor A
Net assets	$80,830,828	$128,583,795	$351,425,932

Share outstanding(a)	8,016,523	13,813,350	34,017,252

Net asset value	$10.08	$9.31	$10.33

Investor C
Net assets	$30,108,560	$32,318,742	$30,836,933

Share outstanding(a)	2,985,242	3,487,390	2,989,254

Net asset value	$10.09	$9.27	$10.32

Investor C1
Net assets	$—	$—	$12,327,063

Share outstanding(a)	—	—	1,195,128

Net asset value	$—	$—	$10.31

Class K
Net assets	$48,509,494	$37,344,007	$2,077,040

Share outstanding(a)	4,811,088	4,041,988	201,491

Net asset value	$10.08	$9.24	$10.31

Class R
Net assets	$—	$—	$17,074,378

Share outstanding(a)	—	—	1,652,958

Net asset value	$—	$—	$10.33

(a)	Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Operations  (unaudited)

Six Months Ended March 31, 2019

	BlackRock Credit Strategies Income Fund	BlackRock GNMA Portfolio	BlackRock U.S. Government Bond Portfolio

INVESTMENT INCOME
Dividends — affiliated	$809,405	$33,097	$43,374
Dividends — unaffiliated	314,085	502	2,009
Interest — unaffiliated	16,936,003	9,139,395	10,777,123
Foreign taxes withheld	(4,227)	—	(9,726)

Total investment income	18,055,266	9,172,994	10,812,780

EXPENSES
Investment advisory	1,696,017	748,590	1,136,141
Transfer agent — class specific	300,820	276,508	560,930
Service and distribution — class specific	241,124	349,729	698,555
Accounting services	206,004	36,082	55,011
Administration	141,916	93,575	122,762
Registration	72,668	58,911	68,878
Administration — class specific	67,833	44,032	58,259
Professional	57,131	51,590	49,612
Custodian	46,749	18,365	30,671
Board realignment and consolidation	38,034	49,383	67,830
Printing	24,629	19,121	22,799
Trustees and Officer	9,585	9,059	9,866
Offering	—	—	14,407
Miscellaneous	91,304	26,264	37,500

Total expenses excluding interest expense	2,993,814	1,781,209	2,933,221
Interest expense	—	1,459,714	1,807,309

Total expenses	2,993,814	3,240,923	4,740,530
Less:
Fees waived and/or reimbursed by the Manager	(425,661)	(295,840)	(470,170)
Transfer agent fees waived and/or reimbursed — class specific	(163,714)	(174,412)	(395,813)
Administration fees waived — class specific	(67,833)	(44,032)	(58,259)

Total expenses after fees waived and/or reimbursed	2,336,606	2,726,639	3,816,288

Net investment income	15,718,660	6,446,355	6,996,492

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(20,767)	—	—
Investments — unaffiliated	(7,933,646)	509,080	(2,208,869)
Forward foreign currency exchange contracts	3,286,174	—	106,522
Foreign currency transactions	(93,738)	—	201,314
Futures contracts	1,823,412	(3,001,059)	803,757
Options written	2,077,476	246,350	219,132
Swaps	(1,724,182)	416,843	(260,683)

	(2,585,271)	(1,828,786)	(1,138,827)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	199,338	—	—
Investments — unaffiliated	4,556,477	14,678,940	20,615,319
Forward foreign currency exchange contracts	(222,833)	—	(310,418)
Foreign currency translations	13,153	—	(21,459)
Futures contracts	691,712	(1,610,596)	984,224
Options written	25,723	(232,984)	(207,780)
Swaps	(169,307)	(2,263,190)	(3,442,136)
Unfunded floating rate loan interests	(299)	—	—

	5,093,964	10,572,170	17,617,750

Net realized and unrealized gain	2,508,693	8,743,384	16,478,923

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,227,353	$15,189,739	$23,475,415

See notes to financial statements.

68	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Credit Strategies Income Fund		BlackRock GNMA Portfolio
	Six Months Ended 03/31/19 (unaudited)	Year Ended 09/30/18	Six Months Ended 03/31/19 (unaudited)	Year Ended 09/30/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$15,718,660	$20,943,910	$6,446,355	$12,845,340
Net realized gain (loss)	(2,585,271)	5,709,706	(1,828,786)	(203,091)
Net change in unrealized appreciation (depreciation)	5,093,964	(13,936,497)	10,572,170	(21,061,983)

Net increase (decrease) in net assets resulting from operations	18,227,353	12,717,119	15,189,739	(8,419,734)

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(15,346,330)	(16,112,100)	(4,920,770)	(10,078,634)
Service	—	—	(139,765)	(279,131)
Investor A	(2,044,951)	(3,885,278)	(2,306,728)	(4,674,749)
Investor C	(684,588)	(986,678)	(572,977)	(1,369,949)
Class K	(852,391)	(199,081)	(622,853)	(755,655)

Decrease in net assets resulting from distributions to shareholders	(18,928,260)	(21,183,137)	(8,563,093)	(17,158,118)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	221,212,527	109,557,535	2,883,751	(116,492,897)

NET ASSETS(b)
Total increase (decrease) in net assets	220,511,620	101,091,517	9,510,397	(142,070,749)
Beginning of period	578,641,259	477,549,742	442,248,496	584,319,245

End of period	$799,152,879	$578,641,259	$451,758,893	$442,248,496

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributed in excess of) of net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	69

Statements of Changes in Net Assets  (continued)

	BlackRock U.S. Government Bond Portfolio
	Six Months Ended 03/31/19 (unaudited)	Year Ended 09/30/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,996,492	$12,440,365
Net realized loss	(1,138,827)	(8,636,280)
Net change in unrealized appreciation (depreciation)	17,617,750	(16,066,202)

Net increase (decrease) in net assets resulting from operations	23,475,415	(12,262,117)

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(2,459,645)	(3,998,385)
Service	(8,087)	(41,989)
Investor A	(4,761,094)	(8,369,184)
Investor B1	—	(302)
Investor C	(311,266)	(534,817)
Investor C1	(150,602)	(307,943)
Class K	(26,325)	(17,877)
Class R	(231,107)	(389,299)

Decrease in net assets resulting from distributions to shareholders	(7,948,126)	(13,659,796)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(8,320,680)	(55,274,556)

NET ASSETS(b)
Total increase (decrease) in net assets	7,206,609	(81,196,469)
Beginning of period	593,624,446	674,820,915

End of period	$600,831,055	$593,624,446

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and distributions in excess of net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

70	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Cash Flows  (unaudited)

Six Months Ended March 31, 2019

BlackRock U.S. Government Bond Portfolio

CASH USED FOR OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$23,475,415
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Proceeds from sales of long-term investments and principal paydowns	2,633,819,104
Purchases of long term investments	(2,654,427,157)
Net proceeds of short-term securities	6,621,282
Amortization of premium and accretion of discount on investments	(493,200)
Premiums received from options written	1,072,338
Premiums paid on closing options written	(693,269)
Net realized (gain) loss on investments and options written	1,989,737
Net unrealized (appreciation) depreciation on investments, options written, forward foreign currency exchange contracts, foreign currency transactions and swaps	(20,135,489)

(Increase) Decrease in Assets:
Receivables:
Swaps	(18,223)
Dividends — affiliated	(627)
Dividends — unaffiliated	(192)
Interest — unaffiliated	(162,142)
From the Manager	135,436
Variation margin on futures contracts	(603)
Variation margin on centrally cleared swaps	(211,858)
Swap premiums paid	(47,033)
Prepaid expenses	(28,893)

Increase (Decrease) in Liabilities:
Payables:
Administration fees	476
Board realignment and consolidation	(134,185)
Custodian fees	9,241
Interest expense and fees	24,184
Investment advisory fees	16,767
Trustees’ and Officer’s fees	1,322
Other affiliates	(1,349)
Professional fees	(10,693)
Service and distribution fees	(5,499)
Transfer agent fees	61,804
Other accrued expenses	56,975
Variation margin on futures contracts	203,921
Variation margin on centrally cleared swaps	(16,800)
Swap premiums received	4,545

Net cash used for operating activities	(8,894,665)

CASH PROVIDED BY FINANCING ACTIVITIES
Cash dividends paid to shareholders	(4,494,290)
Payments on redemption of capital shares	(124,099,770)
Proceeds from issuance of capital shares	112,474,693
Net borrowing of reverse repurchase agreements	26,785,141

Net cash provided by financing activities	10,665,774

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(14,946)

CASH AND FOREIGN CURRENCY
Net increase in restricted and unrestricted cash and foreign currency	1,756,163
Restricted and unrestricted cash and foreign currency at beginning of period	2,740,277

Restricted and unrestricted cash and foreign currency at end of period	$4,496,440

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$1,783,125

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of dividends and distributions paid to shareholders	$3,484,218

FINANCIAL STATEMENTS	71

Statement of Cash Flows  (unaudited) (continued)

Six Months Ended March 31, 2019

	Six Months Ended March 31, 2019	Year Ended September 30, 2018

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$181,757	$147,574
Cash Pledged:
Collateral — TBA commitments	240,000	—
Futures contracts	895,650	710,650
Centrally cleared swaps	1,878,560	291,560
Foreign currency at value	1,300,473	1,590,493

	$4,496,440	$2,740,277

See notes to financial statements.

72	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Credit Strategies Income Fund

	Institutional
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$10.13		$10.31	$10.14	$9.99	$10.31	$10.30

Net investment income(a)	0.23		0.43	0.41	0.43	0.42	0.47
Net realized and unrealized gain (loss)	(0.00)		(0.18)	0.20	0.16	(0.28)	0.02

Net increase from investment operations	0.23		0.25	0.61	0.59	0.14	0.49

Distributions(b)
From net investment income	(0.28)		(0.43)	(0.44)	(0.44)	(0.45)	(0.45)
From net realized gain	—		—	—	—	(0.01)	(0.03)

Total distributions	(0.28)		(0.43)	(0.44)	(0.44)	(0.46)	(0.48)

Net asset value, end of period	$10.08		$10.13	$10.31	$10.14	$9.99	$10.31

Total Return(c)
Based on net asset value	2.36	%(d)	2.52%	6.12%	6.09%	1.36%	4.86%

Ratios to Average Net Assets(e)
Total expenses(f)	0.81	%(g)	0.83%	0.90%	0.80%	0.80%	0.88%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.62	%(g)	0.63%	0.63%	0.68%	0.70%	0.70%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.62	%(g)	0.63%	0.63%	0.68%	0.70%	0.70%

Net investment income	4.70	%(g)	4.22%	4.03%	4.28%	4.13%	4.49%

Supplemental Data
Net assets, end of period (000)	$639,704		$457,518	$337,106	$218,738	$211,705	$122,035

Portfolio turnover rate	38%		100%	126%	101%	65%	65%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.02%	0.01%	0.02%	0.01%	0.01%	0.02%

(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Expense ratios	N/A	0.82%	0.90%	0.80%	N/A	N/A

(g)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Credit Strategies Income Fund (continued)

	Investor A
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$10.13		$10.30	$10.13	$9.99	$10.31	$10.30

Net investment income(a)	0.22		0.40	0.39	0.40	0.40	0.44
Net realized and unrealized gain (loss)	(0.00)		(0.16)	0.19	0.16	(0.28)	0.02

Net increase from investment operations	0.22		0.24	0.58	0.56	0.12	0.46

Distributions(b)
From net investment income	(0.27)		(0.41)	(0.41)	(0.42)	(0.43)	(0.42)
From net realized gain	—		—	—	—	(0.01)	(0.03)

Total distributions	(0.27)		(0.41)	(0.41)	(0.42)	(0.44)	(0.45)

Net asset value, end of period	$10.08		$10.13	$10.30	$10.13	$9.99	$10.31

Total Return(c)
Based on net asset value	2.24	%(d)	2.36%	5.86%	5.72%	1.12%	4.60%

Ratios to Average Net Assets(e)
Total expenses(f)	1.09	%(g)	1.12%	1.17%	1.10%	1.10%	1.13%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.87	%(g)	0.88%	0.88%	0.93%	0.95%	0.95%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.87	%(g)	0.88%	0.88%	0.93%	0.95%	0.95%

Net investment income	4.46	%(g)	3.94%	3.81%	4.04%	3.90%	4.22%

Supplemental Data
Net assets, end of period (000)	$80,831		$75,462	$109,702	$120,167	$108,127	$87,100

Portfolio turnover rate	38%		100%	126%	101%	65%	65%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.02%	0.01%	0.02%	0.01%	0.01%	0.20%

(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Expense ratios	N/A	1.11%	N/A	N/A	N/A	N/A

(g)	Annualized.

See notes to financial statements.

74	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Credit Strategies Income Fund (continued)

	Investor C
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$10.13		$10.31	$10.14	$9.99	$10.31	$10.30

Net investment income(a)	0.18		0.33	0.31	0.33	0.32	0.36
Net realized and unrealized gain (loss)	0.01		(0.18)	0.19	0.16	(0.28)	0.03

Net increase from investment operations	0.19		0.15	0.50	0.49	0.04	0.39

Distributions(b)
From net investment income	(0.23)		(0.33)	(0.33)	(0.34)	(0.35)	(0.35)
From net realized gain	—		—	—	—	(0.01)	(0.03)

Total distributions	(0.23)		(0.33)	(0.33)	(0.34)	(0.36)	(0.38)

Net asset value, end of period	$10.09		$10.13	$10.31	$10.14	$9.99	$10.31

Total Return(c)
Based on net asset value	1.96	%(d)	1.50%	5.07%	5.04%	0.36%	3.82%

Ratios to Average Net Assets(e)
Total expenses(f)	1.82	%(g)	1.84%	1.90%	1.82%	1.83%	1.90%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.62	%(g)	1.63%	1.63%	1.68%	1.70%	1.70%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.62	%(g)	1.63%	1.63%	1.68%	1.70%	1.70%

Net investment income	3.71	%(g)	3.21%	3.06%	3.28%	3.15%	3.49%

Supplemental Data
Net assets, end of period (000)	$30,109		$29,812	$30,536	$29,321	$24,678	$21,768

Portfolio turnover rate	38%		100%	126%	101%	65%	65%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.02%	0.01%	0.02%	0.01%	0.01%	0.02%

(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Expense ratios	N/A	1.83%	N/A	N/A	N/A	N/A

(g)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Credit Strategies Income Fund (continued)

	Class K
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,			Period from 08/01/16 (a) to 09/30/16
			2018		2017

Net asset value, beginning of period	$10.13		$10.31		$10.14	$10.08

Net investment income(b)	0.23		0.44		0.42	0.07
Net realized and unrealized gain (loss)	(0.00)		(0.18)		0.19	0.06

Net increase from investment operations	0.23		0.26		0.61	0.13

Distributions from net investment income(c)	(0.28)		(0.44)		(0.44)	(0.07)

Net asset value, end of period	$10.08		$10.13		$10.31	$10.14

Total Return(d)
Based on net asset value	2.39	%(e)	2.57%		6.17%	1.32	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.72	%(g)	0.74	%(h)	0.84%	0.76	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.57	%(g)	0.57%		0.58%	0.57	%(g)

Net investment income	4.71	%(g)	4.37%		4.11%	4.36	%(g)

Supplemental Data
Net assets, end of period (000)	$48,509		$15,849		$206	$201

Portfolio turnover rate	38%		100%		126%	101	%(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,		Period from 08/01/16 (a) to 09/30/16
		2018	2017
Investments in underlying funds	0.02%	0.01%	0.02%	0.01%

(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(i)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

76	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock GNMA Portfolio

	Institutional
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017		2016		2015		2014

Net asset value, beginning of period	$9.13		$9.59	$9.89		$9.83		$9.83		$9.73

Net investment income(a)	0.14		0.25	0.19		0.19		0.15		0.15
Net realized and unrealized gain (loss)	0.18		(0.38)	(0.19)		0.15		0.09		0.20

Net increase (decrease) from investment operations	0.32		(0.13)	—		0.34		0.24		0.35

Distributions(b)
From net investment income	(0.18)		(0.33)	(0.30)		(0.28)		(0.24)		(0.24)
From return of capital	—		—	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.01)

Total distributions	(0.18)		(0.33)	(0.30)		(0.28)		(0.24)		(0.25)

Net asset value, end of period	$9.27		$9.13	$9.59		$9.89		$9.83		$9.83

Total Return(d)
Based on net asset value	3.59	%(e)	(1.36)%	0.01%		3.54%		2.45%		3.64%

Ratios to Average Net Assets(f)
Total expenses	1.30	%(g)	1.06%	0.74%		0.66%		0.82%		0.83%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.08	%(g)	0.84%	0.52%		0.57%		0.55%		0.55%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.42	%(g)	0.42%	0.43%		0.55%		0.55%		0.55%

Net investment income	3.08	%(g)	2.69%	1.93%		1.88%		1.49%		1.57%

Supplemental Data
Net assets, end of period (000)	$246,261		$249,030	$316,891		$457,730		$420,167		$390,925

Portfolio turnover rate(h)	688%		1,450%	1,198%		1,139%		1,164%		1,258%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.00%	0.00%	0.01%	0.01%	0.03%	0.04%

(g)	Annualized.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	416%	823%	423%	502%	429%	401%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock GNMA Portfolio (continued)

	Service
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017		2016		2015		2014

Net asset value, beginning of period	$9.12		$9.57	$9.87		$9.82		$9.82		$9.71

Net investment income(a)	0.13		0.22	0.16		0.16		0.11		0.12
Net realized and unrealized gain (loss)	0.17		(0.36)	(0.19)		0.14		0.09		0.21

Net increase (decrease) from investment operations	0.30		(0.14)	(0.03)		0.30		0.20		0.33

Distributions(b)
From net investment income	(0.17)		(0.31)	(0.27)		(0.25)		(0.20)		(0.21)
From return of capital	—		—	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.01)

Total distributions	(0.17)		(0.31)	(0.27)		(0.25)		(0.20)		(0.22)

Net asset value, end of period	$9.25		$9.12	$9.57		$9.87		$9.82		$9.82

Total Return(d)
Based on net asset value	3.35	%(e)	(1.51)%	(0.25)%		3.08%		2.09%		3.39%

Ratios to Average Net Assets(f)
Total expenses	1.58	%(g)	1.32%	1.05%		0.98	%(h)	1.16%		1.13	%(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.33	%(g)	1.09%	0.79%		0.92%		0.90%		0.90%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.67	%(g)	0.67%	0.68%		0.90%		0.90%		0.90%

Net investment income	2.84	%(g)	2.41%	1.68%		1.60%		1.15%		1.21%

Supplemental Data
Net assets, end of period (000)	$7,251		$7,592	$9,347		$12,129		$28,828		$52,272

Portfolio turnover rate(i)	688%		1,450%	1,198%		1,139%		1,164%		1,258%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.00%	0.00%	0.01%	0.01%	0.03%	0.04%

(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	416%	823%	423%	502%	429%	401%

See notes to financial statements.

78	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock GNMA Portfolio (continued)

	Investor A
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017		2016		2015		2014

Net asset value, beginning of period	$9.17		$9.63	$9.93		$9.87		$9.87		$9.77

Net investment income(a)	0.13		0.23	0.16		0.15		0.11		0.12
Net realized and unrealized gain (loss)	0.18		(0.38)	(0.19)		0.16		0.09		0.20

Net increase (decrease) from investment operations	0.31		(0.15)	(0.03)		0.31		0.20		0.32

Distributions(b)
From net investment income	(0.17)		(0.31)	(0.27)		(0.25)		(0.20)		(0.21)
From return of capital	—		—	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.01)

Total distributions	(0.17)		(0.31)	(0.27)		(0.25)		(0.20)		(0.22)

Net asset value, end of period	$9.31		$9.17	$9.63		$9.93		$9.87		$9.87

Total Return(d)
Based on net asset value	3.45	%(e)	(1.58)%	(0.23)%		3.19%		2.08%		3.26%

Ratios to Average Net Assets(f)
Total expenses	1.59	%(g)	1.33%	1.01	%(h)	0.92%		1.07%		1.09%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.33	%(g)	1.09%	0.78%		0.91%		0.91%		0.92%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.67	%(g)	0.67%	0.68%		0.89%		0.91%		0.92%

Net investment income	2.84	%(g)	2.44%	1.68%		1.51%		1.14%		1.24%

Supplemental Data
Net assets, end of period (000)	$128,584		$120,582	$172,685		$256,577		$186,427		$159,325

Portfolio turnover rate(i)	688%		1,450%	1,198%		1,139%		1,164%		1,258%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.00%	0.00%	0.01%	0.01%	0.03%	0.04%

(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	416%	823%	423%	502%	429%	401%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock GNMA Portfolio (continued)

	Investor C
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017		2016		2015		2014

Net asset value, beginning of period	$9.13		$9.58	$9.88		$9.83		$9.83		$9.72

Net investment income(a)	0.10		0.16	0.09		0.08		0.04		0.05
Net realized and unrealized gain (loss)	0.18		(0.37)	(0.19)		0.14		0.09		0.20

Net increase (decrease) from investment operations	0.28		(0.21)	(0.10)		0.22		0.13		0.25

Distributions(b)
From net investment income	(0.14)		(0.24)	(0.20)		(0.17)		(0.13)		(0.13)
From return of capital	—		—	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.01)

Total distributions	(0.14)		(0.24)	(0.20)		(0.17)		(0.13)		(0.14)

Net asset value, end of period	$9.27		$9.13	$9.58		$9.88		$9.83		$9.83

Total Return(d)
Based on net asset value	3.08	%(e)	(2.24)%	(0.99)%		2.31%		1.32%		2.61%

Ratios to Average Net Assets(f)
Total expenses	2.32	%(g)	2.07%	1.76	%(h)	1.68%		1.82%		1.83%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.08	%(g)	1.84%	1.53%		1.67%		1.66%		1.66%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.42	%(g)	1.42%	1.43%		1.65%		1.66%		1.66%

Net investment income	2.09	%(g)	1.70%	0.93%		0.79%		0.40%		0.50%

Supplemental Data
Net assets, end of period (000)	$32,319		$44,241	$64,370		$96,578		$100,335		$119,398

Portfolio turnover rate(i)	688%		1,450%	1,198%		1,139%		1,164%		1,258%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.00%	0.00%	0.01%	0.01%	0.03%	0.04%

(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	416%	823%	423%	502%	429%	401%

See notes to financial statements.

80	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock GNMA Portfolio (continued)

	Class K
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017		2016		2015		2014

Net asset value, beginning of period	$9.10		$9.55	$9.85		$9.80		$9.79		$9.69

Net investment income(a)	0.14		0.25	0.19		0.19		0.15		0.15
Net realized and unrealized gain (loss)	0.19		(0.37)	(0.19)		0.15		0.10		0.20

Net increase (decrease) from investment operations	0.33		(0.12)	—		0.34		0.25		0.35

Distributions(b)
From net investment income	(0.19)		(0.33)	(0.30)		(0.29)		(0.24)		(0.24)
From return of capital	—		—	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.01)

Total distributions	(0.19)		(0.33)	(0.30)		(0.29)		(0.24)		(0.25)

Net asset value, end of period	$9.24		$9.10	$9.55		$9.85		$9.80		$9.79

Total Return(d)
Based on net asset value	3.62	%(e)	(1.22)%	0.04%		3.47%		2.58%		3.67%

Ratios to Average Net Assets(f)
Total expenses	1.18	%(g)	0.94%	0.66%		0.56%		0.70%		0.79%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.03	%(g)	0.79%	0.50%		0.54%		0.52%		0.52%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.37	%(g)	0.37%	0.38%		0.52%		0.52%		0.52%

Net investment income	3.12	%(g)	2.73%	2.00%		1.90%		1.49%		1.58%

Supplemental Data
Net assets, end of period (000)	$37,344		$20,802	$21,025		$19,209		$17,253		$3,780

Portfolio turnover rate(h)	688%		1,450%	1,198%		1,139%		1,164%		1,258%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.00%	0.00%	0.01%	0.01%	0.03%	0.04%

(g)	Annualized.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	416%	823%	423%	502%	429%	401%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond Portfolio

	Institutional
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$10.03		$10.45	$10.76	$10.64	$10.59	$10.52

Net investment income(a)	0.13		0.23	0.20	0.18	0.18	0.19
Net realized and unrealized gain (loss)	0.30		(0.40)	(0.26)	0.20	0.12	0.16

Net increase (decrease) from investment operations	0.43		(0.17)	(0.06)	0.38	0.30	0.35

Distributions(b)
From net investment income	(0.15)		(0.25)	(0.24)	(0.26)	(0.25)	(0.28)
From return of capital	—		—	(0.01)	—	—	—

Total distributions	(0.15)		(0.25)	(0.25)	(0.26)	(0.25)	(0.28)

Net asset value, end of period	$10.31		$10.03	$10.45	$10.76	$10.64	$10.59

Total Return(c)
Based on net asset value	4.32	%(d)	(1.68)%	(0.55)%	3.67%	2.80%	3.37%

Ratios to Average Net Assets
Total expenses	1.33	%(e)	1.04%	0.90%	0.92%	0.92%	0.90%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.07	%(e)	0.76%	0.58%	0.73%	0.65%	0.64%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.45	%(e)	0.45%	0.46%	0.62%	0.62%	0.62%

Net investment income	2.64	%(e)	2.21%	1.81%	1.70%	1.71%	1.78%

Supplemental Data
Net assets, end of period (000)	$183,150		$166,465	$165,709	$156,865	$152,632	$154,168

Portfolio turnover rate(f)	397%		892%	982%	929%	1,090%	948%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	237%	590%	658%	619%	741%	618%

See notes to financial statements.

82	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond Portfolio (continued)

	Service
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$10.03		$10.45	$10.75	$10.63	$10.58	$10.51

Net investment income(a)	0.11		0.20	0.17	0.16	0.16	0.17
Net realized and unrealized gain (loss)	0.30		(0.40)	(0.25)	0.20	0.11	0.16

Net increase (decrease) from investment operations	0.41		(0.20)	(0.08)	0.36	0.27	0.33

Distributions(b)
From net investment income	(0.14)		(0.22)	(0.21)	(0.24)	(0.22)	(0.26)
From return of capital	—		—	(0.01)	—	—	—

Total distributions	(0.14)		(0.22)	(0.22)	(0.24)	(0.22)	(0.26)

Net asset value, end of period	$10.30		$10.03	$10.45	$10.75	$10.63	$10.58

Total Return(c)
Based on net asset value	4.09	%(d)	(1.93)%	(0.70)%	3.47%	2.61%	3.18%

Ratios to Average Net Assets
Total expenses	1.84	%(e)	1.28%	1.18%	1.21%	1.14%	1.12%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.32	%(e)	1.01%	0.82%	0.92%	0.84%	0.83%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.70	%(e)	0.70%	0.70%	0.81%	0.81%	0.81%

Net investment income	2.23	%(e)	1.96%	1.57%	1.51%	1.53%	1.59%

Supplemental Data
Net assets, end of period (000)	$3,940		$541	$2,039	$4,452	$3,575	$3,873

Portfolio turnover rate(f)	397%		892%	982%	929%	1,090%	948%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	237%	590%	658%	619%	741%	618%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	83

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond Portfolio (continued)

	Investor A
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017		2016	2015	2014

Net asset value, beginning of period	$10.06		$10.47	$10.79		$10.66	$10.61	$10.54

Net investment income(a)	0.12		0.20	0.15		0.15	0.15	0.16
Net realized and unrealized gain (loss)	0.29		(0.39)	(0.25)		0.21	0.12	0.16

Net increase (decrease) from investment operations	0.41		(0.19)	(0.10)		0.36	0.27	0.32

Distributions(b)
From net investment income	(0.14)		(0.22)	(0.21)		(0.23)	(0.22)	(0.25)
From return of capital	—		—	(0.01)		—	—	—

Total distributions	(0.14)		(0.22)	(0.22)		(0.23)	(0.22)	(0.25)

Net asset value, end of period	$10.33		$10.06	$10.47		$10.79	$10.66	$10.61

Total Return(c)
Based on net asset value	4.08	%(d)	(1.82)%	(0.88)%		3.42%	2.52%	3.08%

Ratios to Average Net Assets
Total expenses	1.60	%(e)	1.31%	1.16	%(f)	1.19%	1.10%	1.10%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.32	%(e)	1.01%	0.83%		1.06%	0.94%	0.92%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.70	%(e)	0.70%	0.71%		0.95%	0.90%	0.90%

Net investment income	2.39	%(e)	1.96%	1.56%		1.40%	1.43%	1.50%

Supplemental Data
Net assets, end of period (000)	$351,426		$353,770	$422,775		$463,530	$517,485	$520,869

Portfolio turnover rate(g)	397%		892%	982%		929%	1,090%	948%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charge and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	237%	590%	658%	619%	741%	618%

See notes to financial statements.

84	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond Portfolio (continued)

	Investor C
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$10.04		$10.46	$10.77	$10.65	$10.60	$10.53

Net investment income(a)	0.08		0.12	0.07	0.07	0.07	0.07
Net realized and unrealized gain (loss)	0.30		(0.40)	(0.24)	0.20	0.11	0.16

Net increase (decrease) from investment operations	0.38		(0.28)	(0.17)	0.27	0.18	0.23

Distributions(b)
From net investment income	(0.10)		(0.14)	(0.13)	(0.15)	(0.13)	(0.16)
From return of capital	—		—	(0.01)	—	—	—

Total distributions	(0.10)		(0.14)	(0.14)	(0.15)	(0.13)	(0.16)

Net asset value, end of period	$10.32		$10.04	$10.46	$10.77	$10.65	$10.60

Total Return(c)
Based on net asset value	3.80	%(d)	(2.66)%	(1.54)%	2.53%	1.68%	2.25%

Ratios to Average Net Assets
Total expenses	2.44	%(e)	2.14%	1.94%	1.97%	1.91%	1.92	%(f)

Total expenses after fees waived and/or reimbursed and paid indirectly	2.07	%(e)	1.76%	1.58%	1.83%	1.75%	1.74%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.45	%(e)	1.45%	1.46%	1.72%	1.72%	1.72%

Net investment income	1.64	%(e)	1.21%	0.80%	0.62%	0.62%	0.69%

Supplemental Data
Net assets, end of period (000)	$30,837		$35,014	$38,574	$51,545	$49,408	$54,894

Portfolio turnover rate(g)	397%		892%	982%	929%	1,090%	948%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charge and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014, the expense ratio would have been 1.91%.

(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	237%	590%	658%	619%	741%	618%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	85

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond Portfolio (continued)

	Investor C1
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$10.04		$10.46	$10.77	$10.64	$10.60	$10.53

Net investment income(a)	0.09		0.15	0.08	0.09	0.09	0.09
Net realized and unrealized gain (loss)	0.29		(0.41)	(0.23)	0.21	0.10	0.16

Net increase (decrease) from investment operations	0.38		(0.26)	(0.15)	0.30	0.19	0.25

Distributions(b)
From net investment income	(0.11)		(0.16)	(0.15)	(0.17)	(0.15)	(0.18)
From return of capital	—		—	(0.01)	—	—	—

Total distributions	(0.11)		(0.16)	(0.16)	(0.17)	(0.15)	(0.18)

Net asset value, end of period	$10.31		$10.04	$10.46	$10.77	$10.64	$10.60

Total Return(c)
Based on net asset value	3.80	%(d)	(2.46)%	(1.34)%	2.82%	1.78%	2.44%

Ratios to Average Net Assets
Total expenses	2.39	%(e)	2.04%	1.80%	1.83%	1.74%	1.75%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.87	%(e)	1.56%	1.37%	1.64%	1.56%	1.55%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.25	%(e)	1.25%	1.26%	1.53%	1.53%	1.53%

Net investment income	1.83	%(e)	1.42%	1.00%	0.83%	0.81%	0.87%

Supplemental Data
Net assets, end of period (000)	$12,327		$16,656	$23,431	$54,029	$68,972	$81,936

Portfolio turnover rate(f)	397%		892%	982%	929%	1,090%	948%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charge and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	237%	590%	658%	619%	741%	618%

See notes to financial statements.

86	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond Portfolio (continued)

	Class K
	Six Months Ended 03/31/19 (unaudited)		Period from 01/25/18 (a) to 09/30/18

Net asset value, beginning of period	$10.04		$10.27

Net investment income(b)	0.14		0.14
Net realized and unrealized gain (loss)	0.28		(0.20)

Net increase (decrease) from investment operations	0.42		(0.06)

Distributions from net investment income(c)	(0.15)		(0.17)

Net asset value, end of period	$10.31		$10.04

Total Return(d)
Based on net asset value	4.24	%(e)	(0.60	)%(e)

Ratios to Average Net Assets
Total expenses	1.20	%(f)	1.03	%(f)(g)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.02	%(f)	0.86	%(f)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.40	%(f)	0.40	%(f)

Net investment income	2.70	%(f)	2.03	%(f)

Supplemental Data
Net assets, end of period (000)	$2,077		$1,517

Portfolio turnover rate(h)	397%		892	%(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Offering and Board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.04%.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/19 (unaudited)	Period from 01/25/18 (a) to 09/30/18
Portfolio turnover rate (excluding MDRs)	237%	590%

(i)	Portfolio turnover rate is representative of the Portfolio for the entire year.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	87

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond Portfolio (continued)

	Class R
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$10.06		$10.47	$10.78	$10.66	$10.61	$10.54

Net investment income(a)	0.11		0.18	0.13	0.12	0.12	0.13
Net realized and unrealized gain (loss)	0.28		(0.40)	(0.24)	0.20	0.11	0.16

Net increase (decrease) from investment operations	0.39		(0.22)	(0.11)	0.32	0.23	0.29

Distributions(b)
From net investment income	(0.12)		(0.19)	(0.19)	(0.20)	(0.18)	(0.22)
From return of capital	—		—	(0.01)	—	—	—

Total distributions	(0.12)		(0.19)	(0.20)	(0.20)	(0.18)	(0.22)

Net asset value, end of period	$10.33		$10.06	$10.47	$10.78	$10.66	$10.61

Total Return(c)
Based on net asset value	3.95	%(d)	(2.07)%	(1.04)%	3.06%	2.20%	2.76%

Ratios to Average Net Assets
Total expenses	2.42	%(e)	1.64%	1.47%	1.49%	1.41%	1.42%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.57	%(e)	1.26%	1.08%	1.32%	1.24%	1.23%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.95	%(e)	0.95%	0.96%	1.21%	1.21%	1.21%

Net investment income	2.14	%(e)	1.72%	1.30%	1.12%	1.13%	1.19%

Supplemental Data
Net assets, end of period (000)	$17,074		$19,660	$22,215	$26,247	$21,940	$23,967

Portfolio turnover rate(f)	397%		892%	982%	929%	1,090%	948%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	237%	590%	658%	619%	741%	618%

See notes to financial statements.

88	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Funds V (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Credit Strategies Income Fund	Credit Strategies Income	Diversified
BlackRock GNMA Portfolio	GNMA	Diversified
BlackRock U.S. Government Bond Portfolio	U.S. Government Bond	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Investor C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Effective November 8, 2018, each Fund adopted an automatic conversion feature whereby Investor C and, if applicable, Investor C1 Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years
Investor C1 Shares	No	No	(b)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)

A CDSC of 1.00% is assessed on certain redemptions of Investor C1 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (“Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Reorganization: The Board of Trustees of the Trust (the “Board”) approved an Agreement and Plan of Reorganization with respect to each of the following Target Funds (each a “Target Fund”), pursuant to which each Target Fund reorganized into a newly created series (each an “Acquiring Fund”) of BlackRock Funds V, a newly organized Massachusetts business trust. These reorganizations (the “Reorganizations”) closed on September 17, 2018 and were not subject to approval by shareholders of the Target Funds.

Target Fund	Target Fund’s Registrant	Acquiring Fund	Acquiring Fund’s Registrant
BlackRock Credit Strategies Income Fund	BlackRock Funds II	BlackRock Credit Strategies Income Fund	BlackRock Funds V
BlackRock GNMA Portfolio	BlackRock Funds II	BlackRock GNMA Portfolio	BlackRock Funds V
BlackRock U.S. Government Bond Portfolio	BlackRock Funds II	BlackRock U.S. Government Bond Portfolio	BlackRock Funds V

The Reorganizations were effected in connection with the reconfiguration of the boards of directors/trustees of certain BlackRock-advised funds.

Each Acquiring Fund had the same investment objective, strategies and policies, investment adviser, sub-adviser (if applicable), portfolio management team and service providers as the corresponding Target Fund as of the date of the Reorganizations. Each Target Fund is the performance and accounting survivor of its Reorganization, meaning that the corresponding Acquiring Fund assumed the performance and financial history of the Target Fund upon completion of the Reorganization. In addition, each Acquiring Fund is subject to the same contractual arrangements, including the same contractual fees and expenses, as those of the corresponding Target Fund as of the date of the Reorganization. The Reorganizations were tax-free, meaning that each Target Fund’s shareholders became shareholders of the corresponding Acquiring Fund without realizing any gain or loss for federal income tax purposes.

As a result, each Acquiring Fund acquired all of the assets and assumed all of the liabilities of the corresponding Target Fund in exchange for an equal aggregate value of newly-issued shares of its Acquiring Fund. Each shareholder of a Target Fund received shares of the corresponding Acquiring Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on September 14, 2018.

The Reorganizations were accomplished by a tax-free exchange of shares of each Acquiring Fund in the following amounts and at the following conversion ratio:

Target Fund	Shares Prior to Reorganization	Conversion Ratio	Shares Post- Reorganization
BlackRock Credit Strategies Income Fund	56,085,647	1	56,085,647
BlackRock GNMA Portfolio	48,392,088	1	48,392,088
BlackRock U.S. Government Bond Portfolio	59,490,853	1	59,490,853

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements  (unaudited) (continued)

For financial reporting purposes, assets received and shares issued by each Acquiring Fund were recorded at fair value. However, the cost basis of the investments received from each Target Fund were carried forward to align ongoing reporting of each Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Prior to the Reorganizations, the Acquiring Funds had not yet commenced operations and had no assets or liabilities. Each Target Fund’s net assets, fair value and cost of investments and derivative financial instruments prior to the Reorganizations were as follows:

Target Fund	Net Assets	Fair Value of Investments	Cost of Investments
BlackRock Credit Strategies Income Fund	$567,676,177	$586,653,670	$591,374,381
BlackRock GNMA Portfolio	443,884,784	533,508,055	549,274,608
BlackRock U.S. Government Bond Portfolio	599,738,420	547,136,834	564,170,037

Prior to the Reorganizations’ effective date, each Target Fund began to incur expenses in connection with the realignment and consolidation of the boards of directors/trustees of certain BlackRock-advised funds. These expenses and liabilities have been assumed by each respective Acquiring Fund. The Manager has voluntarily agreed to reimburse certain Acquiring Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Trust’s Board effective January 1, 2019, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trust until such amounts are distributed in accordance with the Plan.

90	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance to the Funds.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management continues to evaluate the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements  (unaudited) (continued)

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by

92	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of March 31, 2019, certain investments of Credit Strategies Income were valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements  (unaudited) (continued)

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, Credit Strategies Income had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Depreciation
Dentalcorp Perfect Smile ULC, Delayed Draw Term Loan	$8,230	$8,230	$8,014	$(216)

Forward Commitments and When-Issued Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the

94	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended March 31, 2019, the average amount of reverse repurchase agreements and the daily weighted average interest rate for the Funds were as follows:

	GNMA	U.S. Government Bond
Average Borrowings	$116,948,221	$146,072,426
Daily Weighted Average Interest Rate	2.49%	2.44%

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements  (unaudited) (continued)

As of period end, the following table is a summary of each Fund’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral (Received)/ Pledged (a)	Net Amount
GNMA
Citigroup Global Markets, Inc.	$(17,203,299)	$17,203,299	$—	$—
Royal Bank of Canada	(81,730,730)	81,730,730	—	—

	$(98,934,029)	$98,934,029	$—	$—

(a)

Net collateral, including accrued interest, with a value of $102,880,447 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral (Received)/ Pledged (a)	Net Amount (b)
U.S. Government Bond
Barclays Capital, Inc.	$(26,369,690)	$26,362,787	$—	$(6,903)
Deutsche Bank Securities, Inc.	(23,870,885)	23,849,979	—	(20,906)
Merrill Lynch, Pierce, Fenner & Smith Inc.	(111,129,504)	111,028,222	—	(101,282)

	$(161,370,079)	$161,240,988	$—	$(129,091)

(a)

Net collateral, including accrued interest, with a value of $161,240,988 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

96	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain Funds purchase and write options on swaptions primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

NOTES TO FINANCIAL STATEMENTS	97

Notes to Financial Statements  (unaudited) (continued)

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — Certain Funds enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Credit Strategies Income
Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.500%
$1 Billion — $2 Billion	0.450
$2 Billion — $3 Billion	0.425
Greater than $3 Billion	0.400

98	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

	GNMA	U.S. Government Bond
Average Daily Net Assets	Investment Advisory Fee	Investment Advisory Fee
First $1 Billion	0.340%	0.390%
$1 Billion — $3 Billion	0.320	0.370
$3 Billion — $5 Billion	0.310	0.350
$5 Billion — $10 Billion	0.300	0.340
Greater than $10 Billion	0.280	0.330

With respect to Credit Strategies Income, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”), each an affiliate of the Manager. The Manager pays BIL and BRS for services each provides for that portion of the Fund for which BIL and BRS, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by Credit Strategies Income to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor C	Investor C1	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75	0.55	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended March 31, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor C	Investor C1	Class R	Total
Credit Strategies Income	$—	$94,371	$146,753	$—	$—	$241,124
GNMA	9,211	152,303	188,215	—	—	349,729
U.S. Government Bond	747	437,501	158,195	55,304	46,808	698,555

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended March 31, 2019, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R	Total
Credit Strategies Income	$54,312	$—	$7,549	$2,935	$—	$3,037	$—	$67,833
GNMA	24,336	737	12,183	3,765	—	3,011	—	44,032
U.S. Government Bond	16,609	60	34,997	3,164	1,382	175	1,872	58,259

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2019, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Total
GNMA	$6,606	$1,047	$627	$8,280
U.S. Government Bond	49,733	326	1,377	51,436

NOTES TO FINANCIAL STATEMENTS	99

Notes to Financial Statements  (unaudited) (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended March 31, 2019, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R	Total
Credit Strategies Income	$386	$—	$506	$346	$—	$1,985	$—	$3,223
GNMA	9,751	19	1,868	1,108	—	58	—	12,804
U.S. Government Bond	494	9	15,501	830	93	—	65	16,992

For the six months ended March 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R	Total
Credit Strategies Income	$239,768	$—	$43,708	$14,571	$—	$2,773	$—	$300,820
GNMA	146,237	5,657	96,855	27,378	—	381	—	276,508
U.S. Government Bond	121,861	1,290	300,231	39,958	28,182	136	69,272	560,930

Other Fees: For the six months ended March 31, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Credit Strategies Income	$9,710
GNMA	7,743
U.S. Government Bond	850

For the six months ended March 31, 2019, affiliates received CDSCs as follows:

	Investor A	Investor C
Credit Strategies Income	$53	$2,338
GNMA	48	309
U.S. Government Bond	25	1,848

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended March 31, 2019, the amounts waived were as follows:

Credit Strategies Income	$17,245
GNMA	1,105
U.S. Government Bond	1,094

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended March 31, 2019, Credit Strategies Income waived $20,679 in investment advisory fees pursuant to this arrangement.

The Funds have incurred expenses in connection with the realignment and consolidation of the boards of directors/trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse certain Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended March 31, 2019, the amounts reimbursed were as follows:

Credit Strategies Income	$38,034
GNMA	49,383
U.S. Government Bond	67,830

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R
Credit Strategies Income	0.62%	N/A	0.87%	1.62%	N/A	0.57%	N/A
GNMA	0.42	0.67%	0.67	1.42	N/A	0.37	1.17	%(a)
U.S. Government Bond	0.45	0.70	0.70	1.45	1.25%	0.40	0.95

(a)	Share class currently active, but no assets in share class.

100	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Manager has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2020, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended March 31, 2019, the amounts included in fees waived and/or reimbursed by the Manager in the Statements of Operations were as follows:

Credit Strategies Income	$349,703
GNMA	245,352
U.S. Government Bond	401,246

These amounts waived and/or reimbursed are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended March 31, 2019, class specific expense waivers and/or reimbursements are as follows:

Administration fees waived	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R	Total
Credit Strategies Income	$54,312	$—	$7,549	$2,935	$—	$3,037	$—	$67,833
GNMA	24,336	737	12,183	3,765	—	3,011	—	44,032
U.S. Government Bond	16,610	58	34,997	3,164	1,383	175	1,872	58,259

Transfer agent fees waived and/or reimbursed	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R	Total
Credit Strategies Income	$124,153	$—	$28,236	$8,552	$—	$2,773	$—	$163,714
GNMA	85,638	3,825	66,508	18,059	—	382	—	174,412
U.S. Government Bond	74,546	1,096	200,932	30,982	24,232	74	63,951	395,813

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

On March 31, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2019	2020	2021
Credit Strategies Income
Fund Level	$803,546	$664,969	$349,703
Institutional	138,899	230,226	178,465
Investor A	94,871	90,715	35,785
Investor C	20,190	20,726	11,487
Class K	96	1,461	5,810
GNMA
Fund Level	953,892	572,508	245,352
Institutional	293,432	264,722	109,974
Service	14,157	8,863	4,562
Investor A	179,172	153,353	78,691
Investor C	74,667	55,052	21,824
Class K	4,805	4,904	3,393
U.S. Government Bond
Fund Level	1,061,276	702,225	401,246
Institutional	270,711	241,975	91,156
Service	8,837	2,652	1,154
Investor A	743,595	652,882	235,929
Investor C	89,731	93,152	34,146
Investor C1	107,294	66,151	25,615
Class K	—	143	249
Class R	56,634	50,276	65,823

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

NOTES TO FINANCIAL STATEMENTS	101

Notes to Financial Statements  (unaudited) (continued)

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended March 31, 2019, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended March 31, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Loss
Credit Strategies Income	$845,900	$385,769	$(34,216)
U.S. Government Bond	1,985	—	—

7.	PURCHASES AND SALES

For the six months ended March 31, 2019, purchases and sales of investments, including mortgage dollar rolls and excluding short-term securities, were as follows:

	Credit Strategies Income	GNMA	U.S. Government Bond
Purchases
Non-U.S Government Securities	$408,087,857	$4,454,043,700	$2,628,913,757
U.S Government Securities	1,031,250	—	14,206,656

	$409,119,107	$4,454,043,700	$2,643,120,413

Sales
Non-U.S Government Securities	$215,760,553	$4,468,357,446	$2,680,181,911
U.S Government Securities	24,491,346	—	7,002,256

	$240,251,899	$4,468,357,446	$2,687,184,167

For the six months ended March 31, 2019, purchases and sales related to mortgage dollar rolls were as follows:

Purchases and Sales — MDRs	GNMA	U.S. Government Bond
Purchases	$1,761,573,871	$1,067,377,965
Sales	1,762,203,127	1,067,248,399

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of September 30, 2018, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

	Credit Strategies Income	GNMA	U.S. Government Bond
No expiration date.	$3,397,033	$64,841,908	$55,221,329

102	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

As of March 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Credit Strategies Income	GNMA	U.S. Government Bond
Tax cost	$815,171,171	$814,426,571	$818,485,587

Gross unrealized appreciation	13,408,088	6,220,342	12,667,724
Gross unrealized depreciation	(11,953,390)	(12,462,304)	(12,052,659)

Net unrealized appreciation (depreciation)	$1,454,698	$(6,241,962)	$615,065

9.	BANK BORROWINGS

BlackRock Funds V, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Of the aggregate $2.25 billion commitment amount, $500 million is specifically designated to the Credit Strategies Income and the BlackRock Floating Rate Income Portfolio in the aggregate. The remaining $1.75 billion commitment is available to all Participating Funds, but Credit Strategies Income and BlackRock Floating Rate Income Portfolio can borrow up to an additional $350 million in the aggregate of the remaining aggregate commitment, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2019, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

NOTES TO FINANCIAL STATEMENTS	103

Notes to Financial Statements  (unaudited) (continued)

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. Certain Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 03/31/19		Year Ended 09/30/18
Credit Strategies Income	Shares	Amount	Shares	Amount
Institutional
Shares sold	32,370,768	$322,303,544	30,663,664	$312,912,888
Shares issued in reinvestment of distributions	1,382,158	13,697,635	1,431,697	14,608,534
Shares redeemed	(15,474,122)	(153,235,013)	(19,647,469)	(201,012,316)

Net increase	18,278,804	$182,766,166	12,447,892	$126,509,106

Investor A
Shares sold and automatic conversion of shares	2,764,219	$27,478,816	3,166,847	$32,449,295
Shares issued in reinvestment of distributions	190,913	1,890,680	368,057	3,759,810
Shares redeemed	(2,387,850)	(23,707,524)	(6,732,725)	(68,655,355)

Net increase (decrease)	567,282	$5,661,972	(3,197,821)	$(32,446,250)

Investor C
Shares sold	569,443	$5,652,763	720,427	$7,385,232
Shares issued in reinvestment of distributions	65,320	646,573	90,789	926,825
Shares redeemed and automatic conversion of shares	(591,641)	(5,874,733)	(831,606)	(8,503,523)

Net increase (decrease)	43,122	$424,603	(20,390)	$(191,466)

Class K
Shares sold	3,495,666	$34,833,809	1,636,086	$16,620,739
Shares issued in reinvestment of distributions	85,346	846,602	18,750	189,994
Shares redeemed	(334,289)	(3,320,625)	(110,413)	(1,124,588)

Net increase	3,246,723	$32,359,786	1,544,423	$15,686,145

Total Net Increase	22,135,931	$221,212,527	10,774,104	$109,557,535

	Six Months Ended 03/31/19		Year Ended 09/30/18
GNMA	Shares	Amount	Shares	Amount
Institutional
Shares sold	7,345,204	$67,222,042	8,235,177	$76,954,602
Shares issued in reinvestment of distributions	456,155	4,175,285	907,201	8,440,083
Shares redeemed	(8,509,648)	(77,741,035)	(14,927,980)	(138,958,841)

Net decrease	(708,289)	$(6,343,708)	(5,785,602)	$(53,564,156)

104	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 03/31/19		Year Ended 09/30/18
GNMA	Shares	Amount	Shares	Amount
Service
Shares sold	54,243	$495,933	237,288	$2,211,882
Shares issued in reinvestment of distributions	15,299	139,762	30,051	279,000
Shares redeemed	(118,922)	(1,086,830)	(411,148)	(3,839,839)

Net decrease	(49,380)	$(451,135)	(143,809)	$(1,348,957)

Investor A
Shares sold and automatic conversion of shares	2,784,522	$25,532,136	2,188,335	$20,624,609
Shares issued in reinvestment of distributions	237,673	2,184,859	476,811	4,457,112
Shares redeemed	(2,359,885)	(21,662,390)	(7,454,101)	(70,067,424)

Net increase (decrease)	662,310	$6,054,605	(4,788,955)	$(44,985,703)

Investor C
Shares sold	132,485	$1,214,677	342,624	$3,226,389
Shares issued in reinvestment of distributions	55,112	503,935	129,810	1,207,606
Shares redeemed and automatic conversion of shares	(1,546,913)	(14,101,458)	(2,342,985)	(21,833,050)

Net decrease	(1,359,316)	$(12,382,846)	(1,870,551)	$(17,399,055)

Class K
Shares sold	1,937,611	$17,653,775	564,163	$5,237,470
Shares issued in reinvestment of distributions	68,043	621,798	81,540	755,360
Shares redeemed	(249,759)	(2,268,738)	(560,546)	(5,187,856)

Net increase	1,755,895	$16,006,835	85,157	$804,974

Total Net Increase (Decrease)	301,220	$2,883,751	(12,503,760)	$(116,492,897)

	Six Months Ended 03/31/19		Year Ended 09/30/18
U.S. Government Bond	Shares	Amount	Shares	Amount
Institutional
Shares sold	4,954,833	$50,163,655	6,415,507	$65,409,242
Shares issued in reinvestment of distributions	184,449	1,869,192	290,375	2,961,241
Shares redeemed	(3,959,322)	(39,836,104)	(5,974,946)	(60,945,688)

Net increase	1,179,960	$12,196,743	730,936	$7,424,795

Service
Shares sold	360,119	$3,714,612	22,592	$232,303
Shares issued in reinvestment of distributions	798	8,087	4,094	41,757
Shares redeemed	(32,400)	(330,724)	(167,939)	(1,689,673)

Net increase (decrease)	328,517	$3,391,975	(141,253)	$(1,415,613)

Investor A
Shares sold and automatic conversion of shares	4,436,493	$44,997,048	3,984,573	$40,780,328
Shares issued from conversion(a)	—	—	6,251	64,884
Shares issued in reinvestment of distributions	391,004	3,969,813	681,003	6,965,635
Shares redeemed	(5,984,258)	(60,689,219)	(9,863,976)	(100,907,231)

Net decrease	(1,156,761)	$(11,722,358)	(5,192,149)	$(53,096,384)

Investor B1
Shares sold	—	$—	—	$2
Shares issued in reinvestment of distributions	—	—	21	217
Shares converted(a)	—	—	(6,275)	(64,884)
Shares redeemed	—	—	(1,114)	(11,585)

Net decrease	—	$—	(7,368)	$(76,250)

Investor C
Shares sold	508,991	$5,141,865	1,024,029	$10,546,671
Shares issued in reinvestment of distributions	27,632	280,024	46,914	479,246
Shares redeemed and automatic conversion of shares	(1,033,872)	(10,385,850)	(1,272,743)	(12,997,763)

Net decrease	(497,249)	$(4,963,961)	(201,800)	$(1,971,846)

NOTES TO FINANCIAL STATEMENTS	105

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 03/31/19		Year Ended 09/30/18
U.S. Government Bond	Shares	Amount	Shares	Amount
Investor C1
Shares sold	122,323	$1,233,401	254,602	$2,603,380
Shares issued in reinvestment of distributions	14,786	149,697	30,010	306,631
Shares redeemed	(600,795)	(6,037,325)	(866,715)	(8,881,566)

Net decrease	(463,686)	$(4,654,227)	(582,103)	$(5,971,555)

			Period from 01/25/18 (b) to 09/30/18

Class K
Shares sold	64,848	$655,388	178,325	$1,808,269
Shares issued in reinvestment of distributions	2,302	23,352	1,517	15,354
Shares redeemed	(16,842)	(169,698)	(28,659)	(290,017)

Net increase	50,308	$509,042	151,183	$1,533,606

			Year Ended 09/30/18
Class R
Shares sold	440,712	$4,474,618	605,380	$6,198,711
Shares issued in reinvestment of distributions	22,753	230,888	38,013	388,804
Shares redeemed	(765,535)	(7,783,400)	(809,824)	(8,288,824)

Net decrease	(302,070)	$(3,077,894)	(166,431)	$(1,701,309)

Total Net Decrease	(860,981)	$(8,320,680)	(5,408,985)	$(55,274,556)

(a)	Effective December 27, 2017, Investor B1 shares were converted into Investor A shares.
(b)	Commencement of operations.

As of March 31, 2019, BlackRock HoldCo 2, Inc., an affiliate of the Funds, owned 19,841 Class K Shares of Credit Strategies Income and BlackRock Financial Management, Inc., an affiliate of the Funds, owned 19,550 Class K Shares of U.S. Government Bond.

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation in the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to Financial Statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended September 30, 2018 were classified as follows:

	Share Class	Net Investment Income
Credit Strategies Income	Institutional	$(16,112,100)
	Investor A	(3,885,278)
	Investor C	(986,678)
	Class K	(199,081)
GNMA	Institutional	(10,078,634)
	Service	(279,131)
	Investor A	(4,674,749)
	Investor C	(1,369,949)
	Class K	(755,655)
U.S. Government Bond	Institutional	(3,998,385)
	Service	(41,989)
	Investor A	(8,369,184)
	Investor B1(a)	(302)
	Investor C	(534,817)
	Investor C1	(307,943)
	Class K	(17,877)
	Class R	(389,299)

(a)	Effective December 27, 2017, Investor B1 shares were converted into Investor A shares.

106	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Undistributed (distributions in excess of) net investment income as of September 30, 2018 is as follows:

Undistributed (Distributions in Excess of) Net Investment Income
Credit Strategies Income	$(94,529)
GNMA	7,754
U.S. Government Bond	(1,459,210)

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Effective April 18, 2019, the credit agreement was extended until April 2020 under the same terms.

NOTES TO FINANCIAL STATEMENTS	107

Trustee and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Trustee

Karen P. Robards, Co-Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

Henry Gabbay, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

At a special meeting of shareholders held on November 21, 2018, each Fund’s shareholders elected Trustees who took office on January 1, 2019. The newly elected Trustees include three former Trustees and eight individuals who served as directors/trustees of the funds in the BlackRock Closed-End Complex. Information regarding the individuals who began serving as Trustees effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers(a)

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For Credit Strategies Income.

108	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of the Trust. The newly elected Trustees took office effective January 1, 2019.

Shareholders approved the Trustees* of BlackRock Funds V with voting results as follows:

	Votes For	Votes Withheld
Michael J. Castellano	5,681,237,134	34,155,316
Richard E. Cavanagh	5,683,014,051	32,378,399
Cynthia L. Egan	5,689,624,061	25,768,389
Frank J. Fabozzi	5,685,956,903	29,435,547
Robert Fairbairn	5,687,114,814	28,277,636
Henry Gabbay	5,684,019,280	31,373,170
R. Glenn Hubbard	5,685,110,636	30,281,814
W. Carl Kester	5,686,245,509	29,146,941
Catherine A. Lynch	5,689,695,450	25,697,000
John M. Perlowski	5,683,657,097	31,735,353
Karen P. Robards	5,688,174,287	27,218,163

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Fixed-Income Board, have also been elected to serve as trustees for other BlackRock-advised non-index fixed-income mutual funds and all of the BlackRock-advised closed-end funds.

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

ADDITIONAL INFORMATION	109

Additional Information  (continued)

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

110	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

ARS	Argentine Peso

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CLP	Chilean Peso

CNY	Chinese Yuan

COP	Colombian Peso

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

IDR	Indonesian Rupiah

JPY	Japanese Yen

MXN	Mexican Peso

NOK	Norwegian Krone

NZD	New Zealand Dollar

RUB	New Russian Ruble

SEK	Swedish Krona

TRY	Turkish Lira

TWD	Taiwan Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviations

BZDIOVER	Overnight Brazil CETIP — Interbank Rate

CDX	Credit Default Swap Index

CLO	Collateralized Loan Obligations

CSMC	Credit Suisse Mortgage Capital

DAC	Designated Activity Company

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

LIBOR	London Interbank Offered Rate

MXIBTIIE	Mexico Interbank TIIE 28-Day

OTC	Over-The-Counter

PCL	Public Company Limited

PIK	Payment-in-kind

S&P	S&P Global Ratings

SPDR	S&P Global Rating Depositary Receipts

TBA	To-be-announced

GLOSSARY OF TERMS USED IN THIS REPORT	111

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

TaxableCGU-3/19-SAR

MARCH 31, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Funds V

➢	BlackRock Core Bond Portfolio
➢	BlackRock High Yield Bond Portfolio
➢	BlackRock Low Duration Bond Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended March 31, 2019, the U.S. equity and bond markets posted positive returns while weathering significant volatility. Though the market’s appetite for risk remained healthy for most of the reporting period, risk taking declined sharply in late 2018. Thereafter, global equity markets rebounded strongly, as inflation diminished and the U.S. Federal Reserve (the “Fed”) announced a shift to less restrictive monetary policy.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities. However, recent economic data indicates that Europe may emerge from its economic soft patch, reinvigorated by a manufacturing rebound and China’s economic stimulus.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

By comparison, fixed income securities delivered modest positive returns with relatively low volatility. In fixed income markets, short-term U.S. Treasury yields rose the fastest, while longer-term yields declined slightly. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment-grade and high-yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

The Fed increased short-term interest rates three times during the reporting period. For its last two meetings, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Relatively low inflation and modest economic growth give the Fed room to maintain support for the economy until the economic data builds the case for changing interest rates.

Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low. Economic growth and global earnings are likely to slow somewhat in 2019 because the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. We expect profit margins to continue to contract, which tends to happen late in the business cycle.

In addition, trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. As Brexit moves forward, the United Kingdom and the European Union may face significant obstacles. Most recently, Britain’s Parliament voted to extend the deadline for the separation, as policy makers continue to seek the least disruptive ways to disentangle Europe’s second-largest economy from the European Union. U.S. and emerging market equities remain relatively attractive. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(1.72)%	9.50%
U.S. small cap equities (Russell 2000® Index)	(8.56)	2.05
International equities (MSCI Europe, Australasia, Far East Index)	(3.81)	(3.71)
Emerging market equities (MSCI Emerging Markets Index)	1.71	(7.41)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.17	2.12
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.08	5.59
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	4.63	4.48
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.32	5.12
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.39	5.93
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of March 31, 2019	BlackRock Core Bond Portfolio

Investment Objective

BlackRock Core Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2019, the Fund’s Institutional, Service, Investor A and Class K Shares performed in line with the benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, while the Fund’s Investor C and Class R Shares underperformed.

What factors influenced performance?

During the period, the Fund’s overweight to U.S. investment grade credit added to performance relative to the benchmark. Within securitized assets, exposure to collateralized loan obligations (“CLOs”) and commercial mortgage-backed securities contributed positively. Positioning with respect to overall portfolio duration (sensitivity to interest rate changes) was also beneficial. Finally, an overweight to U.S. municipal bonds contributed to performance.

The Fund’s tactical positioning within emerging markets pursuant to its macro overlay strategies represented the largest detractor from returns.

Describe recent portfolio activity.

During the fourth quarter of 2018, the Fund’s overweight in duration relative to the benchmark was reduced, while exposure was rotated further out the yield curve. Given the investment adviser’s view that slowing economic growth and a near-neutral rate policy by the Fed should keep U.S. interest rates range-bound in the near term, the Fund added to sectors that should benefit from more accommodative monetary policy going forward, such as agency mortgage-backed securities (“MBS”) and municipal bonds, as well as local-currency emerging market debt. The Fund also continued to overweight investment grade credit for high quality income. Despite broader market weakness during the fourth quarter, securitized assets held up well. Thus, the Fund realized profits in areas such as CLOs, and rotated from floating rate to fixed rate exposure.

In the first quarter of 2019, as risk assets rebounded sharply the Fund’s overweight in duration was modestly increased, while exposure was rotated to slightly longer-dated issues. Following the aggressive re-pricing of risk assets in late 2018, the investment adviser used the opportunity to add to the Fund’s overweight in investment grade credit on the belief that the sector should benefit from lower volatility while providing a durable source of income for the portfolio. Given recent dips in interest rates that could lead to a pick-up in prepayment speeds, the Fund shifted to an underweight in agency MBS, while maintaining diversified exposure in securitized assets.

Describe portfolio positioning at period end.

Toward the end of the period, the Fund’s duration was further increased providing a means to manage the portfolio against any “risk-off” move in the market, with a continued preference for the front of the yield curve given an attractive risk/reward profile relative to longer-dated Treasuries. The Fund also maintained an overweight to corporate credit, particularly within high quality names, and in securitized assets as sources of durable income. Given falling rates, the Fund shifted to a short position in agency MBS in anticipation of a potential pick-up in prepayment speeds. Outside of the United States, the Fund held slight overweight positions in areas including non-U.S. credit and emerging market debt, with a cautious stance regarding credit selection.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2019 (continued)	BlackRock Core Bond Portfolio

Performance Summary for the Period Ended March 31, 2019

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.13%	3.05%	4.63%	4.50%	N/A	2.70%	N/A	4.83%	N/A
Service	2.88	2.70	4.61	4.35	N/A	2.43	N/A	4.52	N/A
Investor A	2.77	2.60	4.60	4.34	0.17%	2.42	1.59%	4.52	4.10%
Investor C	2.15	2.00	4.23	3.58	2.58	1.66	1.66	3.75	3.75
Class K	3.18	3.13	4.64	4.54	N/A	2.76	N/A	4.92	N/A
Class R	2.64	2.44	4.36	3.97	N/A	2.14	N/A	4.23	N/A
Bloomberg Barclays U.S. Aggregate Bond Index(c)	—	—	4.63	4.48	N/A	2.74	N/A	3.77	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related sales charges and fees.

(b)

The Fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Bloomberg Barclays U.S. Aggregate Bond Index (the benchmark). On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Core Bond Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)

A widely recognized unmanaged market-weighted index, comprised of investment grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

N/A — Not applicable as share class and Index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including interest expense	Excluding interest expense		Including interest expense		Excluding interest expense
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period (b)	Ending Account Value (03/31/19)	Expenses Paid During the Period (c)
Institutional	$1,000.00	$1,046.30	$3.01	$2.24	$1,000.00	$1,021.99	$2.97	$1,022.74	$2.22
Service	1,000.00	1,046.10	4.29	3.52	1,000.00	1,020.74	4.23	1,021.49	3.48
Investor A	1,000.00	1,046.00	4.28	3.52	1,000.00	1,020.74	4.23	1,021.49	3.48
Investor C	1,000.00	1,042.30	8.10	7.33	1,000.00	1,017.00	8.00	1,017.75	7.24
Class K	1,000.00	1,046.40	2.76	1.99	1,000.00	1,022.24	2.72	1,022.99	1.97
Class R	1,000.00	1,043.60	5.55	4.79	1,000.00	1,019.50	5.49	1,020.24	4.73

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.59% for Institutional, 0.84% for Service, 0.84% for Investor A, 1.59% for Investor C , 0.54% for Class K and 1.09% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.44% for Institutional, 0.69% for Service, 0.69% for Investor A, 1.44% for Investor C , 0.39% for Class K and 0.94% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on Page 14 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of March 31, 2019 (continued)	BlackRock Core Bond Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
Corporate Bonds	35%
U.S. Government Sponsored Agency Obligations	34
U.S. Treasury Obligations	18
Asset-Backed Securities	5
Non-Agency Mortgage-Backed Securities	3
Municipal Bonds	3
Foreign Government Obligations	2
Foreign Agency Obligations	—	(b)
Capital Trusts	—	(b)
Other Interests	—	(b)

(a)	Total Investments exclude short-term securities, options purchased and TBA sale commitments.
(b)	Represents less than 1% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION(a)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa(c)	57%
AA/Aa	5
A	14
BBB/Baa	23
BB/Ba	—	(d)
B	—	(d)
CCC/Caa	—	(d)
NR	1

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities, options purchased and TBA sale commitments.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Represents less than 1% of the Fund’s total investments.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2019	BlackRock High Yield Bond Portfolio

Investment Objective

BlackRock High Yield Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Fund Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2019, the Fund underperformed the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance?

From a sector perspective, the Fund’s holdings in the gaming sector represented the largest detractor over the period, followed by positions within metals & mining and wireless. In terms of credit rating, the Fund’s underweight to BB-rated names detracted, as did security selection within B-rated issues. In terms of the Fund’s asset allocation, equity positions broadly subtracted from performance over the period, as equities were negatively affected by considerable fourth quarter 2018 market volatility. Positions in liquid products such as high yield ETFs, high yield credit default swaps and total return swaps also slightly detracted. Tactical allocations to floating rate loan interests (“bank loans”) and collateralized loan obligations had only modest effects on Fund returns.

Conversely, from a sector perspective, the most meaningful contributors to performance for the six months included positions in the aerospace & defense, pharmaceuticals and banking sectors. In terms of credit rating, security selection within the CCC-rated category contributed to performance, as the Fund avoided the most stressed portions within that segment of the high yield market.

Describe recent portfolio activity.

From an asset allocation perspective, the Fund’s bank loan exposure was managed tactically throughout the six-month period as market conditions warranted. While management of duration (sensitivity to interest rate changes) currently plays less of a role given abated rate fears, strong relative value within capital structures and across sectors continued to provide attractive opportunities within bank loans. The Fund similarly maintained tactical equity positions, though this allocation was reduced over the period. Within core high yield, positioning by credit quality remained broadly consistent as the investment adviser saw better value within B-rated and select CCC-rated names compared with BB-rated securities. That said, toward the beginning of 2019 the investment adviser took advantage of wider spreads and more attractive valuations to increase BB-rated exposures. Lastly, despite an overweight in CCC-rated bonds, the portfolio remained underweight in the riskier, higher yielding portion of the market in order to prudently manage risk.

Describe portfolio positioning at period end.

The Fund’s core issuer/credit biases remained centered on cash flow views, the determination of a specific catalyst and/or idiosyncratic characteristics. Overall, the Fund remained underweight in BB-rated credits. The portfolio was also overweight in B-rated issuers and select CCC-rated bonds with improving credit positions or attractive yields. Importantly, the Fund maintained underweights to the market’s “tails”: both the higher-yielding segment of the market that contains a larger concentration of stressed assets and the lower yielding portion whose spreads are less attractive. From a sector standpoint, technology, aerospace & defense and pharmaceuticals were the Fund’s most significant overweight positions, while retailers, home construction and finance were the largest underweights. From an asset allocation perspective, the Fund ended the period with an approximate 10% allocation to bank loans. The portfolio’s equity positioning was roughly 0.7% at period end, reflecting both common equity positions and futures hedges. The Fund also maintained positions in high yield liquid products.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	7

Fund Summary as of March 31, 2019 (continued)	BlackRock High Yield Bond Portfolio

Performance Summary for the Period Ended March 31, 2019

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.90%	5.90%	1.63%	4.97%	N/A	4.33%	N/A	11.30%	N/A
Service	5.63	5.63	1.48	4.53	N/A	4.02	N/A	10.93	N/A
Investor A	5.35	5.33	1.33	4.49	0.31%	3.97	3.13%	10.93	10.47%
Investor C	4.85	4.85	1.10	3.90	2.91	3.23	3.23	10.12	10.12
Investor C1	4.95	4.95	1.16	3.95	N/A	3.42	N/A	10.29	N/A
Class K	6.01	6.01	1.55	4.94	N/A	4.40	N/A	11.37	N/A
Class R	5.27	5.27	1.31	4.30	N/A	3.67	N/A	10.60	N/A
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(c)	—	—	2.39	5.93	N/A	4.69	N/A	11.21	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related sales charges and fees.

(b)

The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The Fund normally invests at least 80% of its assets in high yield bonds. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock High Yield Bond Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)

An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no one issuer represents more than 2 percent of the index.

N/A — Not applicable as share class and Index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including excise tax and interest expense	Excluding excise tax and interest expense		Including excise tax and interest expense		Excluding excise tax and interest expense
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period (b)	Ending Account Value (03/31/19)	Expenses Paid During the Period (c)
Institutional	$1,000.00	$1,016.30	$3.02	$3.02	$1,000.00	$1,021.94	$3.02	$1,021.94	$3.02
Service	1,000.00	1,014.80	4.47	4.47	1,000.00	1,020.49	4.48	1,020.49	4.48
Investor A	1,000.00	1,013.30	4.62	4.62	1,000.00	1,020.34	4.63	1,020.34	4.63
Investor C	1,000.00	1,011.00	8.27	8.27	1,000.00	1,016.70	8.30	1,016.70	8.30
Investor C1	1,000.00	1,011.60	7.47	7.47	1,000.00	1,017.50	7.49	1,017.50	7.49
Class K	1,000.00	1,015.50	2.51	2.51	1,000.00	1,022.44	2.52	1,022.44	2.52
Class R	1,000.00	1,013.10	6.17	6.17	1,000.00	1,018.80	6.19	1,018.80	6.19

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.60% for Institutional, 0.89% for Service, 0.92% for Investor A, 1.65% for Investor C, 1.49% for Investor C1, 0.50% for Class K and 1.23% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.60% for Institutional, 0.89% for Service, 0.92% for Investor A, 1.65% for Investor C, 1.49% for Investor C1, 0.50% for Class K and 1.23% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on Page 14 for further information on how expenses were calculated.

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2019 (continued)	BlackRock High Yield Bond Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
Corporate Bonds	84%
Floating Rate Loan Interests	10
Asset-Backed Securities	2
Preferred Securities	2
Common Stocks	2
Investment Companies	—	(b)
Non-Agency Mortgage-Backed Securities	—	(b)
Foreign Agency Obligations	—	(b)
Other Interests	—	(b)
Warrants	—	(b)

(a)	Total investments exclude short-term securities.
(b)	Represents less than 1% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	Percent of Total Investments (b)
AA/Aa	—	%(c)
A	1
BBB/Baa	6
BB/Ba	41
B	39
CCC/Caa	10
NR	3

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low rating quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities.
(c)	Represents less than 1% of the Fund’s total investments.

FUND SUMMARY	9

Fund Summary as of March 31, 2019	BlackRock Low Duration Bond Portfolio

Investment Objective

BlackRock Low Duration Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2019, the Fund underperformed the ICE BofAML 1-3 Year U.S. Corporate & Government Index.

What factors influenced performance?

During the period, the Fund’s stance with respect to duration (sensitivity to interest rate changes) and yield curve positioning were the primary detractors from performance. In particular, the Fund’s shorter duration positioning in December 2018 detracted from returns as a strong investor bid for Treasuries prompted reductions in rate levels and higher bond prices.

Conversely, positive contributions to performance over the period were led by the Fund’s allocations to investment grade and high yield corporate bonds. Holdings of securitized sectors also aided relative return, most notably asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”).

Describe recent portfolio activity.

As credit spreads widened in early September 2018, the investment adviser began to increase the Fund’s exposure to investment grade corporate securities on the belief that spreads would tighten by year end. Instead, prevailing “risk-off” market sentiment and a flurry of negative news within credit issues spurred considerable spread widening during the fourth quarter of 2018. The Fund entered 2019 with the view that spreads would recede in light of the Fed’s abrupt change to a dovish stance in the face of broad-based signs of a U.S. economic slowdown. In addition, while the Fund maintained its overweight to corporate bonds, in particular within the communications, banks and energy sectors, some of this exposure was reduced toward the close of the reporting period by selling bonds from the banking sector and rotating into securitized segments such as ABS and CMBS. The Fund emphasized ABS on the belief that the U.S. consumer remains strong. The Fund also added to its CMBS holdings as this sector has lagged the overall retracement in spreads seen in the first quarter of 2019, making it appear attractive on a relative basis. Lastly, the Fund’s allocation to residential mortgage-backed securities was reduced, as the investment adviser believes that lower rates make the sector vulnerable to prepayment risk.

Describe portfolio positioning at period end.

At the end of the reporting period, the Fund was tactically positioned with a slight long duration bias on the view that slower growth, modest inflation and tightening financial conditions should keep potential Fed rate hikes on hold during 2019. From an allocation perspective, the Fund remained structurally underweight in U.S. Treasuries relative to the benchmark. The Fund also continued to favor corporate and structured credit, with large non-benchmark allocations in ABS and CMBS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2019 (continued)	BlackRock Low Duration Bond Portfolio

Performance Summary for the Period Ended March 31, 2019

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.70%	2.66%	2.25%	3.00%	N/A	1.68%	N/A	3.45%	N/A
Service	2.46	2.35	2.02	2.74	N/A	1.39	N/A	3.10	N/A
Investor A	2.40	2.28	2.02	2.74	0.42%	1.38	0.92%	3.11	2.87%
Investor A1	2.61	2.51	2.09	2.89	N/A	1.55	N/A	3.28	N/A
Investor C	1.71	1.59	1.74	1.97	0.97	0.63	0.63	2.36	2.36
Investor C2	2.31	1.77	1.94	2.58	N/A	1.23	N/A	2.97	N/A
Investor C3	1.81	1.47	1.79	2.07	N/A	0.69	N/A	2.36	N/A
Class K	2.75	2.74	2.27	3.04	N/A	1.73	N/A	3.49	N/A
Class R	2.21	1.97	1.89	2.48	N/A	1.12	N/A	2.73	N/A
ICE BofAML 1-3 Year U.S. Corporate & Government Index(c)	—	—	2.40	3.06	N/A	1.24	N/A	1.64	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain classes.

(b)

The Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is between 0-3 years. The Fund normally invests at least 80% of its assets in debt securities. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Low Duration Bond Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)	An unmanaged index comprised of investment grade corporate bonds and U.S. Government Agency and U.S. Treasury securities with a maturity ranging from one to three years.

N/A — Not applicable as share class and Index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including interest expense	Excluding interest expense		Including interest expense		Excluding interest expense
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period (b)	Ending Account Value (03/31/19)	Expenses Paid During the Period (c)
Institutional	$1,000.00	$1,022.50	$2.02	$2.02	$1,000.00	$1,022.94	$2.02	$1,022.94	$2.02
Service	1,000.00	1,020.20	3.27	3.27	1,000.00	1,021.69	3.28	1,021.69	3.28
Investor A	1,000.00	1,020.20	3.27	3.27	1,000.00	1,021.69	3.28	1,021.69	3.28
Investor A1	1,000.00	1,020.90	2.52	2.52	1,000.00	1,022.44	2.52	1,022.44	2.52
Investor C	1,000.00	1,017.40	7.04	7.04	1,000.00	1,017.95	7.04	1,017.95	7.04
Investor C2	1,000.00	1,019.40	4.03	4.03	1,000.00	1,020.94	4.03	1,020.94	4.03
Investor C3	1,000.00	1,017.90	6.54	6.54	1,000.00	1,018.45	6.54	1,018.45	6.54
Class K	1,000.00	1,022.70	1.77	1.77	1,000.00	1,023.19	1.77	1,023.19	1.77
Class R	1,000.00	1,018.90	4.53	4.53	1,000.00	1,020.44	4.53	1,020.44	4.53

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.40% for Institutional, 0.65% for Service, 0.65% for Investor A, 0.50% for Investor A1, 1.40% for Investor C, 0.80% for Investor C2, 1.30% for Investor C3, 0.35% for Class K and 0.90% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.40% for Institutional, 0.65% for Service, 0.65% for Investor A, 0.50% for Investor A1, 1.40% for Investor C, 0.80 % for Investor C2, 1.30% for Investor C3, 0.35% for Class K and 0.90% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

FUND SUMMARY	11

Fund Summary as of March 31, 2019 (continued)	BlackRock Low Duration Bond Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
Corporate Bonds	34%
Asset-Backed Securities	28
Non-Agency Mortgage-Backed Securities	14
U.S. Treasury Obligations	11
U.S. Government Sponsored Agency Obligations	9
Investment Companies	3
Foreign Government Obligations	1
Municipal Bonds	—	(b)
Foreign Agency Obligations	—	(b)

(a)	Total investments exclude short-term securities and TBA sale commitments.
(b)	Represents less than 1% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa(c)	59%
AA/Aa	3
A	12
BBB/Baa	22
BB/Ba	—	(d)
B	—	(d)
D	—	(d)
NR	4

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities and TBA sale commitments.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Represents less than 1% of the Fund’s total investments.

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

On September 17, 2018, each Fund acquired all of the assets, subject to the liabilities, of a corresponding series of BlackRock Funds II (each, a “Predecessor Fund”) in tax-free reorganizations (each, a “Reorganization”). Each Predecessor Fund is the performance and accounting survivor of its Reorganization. Accordingly, information provided herein for periods prior to the Reorganizations is that of each Fund’s corresponding Predecessor Fund. See Note 1 of the Notes to Financial Statements for additional information regarding the Reorganizations.

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% for all Funds included in this report, except for BlackRock Low Duration Bond Portfolio (“Low Duration Bond”), which is subject to an initial sales charge of 2.25%. These shares are subject to a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor A1 Shares (available only in Low Duration Bond) are subject to a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee). The maximum initial sales charge does not apply to current eligible shareholders of Investor A1 Shares of the Fund. Certain redemption of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

Investor C Shares are subject to a 1.00% (CDSC) if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, each Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees.

Investor C1, Investor C2 and Investor C3 Shares (Investor C1 Shares available only in High Yield Bond; Investor C2 and Investor C3 Shares available only in Low Duration Bond) are subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders. In addition, these shares are subject to a distribution fee of 0.55%, 0.30% and 0.65% per year, respectively, and a service fee of 0.25%, 0.10% and 0.25% per year, respectively. Prior to July 18, 2011, Low Duration Bond’s Investor C3 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C3 Shares fees. Effective November 8, 2018, High Yield Bond and Low Duration Bond adopted an automatic conversion feature whereby Investor C1, C2 and C3 Shares, as applicable, held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer sponsored retirement plans. Prior to July 18, 2011, Low Duration Bond’s Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Shares fees.

Investor A1, Investor C1, Investor C2 and Investor C3 Shares of their respective Funds are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at NAV on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

ABOUT FUND PERFORMANCE	13

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2018 and held through March 31, 2019) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) March 31, 2019	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 6.1%
Adams Mill CLO Ltd., Series 2014-1A, Class A2R, (LIBOR USD 3 Month + 1.10%), 3.89%, 07/15/26(a)(b)	USD	1,145	$1,144,819
Allegro CLO II-S Ltd., Series 2014-1RA, Class A1, (LIBOR USD 3 Month + 1.08%), 3.84%, 10/21/28(a)(b)		1,130	1,127,011
ALM V Ltd.(a)(b):
Series 2012-5A, Class A2R3, (LIBOR USD 3 Month + 1.25%), 4.03%, 10/18/27		1,000	982,180
Series 2012-5A, Class BR3, (LIBOR USD 3 Month + 1.65%), 4.43%, 10/18/27		610	597,294
ALM XII Ltd.(a)(b):
Series 2015-12A, Class A1R2, (LIBOR USD 3 Month + 0.89%), 3.67%, 04/16/27		290	289,405
Series 2015-12A, Class BR2, (LIBOR USD 3 Month + 1.65%), 4.43%, 04/16/27		1,110	1,093,345
ALM XVI Ltd.(a)(b):
Series 2015-16A, Class A2R2, (LIBOR USD 3 Month + 1.50%), 4.29%, 07/15/27		1,480	1,467,895
Series 2015-16A, Class BR2, (LIBOR USD 3 Month + 1.90%), 4.69%, 07/15/27		560	549,123
ALM XVIII Ltd., Series 2016-18A, Class A2R, (LIBOR USD 3 Month + 1.65%), 4.44%, 01/15/28(a)(b)		250	249,340
AMMC CLO XII Ltd., Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.20%), 3.90%, 11/10/30(a)(b)		500	498,393
AMMC CLO XIII Ltd., Series 2013-13A, Class A1LR, (LIBOR USD 3 Month + 1.26%), 4.04%, 07/24/29(a)(b)		790	791,382
AMMC CLO XIV Ltd., Series 2014-14A, Class A1LR, (LIBOR USD 3 Month + 1.25%), 4.02%, 07/25/29(a)(b)		1,530	1,532,043
Anchorage Capital CLO 1 Ltd., Series 2018-1RA, Class A1, (LIBOR USD 3 Month + 0.99%), 3.79%, 04/13/31(a)(b)		2,240	2,208,426
Anchorage Capital CLO 3-R Ltd., Series 2014-3RA, Class B, (LIBOR USD 3 Month + 1.50%), 4.26%, 01/28/31(a)(b)		1,040	1,020,111
Anchorage Capital CLO 4-R Ltd., Series 2014-4RA, Class A, (LIBOR USD 3 Month + 1.05%), 3.81%, 01/28/31(a)(b)		920	913,625
Anchorage Capital CLO 5-R Ltd.(a)(b):
Series 2014-5RA, Class B, (LIBOR USD 3 Month + 1.45%), 4.24%, 01/15/30		420	413,613
Series 2014-5RA, Class C, (LIBOR USD 3 Month + 1.85%), 4.64%, 01/15/30		250	242,430
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class AR, (LIBOR USD 3 Month + 1.27%), 4.06%, 07/15/30(a)(b)		580	580,394
Anchorage Capital CLO 7 Ltd.(a)(b):
Series 2015-7A, Class AR, (LIBOR USD 3 Month + 0.96%), 3.75%, 10/15/27		5,890	5,870,800
Series 2015-7A, Class CR, (LIBOR USD 3 Month + 1.70%), 4.49%, 10/15/27		620	608,897
Anchorage Capital CLO 8 Ltd.(a)(b):
Series 2016-8A, Class AR, (LIBOR USD 3 Month + 1.00%), 3.76%, 07/28/28		570	567,398
Series 2016-8A, Class BR, (LIBOR USD 3 Month + 1.60%), 4.36%, 07/28/28		650	645,011
Anchorage Capital CLO Ltd., Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.25%), 4.05%, 10/13/30(a)(b)		670	667,329
Apidos CLO XII, Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.08%), 3.87%, 04/15/31(a)(b)		4,166	4,117,252
Apidos CLO XV, Series 2013-15A, Class A1RR, (LIBOR USD 3 Month + 1.01%), 3.77%, 04/20/31(a)(b)		500	492,552
Apidos CLO XVI, Series 2013-16A, Class A1R, (LIBOR USD 3 Month + 0.98%), 3.74%, 01/19/25(a)(b)		256	256,163
Apidos CLO XVIII, Series 2018-18A, Class A1, (LIBOR USD 3 Month + 1.14%), 3.90%, 10/22/30(a)(b)		350	346,344

Security		Par (000)	Value

Asset-Backed Securities (continued)
Arbor Realty Commercial Real Estate Notes Ltd.(a)(b):
Series 2016-FL1A, Class A, (LIBOR USD 1 Month + 1.70%), 4.18%, 09/15/26	USD	1,300	$1,310,079
Series 2017-FL2, Class A, (LIBOR USD 1 Month + 0.99%), 3.47%, 08/15/27		450	447,814
Ares XXXVII CLO Ltd., Series 2015-4A, Class A1R, (LIBOR USD 3 Month + 1.17%), 3.96%, 10/15/30(a)(b)		310	308,109
Atlas Senior Loan Fund IV Ltd., Series 2013-2A, Class A2RR, (LIBOR USD 3 Month + 1.30%), 3.98%, 02/17/26(a)(b)		830	830,354
Atrium IX, Series 9A, Class AR, (LIBOR USD 3 Month + 1.24%), 3.87%, 05/28/30(a)(b)		990	985,737
Atrium XII, Series 12A, Class AR, (LIBOR USD 3 Month + 0.83%), 3.59%, 04/22/27(a)(b)		380	377,397
Avery Point V CLO Ltd.(a)(b):
Series 2014-5A, Class AR, (LIBOR USD 3 Month + 0.98%), 3.75%, 07/17/26		754	752,443
Series 2014-5A, Class BR, (LIBOR USD 3 Month + 1.50%), 4.27%, 07/17/26		650	646,898
Avery Point VI CLO Ltd.(a)(b):
Series 2015-6A, Class AR, (LIBOR USD 3 Month + 1.05%), 3.78%, 08/05/27		900	898,207
Series 2015-6A, Class BR, (LIBOR USD 3 Month + 1.50%), 4.23%, 08/05/27		590	584,576
Avery Point VII CLO Ltd., Series 2015-7A, Class A1, (LIBOR USD 3 Month + 1.50%), 4.29%, 01/15/28(a)(b)		630	630,472
B2R Mortgage Trust(b):
Series 2015-1, Class A1, 2.52%, 05/15/48		102	101,419
Series 2015-2, Class A, 3.34%, 11/15/48		253	252,571
Babson CLO Ltd., Series 2015-IA, Class BR, (LIBOR USD 3 Month + 1.40%), 4.16%, 01/20/31(a)(b)		250	244,517
Bain Capital Credit CLO, Series 2018-2A, Class A1, (LIBOR USD 3 Month + 1.08%), 3.84%, 07/19/31(a)(b)		330	326,051
Barings CLO Ltd., Series 2018-3A, Class A1, (LIBOR USD 3 Month + 0.95%), 3.71%, 07/20/29(a)(b)		270	268,457
Battalion CLO VII Ltd., Series 2014-7A, Class A1RR, (LIBOR USD 3 Month + 1.04%), 3.81%, 07/17/28(a)(b)		800	795,552
BDS Ltd., Series 2019-FL3, Class A, (LIBOR USD 1 Month + 1.40%), 3.89%, 12/15/35(a)(b)		1,080	1,082,879
Benefit Street Partners CLO V-B Ltd., Series 2018-5BA, Class A1A, (LIBOR USD 3 Month + 1.09%), 3.85%, 04/20/31(a)(b)		360	356,430
Benefit Street Partners CLO VII Ltd., Series 2015-VIIA, Class A1AR, (LIBOR USD 3 Month + 0.78%), 3.56%, 07/18/27(a)(b)		670	665,807
BlueMountain CLO Ltd.(a)(b):
Series 2013-2A, Class A1R, (LIBOR USD 3 Month + 1.18%), 3.94%, 10/22/30		1,770	1,758,479
Series 2015-3A, Class A1R, (LIBOR USD 3 Month + 1.00%), 3.76%, 04/20/31		250	246,812
BSPRT Issuer Ltd., Series 2018-FL3, Class A, (LIBOR USD 1 Month + 1.05%), 3.53%, 03/15/28(a)(b)		324	323,324
Carlyle Global Market Strategies CLO Ltd.(a)(b):
Series 2012-4A, Class AR, (LIBOR USD 3 Month + 1.45%), 4.21%, 01/20/29		5,830	5,833,336
Series 2014-1A, Class A1R2, (LIBOR USD 3 Month + 0.97%), 3.74%, 04/17/31		800	788,477
Series 2014-3RA, Class A1A, (LIBOR USD 3 Month + 1.05%), 3.81%, 07/27/31		3,360	3,312,192
Series 2015-1A, Class BR, (LIBOR USD 3 Month + 1.50%), 4.26%, 04/20/27		250	248,555
Series 2015-1A, Class CR, (LIBOR USD 3 Month + 2.00%), 4.76%, 04/20/27		340	339,490

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Series 2015-3A, Class A2R, (LIBOR USD 3 Month + 1.60%), 4.36%, 07/28/28	USD	530	$527,510
Carlyle US CLO Ltd., Series 2016-4A, Class A2R, (LIBOR USD 3 Month + 1.45%), 4.21%, 10/20/27(a)(b)		250	247,481
CBAM Ltd.(a)(b):
Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.25%), 4.01%, 07/20/30		1,600	1,593,058
Series 2017-2A, Class B1, (LIBOR USD 3 Month + 1.75%), 4.52%, 10/17/29		810	802,245
Cedar Funding II CLO Ltd., Series 2013-1A, Class BR, (LIBOR USD 3 Month + 1.75%), 4.35%, 06/09/30(a)(b)		550	547,112
Cedar Funding VI CLO Ltd., Series 2016-6A, Class AR, (LIBOR USD 3 Month + 1.09%), 3.85%, 10/20/28(a)(b)		2,980	2,965,428
Cedar Funding VIII CLO Ltd.(a)(b):
Series 2017-8A, Class A1, (LIBOR USD 3 Month + 1.25%), 4.02%, 10/17/30		4,530	4,521,193
Series 2017-8A, Class B, (LIBOR USD 3 Month + 1.70%), 4.47%, 10/17/30		750	739,327
Series 2017-8A, Class C, (LIBOR USD 3 Month + 2.25%), 5.02%, 10/17/30		250	244,570
Cent CLO 17 Ltd., Series C17A, Class A1AR, (LIBOR USD 3 Month + 1.03%), 3.78%, 04/30/31(a)(b)		1,860	1,834,258
Cent CLO 24 Ltd., Series 2015-24A, Class A1R, (LIBOR USD 3 Month + 1.07%), 3.86%, 10/15/26(a)(b)		920	918,267
CIFC Funding Ltd.(a)(b):
Series 2014-4RA, Class A1A, (LIBOR USD 3 Month + 1.13%), 3.90%, 10/17/30		4,230	4,214,779
Series 2018-1A, Class A, (LIBOR USD 3 Month + 1.00%), 3.78%, 04/18/31		1,230	1,210,592
Cumberland Park CLO Ltd., Series 2015-2A, Class CR, (LIBOR USD 3 Month + 1.80%), 4.56%, 07/20/28(a)(b)		310	302,429
Deer Creek CLO Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.18%), 3.94%, 10/20/30(a)(b)		500	497,142
Dryden 53 CLO Ltd., Series 2017-53A, Class A, (LIBOR USD 3 Month + 1.12%), 3.91%, 01/15/31(a)(b)		4,900	4,853,525
Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR, (LIBOR USD 3 Month + 0.90%), 3.69%, 10/15/27(a)(b)		3,240	3,225,452
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR, (LIBOR USD 3 Month + 0.90%), 3.69%, 04/15/29(a)(b)		330	326,823
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1LR, (LIBOR USD 3 Month + 1.20%), 3.88%, 08/15/30(a)(b)		1,660	1,653,455
Flatiron CLO Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 0.89%), 3.68%, 04/15/27(a)(b)		780	778,386
Galaxy XXIX CLO Ltd.(a)(b):
Series 2018-29A, Class B, (LIBOR USD 3 Month + 1.40%), 4.08%, 11/15/26		250	247,246
Series 2018-29A, Class C, (LIBOR USD 3 Month + 1.68%), 4.36%, 11/15/26		350	344,685
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class AR2, (LIBOR USD 3 Month + 1.11%), 3.86%, 10/29/29(a)(b)		420	419,146
Greystone Commercial Real Estate Notes Ltd., Series 2017-FL1A, Class A, (LIBOR USD 1 Month + 1.55%), 4.03%, 03/15/27(a)(b)		320	318,792
Greywolf CLO IV Ltd., Series 2014-2A, Class BR, (LIBOR USD 3 Month + 2.35%), 5.12%, 01/17/27(a)(b)		250	250,023
GSAA Home Equity Trust, Series 2006-5, Class 2A1, (LIBOR USD 1 Month + 0.07%), 2.56%, 03/25/36(a)		622	313,325
Halcyon Loan Advisors Funding Ltd., Series 2015-2A, Class AR, (LIBOR USD 3 Month + 1.08%), 3.85%, 07/25/27(a)(b)		3,000	2,998,341

Security		Par (000)	Value

Asset-Backed Securities (continued)
Highbridge Loan Management Ltd.(a)(b):
Series 12A-18, Class A1B, (LIBOR USD 3 Month + 1.25%), 4.03%, 07/18/31	USD	250	$248,829
Series 6A-2015, Class A1R, (LIBOR USD 3 Month + 1.00%), 3.73%, 02/05/31		3,030	2,991,918
Home Partners of America Trust, Series 2016-2, Class A, (LIBOR USD 1 Month + 1.15%), 3.63%, 10/17/33(a)(b)		186	185,743
ICG US CLO Ltd., Series 2015-1A, Class A1R, (LIBOR USD 3 Month + 1.14%), 3.90%, 10/19/28(a)(b)		865	862,365
Invitation Homes Trust, Series 2018-SFR3, Class A, (LIBOR USD 1 Month + 1.00%), 3.48%, 07/17/37(a)(b)		683	681,772
LCM XXI LP, Series 21A, Class AR, (LIBOR USD 3 Month + 0.88%), 3.64%, 04/20/28(a)(b)		820	814,131
LoanCore Issuer Ltd., Series 2018-CRE1, Class A, (LIBOR USD 1 Month + 1.13%), 3.62%, 05/15/28(a)(b)		1,810	1,809,499
Madison Park Funding XIII Ltd., Series 2014-13A, Class AR2, (LIBOR USD 3 Month + 0.95%), 3.71%, 04/19/30(a)(b)		1,090	1,081,450
Madison Park Funding XXVI Ltd., Series 2017-26A, Class AR, (LIBOR USD 3 Month + 1.20%), 3.95%, 07/29/30(a)(b)		1,665	1,658,469
Marathon CRE Ltd., Series 2018-FL1, Class A, (LIBOR USD 1 Month + 1.15%), 3.63%, 06/15/28(a)(b)		420	419,896
Marble Point CLO XI Ltd., Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.18%), 3.96%, 12/18/30(a)(b)		430	426,230
MidOcean Credit CLO III, Series 2014-3A, Class A3A2, (LIBOR USD 3 Month + 0.97%), 3.73%, 04/21/31(a)(b)		480	471,284
Mid-State Trust VII, Series 7, Class A, 6.34%, 12/15/36		1,543	1,626,592
Mountain Hawk II CLO Ltd., Series 2013-2A, Class BR, (LIBOR USD 3 Month + 1.60%), 4.36%, 07/20/24(a)(b)		931	931,478
MP CLO III Ltd., Series 2013-1A, Class AR, (LIBOR USD 3 Month + 1.25%), 4.01%, 10/20/30(a)(b)		830	826,817
MP CLO VIII Ltd.(a)(b):
Series 2015-2A, Class AR, (LIBOR USD 3 Month + 0.91%), 3.67%, 10/28/27		1,420	1,413,929
Series 2015-2A, Class BR, (LIBOR USD 3 Month + 1.42%), 4.18%, 10/28/27		1,500	1,471,673
Navient Private Education Loan Trust, Series 2014-CTA, Class B, (LIBOR USD 1 Month + 1.75%), 4.23%, 10/17/44(a)(b)		895	904,565
Neuberger Berman Loan Advisers CLO Ltd., Series 2017-26A, Class A, (LIBOR USD 3 Month + 1.17%), 3.95%, 10/18/30(a)(b)		1,430	1,424,248
Oaktree CLO Ltd., Series 2015-1A, Class A1R, (LIBOR USD 3 Month + 0.87%), 3.63%, 10/20/27(a)(b)		500	499,545
OCP CLO Ltd.(a)(b):
Series 2014-5A, Class A1R, (LIBOR USD 3 Month + 1.08%), 3.84%, 04/26/31		140	138,081
Series 2015-10A, Class BR, (LIBOR USD 3 Month + 1.85%), 4.61%, 10/26/27		380	369,520
Series 2017-13A, Class A1A, (LIBOR USD 3 Month + 1.26%), 4.05%, 07/15/30		2,610	2,600,255
Series 2017-14A, Class B, (LIBOR USD 3 Month + 1.95%), 4.59%, 11/20/30		250	239,994
Octagon Investment Partners 18-R Ltd., Series 2018-18A, Class A1A, (LIBOR USD 3 Month + 0.96%), 3.74%, 04/16/31(a)(b)		1,780	1,748,299
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.02%), 3.79%, 07/17/30(a)(b)		2,755	2,712,703
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A1R2, (LIBOR USD 3 Month + 1.00%), 3.77%, 01/25/31(a)(b)		2,390	2,354,821

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Octagon Investment Partners XXIII Ltd., Series 2015-1A, Class CR, (LIBOR USD 3 Month + 1.85%), 4.64%, 07/15/27(a)(b)	USD	370	$361,331
OFSI Fund VI Ltd., Series 2014-6A, Class A2R, (LIBOR USD 3 Month + 1.13%), 3.92%, 03/20/25(a)(b)		2,460	2,437,563
OHA Credit Partners IX Ltd., Series 2013-9A, Class A1R, (LIBOR USD 3 Month + 1.01%), 3.77%, 10/20/25(a)(b)		102	102,510
OHA Loan Funding Ltd., Series 2013-2A, Class AR, (LIBOR USD 3 Month + 1.04%), 3.69%, 05/23/31(a)(b)		4,495	4,437,411
OneMain Financial Issuance Trust(b):
Series 2015-1A, Class A, 3.19%, 03/18/26		63	63,196
Series 2015-1A, Class B, 3.85%, 03/18/26		997	999,153
Series 2016-2A, Class A, 4.10%, 03/20/28		156	156,193
OZLM Funding IV Ltd., Series 2013-4A, Class A1R, (LIBOR USD 3 Month + 1.25%), 4.01%, 10/22/30(a)(b)		9,195	9,118,214
OZLM VIII Ltd., Series 2014-8A, Class BRR, (LIBOR USD 3 Month + 2.20%), 4.66%, 10/17/29(a)(b)		340	332,341
OZLM XIV Ltd., Series 2015-14A, Class A2AR, (LIBOR USD 3 Month + 1.70%), 4.49%, 01/15/29(a)(b)		2,110	2,097,245
Palmer Square CLO Ltd.(a)(b):
Series 2018-1A, Class A1, (LIBOR USD 3 Month + 1.03%), 3.81%, 04/18/31		850	839,582
Series 2018-3A, Class A2, (LIBOR USD 3 Month + 1.35%), 4.03%, 08/15/26		776	764,055
Palmer Square Loan Funding Ltd.(a)(b):
Series 2017-1A, Class A2, (LIBOR USD 3 Month + 1.30%), 4.09%, 10/15/25		1,760	1,739,389
Series 2018-4A, Class A1, (LIBOR USD 3 Month + 0.90%), 3.58%, 11/15/26		650	647,532
Park Avenue Institutional Advisers CLO Ltd.(a)(b):
Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.22%), 3.91%, 11/14/29		1,870	1,862,895
Series 2017-1A, Class A2, (LIBOR USD 3 Month + 1.70%), 4.39%, 11/14/29		780	771,081
Progress Residential Trust(b):
Series 2015-SFR2, Class A, 2.74%, 06/12/32		776	770,862
Series 2017-SFR1, Class A, 2.77%, 08/17/34		738	731,209
Race Point IX CLO Ltd., Series 2015-9A, Class A1AR, (LIBOR USD 3 Month + 1.21%), 4.00%, 10/15/30(a)(b)		720	717,047
Regatta VI Funding Ltd., Series 2016-1A, Class AR, (LIBOR USD 3 Month + 1.08%), 3.84%, 07/20/28(a)(b)		2,360	2,349,104
Rockford Tower CLO Ltd.(a)(b):
Series 2017-2A, Class B, (LIBOR USD 3 Month + 1.75%), 4.54%, 10/15/29		860	851,617
Series 2017-3A, Class A, (LIBOR USD 3 Month + 1.19%), 3.95%, 10/20/30		2,090	2,072,545
Romark WM-R Ltd., Series 2018-1A, Class A1, (LIBOR USD 3 Month + 1.03%), 3.79%, 04/20/31(a)(b)		720	707,152
RR Ltd., Series 2018-3A, Class A1R2, (LIBOR USD 3 Month + 1.09%), 3.88%, 01/15/30(a)(b)		670	662,984
Silver Creek CLO Ltd., Series 2014-1A, Class CR, (LIBOR USD 3 Month + 2.30%), 5.06%, 07/20/30(a)(b)		500	493,947
SLM Private Credit Student Loan Trust, Series 2004-B, Class A3, (LIBOR USD 3 Month + 0.33%), 2.94%, 03/15/24(a)		1,246	1,236,047
SLM Private Education Loan Trust(b):
Series 2011-C, Class A2A, (LIBOR USD 1 Month + 3.25%), 5.74%, 10/17/44(a)		449	453,639
Series 2013-A, Class B, 2.50%, 03/15/47		432	431,683
Series 2013-B, Class B, 3.00%, 05/16/44		585	583,746
SMB Private Education Loan Trust, Series 2015-B, Class B, 3.50%, 12/17/40(b)		990	994,991

Security		Par (000)	Value

Asset-Backed Securities (continued)
Sound Point CLO XV Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.39%), 4.16%, 01/23/29(a)(b)	USD	260	$260,146
Springleaf Funding Trust, Series 2015-AA, Class B, 3.62%, 11/15/24(b)		1,445	1,445,483
Steele Creek CLO Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.25%), 4.04%, 01/15/30(a)(b)		1,070	1,066,651
Symphony CLO XIX Ltd., Series 2018-19A, Class A, (LIBOR USD 3 Month + 0.96%), 3.74%, 04/16/31(a)(b)		660	648,973
Symphony CLO XVII Ltd., Series 2016-17A, Class AR, (LIBOR USD 3 Month + 0.88%), 3.67%, 04/15/28(a)(b)		880	875,615
THL Credit Wind River CLO Ltd., Series 2016-1A, Class AR, (LIBOR USD 3 Month + 1.05%), 3.84%, 07/15/28(a)		1,120	1,116,509
TIAA CLO III Ltd., Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.15%), 3.93%, 01/16/31(a)(b)		910	900,879
Towd Point Mortgage Trust(b)(c)(d):
Series 2019-SJ2, Class A2, 4.25%, 11/25/58		3,000	3,017,942
Series 2019-SJ2, Class M1, 4.50%, 11/25/58		3,000	3,019,691
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 05/14/26		1,484	1,484,620
Venture 35 CLO Ltd., Series 2018-35A, Class AS, (LIBOR USD 3 Month + 1.15%), 3.65%, 10/22/31(a)(b)		660	666,406
Venture CLO Ltd., Series 2018-32A, Class A2A, (LIBOR USD 3 Month + 1.07%), 3.85%, 07/18/31(a)(b)		350	345,930
Venture XVIII CLO Ltd., Series 2014-18A, Class AR, (LIBOR USD 3 Month + 1.22%), 4.01%, 10/15/29(a)(b)		3,230	3,230,735
Voya CLO Ltd., Series 2017-4A, Class A1, (LIBOR USD 3 Month + 1.13%), 3.92%, 10/15/30(a)(b)		1,680	1,665,713
Westcott Park CLO Ltd., Series 2016-1A, Class A, (LIBOR USD 3 Month + 1.53%), 4.29%, 07/20/28(a)(b)		1,150	1,149,976
York CLO-2 Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 1.15%), 3.91%, 01/22/31(a)(b)		1,250	1,240,397
York CLO-3 Ltd.(a)(b):
Series 2016-1A, Class AR, (LIBOR USD 3 Month + 1.25%), 4.01%, 10/20/29		520	518,969
Series 2016-1A, Class BR, (LIBOR USD 3 Month + 1.75%), 4.51%, 10/20/29		680	674,031

Total Asset-Backed Securities — 6.1% (Cost: $186,437,440)			184,912,635

Corporate Bonds — 42.8%

Aerospace & Defense — 1.6%
Arconic, Inc., 5.40%, 04/15/21		2,830	2,918,579
BAE Systems Holdings, Inc.(b):
2.85%, 12/15/20		2,698	2,689,264
3.80%, 10/07/24		925	943,616
3.85%, 12/15/25		1,450	1,464,840
4.75%, 10/07/44		107	112,865
Boeing Co. (The):
3.38%, 06/15/46		225	205,290
3.83%, 03/01/59		185	178,755
General Dynamics Corp., 3.75%, 05/15/28		805	848,069
Harris Corp.:
2.70%, 04/27/20		522	520,045
3.83%, 04/27/25		200	204,921
4.40%, 06/15/28		3,860	4,059,487
5.05%, 04/27/45		155	170,953
L3 Technologies, Inc.:
4.95%, 02/15/21		360	371,925
3.85%, 06/15/23		1,930	1,989,033
3.95%, 05/28/24		725	744,575
3.85%, 12/15/26		3,110	3,165,014
4.40%, 06/15/28		275	288,560

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Aerospace & Defense (continued)
Lockheed Martin Corp.:
3.10%, 01/15/23	USD	2,700	$2,729,928
2.90%, 03/01/25		980	977,377
3.55%, 01/15/26		661	682,201
3.60%, 03/01/35		4,355	4,301,579
4.50%, 05/15/36		262	284,153
4.07%, 12/15/42		2,365	2,409,099
3.80%, 03/01/45		330	326,036
Northrop Grumman Corp.:
3.25%, 08/01/23		765	774,175
2.93%, 01/15/25		3,570	3,520,905
3.25%, 01/15/28		859	844,656
3.85%, 04/15/45		803	770,305
4.03%, 10/15/47		1,185	1,169,170
Raytheon Co., 7.20%, 08/15/27		420	541,592
United Technologies Corp.:
1.95%, 11/01/21		3,190	3,125,902
3.65%, 08/16/23		1,050	1,077,786
4.13%, 11/16/28		1,885	1,958,357
5.40%, 05/01/35		526	590,862
4.50%, 06/01/42		2,710	2,801,093

			49,760,967

Air Freight & Logistics — 0.2%
FedEx Corp.:
3.40%, 01/14/22		755	765,083
3.90%, 02/01/35		1,562	1,463,860
3.88%, 08/01/42		3,206	2,821,235
4.10%, 04/15/43		995	903,737

			5,953,915

Airlines — 0.9%
Air Canada Pass-Through Trust(b):
Series 2015-2, Class B, 5.00%, 12/15/23		468	478,422
Series 2017-1, Class B, 3.70%, 01/15/26		10	9,211
Series 2017-1, Class AA, 3.30%, 01/15/30		495	480,947
American Airlines Pass-Through Trust:
Series 2014-1, Class B, 4.38%, 10/01/22		20	20,506
Series 2015-1, Class B, 3.70%, 05/01/23		269	265,464
Series 2015-2, Class B, 4.40%, 09/22/23		2,085	2,100,857
Series 2016-1, Class B, 5.25%, 01/15/24		629	648,082
Series 2016-2, Class B, 4.38%, 06/15/24(b)		886	889,851
Series 2016-3, Class B, 3.75%, 10/15/25		22	21,455
Series 2017-1, Class B, 4.95%, 02/15/25		234	240,569
Series 2017-2, Class B, 3.70%, 10/15/25		456	444,857
Series 2015-2, Class AA, 3.60%, 09/22/27		270	270,705
Series 2016-3, Class AA, 3.00%, 10/15/28		927	895,946
Series 2017-1, Class AA, 3.65%, 02/15/29		190	190,782
Series 2017-2, Class AA, 3.35%, 10/15/29		544	531,270
Continental Airlines Pass-Through Trust, Series 2012-1, Class B, 6.25%, 04/11/20		14	13,957
Delta Air Lines Pass-Through Trust, Series 2019-1, Class AA, 3.20%, 04/25/24		990	1,003,327
Delta Air Lines, Inc.:
2.88%, 03/13/20		11,781	11,759,437
2.60%, 12/04/20		2,460	2,438,400
3.40%, 04/19/21		220	220,899
United Airlines Pass-Through Trust:
Series 2014-1, Class B, 4.75%, 04/11/22		22	22,561
Series 2014-2, Class B, 4.63%, 09/03/22		109	110,607
Series 2016-2, Class B, 3.65%, 10/07/25		109	107,518
Series 2016-1, Class B, 3.65%, 01/07/26		91	90,279
Series 2018-1, Class B, 4.60%, 03/01/26		575	583,908
Series 2015-1, Class AA, 3.45%, 12/01/27		246	244,898
Series 2016-1, Class AA, 3.10%, 07/07/28		63	61,170

Security		Par (000)	Value

Airlines (continued)
Series 2016-2, Class AA, 2.88%, 10/07/28	USD	354	$338,844
Series 2018-1, Class AA, 3.50%, 03/01/30		629	620,181
Series 2019-1, Class AA, 4.15%, 08/25/31		645	667,805
US Airways Pass-Through Trust:
Series 2012-2, Class B, 6.75%, 06/03/21		36	37,936
Series 2013-1, Class B, 5.38%, 11/15/21		151	155,365

			25,966,016

Auto Components — 0.2%
Aptiv plc, 4.25%, 01/15/26		298	306,999
ZF North America Capital, Inc., 4.75%, 04/29/25(b)		4,599	4,466,738

			4,773,737

Automobiles — 0.8%
BMW US Capital LLC, 2.80%, 04/11/26(b)		740	709,785
Daimler Finance North America LLC(b):
3.10%, 05/04/20		2,575	2,579,633
2.30%, 02/12/21		3,005	2,968,800
3.35%, 05/04/21		3,060	3,078,826
General Motors Co.:
5.00%, 04/01/35		630	571,483
6.25%, 10/02/43		130	129,358
5.40%, 04/01/48(e)		170	155,394
Hyundai Capital America(b):
2.55%, 04/03/20		7,145	7,095,307
3.95%, 02/01/22		290	294,218
Volkswagen Group of America Finance LLC(b):
3.88%, 11/13/20		2,555	2,587,811
4.00%, 11/12/21		3,525	3,596,116

			23,766,731

Banks — 9.0%
ABN AMRO Bank NV, 2.65%, 01/19/21(b)		2,120	2,113,261
Banco Santander SA, 3.85%, 04/12/23		2,000	2,017,031
Bank of America Corp.:
(LIBOR USD 3 Month + 0.63%), 2.33%, 10/01/21(a)		13,750	13,622,112
(LIBOR USD 3 Month + 0.63%), 3.50%, 05/17/22(a)		1,115	1,128,054
3.30%, 01/11/23		2,966	3,003,656
4.20%, 08/26/24		1,330	1,376,513
(LIBOR USD 3 Month + 0.97%), 3.46%, 03/15/25(a)		1,290	1,302,840
3.88%, 08/01/25		4,051	4,194,275
4.45%, 03/03/26		3,414	3,557,924
Series L, 4.18%, 11/25/27		1,475	1,497,849
(LIBOR USD 3 Month + 1.58%), 3.82%, 01/20/28(a)		440	445,956
Series FF, (LIBOR USD 3 Month + 2.93%), 5.87%(a)(f)		370	375,420
(LIBOR USD 3 Month + 1.51%), 3.71%, 04/24/28(a)		1,615	1,622,234
(LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/28(a)		6,140	6,003,993
(LIBOR USD 3 Month + 1.07%), 3.97%, 03/05/29(a)		1,470	1,496,746
Barclays plc:
(LIBOR USD 3 Month + 1.90%), 4.97%, 05/16/29(a)		3,590	3,711,223
4.95%, 01/10/47		617	617,119
BNP Paribas SA(b):
2.95%, 05/23/22		3,425	3,402,284
(LIBOR USD 3 Month + 2.24%), 4.70%, 01/10/25(a)		1,890	1,960,367
(USD Swap Semi 5 Year + 5.15%), 7.38%(a)(f)		510	541,237
Citibank NA:
3.40%, 07/23/21		8,540	8,651,313
3.65%, 01/23/24		4,220	4,354,168
Citigroup, Inc.:
2.50%, 07/29/19		5,149	5,146,396
2.90%, 12/08/21		5,950	5,948,425
(LIBOR USD 3 Month + 0.95%), 2.88%, 07/24/23(a)		1,779	1,767,653
4.40%, 06/10/25		1,890	1,956,694
3.20%, 10/21/26		2,610	2,556,324

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
4.45%, 09/29/27	USD	209	$214,734
(LIBOR USD 3 Month + 1.56%), 3.89%, 01/10/28(a)		885	898,704
Citizens Bank NA:
2.25%, 03/02/20		4,956	4,932,905
2.65%, 05/26/22		4,875	4,833,908
Cooperatieve Rabobank UA, (LIBOR USD 3 Month + 10.87%), 11.00%(a)(b)(f)		1,625	1,655,469
Credit Suisse Group Funding Guernsey Ltd.:
2.75%, 03/26/20		2,789	2,785,225
3.13%, 12/10/20		7,540	7,559,173
3.80%, 09/15/22		1,250	1,273,375
Danske Bank A/S(b):
5.00%, 01/12/22		3,130	3,209,934
5.38%, 01/12/24		1,355	1,409,281
Discover Bank, 4.65%, 09/13/28		355	370,869
Fifth Third Bancorp, 3.65%, 01/25/24		2,300	2,355,418
Fifth Third Bank, 2.25%, 06/14/21		2,535	2,508,012
HSBC Holdings plc:
5.10%, 04/05/21		2,000	2,085,233
2.65%, 01/05/22		2,700	2,675,756
(LIBOR USD 3 Month + 1.21%), 3.80%, 03/11/25(a)		200	202,737
(USD Swap Rate 5 Year + 3.75%), 6.00%(a)(f)		3,360	3,331,440
Huntington National Bank (The), 3.25%, 05/14/21		1,940	1,958,307
ING Groep NV, 4.10%, 10/02/23		5,650	5,807,238
Intesa Sanpaolo SpA, 6.50%, 02/24/21(b)		1,200	1,255,549
JPMorgan Chase & Co.:
2.55%, 03/01/21		1,630	1,624,595
4.63%, 05/10/21		3,527	3,658,875
(LIBOR USD 3 Month + 0.61%), 3.51%, 06/18/22(a)		1,750	1,774,410
2.97%, 01/15/23		4,610	4,608,075
(LIBOR USD 3 Month + 0.89%), 3.80%, 07/23/24(a)		5,165	5,303,370
(LIBOR USD 3 Month + 1.00%), 4.02%, 12/05/24(a)		7,535	7,819,694
(LIBOR USD 3 Month + 1.34%), 3.78%, 02/01/28(a)		4,030	4,105,382
(LIBOR USD 3 Month + 1.38%), 3.54%, 05/01/28(a)		1,760	1,761,205
(LIBOR USD 3 Month + 1.26%), 4.20%, 07/23/29(a)		1,070	1,116,195
(LIBOR USD 3 Month + 1.33%), 4.45%, 12/05/29(a)		2,050	2,182,002
(LIBOR USD 3 Month + 1.36%), 3.88%, 07/24/38(a)		165	161,729
KeyBank NA, 3.35%, 06/15/21		1,075	1,091,184
KeyCorp, 4.15%, 10/29/25		750	789,545
Lloyds Banking Group plc:
4.45%, 05/08/25		1,210	1,255,843
3.75%, 01/11/27		1,942	1,909,967
Mitsubishi UFJ Financial Group, Inc.:
3.54%, 07/26/21		1,080	1,095,843
3.00%, 02/22/22		1,276	1,278,653
3.46%, 03/02/23		8,400	8,514,995
Mizuho Financial Group, Inc.:
2.63%, 04/12/21(b)		3,350	3,329,995
2.27%, 09/13/21		1,294	1,271,872
2.95%, 02/28/22		9,839	9,822,154
Nordea Bank Abp(b):
2.13%, 05/29/20		2,295	2,278,482
3.75%, 08/30/23		2,910	2,932,313
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.11%), 6.63%(a)(f)		1,070	1,067,325
Royal Bank of Scotland Group plc, (LIBOR USD 3 Month + 1.48%), 3.50%, 05/15/23(a)		4,395	4,363,781
Santander UK Group Holdings plc, 2.88%, 08/05/21		6,293	6,238,754
Santander UK plc, 5.00%, 11/07/23(b)		2,110	2,160,568
Standard Chartered plc, (LIBOR USD 3 Month + 1.15%), 4.25%, 01/20/23(a)(b)		3,890	3,951,769
Sumitomo Mitsui Trust Bank Ltd., 1.95%, 09/19/19(b)		4,535	4,516,824
SunTrust Banks, Inc., 4.00%, 05/01/25		1,000	1,046,263

Security		Par (000)	Value

Banks (continued)
Toronto-Dominion Bank (The), 3.50%, 07/19/23	USD	1,255	$1,289,941
UBS Group Funding Switzerland AG(b):
2.95%, 09/24/20		7,375	7,372,563
(LIBOR USD 3 Month + 0.95%), 2.86%, 08/15/23(a)		5,500	5,418,580
(USD Swap Semi 5 Year + 4.34%), 7.00%(a)(f)		2,600	2,639,078
4.13%, 09/24/25		472	487,307
UniCredit SpA, 6.57%, 01/14/22(b)		6,360	6,655,219
US Bank NA, (LIBOR USD 3 Month + 0.29%), 3.10%, 05/21/21(a)		745	748,020
Wells Fargo & Co.:
2.60%, 07/22/20		1,098	1,096,331
2.55%, 12/07/20		1,391	1,386,496
2.50%, 03/04/21		5,755	5,727,102
3.50%, 03/08/22		1,115	1,135,804
2.63%, 07/22/22		3,390	3,365,056
3.75%, 01/24/24		4,890	5,032,188
(LIBOR USD 3 Month + 1.31%), 3.58%, 05/22/28(a)		1,480	1,485,702
Wells Fargo Bank NA, (LIBOR USD 3 Month + 0.49%), 3.33%, 07/23/21(a)		3,180	3,201,940

			275,767,323

Beverages — 0.6%
Anheuser-Busch Cos. LLC(b):
4.70%, 02/01/36		7,420	7,412,479
4.90%, 02/01/46		1,260	1,265,525
Anheuser-Busch InBev Worldwide, Inc.:
4.75%, 01/23/29		3,985	4,245,610
4.75%, 04/15/58		1,400	1,334,238
Constellation Brands, Inc., (LIBOR USD 3 Month + 0.70%), 3.38%, 11/15/21(a)		1,550	1,550,797
Keurig Dr. Pepper, Inc.(b):
3.55%, 05/25/21		1,175	1,187,647
4.06%, 05/25/23		1,007	1,035,928
PepsiCo, Inc., 4.00%, 05/02/47		700	737,139

			18,769,363

Biotechnology — 0.4%
AbbVie, Inc.:
2.30%, 05/14/21		860	850,369
3.60%, 05/14/25		1,730	1,733,878
4.50%, 05/14/35		1,994	1,950,494
4.40%, 11/06/42		640	591,585
Amgen, Inc., 4.40%, 05/01/45		1,037	1,016,539
Baxalta, Inc., 5.25%, 06/23/45		233	255,291
Celgene Corp.:
3.95%, 10/15/20		190	193,302
3.25%, 08/15/22		950	959,563
3.55%, 08/15/22		920	939,279
2.75%, 02/15/23		1,340	1,327,112
3.25%, 02/20/23		1,570	1,582,976
Gilead Sciences, Inc.:
4.60%, 09/01/35		960	1,007,627
4.00%, 09/01/36		20	19,628
4.50%, 02/01/45		916	927,098

			13,354,741

Building Products — 0.1%
Holcim US Finance Sarl & Cie SCS, 5.15%, 09/12/23(b)		2,064	2,175,972
Johnson Controls International plc, 5.13%, 09/14/45		490	511,333

			2,687,305

Capital Markets — 2.0%
Bank of New York Mellon Corp. (The), (LIBOR USD 3 Month + 1.07%), 3.44%, 02/07/28(a)		790	802,494
Charles Schwab Corp. (The), 3.20%, 03/02/27		1,070	1,076,185

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Capital Markets (continued)
CME Group, Inc., 3.75%, 06/15/28	USD	140	$147,241
Credit Suisse Group AG, (LIBOR USD 3 Month + 1.24%), 4.21%, 06/12/24(a)(b)		1,660	1,700,477
Deutsche Bank AG:
2.70%, 07/13/20		3,990	3,948,465
2.95%, 08/20/20		1,495	1,481,977
4.25%, 02/04/21		2,875	2,886,021
4.25%, 10/14/21		860	863,861
Goldman Sachs Group, Inc. (The):
2.00%, 04/25/19		813	812,607
2.55%, 10/23/19		3,987	3,981,062
2.75%, 09/15/20		1,050	1,048,763
2.35%, 11/15/21		5,186	5,105,990
(LIBOR USD 3 Month + 1.05%), 2.91%, 06/05/23(a)		740	731,450
3.63%, 02/20/24		245	247,505
(LIBOR USD 3 Month + 1.51%), 3.69%, 06/05/28(a)		2,880	2,852,505
(LIBOR USD 3 Month + 1.30%), 4.22%, 05/01/29(a)		3,035	3,101,768
(LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/38(a)		1,460	1,394,089
ING Bank NV, 5.80%, 09/25/23(b)		1,221	1,316,408
Intercontinental Exchange, Inc.:
4.00%, 10/15/23		1,150	1,207,665
3.75%, 12/01/25		1,450	1,505,876
3.75%, 09/21/28		1,500	1,553,919
Moody’s Corp., 2.75%, 12/15/21		846	845,899
Morgan Stanley:
2.75%, 05/19/22		3,860	3,836,669
6.25%, 08/09/26		880	1,019,279
3.63%, 01/20/27		2,520	2,525,889
(LIBOR USD 3 Month + 1.34%), 3.59%, 07/22/28(a)		6,050	6,004,266
(LIBOR USD 3 Month + 1.14%), 3.77%, 01/24/29(a)		5,250	5,269,096
(LIBOR USD 3 Month + 1.63%), 4.43%, 01/23/30(a)		140	147,452
Northern Trust Corp., (LIBOR USD 3 Month + 1.13%), 3.38%, 05/08/32(a)		1,705	1,670,603
Nuveen LLC, 4.00%, 11/01/28(b)		750	800,068
S&P Global, Inc., 4.00%, 06/15/25		245	257,810
State Street Corp., 2.65%, 05/19/26		983	961,390

			61,104,749

Chemicals — 0.3%
Air Liquide Finance SA, 2.50%, 09/27/26(b)		460	437,365
Dow Chemical Co. (The):
9.00%, 04/01/21		915	1,014,671
4.38%, 11/15/42		1,224	1,169,935
DowDuPont, Inc.:
4.49%, 11/15/25		4,360	4,644,193
5.42%, 11/15/48		2,380	2,714,848
SABIC Capital II BV, 4.00%, 10/10/23(b)		214	218,280
Sherwin-Williams Co. (The), 4.00%, 12/15/42		398	359,182

			10,558,474

Commercial Services & Supplies — 0.3%
RELX Capital, Inc.:
3.50%, 03/16/23		2,310	2,340,444
4.00%, 03/18/29		1,410	1,438,671
Republic Services, Inc.:
4.75%, 05/15/23		710	756,877
2.90%, 07/01/26		1,069	1,046,171
3.95%, 05/15/28		2,495	2,615,403
Waste Management, Inc.:
3.13%, 03/01/25		240	241,575
3.90%, 03/01/35		797	798,617

			9,237,758

Communications Equipment — 0.1%
Cisco Systems, Inc., 2.95%, 02/28/26		501	502,400

Security		Par (000)	Value

Communications Equipment (continued)
Juniper Networks, Inc., 3.30%, 06/15/20	USD	1,064	$1,068,136

			1,570,536

Consumer Finance — 2.2%
AerCap Ireland Capital DAC, 4.63%, 10/30/20		3,330	3,408,252
American Express Co.:
2.50%, 08/01/22		1,404	1,387,591
3.70%, 08/03/23		2,055	2,105,890
4.20%, 11/06/25		2,850	3,013,837
American Express Credit Corp., 2.25%, 08/15/19		2,894	2,889,421
Capital One Financial Corp.:
2.40%, 10/30/20		2,295	2,281,860
3.45%, 04/30/21		693	701,411
3.90%, 01/29/24		2,890	2,954,464
3.75%, 03/09/27		765	752,496
Discover Financial Services, 4.10%, 02/09/27		893	892,495
Ford Motor Credit Co. LLC:
3.16%, 08/04/20		410	407,096
3.20%, 01/15/21		1,060	1,044,798
5.75%, 02/01/21		2,960	3,048,324
3.34%, 03/18/21		205	201,877
5.88%, 08/02/21		5,445	5,637,927
3.22%, 01/09/22		6,600	6,415,025
2.98%, 08/03/22		1,710	1,634,314
4.25%, 09/20/22		1,752	1,739,657
3.10%, 05/04/23		620	581,391
General Motors Financial Co., Inc.:
4.20%, 03/01/21		1,121	1,137,026
3.20%, 07/06/21		8,819	8,779,403
4.20%, 11/06/21		3,370	3,428,626
3.45%, 04/10/22		340	340,020
3.15%, 06/30/22		3,760	3,722,679
4.00%, 01/15/25		2,580	2,527,532
4.00%, 10/06/26		954	913,839
Hyundai Capital Services, Inc., 3.00%, 08/29/22(b)		1,650	1,629,746
Synchrony Financial:
2.70%, 02/03/20		742	741,014
4.38%, 03/19/24		395	400,093
Toyota Motor Credit Corp., 3.05%, 01/11/28		790	789,411

			65,507,515

Containers & Packaging — 0.0%
International Paper Co.:
6.00%, 11/15/41		350	390,536
4.80%, 06/15/44		618	609,048

			999,584

Diversified Consumer Services — 0.1%
Massachusetts Institute of Technology, 3.96%, 07/01/38		1,866	1,994,545

Diversified Financial Services — 0.3%
AXA Equitable Holdings, Inc., 3.90%, 04/20/23		210	215,135
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35		3,090	2,856,663
ORIX Corp., 2.90%, 07/18/22		1,555	1,554,844
Shell International Finance BV:
3.25%, 05/11/25		645	656,861
3.63%, 08/21/42		821	800,820
Synchrony Bank, 3.65%, 05/24/21		3,590	3,623,096
Woodside Finance Ltd., 3.65%, 03/05/25(b)		236	234,485

			9,941,904

Diversified Telecommunication Services — 1.5%
AT&T, Inc.:
0.00%, 11/27/22(b)(g)		3,000	2,679,371
3.40%, 05/15/25		510	504,653

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
4.13%, 02/17/26	USD	320	$327,111
4.30%, 02/15/30		6,990	7,070,233
6.00%, 08/15/40		1,099	1,234,924
4.35%, 06/15/45		3,160	2,899,467
5.15%, 02/15/50		1,680	1,716,231
Deutsche Telekom International Finance BV, 4.38%, 06/21/28(b)		900	937,650
Telefonica Emisiones SAU, 4.67%, 03/06/38		1,445	1,379,191
TELUS Corp., 4.60%, 11/16/48		190	200,037
Verizon Communications, Inc.:
(LIBOR USD 3 Month + 0.55%), 3.21%, 05/22/20(a)		6,352	6,378,710
4.13%, 03/16/27		9,405	9,849,046
4.33%, 09/21/28		1,497	1,583,132
4.50%, 08/10/33		2,240	2,367,666
4.27%, 01/15/36		6,030	6,099,017
4.13%, 08/15/46		1,060	1,027,089

			46,253,528

Electric Utilities — 2.1%
AEP Texas, Inc., 3.95%, 06/01/28		2,070	2,156,579
AEP Transmission Co. LLC, 4.25%, 09/15/48		1,130	1,199,025
Alabama Power Co.:
3.75%, 03/01/45		360	348,424
3.70%, 12/01/47		590	574,912
4.30%, 07/15/48		915	970,032
Alliant Energy Finance LLC, 3.75%, 06/15/23(b)		430	438,533
Baltimore Gas & Electric Co.:
3.50%, 08/15/46		798	749,754
3.75%, 08/15/47		575	555,402
4.25%, 09/15/48		570	599,015
CenterPoint Energy Houston Electric LLC, 3.95%, 03/01/48		1,255	1,285,158
DTE Electric Co., Series A, 4.05%, 05/15/48		1,415	1,474,930
Duke Energy Carolinas LLC:
3.95%, 11/15/28		1,340	1,426,786
3.88%, 03/15/46		480	483,007
3.70%, 12/01/47		575	560,961
Duke Energy Florida LLC:
3.80%, 07/15/28		855	892,597
6.40%, 06/15/38		880	1,178,617
4.20%, 07/15/48		570	599,329
Duke Energy Progress LLC:
3.00%, 09/15/21		395	398,017
3.25%, 08/15/25		895	914,875
3.70%, 09/01/28		2,080	2,169,658
3.45%, 03/15/29		285	291,966
4.20%, 08/15/45		670	700,442
Emera US Finance LP:
2.15%, 06/15/19		1,705	1,701,653
2.70%, 06/15/21		2,554	2,530,843
Entergy Corp., 2.95%, 09/01/26		2,020	1,940,932
Entergy Louisiana LLC:
5.40%, 11/01/24		340	382,152
4.20%, 09/01/48		1,265	1,315,480
4.20%, 04/01/50		125	130,692
Eversource Energy, Series L, 2.90%, 10/01/24		2,430	2,411,148
Exelon Corp.:
2.45%, 04/15/21		470	464,547
4.95%, 06/15/35		400	424,708
4.45%, 04/15/46		1,530	1,576,666
FirstEnergy Transmission LLC, 4.35%, 01/15/25(b)		3,195	3,330,257
Florida Power & Light Co.:
5.69%, 03/01/40		200	251,834
3.95%, 03/01/48		785	813,817

Security		Par (000)	Value

Electric Utilities (continued)
4.13%, 06/01/48	USD	1,255	$1,341,359
3.99%, 03/01/49		550	576,879
ITC Holdings Corp., 2.70%, 11/15/22		1,345	1,320,715
Kansas City Power & Light Co., 4.20%, 03/15/48		2,115	2,196,242
MidAmerican Energy Co., 4.40%, 10/15/44		740	807,643
Mid-Atlantic Interstate Transmission LLC, 4.10%, 05/15/28(b)		470	482,037
Northern States Power Co.:
3.40%, 08/15/42		1,325	1,258,550
4.00%, 08/15/45		560	575,565
4.20%, 09/01/48		405	415,302
Ohio Power Co., Series G, 6.60%, 02/15/33		1,165	1,499,868
Oncor Electric Delivery Co. LLC, 4.55%, 12/01/41		1,000	1,109,724
PacifiCorp, 4.13%, 01/15/49		340	351,419
Public Service Electric & Gas Co., 3.65%, 09/01/28		1,440	1,487,102
Southwestern Electric Power Co., Series M, 4.10%, 09/15/28		735	764,207
Tampa Electric Co.:
2.60%, 09/15/22		1,030	1,022,805
4.30%, 06/15/48		215	215,992
4.45%, 06/15/49		520	536,710
Trans-Allegheny Interstate Line Co., 3.85%, 06/01/25(b)		2,064	2,109,651
Union Electric Co., 3.50%, 03/15/29		905	927,460
Virginia Electric & Power Co.:
Series C, 2.75%, 03/15/23		1,365	1,362,183
Series A, 3.15%, 01/15/26		310	310,256
Series A, 3.50%, 03/15/27		2,683	2,731,921
4.00%, 01/15/43		760	753,096
4.45%, 02/15/44		794	842,623
Series B, 4.20%, 05/15/45		1,409	1,442,423

			63,684,480

Electrical Equipment — 0.0%
Eaton Corp., 2.75%, 11/02/22		1,023	1,019,141

Electronic Equipment, Instruments & Components — 0.2%
Amphenol Corp.:
3.20%, 04/01/24		1,036	1,035,366
4.35%, 06/01/29		85	89,856
Corning, Inc.:
3.70%, 11/15/23		180	182,294
4.38%, 11/15/57		2,825	2,619,821
Tyco Electronics Group SA:
3.45%, 08/01/24		315	319,134
3.13%, 08/15/27		670	646,465

			4,892,936

Energy Equipment & Services — 0.3%
Halliburton Co.:
3.80%, 11/15/25		6,425	6,566,678
5.00%, 11/15/45		33	35,091
Schlumberger Holdings Corp., 3.00%, 12/21/20(b)		2,393	2,403,082

			9,004,851

Entertainment — 0.4%
Historic TW, Inc., 6.63%, 05/15/29		190	231,254
NBCUniversal Media LLC:
5.95%, 04/01/41		1,550	1,905,891
4.45%, 01/15/43		870	901,050
Viacom, Inc.:
4.50%, 03/01/21		1,345	1,379,654
6.88%, 04/30/36		440	516,277
Warner Media LLC:
2.10%, 06/01/19		3,584	3,579,059
3.60%, 07/15/25		886	883,778
3.80%, 02/15/27		885	881,400

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Entertainment (continued)
7.63%, 04/15/31	USD	150	$196,521
4.65%, 06/01/44		285	275,052
4.85%, 07/15/45		1,339	1,351,531

			12,101,467

Equity Real Estate Investment Trusts (REITs) — 0.6%
American Tower Corp.:
3.30%, 02/15/21		1,090	1,100,163
3.45%, 09/15/21		1,247	1,260,732
3.50%, 01/31/23		318	322,365
3.00%, 06/15/23		3,380	3,368,482
5.00%, 02/15/24		302	325,011
4.40%, 02/15/26		214	223,339
3.95%, 03/15/29		850	853,168
CC Holdings GS V LLC, 3.85%, 04/15/23		690	706,458
Crown Castle International Corp.:
3.40%, 02/15/21		572	576,723
2.25%, 09/01/21		2,097	2,066,831
3.20%, 09/01/24		4,245	4,212,554
GLP Capital LP, 5.25%, 06/01/25		2,013	2,108,617
Realty Income Corp.:
3.25%, 10/15/22		315	320,286
3.00%, 01/15/27		160	155,505

			17,600,234

Food & Staples Retailing — 0.2%
Kroger Co. (The), 2.65%, 10/15/26		2,450	2,254,936
Walgreens Boots Alliance, Inc.:
3.45%, 06/01/26		4,360	4,266,926
4.80%, 11/18/44		92	88,171
Walmart, Inc., 4.00%, 04/11/43		530	550,344

			7,160,377

Food Products — 0.2%
Campbell Soup Co., 8.88%, 05/01/21		560	618,776
Conagra Brands, Inc., 3.80%, 10/22/21		355	361,652
General Mills, Inc.:
3.20%, 04/16/21		1,010	1,018,758
4.00%, 04/17/25		805	832,962
Tyson Foods, Inc.:
3.90%, 09/28/23		510	525,389
3.95%, 08/15/24		1,500	1,544,654
3.55%, 06/02/27		1,145	1,125,669
5.10%, 09/28/48		480	488,528

			6,516,388

Gas Utilities — 0.0%
Atmos Energy Corp., 4.13%, 03/15/49		320	331,229

Health Care Equipment & Supplies — 0.8%
Abbott Laboratories, 3.75%, 11/30/26		4,402	4,575,978
Baxter International, Inc., 1.70%, 08/15/21		110	107,067
Becton Dickinson and Co.:
2.13%, 06/06/19		5,305	5,297,681
2.68%, 12/15/19		1,757	1,751,327
2.89%, 06/06/22		3,780	3,762,356
3.30%, 03/01/23		1,150	1,138,568
4.69%, 12/15/44		279	287,915
Covidien International Finance SA, 2.95%, 06/15/23		710	716,082
Edwards Lifesciences Corp., 4.30%, 06/15/28		395	414,256
Medtronic, Inc.:
3.50%, 03/15/25		1,030	1,062,124
4.38%, 03/15/35		4,510	4,924,147

			24,037,501

Security		Par (000)	Value

Health Care Providers & Services — 1.8%
Aetna, Inc.:
4.50%, 05/15/42	USD	694	$656,671
4.13%, 11/15/42		548	491,003
4.75%, 03/15/44		565	551,217
AHS Hospital Corp., 5.02%, 07/01/45		1,507	1,764,128
Anthem, Inc.:
3.50%, 08/15/24		270	273,374
4.10%, 03/01/28		745	766,593
CHRISTUS Health, Series C, 4.34%, 07/01/28		767	819,783
Cigna Corp., 3.20%, 09/17/20(b)		6,055	6,087,639
Cigna Holding Co., 3.25%, 04/15/25		2,057	2,038,852
CVS Health Corp.:
3.70%, 03/09/23		3,400	3,454,673
4.00%, 12/05/23		1,795	1,844,488
4.10%, 03/25/25		2,965	3,044,001
4.78%, 03/25/38		740	732,817
5.13%, 07/20/45		3,860	3,922,876
5.05%, 03/25/48		2,280	2,296,883
HCA, Inc.:
6.50%, 02/15/20		2,830	2,912,251
5.88%, 03/15/22		1,380	1,480,450
4.75%, 05/01/23		540	565,854
5.00%, 03/15/24		770	816,348
5.25%, 04/15/25		4,100	4,402,493
Laboratory Corp. of America Holdings, 2.63%, 02/01/20		1,130	1,127,580
Mercy Health, Series 2018, 4.30%, 07/01/28		147	158,120
Montefiore Obligated Group, Series 18-C, 5.25%, 11/01/48		886	925,718
PeaceHealth Obligated Group, Series 2018, 4.79%, 11/15/48		237	270,354
SSM Health Care Corp., Series 2018, 3.69%, 06/01/23		1,549	1,589,113
Sutter Health, Series 2018, 3.70%, 08/15/28		209	218,051
UnitedHealth Group, Inc.:
2.70%, 07/15/20		687	688,420
3.75%, 07/15/25		6,830	7,129,346
3.70%, 12/15/25		880	915,618
3.10%, 03/15/26		490	489,387
3.45%, 01/15/27		75	76,349
3.85%, 06/15/28		370	387,220
4.63%, 07/15/35		275	308,280
4.63%, 11/15/41		179	195,950
3.95%, 10/15/42		1,434	1,446,639
3.75%, 10/15/47		30	29,134
4.45%, 12/15/48		280	303,655

			55,181,328

Hotels, Restaurants & Leisure — 0.2%
McDonald’s Corp.:
3.70%, 01/30/26		1,155	1,192,339
4.70%, 12/09/35		1,340	1,436,216
3.70%, 02/15/42		490	448,155
3.63%, 05/01/43		200	181,130
4.88%, 12/09/45		1,285	1,389,952
4.45%, 03/01/47		690	703,315

			5,351,107

Household Durables — 0.2%
Lennar Corp., 4.13%, 01/15/22		3,020	3,046,425
Toll Brothers Finance Corp., 5.88%, 02/15/22		2,830	2,977,160

			6,023,585

Industrial Conglomerates — 0.0%
Honeywell International, Inc., 3.81%, 11/21/47		575	583,969

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Insurance — 0.6%
American International Group, Inc., 3.88%, 01/15/35	USD	85	$77,829
Aon Corp., 4.50%, 12/15/28		2,865	3,023,789
Aon plc, 4.75%, 05/15/45		394	409,032
Berkshire Hathaway Finance Corp., 4.25%, 01/15/49		150	157,007
Hartford Financial Services Group, Inc. (The), 4.30%, 04/15/43		360	358,943
Marsh & McLennan Cos., Inc.:
3.50%, 12/29/20		825	835,971
4.05%, 10/15/23		565	587,514
3.88%, 03/15/24		2,200	2,281,853
3.50%, 06/03/24		2,194	2,236,865
3.50%, 03/10/25		730	748,408
3.75%, 03/14/26		74	76,211
4.38%, 03/15/29		295	312,167
4.35%, 01/30/47		159	161,145
4.20%, 03/01/48		980	972,110
Prudential Financial, Inc., 3.88%, 03/27/28		1,720	1,805,169
Travelers Cos., Inc. (The), 4.60%, 08/01/43		698	774,934
Trinity Acquisition plc, 4.40%, 03/15/26		955	990,883
Willis North America, Inc., 3.60%, 05/15/24		2,132	2,145,595

			17,955,425

Interactive Media & Services — 0.0%
Baidu, Inc., 4.38%, 05/14/24		755	784,014

Internet & Direct Marketing Retail — 0.0%
Alibaba Group Holding Ltd., 3.60%, 11/28/24		1,170	1,195,127

IT Services — 0.6%
DXC Technology Co., 2.88%, 03/27/20		1,056	1,055,344
Fidelity National Information Services, Inc.:
3.63%, 10/15/20		116	117,219
3.00%, 08/15/26		3,510	3,362,755
4.75%, 05/15/48		1,300	1,290,220
Fiserv, Inc.:
3.85%, 06/01/25		850	872,137
4.20%, 10/01/28		1,610	1,658,399
IBM Credit LLC, 3.45%, 11/30/20		1,135	1,148,484
International Business Machines Corp., 2.90%, 11/01/21		485	487,235
Total System Services, Inc.:
3.80%, 04/01/21		450	456,884
3.75%, 06/01/23		730	741,060
4.80%, 04/01/26		2,949	3,098,280
VeriSign, Inc., 4.63%, 05/01/23		1,250	1,267,188
Visa, Inc.:
3.15%, 12/14/25		585	593,889
4.15%, 12/14/35		939	1,023,409
4.30%, 12/14/45		520	573,808

			17,746,311

Life Sciences Tools & Services — 0.2%
Thermo Fisher Scientific, Inc.:
3.15%, 01/15/23		705	709,953
3.00%, 04/15/23		1,860	1,860,352
2.95%, 09/19/26		3,206	3,092,885

			5,663,190

Media — 1.6%
Charter Communications Operating LLC:
3.58%, 07/23/20		7,000	7,050,886
4.46%, 07/23/22		1,770	1,831,262
4.50%, 02/01/24		3,270	3,401,160
4.91%, 07/23/25		2,339	2,468,061
6.38%, 10/23/35		3,847	4,289,456
6.48%, 10/23/45		1,455	1,631,060

Security		Par (000)	Value

Media (continued)
Comcast Corp.:
3.30%, 10/01/20	USD	3,320	$3,351,270
3.15%, 03/01/26		2,410	2,397,791
2.35%, 01/15/27		245	228,926
4.15%, 10/15/28		1,140	1,199,893
4.25%, 10/15/30		1,050	1,115,501
4.40%, 08/15/35		1,171	1,222,692
3.20%, 07/15/36		2,947	2,679,615
3.40%, 07/15/46		1,396	1,236,500
4.95%, 10/15/58		985	1,086,454
Cox Communications, Inc.(b):
3.15%, 08/15/24		4,371	4,351,158
3.35%, 09/15/26		269	262,128
Discovery Communications LLC:
4.38%, 06/15/21		1,140	1,171,193
3.95%, 06/15/25(b)		610	614,768
5.20%, 09/20/47		460	447,055
Fox Corp.(b):
4.03%, 01/25/24		495	513,159
4.71%, 01/25/29		800	857,755
Interpublic Group of Cos., Inc. (The):
3.50%, 10/01/20		400	403,448
3.75%, 10/01/21		215	218,736
Time Warner Cable LLC:
5.00%, 02/01/20		1,291	1,312,394
4.13%, 02/15/21		2,660	2,701,542
4.00%, 09/01/21		372	378,079
5.50%, 09/01/41		903	887,940
4.50%, 09/15/42		132	115,372

			49,425,254

Metals & Mining — 0.3%
Anglo American Capital plc(b):
3.63%, 09/11/24		1,755	1,739,076
4.75%, 04/10/27		1,700	1,732,377
ArcelorMittal, 4.55%, 03/11/26		640	654,033
Barrick Gold Corp., 5.25%, 04/01/42		585	632,607
BHP Billiton Finance USA Ltd., 4.13%, 02/24/42		620	650,743
Newmont Mining Corp., 3.50%, 03/15/22		2,210	2,240,572
Nucor Corp., 5.20%, 08/01/43		303	343,891

			7,993,299

Multi-Utilities — 0.2%
Ameren Illinois Co., 3.80%, 05/15/28		890	935,068
Consumers Energy Co., 4.05%, 05/15/48		625	661,040
DTE Energy Co., Series D, 3.70%, 08/01/23		730	747,321
NiSource, Inc.:
2.65%, 11/17/22		195	192,003
3.49%, 05/15/27		1,850	1,843,734
WEC Energy Group, Inc., 3.38%, 06/15/21		320	323,780

			4,702,946

Oil, Gas & Consumable Fuels — 5.1%
Anadarko Petroleum Corp.:
0.00%, 10/10/36(g)		2,000	887,583
6.20%, 03/15/40		550	617,359
Andeavor Logistics LP:
5.25%, 01/15/25		1,400	1,453,303
4.25%, 12/01/27		4,750	4,772,899
5.20%, 12/01/47		970	971,331
Antero Resources Corp.:
5.13%, 12/01/22		2,830	2,844,999
5.63%, 06/01/23		3,020	3,061,525
Apache Corp., 2.63%, 01/15/23		1,034	1,007,806

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
BP Capital Markets America, Inc.:
3.80%, 09/21/25	USD	1,940	$2,011,163
3.12%, 05/04/26		1,320	1,317,008
Buckeye Partners LP, 4.88%, 02/01/21		2,755	2,822,648
Cimarex Energy Co.:
4.38%, 06/01/24		2,115	2,196,982
3.90%, 05/15/27		1,460	1,455,446
Concho Resources, Inc.:
4.38%, 01/15/25		3,950	4,060,331
3.75%, 10/01/27		4,030	3,997,107
Continental Resources, Inc.:
4.50%, 04/15/23		4,992	5,167,627
3.80%, 06/01/24		1,065	1,071,965
Devon Energy Corp., 5.85%, 12/15/25		1,350	1,531,842
Diamondback Energy, Inc., 4.75%, 11/01/24(b)		435	444,700
Enbridge, Inc.:
2.90%, 07/15/22		1,705	1,700,033
3.70%, 07/15/27		1,360	1,356,043
(LIBOR USD 3 Month + 3.42%), 5.50%, 07/15/77(a)		1,230	1,162,350
Energy Transfer Operating LP:
5.20%, 02/01/22		1,100	1,155,311
5.88%, 01/15/24		3,535	3,858,656
4.90%, 02/01/24		270	284,675
4.50%, 04/15/24		580	604,735
6.50%, 02/01/42		1,850	2,055,095
6.13%, 12/15/45		678	737,337
Energy Transfer Partners LP:
5.75%, 09/01/20		330	340,343
5.88%, 03/01/22		2,750	2,939,508
5.00%, 10/01/22		840	885,504
Enterprise Products Operating LLC:
4.45%, 02/15/43		1,742	1,749,318
5.10%, 02/15/45		408	446,830
EOG Resources, Inc., 4.15%, 01/15/26		859	909,401
Hess Corp., 5.80%, 04/01/47		600	624,492
Kinder Morgan Energy Partners LP:
6.38%, 03/01/41		210	243,761
5.00%, 03/01/43		585	585,716
Kinder Morgan, Inc.:
3.15%, 01/15/23		3,420	3,426,582
4.30%, 06/01/25		960	1,001,267
4.30%, 03/01/28		2,300	2,375,895
5.55%, 06/01/45		250	272,657
5.05%, 02/15/46		2,845	2,909,931
Marathon Oil Corp.:
2.70%, 06/01/20		2,300	2,289,273
2.80%, 11/01/22		2,850	2,814,438
Marathon Petroleum Corp.:
5.13%, 03/01/21		2,735	2,849,653
4.75%, 12/15/23(b)		4,080	4,294,581
5.85%, 12/15/45		1,225	1,312,311
MPLX LP:
4.00%, 02/15/25		3,150	3,208,451
4.88%, 06/01/25		1,290	1,373,099
4.13%, 03/01/27		2,450	2,465,433
5.20%, 03/01/47		624	633,164
5.50%, 02/15/49		75	79,999
NGPL PipeCo LLC, 4.38%, 08/15/22(b)		2,481	2,512,013
Northwest Pipeline LLC, 4.00%, 04/01/27		2,085	2,102,429
Pioneer Natural Resources Co., 3.95%, 07/15/22		230	236,632
Plains All American Pipeline LP, 3.65%, 06/01/22		230	231,449
Rockies Express Pipeline LLC, 5.63%, 04/15/20(b)		2,900	2,961,625

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Sabine Pass Liquefaction LLC:
5.63%, 04/15/23	USD	795	$861,669
5.75%, 05/15/24		2,985	3,289,560
5.63%, 03/01/25		2,230	2,450,767
5.88%, 06/30/26		5,288	5,881,749
5.00%, 03/15/27		585	620,344
Spectra Energy Partners LP, 4.50%, 03/15/45		1,430	1,447,999
Sunoco Logistics Partners Operations LP:
5.35%, 05/15/45		772	755,149
5.40%, 10/01/47		1,290	1,288,433
Texas Eastern Transmission LP(b):
3.50%, 01/15/28		1,318	1,287,520
4.15%, 01/15/48		505	484,542
TransCanada PipeLines Ltd.:
4.88%, 01/15/26		3,705	4,006,334
4.25%, 05/15/28		1,145	1,195,055
5.85%, 03/15/36		213	242,728
6.10%, 06/01/40		777	918,466
Transcontinental Gas Pipe Line Co. LLC:
7.85%, 02/01/26		3,472	4,341,068
4.00%, 03/15/28		2,050	2,091,861
Transportadora de Gas Internacional SA ESP, 5.55%, 11/01/28(b)		200	216,219
Valero Energy Corp., 3.40%, 09/15/26		1,139	1,114,366
Western Midstream Operating LP:
5.38%, 06/01/21		5,000	5,182,918
4.00%, 07/01/22		4,360	4,421,860
4.65%, 07/01/26		736	745,549
Williams Cos., Inc. (The):
4.13%, 11/15/20		1,250	1,269,829
7.88%, 09/01/21		425	469,686
4.00%, 11/15/21		2,225	2,283,547
3.70%, 01/15/23		870	885,689
4.55%, 06/24/24		660	696,691
3.75%, 06/15/27		1,835	1,821,714
Series A, 7.50%, 01/15/31		665	835,263
5.75%, 06/24/44		390	428,969

			154,219,158

Paper & Forest Products — 0.1%
Georgia-Pacific LLC:
5.40%, 11/01/20(b)		775	805,620
3.73%, 07/15/23(b)		895	918,315
7.38%, 12/01/25		1,203	1,475,147
7.75%, 11/15/29		300	407,601
Suzano Austria GmbH, 6.00%, 01/15/29(b)		517	550,714

			4,157,397

Pharmaceuticals — 1.1%
Allergan Finance LLC, 3.25%, 10/01/22		4,990	4,990,026
Allergan Funding SCS:
3.80%, 03/15/25		4,125	4,178,773
4.55%, 03/15/35		1,420	1,390,692
Bayer US Finance II LLC(b):
3.38%, 07/15/24		206	200,737
2.85%, 04/15/25		1,500	1,380,017
3.60%, 07/15/42		828	635,345
Bayer US Finance LLC, 3.38%, 10/08/24(b)		327	319,703
Eli Lilly & Co., 4.15%, 03/15/59		1,570	1,615,056
GlaxoSmithKline Capital plc, 3.00%, 06/01/24		510	512,543
GlaxoSmithKline Capital, Inc., 3.88%, 05/15/28		690	723,498
Johnson & Johnson:
2.45%, 03/01/26		185	180,841
3.63%, 03/03/37		245	247,572

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Pharmaceuticals (continued)
Merck & Co., Inc., 3.60%, 09/15/42	USD	200	$194,920
Shire Acquisitions Investments Ireland DAC:
1.90%, 09/23/19		5,310	5,287,061
2.40%, 09/23/21		575	567,904
2.88%, 09/23/23		1,140	1,125,051
3.20%, 09/23/26		2,244	2,169,963
Takeda Pharmaceutical Co. Ltd.(b):
3.80%, 11/26/20		1,130	1,146,390
4.40%, 11/26/23		2,750	2,886,975
5.00%, 11/26/28		2,325	2,520,431
Wyeth LLC:
6.45%, 02/01/24		225	262,258
5.95%, 04/01/37		1,360	1,730,364

			34,266,120

Road & Rail — 0.7%
Ashtead Capital, Inc., 4.13%, 08/15/25(b)		3,000	2,947,500
Burlington Northern Santa Fe LLC:
3.00%, 04/01/25		145	146,203
4.15%, 04/01/45		1,669	1,742,002
4.70%, 09/01/45		355	396,297
CSX Corp.:
4.25%, 03/15/29		1,020	1,083,005
6.15%, 05/01/37		190	232,473
4.75%, 11/15/48		700	757,506
4.25%, 11/01/66		1,255	1,166,487
Norfolk Southern Corp.:
3.65%, 08/01/25		1,015	1,045,773
2.90%, 06/15/26		965	944,967
4.05%, 08/15/52		772	749,078
Penske Truck Leasing Co. LP, 3.40%, 11/15/26(b)		2,744	2,626,110
Ryder System, Inc., 3.75%, 06/09/23		110	112,621
Union Pacific Corp.:
3.15%, 03/01/24		910	923,515
2.75%, 03/01/26		212	206,592
3.38%, 02/01/35		2,390	2,239,062
3.60%, 09/15/37		1,490	1,425,059
3.80%, 10/01/51		680	638,057
3.88%, 02/01/55		1,224	1,127,888

			20,510,195

Semiconductors & Semiconductor Equipment — 2.3%
Analog Devices, Inc.:
2.50%, 12/05/21		2,030	2,011,292
3.90%, 12/15/25		283	288,111
3.50%, 12/05/26		1,630	1,616,106
5.30%, 12/15/45		481	537,393
Applied Materials, Inc.:
3.90%, 10/01/25		565	594,382
3.30%, 04/01/27		1,285	1,297,735
5.10%, 10/01/35		910	1,033,153
4.35%, 04/01/47		2,613	2,743,995
Broadcom Corp.:
2.38%, 01/15/20		6,086	6,053,441
3.00%, 01/15/22		7,602	7,565,224
2.65%, 01/15/23		1,163	1,132,159
3.88%, 01/15/27		405	386,907
Broadcom, Inc.(b):
3.13%, 04/15/21		4,855	4,849,271
3.13%, 10/15/22		3,490	3,474,051
KLA-Tencor Corp.:
4.10%, 03/15/29		3,175	3,231,343
5.00%, 03/15/49		1,575	1,667,087

Security		Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
Lam Research Corp.:
2.75%, 03/15/20	USD	1,081	$1,080,051
2.80%, 06/15/21		555	555,079
3.75%, 03/15/26		1,690	1,720,600
4.88%, 03/15/49		1,600	1,680,975
NVIDIA Corp., 3.20%, 09/16/26		2,240	2,230,805
NXP BV(b):
4.13%, 06/15/20		3,200	3,240,352
4.13%, 06/01/21		7,065	7,200,648
4.63%, 06/15/22		575	594,895
3.88%, 09/01/22		3,848	3,902,372
4.88%, 03/01/24		2,345	2,475,898
QUALCOMM, Inc.:
2.90%, 05/20/24		2,580	2,536,140
4.65%, 05/20/35		2,430	2,503,942
4.80%, 05/20/45		872	885,255
Texas Instruments, Inc.:
2.25%, 05/01/23		460	453,733
4.15%, 05/15/48		425	456,135

			69,998,530

Software — 0.8%
Autodesk, Inc., 3.50%, 06/15/27		3,545	3,430,437
Microsoft Corp.:
3.50%, 02/12/35		2,108	2,136,542
3.45%, 08/08/36		3,150	3,180,665
3.70%, 08/08/46		2,928	2,987,778
Oracle Corp.:
2.50%, 10/15/22		195	193,937
3.40%, 07/08/24		935	956,155
2.65%, 07/15/26		125	120,920
3.90%, 05/15/35		1,497	1,530,368
4.00%, 07/15/46		1,232	1,238,321
4.00%, 11/15/47		120	120,711
4.38%, 05/15/55		826	870,896
VMware, Inc., 2.30%, 08/21/20		8,291	8,214,258

			24,980,988

Specialty Retail — 0.1%
Home Depot, Inc. (The):
3.90%, 12/06/28		160	170,018
5.88%, 12/16/36		1,000	1,258,297
3.50%, 09/15/56		275	252,554
Lowe’s Cos., Inc., 4.38%, 09/15/45		1,200	1,176,052

			2,856,921

Technology Hardware, Storage & Peripherals — 0.3%
Apple, Inc.:
3.00%, 02/09/24		2,553	2,587,786
3.85%, 05/04/43		2,498	2,523,056
3.45%, 02/09/45		630	599,388
Dell International LLC(b):
4.42%, 06/15/21		595	610,446
4.90%, 10/01/26		1,300	1,319,514
8.35%, 07/15/46		375	452,612
Seagate HDD Cayman, 4.25%, 03/01/22		535	536,459

			8,629,261

Thrifts & Mortgage Finance — 0.1%
BPCE SA, 3.00%, 05/22/22(b)		3,040	3,007,776

Tobacco — 0.5%
Altria Group, Inc.:
3.49%, 02/14/22		565	573,867
2.85%, 08/09/22		415	414,016
4.00%, 01/31/24		2,030	2,094,817

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Tobacco (continued)
4.40%, 02/14/26	USD	190	$195,289
4.80%, 02/14/29		650	670,088
5.80%, 02/14/39		1,150	1,216,266
5.38%, 01/31/44		1,750	1,746,236
5.95%, 02/14/49		425	456,048
6.20%, 02/14/59		145	156,102
BAT International Finance plc, 3.95%, 06/15/25(b)		520	521,109
Reynolds American, Inc.:
4.45%, 06/12/25		5,695	5,854,070
5.85%, 08/15/45		574	589,167

			14,487,075

Trading Companies & Distributors — 0.0%
GATX Corp., 2.60%, 03/30/20		1,182	1,178,320

Wireless Telecommunication Services — 0.6%
Rogers Communications, Inc., 5.00%, 03/15/44		320	355,478
Sprint Spectrum Co. LLC(b):
3.36%, 09/20/21		3,447	3,445,841
4.74%, 03/20/25		7,610	7,695,612
Vodafone Group plc:
3.75%, 01/16/24		2,870	2,894,089
4.13%, 05/30/25		1,210	1,233,127
6.15%, 02/27/37		1,575	1,746,748
5.25%, 05/30/48		1,145	1,135,126
(USD Swap Semi 5 Year + 4.87%), 7.00%, 04/04/79(a)		950	964,004

			19,470,025

Total Corporate Bonds — 42.8% (Cost: $1,283,953,296)			1,304,684,616

Foreign Agency Obligations — 0.3%

Mexico — 0.3%
Petroleos Mexicanos:
6.38%, 02/04/21		224	231,168
6.88%, 08/04/26		671	699,383
6.50%, 03/13/27		8,681	8,728,746
5.35%, 02/12/28		606	562,368
5.63%, 01/23/46		904	744,896
6.75%, 09/21/47		111	101,726

			11,068,287

Total Foreign Agency Obligations — 0.3% (Cost: $10,976,075)			11,068,287

Foreign Government Obligations — 2.6%

Colombia — 0.4%
Republic of Colombia:
3.88%, 04/25/27		6,600	6,708,900
7.00%, 06/30/32	COP	18,649,400	5,919,666

			12,628,566

Hungary — 0.1%
Republic of Hungary, 5.38%, 03/25/24	USD	2,860	3,126,909

Indonesia — 0.4%
Republic of Indonesia:
4.10%, 04/24/28(e)		1,130	1,146,950
8.25%, 05/15/29	IDR	135,977,000	9,959,122
8.38%, 03/15/34		12,306,000	886,006
8.38%, 04/15/39		10,964,000	783,418

			12,775,496

Security		Par (000)	Value

Mexico — 0.5%
United Mexican States:
4.15%, 03/28/27	USD	11,841	$12,030,456
7.50%, 06/03/27	MXN	78	390,291
8.50%, 05/31/29		559	2,952,282
7.75%, 11/23/34		42	208,363
10.00%, 11/20/36		80	474,050
5.75%, 10/12/2110	USD	580	594,500

			16,649,942

Oman — 0.0%
Oman Sovereign Sukuk SAOC, 5.93%, 10/31/25(b)		833	834,037

Panama — 0.1%
Republic of Panama, 3.88%, 03/17/28		2,070	2,152,500

Peru — 0.1%
Republic of Peru, 4.13%, 08/25/27		2,070	2,258,370

Philippines — 0.2%
Republic of the Philippines, 3.00%, 02/01/28		5,080	5,016,500

Qatar — 0.1%
State of Qatar(b):
4.00%, 03/14/29		965	995,017
4.82%, 03/14/49		617	648,621

			1,643,638

Russia — 0.3%
Russian Federation, 6.90%, 05/23/29	RUB	628,421	8,700,109

South Africa — 0.3%
Republic of South Africa:
6.25%, 03/31/36	ZAR	160,710	8,086,735
9.00%, 01/31/40		13,898	896,959
8.75%, 01/31/44		13,786	866,326
8.75%, 02/28/48		9,532	598,910

			10,448,930

Uruguay — 0.1%
Oriental Republic of Uruguay, 4.38%, 10/27/27	USD	2,680	2,823,380

Total Foreign Government Obligations — 2.6% (Cost: $79,348,895)			79,058,377

Municipal Bonds — 3.6%
American Municipal Power, Inc. (Combined Hydroelectric Project);
Series 2010B, RB, 7.83%, 02/15/41		350	527,653
Series 2009B, RB, 6.45%, 02/15/44		875	1,178,292
Arizona State University, Series 2017B, RB, 5.00%, 07/01/43		270	315,144
Bay Area Toll Authority, Series 2010S-1, RB, 7.04%, 04/01/50		1,385	2,118,524
Berks County Industrial Development Authority (Tower Health Project);
Series 2017, RB, 5.00%, 11/01/47		420	472,420
Series 2017, RB, 5.00%, 11/01/50		390	437,389
Central Puget Sound Regional Transit Authority, Series 2015S-1, RB, 5.00%, 11/01/50		420	473,613
Chicago O’Hare International Airport, Series 2018C, RB, 4.47%, 01/01/49		835	917,247
City & County of Denver, Series 2016A, RB, 5.00%, 08/01/44		690	792,907
City of Atlanta;
Series 2015, RB, 5.00%, 11/01/40		200	227,894
Series 2018A, RB, 5.00%, 11/01/41		400	471,144
City of Aurora;
Series 2016, RB, 5.00%, 08/01/41		840	974,904

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Municipal Bonds (continued)
Series 2016, RB, 5.00%, 08/01/46	USD	340	$392,707
City of Cleveland, Series 2018, GO, 5.00%, 12/01/43		1,255	1,460,883
City of Columbia, Series 2018, RB, 5.00%, 02/01/42		320	378,486
City of San Antonio Electric & Gas Systems, Series 2010A, RB, 5.81%, 02/01/41		815	1,079,199
Commonwealth of Massachusetts;
Series 2017F, GO, 5.00%, 11/01/40		1,350	1,588,423
Series 2018A, GO, 5.00%, 01/01/46		1,595	1,860,169
Series 2017F, GO, 5.00%, 11/01/46		2,575	3,004,021
Series 2018A, GO, 5.00%, 01/01/48		1,090	1,268,531
County of King, Series 2015A, RB, 5.00%, 07/01/47		430	479,360
District of Columbia, Series 2016A, GO, 5.00%, 06/01/41		2,925	3,377,614
Dutchess County Local Development Corp. (Health Quest Systems, Inc. Project), Series 2016B, RB, 5.00%, 07/01/46		805	901,519
Grand Parkway Transportation Corp. (Grand Parkway Project), Series 2018A, RB, 5.00%, 10/01/43		760	894,596
Health & Educational Facilities Authority of the State of Missouri, Series 2016A, RB, 3.65%, 01/15/46		270	272,508
Las Vegas Valley Water District, Series 2016A, GO, 5.00%, 06/01/46		3,815	4,360,087
Long Island Power Authority, Series 2017, RB, 5.00%, 09/01/47		1,145	1,319,292
Los Angeles Community College District, Series 2010E, GO, 6.60%, 08/01/42		800	1,152,672
Los Angeles Department of Water & Power System (Water System Revenue Bonds), Series 2010A, RB, 6.60%, 07/01/50		415	621,865
Los Angeles Unified School District, Series 2010I, GO, 6.76%, 07/01/34		1,580	2,102,253
Louisiana Public Facilities Authority, Series 2018E, RB, 5.00%, 07/01/48		290	328,825
Maryland Community Development Administration, Series 2018A, RB, 3.85%, 09/01/33		370	391,282
Maryland Stadium Authority (Baltimore City Public Schools Construction & Revitalization Program), Series 2016, RB, 5.00%, 05/01/41		380	433,230
Massachusetts Development Finance Agency;
Series 2018J-2, RB, 5.00%, 07/01/43		210	238,379
Series 2018J-2, RB, 5.00%, 07/01/48		600	677,832
Series 2018J-2, RB, 5.00%, 07/01/53		590	660,794
Massachusetts Housing Finance Agency;
Series 2014B, RB, 4.50%, 12/01/39		220	229,819
Series 2014B, RB, 4.60%, 12/01/44		225	235,215
Series 2015A, RB, 4.50%, 12/01/48		275	289,701
Massachusetts Port Authority, Series 2016B, RB, 5.00%, 07/01/43		380	430,947
Metropolitan Atlanta Rapid Transit Authority, Series 2015B, RB, 5.00%, 07/01/45		330	381,698
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center), Series 2016A, RB, 5.00%, 07/01/40		210	235,227
Metropolitan St Louis Sewer District, Series 2017A, RB, 5.00%, 05/01/47		540	629,656
Metropolitan Transportation Authority;
Series 2010A, RB, 6.67%, 11/15/39		200	269,904
Series 2010E, RB, 6.81%, 11/15/40		610	831,887
Series 2015A, Sub-Series 2015A-1, RB, 5.00%, 11/15/45		200	222,466
Michigan State Housing Development Authority;
Series 2018B, RB, 3.55%, 10/01/33		250	257,350

Security		Par (000)	Value

Municipal Bonds (continued)
Series 2018A, RB, 4.00%, 10/01/43	USD	240	$248,518
Series 2018A, RB, 4.05%, 10/01/48		110	113,356
Series 2018A, RB, 4.15%, 10/01/53		560	577,562
Municipal Electric Authority of Georgia (Plant Vogtle Units 3&4 Units Project), Series 2010A, RB, 6.64%, 04/01/57		323	363,504
New Jersey Transportation Trust Fund Authority, Series 2009B, RB, 6.88%, 12/15/39		1,260	1,268,795
New Jersey Turnpike Authority, Series 2009F, RB, 7.41%, 01/01/40		496	745,002
New York City Housing Development Corp.;
Series 2018C-1-A, RB, 3.70%, 11/01/38		260	266,445
Series 2018C-1-B, RB, 3.85%, 11/01/43		780	800,249
Series 2014C-1-A, RB, 4.20%, 11/01/44		3,490	3,589,640
Series 2018C-1-A, RB, 4.00%, 11/01/53		830	847,555
New York City Transitional Finance Authority Future Tax Secured, Series 2018, Sub-Series C-4, RB, 3.55%, 05/01/25		1,205	1,252,839
New York City Water & Sewer System;
Series 2010GG, RB, 5.72%, 06/15/42		1,720	2,288,202
Series 2011EE, RB, 5.38%, 06/15/43		4,120	4,364,522
Series 2011AA, RB, 5.44%, 06/15/43		410	528,962
Series 2011EE, RB, 5.50%, 06/15/43		4,935	5,246,744
Series 2011CC, RB, 5.88%, 06/15/44		330	451,120
Series 2018CC, RB, 5.00%, 06/15/48		1,250	1,449,713
New York State Dormitory Authority, Series 2010H, RB, 5.39%, 03/15/40		320	386,717
New York Transportation Development Corp. (Delta Air Lines, Inc. Laguardia Airport Terminals C&D Redevelopment Project), Series 2018, RB, 5.00%, 01/01/30		1,365	1,608,516
Northeast Ohio Regional Sewer District, Series 2014, RB, 5.00%, 11/15/49		3,045	3,428,274
Port Authority of New York & New Jersey, Series 181, RB, 4.96%, 08/01/46		1,305	1,591,069
Port of Seattle, Series 2018A, RB, 5.00%, 05/01/43		220	249,306
Rutgers The State University of New Jersey, Series 2010H, RB, 5.67%, 05/01/40		1,770	2,195,278
Salt River Project Agricultural Improvement & Power District, Series 2015A, RB, 5.00%, 12/01/45		840	955,214
San Diego County Regional Airport Authority, Series 2017A, RB, 5.00%, 07/01/47		390	452,108
State of California;
Series 2018, GO, 4.60%, 04/01/38		2,870	3,057,583
Series 2009, GO, 7.55%, 04/01/39		920	1,397,222
Series 2009, GO, 7.30%, 10/01/39		420	607,753
State of Illinois;
Series 2018A, GO, 5.00%, 05/01/20		330	339,379
Series 2017D, GO, 5.00%, 11/01/22		190	204,845
Series 2017D, GO, 5.00%, 11/01/24		1,050	1,148,280
Series 2017A, GO, 5.00%, 12/01/24		210	229,866
Series 2017D, GO, 5.00%, 11/01/25		2,820	3,108,937
Series 2017D, GO, 5.00%, 11/01/26		1,060	1,169,880
Series 2003, GO, 5.10%, 06/01/33		3,525	3,463,735
State of Texas;
Series 2016, GO, 5.00%, 04/01/40		310	358,025
Series 2016, GO, 5.00%, 04/01/43		500	574,895
State of Washington, Series 2018C, GO, 5.00%, 02/01/39		1,935	2,295,258
State of West Virginia, Series 2018B, GO, 5.00%, 12/01/40		200	237,938
Triborough Bridge & Tunnel Authority, Series 2017A, RB, 5.00%, 11/15/47		2,135	2,482,877

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Municipal Bonds (continued)
University of California;
Series 2009R, RB, 5.77%, 05/15/43	USD	5,285	$6,729,496
Series 2012AD, RB, 4.86%, 05/15/2112		219	246,384
University of California Medical Center, Series 2016L, RB, 5.00%, 05/15/47		370	419,909
University of Texas, Series 2017A, RB, 3.38%, 07/01/47		1,285	1,256,075
Utah Transit Authority, Series 2039, RB, 5.94%, 06/15/39		1,455	1,873,414
Virginia Small Business Financing Authority (Transform 66 P3 Project), Series 2017, RB, 5.00%, 12/31/52		590	644,481
Washington Metropolitan Area Transit Authority, Series 2017B, RB, 5.00%, 07/01/36		240	284,050

Total Municipal Bonds — 3.6% (Cost: $105,376,611)			109,565,020

Non-Agency Mortgage-Backed Securities — 3.8%

Collateralized Mortgage Obligations — 0.6%
CHL Mortgage Pass-Through Trust, Series 2004-29, Class 1A1, 3.03%, 02/25/35(d)		338	321,045
CIM Trust, Series 2019-INV1, Class A1, 4.00%, 02/25/49(b)(d)		4,420	4,492,302
JPMorgan Mortgage Trust, Series 2017-3, Class 1A6, 3.00%, 08/25/47(b)(d)		5,432	5,287,557
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, 2.83%, 04/16/36(b)(d)		7,229	6,423,911
MortgageIT Trust, Series 2004-1, Class A1, 3.27%, 11/25/34(d)		618	605,801
Structured Asset Securities Corp. Assistance Loan Trust, Series 2003-AL1, Class A, 3.36%, 04/25/31(b)		305	302,471

			17,433,087

Commercial Mortgage-Backed Securities — 3.0%
Americold LLC, Series 2010-ARTA, Class C, 6.81%, 01/14/29(b)		500	524,232
AOA Mortgage Trust, Series 2015-1177, Class C, 3.01%, 12/13/29(b)(d)		1,550	1,524,217
AREIT Trust, Series 2018-CRE1, Class A, 3.33%, 02/14/35(b)(c)(d)		154	152,252
Ashford Hospitality Trust, Series 2018-ASHF, Class D, 4.58%, 04/15/35(b)(d)		810	809,995
Atrium Hotel Portfolio Trust, Series 2017-ATRM, Class D, 4.43%, 12/15/36(b)(d)		4,050	4,044,887
Aventura Mall Trust, Series 2013-AVM, Class D, 3.74%, 12/05/32(b)(d)		500	505,713
BAMLL Commercial Mortgage Securities Trust(b)(d):
Series 2017-SCH, Class CL, 3.98%, 11/15/32		1,450	1,450,000
Series 2017-SCH, Class DL, 4.48%, 11/15/32		1,490	1,490,000
Series 2018-DSNY, Class D, 4.18%, 09/15/34		630	628,905
Series 2019-AHT, Class C, 4.05%, 03/15/34		450	450,000
Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX, 5.42%, 01/15/49(d)		116	116,197
Bancorp Commercial Mortgage Trust (The), Series 2018-CR3, Class A, 3.33%, 01/15/33(b)(d)		517	513,188
BANK, Series 2018-BN13, Class A5, 4.22%, 08/15/61(d)		160	172,252
BBCMS Mortgage Trust(b)(d):
Series 2018-TALL, Class A, 3.21%, 03/15/37		232	229,820
Series 2018-TALL, Class D, 3.93%, 03/15/37		600	596,240
BBCMS Trust, Series 2015-SRCH, Class A1, 3.31%, 08/10/35(b)		1,119	1,133,910
BB-UBS Trust, Series 2012-SHOW, Class E, 4.03%, 11/05/36(b)(d)		260	253,308

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Bear Stearns Commercial Mortgage Securities Trust 2007-TOP26, Series 2007-T26, Class AM, 5.46%, 01/12/45(d)	USD	223	$222,200
Benchmark Mortgage Trust:
Series 2018-B3, Class D, 3.06%, 04/10/51(b)		130	113,304
Series 2018-B5, Class A4, 4.21%, 07/15/51		320	344,089
Series 2019-B10, Class 3CCA, 1.00%, 03/15/62(b)(d)		1,113	1,090,123
Series 2019-B9, Class A5, 4.02%, 03/15/52		82	87,026
Series 2019-B9, Class C, 4.97%, 03/15/52(d)		678	725,934
BWAY Mortgage Trust(b):
Series 2013-1515, Class A2, 3.45%, 03/10/33		710	723,795
Series 2013-1515, Class C, 3.45%, 03/10/33		2,810	2,784,005
Series 2013-1515, Class E, 3.72%, 03/10/33		100	98,946
BXP Trust(b)(d):
Series 2017-CC, Class D, 3.55%, 08/13/37		210	204,135
Series 2017-GM, Class D, 3.42%, 06/13/39		140	135,989
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class D, 4.23%, 12/15/37(a)(b)		1,185	1,187,451
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.49%, 04/10/29(b)(d)		200	203,711
CCUBS Commercial Mortgage Trust, Series 2017-C1, Class A4, 3.54%, 11/15/50		167	169,983
CD Mortgage Trust:
Series 2006-CD3, Class AM, 5.65%, 10/15/48		1,767	1,825,377
Series 2017-CD3, Class A4, 3.63%, 02/10/50		280	289,261
Series 2017-CD4, Class A4, 3.51%, 05/10/50(d)		10	10,246
CFCRE Commercial Mortgage Trust:
Series 2016-C3, Class A3, 3.87%, 01/10/48		110	114,314
Series 2018-TAN, Class C, 5.29%, 02/15/33(b)		840	866,618
CGDBB Commercial Mortgage Trust(b)(d):
Series 2017-BIOC, Class A, 3.27%, 07/15/32		1,200	1,200,001
Series 2017-BIOC, Class D, 4.08%, 07/15/32		900	901,130
Citigroup Commercial Mortgage Trust:
Series 2013-375P, Class C, 3.52%, 05/10/35(b)(d)		245	245,432
Series 2014-GC19, Class C, 5.10%, 03/10/47(d)		120	126,919
Series 2016-C1, Class D, 4.95%, 05/10/49(b)(d)		110	107,277
Series 2016-P3, Class C, 4.83%, 04/15/49(d)		501	526,223
Series 2016-P3, Class D, 2.80%, 04/15/49(b)(d)		230	190,522
Series 2017-C4, Class A4, 3.47%, 10/12/50		290	296,068
COMM Mortgage Trust, Series 2017-COR2, Class A3, 3.51%, 09/10/50		270	275,087
Commercial Mortgage Pass-Through Certificates, Series 2014-CR14, Class A4, 4.24%, 02/10/47(d)		600	633,372
Commercial Mortgage Trust:
Series 2014-CR15, Class C, 4.74%, 02/10/47(d)		70	74,355
Series 2014-CR16, Class A4, 4.05%, 04/10/47		1,534	1,607,338
Series 2014-CR17, Class A5, 3.98%, 05/10/47		831	870,056
Series 2014-CR18, Class A4, 3.55%, 07/15/47		130	133,207
Series 2014-CR19, Class A5, 3.80%, 08/10/47		440	457,842
Series 2014-LC15, Class A4, 4.01%, 04/10/47		320	335,127
Series 2014-UBS4, Class C, 4.63%, 08/10/47(d)		551	558,195
Series 2015-CR25, Class A4, 3.76%, 08/10/48		760	788,848
Series 2015-LC19, Class A4, 3.18%, 02/10/48		420	423,961
Series 2015-LC19, Class C, 4.26%, 02/10/48(d)		1,160	1,186,278
Series 2015-LC19, Class D, 2.87%, 02/10/48(b)		810	715,938
Series 2015-LC23, Class A4, 3.77%, 10/10/48		100	103,962
Series 2016-667M, Class D, 3.18%, 10/10/36(b)(d)		440	408,192
Series 2017-COR2, Class D, 3.00%, 09/10/50(b)		4,150	3,634,607
Core Industrial Trust(b):
Series 2015-TEXW, Class A, 3.08%, 02/10/34		3,374	3,399,118
Series 2015-TEXW, Class D, 3.85%, 02/10/34(d)		440	443,633
CSAIL Commercial Mortgage Trust:
Series 2015-C2, Class A4, 3.50%, 06/15/57		270	276,163

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Series 2018-CX11, Class A5, 4.03%, 04/15/51(d)	USD	730	$768,871
CSMC Trust(b):
Series 2015-GLPB, Class A, 3.64%, 11/15/34		1,119	1,149,123
Series 2016-MFF, Class A, 4.08%, 11/15/33(d)		173	173,976
Series 2017-PFHP, Class A, 3.43%, 12/15/30(d)		530	528,157
Series 2017-TIME, Class A, 3.65%, 11/13/39		230	231,977
CSWF, Series 2018-TOP, Class A, 3.48%, 08/15/35(b)(d)		312	311,138
DBUBS Mortgage Trust(b):
Series 2011-LC1A, Class E, 5.70%, 11/10/46(d)		1,310	1,356,991
Series 2017-BRBK, Class A, 3.45%, 10/10/34		1,080	1,102,509
Eleven Madison Mortgage Trust, Series 2015-11MD, Class A, 3.55%, 09/10/35(b)(d)		350	359,419
GPMT Ltd., Series 2018-FL1, Class A, 3.39%, 11/21/35(b)(d)		536	534,930
GS Mortgage Securities Corp. II(b):
Series 2005-ROCK, Class A, 5.37%, 05/03/32		800	899,694
Series 2013-KING, Class D, 3.44%, 12/10/27(d)		1,150	1,144,697
GS Mortgage Securities Corp. Trust(b):
Series 2016-RENT, Class C, 4.07%, 02/10/29(d)		395	397,910
Series 2017-500K, Class D, 3.78%, 07/15/32(d)		360	358,537
Series 2017-GPTX, Class A, 2.86%, 05/10/34		570	566,692
Series 2018-HULA, Class D, 4.28%, 07/15/25(d)		280	280,173
GS Mortgage Securities Trust:
Series 2014-GC20, Class B, 4.53%, 04/10/47(d)		400	404,887
Series 2015-GC32, Class C, 4.41%, 07/10/48(d)		790	813,117
Series 2015-GS1, Class A3, 3.73%, 11/10/48		150	155,469
Series 2017-GS6, Class A3, 3.43%, 05/10/50		300	304,027
Series 2017-GS7, Class A4, 3.43%, 08/10/50		403	407,994
Series 2017-GS7, Class D, 3.00%, 08/10/50(b)		150	133,048
Series 2017-GS7, Class E, 3.00%, 08/10/50(b)		50	42,808
HMH Trust, Series 2017-NSS, Class A, 3.06%, 07/05/31(b)		1,890	1,885,853
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A, 2.84%, 08/10/38(b)		660	645,262
IMT Trust(b):
Series 2017-APTS, Class AFX, 3.48%, 06/15/34		440	449,515
Series 2017-APTS, Class DFX, 3.50%, 06/15/34(d)		730	721,374
InTown Hotel Portfolio Trust, Series 2018-STAY, Class A, 3.18%, 01/15/33(b)(d)		150	149,103
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C21, Class A5, 3.77%, 08/15/47		450	467,593
Series 2014-C26, Class A4, 3.49%, 01/15/48		753	770,595
Series 2015-C33, Class D1, 4.12%, 12/15/48(b)(d)		553	532,801
JPMCC Commercial Mortgage Securities Trust:
Series 2017-JP5, Class D, 4.65%, 03/15/50(b)(d)		520	506,603
Series 2017-JP6, Class A5, 3.49%, 07/15/50		270	276,086
Series 2017-JP7, Class B, 4.05%, 09/15/50		90	92,221
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2012-CBX, Class A4FL, 3.78%, 06/15/45(b)(d)		110	112,206
Series 2014-C20, Class A5, 3.80%, 07/15/47		480	499,351
Series 2015-JP1, Class D, 4.24%, 01/15/49(d)		770	737,812
Series 2015-JP1, Class E, 4.24%, 01/15/49(b)(d)		299	277,871
Series 2015-UES, Class C, 3.62%, 09/05/32(b)(d)		990	992,763
Series 2016-NINE, Class A, 2.85%, 10/06/38(b)(d)		1,330	1,300,597
Series 2017-MAUI, Class A, 3.32%, 07/15/34(b)(d)		330	328,756
Series 2017-MAUI, Class D, 4.44%, 07/15/34(b)(d)		130	130,080
MAD Mortgage Trust, Series 2017-330M, Class D, 3.71%, 08/15/34(b)(d)		300	299,921
Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class F, 6.32%, 09/12/42(b)(d)		100	101,764
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C16, Class A5, 3.89%, 06/15/47		1,120	1,170,038
Series 2015-C23, Class A4, 3.72%, 07/15/50		248	256,996

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Series 2015-C23, Class D, 4.13%, 07/15/50(b)(d)	USD	424	$398,576
Series 2015-C25, Class C, 4.53%, 10/15/48(d)		320	332,457
Series 2015-C26, Class D, 3.06%, 10/15/48(b)		653	575,906
Series 2017-C33, Class C, 4.56%, 05/15/50(d)		585	587,313
Morgan Stanley Capital Barclays Bank Trust, Series 2016-MART, Class A, 2.20%, 09/13/31(b)		200	197,217
Morgan Stanley Capital I, Series 2017-HR2, Class D, 2.73%, 12/15/50		1,360	1,134,084
Morgan Stanley Capital I Trust:
Series 2006-T21, Class AJ, 5.27%, 10/12/52(d)		34	33,635
Series 2007-T27, Class AJ, 5.95%, 06/11/42(d)		385	406,198
Series 2014-CPT, Class E, 3.45%, 07/13/29(b)(d)		350	349,192
Series 2017-H1, Class A5, 3.53%, 06/15/50		120	122,626
Series 2017-H1, Class C, 4.28%, 06/15/50(d)		730	724,066
Series 2017-H1, Class D, 2.55%, 06/15/50(b)		2,440	1,972,545
Series 2017-JWDR, Class D, 4.43%, 11/15/34(b)(d)		1,280	1,282,392
Series 2019-AGLN, Class D, 4.25%, 03/15/34(b)(d)		1,700	1,700,000
Series 2019-L2, Class A4, 4.07%, 03/15/52		403	428,674
Morgan Stanley Capital I, Inc.:
Series 2018-H3, Class A5, 4.18%, 07/15/51		190	203,449
Series 2018-H3, Class C, 4.85%, 07/15/51(d)		730	763,859
Series 2018-H3, Class D, 3.00%, 07/15/51(b)		510	430,721
Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class A, 3.43%, 06/15/35(b)(d)		190	188,123
Prima Capital CRE Securitization Ltd., Series 2015-4A, Class C, 4.00%, 08/24/49(b)(c)		220	219,340
Resource Capital Corp. Ltd.(b)(d):
Series 2017-CRE5, Class A, 3.28%, 07/15/34		58	57,665
Series 2017-CRE5, Class B, 4.48%, 07/15/34		266	263,504
VNDO Mortgage Trust, Series 2013-PENN, Class D, 3.95%, 12/13/29(b)(d)		150	150,428
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class A, 3.83%, 06/15/29(b)(d)		1,495	1,494,960
Wells Fargo Commercial Mortgage Trust:
Series 2014-LC18, Class A5, 3.41%, 12/15/47		130	132,329
Series 2015-C27, Class C, 3.89%, 02/15/48		425	412,454
Series 2015-C28, Class A4, 3.54%, 05/15/48		220	225,123
Series 2015-C31, Class A4, 3.70%, 11/15/48		250	258,787
Series 2015-NXS2, Class A5, 3.77%, 07/15/58(d)		890	923,786
Series 2015-NXS4, Class A4, 3.72%, 12/15/48		150	154,960
Series 2015-NXS4, Class D, 3.60%, 12/15/48(d)		181	170,544
Series 2015-P2, Class A4, 3.81%, 12/15/48		510	531,940
Series 2016-NXS5, Class D, 4.88%, 01/15/59(d)		2,717	2,644,311
Series 2017-C38, Class A5, 3.45%, 07/15/50		547	554,414
Series 2017-C39, Class C, 4.12%, 09/15/50		160	157,432
Series 2017-C39, Class D, 4.35%, 09/15/50(b)(d)		120	114,364
Series 2017-HSDB, Class A, 3.35%, 12/13/31(b)(d)		397	395,946
Series 2018-1745, Class A, 3.75%, 06/15/36(b)(d)		210	217,179
Series 2018-C44, Class D, 3.00%, 05/15/51(b)		260	209,000
Series 2018-C45, Class C, 4.73%, 06/15/51		130	132,909
Series 2019-C49, Class A5, 4.02%, 03/15/52		531	560,214
WFRBS Commercial Mortgage Trust:
Series 2011-C3, Class A3FL, 3.43%, 03/15/44(b)(d)		16	16,460
Series 2014-C21, Class A5, 3.68%, 08/15/47		485	501,475

			93,172,336

Interest Only Commercial Mortgage-Backed Securities — 0.2%
245 Park Avenue Trust, Series 2017-245P, Class XA, 0.15%, 06/05/37(b)(d)		11,000	153,890
Banc of America Commercial Mortgage Trust(d):
Series 2017-BNK3, Class XB, 0.63%, 02/15/50		4,185	185,883
Series 2017-BNK3, Class XD, 1.29%, 02/15/50(b)		2,000	169,640
BBCMS Trust, Series 2015-SRCH, Class XA, 0.96%, 08/10/35(b)(d)		7,280	454,272

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.60%, 11/05/36(b)(d)	USD	65,905	$2,117,126
Benchmark Mortgage Trust, Series 2019-B9, Class XA, 1.05%, 03/15/52		4,959	412,688
CFCRE Commercial Mortgage Trust(d):
Series 2016-C4, Class XA, 1.73%, 05/10/58		2,142	197,606
Series 2016-C4, Class XB, 0.73%, 05/10/58		2,030	95,410
Commercial Mortgage Trust(d):
Series 2013-CR6, Class XA, 1.06%, 03/10/46		18,440	548,776
Series 2015-3BP, Class XA, 0.06%, 02/10/35(b)		40,878	225,238
Series 2018-COR3, Class XD, 1.75%, 05/10/51(b)		770	99,323
Core Industrial Trust, Series 2015-TEXW, Class XA, 0.77%, 02/10/34(b)(d)		5,876	109,687
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class XB, 0.14%, 11/15/50(d)		3,170	52,883
DBJPM Mortgage Trust, Series 2017-C6, Class XD, 1.00%, 06/10/50(d)		3,040	189,453
GS Mortgage Securities Corp. II, Series 2013-KING, Class XA, 0.73%, 12/10/27(b)(d)		29,623	97,273
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class XA, 0.87%, 09/15/47(d)		1,028	37,911
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49(b)(d)		1,800	86,551
JPMorgan Chase Commercial Mortgage Securities Trust(d):
Series 2013-LC11, Class XB, 0.51%, 04/15/46		4,040	82,494
Series 2016-JP3, Class XC, 0.75%, 08/15/49(b)		4,330	200,046
Morgan Stanley Bank of America Merrill Lynch Trust(d):
Series 2015-C22, Class XA, 1.10%, 04/15/48		1,015	48,040
Series 2016-C31, Class XA, 1.43%, 11/15/49		973	75,472
Morgan Stanley Capital I Trust(d):
Series 2017-H1, Class XD, 2.20%, 06/15/50(b)		3,030	455,045
Series 2019-L2, Class XA, 1.20%, 03/15/52		2,059	171,146
Morgan Stanley Capital I, Inc., Series 2018-H4, Class XA, 0.87%, 12/15/51(d)		3,208	214,014
Olympic Tower Mortgage Trust, Series 2017-OT, Class XA, 0.38%, 05/10/39(b)(d)		10,700	313,938
One Market Plaza Trust(b)(d):
Series 2017-1MKT, Class XCP, 0.09%, 02/10/32		17,050	69,905
Series 2017-1MKT, Class XNCP, 0.00%, 02/10/32(c)		3,410	34
UBS Commercial Mortgage Trust, Series 2018-C14, Class XA, 1.01%, 12/15/51(d)		1,218	92,603
Wells Fargo Commercial Mortgage Trust(d):
Series 2016-BNK1, Class XD, 1.26%, 08/15/49(b)		1,180	87,768
Series 2018-C44, Class XA, 0.76%, 05/15/51		3,035	165,306

			7,209,421

Total Non-Agency Mortgage-Backed Securities — 3.8% (Cost: $116,510,786)			117,814,844

		Beneficial Interest (000)

Other Interests — 0.0%(c)(h)(i)(j)

Capital Markets — 0.0%
Lehman Brothers Holdings, Inc.		16,030	—

Total Other Interests — 0.0%			—

Security		Par (000)	Value

Capital Trusts — 0.3%

Capital Markets — 0.2%(f)(k)
Bank of New York Mellon Corp. (The), Series F, 4.62%(j)	USD	2,494	$2,356,830
State Street Corp., Series H, 5.63%		2,280	2,297,100

			4,653,930

Entertainment — 0.1%
NBCUniversal Enterprise, Inc., 5.25%(b)(f)(j)		3,610	3,664,150

Total Capital Trusts — 0.3% (Cost: $8,414,549)			8,318,080

U.S. Government Sponsored Agency Securities — 40.5%

Agency Obligations — 0.1%
Federal National Mortgage Association, 6.63%, 11/15/30		1,500	2,065,599

Collateralized Mortgage Obligations — 0.0%
Federal Home Loan Mortgage Corp.:
Series 1591, Class PK, 6.35%, 10/15/23		322	340,181
Series 2996, Class MK, 5.50%, 06/15/35		9	9,375
Federal National Mortgage Association:
Series 2005-29, Class AT, 4.50%, 04/25/35		4	4,298
Series 2005-29, Class WB, 4.75%, 04/25/35		123	126,635
Series 2005-48, Class AR, 5.50%, 02/25/35		49	48,876
Series 2005-62, Class CQ, 4.75%, 07/25/35		74	74,899

			604,264

Commercial Mortgage-Backed Securities — 0.6%
Federal Home Loan Mortgage Corp.:
Series 2018-K77, Class B, 4.16%, 05/25/51(b)		180	183,357
Series K058, Class A2, 2.65%, 08/25/26		140	138,484
Series K064, Class A2, 3.22%, 03/25/27		339	347,380
Series K076, Class A2, 3.90%, 04/25/28		298	320,197
Series KJ20, Class A2, 3.80%, 12/25/25		240	251,959
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Variable Rate Notes(k):
Series K077, Class A2, 3.85%, 05/25/28		450	481,951
Series K083, Class A2, 4.05%, 09/25/28		900	978,720
Federal Home Loan Mortgage Corp. Variable Rate Notes:
Series 2016-K54, Class B, 4.05%, 04/25/48(b)(k)		300	306,460
Series 2017-K64, Class B, 3.98%, 05/25/50(b)(k)		664	674,327
Series 2018-K80, Class B, (LIBOR USD 1 Month + 0.00%), 4.23%, 08/25/50(a)(b)		340	348,131
Series 2018-SB52, Class A10F, 3.48%, 06/25/28(k)		577	593,041
Series 2018-SB53, Class A10F, 3.66%, 06/25/28(k)		343	354,285
Series K063, Class A2, 3.43%, 01/25/27(k)		1,130	1,174,400
Series K085, Class A2, 4.06%, 10/25/28(k)		265	288,522
Series KL4F, Class A2AS, 3.68%, 10/25/25(k)		382	395,770
Series KW06, Class A2, 3.80%, 06/25/28(k)		240	254,304
Federal National Mortgage Association ACES Variable Rate Notes(k):
Series 2006-M2, Class A2A, 5.27%, 10/25/32		7,182	7,872,687
Series 2017-M14, Class A2, 2.88%, 11/25/27		700	696,158
Series 2017-M7, Class A2, 2.96%, 02/25/27		1,294	1,296,055
Series 2018-M14, Class A2, 3.58%, 08/25/28		712	743,828
Series 2019-M1, Class A2, 3.56%, 09/25/28		380	397,198
Government National Mortgage Association:
Series 2015-97, Class VA, 2.25%, 12/16/38		251	235,242
Series 2016-158, Class VA, 2.00%, 03/16/35		161	147,406

			18,479,862

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Interest Only Commercial Mortgage-Backed Securities — 0.2%
Federal Home Loan Mortgage Corp. Variable Rate Notes(k):
Series KW01, Class X1, 0.97%, 01/25/26	USD	2,280		$121,886
Series KW03, Class X1, 0.85%, 06/25/27		2,113		111,119
Federal National Mortgage Association ACES Variable Rate Notes, Series 2013-M5, Class X2, 2.21%, 01/25/22(k)		6,530		187,805
Government National Mortgage Association Variable Rate Notes:
Series 2012-23, 0.57%, 06/16/53(k)		1,033		24,493
Series 2013-191, 0.74%, 11/16/53(k)		852		29,322
Series 2013-30, 0.80%, 09/16/53(k)		3,033		124,888
Series 2013-63, 0.79%, 09/16/51(k)		4,472		235,238
Series 2013-78, 0.79%, 10/16/54(k)		3,502		150,179
Series 2015-171, 0.87%, 11/16/55(k)		1,530		90,464
Series 2015-22, 0.73%, 03/16/55(k)		2,815		141,931
Series 2015-37, 0.83%, 10/16/56(k)		574		32,453
Series 2015-48, 0.69%, 02/16/50(k)		1,438		64,989
Series 2016-110, 1.03%, 05/16/58(k)		4,538		352,140
Series 2016-113, (LIBOR USD 1 Month + 0.00%), 1.18%, 02/16/58(a)		2,067		188,593
Series 2016-119, (LIBOR USD 1 Month + 0.00%), 1.12%, 04/16/58(a)		2,099		174,461
Series 2016-128, 0.95%, 09/16/56(k)		3,255		254,327
Series 2016-13, 0.92%, 04/16/57(k)		3,290		212,122
Series 2016-152, 0.93%, 08/15/58(k)		5,579		423,127
Series 2016-158, (LIBOR USD 1 Month + 0.00%), 0.91%, 06/16/58(a)		2,209		159,259
Series 2016-162, 1.00%, 09/16/58(k)		5,557		449,479
Series 2016-165, 0.96%, 12/16/57(k)		1,606		127,006
Series 2016-175, 0.92%, 09/16/58(k)		2,632		191,523
Series 2016-26, 0.96%, 02/16/58(k)		8,178		584,503
Series 2016-34, 0.99%, 01/16/58(k)		2,241		172,966
Series 2016-35, 0.89%, 03/16/58(k)		3,067		212,501
Series 2016-67, 1.17%, 07/16/57(k)		1,719		137,987
Series 2016-87, 1.00%, 08/16/58(k)		7,045		530,609
Series 2016-92, 1.01%, 04/16/58(k)		2,005		145,449
Series 2016-96, 0.98%, 12/16/57(k)		4,090		305,598
Series 2016-97, 1.04%, 07/16/56(k)		2,371		194,807
Series 2017-100, 0.81%, 05/16/59(k)		2,440		165,224
Series 2017-7, 0.97%, 12/16/58(k)		2,737		214,931
Series 2018-106, 0.49%, 04/16/60(k)		2,550		140,277

				6,651,656

Mortgage-Backed Securities — 39.6%
Federal Home Loan Mortgage Corp.:
2.50%, 01/01/29 - 04/01/31		8,152		8,127,294
2.50%, 04/15/34(l)		6,049		6,014,974
3.00%, 09/01/27 - 12/01/46		18,742		18,815,229
3.00%, 04/15/34 - 04/15/49(l)		43,179		43,109,183
3.50%, 04/15/34 - 04/15/49(l)		10,791		10,996,509
3.50%, 11/01/41 - 01/01/48		51,798		53,009,311
4.00%, 08/01/40 - 08/01/47		18,567		19,394,913
4.00%, 04/15/49(l)		29,813		30,688,175
4.50%, 02/01/39 - 08/01/48		15,281		16,165,333
4.50%, 04/15/49(l)		4,019		4,194,238
5.00%, 07/01/35 - 11/01/41		4,335		4,674,664
5.00%, 04/15/49(l)		1,722		1,823,437
5.50%, 05/01/19 - 06/01/41		2,848		3,118,654
6.00%, 11/01/28 - 12/01/32		6		6,476
8.00%, 11/01/22		—	(m)	319
Federal National Mortgage Association:
2.00%, 10/01/31 - 03/01/32		4,513		4,394,627
2.50%, 09/01/27 - 02/01/33		21,693		21,598,140

Security		Par (000)		Value

Mortgage-Backed Securities (continued)
3.00%, 04/01/28 - 03/01/47	USD	91,132		$91,429,512
3.00%, 04/25/34 - 04/25/49(l)		4,991		5,018,427
3.50%, 08/01/27 - 01/01/48		103,253		105,669,474
3.50%, 04/25/34 - 04/25/49(l)		12,260		12,475,358
4.00%, 08/01/33 - 08/01/48		137,283		143,388,154
4.00%, 04/25/34 - 05/25/49(l)		3,159		3,251,365
4.50%, 02/01/25 - 07/01/48		33,114		34,983,035
4.50%, 04/25/49 - 05/25/49(l)		211,464		220,235,598
5.00%, 07/01/27 - 02/01/49		46,489		49,367,217
5.00%, 04/25/49(l)		2,205		2,331,133
5.50%, 10/01/21 - 04/01/41		6,601		7,210,511
6.00%, 01/01/21 - 06/01/41		9,450		10,410,733
6.50%, 05/01/40		1,996		2,282,279
7.00%, 06/01/32		13		14,238
Government National Mortgage Association:
3.00%, 12/20/44 - 12/20/46		44,669		44,947,626
3.00%, 04/15/49(l)		4,281		4,298,893
3.50%, 01/15/42 - 10/20/46		16,857		17,286,800
3.50%, 04/15/49(l)		69,258		70,755,908
4.00%, 04/20/39 - 10/20/46		5,828		6,066,014
4.00%, 04/15/49 - 05/15/49(l)		72,793		75,112,069
4.50%, 12/20/39 - 09/20/48		9,344		9,832,308
4.50%, 04/15/49(l)		25,321		26,298,727
5.00%, 12/15/38 - 07/20/41		5,866		6,280,408
5.00%, 04/15/49 - 05/15/49(l)		7,300		7,623,694
5.50%, 03/15/32 - 11/15/33		6		6,133
5.50%, 04/15/49(l)		4,400		4,645,801
6.00%, 12/15/36		100		107,886
7.50%, 11/15/29		—	(m)	385

				1,207,461,162

Total U.S. Government Sponsored Agency Securities — 40.5% (Cost: $1,229,165,785)				1,235,262,543

U.S. Treasury Obligations — 20.8%
U.S. Treasury Bonds:
4.25%, 05/15/39		3,750		4,688,379
4.50%, 08/15/39		3,642		4,702,306
4.38%, 11/15/39		3,655		4,644,420
3.13%, 02/15/43		14,232		15,079,805
2.88%, 05/15/43 - 11/15/46		18,369		18,639,558
3.63%, 08/15/43		13,583		15,605,593
3.75%, 11/15/43		14,415		16,898,772
3.00%, 02/15/47		2,589		2,686,593
3.00%, 08/15/48(e)		15,230		15,765,430
3.38%, 11/15/48		2,789		3,103,961
U.S. Treasury Notes:
1.25%, 08/31/19(e)		36,493		36,304,833
1.00%, 10/15/19		36,493		36,206,473
1.63%, 06/30/20 - 10/31/23		65,687		64,703,584
2.63%, 08/31/20 - 05/15/21(e)		93,389		93,854,001
1.13%, 06/30/21		25,545		24,923,338
2.25%, 07/31/21 - 02/15/27		69,526		69,356,330
2.75%, 09/15/21 - 08/31/25		29,845		30,505,425
2.13%, 09/30/21		25,545		25,461,181
1.88%, 04/30/22		25,545		25,269,593
2.75%, 08/31/23(e)		48,440		49,476,919
2.00%, 04/30/24 - 11/15/26		68,018		66,940,623
2.88%, 08/15/28		9,755		10,135,293

Total U.S. Treasury Obligations — 20.8% (Cost: $626,249,298)				634,952,410

Total Long-Term Investments — 120.8% (Cost: $3,646,432,735)				3,685,636,812

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Shares	Value

Short-Term Securities — 1.7%(n)(o)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.37%		50,781,147	$50,781,147

Total Short-Term Securities — 1.7% (Cost: $50,781,147)			50,781,147

Total Options Purchased — 0.0% (Cost: $1,142,441)			117,188

Total Investments Before TBA Sale Commitments — 122.5% (Cost: $3,698,356,323)			3,736,535,147

		Par (000)

TBA Sale Commitments — (15.1)%(l)

Mortgage-Backed Securities — (15.1)%
Federal Home Loan Mortgage Corp.:
3.50%, 04/15/34 - 04/15/49	USD	14,811	(15,074,072)
4.00%, 04/15/49		29,813	(30,688,175)
4.50%, 04/15/49		4,019	(4,194,238)
5.00%, 04/15/49		1,722	(1,823,436)
Federal National Mortgage Association:
2.00%, 04/25/34		4,488	(4,370,586)
2.50%, 04/25/34		645	(640,655)
3.00%, 04/25/34		1,789	(1,805,452)
3.50%, 04/25/34 - 04/25/49		77,219	(78,344,741)
4.00%, 04/25/34 - 04/25/49		111,830	(115,037,683)
4.50%, 04/25/34 - 04/25/49		158,469	(165,040,791)
5.00%, 04/25/49 - 05/25/49		7,418	(7,839,774)
5.50%, 04/25/49		5,112	(5,457,881)
6.00%, 04/25/49		6,269	(6,755,460)
Government National Mortgage Association:
3.50%, 04/15/49		1,128	(1,152,389)
4.00%, 04/15/49		12,041	(12,432,097)
4.50%, 04/15/49		6,678	(6,948,381)

		Par (000)	Value

Mortgage-Backed Securities (continued)
5.00%, 04/15/49	USD	2,600	$(2,716,229)

Total TBA Sale Commitments — (15.1)% (Proceeds: $458,856,745)			(460,322,040)

Total Investments Net of TBA Sale Commitments — 107.4% (Cost: $3,239,499,578)			3,276,213,107

Liabilities in Excess of Other Assets — (7.4)%			(226,963,588)

Net Assets — 100.0%			$3,049,249,519

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(f)	Perpetual security with no stated maturity date.
(g)	Zero-coupon bond.
(h)	Other interests represent beneficial interests in liquidation trusts and other reorganizational or private entities.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	Non-income producing security.
(k)	Variable rate security. Rate shown is the rate in effect as of period end.
(l)	Represents or includes a TBA transaction.
(m)	Amount is less than $500.
(n)	Annualized 7-day yield as of period end.

(o)

During the six months ended March 31, 2019, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/18	Net Activity	Shares Held at 03/31/19	Value at 03/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	14,150,807	36,630,340	50,781,147	$50,781,147	$115,447	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Core Bond Portfolio

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date		Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Credit Suisse Securities USA LLC	2.50%	12/03/18	Open	(a)	$923,775	$929,074	Foreign Government Obligations	Open/Demand(a)
BNP Paribas SA	2.80	12/17/18	Open	(a)	144,075	145,157	Corporate Bonds	Open/Demand(a)
Barclays Capital, Inc.	3.70	03/29/19	04/01/19		49,590,450	49,605,740	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	3.75	03/29/19	04/01/19		43,542,895	43,556,502	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith Inc.	3.60	03/29/19	04/01/19		36,356,151	36,367,058	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith Inc.	3.60	03/29/19	04/01/19		50,847,975	50,863,230	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith Inc.	3.60	03/29/19	04/01/19		10,350,000	10,353,105	U.S. Treasury Obligations	Overnight

					$191,755,321	$191,819,866

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Long Bond	162	06/19/19	$24,244	$677,133
U.S. Treasury Ultra Bond	486	06/19/19	81,648	2,737,512
U.S. Treasury 2 Year Note	1,166	06/28/19	248,467	981,343
U.S. Treasury 5 Year Note	974	06/28/19	112,817	331,758
90-day Eurodollar	1,203	12/16/19	293,442	612,965

				5,340,711

Short Contracts
U.S. Treasury 10 Year Note	822	06/19/19	102,108	(964,413)
U.S. Treasury 10 Year Ultra Note	50	06/19/19	6,639	(183,552)
90-day Eurodollar	1,203	12/14/20	294,299	(945,750)

				(2,093,715)

				$3,246,996

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	5,084,000	BRL	19,584,525	BNP Paribas SA	04/02/19	$82,014
USD	1,196,758	BRL	4,527,684	Goldman Sachs International	04/02/19	40,365
USD	780,000	BRL	3,002,493	JPMorgan Chase Bank NA	04/02/19	13,148
USD	297,000	COP	926,788,500	Natwest Markets plc	04/05/19	6,343
MXN	14,594,452	USD	748,000	Citibank NA	04/10/19	2,930
USD	374,000	CLP	246,103,220	BNP Paribas SA	04/10/19	12,346
USD	375,000	CLP	250,725,000	JPMorgan Chase Bank NA	04/10/19	6,554
IDR	6,658,048,235	USD	465,002	BNP Paribas SA	04/15/19	1,160
IDR	4,107,505,930	USD	286,997	Deutsche Bank AG	04/15/19	590
CAD	707,628	USD	528,000	Deutsche Bank AG	04/17/19	1,728
COP	956,226,868	USD	299,476	Standard Chartered Bank	04/17/19	193
MXN	5,906,824	USD	301,000	Citibank NA	04/17/19	2,582
MXN	5,824,460	USD	299,000	HSBC Bank plc	04/17/19	349
MXN	2,792,794	USD	143,100	State Street Bank and Trust Co.	04/17/19	436
TRY	517,950	USD	90,000	Citibank NA	04/17/19	896
TRY	1,004,500	USD	175,000	JPMorgan Chase Bank NA	04/17/19	1,282
USD	113,000	ARS	4,892,900	BNP Paribas SA	04/17/19	2,353
USD	376,792	AUD	528,000	Goldman Sachs International	04/17/19	1,771

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Core Bond Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	528,000	CAD	702,140	Morgan Stanley & Co. International plc	04/17/19	$2,380
USD	603,949	CLP	408,601,561	BNP Paribas SA	04/17/19	3,495
USD	299,476	COP	948,620,178	Natwest Markets plc	04/17/19	2,191
USD	452,923	MXN	8,666,229	Goldman Sachs International	04/17/19	7,521
USD	302,000	TRY	1,709,924	Citibank NA	04/17/19	1,922
ZAR	8,177,436	USD	564,000	Barclays Bank plc	04/17/19	1,721
ZAR	8,177,887	USD	564,000	Goldman Sachs International	04/17/19	1,753
USD	135,000	ARS	5,618,700	BNP Paribas SA	04/22/19	8,778
USD	3,033,000	BRL	11,731,796	BNP Paribas SA	05/03/19	42,620
USD	210,700	BRL	803,273	Citibank NA	05/03/19	5,950
USD	1,241,861	IDR	17,689,045,000	Bank of America NA	05/29/19	12,136
USD	910,698	IDR	12,925,532,750	Citibank NA	05/29/19	12,128
USD	510,233	IDR	7,265,715,000	Goldman Sachs International	05/29/19	5,128
USD	438,362	IDR	6,272,522,309	HSBC Bank plc	05/29/19	2,303
USD	342,354	IDR	4,894,975,000	Morgan Stanley & Co. International plc	05/29/19	2,060
USD	342,234	IDR	4,894,978,293	UBS AG	05/29/19	1,940
MXN	18,999,108	USD	965,079	Barclays Bank plc	05/30/19	4,368
USD	2,313,411	COP	7,240,975,000	Credit Suisse International	05/30/19	49,498
USD	2,353,733	MXN	45,858,488	Barclays Bank plc	05/30/19	13,761
USD	2,399,460	ZAR	33,400,000	Deutsche Bank AG	05/30/19	101,108
AUD	450,000	USD	317,425	HSBC Bank plc	06/19/19	2,565
AUD	216,000	USD	153,003	Morgan Stanley & Co. International plc	06/19/19	593
CAD	6,150,000	NOK	39,371,070	BNP Paribas SA	06/19/19	32,448
CAD	592,512	NZD	640,000	Citibank NA	06/19/19	7,752
EUR	6,078,000	MXN	132,805,516	BNP Paribas SA	06/19/19	107,840
JPY	251,190,550	CAD	3,039,000	Morgan Stanley & Co. International plc	06/19/19	1,896
JPY	6,107,094	NZD	80,169	Citibank NA	06/19/19	767
JPY	59,761,891	SEK	4,920,000	JPMorgan Chase Bank NA	06/19/19	10,222
JPY	39,235,129	SEK	3,230,000	Morgan Stanley & Co. International plc	06/19/19	6,722
JPY	136,100,262	USD	1,230,000	Citibank NA	06/19/19	5,616
JPY	136,100,201	USD	1,230,000	Morgan Stanley & Co. International plc	06/19/19	5,616
NZD	3,647,000	USD	2,480,124	Citibank NA	06/19/19	7,268
USD	2,051,230	EUR	1,813,000	BNP Paribas SA	06/19/19	3,851
USD	2,460,000	JPY	268,880,829	Standard Chartered Bank	06/19/19	18,906
USD	3,039,000	MXN	59,351,670	Goldman Sachs International	06/19/19	19,741
USD	10,804,010	EUR	8,330,000	Deutsche Bank AG	12/13/19	1,256,546
USD	10,873,982	EUR	8,330,000	Deutsche Bank AG	02/25/20	1,271,061
JPY	1,109,230,000	USD	10,278,262	JPMorgan Chase Bank NA	03/16/20	10,908
USD	11,072,370	JPY	1,109,230,000	HSBC Bank plc	03/16/20	783,200

						4,013,319

BRL	13,843,477	USD	3,586,000	BNP Paribas SA	04/02/19	(50,307)
BRL	1,137,148	USD	301,000	Goldman Sachs International	04/02/19	(10,567)
BRL	2,220,650	USD	575,000	HSBC Bank plc	04/02/19	(7,835)
BRL	9,713,924	USD	2,598,758	UBS AG	04/02/19	(117,773)
COP	922,482,000	USD	297,000	Citibank NA	04/05/19	(7,694)
CLP	801,203,997	USD	1,200,000	Natwest Markets plc	04/10/19	(22,614)
USD	748,000	MXN	14,586,524	HSBC Bank plc	04/10/19	(2,522)
MXN	21,736,435	USD	1,123,034	HSBC Bank plc	04/15/19	(5,527)
CLP	205,148,600	USD	302,000	BNP Paribas SA	04/17/19	(527)
CLP	199,638,250	USD	301,000	Citibank NA	04/17/19	(7,625)
COP	1,199,914,000	USD	379,000	Natwest Markets plc	04/17/19	(2,963)
MXN	17,523,831	USD	903,000	Citibank NA	04/17/19	(2,361)
MXN	7,293,781	USD	377,000	HSBC Bank plc	04/17/19	(2,135)
TRY	1,719,890	USD	302,000	BNP Paribas SA	04/17/19	(173)
USD	746,791	IDR	10,756,416,898	Bank of America NA	04/17/19	(6,126)
USD	376,243	IDR	5,436,713,229	Citibank NA	04/17/19	(4,310)
USD	299,476	MXN	5,905,697	Citibank NA	04/17/19	(4,048)
USD	605,000	TRY	3,469,554	BNP Paribas SA	04/17/19	(3,878)
USD	982,000	ZAR	14,325,847	BNP Paribas SA	04/17/19	(9,073)
ZAR	24,601,923	USD	1,707,679	BNP Paribas SA	04/17/19	(5,699)
ZAR	6,507,753	USD	453,000	Citibank NA	04/17/19	(2,789)

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Core Bond Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ZAR	3,455,741	USD	239,320	Morgan Stanley & Co. International plc	04/17/19	$(250)
ARS	5,710,500	USD	135,000	BNP Paribas SA	04/22/19	(6,716)
ARS	6,105,000	USD	148,000	Natwest Markets plc	04/25/19	(11,399)
BRL	5,200,756	USD	1,342,000	BNP Paribas SA	05/03/19	(16,352)
BRL	2,322,071	USD	603,000	Goldman Sachs International	05/03/19	(11,115)
USD	299,476	BRL	1,195,508	Goldman Sachs International	05/03/19	(5,253)
USD	175,000	TRY	1,048,250	BNP Paribas SA	05/28/19	(2,794)
IDR	4,847,076,375	USD	341,031	Bank of America NA	05/29/19	(4,067)
IDR	8,078,456,375	USD	567,029	JPMorgan Chase Bank NA	05/29/19	(5,423)
ARS	15,601,300	USD	375,000	BNP Paribas SA	05/30/19	(41,757)
ARS	9,213,600	USD	220,000	Deutsche Bank AG	05/30/19	(23,198)
COP	2,463,545,000	USD	781,829	Credit Suisse International	05/30/19	(11,595)
COP	3,238,695,000	USD	1,028,657	JPMorgan Chase Bank NA	05/30/19	(16,069)
COP	1,538,735,000	USD	488,642	UBS AG	05/30/19	(7,552)
MXN	8,246,919	USD	422,402	Barclays Bank plc	05/30/19	(1,595)
ZAR	15,991,460	USD	1,113,728	Bank of America NA	05/30/19	(13,309)
USD	90,000	TRY	543,150	Citibank NA	06/17/19	(845)
USD	175,000	TRY	1,053,500	JPMorgan Chase Bank NA	06/17/19	(1,205)
ARS	3,429,900	USD	74,000	BNP Paribas SA	06/18/19	(2,619)
ARS	13,315,800	USD	301,000	BNP Paribas SA	06/19/19	(24,264)
AUD	2,625,000	USD	1,867,333	HSBC Bank plc	06/19/19	(719)
BRL	34,108,994	USD	8,874,000	JPMorgan Chase Bank NA	06/19/19	(212,686)
EUR	1,813,000	USD	2,076,248	Morgan Stanley & Co. International plc	06/19/19	(28,868)
IDR	10,778,110,000	USD	749,000	Bank of America NA	06/19/19	(1,657)
IDR	10,725,680,000	USD	749,000	JPMorgan Chase Bank NA	06/19/19	(5,292)
MXN	133,136,455	EUR	6,078,000	JPMorgan Chase Bank NA	06/19/19	(91,005)
MXN	58,944,444	USD	3,039,000	Citibank NA	06/19/19	(40,457)
NOK	39,501,751	CAD	6,150,000	Toronto Dominion Bank	06/19/19	(17,250)
NZD	640,000	CAD	591,724	Goldman Sachs International	06/19/19	(7,161)
NZD	80,169	JPY	6,032,561	Bank of America NA	06/19/19	(90)
SEK	8,150,000	JPY	98,208,315	Citibank NA	06/19/19	(9,783)
USD	2,182,426	AUD	3,075,000	Deutsche Bank AG	06/19/19	(4,179)
USD	152,552	AUD	216,000	Goldman Sachs International	06/19/19	(1,044)
USD	2,486,302	NZD	3,647,000	Goldman Sachs International	06/19/19	(1,090)
EUR	8,330,000	USD	10,191,922	JPMorgan Chase Bank NA	12/13/19	(644,458)
EUR	8,330,000	USD	10,265,434	JPMorgan Chase Bank NA	02/25/20	(662,513)

						(2,212,175)

	Net Unrealized Appreciation					$1,801,144

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
U.S. Treasury 10 Year Note	872	04/26/19	USD	122.00	USD	87,200	$27,250
U.S. Treasury 10 Year Note	1,790	04/26/19	USD	122.50	USD	179,000	83,906

							$111,156

OTC Currency Options Purchased

Description	Counterparty	Expiration Date	Exercise Price	Notional Amount (000)	Value
Put
USD Currency	BNP Paribas SA	04/26/19	ZAR 14.40	USD 454	$6,031

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Core Bond Portfolio

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency
Put
10-Year Interest Rate Swap	3.77%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	04/24/19	3.77%	USD	9,065	$1

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
3.41%	At Termination	UK Retail Price Index All Items Monthly	At Termination	03/15/24	GBP	33,414	$173,567	$—	$173,567
Eurostat HICP Ex. Tobacco All Items Monthly	At Termination	1.11%	At Termination	03/15/24	EUR	48,562	342,949	—	342,949
UK Retail Price Index All Items Monthly	At Termination	3.44%	At Termination	03/15/24	GBP	10,108	(28,985)	—	(28,985)
1.30%	At Termination	Eurostat HICP Ex. Tobacco All Items Monthly	At Termination	03/15/29	EUR	48,562	(760,112)	—	(760,112)
UK Retail Price Index All Items Monthly	At Termination	3.49%	At Termination	03/15/29	GBP	33,414	(148,475)	—	(148,475)

							$(421,056)	$—	$(421,056)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
0.99%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		03/20/20	GBP	114,165	$(60,031)	$—	$(60,031)
28 day MXIBTIIE	Monthly	8.21%	Monthly	N/A		10/07/20	MXN	76,196	3,311	—	3,311
2.33%	Semi-Annual	3 month LIBOR	Quarterly	N/A		03/29/21	USD	8,060	9,644	—	9,644
2.35%	Semi-Annual	3 month LIBOR	Quarterly	04/01/19	(a)	04/01/21	USD	4,020	2,735	—	2,735
3 month LIBOR	Quarterly	2.39%	Semi-Annual	04/02/19	(a)	04/02/21	USD	11,120	—	—	—
3 month BA	Semi-Annual	1.81%	Semi-Annual	03/22/21	(a)	03/22/22	CAD	211,255	(53,050)	—	(53,050)
6 month LIBOR	Semi-Annual	1.25%	Semi-Annual	03/22/21	(a)	03/22/22	GBP	118,930	300,062	—	300,062
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	14,801	17,769	—	17,769
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	19,509	23,581	—	23,581
28 day MXIBTIIE	Monthly	8.39%	Monthly	N/A		01/18/24	MXN	36,980	45,009	—	45,009
28 day MXIBTIIE	Monthly	8.13%	Monthly	N/A		02/02/24	MXN	19,406	12,704	—	12,704
28 day MXIBTIIE	Monthly	8.14%	Monthly	N/A		02/05/24	MXN	13,946	9,461	—	9,461
28 day MXIBTIIE	Monthly	6.32%	Monthly	N/A		07/17/25	MXN	14,506	(59,701)	—	(59,701)
3 month LIBOR	Quarterly	2.13%	Semi-Annual	N/A		08/25/25	USD	485	(5,880)	—	(5,880)
2.27%	Semi-Annual	3 month LIBOR	Quarterly	N/A		09/11/25	USD	367	1,303	—	1,303
2.91%	Semi-Annual	3 month LIBOR	Quarterly	N/A		08/23/26	USD	844	(32,763)	—	(32,763)
2.93%	Semi-Annual	3 month LIBOR	Quarterly	N/A		08/24/28	USD	1,870	(81,810)	—	(81,810)
3.16%	Semi-Annual	3 month LIBOR	Quarterly	N/A		10/03/28	USD	1,035	(69,992)	—	(69,992)
2.85%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/24/28	USD	578	(25,795)	—	(25,795)
2.72%	Semi-Annual	3 month LIBOR	Quarterly	N/A		01/08/29	USD	3,318	(82,957)	—	(82,957)
3 month LIBOR	Quarterly	2.69%	Semi-Annual	N/A		01/08/29	USD	5,910	133,909	—	133,909
2.81%	Semi-Annual	3 month LIBOR	Quarterly	N/A		01/29/29	USD	483	(16,150)	—	(16,150)
2.76%	Semi-Annual	3 month LIBOR	Quarterly	N/A		01/31/29	USD	531	(15,649)	—	(15,649)
3 month LIBOR	Quarterly	2.69%	Semi-Annual	N/A		02/26/29	USD	2,492	57,033	—	57,033
3 month LIBOR	Quarterly	2.64%	Semi-Annual	N/A		03/19/29	USD	2,750	50,495	—	50,495
2.56%	Semi-Annual	3 month LIBOR	Quarterly	N/A		03/22/29	USD	1,453	(16,105)	—	(16,105)
3 month LIBOR	Quarterly	2.45%	Semi-Annual	N/A		03/26/29	USD	1,360	1,374	—	1,374
2.42%	Semi-Annual	3 month LIBOR	Quarterly	04/02/19	(a)	04/02/29	USD	1,300	—	—	—
3 month LIBOR	Quarterly	3.35%	Semi-Annual	04/26/19	(a)	04/26/29	USD	1,469	120,072	—	120,072
3.23%	Semi-Annual	3 month LIBOR	Quarterly	04/26/19	(a)	04/26/29	USD	511	(36,458)	—	(36,458)
3.26%	Semi-Annual	3 month LIBOR	Quarterly	04/26/19	(a)	04/26/29	USD	2,080	(154,361)	—	(154,361)
2.93%	Semi-Annual	3 month LIBOR	Quarterly	06/12/19	(a)	06/12/29	USD	2,436	(107,715)	—	(107,715)

									$(29,955)	$—	$(29,955)

(a)	Forward Swap.

36	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Core Bond Portfolio

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/20	USD	1,491	$(10,539)	$4,114	$(14,653)
United Mexican States	1.00	Quarterly	Bank of America NA	09/20/20	USD	1,491	(11,390)	6,566	(17,956)
Republic of Colombia	1.00	Quarterly	Citibank NA	06/20/24	USD	2,747	10,263	27,051	(16,788)
Republic of South Africa	1.00	Quarterly	Goldman Sachs International	06/20/24	USD	3,544	163,887	157,275	6,612
Republic of the Philippines	1.00	Quarterly	Citibank NA	06/20/24	USD	2,197	(43,377)	(34,831)	(8,546)
United Mexican States	1.00	Quarterly	Citibank NA	06/20/24	USD	494	4,688	8,677	(3,989)
United Mexican States	1.00	Quarterly	Citibank NA	06/20/24	USD	1,435	13,623	25,218	(11,595)
United Mexican States	1.00	Quarterly	HSBC Bank plc	06/20/24	USD	793	7,531	14,397	(6,866)
United Mexican States	1.00	Quarterly	HSBC Bank plc	06/20/24	USD	2,305	21,887	41,843	(19,956)
CMBX.NA.9.AAA	0.50	Monthly	Credit Suisse International	09/17/58	USD	1,280	(11,190)	15,042	(26,232)
CMBX.NA.9.AAA	0.50	Monthly	Deutsche Bank AG	09/17/58	USD	1,030	(9,004)	12,264	(21,268)
CMBX.NA.9.AAA	0.50	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	720	(6,294)	8,458	(14,752)
CMBX.NA.9.AAA	0.50	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	1,570	(13,725)	19,887	(33,612)
CMBX.NA.9.AAA	0.50	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	860	(7,519)	10,105	(17,624)
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	288	17,246	16,402	844
CMBX.NA.6.AAA	0.50	Monthly	Deutsche Bank AG	05/11/63	USD	1,857	(13,838)	(1,397)	(12,441)
CMBX.NA.6.AAA	0.50	Monthly	Deutsche Bank AG	05/11/63	USD	1,325	(9,874)	(194)	(9,680)
CMBX.NA.6.AAA	0.50	Monthly	Deutsche Bank AG	05/11/63	USD	2,128	(15,856)	(2)	(15,854)
CMBX.NA.6.BBB-	3.00	Monthly	JPMorgan Securities LLC	05/11/63	USD	270	34,193	25,498	8,695
CMBX.NA.6.BBB-	3.00	Monthly	JPMorgan Securities LLC	05/11/63	USD	10	1,266	608	658

							$121,978	$356,981	$(235,003)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	Bank of America NA	06/20/20	BBB+	USD	1,491	$10,539	$(4,624)	$15,163
United Mexican States	1.00	Quarterly	JPMorgan Chase Bank NA	09/20/20	BBB+	USD	1,491	11,390	(5,855)	17,245
CMBX.NA.3.AM	0.50	Monthly	Credit Suisse International	12/13/49	NR	USD	7	(28)	(685)	657
CMBX.NA.3.AM	0.50	Monthly	Goldman Sachs International	12/13/49	NR	USD	17	(67)	(1,733)	1,666
CMBX.NA.3.AM	0.50	Monthly	JPMorgan Chase Bank NA	12/13/49	NR	USD	87	(335)	(8,209)	7,874
CMBX.NA.4.AM	0.50	Monthly	Deutsche Bank AG	02/17/51	NR	USD	2	(9)	(217)	208
CMBX.NA.8.A	2.00	Monthly	Goldman Sachs International	10/17/57	NR	USD	497	627	(26,683)	27,310
CMBX.NA.9.BBB-	3.00	Monthly	Deutsche Bank AG	09/17/58	NR	USD	723	(43,291)	(85,863)	42,572
CMBX.NA.9.BBB-	3.00	Monthly	Deutsche Bank AG	09/17/58	NR	USD	352	(21,078)	(37,068)	15,990
CMBX.NA.9.BBB-	3.00	Monthly	JPMorgan Securities LLC	09/17/58	NR	USD	223	(13,354)	(19,355)	6,001
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	207	(12,395)	(24,950)	12,555
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	220	(13,175)	(13,329)	154
CMBX.NA.10.A	2.00	Monthly	Deutsche Bank AG	11/17/59	A-	USD	4,050	(11,588)	(172,282)	160,694
CMBX.NA.10.A	2.00	Monthly	Deutsche Bank AG	11/17/59	A-	USD	2,020	(5,779)	(87,401)	81,622
CMBX.NA.10.BBB-	3.00	Monthly	JPMorgan Securities LLC	11/17/59	NR	USD	35	(1,855)	(2,968)	1,113
CMBX.NA.6.BBB-	3.00	Monthly	Credit Suisse International	05/11/63	NR	USD	280	(35,461)	(21,874)	(13,587)

								$(135,859)	$(513,096)	$377,237

(a)	Using S&P of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Core Bond Portfolio

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3.27%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	05/16/21	USD	8,580	$(237,135)	$—	$(237,135)
1 day BZDIOVER	At Termination	8.27%	At Termination	JPMorgan Chase Bank NA	01/02/23	BRL	6,925	10,750	—	10,750
1 day BZDIOVER	At Termination	8.35%	At Termination	Goldman Sachs International	01/02/23	BRL	6,599	14,849	—	14,849
1 day BZDIOVER	At Termination	8.53%	At Termination	Citibank NA	01/02/23	BRL	12,190	66,458	—	66,458
1 day BZDIOVER	At Termination	8.49%	At Termination	Citibank NA	01/02/25	BRL	21,651	(202)	—	(202)
1 day BZDIOVER	At Termination	8.56%	At Termination	BNP Paribas SA	01/02/25	BRL	10,696	5,981	—	5,981
5.73%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	01/03/25	MXN	7,400	38,740	—	38,740
28 day MXIBTIIE	Monthly	6.43%	Monthly	Bank of America NA	06/06/25	MXN	6,011	(22,396)	—	(22,396)
28 day MXIBTIIE	Monthly	6.33%	Monthly	Citibank NA	06/09/25	MXN	3,006	(11,925)	—	(11,925)
28 day MXIBTIIE	Monthly	6.33%	Monthly	Citibank NA	07/17/25	MXN	7,228	(29,652)	—	(29,652)
6.31%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	08/11/25	MXN	7,575	31,783	—	31,783
6.31%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	08/11/25	MXN	7,575	31,783	—	31,783
6.31%	Monthly	28 day MXIBTIIE	Monthly	Deutsche Bank AG	08/11/25	MXN	28,117	118,192	—	118,192
28 day MXIBTIIE	Monthly	6.27%	Monthly	Bank of America NA	12/05/25	MXN	901	(4,060)	—	(4,060)

								$13,166	$—	$13,166

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 day BZDIOVER	Overnight Brazil CETIP — Interbank Rate	0.25%
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	8.52
3 month BA	3 month Canadian Bankers Acceptances	2.02
3 month LIBOR	London Interbank Offered Rate	2.60

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$—	$—	$1,304,978	$(1,755,989)
OTC Swaps	393,405	(549,520)	726,169	(570,769)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$5,340,711	$—	$5,340,711
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	4,013,319	—	—	4,013,319
Options purchased
Investments at value — unaffiliated(b)	—	—	—	6,031	111,157	—	117,188
Swaps — centrally cleared
Net unrealized appreciation(a)	—	—	—	—	788,462	516,516	1,304,978
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	801,038	—	—	318,536	—	1,119,574

	$—	$801,038	$—	$4,019,350	$6,558,866	$516,516	$11,895,770

38	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Core Bond Portfolio

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$2,093,715	$—	$2,093,715
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	2,212,175	—	—	2,212,175
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	818,417	937,572	1,755,989
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	814,919	—	—	305,370	—	1,120,289

	$—	$814,919	$—	$2,212,175	$3,217,502	$937,572	$7,182,168

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the six month ended March 31, 2019, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(4,279,975)	$—	$(4,279,975)
Forward foreign currency exchange contracts	—	—	—	(1,449,165)	—	—	(1,449,165)
Options purchased(a)	—	—	—	(80,952)	(637,297)	—	(718,249)
Options written	—	—	—	—	951,690	—	951,690
Swaps	—	288,347	—	9,997	1,322,284	196,291	1,816,919

	$—	$288,347	$—	$(1,520,120)	$(2,643,298)	$196,291	$(3,678,780)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$9,258,741	$—	$9,258,741
Forward foreign currency exchange contracts	—	—	—	(1,535,553)	—	—	(1,535,553)
Options purchased(b)	—	—	—	110,090	(260,263)	—	(150,173)
Options written	—	—	—	—	(57,715)	—	(57,715)
Swaps	—	(276,215)	—	—	(51,959)	(438,439)	(766,613)

	$—	$(276,215)	$—	$(1,425,463)	$8,888,804	$(438,439)	$6,748,687

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$628,432,348
Average notional value of contracts — short	437,047,021
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	139,516,979
Average amounts sold — in USD	69,736,943
Options:
Average value of option contracts purchased	58,599
Average value of option contracts written	—	(a)
Average notional value of swaption contracts purchased	64,859,000
Average notional value of swaption contracts written	115,620,000
Credit default swaps:
Average notional value — buy protection	28,512,209
Average notional value — sell protection	17,531,138

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Core Bond Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments (continued)

Interest rate swaps:
Average notional value — pays fixed rate	$493,685,592
Average notional value — receives fixed rate	469,876,725
Currency swaps:
Average notional value — pays	109,559
Average notional value — receives	108,304
Inflation Swaps:
Average notional value — pays fixed rate	48,995,195
Average notional value — receives fixed rate	61,537,228

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$610,866	$866,433
Forward foreign currency exchange contracts	4,013,319	2,212,175
Options(a)	117,188	—
Swaps — Centrally cleared	—	731,735
Swaps — OTC(b)	1,119,574	1,120,289

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$5,860,947	$4,930,632
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(722,022)	(1,598,168)

Total derivative assets and liabilities subject to an MNA	$5,138,925	$3,332,464

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)(f)
Bank of America NA	$136,171	$(74,285)	$—	$—	$61,886
Barclays Bank plc	19,850	(1,595)	—	—	18,255
BNP Paribas SA	308,917	(164,159)	—	—	144,758
Citibank NA	175,216	(175,216)	—	—	—
Credit Suisse International	65,197	(65,197)	—	—	—
Deutsche Bank AG	3,062,575	(708,179)	—	—	2,354,396
Goldman Sachs International	283,991	(64,646)	—	—	219,345
HSBC Bank plc	844,657	(45,560)	—	—	799,097
JPMorgan Chase Bank NA	82,097	(82,097)	—	—	—
JPMorgan Securities LLC	42,573	(22,323)	—	—	20,250
Morgan Stanley & Co. International plc	87,672	(87,672)	—	—	—
Natwest Markets plc	8,534	(8,534)	—	—	—
Standard Chartered Bank	19,099	—	—	—	19,099
State Street Bank and Trust Co.	436	—	—	—	436
UBS AG	1,940	(1,940)	—	—	—

	$5,138,925	$(1,501,403)	$—	$—	$3,637,522

40	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Core Bond Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (c)	Net Amount of Derivative Liabilities (d)(f)
Bank of America NA	$74,285	$(74,285)	$—	$—	$—
Barclays Bank plc	1,595	(1,595)	—	—	—
BNP Paribas SA	164,159	(164,159)	—	—	—
Citibank NA	197,440	(175,216)	—	—	22,224
Credit Suisse International	73,973	(65,197)	—	(8,776)	—
Deutsche Bank AG	708,179	(708,179)	—	—	—
Goldman Sachs International	64,646	(64,646)	—	—	—
HSBC Bank plc	45,560	(45,560)	—	—	—
JPMorgan Chase Bank NA	1,667,368	(82,097)	—	—	1,585,271
JPMorgan Securities LLC	22,323	(22,323)	—	—	—
Morgan Stanley & Co. International plc	133,385	(87,672)	—	(45,713)	—
Natwest Markets plc	36,976	(8,534)	—	—	28,442
Toronto Dominion Bank	17,250	—	—	—	17,250
UBS AG	125,325	(1,940)	—	—	123,385

	$3,332,464	$(1,501,403)	$—	$(54,489)	$1,776,572

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.
(e)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$178,875,002	$6,037,633	$184,912,635
Corporate Bonds(a)	—	1,304,684,616	—	1,304,684,616
Foreign Agency Obligations	—	11,068,287	—	11,068,287
Foreign Government Obligations	—	79,058,377	—	79,058,377
Municipal Bonds	—	109,565,020	—	109,565,020
Non-Agency Mortgage-Backed Securities	—	117,443,218	371,626	117,814,844
Other Interests	—	—	—	—
Capital Trusts	—	8,318,080	—	8,318,080
U.S. Government Sponsored Agency Securities	—	1,235,262,543	—	1,235,262,543
U.S. Treasury Obligations	—	634,952,410	—	634,952,410
Short-Term Securities	50,781,147	—	—	50,781,147
Options Purchased:
Foreign currency exchange contracts	—	6,031	—	6,031
Interest rate contracts	111,156	1	—	111,157
Liabilities:
TBA Sale Commitments	—	(460,322,040)	—	(460,322,040)

	$50,892,303	$3,218,911,545	$6,409,259	$3,276,213,107

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Core Bond Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$407,633	$—	$407,633
Foreign currency exchange contracts	—	4,013,319	—	4,013,319
Interest rate contracts	5,340,711	1,106,998	—	6,447,709
Other contracts	—	516,516	—	516,516
Liabilities:
Credit contracts	—	(265,399)	—	(265,399)
Foreign currency exchange contracts	—	(2,212,175)	—	(2,212,175)
Interest rate contracts	(2,093,715)	(1,123,787)	—	(3,217,502)
Other contracts	—	(937,572)	—	(937,572)

	$3,246,996	$1,505,533	$—	$4,752,529

(a)	See above Schedule of Investments for values in each industry.
(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $191,819,866 are categorized as Level 2 within the disclosure hierarchy.

During the six months ended March 31, 2019, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Non-Agency Mortgage- Backed Securities	U.S. Government Sponsored Agency Securities	Total
Investments:
Assets:
Opening Balance, as of September 30, 2018	$2,458,305	$27,000,000	$1,822,934	$341,030	$31,622,269
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	(2,458,305)	—	(836,650)	(341,030)	(3,635,985)
Accrued discounts/premiums	(10)	—	(5)	—	(15)
Net realized gain (loss)	—	—	(1,066)	—	(1,066)
Net change in unrealized appreciation (depreciation)(a)(b)	10	—	(1,481)	—	(1,471)
Purchases	6,037,633	—	—	—	6,037,633
Sales	—	(27,000,000)	(612,106)	—	(27,612,106)

Closing Balance, as of March 31, 2019	$6,037,633	$—	$371,626	$—	$6,409,259

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2019(b)	$10	$—	$(1,481)	$—	$(1,471)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

42	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) March 31, 2019	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 2.3%
AIMCO CLO, Series 2017-AA, Class C, (LIBOR USD 3 Month + 2.45%), 5.21%, 07/20/29(a)(b)	USD	750	$745,651
Allegro CLO II-S Ltd., Series 2014-1RA, Class B, (LIBOR USD 3 Month + 2.15%), 4.91%, 10/21/28(a)(b)		1,830	1,813,749
Allegro CLO VI Ltd., Series 2017-2A, Class D, (LIBOR USD 3 Month + 2.75%), 5.52%, 01/17/31(a)(b)		1,940	1,856,768
Allegro CLO VIII Ltd., Series 2018-2A, Class C, (LIBOR USD 3 Month + 2.15%), 4.94%, 07/15/31(a)(b)		250	243,370
ALM VI Ltd.(a)(b):
Series 2012-6A, Class CR3, (LIBOR USD 3 Month + 2.70%), 5.49%, 07/15/26		4,630	4,500,322
Series 2012-6A, Class DR3, (LIBOR USD 3 Month + 5.05%), 7.84%, 07/15/26		2,500	2,390,592
ALM VII Ltd., Series 2012-7A, Class CR, (LIBOR USD 3 Month + 3.85%), 6.64%, 10/15/28(a)(b)		5,500	5,498,673
ALM VII R Ltd., Series 2013-7RA, Class BR, (LIBOR USD 3 Month + 2.70%), 5.49%, 10/15/28(a)(b)		1,000	994,829
ALM VII R-2 Ltd., Series 2013-7R2A, Class BR2, (LIBOR USD 3 Month + 2.20%), 4.99%, 10/15/27(a)(b)		1,500	1,481,070
ALM VIII Ltd., Series 2013-8A, Class CR, (LIBOR USD 3 Month + 3.95%), 6.74%, 10/15/28(a)(b)		2,750	2,749,359
ALM XVI Ltd.(a)(b):
Series 2015-16A, Class BR2, (LIBOR USD 3 Month + 1.90%), 4.69%, 07/15/27		1,000	980,576
Series 2015-16A, Class CR2, (LIBOR USD 3 Month + 2.70%), 5.49%, 07/15/27		7,000	6,863,151
AMMC CLO 16 Ltd., Series 2015-16A, Class DR, (LIBOR USD 3 Month + 3.55%), 6.35%, 04/14/29(a)(b)		2,500	2,499,933
AMMC CLO 19 Ltd.(a)(b):
Series 2016-19A, Class C, (LIBOR USD 3 Month + 2.80%), 5.59%, 10/15/28		838	840,333
Series 2016-19A, Class D, (LIBOR USD 3 Month + 3.75%), 6.54%, 10/15/28		1,000	998,210
AMMC CLO 20 Ltd., Series 2017-20A, Class E, (LIBOR USD 3 Month + 5.81%), 8.58%, 04/17/29(a)(b)		1,000	943,045
AMMC CLO 22 Ltd., Series 2018-22A, Class D, (LIBOR USD 3 Month + 2.70%), 5.47%, 04/25/31(a)(b)		510	483,452
Anchorage Capital CLO 3-R Ltd.(a)(b):
Series 2014-3RA, Class B, (LIBOR USD 3 Month + 1.50%), 4.26%, 01/28/31		250	245,219
Series 2014-3RA, Class D, (LIBOR USD 3 Month + 2.60%), 5.36%, 01/28/31		1,000	953,974
Anchorage Capital CLO 4-R Ltd.(a)(b):
Series 2014-4RA, Class C, (LIBOR USD 3 Month + 1.85%), 4.61%, 01/28/31		1,400	1,350,159
Series 2014-4RA, Class D, (LIBOR USD 3 Month + 2.60%), 5.36%, 01/28/31		5,250	5,000,999
Anchorage Capital CLO 6 Ltd.(a)(b):
Series 2015-6A, Class CR, (LIBOR USD 3 Month + 2.40%), 5.19%, 07/15/30		2,300	2,287,152
Series 2015-6A, Class DR, (LIBOR USD 3 Month + 3.55%), 6.34%, 07/15/30		3,250	3,216,933
Anchorage Capital CLO 7 Ltd., Series 2015-7A, Class ER, (LIBOR USD 3 Month + 5.60%), 8.39%, 10/15/27(a)(b)		3,000	2,942,359

Security		Par (000)	Value

Asset-Backed Securities (continued)
Anchorage Capital CLO 8 Ltd., Series 2016-8A, Class DR, (LIBOR USD 3 Month + 3.00%), 5.76%, 07/28/28(a)(b)	USD	1,500	$1,474,757
Anchorage Capital CLO 9 Ltd.(a)(b):
Series 2016-9A, Class D, (LIBOR USD 3 Month + 4.00%), 6.79%, 01/15/29		1,000	995,165
Series 2016-9A, Class E, (LIBOR USD 3 Month + 7.25%), 10.04%, 01/15/29		1,000	989,324
Anchorage Capital Europe CLO 2 DAC, Series 2X, Class E, (EURIBOR 3 Month + 5.66%), 5.66%, 05/15/31(a)	EUR	1,561	1,688,412
Apidos CLO XV(a)(b):
Series 2013-15A, Class CRR, (LIBOR USD 3 Month + 1.85%), 4.61%, 04/20/31	USD	1,000	962,475
Series 2013-15A, Class DRR, (LIBOR USD 3 Month + 2.70%), 5.46%, 04/20/31		1,000	958,373
Series 2013-15A, Class ERR, (LIBOR USD 3 Month + 5.70%), 8.46%, 04/20/31		1,000	933,949
Apidos CLO XX, Series 2015-20A, Class BRR, (LIBOR USD 3 Month + 1.95%), 4.73%, 07/16/31(a)(b)		1,000	967,744
Apidos CLO XXIII, Series 2015-23A, Class D2, (LIBOR USD 3 Month + 5.95%), 8.74%, 01/15/27(a)(b)		2,000	1,981,305
Apidos CLO XXIX(a)(b):
Series 2018-29A, Class A2, (LIBOR USD 3 Month + 1.55%), 4.32%, 07/25/30		1,500	1,478,153
Series 2018-29A, Class B, (LIBOR USD 3 Month + 1.90%), 4.67%, 07/25/30		1,500	1,439,410
Series 2018-29A, Class C, (LIBOR USD 3 Month + 2.75%), 5.52%, 07/25/30		1,500	1,431,739
Aqueduct European CLO DAC, Series 2017-2X, Class E, (EURIBOR 3 Month + 4.40%), 4.40%, 10/15/30(a)	EUR	884	893,625
Arbour CLO IV DAC, Series 4X, Class E, (EURIBOR 3 Month + 5.60%), 5.60%, 01/15/30(a)		917	1,017,396
Ares European CLO VIII BV, Series 8X, Class E, (EURIBOR 3 Month + 6.35%), 6.35%, 02/17/30(a)		700	788,425
Ares XLIV CLO Ltd.(a)(b):
Series 2017-44A, Class C, (LIBOR USD 3 Month + 3.45%), 6.24%, 10/15/29	USD	1,000	984,902
Series 2017-44A, Class D, (LIBOR USD 3 Month + 6.55%), 9.34%, 10/15/29		1,000	991,818
Ares XLIX CLO Ltd.(a)(b):
Series 2018-49A, Class B, (LIBOR USD 3 Month + 1.65%), 4.41%, 07/22/30		500	496,558
Series 2018-49A, Class D, (LIBOR USD 3 Month + 3.00%), 5.76%, 07/22/30		500	484,589
Series 2018-49A, Class E, (LIBOR USD 3 Month + 5.70%), 8.46%, 07/22/30		500	471,767
Ares XLV CLO Ltd., Series 2017-45A, Class D, (LIBOR USD 3 Month + 3.05%), 5.84%, 10/15/30(a)(b)		850	827,640
Ares XLVI CLO Ltd., Series 2017-46A, (LIBOR USD 3 Month + 0.00%), 0.00%, 01/15/30(a)(b)		2,000	1,895,528
Ares XLVIII CLO(a)(b):
Series 2018-48A, Class C, (LIBOR USD 3 Month + 1.80%), 4.56%, 07/20/30		1,250	1,198,050
Series 2018-48A, Class D, (LIBOR USD 3 Month + 2.70%), 5.46%, 07/20/30		1,000	954,808

SCHEDULES OF INVESTMENTS	43

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Ares XXXIII CLO Ltd., Series 2015-1A, Class CR, (LIBOR USD 3 Month + 4.20%), 6.80%, 12/05/25(a)(b)	USD	4,750	$4,748,204
Ares XXXIIR CLO Ltd.(a)(b):
Series 2014-32RA, Class B, (LIBOR USD 3 Month + 1.80%), 4.48%, 05/15/30		1,500	1,444,083
Series 2014-32RA, Class C, (LIBOR USD 3 Month + 2.90%), 5.58%, 05/15/30		2,250	2,170,743
Series 2014-32RA, Class D, (LIBOR USD 3 Month + 5.85%), 8.53%, 05/15/30		1,000	936,539
Ares XXXVR CLO Ltd.(a)(b):
Series 2015-35RA, Class C, (LIBOR USD 3 Month + 1.90%), 4.69%, 07/15/30		1,000	962,642
Series 2015-35RA, Class D, (LIBOR USD 3 Month + 3.00%), 5.79%, 07/15/30		1,000	974,574
Assurant CLO I Ltd., Series 2017-1A, Class E, (LIBOR USD 3 Month + 6.46%), 9.22%, 10/20/29(a)(b)		350	343,066
Assurant CLO IV Ltd., Series 2019-1A, Class D, (LIBOR USD 3 Month + 3.85%), 6.41%, 04/20/30(a)(b)		1,000	999,982
Atlas Senior Loan Fund VII Ltd., Series 2016-7A, Class B1R, (LIBOR USD 3 Month + 1.80%), 4.44%, 11/27/31(a)(b)		3,000	2,965,843
Atlas Senior Loan Fund X Ltd.(a)(b):
Series 2018-10A, Class B, (LIBOR USD 3 Month + 1.50%), 4.29%, 01/15/31		1,800	1,755,147
Series 2018-10A, Class D, (LIBOR USD 3 Month + 2.75%), 5.54%, 01/15/31		1,950	1,813,569
Atrium IX, Series 9A, Class DR, (LIBOR USD 3 Month + 3.60%), 6.23%, 05/28/30(a)(b)		500	499,911
Atrium VIII(b):
Series 8A0.00%, 10/23/24(c)		11,500	6,062,903
Series 8A, Class DR, (LIBOR USD 3 Month + 4.00%), 6.77%, 10/23/24(a)		1,450	1,449,699
Atrium XIV LLC, Series 14A, Class C, (LIBOR USD 3 Month + 1.95%), 4.73%, 08/23/30(a)(b)		3,210	3,094,201
Atrium XV(a)(b):
Series 15A, Class B, (LIBOR USD 3 Month + 1.75%), 4.53%, 01/23/31		3,750	3,730,074
Series 15A, Class C, (LIBOR USD 3 Month + 2.20%), 4.98%, 01/23/31		1,250	1,222,452
Series 15A, Class D, (LIBOR USD 3 Month + 3.00%), 5.78%, 01/23/31		750	733,523
Series 15A, Class E, (LIBOR USD 3 Month + 5.85%), 8.63%, 01/23/31		250	239,876
Avery Point IV CLO Ltd., Series 2014-1A, Class CR, (LIBOR USD 3 Month + 2.35%), 5.12%, 04/25/26(a)(b)		1,000	1,000,582
Avoca, Series 2018X, Class E, (EURIBOR 3 Month + 4.60%), 4.60%, 04/15/31(a)	EUR	700	712,234
Avoca Capital CLO X Ltd., Series 10X, Class ER, (EURIBOR 3 Month + 6.05%), 6.05%, 01/15/30(a)		800	899,952
Avoca CLO XV DAC, Series 15X, Class ER, (EURIBOR 3 Month + 4.13%), 4.13%, 04/15/31(a)		620	629,713
Avoca CLO XVII Designated Activity Co., Series 17X, Class E, (EURIBOR 3 Month + 5.95%), 5.95%, 01/15/30(a)		1,279	1,438,842
Ballyrock CLO Ltd., Series 2016-1A, Class C, (LIBOR USD 3 Month + 2.70%), 5.49%, 10/15/28(a)(b)	USD	2,750	2,752,630

Security		Par (000)	Value

Asset-Backed Securities (continued)
Barings Euro CLO BV, Series 2018-3X, Class E, (EURIBOR 3 Month + 5.79%), 5.79%, 07/27/31(a)	EUR	1,200	$1,312,323
Benefit Street Partners CLO VI Ltd., Series 2015-VIA, Class CR, (LIBOR USD 3 Month + 3.45%), 6.23%, 10/18/29(a)(b)	USD	3,250	3,233,935
Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class C, (LIBOR USD 3 Month + 3.05%), 5.84%, 10/15/30(a)(b)		2,000	1,966,212
Bilbao CLO I DAC, Series 1X, Class D, (EURIBOR 3 Month + 4.73%), 4.73%, 07/20/31(a)	EUR	400	413,841
BlueMountain CLO Ltd.(a)(b):
Series 2015-1A, Class C, (LIBOR USD 3 Month + 3.75%), 6.55%, 04/13/27	USD	1,250	1,251,498
Series 2016-1A, Class BR, (LIBOR USD 3 Month + 1.35%), 4.11%, 04/20/27		1,250	1,228,828
Carlyle Global Market Strategies CLO Ltd.(a)(b):
Series 2012-4A, Class C1R, (LIBOR USD 3 Month + 2.60%), 5.36%, 01/20/29		3,650	3,645,059
Series 2012-4A, Class DR, (LIBOR USD 3 Month + 4.10%), 6.86%, 01/20/29		1,000	999,812
Series 2013-1A, Class CR, (LIBOR USD 3 Month + 3.35%), 6.04%, 08/14/30		2,000	2,000,161
Series 2013-4A, Class DRR, (LIBOR USD 3 Month + 2.65%), 5.44%, 01/15/31		1,600	1,510,047
Series 2014-2RA, Class B, (LIBOR USD 3 Month + 1.83%), 4.51%, 05/15/31		1,500	1,431,823
Series 2015-1A, Class DR, (LIBOR USD 3 Month + 3.00%), 5.76%, 04/20/27		3,500	3,443,087
Series 2015-1A, Class E1, (LIBOR USD 3 Month + 5.30%), 8.06%, 04/20/27		3,750	3,727,460
Series 2015-3A, Class A2R, (LIBOR USD 3 Month + 1.60%), 4.36%, 07/28/28		2,000	1,990,605
Series 2015-4A, Class SBB1, (LIBOR USD 3 Month + 8.50%), 11.26%, 10/20/27		2,314	2,216,220
Series 2016-1A, Class BR, (LIBOR USD 3 Month + 1.85%), 4.61%, 04/20/27		500	493,126
Series 2016-3A, Class C, (LIBOR USD 3 Month + 4.00%), 6.76%, 10/20/29		1,000	999,789
Carlyle US CLO Ltd.(a)(b):
Series 2016-4A, Class BR, (LIBOR USD 3 Month + 2.10%), 4.86%, 10/20/27		1,000	988,447
Series 2017-1A, Class D, (LIBOR USD 3 Month + 6.00%), 8.76%, 04/20/31		1,000	954,152
Series 2017-2A, Class B, (LIBOR USD 3 Month + 2.40%), 5.16%, 07/20/31		1,750	1,739,505
Series 2017-2A, Class C, (LIBOR USD 3 Month + 3.70%), 6.46%, 07/20/31		3,000	2,994,298
Series 2017-4A, Class C, (LIBOR USD 3 Month + 2.80%), 5.59%, 01/15/30		1,000	975,229
Series 2017-4A, Class D, (LIBOR USD 3 Month + 6.15%), 8.94%, 01/15/30		1,000	965,866
CBAM Ltd.(a)(b):
Series 2017-2A, Class C1, (LIBOR USD 3 Month + 2.40%), 5.17%, 10/17/29		1,500	1,487,251
Series 2018-6A, Class B1, (LIBOR USD 3 Month + 1.50%), 4.29%, 07/15/31		2,000	1,958,325
Cedar Funding IV CLO Ltd., Series 2014-4A, Class DR, (LIBOR USD 3 Month + 3.65%), 6.42%, 07/23/30(a)(b)		3,000	2,992,018
Cedar Funding IX CLO Ltd.(a)(b):
Series 2018-9A, Class C, (LIBOR USD 3 Month + 1.75%), 4.51%, 04/20/31		1,250	1,183,316

44	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Series 2018-9A, Class D, (LIBOR USD 3 Month + 2.60%), 5.36%, 04/20/31	USD	1,400	$1,305,458
Cedar Funding VIII CLO Ltd., Series 2017-8A, Class D, (LIBOR USD 3 Month + 3.25%), 6.02%, 10/17/30(a)(b)		3,695	3,648,395
Cent CLO 17 Ltd.(a)(b):
Series C17A, Class A2R, (LIBOR USD 3 Month + 1.60%), 4.35%, 04/30/31		1,000	990,861
Series C17A, Class BR, (LIBOR USD 3 Month + 1.85%), 4.60%, 04/30/31		1,000	963,492
Series C17A, Class CR, (LIBOR USD 3 Month + 2.80%), 5.55%, 04/30/31		2,000	1,926,936
CGMSE, Series 2014-2X, (EURIBOR 3 Month + 5.70%), 5.70%, 11/17/31(a)	EUR	1,255	1,368,795
Chenango Park CLO Ltd., Series 2018-1A, Class B, (LIBOR USD 3 Month + 1.85%), 4.64%, 04/15/30(a)(b)	USD	1,800	1,724,406
CIFC Funding Ltd.(a)(b):
Series 2013-4A, Class DRR, (LIBOR USD 3 Month + 2.80%), 5.56%, 04/27/31		1,500	1,433,862
Series 2014-2RA, Class A3, (LIBOR USD 3 Month + 1.90%), 4.68%, 04/24/30		2,000	1,928,404
Series 2014-4RA, Class B, (LIBOR USD 3 Month + 2.20%), 4.97%, 10/17/30		850	839,775
Series 2014-4RA, Class C, (LIBOR USD 3 Month + 3.20%), 5.97%, 10/17/30		2,508	2,493,458
Series 2017-1A, Class D, (LIBOR USD 3 Month + 3.50%), 6.26%, 04/23/29		1,500	1,500,185
Series 2017-3A, Class C, (LIBOR USD 3 Month + 3.65%), 6.41%, 07/20/30		1,000	985,176
Series 2018-1A, Class C, (LIBOR USD 3 Month + 1.75%), 4.53%, 04/18/31		1,200	1,147,976
Series 2018-1A, Class D, (LIBOR USD 3 Month + 2.65%), 5.43%, 04/18/31		1,500	1,430,788
Series 2018-4A, Class B, (LIBOR USD 3 Month + 2.10%), 4.53%, 10/17/31		1,050	1,021,374
Clear Creek CLO Ltd., Series 2015-1A, Class DR, (LIBOR USD 3 Month + 2.95%), 5.71%, 10/20/30(a)(b)		1,350	1,292,859
CVC Cordatus Loan Fund VIII DAC(a):
Series 8X, Class E, (EURIBOR 3 Month + 5.70%), 5.70%, 04/23/30	EUR	1,600	1,770,689
Series 8X, Class F, (EURIBOR 3 Month + 7.65%), 4.90%, 04/23/30		551	582,389
Dewolf Park CLO Ltd., Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.15%), 4.94%, 10/15/30(a)(b)	USD	1,000	980,805
Dryden 37 Senior Loan Fund, Series 2015-37A, Class DR, (LIBOR USD 3 Month + 2.50%), 5.29%, 01/15/31(a)(b)		2,000	1,884,364
Dryden 50 Senior Loan Fund, Series 2017-50A, Class C, (LIBOR USD 3 Month + 2.25%), 5.04%, 07/15/30(a)(b)		3,000	2,959,069
Dryden Senior Loan Fund, Series 2014-36A, Class DR, (LIBOR USD 3 Month + 4.24%), 7.03%, 01/15/28(a)(b)		1,000	1,000,636
Elevation CLO Ltd., Series 2013-1A, Class CR, (LIBOR USD 3 Month + 4.68%), 7.36%, 11/15/28(a)(b)		800	802,000
Euro-Galaxy V CLO BV, Series 2016-5X, Class E, (EURIBOR 3 Month + 6.30%), 6.30%, 11/10/30(a)	EUR	700	787,183

Security		Par (000)	Value

Asset-Backed Securities (continued)
Fillmore Park CLO Ltd., Series 2018-1A, Class D, (LIBOR USD 3 Month + 2.90%), 5.69%, 07/15/30(a)(b)	USD	1,000	$968,186
Galaxy XV CLO Ltd., Series 2013-15A, Class BR, (LIBOR USD 3 Month + 1.60%), 4.39%, 10/15/30(a)(b)		250	245,517
Galaxy XVIII CLO Ltd., Series 2018-28A, Class C, (LIBOR USD 3 Month + 1.95%), 4.74%, 07/15/31(a)(b)		250	241,321
Galaxy XXIV CLO Ltd., Series 2017-24A, Class C, (LIBOR USD 3 Month + 1.70%), 4.49%, 01/15/31(a)(b)		500	473,323
Galaxy XXIX CLO Ltd.(a)(b):
Series 2018-29A, Class C, (LIBOR USD 3 Month + 1.68%), 4.36%, 11/15/26		1,500	1,477,221
Series 2018-29A, Class D, (LIBOR USD 3 Month + 2.40%), 5.08%, 11/15/26		2,150	2,067,101
Galaxy XXV CLO Ltd., Series 2018-25A, Class D, (LIBOR USD 3 Month + 3.10%), 5.44%, 10/25/31(a)(b)		500	488,483
Galaxy XXVI CLO Ltd.(a)(b):
Series 2018-26A, Class B, (LIBOR USD 3 Month + 1.70%), 4.35%, 11/22/31		250	246,599
Series 2018-26A, Class D, (LIBOR USD 3 Month + 3.05%), 5.70%, 11/22/31		250	243,273
Galaxy XXVII CLO Ltd., Series 2018-27A, Class D, (LIBOR USD 3 Month + 2.75%), 5.43%, 05/16/31(a)(b)		1,500	1,432,896
Gilbert Park CLO Ltd., Series 2017-1A, Class E, (LIBOR USD 3 Month + 6.40%), 9.19%, 10/15/30(a)(b)		1,500	1,473,969
Goldentree Loan Management US CLO Ltd.(a)(b):
Series 2018-3A, Class C, (LIBOR USD 3 Month + 1.90%), 4.66%, 04/20/30		2,500	2,416,579
Series 2018-3A, Class D, (LIBOR USD 3 Month + 2.85%), 5.61%, 04/20/30		2,000	1,936,121
Greenwood Park CLO Ltd., Series 2018-1A, Class D, (LIBOR USD 3 Month + 2.50%), 5.29%, 04/15/31(a)(b)		1,450	1,376,628
Greywolf CLO V Ltd., Series 2015-1A, Class CR, (LIBOR USD 3 Month + 3.00%), 5.77%, 01/27/31(a)(b)		2,000	1,896,777
GT Loan Financing I Ltd., Series 2013-1A, Class CR, (LIBOR USD 3 Month + 2.10%), 4.86%, 07/28/31(a)(b)		1,000	977,191
Harvest CLO XVI DAC, Series 16X, Class ER, (EURIBOR 3 Month + 5.57%), 5.57%, 10/15/31(a)	EUR	1,125	1,206,604
Highbridge Loan Management Ltd.(a)(b):
Series 12A-18, Class A2, (LIBOR USD 3 Month + 1.50%), 4.28%, 07/18/31	USD	1,250	1,221,324
Series 12A-18, Class B, (LIBOR USD 3 Month + 1.85%), 4.63%, 07/18/31		2,500	2,416,778
Series 12A-18, Class C, (LIBOR USD 3 Month + 2.75%), 5.53%, 07/18/31		1,250	1,197,254
Series 8A-2016, Class DR, (LIBOR USD 3 Month + 2.90%), 5.66%, 07/20/30		1,500	1,440,258
Jamestown CLO IV Ltd., Series 2014-4A, 0.00%, 07/15/26(b)(c)		2,000	272,228
LCM XIV LP(a)(b):
Series 14A, Class BR, (LIBOR USD 3 Month + 1.58%), 4.34%, 07/20/31		1,000	988,862

SCHEDULES OF INVESTMENTS	45

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Series 14A, Class CR, (LIBOR USD 3 Month + 1.85%), 4.61%, 07/20/31	USD	1,550	$1,494,892
LCM XV LP, Series 15A, Class CR, (LIBOR USD 3 Month + 2.40%), 5.16%, 07/20/30(a)(b)		1,000	999,377
LCM XVIII LP, Series 18A, Class INC, 0.00%, 04/20/31(b)(c)		3,065	1,772,024
LCM XXIV Ltd., Series 24A, Class C, (LIBOR USD 3 Month + 2.25%), 5.01%, 03/20/30(a)(b)		250	246,057
LCM XXV Ltd., Series 25A, Class B2, (LIBOR USD 3 Month + 1.65%), 4.41%, 07/20/30(a)(b)		3,156	3,130,262
Madison Park Funding X Ltd.(a)(b):
Series 2012-10A, Class DR, (LIBOR USD 3 Month + 4.20%), 6.96%, 01/20/29		5,000	5,000,234
Series 2012-10A, Class ER, (LIBOR USD 3 Month + 7.62%), 10.38%, 01/20/29		2,000	1,993,954
Madison Park Funding XIII Ltd.(a)(b):
Series 2014-13A, Class CR2, (LIBOR USD 3 Month + 1.90%), 4.66%, 04/19/30		1,500	1,462,326
Series 2014-13A, Class DR2, (LIBOR USD 3 Month + 2.85%), 5.61%, 04/19/30		3,000	2,926,349
Madison Park Funding XV Ltd., Series 2014-15A, Class B1R, (LIBOR USD 3 Month + 2.20%), 4.96%, 01/27/26(a)(b)		1,000	998,620
Madison Park Funding XXV Ltd., Series 2017-25A, Class B, (LIBOR USD 3 Month + 2.35%), 5.12%, 04/25/29(a)(b)		1,000	996,073
Madison Park Funding XXVII Ltd., Series 2018-27A, Class C, (LIBOR USD 3 Month + 2.60%), 5.36%, 04/20/30(a)(b)		1,000	952,270
Madison Park Funding XXXI Ltd., Series 2018-31A, Class B, (LIBOR USD 3 Month + 1.70%), 4.48%, 01/23/31(a)(b)		500	497,387
Man GLG Euro CLO IV DAC, Series 4X, Class E, (EURIBOR 3 Month + 4.27%), 4.27%, 05/15/31(a)	EUR	1,400	1,376,107
Mill Creek II CLO Ltd., Series 2016-1A, Class E, (LIBOR USD 3 Month + 7.75%), 10.51%, 04/20/28(a)(b)	USD	1,000	1,001,990
Neuberger Berman CLO XVIII Ltd.(a)(b):
Series 2014-18A, Class BR2, (LIBOR USD 3 Month + 2.15%), 4.91%, 10/21/30		1,500	1,460,794
Series 2014-18A, Class CR2, (LIBOR USD 3 Month + 3.00%), 5.76%, 10/21/30		3,250	3,138,274
Neuberger Berman CLO XVI-S Ltd., Series 2017-16SA, Class D, (LIBOR USD 3 Month + 2.50%), 5.29%, 01/15/28(a)(b)		1,000	962,005
Neuberger Berman CLO XXI Ltd., Series 2016-21A, Class DR, (LIBOR USD 3 Month + 2.40%), 5.16%, 04/20/27(a)(b)		1,000	956,498
Neuberger Berman CLO XXII Ltd.(a)(b):
Series 2016-22A, Class CR, (LIBOR USD 3 Month + 2.20%), 4.97%, 10/17/30		1,250	1,226,314
Series 2016-22A, Class DR, (LIBOR USD 3 Month + 3.10%), 5.87%, 10/17/30		3,750	3,581,412
Neuberger Berman CLO XXIII Ltd., Series 2016-23A, Class CR, (LIBOR USD 3 Month + 2.15%), 4.92%, 10/17/27(a)(b)		1,400	1,380,286
Neuberger Berman Loan Advisers CLO Ltd.(a)(b):
Series 2018-27A, Class D, (LIBOR USD 3 Month + 2.60%), 5.39%, 01/15/30		1,000	953,830
Series 2018-28A, Class D, (LIBOR USD 3 Month + 2.85%), 5.61%, 04/20/30		1,500	1,448,020

Security		Par (000)	Value

Asset-Backed Securities (continued)
Oak Hill Credit Partners X-R Ltd.(a)(b):
Series 2014-10RA, Class B, (LIBOR USD 3 Month + 1.75%), 4.53%, 12/12/30	USD	4,750	$4,700,400
Series 2014-10RA, Class C, (LIBOR USD 3 Month + 2.20%), 4.98%, 12/12/30		1,522	1,483,220
OCP Euro CLO DAC(a):
Series 2017-2X, Class E, (EURIBOR 3 Month + 5.00%), 5.00%, 01/15/32	EUR	1,347	1,443,676
Series 2017-2X, Class F, (EURIBOR 3 Month + 6.40%), 6.40%, 01/15/32		900	880,845
OCP Euro DAC, Series 2017-1X, Class E, (EURIBOR 3 Month + 5.35%), 5.35%, 06/18/30(a)		1,700	1,840,920
OCT26, Series 2016-1, Class AR, (LIBOR USD 3 Month + 1.80%), 4.59%, 04/20/31(a)	USD	1,000	953,058
Octagon Investment Partners 31 LLC, Series 2017-1A, Class E, (LIBOR USD 3 Month + 6.30%), 9.06%, 07/20/30(a)(b)		1,000	979,994
Octagon Investment Partners 33 Ltd., Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.75%), 5.51%, 01/20/31(a)(b)		1,750	1,681,683
Octagon Investment Partners 34 Ltd., Series 2017-1A, Class C2, (LIBOR USD 3 Month + 1.75%), 4.51%, 01/20/30(a)(b)		522	500,500
Octagon Investment Partners 35 Ltd., Series 2018-1A, Class C, (LIBOR USD 3 Month + 2.60%), 5.36%, 01/20/31(a)(b)		850	808,900
Octagon Investment Partners 37 Ltd., Series 2018-2A, Class B, (LIBOR USD 3 Month + 1.75%), 4.52%, 07/25/30(a)(b)		300	286,532
Octagon Investment Partners 39 Ltd., Series 2018-3A, Class E, (LIBOR USD 3 Month + 5.75%), 8.21%, 10/20/30(a)(b)		300	285,660
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class CR, (LIBOR USD 3 Month + 1.85%), 4.62%, 07/17/30(a)(b)		250	240,202
Octagon Investment Partners XVII Ltd.(a)(b):
Series 2013-1A, Class CR2, (LIBOR USD 3 Month + 1.70%), 4.47%, 01/25/31		1,850	1,770,417
Series 2013-1A, Class DR2, (LIBOR USD 3 Month + 2.50%), 5.27%, 01/25/31		1,000	942,523
Octagon Investment Partners XXII Ltd.(a)(b):
Series 2014-1A, Class CRR, (LIBOR USD 3 Month + 1.90%), 4.66%, 01/22/30		1,000	968,459
Series 2014-1A, Class DRR, (LIBOR USD 3 Month + 2.75%), 5.51%, 01/22/30		1,750	1,675,722
Series 2014-1A, Class ERR, (LIBOR USD 3 Month + 5.45%), 8.21%, 01/22/30		453	414,140
Octagon Investment Partners XXIII Ltd., Series 2015-1A, Class CR, (LIBOR USD 3 Month + 1.85%), 4.64%, 07/15/27(a)(b)		750	732,429
OHA Credit Partners XI Ltd.(a)(b):
Series 2015-11A, Class DR, (LIBOR USD 3 Month + 2.95%), 5.71%, 01/20/32		534	517,003
Series 2015-11A, Class ER, (LIBOR USD 3 Month + 5.75%), 8.51%, 01/20/32		2,250	2,103,722
OHA Credit Partners XII Ltd., Series 2015-12A, Class DR, (LIBOR USD 3 Month + 2.90%), 5.67%, 07/23/30(a)(b)		1,250	1,203,103
OHA Loan Funding Ltd., Series 2013-1A, Class DR2, (LIBOR USD 3 Month + 3.05%), 5.82%, 07/23/31(a)(b)		500	486,166

46	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
OZLM Funding IV Ltd., Series 2013-4A, Class BR, (LIBOR USD 3 Month + 2.20%), 4.96%, 10/22/30(a)(b)	USD	3,000	$2,904,442
OZLM Funding Ltd., Series 2012-1A, Class CR2, (LIBOR USD 3 Month + 3.60%), 6.36%, 07/22/29(a)(b)		1,000	995,094
OZLM VI Ltd.(a)(b):
Series 2014-6A, Class A2AS, (LIBOR USD 3 Month + 1.75%), 4.52%, 04/17/31		1,500	1,481,509
Series 2014-6A, Class B1S, (LIBOR USD 3 Month + 2.10%), 4.87%, 04/17/31		3,000	2,900,769
Series 2014-6A, Class CS, (LIBOR USD 3 Month + 3.13%), 5.90%, 04/17/31		2,000	1,935,724
OZLM XIX Ltd., Series 2017-19A, Class C, (LIBOR USD 3 Month + 3.10%), 5.89%, 11/22/30(a)(b)		1,250	1,210,924
OZLM XX Ltd.(a)(b):
Series 2018-20A, Class B, (LIBOR USD 3 Month + 1.95%), 4.71%, 04/20/31		1,550	1,490,412
Series 2018-20A, Class C, (LIBOR USD 3 Month + 2.95%), 5.71%, 04/20/31		1,000	965,251
OZLME BV, Series 1X, Class E, (EURIBOR 3 Month + 6.45%), 6.45%, 01/18/30(a)	EUR	990	1,113,100
OZLME II DAC, Series 2X, Class E, (EURIBOR 3 Month + 4.90%), 4.90%, 10/15/30(a)		807	844,064
OZLME III DAC, Series 3X, Class E, (EURIBOR 3 Month + 4.80%), 4.80%, 08/24/30(a)		1,000	1,037,094
Palmer Square CLO Ltd.(a)(b):
Series 2013-2A, Class BRR, (LIBOR USD 3 Month + 2.20%), 4.97%, 10/17/31	USD	332	325,730
Series 2014-1A, Class CR2, (LIBOR USD 3 Month + 2.65%), 5.42%, 01/17/31		1,825	1,736,928
Series 2014-1A, Class DR2, (LIBOR USD 3 Month + 5.70%), 8.47%, 01/17/31		1,500	1,417,939
Series 2015-1A, Class BR, (LIBOR USD 3 Month + 2.55%), 5.19%, 05/21/29		3,500	3,503,073
Series 2015-1A, Class CR, (LIBOR USD 3 Month + 3.50%), 6.14%, 05/21/29		1,750	1,750,196
Series 2018-2A, Class D, (LIBOR USD 3 Month + 5.60%), 8.38%, 07/16/31		1,000	945,517
Park Avenue Institutional Advisers CLO Ltd., Series 2016-1A, Class A2R, (LIBOR USD 3 Month + 1.80%), 4.45%, 08/23/31(a)(b)		1,050	1,035,991
Regatta VII Funding Ltd.(a)(b):
Series 2016-1A, Class CR, (LIBOR USD 3 Month + 2.00%), 4.63%, 12/20/28		750	728,329
Series 2016-1A, Class DR, (LIBOR USD 3 Month + 2.75%), 5.38%, 12/20/28		2,000	1,942,892
Rockford Tower CLO Ltd.(a)(b):
Series 2017-3A, Class D, (LIBOR USD 3 Month + 2.65%), 5.41%, 10/20/30		1,000	946,863
Series 2018-1A, Class B, (LIBOR USD 3 Month + 1.72%), 4.36%, 05/20/31		1,000	986,131
Series 2018-2A, Class B, (LIBOR USD 3 Month + 1.80%), 4.23%, 10/20/31		500	494,973
Series 2018-2A, Class C, (LIBOR USD 3 Month + 2.20%), 4.63%, 10/20/31		750	735,097
Series 2018-2A, Class D, (LIBOR USD 3 Month + 3.10%), 5.53%, 10/20/31		1,000	970,626
RR Ltd., Series 2018-5A, Class B, (LIBOR USD 3 Month + 2.25%), 5.04%, 10/15/31(a)(b)		1,000	982,556
Seneca Park CLO Ltd., Series 2014-1A, 0.00%, 07/17/26(b)(c)		2,500	383,575

Security		Par (000)	Value

Asset-Backed Securities (continued)
Stewart Park CLO Ltd., Series 2015-1A, Class DR, (LIBOR USD 3 Month + 2.60%), 5.39%, 01/15/30(a)(b)	USD	2,500	$2,380,306
Symphony CLO XVIII Ltd., Series 2016-18A, Class D, (LIBOR USD 3 Month + 4.00%), 6.77%, 01/23/28(a)(b)		1,000	975,716
TIAA CLO IV Ltd., Series 2018-1A, Class A2, (LIBOR USD 3 Month + 1.70%), 4.52%, 01/20/32(a)(b)		2,000	1,969,076
TICP CLO XI Ltd.(a)(b):
Series 2018-11A, Class C, (LIBOR USD 3 Month + 2.15%), 4.59%, 10/20/31		1,814	1,768,718
Series 2018-11A, Class D, (LIBOR USD 3 Month + 3.05%), 5.49%, 10/20/31		1,150	1,123,336
TICP CLO XII Ltd., Series 2018-12A, Class D, (LIBOR USD 3 Month + 2.80%), 5.61%, 01/15/31(a)(b)		4,500	4,369,302
Treman Park CLO Ltd.(a)(b):
Series 2015-1A, Class C3RR, (LIBOR USD 3 Month + 2.00%), 4.76%, 10/20/28		250	245,991
Series 2015-1A, Class DRR, (LIBOR USD 3 Month + 2.65%), 5.41%, 10/20/28		1,800	1,752,617
TRESTLES CLO II Ltd.(a)(b):
Series 2018-2A, Class B, (LIBOR USD 3 Month + 1.90%), 4.67%, 07/25/31		1,250	1,187,914
Series 2018-2A, Class C, (LIBOR USD 3 Month + 2.90%), 5.67%, 07/25/31		1,000	962,451
Unique Pub Finance Co. plc (The), Series A4, 5.66%, 06/30/27	GBP	1,747	2,505,689
Voya CLO Ltd.(a)(b):
Series 2014-1A, Class BR2, (LIBOR USD 3 Month + 1.90%), 4.68%, 04/18/31	USD	2,000	1,933,459
Series 2014-1A, Class CR2, (LIBOR USD 3 Month + 2.80%), 5.58%, 04/18/31		1,000	952,470
Series 2014-2A, Class A2AR, (LIBOR USD 3 Month + 1.65%), 4.42%, 04/17/30		750	743,622
Series 2014-4A, Class BR2, (LIBOR USD 3 Month + 2.09%), 4.89%, 07/14/31		1,468	1,426,521
Series 2017-2A, Class D, (LIBOR USD 3 Month + 6.02%), 8.81%, 06/07/30		600	574,477
Webster Park CLO Ltd., Series 2015-1A, Class CR, (LIBOR USD 3 Month + 2.90%), 5.66%, 07/20/30(a)(b)		1,000	960,742
Westcott Park CLO Ltd., Series 2016-1A, Class D, (LIBOR USD 3 Month + 4.35%), 7.11%, 07/20/28(a)(b)		1,250	1,251,757
York CLO 1 Ltd.(a)(b):
Series 2014-1A, Class BRR, (LIBOR USD 3 Month + 1.65%), 4.41%, 10/22/29		950	936,654
Series 2014-1A, Class CRR, (LIBOR USD 3 Month + 2.10%), 4.86%, 10/22/29		1,500	1,469,821
York CLO-2 Ltd., Series 2015-1A, Class CR, (LIBOR USD 3 Month + 1.85%), 4.61%, 01/22/31(a)(b)		1,000	966,873
York CLO-3 Ltd.(a)(b):
Series 2016-1A, Class DR, (LIBOR USD 3 Month + 3.60%), 6.36%, 10/20/29		3,000	3,000,994
Series 2016-1A, Class ER, (LIBOR USD 3 Month + 6.40%), 9.16%, 10/20/29		2,250	2,181,819

Total Asset-Backed Securities — 2.3% (Cost: $386,390,093)			371,602,588

SCHEDULES OF INVESTMENTS	47

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks — 1.5%

Auto Components — 0.2%
UCI International, Inc.(d)(e)		1,260,653	$28,364,696

Chemicals — 0.3%
Element Solutions, Inc.(d)		4,680,438	47,272,424

Commercial Services & Supplies — 0.0%
FreedomPay, Inc.(d)(e)		314,534	—

Containers & Packaging — 0.2%
Crown Holdings, Inc.(d)		444,063	24,232,518

Diversified Financial Services — 0.0%(d)
Adelphia Recovery Trust		240,741	265
Adelphia Recovery Trust		1,229,633	720

			985

Equity Real Estate Investment Trusts (REITs) — 0.1%
Gaming and Leisure Properties, Inc.		464,262	17,906,585

Hotels, Restaurants & Leisure — 0.4%
Star Group, Inc. (The)(d)		4,035,357	70,539,858

Media — 0.1%
Altice USA, Inc., Class A		878,824	18,877,140

Metals & Mining — 0.1%
Constellium NV, Class A(d)		2,522,574	20,130,141

Oil, Gas & Consumable Fuels — 0.1%(d)(e)
KCAD Holdings I Ltd.		4,067,849,248	7,810,270
Osum Oil Sands Corp.(f)		1,600,000	2,167,097

			9,977,367

Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp.(d)		1,369	8,912

Textiles, Apparel & Luxury Goods — 0.0%
Levi Strauss & Co., Class A(d)		5,469	128,795

Total Common Stocks — 1.5% (Cost: $283,248,777)			237,439,421

		Par (000)

Corporate Bonds — 82.9%

Aerospace & Defense — 4.2%
Arconic, Inc.:
5.40%, 04/15/21	USD	5,357	5,524,674
5.87%, 02/23/22		9,751	10,238,550
5.13%, 10/01/24		46,329	47,433,020
BBA US Holdings, Inc., 5.38%, 05/01/26(b)		12,290	12,658,700
Bombardier, Inc.(b):
8.75%, 12/01/21		35,626	39,366,730
5.75%, 03/15/22		16,405	16,794,619
6.00%, 10/15/22		1,093	1,102,564
6.13%, 01/15/23		25,932	26,288,565
7.50%, 12/01/24		52,332	54,359,865
7.50%, 03/15/25		31,942	32,860,332
7.88%, 04/15/27		71,814	74,079,732
BWX Technologies, Inc., 5.38%, 07/15/26(b)		13,264	13,462,960
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(b)		17,777	18,732,514
Leonardo US Holdings, Inc., 6.25%, 01/15/40(b)		177	162,840
Pioneer Holdings LLC, 9.00%, 11/01/22(b)		7,818	7,952,860

		Par (000)

Aerospace & Defense (continued)
TransDigm UK Holdings plc, 6.88%, 05/15/26(b)	USD	14,338	$14,266,310
TransDigm, Inc.:
6.00%, 07/15/22		6,055	6,153,394
6.50%, 05/15/25		1,330	1,350,083
6.25%, 03/15/26(b)		281,432	293,111,428
6.38%, 06/15/26		8,965	8,874,005
7.50%, 03/15/27(b)		3,189	3,268,725

			688,042,470

Air Freight & Logistics — 0.0%
XPO Logistics, Inc., 6.75%, 08/15/24(b)		955	974,100

Auto Components — 1.2%
Allison Transmission, Inc., 5.88%, 06/01/29(b)		11,128	11,253,190
GKN Holdings Ltd., 3.38%, 05/12/32	GBP	2,600	3,321,406
Icahn Enterprises LP:
6.25%, 02/01/22	USD	618	633,975
6.75%, 02/01/24		10,994	11,461,245
6.38%, 12/15/25		18,702	19,146,173
LKQ Italia Bondco SpA, 3.88%, 04/01/24	EUR	1,306	1,562,428
Panther BF Aggregator 2 LP:
4.38%, 05/15/26		4,068	4,648,201
6.25%, 05/15/26(b)	USD	63,714	64,988,280
8.50%, 05/15/27(b)		75,110	75,297,775

			192,312,673

Automobiles — 0.1%
Tesla, Inc., 5.30%, 08/15/25(b)(g)		18,849	16,304,385

Banks — 1.2%
ABN AMRO Bank NV, (EUR Swap Annual 5 Year + 5.45%), 5.75%(a)(h)	EUR	1,900	2,206,348
Allied Irish Banks plc(a):
(EUR Swap Annual 5 Year + 7.34%), 7.38%(h)		1,244	1,486,162
(EUR Swap Annual 5 Year + 3.95%), 4.13%, 11/26/25		4,878	5,695,489
Banco Bilbao Vizcaya Argentaria SA(a)(h):
(EUR Swap Annual 5 Year + 6.60%), 6.75%		1,800	2,067,804
(EUR Swap Annual 5 Year + 9.18%), 8.88%		1,600	1,973,411
Banco BPM SpA, 1.75%, 04/24/23		1,653	1,835,729
Banco de Sabadell SA, (EUR Swap Annual 5 Year + 5.10%), 5.38%, 12/12/28(a)		1,400	1,611,407
Banco Espirito Santo SA(d)(i):
2.63%, 05/08/17		10,400	3,208,205
4.75%, 01/15/18		12,300	3,966,788
4.00%, 01/21/19		12,000	3,769,080
Banco Santander SA(a)(h):
(EUR Swap Annual 5 Year + 6.80%), 6.75%		900	1,070,150
(EUR Swap Annual 5 Year + 4.10%), 4.75%		1,400	1,364,231
Bank of America Corp., (LIBOR USD 3 Month + 3.39%), 5.13%(a)(h)	USD	630	627,787
Bank of Ireland, (EUR Swap Annual 5 Year + 6.96%), 7.38%(a)(h)	EUR	2,836	3,344,298
Bankia SA(a)(h):
(EUR Swap Annual 5 Year + 5.82%), 6.00%		2,400	2,634,765
(EUR Swap Annual 5 Year + 6.22%), 6.37%		800	878,330
Barclays plc:
4.38%, 09/11/24	USD	28,717	28,665,052
(EUR Swap Annual 5 Year + 2.45%), 2.63%, 11/11/25(a)	EUR	2,500	2,828,381
5.20%, 05/12/26	USD	7,800	7,956,491
BNP Paribas SA, (EUR Swap Annual 5 Year + 5.23%), 6.12%(a)(h)	EUR	2,380	2,913,541

48	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
CaixaBank SA(a)(h):
(EUR Swap Annual 5 Year + 6.50%), 6.75%	EUR	600	$699,014
(EUR Swap Annual 5 Year + 4.50%), 5.25%		1,600	1,571,699
CIT Group, Inc.:
5.00%, 08/01/23	USD	3,919	4,110,051
4.75%, 02/16/24		2	2,075
5.25%, 03/07/25		11,952	12,717,526
6.13%, 03/09/28		10,784	11,997,200
6.00%, 04/01/36		20,937	20,047,177
Cooperatieve Rabobank UA, (EUR Swap Annual 5 Year + 5.25%), 5.50%(a)(h)	EUR	1,452	1,686,997
Credit Agricole SA, (EUR Swap Annual 5 Year + 5.12%), 6.50%(a)(h)		4,637	5,564,301
Erste Group Bank AG(a)(h):
(EUR Swap Annual 5 Year + 9.02%), 8.88%		1,600	2,044,923
(EUR Swap Annual 5 Year + 6.20%), 6.50%		1,200	1,482,151
Hongkong & Shanghai Banking Corp. Ltd. (The), Series 3H, (LIBOR USD 3 Month + 0.00%), 2.94%(a)(h)	USD	2,290	1,619,213
HSBC Holdings plc, (USD Swap Rate 5 Year + 3.75%), 6.00%(a)(h)		24,053	23,848,549
ING Groep NV, (USD Swap Semi 5 Year + 4.20%), 6.75%(a)(h)		2,764	2,737,598
Intesa Sanpaolo SpA:
(EUR Swap Annual 5 Year + 6.88%), 7.00%(a)(h)	EUR	2,599	3,032,045
6.63%, 09/13/23		228	303,631
(EUR Swap Annual 5 Year + 7.19%), 7.75%(a)(h)		955	1,160,965
National Westminster Bank plc, Series C, (LIBOR USD 3 Month + 0.25%), 2.88%(a)(h)	USD	1,240	968,390
Royal Bank of Scotland Group plc, (USD Swap Semi 5 Year + 7.60%), 8.62%(a)(h)		6,571	6,998,115
UBS Group Funding Switzerland AG, (EUR Swap Annual 5 Year + 5.29%), 5.75%(a)(h)	EUR	5,238	6,403,790
UniCredit SpA:
(EUR Swap Annual 5 Year + 6.10%), 6.75%(a)(h)		622	686,265
6.57%, 01/14/22(b)	USD	2,800	2,929,971
(EUR Swap Annual 5 Year + 9.30%), 9.25%(a)(h)	EUR	2,294	2,840,402
(EUR Swap Annual 5 Year + 4.10%), 5.75%, 10/28/25(a)		3,000	3,535,411
(EURIBOR Swap Rate 5 Year + 7.33%), 7.50%(a)(h)		1,075	1,234,521
(EUR Swap Annual 5 Year + 4.32%), 4.38%, 01/03/27(a)		500	578,217
Unione di Banche Italiane SpA, (EUR Swap Annual 5 Year + 5.75%), 5.88%, 03/04/29(a)		1,800	2,039,422

			202,943,068

Building Products — 0.7%(b)
CPG Merger Sub LLC, 8.00%, 10/01/21	USD	19,335	19,238,325
James Hardie International Finance DAC, 4.75%, 01/15/25		2,080	2,048,800
JELD-WEN, Inc.:
4.63%, 12/15/25		7,385	7,015,750
4.88%, 12/15/27		96	90,480
Masonite International Corp.:
5.63%, 03/15/23		593	606,342
5.75%, 09/15/26		7,910	8,068,200
PGT Escrow Issuer, Inc., 6.75%, 08/01/26		5,247	5,443,763

Security		Par (000)	Value

Building Products (continued)
Standard Industries, Inc.:
5.38%, 11/15/24	USD	25,270	$25,901,750
6.00%, 10/15/25		23,273	24,368,925
5.00%, 02/15/27		1,667	1,613,323
4.75%, 01/15/28		4,592	4,385,360
USG Corp., 4.88%, 06/01/27		7,242	7,318,946

			106,099,964

Capital Markets — 1.4%
Arrow Bidco LLC, 9.50%, 03/15/24(b)		8,660	8,584,225
Blackstone CQP Holdco LP(b):
6.50%, 03/20/21		133,548	133,214,130
6.00%, 08/18/21		21,762	21,653,190
Credit Suisse Group AG(a)(h):
(USD Swap Semi 5 Year + 4.60%), 7.50%(b)		6,617	6,807,239
(USD Swap Semi 5 Year + 4.60%), 7.50%		969	1,024,663
Eagle Holding Co. II LLC, 7.63% (7.63% Cash or 8.38% PIK), 05/15/22(b)(j)		9,865	9,951,319
FS Energy & Power Fund, 7.50%, 08/15/23(b)		3,643	3,736,352
Lehman Brothers Holdings Capital Trust Escrow Bonds(d)(i):
5.38%, 10/17/12	EUR	4,550	114,839
4.75%, 01/16/14		14,545	367,107
(EURIBOR 3 Month + 0.30%), 0.00%, 02/05/14(a)		22,800	575,458
Lions Gate Capital Holdings LLC(b):
6.38%, 02/01/24	USD	1,199	1,217,384
5.88%, 11/01/24		10,367	10,665,051
LPL Holdings, Inc., 5.75%, 09/15/25(b)		3,817	3,865,857
MSCI, Inc.(b):
5.25%, 11/15/24		7,310	7,564,388
5.75%, 08/15/25		193	202,650
Pershing Square Holdings Ltd., 5.50%, 07/15/22(b)		14,000	14,190,400

			223,734,252

Chemicals — 2.3%
Alpha 2 BV, 8.75% (8.75% Cash or 9.50% PIK), 06/01/23(b)(j)		12,936	12,580,260
Alpha 3 BV, 6.25%, 02/01/25(b)		63,370	61,152,050
Axalta Coating Systems LLC, 4.88%, 08/15/24(b)		29,313	29,349,641
Blue Cube Spinco LLC:
9.75%, 10/15/23		34,113	37,950,712
10.00%, 10/15/25		38,190	43,691,270
Chemours Co. (The):
6.63%, 05/15/23		7,860	8,125,982
4.00%, 05/15/26	EUR	6,252	7,093,552
5.38%, 05/15/27	USD	14,714	14,617,329
Element Solutions, Inc., 5.88%, 12/01/25(b)		69,331	69,580,592
Gates Global LLC, 6.00%, 07/15/22(b)		15,663	15,724,242
GCB MPM Escrow LLC, 8.88%, 10/15/20(d)(e)(i)		22,758	2
GCP Applied Technologies, Inc., 5.50%, 04/15/26(b)		12,759	12,982,282
INEOS Group Holdings SA, 5.38%, 08/01/24	EUR	1,217	1,402,391
Momentive Performance Materials, Inc., 3.88%, 10/24/21	USD	8,937	9,629,618
Monitchem HoldCo 3 SA, 5.25%, 06/15/21	EUR	525	588,183
NOVA Chemicals Corp., 4.88%, 06/01/24(b)	USD	6,571	6,456,008
Olin Corp.:
5.50%, 08/15/22		255	266,475
5.13%, 09/15/27		3,812	3,854,885
PQ Corp.(b):
6.75%, 11/15/22		16,292	16,902,950
5.75%, 12/15/25		25,889	25,209,414

SCHEDULES OF INVESTMENTS	49

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals (continued)
Solvay Finance SA, (EUR Swap Annual 5 Year + 4.89%), 5.12%(a)(h)	EUR	2,308	$2,805,051
Solvay SA, (EUR Swap Annual 5 Year + 3.92%), 4.25%(a)(h)		500	601,074

			380,563,963

Commercial Services & Supplies — 2.2%
AA Bond Co. Ltd.:
4.25%, 07/31/20	GBP	159	210,597
2.88%, 01/31/22		900	1,120,725
4.88%, 07/31/24		1,729	2,232,232
ADT Security Corp. (The):
6.25%, 10/15/21	USD	944	990,303
3.50%, 07/15/22		14,753	14,218,204
4.13%, 06/15/23		6,958	6,710,991
4.88%, 07/15/32(b)		11,692	9,470,520
Advanced Disposal Services, Inc., 5.63%, 11/15/24(b)		7,918	8,076,360
Algeco Global Finance plc:
6.50%, 02/15/23	EUR	5,000	5,832,629
8.00%, 02/15/23(b)	USD	18,129	18,174,322
APX Group, Inc.:
8.75%, 12/01/20		15,167	14,939,495
7.88%, 12/01/22		3,946	3,955,470
Aramark Services, Inc.:
5.00%, 04/01/25(b)		6,323	6,474,752
4.75%, 06/01/26		569	567,577
5.00%, 02/01/28(b)		28,910	28,790,891
Brink’s Co. (The), 4.63%, 10/15/27(b)		975	940,875
GFL Environmental, Inc., 5.38%, 03/01/23(b)		5,490	5,188,050
Harland Clarke Holdings Corp., 8.38%, 08/15/22(b)		7,544	6,802,425
Hulk Finance Corp., 7.00%, 06/01/26(b)		4,489	4,253,327
Intrum AB, 2.75%, 07/15/22	EUR	1,871	2,064,095
KAR Auction Services, Inc., 5.13%, 06/01/25(b)	USD	3,064	3,029,530
Matthews International Corp., 5.25%, 12/01/25(b)		2,017	1,936,320
Mobile Mini, Inc., 5.88%, 07/01/24		32,061	32,622,067
Nielsen Co. Luxembourg SARL (The), 5.00%, 02/01/25(b)		5,499	5,285,914
Nielsen Finance LLC, 5.00%, 04/15/22(b)		34,007	33,581,912
Paprec Holding SA, 4.00%, 03/31/25	EUR	973	923,836
Prime Security Services Borrower LLC(b):
9.25%, 05/15/23	USD	25,071	26,324,550
5.25%, 04/15/24		25,838	25,838,000
5.75%, 04/15/26		28,887	28,893,066
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(b)		4,573	4,664,460
SPIE SA, 3.13%, 03/22/24	EUR	1,000	1,151,165
Star Merger Sub, Inc., 6.88%, 08/15/26(b)	USD	26,506	27,102,385
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26	EUR	1,200	1,392,605
Tervita Escrow Corp., 7.63%, 12/01/21(b)	USD	14,119	14,013,108
Verisure Holding AB, 3.50%, 05/15/23	EUR	1,382	1,600,468
Verisure Midholding AB, 5.75%, 12/01/23		2,867	3,256,580
Waste Pro USA, Inc., 5.50%, 02/15/26(b)	USD	1,544	1,486,100

			354,115,906

Communications Equipment — 1.0%
CommScope Finance LLC(b):
5.50%, 03/01/24		51,609	52,785,169
6.00%, 03/01/26		37,724	39,020,574
8.25%, 03/01/27		11,554	11,987,275
CommScope Technologies LLC, 5.00%, 03/15/27(b)		2,909	2,579,352

Security		Par (000)	Value

Communications Equipment (continued)
Nokia OYJ:
2.00%, 03/11/26	EUR	444	$495,567
6.63%, 05/15/39	USD	24,383	26,028,852
Telefonaktiebolaget LM Ericsson, 1.88%, 03/01/24	EUR	900	1,033,442
ViaSat, Inc., 5.63%, 04/15/27(b)	USD	26,341	26,804,865

			160,735,096

Construction & Engineering — 0.1%
Brand Industrial Services, Inc., 8.50%, 07/15/25(b)		7,109	6,380,328
Heathrow Funding Ltd., 1.88%, 03/14/34	EUR	650	730,591
New Enterprise Stone & Lime Co., Inc.(b):
10.13%, 04/01/22	USD	11,516	11,659,950
6.25%, 03/15/26		3,630	3,530,574

			22,301,443

Construction Materials — 0.0%
Cemex SAB de CV, 3.13%, 03/19/26	EUR	1,450	1,624,504

Consumer Finance — 1.6%
Ally Financial, Inc.:
4.13%, 03/30/20	USD	1,900	1,912,521
4.13%, 02/13/22		577	582,049
5.13%, 09/30/24		2,794	2,937,192
5.75%, 11/20/25		1,200	1,278,132
8.00%, 11/01/31		115,603	143,492,224
Credit Acceptance Corp., 6.63%, 03/15/26(b)		7,972	8,104,335
Lincoln Finance Ltd., 6.88%, 04/15/21	EUR	900	1,028,898
Mulhacen Pte. Ltd., 6.50% (6.50% Cash or 7.25% PIK), 08/01/23(j)		4,136	4,729,246
Navient Corp.:
5.00%, 10/26/20	USD	4,891	4,958,251
6.63%, 07/26/21		9,208	9,622,360
6.50%, 06/15/22		1,229	1,280,849
5.50%, 01/25/23		16,292	16,312,365
7.25%, 09/25/23		6,192	6,540,300
5.88%, 10/25/24		3,235	3,129,863
6.75%, 06/25/25		2,087	2,069,365
6.75%, 06/15/26		3,959	3,790,742
5.63%, 08/01/33		9,044	6,918,660
Springleaf Finance Corp.:
5.63%, 03/15/23		3,727	3,778,246
6.13%, 03/15/24		22,706	23,216,431
6.88%, 03/15/25		15,530	16,015,313
7.13%, 03/15/26		6,926	7,051,499

			268,748,841

Containers & Packaging — 2.1%
Ardagh Packaging Finance plc:
4.13%, 05/15/23	EUR	479	550,751
4.63%, 05/15/23(b)	USD	57,502	57,861,388
6.75%, 05/15/24	EUR	2,247	2,668,641
7.25%, 05/15/24(b)	USD	83,485	87,947,273
6.00%, 02/15/25(b)		1,743	1,743,000
4.75%, 07/15/27(b)	GBP	4,000	4,929,773
4.75%, 07/15/27		2,815	3,469,328
BWAY Holding Co.:
4.75%, 04/15/24	EUR	2,116	2,413,116
5.50%, 04/15/24(b)	USD	70,314	69,807,739
Crown Americas LLC:
4.50%, 01/15/23		569	574,690
4.75%, 02/01/26		30,013	30,157,062
4.25%, 09/30/26		18,192	17,578,020
Crown European Holdings SA, 3.38%, 05/15/25	EUR	1,932	2,316,673

50	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Containers & Packaging (continued)
Graphic Packaging International LLC, 4.88%, 11/15/22	USD	223	$227,460
Greif, Inc., 6.50%, 03/01/27(b)		4,253	4,348,692
Horizon Parent Holdings SARL, 8.25% (8.25% Cash or 9.00% PIK), 02/15/22(j)	EUR	1,838	2,112,393
Intertape Polymer Group, Inc., 7.00%, 10/15/26(b)	USD	5,872	6,018,800
OI European Group BV, 4.00%, 03/15/23(b)		3,554	3,487,362
Reynolds Group Issuer, Inc.(b):
5.13%, 07/15/23		7,065	7,179,806
7.00%, 07/15/24		24,633	25,375,069
Sealed Air Corp.:
4.88%, 12/01/22(b)		2,000	2,063,980
5.25%, 04/01/23(b)		534	554,025
4.50%, 09/15/23	EUR	1,026	1,286,102
5.13%, 12/01/24(b)	USD	2,364	2,449,009
6.88%, 07/15/33(b)		158	170,640
Silgan Holdings, Inc., 3.25%, 03/15/25	EUR	2,085	2,414,394

			339,705,186

Distributors — 0.3%
American Builders & Contractors Supply Co., Inc.(b):
5.75%, 12/15/23	USD	1,301	1,335,151
5.88%, 05/15/26		14,669	14,870,699
Core & Main LP, 6.13%, 08/15/25(b)		24,804	24,253,351
Parts Europe SA:
4.38%, 05/01/22	EUR	899	1,000,890
(EURIBOR 3 Month + 5.50%), 5.50%, 05/01/22(a)		1,247	1,402,319

			42,862,410

Diversified Consumer Services — 0.4%
frontdoor, Inc., 6.75%, 08/15/26(b)	USD	16,684	17,059,390
Graham Holdings Co., 5.75%, 06/01/26(b)		9,253	9,715,650
Laureate Education, Inc., 8.25%, 05/01/25(b)		5,508	5,976,180
Service Corp. International, 5.38%, 05/15/24		770	790,212
ServiceMaster Co. LLC (The), 5.13%, 11/15/24(b)		31,713	31,831,924

			65,373,356

Diversified Financial Services — 1.4%
Arrow Global Finance plc, 5.13%, 09/15/24(g)	GBP	2,200	2,736,447
Cabot Financial Luxembourg SA, 7.50%, 10/01/23		1,700	2,169,616
Garfunkelux Holdco 3 SA:
7.50%, 08/01/22	EUR	2,730	2,801,224
(EURIBOR 3 Month + 4.50%), 4.50%, 09/01/23(a)		1,050	997,923
HBOS Capital Funding LP, 6.85%(h)	USD	6,050	6,095,375
Jefferies Finance LLC, 6.88%, 04/15/22(b)		18,887	18,981,435
LHC3 plc, 4.12% (4.12% Cash or 9.00% PIK), 08/15/24(j)	EUR	2,576	2,925,138
Lincoln Financing SARL:
3.63%, 04/01/24		1,966	2,226,973
(EURIBOR 3 Month + 3.88%), 3.88%, 04/01/24(a)		2,838	3,207,403
Nexi Capital SpA:
(EURIBOR 3 Month + 3.63%), 3.63%, 05/01/23(a)		911	1,032,747
4.13%, 11/01/23		519	604,282
Refinitiv US Holdings, Inc.:
4.50%, 05/15/26(b)		20,132	22,723,086
4.50%, 05/15/26		3,109	3,509,143
6.25%, 05/15/26(b)	USD	24,511	24,848,026

Security		Par (000)	Value

Diversified Financial Services (continued)
6.88%, 11/15/26	EUR	1,665	$1,830,360
8.25%, 11/15/26(b)	USD	33,880	33,244,750
Tempo Acquisition LLC, 6.75%, 06/01/25(b)		20,108	20,258,810
Travelport Corporate Finance plc, 6.00%, 03/15/26(b)		8,349	9,016,920
Vantiv LLC:
3.88%, 11/15/25(b)	GBP	1,746	2,366,860
3.88%, 11/15/25		1,500	2,033,385
Verscend Escrow Corp., 9.75%, 08/15/26(b)	USD	59,123	58,975,192

			222,585,095

Diversified Telecommunication Services — 4.9%
Altice France SA:
6.25%, 05/15/24(b)		3,794	3,822,455
7.38%, 05/01/26(b)		83,172	81,508,560
5.88%, 02/01/27	EUR	2,200	2,542,379
8.13%, 02/01/27(b)	USD	43,308	43,795,215
Arqiva Broadcast Finance plc, 6.75%, 09/30/23	GBP	702	971,236
CCO Holdings LLC(b):
4.00%, 03/01/23	USD	13,514	13,501,162
5.38%, 05/01/25		579	597,817
5.75%, 02/15/26		5,794	6,061,973
5.50%, 05/01/26		5,000	5,162,500
5.13%, 05/01/27		86,482	87,022,512
5.88%, 05/01/27		2,771	2,875,744
5.00%, 02/01/28		54,615	53,858,582
CenturyLink, Inc.:
Series S, 6.45%, 06/15/21		12,677	13,199,926
Series W, 6.75%, 12/01/23		6,279	6,553,706
Series Y, 7.50%, 04/01/24(g)		21,242	22,463,415
5.63%, 04/01/25		793	767,228
Series P, 7.60%, 09/15/39		2,274	1,995,435
Series U, 7.65%, 03/15/42		17,718	15,547,545
Cincinnati Bell, Inc.(b):
7.00%, 07/15/24		7,775	7,157,510
8.00%, 10/15/25		12,879	11,752,087
DKT Finance ApS, 9.38%, 06/17/23(b)		300	321,150
Embarq Corp., 8.00%, 06/01/36		20,503	19,964,796
Frontier Communications Corp.:
10.50%, 09/15/22		5,608	4,276,100
11.00%, 09/15/25		64,166	42,229,249
8.00%, 04/01/27(b)		59,887	61,833,327
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		35,867	31,831,963
8.50%, 10/15/24(b)		38,546	37,485,985
9.75%, 07/15/25(b)		49,668	50,427,920
Level 3 Financing, Inc.:
5.63%, 02/01/23		4,578	4,629,502
5.38%, 05/01/25		3,452	3,494,460
5.25%, 03/15/26		29,978	29,903,055
Level 3 Parent LLC, 5.75%, 12/01/22		6,132	6,195,160
Qualitytech LP, 4.75%, 11/15/25(b)		7,521	7,276,568
Qwest Corp., 6.75%, 12/01/21		8,930	9,501,966
Telecom Italia Capital SA:
6.38%, 11/15/33		7,176	6,924,840
6.00%, 09/30/34		6,451	5,967,175
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	462	670,212
Telecom Italia SpA:
1.13%, 03/26/22(k)		3,700	4,016,356
5.88%, 05/19/23	GBP	1,900	2,639,571
4.00%, 04/11/24	EUR	3,164	3,735,026
5.30%, 05/30/24(b)	USD	11,519	11,576,595
Telesat Canada, 8.88%, 11/15/24(b)		6,555	7,063,013

SCHEDULES OF INVESTMENTS	51

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Virgin Media Finance plc:
6.00%, 10/15/24(b)	USD	3,000	$3,101,190
6.38%, 10/15/24	GBP	1,251	1,698,568
5.75%, 01/15/25(b)	USD	37,337	37,943,726
Virgin Media Secured Finance plc:
5.50%, 01/15/25	GBP	3,331	4,435,943
5.25%, 01/15/26(b)	USD	11,618	11,690,612
4.88%, 01/15/27	GBP	4,215	5,435,477
6.25%, 03/28/29		100	137,708

			797,564,200

Electric Utilities — 0.3%
ContourGlobal Power Holdings SA, 3.38%, 08/01/23	EUR	2,714	3,124,407
DPL, Inc., 7.25%, 10/15/21	USD	2,250	2,418,300
Naturgy Finance BV(a)(h):
(EUR Swap Annual 8 Year + 3.35%), 4.13%	EUR	3,100	3,681,126
(EUR Swap Annual 9 Year + 3.08%), 3.38%		2,800	3,169,281
NextEra Energy Operating Partners LP(b):
4.25%, 09/15/24	USD	6,747	6,696,397
4.50%, 09/15/27		5,542	5,403,450
Vistra Operations Co. LLC(b):
5.50%, 09/01/26		3,861	4,015,440
5.63%, 02/15/27		26,201	27,249,040

			55,757,441

Electrical Equipment — 0.3%
Energizer Gamma Acquisition BV, 4.63%, 07/15/26	EUR	962	1,107,330
Sensata Technologies BV, 5.00%, 10/01/25(b)	USD	14,705	15,072,625
Vertiv Group Corp., 9.25%, 10/15/24(b)		28,388	28,246,060

			44,426,015

Electronic Equipment, Instruments & Components — 0.2%
Belden, Inc., 4.13%, 10/15/26	EUR	2,420	2,852,538
CDW LLC, 5.50%, 12/01/24	USD	28,753	30,226,591
Itron, Inc., 5.00%, 01/15/26(b)		1,213	1,193,289

			34,272,418

Energy Equipment & Services — 2.3%
Apergy Corp., 6.38%, 05/01/26		6,333	6,412,162
Archrock Partners LP, 6.88%, 04/01/27(b)		7,289	7,432,593
CSI Compressco LP, 7.50%, 04/01/25(b)		13,405	12,801,775
Diamond Offshore Drilling, Inc.:
7.88%, 08/15/25		1,298	1,252,570
5.70%, 10/15/39		1,665	1,119,712
4.88%, 11/01/43		14,744	9,325,580
Ensco Jersey Finance Ltd., 3.00%, 01/31/24(k)		11,539	8,900,137
Ensco plc:
4.70%, 03/15/21		2,480	2,356,000
4.50%, 10/01/24		3,057	2,327,141
5.20%, 03/15/25		10,401	8,063,895
7.75%, 02/01/26		9,767	8,240,906
5.75%, 10/01/44		6,087	3,910,898
Nabors Industries, Inc.:
5.00%, 09/15/20		1,364	1,370,820
4.63%, 09/15/21		11,794	11,646,575
5.50%, 01/15/23		2,496	2,382,432
5.75%, 02/01/25		8,381	7,511,304
Noble Holding International Ltd.:
7.75%, 01/15/24		669	602,334
7.88%, 02/01/26(b)		39,757	36,874,618
5.25%, 03/15/42		4,600	2,760,000
Oceaneering International, Inc., 4.65%, 11/15/24		2,381	2,196,472

Security		Par (000)	Value

Energy Equipment & Services (continued)
Pacific Drilling First Lien Escrow Issuer Ltd., 8.38%, 10/01/23(b)	USD	41,233	$41,858,917
Pioneer Energy Services Corp., 6.13%, 03/15/22		9,402	5,829,240
Precision Drilling Corp.:
5.25%, 11/15/24		701	655,435
7.13%, 01/15/26(b)		9,800	9,717,313
Rowan Cos., Inc., 4.88%, 06/01/22		18,340	17,079,125
SESI LLC:
7.13%, 12/15/21		5,738	5,142,683
7.75%, 09/15/24		5,218	4,317,895
Transocean Pontus Ltd., 6.13%, 08/01/25(b)		11,775	11,921,884
Transocean Poseidon Ltd., 6.88%, 02/01/27(b)		19,547	20,328,880
Transocean, Inc.:
6.50%, 11/15/20		1,241	1,281,332
8.47%, 12/15/21		549	577,823
5.80%, 10/15/22		300	294,000
9.00%, 07/15/23(b)		33,401	35,613,816
7.25%, 11/01/25(b)		16,859	16,690,410
7.50%, 01/15/26(b)		7,563	7,468,463
USA Compression Partners LP:
6.88%, 04/01/26		21,866	22,439,983
6.88%, 09/01/27(b)		14,972	15,215,295
Vantage Drilling International, 9.25%, 11/15/23(b)		6,656	6,839,040
Weatherford International Ltd.:
5.13%, 09/15/20		10,175	8,954,000
6.50%, 08/01/36		6,664	3,765,160
5.95%, 04/15/42		11,569	6,475,169

			379,953,787

Entertainment — 0.6%
Ascend Learning LLC:
6.88%, 08/01/25(b)		24,141	23,981,104
Live Nation Entertainment, Inc.(b):
5.38%, 06/15/22		228	230,850
4.88%, 11/01/24		1,890	1,901,813
Netflix, Inc.:
5.50%, 02/15/22		5,937	6,226,429
4.38%, 11/15/26		7,187	7,052,244
4.88%, 04/15/28		3,661	3,624,390
5.88%, 11/15/28(b)		40,145	42,403,156
4.63%, 05/15/29	EUR	3,296	3,945,198
WMG Acquisition Corp.:
4.13%, 11/01/24		2,808	3,300,633
5.50%, 04/15/26(b)	USD	6,856	7,035,970

			99,701,787

Equity Real Estate Investment Trusts (REITs) — 2.3%
CyrusOne LP:
5.00%, 03/15/24		2,908	2,969,795
5.38%, 03/15/27		4,357	4,508,188
Equinix, Inc.:
5.38%, 04/01/23		4,606	4,686,605
2.88%, 03/15/24	EUR	2,251	2,606,300
2.88%, 10/01/25		3,339	3,851,709
5.88%, 01/15/26	USD	32,627	34,370,913
2.88%, 02/01/26	EUR	414	478,311
5.38%, 05/15/27	USD	9,828	10,322,349
ESH Hospitality, Inc., 5.25%, 05/01/25(b)		10,681	10,609,758
GEO Group, Inc. (The), 5.88%, 10/15/24		3,877	3,392,375
GLP Capital LP:
5.38%, 11/01/23		1,410	1,484,293
5.25%, 06/01/25		9,496	9,947,060
5.38%, 04/15/26		8,667	9,056,148
5.75%, 06/01/28		2,450	2,630,565

52	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Iron Mountain UK plc, 3.88%, 11/15/25	GBP	1,832	$2,268,750
Iron Mountain, Inc.:
3.00%, 01/15/25	EUR	823	927,790
4.88%, 09/15/27(b)	USD	17,392	16,696,320
iStar, Inc.:
4.63%, 09/15/20		2,079	2,102,389
6.00%, 04/01/22		852	855,195
MGM Growth Properties Operating Partnership LP:
5.63%, 05/01/24		51,049	53,090,960
4.50%, 09/01/26		18,336	17,831,760
4.50%, 01/15/28		20,559	19,325,460
MPT Operating Partnership LP:
5.50%, 05/01/24		7,145	7,323,625
5.25%, 08/01/26		3,406	3,503,922
5.00%, 10/15/27		49,941	50,814,968
SBA Communications Corp.:
4.88%, 07/15/22		1,888	1,913,960
4.00%, 10/01/22		25,023	25,113,083
4.88%, 09/01/24		65,350	66,023,105
VICI Properties 1 LLC, 8.00%, 10/15/23		5,898	6,457,794

			375,163,450

Food & Staples Retailing — 0.1%
Albertsons Cos. LLC:
5.75%, 03/15/25		7,399	7,019,801
7.50%, 03/15/26(b)		5,039	5,183,871
Casino Guichard Perrachon SA:
4.56%, 01/25/23	EUR	1,300	1,460,471
4.50%, 03/07/24		500	556,054
Distribuidora Internacional de Alimentacion SA, 1.00%, 04/28/21		2,900	2,651,279
Hipercor SA, 3.88%, 01/19/22		1,900	2,242,836
Tesco plc, 5.00%, 03/24/23	GBP	1,000	1,430,365

			20,544,677

Food Products — 0.9%
B&G Foods, Inc., 5.25%, 04/01/25	USD	143	137,101
Boparan Finance plc, 5.50%, 07/15/21	GBP	1,059	942,439
Chobani LLC, 7.50%, 04/15/25(b)	USD	6,372	5,710,905
JBS Investments GmbH, 6.25%, 02/05/23(b)		300	303,795
JBS Investments II GmbH, 7.00%, 01/15/26(b)		800	822,000
JBS USA LUX SA(b):
5.88%, 07/15/24		24,874	25,558,035
5.75%, 06/15/25		40,695	41,746,559
6.75%, 02/15/28		18,368	19,004,727
Nomad Foods Bondco plc, 3.25%, 05/15/24	EUR	1,400	1,600,345
Post Holdings, Inc.(b):
5.50%, 03/01/25	USD	12,366	12,505,117
5.00%, 08/15/26		2,925	2,844,562
5.75%, 03/01/27		11,516	11,559,185
5.63%, 01/15/28		3,517	3,490,623
Premier Foods Finance plc, 6.25%, 10/15/23	GBP	1,000	1,331,755
Simmons Foods, Inc., 7.75%, 01/15/24(b)	USD	13,467	14,342,355

			141,899,503

Gas Utilities — 0.1%
Superior Plus LP, 7.00%, 07/15/26(b)		16,297	16,561,826

Health Care Equipment & Supplies — 1.8%
Avantor, Inc.:
4.75%, 10/01/24	EUR	1,237	1,439,430
6.00%, 10/01/24(b)	USD	87,758	91,048,925
9.00%, 10/01/25(b)		45,552	49,366,980
Hologic, Inc.(b):
4.38%, 10/15/25		14,083	14,009,768
4.63%, 02/01/28		5,213	5,121,773

Security		Par (000)	Value

Health Care Equipment & Supplies (continued)
Immucor, Inc., 11.13%, 02/15/22(b)	USD	4,750	$4,821,250
Mallinckrodt International Finance SA(b):
4.88%, 04/15/20		339	337,305
5.75%, 08/01/22		5,364	4,988,520
Ortho-Clinical Diagnostics, Inc., 6.63%, 05/15/22(b)		80,576	76,466,624
Sotera Health Holdings LLC, 6.50%, 05/15/23(b)		23,262	23,436,465
Teleflex, Inc.:
5.25%, 06/15/24		414	423,576
4.88%, 06/01/26		9,516	9,694,425
4.63%, 11/15/27		5,568	5,522,788

			286,677,829

Health Care Providers & Services — 5.3%
Acadia Healthcare Co., Inc.:
5.13%, 07/01/22		6,956	6,973,390
5.63%, 02/15/23		6,979	7,022,619
6.50%, 03/01/24		12,107	12,409,675
AHP Health Partners, Inc., 9.75%, 07/15/26(b)		7,268	7,831,270
Centene Corp.:
4.75%, 01/15/25		4,306	4,392,120
5.38%, 06/01/26(b)		105,164	109,764,925
Community Health Systems, Inc.(b):
8.63%, 01/15/24		29,244	29,280,555
8.00%, 03/15/26		19,024	18,263,040
DaVita, Inc., 5.00%, 05/01/25		274	262,561
Encompass Health Corp., 5.75%, 11/01/24		467	472,838
HCA, Inc.:
5.88%, 05/01/23		687	732,514
5.38%, 02/01/25		27,612	29,268,720
5.88%, 02/15/26		1,364	1,473,120
5.38%, 09/01/26		21,734	22,902,202
5.63%, 09/01/28		52,772	55,806,390
5.88%, 02/01/29		46,002	49,564,855
5.50%, 06/15/47		38,555	40,989,726
inVentiv Group Holdings, Inc., 7.50%, 10/01/24(b)		10,746	11,310,165
MEDNAX, Inc.(b):
5.25%, 12/01/23		8,268	8,371,350
6.25%, 01/15/27		29,117	29,408,170
Molina Healthcare, Inc.:
5.38%, 11/15/22		9,733	10,103,925
4.88%, 06/15/25(b)		9,446	9,339,732
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(b)		24,958	24,895,605
NVA Holdings, Inc., 6.88%, 04/01/26(b)		9,033	8,931,379
Polaris Intermediate Corp., 8.50% (8.50% Cash or 9.25% PIK), 12/01/22(b)(j)		49,260	48,594,990
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 05/01/23(b)		38,623	41,085,216
Surgery Center Holdings, Inc.(b):
8.88%, 04/15/21		6,670	6,985,491
6.75%, 07/01/25		24,434	22,112,770
10.00%, 04/15/27		9,834	9,981,510
Team Health Holdings, Inc., 6.38%, 02/01/25(b)		19,679	16,013,786
Tenet Healthcare Corp.:
6.00%, 10/01/20		1,195	1,238,319
8.13%, 04/01/22		53,708	57,781,752
4.63%, 07/15/24		39,925	39,986,884
6.25%, 02/01/27(b)		57,111	59,284,073
Vizient, Inc., 10.38%, 03/01/24(b)		17,498	19,016,826
WellCare Health Plans, Inc.:
5.25%, 04/01/25		15,431	15,971,085
5.38%, 08/15/26(b)		22,987	24,050,149

			861,873,697

SCHEDULES OF INVESTMENTS	53

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Technology — 0.2%
IQVIA, Inc.:
3.50%, 10/15/24	EUR	600	$691,842
3.25%, 03/15/25(b)		1,962	2,247,618
3.25%, 03/15/25		9,875	11,312,551
5.00%, 10/15/26(b)	USD	16,965	17,357,400

			31,609,411

Hotels, Restaurants & Leisure — 4.1%
1011778 BC ULC, 4.63%, 01/15/22(b)		1,094	1,099,153
Aramark International Finance SARL, 3.13%, 04/01/25	EUR	1,140	1,333,259
Boyd Gaming Corp., 6.00%, 08/15/26	USD	5,263	5,394,575
Boyne USA, Inc., 7.25%, 05/01/25(b)		6,718	7,188,260
Caesars Resort Collection LLC, 5.25%, 10/15/25(b)		8,134	7,834,018
Churchill Downs, Inc.(b):
5.50%, 04/01/27		28,278	28,673,892
4.75%, 01/15/28		15,244	14,500,855
Cirsa Finance International SARL, 6.25%, 12/20/23	EUR	1,257	1,487,772
CPUK Finance Ltd.:
4.25%, 08/28/22	GBP	1,511	1,960,931
4.88%, 08/28/25		350	448,075
EI Group plc, 6.38%, 02/15/22		388	516,809
Eldorado Resorts, Inc., 6.00%, 09/15/26	USD	4,995	5,069,925
Golden Nugget, Inc., 6.75%, 10/15/24(b)		42,225	42,436,125
Hilton Domestic Operating Co., Inc.:
4.25%, 09/01/24		9,432	9,414,268
5.13%, 05/01/26(b)		43,437	44,166,307
Hilton Worldwide Finance LLC:
4.63%, 04/01/25		966	975,660
4.88%, 04/01/27		10,827	10,948,804
IRB Holding Corp., 6.75%, 02/15/26(b)		2,833	2,663,020
KFC Holding Co.(b):
5.00%, 06/01/24		2,000	2,040,000
5.25%, 06/01/26		12,549	12,666,647
4.75%, 06/01/27		3,942	3,873,015
Ladbrokes Group Finance plc, 5.13%, 09/08/23	GBP	2,773	3,732,685
Marriott Ownership Resorts, Inc., 6.50%, 09/15/26(b)	USD	1,992	2,087,018
Melco Resorts Finance Ltd., 4.88%, 06/06/25(b)		19,637	19,317,899
MGM Resorts International:
5.25%, 03/31/20		2,626	2,675,237
6.63%, 12/15/21		34,091	36,434,756
7.75%, 03/15/22		25,414	28,018,935
5.50%, 04/15/27		8,105	8,191,116
New Red Finance, Inc.(b):
4.25%, 05/15/24		29,791	29,493,090
5.00%, 10/15/25		97,641	96,449,780
Pinnacle Bidco plc, 6.38%, 02/15/25	GBP	2,345	3,137,809
Sabre GLBL, Inc.(b):
5.38%, 04/15/23	USD	9,046	9,271,426
5.25%, 11/15/23		8,568	8,739,360
Scientific Games International, Inc.:
10.00%, 12/01/22		6,917	7,268,729
5.00%, 10/15/25(b)		36,075	35,353,500
3.38%, 02/15/26	EUR	8,200	8,871,809
8.25%, 03/15/26(b)	USD	41,241	42,092,627
Sisal Group SpA, 7.00%, 07/31/23	EUR	1,000	1,130,837
Six Flags Entertainment Corp.(b):
4.88%, 07/31/24	USD	18,428	18,209,075
5.50%, 04/15/27		23,848	23,580,903
Station Casinos LLC, 5.00%, 10/01/25(b)		3,365	3,297,700

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Stonegate Pub Co. Financing plc(a):
(LIBOR GBP 3 Month + 4.38%), 5.22%, 03/15/22	GBP	951	$1,234,604
(LIBOR GBP 3 Month + 6.25%), 7.09%, 03/15/22		1,029	1,346,920
Viking Cruises Ltd.(b):
6.25%, 05/15/25	USD	15,108	15,334,620
5.88%, 09/15/27		46,320	45,069,360
Wyndham Destinations, Inc.:
5.40%, 04/01/24		288	292,320
5.75%, 04/01/27		4,705	4,666,890
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(b)		5,049	5,124,735
Wynn Macau Ltd.(b):
4.88%, 10/01/24		5,366	5,218,339
5.50%, 10/01/27		6,837	6,592,406
Yum! Brands, Inc., 5.35%, 11/01/43		718	621,070

			677,546,925

Household Durables — 0.6%
Brookfield Residential Properties, Inc., 6.13%, 07/01/22(b)		1,000	1,005,000
Lennar Corp.:
8.38%, 01/15/21		8,186	8,840,880
6.25%, 12/15/21		3,054	3,214,335
4.88%, 12/15/23		3,645	3,754,350
5.25%, 06/01/26		2,830	2,911,362
4.75%, 11/29/27		13,935	13,941,515
Mattamy Group Corp.(b):
6.88%, 12/15/23		3,699	3,772,980
6.50%, 10/01/25		6,514	6,393,817
MDC Holdings, Inc., 6.00%, 01/15/43		5,758	4,923,090
Meritage Homes Corp., 5.13%, 06/06/27		4,646	4,505,226
PulteGroup, Inc.:
6.38%, 05/15/33		14,254	14,200,547
6.00%, 02/15/35		8,274	7,932,698
Tempur Sealy International, Inc., 5.50%, 06/15/26		1,825	1,826,131
TRI Pointe Group, Inc.:
4.88%, 07/01/21		882	883,103
5.88%, 06/15/24		1,663	1,671,315
5.25%, 06/01/27		4,706	4,329,520
Williams Scotsman International, Inc.(b):
7.88%, 12/15/22		6,278	6,466,340
6.88%, 08/15/23		6,012	6,012,000

			96,584,209

Household Products — 0.2%
Diamond BC BV, 5.63%, 08/15/25	EUR	935	979,613
Energizer Holdings, Inc.(b):
6.38%, 07/15/26	USD	5,871	6,017,775
7.75%, 01/15/27		17,516	18,654,540
Spectrum Brands, Inc., 6.63%, 11/15/22		152	155,496

			25,807,424

Independent Power and Renewable Electricity Producers — 1.7%
AES Corp.:
4.50%, 03/15/23		570	575,700
4.88%, 05/15/23		4,572	4,634,865
5.50%, 04/15/25		10,247	10,631,262
6.00%, 05/15/26		7,278	7,714,534
5.13%, 09/01/27		14,445	15,025,545
Calpine Corp.:
6.00%, 01/15/22(b)		2,726	2,756,667
5.38%, 01/15/23		47,974	48,033,968

54	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Independent Power and Renewable Electricity Producers (continued)
5.88%, 01/15/24(b)	USD	2,509	$2,571,725
5.50%, 02/01/24		776	771,150
5.75%, 01/15/25		17,786	17,697,070
5.25%, 06/01/26(b)		46,011	45,780,945
Clearway Energy Operating LLC:
5.38%, 08/15/24		16,513	16,471,717
5.75%, 10/15/25(b)		13,601	13,652,004
NRG Energy, Inc.:
6.63%, 01/15/27		57,176	61,535,670
5.75%, 01/15/28		16,414	17,398,840
Pattern Energy Group, Inc., 5.88%, 02/01/24(b)		6,617	6,732,798
Talen Energy Supply LLC:
6.50%, 06/01/25		2,582	2,272,160
10.50%, 01/15/26(b)		2,582	2,691,735
Vistra Energy Corp., 7.63%, 11/01/24		3,879	4,102,120

			281,050,475

Insurance — 0.9%
Acrisure LLC, 8.13%, 02/15/24(b)		5,432	5,628,421
Aegon NV, (EUR Swap Annual 5 Year + 5.21%), 6.00%(a)(h)	EUR	1,025	1,150,633
Alliant Holdings Intermediate LLC, 8.25%, 08/01/23(b)	USD	67,403	69,088,075
AmWINS Group, Inc., 7.75%, 07/01/26(b)		4,987	4,974,533
Ardonagh Midco 3 plc:
8.38%, 07/15/23	GBP	913	1,028,604
8.63%, 07/15/23(b)	USD	10,689	9,139,095
Assicurazioni Generali SpA(a):
(EURIBOR 3 Month + 7.11%), 7.75%, 12/12/42	EUR	1,100	1,466,225
(EURIBOR 3 Month + 5.35%), 5.50%, 10/27/47		877	1,075,913
Caisse Nationale de Reassurance Mutuelle Agricole Groupama:
(EURIBOR 3 Month + 5.77%), 6.37%(a)(h)		800	1,006,667
6.00%, 01/23/27		500	669,321
HUB International Ltd., 7.00%, 05/01/26(b)	USD	45,359	44,905,410
NN Group NV, (EURIBOR 3 Month + 3.90%), 4.38%(a)(h)	EUR	1,154	1,365,707
USI, Inc., 6.88%, 05/01/25(b)	USD	5,416	5,260,290

			146,758,894

Interactive Media & Services — 0.1%(b)
Match Group, Inc., 5.63%, 02/15/29		8,733	8,842,162
Rackspace Hosting, Inc., 8.63%, 11/15/24		9,509	8,471,378

			17,313,540

Internet & Direct Marketing Retail — 0.1%
Shop Direct Funding plc, 7.75%, 11/15/22	GBP	1,499	1,757,161
Uber Technologies, Inc.(b):
7.50%, 11/01/23	USD	14,258	14,863,965
8.00%, 11/01/26		3,000	3,191,250

			19,812,376

IT Services — 1.5%
Alliance Data Systems Corp.(b):
5.88%, 11/01/21		5,383	5,504,117
5.38%, 08/01/22		20,463	20,693,209
Banff Merger Sub, Inc.:
8.38%, 09/01/26	EUR	1,747	1,935,189
9.75%, 09/01/26(b)	USD	78,438	76,084,860
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(b)		17,584	17,540,040
Gartner, Inc., 5.13%, 04/01/25(b)		15,188	15,350,512
InterXion Holding NV, 4.75%, 06/15/25	EUR	3,110	3,697,961

Security		Par (000)	Value

IT Services (continued)
United Group BV:
4.38%, 07/01/22	EUR	2,448	$2,817,793
4.88%, 07/01/24		2,156	2,470,877
WEX, Inc., 4.75%, 02/01/23(b)	USD	9,596	9,572,010
Zayo Group LLC:
6.00%, 04/01/23		12,516	12,672,450
6.38%, 05/15/25		18,418	18,510,090
5.75%, 01/15/27(b)		64,069	63,928,048

			250,777,156

Leisure Products — 0.2%
Mattel, Inc., 6.75%, 12/31/25(b)		34,618	34,055,458

Life Sciences Tools & Services — 0.1%
Charles River Laboratories International, Inc., 5.50%, 04/01/26(b)		19,957	20,705,387

Machinery — 1.6%
Colfax Corp.:
6.00%, 02/15/24(b)		25,932	27,001,695
3.25%, 05/15/25	EUR	900	1,031,180
6.38%, 02/15/26(b)	USD	13,925	14,821,352
EnPro Industries, Inc., 5.75%, 10/15/26(b)		2,037	2,052,277
Grinding Media, Inc., 7.38%, 12/15/23(b)		11,476	11,016,960
Manitowoc Co., Inc. (The), 9.00%, 04/01/26(b)		6,189	6,266,362
Mueller Water Products, Inc., 5.50%, 06/15/26(b)		12,535	12,723,025
Navistar International Corp., 6.63%, 11/01/25(b)		21,286	21,631,898
Novelis Corp.(b):
6.25%, 08/15/24		44,625	45,629,062
5.88%, 09/30/26		25,475	25,379,469
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	2,823	3,080,281
RBS Global, Inc., 4.88%, 12/15/25(b)	USD	25,084	24,770,450
SPX FLOW, Inc.(b):
5.63%, 08/15/24		7,742	7,780,710
5.88%, 08/15/26		2,484	2,496,420
Stevens Holding Co., Inc., 6.13%, 10/01/26(b)		6,781	6,984,430
Terex Corp., 5.63%, 02/01/25(b)		10,759	10,705,205
Titan Acquisition Ltd., 7.75%, 04/15/26(b)		26,533	22,884,713
Wabash National Corp., 5.50%, 10/01/25(b)		13,183	12,293,148

			258,548,637

Marine — 0.0%
CMA CGM SA:
6.50%, 07/15/22	EUR	1,550	1,652,646
5.25%, 01/15/25		1,000	935,441

			2,588,087

Media — 6.7%
Adelphia Commercial Bonds, Escrow, Series B, 10.50%, 07/15/04(d)(e)(i)	USD	800	—
Altice Financing SA(b):
6.63%, 02/15/23		46,895	47,950,137
7.50%, 05/15/26		24,203	23,888,361
Altice Finco SA, 7.63%, 02/15/25(b)		712	647,920
Altice Luxembourg SA:
7.75%, 05/15/22(b)		62,724	62,724,000
6.25%, 02/15/25	EUR	600	619,341
AMC Networks, Inc.:
4.75%, 12/15/22	USD	1,101	1,109,258
5.00%, 04/01/24		2,528	2,540,387
4.75%, 08/01/25		16,332	16,209,510
Century Communications Corp., Escrow, 0.00%, 03/15/13(d)(e)(i)		625	—
Clear Channel International BV, 8.75%, 12/15/20(b)		40,343	41,402,004

SCHEDULES OF INVESTMENTS	55

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.50%, 11/15/22	USD	132,757	$135,659,066
9.25%, 02/15/24(b)		102,968	109,146,080
CSC Holdings LLC:
5.13%, 12/15/21(b)		39,749	39,798,686
5.38%, 07/15/23(b)		29,587	30,141,756
5.25%, 06/01/24		33,196	33,693,940
7.75%, 07/15/25(b)		38,875	41,693,438
6.63%, 10/15/25(b)		866	917,960
10.88%, 10/15/25(b)		77,009	88,906,891
5.50%, 05/15/26(b)		32,604	33,510,391
5.38%, 02/01/28(b)		14,342	14,377,855
6.50%, 02/01/29(b)		39,709	42,290,085
DISH DBS Corp.:
6.75%, 06/01/21		20,670	21,310,770
5.88%, 07/15/22		49,522	47,927,392
5.00%, 03/15/23		27,767	24,990,300
5.88%, 11/15/24		898	754,320
Gray Television, Inc.(b):
5.13%, 10/15/24		1,771	1,778,173
7.00%, 05/15/27		15,211	16,161,687
Lamar Media Corp., 5.75%, 02/01/26(b)		5,746	6,004,570
MDC Partners, Inc., 6.50%, 05/01/24(b)		17,134	14,178,385
Mediacom Broadband LLC, 5.50%, 04/15/21		60	60,048
Meredith Corp., 6.88%, 02/01/26		7,510	7,885,500
Midcontinent Communications, 6.88%, 08/15/23(b)		14,351	14,929,166
Outfront Media Capital LLC, 5.88%, 03/15/25		6,526	6,689,150
Quebecor Media, Inc., 5.75%, 01/15/23		1,537	1,602,322
Radiate Holdco LLC(b):
6.88%, 02/15/23		3,219	3,186,810
6.63%, 02/15/25		6,033	5,821,845
SES SA(a)(h):
(EUR Swap Annual 5 Year + 4.66%), 4.62%	EUR	500	586,036
(EUR Swap Annual 5 Year + 5.40%), 5.63%		1,400	1,675,984
Sirius XM Radio, Inc.(b):
5.38%, 04/15/25	USD	1,248	1,280,760
5.38%, 07/15/26		278	283,991
5.00%, 08/01/27		35,007	35,028,004
TDF Infrastructure SAS, 2.50%, 04/07/26	EUR	900	1,030,170
TEGNA, Inc., 5.50%, 09/15/24(b)	USD	2,483	2,507,830
Tele Columbus AG, 3.88%, 05/02/25	EUR	700	701,187
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28(b)	USD	23,000	22,540,000
Telenet Finance VI Luxembourg SCA, 4.88%, 07/15/27	EUR	2,629	3,165,960
Tribune Media Co., 5.88%, 07/15/22	USD	2,550	2,602,594
Unitymedia GmbH, 3.75%, 01/15/27	EUR	2,360	2,779,262
Unitymedia Hessen GmbH & Co. KG:
3.50%, 01/15/27		394	464,629
6.25%, 01/15/29		2,080	2,585,106
Univision Communications, Inc.(b):
5.13%, 05/15/23	USD	8,754	8,288,944
5.13%, 02/15/25		6,595	6,141,594
UPC Holding BV:
5.50%, 01/15/28(b)		2,760	2,753,100
3.88%, 06/15/29	EUR	1,200	1,368,109
UPCB Finance IV Ltd., 5.38%, 01/15/25(b)	USD	6,409	6,505,135
UPCB Finance VII Ltd., 3.63%, 06/15/29	EUR	2,054	2,391,514
Videotron Ltd., 5.13%, 04/15/27(b)	USD	4,594	4,685,880
Virgin Media Secured Finance plc, 5.25%, 01/15/21		1,200	1,233,000

Security		Par (000)	Value

Media (continued)
Ziggo Bond Co. BV:
7.13%, 05/15/24	EUR	691	$808,460
5.88%, 01/15/25(b)	USD	24,417	24,111,787
Ziggo BV:
4.25%, 01/15/27	EUR	4,311	4,968,850
5.50%, 01/15/27(b)	USD	14,992	14,804,600

			1,095,799,990

Metals & Mining — 2.2%
Alcoa Nederland Holding BV, 6.13%, 05/15/28(b)		3,793	3,906,790
Big River Steel LLC, 7.25%, 09/01/25(b)		14,981	15,659,639
Cleveland-Cliffs, Inc., 4.88%, 01/15/24(b)		7,734	7,637,325
Constellium NV(b):
5.75%, 05/15/24		37,795	37,700,513
6.63%, 03/01/25		17,252	17,597,040
5.88%, 02/15/26		20,421	20,050,869
Freeport-McMoRan, Inc.:
3.55%, 03/01/22		28,130	27,813,538
3.88%, 03/15/23		46,220	45,554,894
4.55%, 11/14/24		27,305	26,895,425
5.40%, 11/14/34		5,060	4,604,600
5.45%, 03/15/43		88,789	77,691,263
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(b)		6,058	6,391,190
Kaiser Aluminum Corp., 5.88%, 05/15/24		8,876	9,120,090
Steel Dynamics, Inc.:
5.25%, 04/15/23		2,444	2,483,715
5.50%, 10/01/24		3,949	4,077,342
4.13%, 09/15/25		14,505	14,178,638
5.00%, 12/15/26		8,971	9,161,634
SunCoke Energy Partners LP, 7.50%, 06/15/25(b)		4,554	4,610,925
Teck Resources Ltd., 4.50%, 01/15/21		498	505,221
thyssenkrupp AG:
1.38%, 03/03/22	EUR	899	1,001,309
2.88%, 02/22/24		4,272	4,820,332
2.50%, 02/25/25		830	935,138
United States Steel Corp.:
6.88%, 08/15/25	USD	5,405	5,256,362
6.25%, 03/15/26		7,955	7,418,038

			355,071,830

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Starwood Property Trust, Inc., 5.00%, 12/15/21		5,629	5,776,761

Multiline Retail — 0.0%
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	1,770	2,329,462

Multi-Utilities — 0.0%
RWE AG, (EUR Swap Annual 5 Year + 2.64%), 2.75%, 04/21/75(a)	EUR	1,818	2,079,720

Oil, Gas & Consumable Fuels — 9.5%
Antero Midstream Partners LP:
5.38%, 09/15/24	USD	4,471	4,505,874
5.75%, 03/01/27(b)		1,937	1,966,055
Antero Resources Corp.:
5.38%, 11/01/21		461	462,729
5.13%, 12/01/22		1,969	1,979,436
5.63%, 06/01/23		2,000	2,027,500
5.00%, 03/01/25(g)		24,427	23,999,527
Ascent Resources Utica Holdings LLC(b):
10.00%, 04/01/22		14,869	16,286,016
7.00%, 11/01/26		6,456	6,205,830

56	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Berry Petroleum Co. LLC, 7.00%, 02/15/26(b)	USD	19,610	$19,413,900
Brazos Valley Longhorn LLC, 6.88%, 02/01/25		8,595	8,637,975
Bruin E&P Partners LLC, 8.88%, 08/01/23(b)		20,570	19,695,775
California Resources Corp., 8.00%, 12/15/22(b)(g)		39,063	30,676,174
Callon Petroleum Co.:
6.13%, 10/01/24		7,765	7,803,825
6.38%, 07/01/26		14,688	14,724,720
Calumet Specialty Products Partners LP, 6.50%, 04/15/21		7,233	7,088,340
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		11,822	11,629,892
8.25%, 07/15/25		14,100	14,523,000
Centennial Resource Production LLC, 6.88%, 04/01/27(b)		8,226	8,306,615
Chaparral Energy, Inc., 8.75%, 07/15/23(b)		8,872	6,077,320
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		27,573	31,124,402
5.88%, 03/31/25		26,699	29,035,163
5.13%, 06/30/27		49,200	51,598,500
Cheniere Energy Partners LP, 5.63%, 10/01/26(b)		297	304,425
Chesapeake Energy Corp.:
6.63%, 08/15/20		12,120	12,438,150
6.13%, 02/15/21		7,988	8,227,640
4.88%, 04/15/22		7,086	6,979,710
5.75%, 03/15/23		8,160	7,976,400
7.00%, 10/01/24(g)		19,745	19,695,637
8.00%, 01/15/25(g)		8,470	8,639,400
8.00%, 06/15/27(g)		38,100	37,528,500
CNX Resources Corp., 5.88%, 04/15/22		63,529	63,370,177
Comstock Resources, Inc., 9.75%, 08/15/26(b)		8,592	7,904,640
CONSOL Energy, Inc., 11.00%, 11/15/25(b)		29,495	33,476,825
Covey Park Energy LLC, 7.50%, 05/15/25(b)		8,126	7,516,550
Crestwood Midstream Partners LP, 6.25%, 04/01/23		6,875	7,046,875
CrownRock LP, 5.63%, 10/15/25(b)		46,521	44,660,160
DCP Midstream Operating LP:
5.38%, 07/15/25		17,396	18,135,330
6.45%, 11/03/36(b)		14,865	15,236,625
6.75%, 09/15/37(b)		15,771	16,244,130
Denbury Resources, Inc., 9.25%, 03/31/22(b)		14,290	13,789,850
Diamondback Energy, Inc.:
4.75%, 11/01/24(b)		21,216	21,689,117
5.38%, 05/31/25		6,381	6,660,169
Encavis Finance BV, (EUR Swap Annual 5 Year + 1.10%), 5.25%(a)(h)(k)	EUR	900	1,017,567
Endeavor Energy Resources LP(b):
5.50%, 01/30/26	USD	23,494	24,081,350
5.75%, 01/30/28		24,496	25,659,560
EnLink Midstream Partners LP:
4.40%, 04/01/24		14,232	14,089,680
4.15%, 06/01/25		522	502,425
4.85%, 07/15/26		2,839	2,818,275
5.60%, 04/01/44		14,012	12,540,740
5.05%, 04/01/45		16,492	14,224,350
5.45%, 06/01/47		11,236	10,000,040
Extraction Oil & Gas, Inc.(b):
7.38%, 05/15/24		16,013	13,370,855
5.63%, 02/01/26		22,199	17,037,732
Genesis Energy LP:
6.00%, 05/15/23		2,236	2,252,770
5.63%, 06/15/24		3,956	3,797,760
6.50%, 10/01/25		715	695,337
6.25%, 05/15/26		7,680	7,257,600

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Great Western Petroleum LLC, 9.00%, 09/30/21(b)	USD	23,732	$17,917,660
Gulfport Energy Corp.:
6.63%, 05/01/23		2,996	2,906,120
6.00%, 10/15/24		5,132	4,658,008
Halcon Resources Corp., 6.75%, 02/15/25		15,851	9,510,600
Hess Infrastructure Partners LP, 5.63%, 02/15/26(b)		11,073	11,266,777
Indigo Natural Resources LLC, 6.88%, 02/15/26(b)		9,274	8,207,490
Magnolia Oil & Gas Operating LLC, 6.00%, 08/01/26(b)		1,974	1,993,740
Matador Resources Co., 5.88%, 09/15/26		25,055	24,992,363
MEG Energy Corp., 6.50%, 01/15/25(b)		34,632	34,118,754
Murphy Oil Corp.:
5.75%, 08/15/25		10,460	10,781,983
7.05%, 05/01/29		815	895,869
5.87%, 12/01/42		9,720	8,674,530
Neptune Energy Bondco plc, 6.63%, 05/15/25(b)		1,465	1,435,700
NGPL PipeCo LLC(b):
4.88%, 08/15/27		29,308	29,601,080
7.77%, 12/15/37		20,310	24,372,000
Northern Oil and Gas, Inc., 8.50% (8.50% Cash or 1.00% PIK), 05/15/23(j)		19,298	19,949,711
Oasis Petroleum, Inc.:
6.88%, 03/15/22		12,281	12,403,810
6.88%, 01/15/23		8,762	8,762,000
6.25%, 05/01/26(b)		12,669	12,067,223
Parsley Energy LLC(b):
6.25%, 06/01/24		3,672	3,795,930
5.38%, 01/15/25		21,280	21,226,800
5.25%, 08/15/25		6,084	5,992,740
5.63%, 10/15/27		14,304	14,232,480
PBF Holding Co. LLC, 7.25%, 06/15/25		10,049	10,315,299
PDC Energy, Inc.:
1.13%, 09/15/21(k)		484	450,710
6.13%, 09/15/24		1,849	1,849,000
5.75%, 05/15/26		7,115	6,954,913
QEP Resources, Inc.:
6.88%, 03/01/21		10,814	11,084,350
5.38%, 10/01/22		19,046	18,617,465
5.25%, 05/01/23		13,773	12,981,053
5.63%, 03/01/26		23,812	21,549,860
Range Resources Corp.:
5.88%, 07/01/22		1,294	1,306,940
5.00%, 08/15/22		3,913	3,873,870
5.00%, 03/15/23		2,440	2,391,200
4.88%, 05/15/25		6,622	6,141,905
Repsol International Finance BV(a):
(EUR Swap Annual 6 Year + 3.56%), 3.88%(h)	EUR	1,151	1,353,165
(EUR Swap Annual 10 Year + 4.20%), 4.50%, 03/25/75		1,714	2,101,935
Sanchez Energy Corp.:
7.75%, 06/15/21	USD	39,082	5,422,628
6.13%, 01/15/23		2,253	304,155
Seven Generations Energy Ltd.(b):
6.75%, 05/01/23		663	681,233
6.88%, 06/30/23		503	516,832
5.38%, 09/30/25		4,316	4,218,890
SM Energy Co.:
6.13%, 11/15/22		11,976	11,976,000
5.00%, 01/15/24		14,582	13,488,350

SCHEDULES OF INVESTMENTS	57

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
5.63%, 06/01/25	USD	12,491	$11,549,678
6.75%, 09/15/26		3,870	3,710,363
6.63%, 01/15/27		5,439	5,167,050
Southwestern Energy Co.:
6.20%, 01/23/25		4,863	4,777,897
7.50%, 04/01/26		5,416	5,524,320
7.75%, 10/01/27		13,795	14,088,144
Sunoco LP:
4.88%, 01/15/23		12,220	12,414,298
5.50%, 02/15/26		8,160	8,078,400
6.00%, 04/15/27(b)		2,077	2,086,762
Tallgrass Energy Partners LP(b):
4.75%, 10/01/23		5,885	5,919,957
5.50%, 09/15/24		14,865	15,236,625
5.50%, 01/15/28		48,751	48,887,015
Targa Resources Partners LP:
5.25%, 05/01/23		1,688	1,718,283
4.25%, 11/15/23		3,270	3,257,737
5.13%, 02/01/25		10,272	10,477,440
5.88%, 04/15/26(b)		19,308	20,408,556
5.38%, 02/01/27		5,678	5,805,755
6.50%, 07/15/27(b)		15,935	17,189,881
5.00%, 01/15/28		22,692	22,379,985
6.88%, 01/15/29(b)		30,812	33,469,535
TerraForm Power Operating LLC(b):
4.25%, 01/31/23		10,029	9,908,552
6.63%, 06/15/25(l)		2,845	2,980,137
5.00%, 01/31/28		13,270	12,805,550
Whiting Petroleum Corp., 6.63%, 01/15/26		16,339	16,012,220
WPX Energy, Inc.:
6.00%, 01/15/22		2,352	2,440,200
8.25%, 08/01/23		5,757	6,476,625

			1,554,749,005

Paper & Forest Products — 0.2%
Mercer International, Inc.:
6.50%, 02/01/24		7,260	7,423,350
5.50%, 01/15/26		4,366	4,278,680
Norbord, Inc., 6.25%, 04/15/23(b)		9,730	9,973,250
Smurfit Kappa Acquisitions ULC:
2.38%, 02/01/24	EUR	899	1,052,361
2.88%, 01/15/26		1,699	1,982,088

			24,709,729

Personal Products — 0.1%
Coty, Inc., 6.50%, 04/15/26(b)	USD	9,718	9,499,345

Pharmaceuticals — 2.5%
Bausch Health Americas, Inc.(b):
9.25%, 04/01/26		15,014	16,429,820
8.50%, 01/31/27		51,726	54,829,560
Bausch Health Cos., Inc.:
5.50%, 03/01/23(b)		22,080	22,190,400
4.50%, 05/15/23	EUR	21,671	24,499,057
5.88%, 05/15/23(b)	USD	44,806	45,366,075
7.00%, 03/15/24(b)		27,858	29,473,764
6.13%, 04/15/25(b)		38,955	38,565,450
5.50%, 11/01/25(b)		64,495	65,865,519
9.00%, 12/15/25(b)		31,904	34,657,315
5.75%, 08/15/27(b)		8,896	9,121,069
Catalent Pharma Solutions, Inc., 4.88%, 01/15/26(b)		14,203	14,060,970
Elanco Animal Health, Inc., 4.90%, 08/28/28(b)		12,119	12,865,942
Endo DAC, 6.00%, 07/15/23(b)		3,806	2,930,620
Nidda BondCo GmbH, 7.25%, 09/30/25	EUR	1,899	2,182,819

Security		Par (000)	Value

Pharmaceuticals (continued)
Par Pharmaceutical, Inc., 7.50%, 04/01/27(b)	USD	29,585	$29,999,190
Rossini SARL, 6.75%, 10/30/25	EUR	5,107	6,058,182

			409,095,752

Professional Services — 0.5%
Intertrust Group BV, 3.38%, 11/15/25		2,973	3,405,831
Jaguar Holding Co. II, 6.38%, 08/01/23(b)	USD	80,112	81,614,100

			85,019,931

Real Estate Management & Development — 0.3%
AT Securities BV, (USD Swap Semi 5 Year + 3.55%), 5.25%(a)(h)		2,250	2,135,844
Five Point Operating Co. LP, 7.88%, 11/15/25(b)		8,669	8,300,568
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(b)		10,023	10,048,058
Howard Hughes Corp. (The), 5.38%, 03/15/25(b)		8,221	8,210,066
Newmark Group, Inc., 6.13%, 11/15/23		5,093	5,248,612
Residomo SRO, 3.38%, 10/15/24	EUR	2,303	2,617,452
Summit Properties Ltd., 2.00%, 01/31/25		1,140	1,149,291
Unique Pub Finance Co. plc (The), Series N, 6.46%, 03/30/32	GBP	3,066	3,814,591

			41,524,482

Road & Rail — 0.5%
Avis Budget Finance plc, 4.75%, 01/30/26	EUR	3,882	4,446,734
Avolon Holdings Funding Ltd.(b):
5.13%, 10/01/23	USD	15,891	16,169,093
5.25%, 05/15/24		15,051	15,502,530
Herc Rentals, Inc., 7.50%, 06/01/22(b)		1,737	1,808,651
Hertz Corp. (The), 7.63%, 06/01/22(b)		16,812	17,207,082
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	EUR	3,539	4,097,481
Park Aerospace Holdings Ltd.(b):
3.63%, 03/15/21	USD	13,139	13,040,458
5.25%, 08/15/22		15,785	16,178,046

			88,450,075

Semiconductors & Semiconductor Equipment — 0.7%
Advanced Micro Devices, Inc., 7.50%, 08/15/22		4,048	4,518,580
Broadcom, Inc.(b):
3.13%, 04/15/21		9,135	9,124,221
3.13%, 10/15/22		13,068	13,008,279
3.63%, 10/15/24		13,068	12,965,808
4.25%, 04/15/26		13,068	12,971,428
4.75%, 04/15/29		13,068	13,005,927
Entegris, Inc., 4.63%, 02/10/26(b)		9,837	9,738,630
Qorvo, Inc., 5.50%, 07/15/26(b)		22,346	23,074,480
Sensata Technologies UK Financing Co. plc, 6.25%, 02/15/26(b)		8,460	8,967,600
Versum Materials, Inc., 5.50%, 09/30/24(b)		7,794	8,193,442

			115,568,395

Software — 4.2%
ACI Worldwide, Inc., 5.75%, 08/15/26(b)		36,138	36,996,278
CDK Global, Inc., 4.88%, 06/01/27		36,712	36,666,110
Change Healthcare Holdings LLC, 5.75%, 03/01/25(b)		24,355	24,050,563
Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/24(b)		54,826	59,760,340
Infor Software Parent LLC, 7.13% (7.13% Cash or 7.88% PIK), 05/01/21(b)(j)		12,967	12,954,681
Infor US, Inc., 6.50%, 05/15/22		120,375	122,030,156
Informatica LLC, 7.13%, 07/15/23(b)		42,259	43,051,356
Nuance Communications, Inc.:
6.00%, 07/01/24		5,377	5,511,425
5.63%, 12/15/26		8,772	9,012,616

58	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
PTC, Inc., 6.00%, 05/15/24	USD	10,009	$10,471,916
RP Crown Parent LLC, 7.38%, 10/15/24(b)		27,741	28,434,525
Solera LLC, 10.50%, 03/01/24(b)		108,647	117,764,656
Sophia LP, 9.00%, 09/30/23(b)		11,755	12,195,813
SS&C Technologies, Inc., 5.50%, 09/30/27(b)		78,682	79,468,820
Symantec Corp.:
3.95%, 06/15/22		1,750	1,753,910
5.00%, 04/15/25(b)		20,114	20,144,047
TIBCO Software, Inc., 11.38%, 12/01/21(b)		56,249	59,877,061
Veritas US, Inc., 7.50%, 02/01/23(b)		6,588	6,291,540

			686,435,813

Specialty Retail — 0.4%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		17,546	18,045,184
Group 1 Automotive, Inc.:
5.00%, 06/01/22		5,885	5,899,712
5.25%, 12/15/23(b)		1,743	1,751,715
L Brands, Inc.:
6.88%, 11/01/35		21,674	18,720,918
6.75%, 07/01/36		3,311	2,781,240
Penske Automotive Group, Inc., 5.50%, 05/15/26		1,566	1,542,510
Staples, Inc., 8.50%, 09/15/25(b)		15,548	16,966,755
Tendam Brands SAU, 5.00%, 09/15/24	EUR	1,201	1,347,071

			67,055,105

Technology Hardware, Storage & Peripherals — 0.6%
Dell International LLC(b):
4.42%, 06/15/21	USD	5,605	5,750,506
7.13%, 06/15/24		40,830	43,294,160
Western Digital Corp., 4.75%, 02/15/26		30,102	28,747,410
Xerox Corp.:
4.80%, 03/01/35		16,911	13,275,135
6.75%, 12/15/39		1,333	1,268,016

			92,335,227

Textiles, Apparel & Luxury Goods — 0.1%
European TopSoho SARL, 4.00%, 09/21/21(k)	EUR	1,800	1,994,658
PVH Corp., 3.13%, 12/15/27		2,466	2,808,539
William Carter Co. (The), 5.63%, 03/15/27(b)	USD	8,227	8,504,661

			13,307,858

Thrifts & Mortgage Finance — 0.3%
Deutsche Pfandbriefbank AG, 4.60%, 02/22/27	EUR	700	840,467
Jerrold Finco plc:
6.25%, 09/15/21	GBP	1,100	1,447,022
6.13%, 01/15/24		1,232	1,608,529
Ladder Capital Finance Holdings LLLP, 5.25%, 10/01/25(b)	USD	9,335	8,961,600
Nationstar Mortgage Holdings, Inc.(b):
8.13%, 07/15/23		13,664	14,073,920
9.13%, 07/15/26		16,195	16,437,925

			43,369,463

Trading Companies & Distributors — 1.1%
Beacon Roofing Supply, Inc., 4.88%, 11/01/25(b)		943	891,135
Flexi-Van Leasing, Inc., 10.00%, 02/15/23(b)		6,105	5,628,810
Fortress Transportation & Infrastructure Investors LLC(b):
6.75%, 03/15/22		3,498	3,559,215
6.50%, 10/01/25		3,856	3,807,800
HD Supply, Inc., 5.38%, 10/15/26(b)		103,574	105,645,480
United Rentals North America, Inc.:
4.63%, 07/15/23		639	648,984
5.50%, 07/15/25		12,489	12,770,003

Security		Par (000)	Value

Trading Companies & Distributors (continued)
4.63%, 10/15/25	USD	13,864	$13,690,700
5.88%, 09/15/26		13,563	14,020,751
6.50%, 12/15/26		2,152	2,264,980
5.50%, 05/15/27		22,482	22,706,820

			185,634,678

Wireless Telecommunication Services — 2.4%
Digicel Group Two Ltd., 8.25%, 09/30/22(b)		5,700	1,890,262
Digicel International Finance Ltd., 8.75%, 05/25/24(b)		19,056	18,865,440
Digicel Ltd., 6.00%, 04/15/21(b)		26,054	21,695,426
Hughes Satellite Systems Corp., 5.25%, 08/01/26		8,012	7,951,910
Matterhorn Telecom SA, 3.88%, 05/01/22	EUR	3,889	4,405,413
SoftBank Group Corp.:
4.00%, 04/20/23		6,341	7,643,961
4.50%, 04/20/25		500	603,172
4.75%, 07/30/25		1,709	2,060,851
(USD Swap Rate 5 Year + 4.85%), 6.87%(a)(h)	USD	200	184,796
5.00%, 04/15/28	EUR	1,296	1,553,372
Sprint Corp.:
7.88%, 09/15/23	USD	62,604	65,577,690
7.13%, 06/15/24		74,774	75,895,610
7.63%, 02/15/25		10,624	10,836,480
7.63%, 03/01/26		87,035	88,209,973
Telefonica Europe BV(a)(h):
(GBP Swap 5 Year + 4.46%), 6.75%	GBP	1,200	1,661,093
(EUR Swap Annual 5 Year + 3.86%), 3.75%	EUR	1,200	1,395,981
(EUR Swap Annual 5 Year + 2.33%), 2.63%		1,500	1,615,831
(EUR Swap Annual 10 Year + 4.30%), 5.88%		2,600	3,237,370
(EUR Swap Annual 6 Year + 4.11%), 4.38%		2,000	2,301,203
T-Mobile USA, Inc.:
4.00%, 04/15/22	USD	1,180	1,193,275
6.00%, 03/01/23		2,626	2,698,215
6.00%, 04/15/24		1,489	1,546,699
6.38%, 03/01/25		8,418	8,765,663
5.13%, 04/15/25		866	886,567
6.50%, 01/15/26		7,436	7,937,930
4.50%, 02/01/26		23,185	23,172,321
4.75%, 02/01/28		32,679	32,393,059
Wind Tre SpA:
(EURIBOR 3 Month + 2.75%), 2.75%, 01/20/24(a)	EUR	1,501	1,597,876
3.13%, 01/20/25		2,005	2,120,010

			399,897,449

Total Corporate Bonds — 82.9% (Cost: $13,440,359,313)			13,544,291,391

Floating Rate Loan Interests — 10.3%(m)

Aerospace & Defense — 0.1%
Atlantic Aviation FBO, Inc., Term Loan B, (LIBOR USD 1 Month + 3.75%), 6.25%, 11/30/25(e)	USD	2,624	2,644,106
HENSOLDT Holding GmbH, Term Loan B3, (EURIBOR 3 Month + 3.25%), 3.25%, 02/28/24	EUR	2,500	2,739,958
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 7.78%, 11/28/21	USD	10,380	10,133,131

			15,517,195

Auto Components — 0.4%
Mavis Tire Express Services Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.74%, 03/15/25		3,629	3,528,834

SCHEDULES OF INVESTMENTS	59

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Auto Components (continued)
Panther BF Aggregator 2 LP, Term Loan B, 03/18/26(n)	USD	58,025	$57,336,243

			60,865,077

Building Products — 0.0%
LSF10 XL Bidco SCA, Term Loan, (EURIBOR 3 Month + 4.00%), 4.00%, 04/11/24	EUR	2,220	2,461,348
LSF10 XL Bidco SCA, Term Loan B, (EURIBOR 3 Month + 4.00%), 4.00%, 04/11/24		1,000	1,108,715

			3,570,063

Capital Markets — 0.2%
Travelport Finance (Luxembourg) SA, 1st Lien Term Loan, 03/18/26(n)	USD	29,518	28,669,358

Chemicals — 0.6%
Allnex (Luxembourg) & Cy SCA, Term Loan B1, (EURIBOR 3 Month + 3.25%), 3.25%, 09/13/23	EUR	3,959	4,399,302
Alpha 3 BV, Term Loan, (LIBOR USD 3 Month + 3.00%), 5.60%, 01/31/24	USD	20,378	19,887,431
Ascend Performance Materials Operations LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 5.25%), 7.75%, 08/12/22		28,792	28,720,124
Greenrock Finance, Inc., Term Loan, (LIBOR USD 3 Month + 3.50%), 6.15%, 06/28/24		3,186	3,160,795
Invictus Co., Term Loan B26, (LIBOR USD 1 Month + 6.75%), 9.24%, 03/30/26(e)		2,582	2,556,149
Messer Industries LLC, Term Loan, 03/01/26(n)		11,018	10,777,464
Starfruit Finco BV, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.74%, 10/01/25		27,257	26,831,606

			96,332,871

Commercial Services & Supplies — 0.5%
Brand Energy & Infrastructure Services, Inc., Term Loan, (LIBOR USD 3 Month + 4.25%), 6.85% - 7.01%, 06/21/24		61,098	58,407,636
GFL Environmental, Inc., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.50%, 05/30/25		23,315	22,495,080
West Corp., Term Loan, (LIBOR USD 3 Month + 3.50%), 6.13%, 10/10/24		3,555	3,292,649

			84,195,365

Communications Equipment — 0.0%
CommScope, Inc., Term Loan B2, 02/06/26(n)		3,431	3,425,405

Construction & Engineering — 0.1%
SRS Distribution, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.75%, 05/23/25		18,440	17,567,901

Containers & Packaging — 0.0%
Verallia Packaging SAS, Term Loan B4, (EURIBOR 1 Month + 2.75%), 2.75%, 10/31/22	EUR	2,647	2,930,380

Diversified Consumer Services — 0.1%
TierPoint LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 6.25%, 05/06/24	USD	6,886	6,507,224
Verisure Holding AB, Term Loan B1, (EURIBOR 3 Month + 3.00%), 3.00%, 10/21/22	EUR	4,000	4,420,996

			10,928,220

Diversified Financial Services — 0.0%
LTI Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 6.00%, 09/06/25	USD	2,938	2,822,838
WP CPP Holdings, Term Loan B, (LIBOR USD 3 Month + 3.75%), 6.51%, 03/16/25		2,581	2,558,434

			5,381,272

Security		Par (000)		Value

Diversified Telecommunication Services — 0.3%
Altice France SA, Term Loan, (LIBOR USD 1 Month + 4.00%), 6.48%, 08/14/26	USD	13,053		$12,478,526
CenturyLink, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 5.25%, 01/31/25		33,266		32,580,519

				45,059,045

Electric Utilities — 0.0%
Vistra Operations Co. LLC, Term Loan B3, 12/31/25(n)		—	(o)	—

Energy Equipment & Services — 0.8%
McDermott International, Inc., Term Loan, (LIBOR USD 1 Month + 5.00%), 7.50%, 05/12/25		80,700		77,178,302
Pioneer Energy Services Corp., Term Loan, (LIBOR USD 1 Month + 7.75%), 10.23%, 11/08/22(e)		41,248		40,835,981
Weatherford International Ltd., Term Loan, (LIBOR USD 1 Month + 1.43%), 3.93%, 07/13/20		16,505		16,083,694

				134,097,977

Food Products — 0.0%
Chobani LLC, Term Loan, (LIBOR USD 1 Month + 3.50%), 6.00%, 10/10/23		3,672		3,511,402

Gas Utilities — 0.1%
Midcoast Operating LP, Term Loan, (LIBOR USD 3 Month + 5.50%), 8.10%, 06/30/25		12,780		12,694,340

Health Care Equipment & Supplies — 0.5%
Immucor, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 7.80%, 06/15/21		40,998		40,895,255
Sterigenics-Nordion Holdings LLC, Term Loan, 05/15/22(n)		35,563		34,911,503

				75,806,758

Health Care Providers & Services — 0.6%
AHP Health Partners, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 7.00%, 06/30/25		6,885		6,868,211
Concentra, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.50%), 8.99%, 07/25/23		10,673		10,673,266
Envision Healthcare Corp., Term Loan, (LIBOR USD 1 Month + 3.75%), 6.25%, 10/10/25		41,598		38,859,177
Gentiva Health Services, Inc., Term Loan, (LIBOR USD 1 Month + 7.00%), 9.50%, 07/02/26		2,851		2,907,677
Gentiva Health Services, Inc., Term Loan U, (LIBOR USD 1 Month + 3.75%), 6.25%, 07/02/25(e)		13,258		13,274,355
LGC Ltd., Term Loan, 03/08/23(n)		5,000		4,883,350
Quorum Health Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 9.25%, 04/29/22		10,885		10,683,431
Team Health Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 5.25%, 02/06/24		5,218		4,626,384

				92,775,851

Health Care Technology — 0.3%
Athenahealth, Inc., Term Loan B, (LIBOR USD 3 Month + 4.50%), 7.20%, 02/05/26		50,501		49,743,485

Hotels, Restaurants & Leisure — 0.4%
Dorna Sports SL, 1st Lien Term Loan, 05/03/24(n)	EUR	1,348		1,482,693
IRB Holding Corp., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.74%, 02/05/25	USD	9,557		9,305,988
Silk Bidco AS, 1st Lien Term Loan B, (EURIBOR 6 Month + 3.75%), 3.75%, 02/24/25	EUR	3,500		3,845,168
Stars Group Holdings BV, Term Loan, (LIBOR USD 3 Month + 3.50%), 6.10%, 07/10/25	USD	55,154		55,003,008

				69,636,857

60	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Industrial Conglomerates — 0.4%
Accudyne Industries LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.50%, 08/18/24	USD	19,424	$19,396,830
PSAV Holdings LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 5.66% - 5.88%, 02/21/25		6,233	6,061,770
PSAV Holdings LLC, 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 9.99%, 09/01/25(e)		3,636	3,390,201
Uber Technologies, Inc., Term Loan, (LIBOR USD 1 Month + 4.00%), 6.49%, 03/14/25		21,418	21,412,355
Vertiv Co., Term Loan B, (LIBOR USD 3 Month + 4.00%), 6.63%, 11/30/23		24,318	22,798,263

			73,059,419

Insurance — 0.4%
Alliant Holdings Intermediate LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 5.23%, 05/09/25		2,505	2,402,989
Asurion LLC, 2nd Lien Term Loan B2, (LIBOR USD 1 Month + 6.50%), 9.00%, 08/04/25		22,991	23,268,731
Sedgwick, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.75%, 12/31/25		31,880	31,169,492
USI, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.60%, 05/16/24		4,856	4,702,689

			61,543,901

Interactive Media & Services — 0.1%
Getty Images, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 7.00%, 02/19/26		10,782	10,687,635

IT Services — 0.7%
Boxer Parent Co., Inc., Term Loan B, 10/02/25(n)		4,314	4,220,260
CCC Information Services, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 9.25%, 04/28/25		2,118	2,099,675
Deck Chassis Acquisition, Inc., Term Loan, (LIBOR USD 3 Month + 6.00%), 8.69%, 06/15/23(e)		1,344	1,356,156
Mitchell International, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.75%, 11/29/24		9,890	9,488,372
Mitchell International, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 9.75%, 12/01/25		5,095	4,955,337
Peak 10 Holding Corp., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 9.99%, 08/01/25		3,818	3,347,238
Renaissance Learning, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.75%, 05/24/25		3,208	3,069,276
SS&C Technologies Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.75%, 04/16/25		6,957	6,892,789
SS&C Technologies, Inc., 1st Lien Term Loan B5, (LIBOR USD 1 Month + 2.25%), 4.75%, 04/16/25		7,669	7,596,540
Verscend Holding Corp., Term Loan B, (LIBOR USD 1 Month + 4.50%), 7.00%, 08/27/25		65,087	64,517,954
Zephyr Midco 2 Ltd., Term Loan B, (LIBOR GBP 1 Month + 4.75%), 5.48%, 07/23/25	GBP	3,000	3,855,734

			111,399,331

Life Sciences Tools & Services — 0.0%
Albany Molecular Research, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.75%, 08/30/24(e)	USD	4,086	4,014,372

Security		Par (000)	Value

Machinery — 0.2%
Altra Industrial Motion Corp., Term Loan, 09/26/25(n)	USD	3,877	$3,804,169
Gates Global LLC, Term Loan, (EURIBOR 3 Month + 3.00%), 3.00%, 04/01/24	EUR	3,482	3,861,374
Titan Acquisition Ltd., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.50%, 03/28/25	USD	32,541	30,198,117

			37,863,660

Media — 0.8%
Ascend Learning LLC, Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.50%, 07/12/24		3,692	3,606,926
Intelsat Jackson Holdings SA, Term Loan:
(LIBOR USD 1 Month + 3.75%), 6.24% , 11/27/23		4,956	4,877,001
(LIBOR USD 6 Month + 6.63%), 6.63% , 01/02/24		84,234	84,086,748
(LIBOR USD 1 Month + 4.50%), 6.99% , 01/02/24		15,189	15,200,234
Promotora de Informaciones SA, 1st Lien Term Loan 2, 11/30/22(n)	EUR	3,815	4,131,369
Promotora de Informaciones SA, Term Loan, 12/31/22(n)		450	482,776
Tele Columbus AG, Term Loan, (EURIBOR 6 Month + 3.00%), 3.00%, 10/15/24		2,497	2,531,779
Xplornet Communications, Inc., Term Loan, (LIBOR USD 3 Month + 4.00%), 6.60%, 09/09/21(e)	USD	9,216	9,146,999

			124,063,832

Multiline Retail — 0.1%
Neiman Marcus Group Ltd. LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.73%, 10/25/20		18,076	16,765,247

Multi-Utilities — 0.0%
Exgen Renewables IV LLC, Term Loan, (LIBOR USD 3 Month + 3.00%), 5.63%, 11/28/24		4,310	4,030,022

Oil, Gas & Consumable Fuels — 0.6%
BCP Raptor II LLC, Term Loan, (LIBOR USD 3 Month + 4.75%), 7.37%, 10/22/25		4,231	3,990,268
California Resources Corp., Term Loan:
(LIBOR USD 1 Month + 10.38%), 12.87% , 12/31/21		29,024	30,566,500
(LIBOR USD 1 Month + 4.75%), 7.25% , 12/31/22		47,749	46,883,375
CNX Resources Corp., Term Loan, (LIBOR USD 1 Month + 4.25%), 6.75%, 11/26/21		10,607	10,726,329
Gavilan Resources LLC, 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.00%), 8.49%, 03/01/24		6,698	5,197,612

			97,364,084

Pharmaceuticals — 0.3%
Bausch Health Co., Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.48%, 06/02/25		9,399	9,331,840
Endo Pharmaceuticals, Inc., Term Loan B, 04/29/24(n)		24,136	23,649,478
Valeant Pharmaceuticals International, Inc., Term Loan, 11/14/25(n)		8,900	8,790,075

			41,771,393

Professional Services — 0.1%
Dun & Bradstreet Corp. (The), 1st Lien Term Loan B, (LIBOR USD 1 Month + 5.00%), 7.49%, 02/06/26		22,146	21,841,493

SCHEDULES OF INVESTMENTS	61

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Software — 1.2%
Financial & Risk US Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.75%), 6.25%, 10/01/25	USD	153,248		$148,678,297
Infor US, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 5.25%, 02/01/22		5,143		5,114,514
Kronos, Inc., 2nd Lien Term Loan B, (LIBOR USD 3 Month + 8.25%), 10.99%, 11/01/24		35,285		35,748,260
McAfee LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 6.25%, 09/30/24		2,600		2,595,342
PowerSchool Group LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 5.99%, 07/31/25		4,481		4,340,889
SS&C Technologies Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.75%, 04/16/25		4,514		4,472,031

				200,949,333

Specialty Retail — 0.1%
CD&R Firefly Bidco Ltd., Term Loan, (LIBOR GBP 3 Month + 4.50%), 5.41%, 06/23/25	GBP	4,000		5,119,931
EG Group Ltd., Term Loan B1, (EURIBOR 3 Month + 4.00%), 4.00%, 02/07/25	EUR	3,967		4,354,507

				9,474,438

Wireless Telecommunication Services — 0.3%
Digicel International Finance Ltd., Term Loan, 05/27/24(n)	USD	—	(o)	—
Ligado Networks LLC, Term Loan, 12/07/20(n)		93,176		22,507,750
New Lightsquared LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 0.00%), 11.35%, 12/07/20		12,712		9,255,501
Sprint Communications, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.50%, 02/02/24(e)		22,147		21,787,596

				53,550,847

Total Floating Rate Loan Interests — 10.3% (Cost: $1,771,464,993)				1,681,087,829

Foreign Agency Obligations — 0.0%

France — 0.0%
Electricite de France SA, (EUR Swap Annual 6 Year + 3.44%), 4.00%(a)(h)	EUR	600		696,599

Total Foreign Agency Obligations — 0.0% (Cost: $698,538)				696,599

		Shares

Investment Companies — 0.4%
SPDR Bloomberg Barclays High Yield Bond ETF		2,000,000		71,940,000

Total Investment Companies — 0.4% (Cost: $71,870,000)				71,940,000

		Par (000)

Non-Agency Mortgage-Backed Securities — 0.0%

Commercial Mortgage-Backed Securities — 0.0%
ROCKT:
Series 2019, 0.00%, 04/20/32(c)	USD	4,920		4,920,000

Total Non-Agency Mortgage-Backed Securities — 0.0% (Cost: $4,920,000)				4,920,000

Security		Beneficial Interest (000)	Value

Other Interests — 0.0%(d)

Auto Components — 0.0%
Lear Corp., Escrow(e)(i)(p)	USD	15,314	$1

Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust Escrow Bonds(i)		11,550	219,450
Lehman Brothers Holdings Capital Trust VII Escrow Bonds		6,500	123,500
Lehman Brothers Holdings, Inc.(i)		5,675	107,825

			450,775

Independent Power and Renewable Electricity Producers — 0.0%(d)(e)(i)
Mirant America Corp., Escrow(q)		5,134	1
Mirant Americas Generation LLC, Escrow(r)		1,205	—

			1

Media — 0.0%
Adelphia Communications Corp., Escrow(d)(e)(i)		325	—

Total Other Interests — 0.0%			450,777

		Par (000)

Preferred Securities — 1.8%

Capital Trusts — 1.4%(h)

Banks — 1.3%(m)
Bank of America Corp.:
Series X, 6.25%		22,098	23,423,880
Series Z, 6.50%		21,031	22,819,476
Series AA, 6.10%		24,034	25,430,616
Series DD, 6.30%(a)		8,080	8,776,900
CIT Group, Inc., Series A, 5.80%		14,850	14,701,500
Citigroup, Inc.:
5.90%		7,660	7,803,625
6.25%		8,767	9,227,267
JPMorgan Chase & Co.:
6.22%(a)		15,347	15,423,735
Series V, 5.00%		17,297	17,201,866
Series Z, 5.30%		770	778,085
Series Q, 5.15%		7,221	7,271,186
Series X, 6.10%		25,667	26,950,350
Wells Fargo & Co., Series U, 5.87%		26,139	27,929,522

			207,738,008

Capital Markets — 0.1%(m)
Goldman Sachs Group, Inc. (The), Series P, 5.00%		6,608	6,104,140
Morgan Stanley, Series H, 5.45%		6,961	6,978,403

			13,082,543

Entertainment — 0.0%
NBCUniversal Enterprise, Inc., 5.25%(b)(d)		2,827	2,869,405

Total Capital Trusts — 1.4% (Cost: $219,399,368)			223,689,956

		Shares

Preferred Stocks — 0.0%

Banks — 0.0%
CF-B L2 (D), LLC (Acquired 04/08/15-12/15/15, cost $3,532,445)(s)		3,610,706	1,794,159

Total Preferred Stocks — 0.0% (Cost: $3,532,445)			1,794,159

62	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Trust Preferreds — 0.4%(m)

Banks — 0.4%
GMAC Capital Trust I, Series 2, 8.47%, 02/15/40	2,327,792	$60,615,704

Total Trust Preferreds — 0.4% (Cost: $53,123,046)		60,615,704

Total Preferred Securities — 1.8% (Cost: $276,054,859)		286,099,819

Warrants — 0.0%

Diversified Consumer Services — 0.0%
HMH Holdings, Inc. (Education Media) (Expires 06/22/19)(d)(e)	11,931	—

Total Warrants — 0.0%		—

Total Long-Term Investments — 99.2% (Cost: $16,235,006,692)		16,198,528,424

Short-Term Securities — 2.6%(t)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.37%(v)	398,764,276	398,764,276
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 2.26%	15,654,587	15,654,587
SL Liquidity Series, LLC, Money Market Series, 2.67%(u)(v)	12,180,309	12,183,963

Total Short-Term Securities — 2.6% (Cost: $426,600,392)		426,602,826

Total Investments — 101.8% (Cost: $16,661,607,084)		16,625,131,250

Liabilities in Excess of Other Assets — (1.8)%		(288,922,350)

Net Assets — 100.0%		$16,336,208,900

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Non-income producing security.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.
(g)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(h)	Perpetual security with no stated maturity date.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(k)	Convertible security.
(l)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(m)	Variable rate security. Rate shown is the rate in effect as of period end.
(n)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(o)	Amount is less than $500.
(p)	Other interests represent beneficial interests in liquidation trusts and other reorganizational or private entities.
(q)	Security, or a portion of the security, is on loan.
(r)	Zero-coupon bond.
(s)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $1,794,159, representing less than 0.05% of its net assets as of period end, and an original cost of $3,532,445.

(t)	Annualized 7-day yield as of period end.
(u)	Security was purchased with the cash collateral from loaned securities.

(v)

During the period ended March 31, 2019, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and /or Related Parties	Shares Held at 09/30/18	Shares Purchased	Shares Sold		Shares Held at 03/31/19	Value at 03/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	698,160,915	—	(299,396,639	)(b)	398,764,276	$398,764,276	$4,818,996		$—	$—
SL Liquidity Series, LLC, Money Market Series	147,372,085	—	(135,191,776	)(b)	12,180,309	12,183,963	281,629	(c)	23,503	2,187
iShares iBoxx $ High Yield Corp Bond ETF*	—	7,943,464	(7,943,464)		—	—	1,782,283		3,426,877	—
Peninsula Energy Ltd., Warrants (Expires 12/31/18)*	3,502,308	—	(3,502,308)		—	—	—		12	(2,521)

						$410,948,239	$6,882,908		$3,450,392	$(334)

*	No longer held by the Fund as of period end.
(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULES OF INVESTMENTS	63

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock High Yield Bond Portfolio

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value		Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Deutsche Bank Securities, Inc.	0.95%	09/13/18	Open		$4,594,120	$4,613,262	Corporate Bonds	Open/Demand
Barclays Bank plc	(2.00)	01/16/19	Open	GBP	845,737	1,094,737	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	03/08/19	Open		$6,070,000	6,074,047	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	03/08/19	Open		11,270,000	11,277,513	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.20	03/13/19	Open		5,850,000	5,856,793	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.20	03/14/19	Open		9,543,750	9,554,248	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	03/15/19	Open		5,150,495	5,152,927	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	03/15/19	Open		4,281,769	4,283,434	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.20	03/15/19	Open		9,017,899	9,027,268	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	03/15/19	Open		16,166,219	16,185,304	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	03/15/19	Open		21,112,500	21,137,424	Corporate Bonds	Open/Demand

						$94,256,957

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
EURO STOXX 50 Index	30	06/21/19	$1,101	$20,875
STOXX 600 Banks Index	50	06/21/19	377	(3,444)

				17,431

Short Contracts
Euro-Bobl	42	06/06/19	6,273	(49,564)
Euro-Bund	54	06/06/19	10,076	(209,462)
S&P 500 E-Mini Index	868	06/21/19	123,161	(1,657,627)
Long Gilt	18	06/26/19	3,033	(49,846)

				(1,966,499)

				$(1,949,068)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	10,492,000	USD	7,444,184	State Street Bank and Trust Co.	04/04/19	$5,990
EUR	24,493,380	USD	27,473,000	ANZ Banking Group Ltd.	04/04/19	7,103
USD	7,496,822	AUD	10,492,000	State Street Bank and Trust Co.	04/04/19	46,648
USD	3,547,569	CAD	4,668,000	JPMorgan Chase Bank NA	04/04/19	54,285
USD	521,519,165	EUR	455,449,000	HSBC Bank plc	04/04/19	10,532,719
USD	59,146,923	GBP	44,414,000	Barclays Bank plc	04/04/19	1,293,947
USD	826,241	GBP	630,000	Natwest Markets plc	04/04/19	5,613
USD	441,153,301	EUR	391,851,000	UBS AG	05/06/19	322,632
USD	54,808,872	GBP	41,989,000	Toronto Dominion Bank	05/07/19	23,377

						12,292,314

EUR	4,887,000	USD	5,494,865	Toronto Dominion Bank	04/04/19	(11,944)
EUR	391,851,000	USD	439,970,303	UBS AG	04/04/19	(336,996)
GBP	43,805,000	USD	57,094,859	Toronto Dominion Bank	04/04/19	(35,157)
GBP	1,239,000	USD	1,631,801	Westpac Banking Corp.	04/04/19	(17,900)
USD	7,448,766	AUD	10,492,000	State Street Bank and Trust Co.	05/06/19	(6,051)

						(408,048)

	Net Unrealized Appreciation					$11,884,266

64	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock High Yield Bond Portfolio

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/22	BB	EUR	1,306	$(163,732)	$(43,240)	$(120,492)
Casino Guichard Perrachon SA	1.00	Quarterly	Barclays Bank plc	06/20/23	BB	EUR	800	(117,518)	(89,776)	(27,742)
Casino Guichard Perrachon SA	1.00	Quarterly	Barclays Bank plc	06/20/23	BB	EUR	200	(29,363)	(22,190)	(7,173)
Casino Guichard Perrachon SA	1.00	Quarterly	Citibank NA	06/20/23	BB	EUR	1,044	(153,339)	(130,567)	(22,772)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/23	BB	EUR	10	(1,468)	(857)	(611)
CenturyLink, Inc.	1.00	Quarterly	Barclays Bank plc	06/20/23	B+	USD	20,000	(1,474,339)	(1,912,862)	438,523
Thomas Cook Group plc	5.00	Quarterly	Citibank NA	06/20/23	B	EUR	473	(111,304)	54,697	(166,001)
Thomas Cook Group plc	5.00	Quarterly	Goldman Sachs International	06/20/23	B	EUR	487	(114,419)	54,932	(169,351)
Thomas Cook Group plc	5.00	Quarterly	Goldman Sachs International	06/20/23	B	EUR	1,830	(430,286)	205,066	(635,352)
Casino Guichard Perrachon SA	1.00	Quarterly	Goldman Sachs International	12/20/23	BB	EUR	2,460	(419,253)	(367,837)	(51,416)
CenturyLink, Inc.	1.00	Quarterly	Barclays Bank plc	12/20/23	B+	USD	5,176	(530,576)	(375,251)	(155,325)
Chesapeake Energy Corp.	5.00	Quarterly	Barclays Bank plc	12/20/23	B+	USD	3,825	(38,351)	6,915	(45,266)
Chesapeake Energy Corp.	5.00	Quarterly	Barclays Bank plc	12/20/23	B+	USD	7,878	(78,985)	69,808	(148,793)
Monitchem HoldCo 3 SA	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	B-	EUR	577	27,395	13,143	14,252
Monitchem HoldCo 3 SA	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	B-	EUR	323	15,340	7,360	7,980
CenturyLink, Inc.	1.00	Quarterly	Barclays Bank plc	06/20/25	B+	USD	3,720	(626,595)	(614,568)	(12,027)
Tesco plc	1.00	Quarterly	Barclays Bank plc	12/20/25	BB+	EUR	1,500	(76,568)	(42,828)	(33,740)
Virgin Media Finance plc	5.00	Quarterly	Credit Suisse International	12/20/25	B	EUR	1,880	348,771	313,323	35,448
Tesco plc	1.00	Quarterly	Morgan Stanley & Co. International plc	12/20/28	BB+	EUR	2,930	(305,113)	(289,332)	(15,781)

								$(4,279,703)	$(3,164,064)	$(1,115,639)

(a)	Using S&P of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Total Return Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date (a)	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate (Amount)/Reference	Frequency	Rate/Reference	Frequency
1 month LIBOR minus 0.50%	At Termination	SPDR Bloomberg Barclays High Yield Bond ETF	At Termination	Goldman Sachs International	04/01/19	USD	2,500	$746,033	$—	$746,033
1 month LIBOR minus 0.50%	At Termination	iShares iBoxx High Yield Corporate Bond ETF	At Termination	Goldman Sachs International	04/03/19	USD	5,437	2,120,299	—	2,120,299
1 month LIBOR minus 0.50%	At Termination	SPDR Bloomberg Barclays High Yield Bond ETF	At Termination	Goldman Sachs International	04/04/19	USD	2,500	250,000	—	250,000
3 month LIBOR	Quarterly	iBoxx USD Liquid High Yield Total Return Index	At Termination	Goldman Sachs International	06/20/19	USD	291,498	2,530,236	(1,726,181)	4,256,417

								$5,646,568	$(1,726,181)	$7,372,749

(a)	Certain swaps have no stated termination and can be terminated by either party at any time.

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 month LIBOR	London Interbank Offered Rate	2.49%
3 Month LIBOR	London Interbank Offered Rate	2.60

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$725,244	$(5,615,489)	$7,868,952	$(1,611,842)

SCHEDULES OF INVESTMENTS	65

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock High Yield Bond Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$20,875	$—	$—	$—	$20,875
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	12,292,314	—	—	12,292,314
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	1,221,447	3,116,332	—	4,256,417	—	8,594,196

	$—	$1,221,447	$3,137,207	$12,292,314	$4,256,417	$—	$20,907,385

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$1,661,071	$—	$308,872	$—	$1,969,943
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	408,048	—	—	408,048
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	5,501,150	—	—	1,726,181	—	7,227,331

	$—	$5,501,150	$1,661,071	$408,048	$2,035,053	$—	$9,605,322

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six month ended March 31, 2019, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$3,820,180	$—	$3,251,073	$—	$7,071,253
Forward foreign currency exchange contracts	—	—	—	27,639,614	—	—	27,639,614
Options purchased(a)	—	(585,000)	(15,074,837)	—	—	—	(15,659,837)
Options written	—	585,000	7,687,050	—	—	—	8,272,050
Swaps	—	(23,560,731)	2,072,176	—	9,682,455	—	(11,806,100)

	$—	$(23,560,731)	$(1,495,431)	$27,639,614	$12,933,528	$—	$15,516,980

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(2,097,482)	$—	$(597,294)	$—	$(2,694,776)
Forward foreign currency exchange contracts	—	—	—	8,780,938	—	—	8,780,938
Options purchased(b)	—	—	195,357	—	—	—	195,357
Swaps	—	(5,029,664)	735,056	—	1,490,803	—	(2,803,805)

	$—	$(5,029,664)	$(1,167,069)	$8,780,938	$893,509	$—	$3,477,714

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

66	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock High Yield Bond Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$527,427,587
Average notional value of contracts — short	80,025,748
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	996,695,316
Average amounts sold — in USD	269,554,506
Options:
Average value of option contracts purchased	—	(a)
Average value of option contracts written	—	(a)
Average notional value of swaption contracts written	—	(a)
Credit default swaps:
Average notional value — sell protection	140,451,255
Total return swaps:
Average notional value	298,498,732

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$15,985	$865,269
Forward foreign currency exchange contracts	12,292,314	408,048
Swaps — OTC(a)	8,594,196	7,227,331

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$20,902,495	$8,500,648
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(15,985)	(865,269)

Total derivative assets and liabilities subject to an MNA	$20,886,510	$7,635,379

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)(e)
ANZ Banking Group Ltd.	$7,103	$—	$—	$—	$7,103
Barclays Bank plc	1,809,193	(1,809,193)	—	—	—
Citibank NA	54,697	(54,697)	—	—	—
Credit Suisse International	348,771	—	—	—	348,771
Goldman Sachs International	7,632,747	(2,950,137)	—	(780,000)	3,902,610
HSBC Bank plc	10,532,719	—	—	—	10,532,719
JPMorgan Chase Bank NA	97,020	(97,020)	—	—	—
Natwest Markets plc	5,613	—	—	—	5,613
State Street Bank and Trust Co.	52,638	(6,051)	—	—	46,587
Toronto Dominion Bank	23,377	(23,377)	—	—	—
UBS AG	322,632	(322,632)	—	—	—

	$20,886,510	$(5,263,107)	$—	$(780,000)	$14,843,403

SCHEDULES OF INVESTMENTS	67

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock High Yield Bond Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (c)	Net Amount of Derivative Liabilities (d)(e)
Barclays Bank plc	$3,487,541	$(1,809,193)	$—	$(1,678,348)	$—
Citibank NA	319,340	(54,697)	—	(260,000)	4,643
Goldman Sachs International	2,950,137	(2,950,137)	—	—	—
JPMorgan Chase Bank NA	165,200	(97,020)	—	(68,180)	—
Morgan Stanley & Co. International plc	305,113	—	—	—	305,113
State Street Bank and Trust Co.	6,051	(6,051)	—	—	—
Toronto Dominion Bank	47,101	(23,377)	—	—	23,724
UBS AG	336,996	(322,632)	—	—	14,364
Westpac Banking Corp.	17,900	—	—	—	17,900

	$7,635,379	$(5,263,107)	$—	$(2,006,528)	$365,744

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.
(e)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$371,602,588	$—	$371,602,588
Common Stocks:
Auto Components	—	—	28,364,696	28,364,696
Chemicals	47,272,424	—	—	47,272,424
Commercial Services & Supplies	—	—	—	—
Containers & Packaging	24,232,518	—	—	24,232,518
Diversified Financial Services	720	265	—	985
Equity Real Estate Investment Trusts (REITs)	17,906,585	—	—	17,906,585
Hotels, Restaurants & Leisure	70,539,858	—	—	70,539,858
Media	18,877,140	—	—	18,877,140
Metals & Mining	20,130,141	—	—	20,130,141
Oil, Gas & Consumable Fuels	—	—	9,977,367	9,977,367
Semiconductors & Semiconductor Equipment	8,912	—	—	8,912
Textiles, Apparel & Luxury Goods	128,795	—	—	128,795
Corporate Bonds:
Aerospace & Defense	—	688,042,470	—	688,042,470
Air Freight & Logistics	—	974,100	—	974,100
Auto Components	—	192,312,673	—	192,312,673
Automobiles	—	16,304,385	—	16,304,385
Banks	—	202,943,068	—	202,943,068
Building Products	—	106,099,964	—	106,099,964
Capital Markets	—	223,734,252	—	223,734,252
Chemicals	—	380,563,961	2	380,563,963
Commercial Services & Supplies	—	354,115,906	—	354,115,906
Communications Equipment	—	160,735,096	—	160,735,096
Construction & Engineering	—	22,301,443	—	22,301,443
Construction Materials	—	1,624,504	—	1,624,504
Consumer Finance	—	268,748,841	—	268,748,841
Containers & Packaging	—	339,705,186	—	339,705,186
Distributors	—	42,862,410	—	42,862,410
Diversified Consumer Services	—	65,373,356	—	65,373,356
Diversified Financial Services	—	222,585,095	—	222,585,095
Diversified Telecommunication Services	—	797,564,200	—	797,564,200

68	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock High Yield Bond Portfolio

	Level 1	Level 2	Level 3	Total
Electric Utilities	$—	$55,757,441	$—	$55,757,441
Electrical Equipment	—	44,426,015	—	44,426,015
Electronic Equipment, Instruments & Components	—	34,272,418	—	34,272,418
Energy Equipment & Services	—	379,953,787	—	379,953,787
Entertainment	—	99,701,787	—	99,701,787
Equity Real Estate Investment Trusts (REITs)	—	375,163,450	—	375,163,450
Food & Staples Retailing	—	20,544,677	—	20,544,677
Food Products	—	141,899,503	—	141,899,503
Gas Utilities	—	16,561,826	—	16,561,826
Health Care Equipment & Supplies	—	286,677,829	—	286,677,829
Health Care Providers & Services	—	861,873,697	—	861,873,697
Health Care Technology	—	31,609,411	—	31,609,411
Hotels, Restaurants & Leisure	—	677,546,925	—	677,546,925
Household Durables	—	96,584,209	—	96,584,209
Household Products	—	25,807,424	—	25,807,424
Independent Power and Renewable Electricity Producers	—	281,050,475	—	281,050,475
Insurance	—	146,758,894	—	146,758,894
Interactive Media & Services	—	17,313,540	—	17,313,540
Internet & Direct Marketing Retail	—	19,812,376	—	19,812,376
IT Services	—	250,777,156	—	250,777,156
Leisure Products	—	34,055,458	—	34,055,458
Life Sciences Tools & Services	—	20,705,387	—	20,705,387
Machinery	—	258,548,637	—	258,548,637
Marine	—	2,588,087	—	2,588,087
Media	—	1,095,799,990	—	1,095,799,990
Metals & Mining	—	355,071,830	—	355,071,830
Mortgage Real Estate Investment Trusts (REITs)	—	5,776,761	—	5,776,761
Multiline Retail	—	2,329,462	—	2,329,462
Multi-Utilities	—	2,079,720	—	2,079,720
Oil, Gas & Consumable Fuels	—	1,554,749,005	—	1,554,749,005
Paper & Forest Products	—	24,709,729	—	24,709,729
Personal Products	—	9,499,345	—	9,499,345
Pharmaceuticals	—	409,095,752	—	409,095,752
Professional Services	—	85,019,931	—	85,019,931
Real Estate Management & Development	—	41,524,482	—	41,524,482
Road & Rail	—	88,450,075	—	88,450,075
Semiconductors & Semiconductor Equipment	—	115,568,395	—	115,568,395
Software	—	686,435,813	—	686,435,813
Specialty Retail	—	67,055,105	—	67,055,105
Technology Hardware, Storage & Peripherals	—	92,335,227	—	92,335,227
Textiles, Apparel & Luxury Goods	—	13,307,858	—	13,307,858
Thrifts & Mortgage Finance	—	43,369,463	—	43,369,463
Trading Companies & Distributors	—	185,634,678	—	185,634,678
Wireless Telecommunication Services	—	399,897,449	—	399,897,449
Floating Rate Loan Interests:
Aerospace & Defense	—	12,873,089	2,644,106	15,517,195
Auto Components	—	60,865,077	—	60,865,077
Building Products	—	3,570,063	—	3,570,063
Capital Markets	—	28,669,358	—	28,669,358
Chemicals	—	93,776,722	2,556,149	96,332,871
Commercial Services & Supplies	—	84,195,365	—	84,195,365
Communications Equipment	—	3,425,405	—	3,425,405
Construction & Engineering	—	17,567,901	—	17,567,901
Containers & Packaging	—	2,930,380	—	2,930,380
Diversified Consumer Services	—	10,928,220	—	10,928,220
Diversified Financial Services	—	5,381,272	—	5,381,272
Diversified Telecommunication Services	—	45,059,045	—	45,059,045
Energy Equipment & Services	—	93,261,996	40,835,981	134,097,977
Food Products	—	3,511,402	—	3,511,402
Gas Utilities	—	12,694,340	—	12,694,340
Health Care Equipment & Supplies	—	75,806,758	—	75,806,758
Health Care Providers & Services	—	79,501,496	13,274,355	92,775,851
Health Care Technology	—	49,743,485	—	49,743,485
Hotels, Restaurants & Leisure	—	69,636,857	—	69,636,857
Industrial Conglomerates	—	69,669,218	3,390,201	73,059,419
Insurance	—	61,543,901	—	61,543,901

SCHEDULES OF INVESTMENTS	69

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock High Yield Bond Portfolio

	Level 1	Level 2	Level 3	Total
Interactive Media & Services	$—	$10,687,635	$—	$10,687,635
IT Services	—	110,043,175	1,356,156	111,399,331
Life Sciences Tools & Services	—	—	4,014,372	4,014,372
Machinery	—	37,863,660	—	37,863,660
Media	—	114,916,833	9,146,999	124,063,832
Multiline Retail	—	16,765,247	—	16,765,247
Multi-Utilities	—	4,030,022	—	4,030,022
Oil, Gas & Consumable Fuels	—	97,364,084	—	97,364,084
Pharmaceuticals	—	41,771,393	—	41,771,393
Professional Services	—	21,841,493	—	21,841,493
Software	—	200,949,333	—	200,949,333
Specialty Retail	—	9,474,438	—	9,474,438
Wireless Telecommunication Services	—	31,763,251	21,787,596	53,550,847
Foreign Agency Obligations	—	696,599	—	696,599
Investment Companies	71,940,000	—	—	71,940,000
Non-Agency Mortgage-Backed Securities	—	4,920,000	—	4,920,000
Other Interests	—	450,775	2	450,777
Preferred Securities:
Banks	60,615,704	207,738,008	—	268,353,712
Capital Markets	—	13,082,543	—	13,082,543
Entertainment	—	2,869,405	—	2,869,405
Short-Term Securities	414,418,863	—	—	414,418,863
Liabilities:
Unfunded Floating Rate Loan Interests(a)	—	(12,701)	—	(12,701)

Subtotal	$746,071,660	$15,727,720,785	$137,347,982	$16,611,140,427

Investments valued at NAV(b) . . .				13,978,122

Total Investments				$16,625,118,549

Derivative Financial Instruments(c)
Assets:
Credit contracts	$—	$496,203	$—	$496,203
Equity contracts	20,875	3,116,332	—	3,137,207
Foreign currency exchange contracts	—	12,292,314	—	12,292,314
Interest rate contracts	—	4,256,417	—	4,256,417
Liabilities:
Credit contracts	—	(1,611,842)	—	(1,611,842)
Equity contracts	(1,661,071)	—	—	(1,661,071)
Foreign currency exchange contracts	—	(408,048)	—	(408,048)
Interest rate contracts	(308,872)	—	—	(308,872)

	$(1,949,068)	$18,141,376	$—	$16,192,308

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts, and forward foreign currency exchange contracts. Swaps, futures contracts, and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $94,256,957 are categorized as Level 2 within the disclosure hierarchy.

During the six months ended March 31, 2019 there were no transfers between levels.

See notes to financial statements.

70	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) March 31, 2019	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 28.8%
Allegro CLO II-S Ltd., Series 2014-1RA, Class A1, (LIBOR USD 3 Month + 1.08%), 3.84%, 10/21/28(a)(b)	USD	5,600	$5,585,187
Ally Auto Receivables Trust, Series 2018-3, Class A2, 2.72%, 05/17/21		16,384	16,385,428
ALM XII Ltd., Series 2015-12A, Class A1R2, (LIBOR USD 3 Month + 0.89%), 3.67%, 04/16/27(a)(b)		7,410	7,394,804
ALM XVII Ltd., Series 2015-17A, Class A1AR, (LIBOR USD 3 Month + 0.93%), 3.72%, 01/15/28(a)(b)		3,680	3,661,416
American Express Credit Account Master Trust, Series 2019-1, Class A, 2.87%, 10/15/24		56,300	56,815,674
Americredit Automobile Receivables Trust:
Series 2018-1, Class A3, 3.07%, 12/19/22		12,640	12,700,768
Series 2019-1, Class A3, 2.97%, 11/20/23		11,160	11,222,065
AmeriCredit Automobile Receivables Trust:
Series 2016-3, Class A3, 1.46%, 05/10/21		5,285	5,274,237
Series 2017-1, Class A3, 1.87%, 08/18/21		2,863	2,853,743
Series 2017-4, Class A3, 2.04%, 07/18/22		16,420	16,318,928
AMMC CLO XIII Ltd., Series 2013-13A, Class A1LR, (LIBOR USD 3 Month + 1.26%), 4.04%, 07/24/29(a)(b)		4,000	4,006,997
Anchorage Capital CLO 7 Ltd., Series 2015-7A, Class AR, (LIBOR USD 3 Month + 0.96%), 3.75%, 10/15/27(a)(b)		14,523	14,475,658
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, (LIBOR USD 1 Month + 1.70%), 4.18%, 09/15/26(a)(b)		8,830	8,898,461
Ares XXIX CLO Ltd., Series 2014-1A, Class A1R, (LIBOR USD 3 Month + 1.19%), 3.96%, 04/17/26(a)(b)		12,768	12,784,624
Atlas Senior Loan Fund III Ltd., Series 2013-1A, Class AR, (LIBOR USD 3 Month + 0.83%), 3.51%, 11/17/27(a)(b)		5,400	5,359,631
Atlas Senior Loan Fund IV Ltd., Series 2013-2A, Class A1RR, (LIBOR USD 3 Month + 0.68%), 3.36%, 02/17/26(a)(b)		4,619	4,603,056
Atrium XII, Series 12A, Class AR, (LIBOR USD 3 Month + 0.83%), 3.59%, 04/22/27(a)(b)		19,400	19,267,135
Avery Point IV CLO Ltd., Series 2014-1A, Class AR, (LIBOR USD 3 Month + 1.10%), 3.87%, 04/25/26(a)(b)		2,757	2,758,149
Avery Point V CLO Ltd., Series 2014-5A, Class AR, (LIBOR USD 3 Month + 0.98%), 3.75%, 07/17/26(a)(b)		2,136	2,133,213
B2R Mortgage Trust, Series 2015-1, Class A1, 2.52%, 05/15/48(b)		2,934	2,913,087
BA Credit Card Trust:
Series 2018-A1, Class A1, 2.70%, 07/17/23		34,385	34,494,650
Series 2018-A3, Class A3, 3.10%, 12/15/23		7,000	7,083,978
Ballyrock CLO Ltd.(a)(b):
Series 2016-1A, Class A, (LIBOR USD 3 Month + 1.59%), 4.38%, 10/15/28		5,000	5,003,551
Series 2016-1A, Class CR, (LIBOR USD 3 Month + 2.40%), 0.00%, 10/15/28		3,000	3,000,000
Benefit Street Partners CLO VII Ltd., Series 2015-VIIA, Class A1AR, (LIBOR USD 3 Month + 0.78%), 3.56%, 07/18/27(a)(b)		9,500	9,440,554
BlueMountain CLO Ltd., Series 2012-2A, Class AR2, (LIBOR USD 3 Month + 1.05%), 3.69%, 11/20/28(a)(b)		13,440	13,407,468
BMW Floorplan Master Owner Trust, Series 2018-1, Class A1, 3.15%, 05/15/23(b)		16,230	16,383,287

Security		Par (000)	Value

Asset-Backed Securities (continued)
BSPRT Issuer Ltd., Series 2018-FL3, Class A, (LIBOR USD 1 Month + 1.05%), 3.53%, 03/15/28(a)(b)	USD	17,970	$17,932,484
Capital One Multi-Asset Execution Trust, Series 2019-A1, Class A1, 2.84%, 12/16/24		69,786	70,375,538
CarMax Auto Owner Trust, Series 2016-2, Class A3, 1.52%, 02/16/21		4,061	4,045,041
Catamaran CLO Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 0.90%), 3.66%, 04/22/27(a)(b)		5,400	5,379,712
Cedar Funding VI CLO Ltd., Series 2016-6A, Class AR, (LIBOR USD 3 Month + 1.09%), 3.85%, 10/20/28(a)(b)		26,890	26,758,511
Chesapeake Funding II LLC(b):
Series 2018-1A, Class A1, 3.04%, 04/15/30		16,310	16,362,052
Series 2019-1A, Class B, 3.10%, 04/15/31		5,230	5,229,479
Series 2019-1A, Class C, 3.34%, 04/15/31		4,930	4,928,852
Series 2019-1A, Class D, 3.78%, 04/15/31		6,630	6,627,879
CIFC Funding Ltd.(a)(b):
Series 2014-4RA, Class A1A, (LIBOR USD 3 Month + 1.13%), 3.90%, 10/17/30		29,185	29,079,984
Series 2015-2A, Class AR, (LIBOR USD 3 Month + 0.78%), 3.57%, 04/15/27		27,350	27,244,489
Citibank Credit Card Issuance Trust:
Series 2014-A5, Class A5, 2.68%, 06/07/23		12,290	12,325,363
Series 2018-A1, Class A1, 2.49%, 01/20/23		44,763	44,698,260
CNH Equipment Trust, Series 2016-B, Class A3, 1.63%, 08/15/21		7,889	7,849,318
Credit Acceptance Auto Loan Trust(b):
Series 2016-2A, Class A, 2.42%, 11/15/23		1,197	1,196,768
Series 2017-1A, Class A, 2.56%, 10/15/25		16,115	16,090,425
Series 2018-1A, Class A, 3.01%, 02/16/27		24,197	24,215,438
Series 2018-2A, Class A, 3.47%, 05/17/27		35,490	35,760,778
Series 2019-1A, Class A, 3.33%, 02/15/28		25,440	25,608,008
Discover Card Execution Note Trust:
Series 2016-A3, Class A3, 1.85%, 10/16/23		14,660	14,461,253
Series 2019-A1, Class A1, 3.04%, 07/15/24		24,120	24,443,840
Drive Auto Receivables Trust:
Series 2018-2, Class A3, 2.88%, 06/15/21		14,343	14,343,728
Series 2018-4, Class A3, 3.04%, 11/15/21		3,920	3,922,935
Series 2019-2, Class A3, 3.04%, 03/15/23		17,640	17,682,054
Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR, (LIBOR USD 3 Month + 0.90%), 3.69%, 10/15/27(a)(b)		30,600	30,462,600
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR, (LIBOR USD 3 Month + 0.90%), 3.69%, 04/15/29(a)(b)		13,800	13,667,131
Enterprise Fleet Financing LLC(b):
Series 2016-2, Class A2, 1.74%, 02/22/22		3,995	3,985,727
Series 2016-2, Class A3, 2.04%, 02/22/22		13,010	12,918,045
Series 2017-1, Class A2, 2.13%, 07/20/22		2,938	2,928,481
Series 2017-1, Class A3, 2.60%, 07/20/22		4,260	4,245,874
Series 2018-1, Class A2, 2.87%, 10/20/23		22,269	22,288,580
Series 2019-1, Class A2, 2.98%, 10/22/24		20,380	20,379,796
FCI Funding LLC, Series 2019-1A, Class A, 3.63%, 02/18/31(b)		17,800	17,796,954
Ford Credit Auto Lease Trust, Series 2019-A, Class A2A, 2.84%, 09/15/21		70,100	70,157,938
Ford Credit Auto Owner Trust:
Series 2016-B, Class A3, 1.33%, 10/15/20		6,121	6,105,681
Series 2016-C, Class A4, 1.40%, 02/15/22		16,152	15,931,976
Series 2019-A, Class A3, 2.78%, 09/15/23		4,330	4,350,025

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Ford Credit Floorplan Master Owner Trust, Series 2016-3, Class A2, (LIBOR USD 1 Month + 0.62%), 3.10%, 07/15/21(a)	USD	26,285	$26,316,253
Greystone Commercial Real Estate Notes Ltd., Series 2017-FL1A, Class A, (LIBOR USD 1 Month + 1.55%), 4.03%, 03/15/27(a)(b)		15,800	15,740,358
Halcyon Loan Advisors Funding Ltd., Series 2015-2A, Class AR, (LIBOR USD 3 Month + 1.08%), 3.85%, 07/25/27(a)(b)		20,265	20,253,795
Honda Auto Receivables Owner Trust, Series 2016-2, Class A3, 1.39%, 04/15/20		3,105	3,099,820
Hyundai Auto Lease Securitization Trust, Series 2019-A, Class A2, 2.92%, 07/15/21(b)		21,410	21,442,817
Lendmark Funding Trust, Series 2018-1A, Class A, 3.81%, 12/21/26(b)		18,440	18,682,117
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/30/27(c)		9,074	9,036,570
LoanCore Issuer Ltd., Series 2018-CRE1, Class A, (LIBOR USD 1 Month + 1.13%), 3.62%, 05/15/28(a)(b)		12,180	12,176,630
Madison Park Funding XII Ltd., Series 2014-12A, Class AR, (LIBOR USD 3 Month + 1.26%), 4.02%, 07/20/26(a)(b)		3,926	3,928,573
Marathon CRE Ltd., Series 2018-FL1, Class A, (LIBOR USD 1 Month + 1.15%), 3.63%, 06/15/28(a)(b)		5,690	5,688,587
Mercedes-Benz Master Owner Trust, Series 2016-BA, Class A, (LIBOR USD 1 Month + 0.70%), 3.18%, 05/17/21(a)(b)		25,457	25,471,775
Mill City Mortgage Loan Trust, Series 2016-1, Class A1, (LIBOR USD 1 Month + 0.00%), 2.50%, 04/25/57(a)(b)		15,456	15,316,802
Navient Private Education Loan Trust, Series 2014-CTA, Class A, (LIBOR USD 1 Month + 0.70%), 3.18%, 09/16/24(a)(b)		426	426,883
Navient Private Education Refi Loan Trust, Series 2019-A, Class A1, 3.03%, 01/15/43(b)		11,580	11,620,572
Navient Student Loan Trust(b):
Series 2018-EA, Class A2, 4.00%, 12/15/59		2,872	2,988,070
Series 2019-BA, Class A2A, 3.39%, 12/15/59		7,880	7,879,527
New Residential Mortgage Trust, Series 2018-1A, Class A1A, 4.00%, 12/25/57(b)(d)		10,289	10,501,725
Nissan Auto Receivables Owner Trust:
Series 2016-B, Class A3, 1.32%, 01/15/21		13,347	13,282,195
Series 2019-A, Class A4, 3.00%, 09/15/25		6,590	6,673,112
Nissan Master Owner Trust Receivables:
Series 2016-A, Class A2, 1.54%, 06/15/21		21,120	21,064,452
Series 2017-B, Class A, (LIBOR USD 1 Month + 0.43%), 2.91%, 04/18/22(a)		40,775	40,839,584
Series 2017-C, Class A, (LIBOR USD 1 Month + 0.32%), 2.80%, 10/17/22(a)		12,800	12,806,394
Series 2019-A, Class A, (LIBOR USD 1 Month + 0.56%), 3.06%, 02/15/24(a)		26,180	26,260,791
NLY Commercial Mortgage Trust, Series 2019-FL2, Class A, (LIBOR USD 1 Month + 1.30%), 3.78%, 02/15/36(a)(b)		5,121	5,125,209
OCP CLO Ltd., Series 2015-8A, Class A1R, (LIBOR USD 3 Month + 0.85%), 3.62%, 04/17/27(a)(b)		2,500	2,488,979
OFSI Fund VI Ltd., Series 2014-6A, Class BR, (LIBOR USD 3 Month + 1.50%), 4.29%, 03/20/25(a)(b)		6,345	6,223,914
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A, 3.43%, 12/16/24(b)		22,405	22,642,894

Security		Par (000)	Value

Asset-Backed Securities (continued)
Onemain Financial Issuance Trust, Series 2018-1A, Class A, 3.30%, 03/14/29(b)	USD	4,835	$4,857,472
OZLM VIII Ltd., Series 2014-8A, Class A1RR, (LIBOR USD 3 Month + 1.17%), 3.63%, 10/17/29(a)(b)		24,210	24,064,740
Palmer Square CLO Ltd.(a)(b):
Series 2014-1A, Class A1R2, (LIBOR USD 3 Month + 1.13%), 3.90%, 01/17/31		15,000	14,925,490
Series 2019-1A, Class B, (LIBOR USD 3 Month + 2.25%), 0.00%, 04/20/27		3,450	3,450,000
Palmer Square Loan Funding Ltd.(a)(b):
Series 2017-1A, Class A1, (LIBOR USD 3 Month + 0.74%), 3.53%, 10/15/25		9,527	9,511,489
Series 2018-5A, Class A1, (LIBOR USD 3 Month + 0.85%), 3.32%, 01/20/27		35,000	34,887,237
Parallel Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 0.85%), 3.61%, 07/20/27(a)(b)		13,000	12,926,649
PFS Financing Corp.(b):
Series 2016-BA, Class A, 1.87%, 10/15/21		5,130	5,101,454
Series 2018-B, Class A, 2.89%, 02/15/23		9,430	9,415,048
Recette CLO Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 0.92%), 3.68%, 10/20/27(a)(b)		10,000	9,952,531
Regatta VI Funding Ltd., Series 2016-1A, Class AR, (LIBOR USD 3 Month + 1.08%), 3.84%, 07/20/28(a)(b)		19,235	19,146,196
Regatta VII Funding Ltd., Series 2016-1A, Class AR, (LIBOR USD 3 Month + 1.06%), 3.69%, 12/20/28(a)(b)		23,500	23,358,293
Santander Drive Auto Receivables Trust:
Series 2018-1, Class A3, 2.32%, 08/16/21		6,500	6,493,867
Series 2018-2, Class A3, 2.75%, 09/15/21		22,670	22,666,450
Series 2018-3, Class A2A, 2.78%, 03/15/21		9,104	9,101,990
Series 2019-1, Class A2A, 2.91%, 01/18/22		23,220	23,230,161
Silver Creek CLO Ltd., Series 2014-1A, Class AR, (LIBOR USD 3 Month + 1.24%), 4.00%, 07/20/30(a)(b)		5,000	4,989,205
SLM Private Credit Student Loan Trust(a):
Series 2004-A, Class A3, (LIBOR USD 3 Month + 0.40%), 3.01%, 06/15/33		1,875	1,852,613
Series 2004-B, Class A3, (LIBOR USD 3 Month + 0.33%), 2.94%, 03/15/24		3,398	3,371,037
SLM Private Education Loan Trust(b):
Series 2011-A, Class A3, (LIBOR USD 1 Month + 2.50%), 4.98%, 01/15/43(a)		4,946	4,994,445
Series 2011-C, Class A2B, 4.54%, 10/17/44		1,887	1,896,949
Series 2012-A, Class A2, 3.83%, 01/17/45		316	316,662
Series 2013-B, Class A2A, 1.85%, 06/17/30		842	839,476
Series 2014-A, Class A2B, (LIBOR USD 1 Month + 1.15%), 3.63%, 01/15/26(a)		360	360,276
SLM Student Loan Trust, Series 2013-4, Class A, (LIBOR USD 1 Month + 0.55%), 3.04%, 06/25/43(a)		6,329	6,298,360
SMB Private Education Loan Trust(b):
Series 2015-A, Class A2A, 2.49%, 06/15/27		8,951	8,888,056
Series 2016-A, Class A2A, 2.70%, 05/15/31		6,157	6,123,966
Series 2016-B, Class A2A, 2.43%, 02/17/32		5,147	5,064,348
Series 2018-A, Class A2A, 3.50%, 02/15/36		21,515	21,931,748
Series 2018-B, Class A2B, (LIBOR USD 1 Month + 0.72%), 3.20%, 01/15/37(a)		12,360	12,305,806
Series 2019-A, Class A2A, 3.44%, 07/15/36		6,210	6,302,813
SoFi Professional Loan Program LLC(b):
Series 2015-A, Class A1, (LIBOR USD 1 Month + 1.20%), 3.69%, 03/25/33(a)		3,129	3,143,485
Series 2015-D, Class A2, 2.72%, 10/27/36		7,542	7,507,374

72	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Series 2016-A, Class A2, 2.76%, 12/26/36	USD	3,617	$3,592,469
Series 2016-C, Class A2B, 2.36%, 12/27/32		3,484	3,434,673
Series 2016-D, Class A2B, 2.34%, 04/25/33		3,201	3,142,563
Series 2016-E, Class A2B, 2.49%, 01/25/36		2,274	2,251,659
Series 2017-C, Class A2A, 1.75%, 07/25/40		3,572	3,550,446
Series 2018-A, Class A2B, 2.95%, 02/25/42		7,770	7,730,626
Series 2018-D, Class A1FX, 3.12%, 02/25/48		7,540	7,560,761
Series 2019-A, Class A2FX, 3.69%, 06/15/48		6,180	6,350,901
Series 2019-B, Class A2FX, 3.09%, 08/17/48		4,610	4,609,740
SoFi Professional Loan Program Trust, Series 2018-C, Class A2FX, 3.59%, 01/25/48(b)		5,315	5,423,407
Soundview Home Loan Trust, Series 2003-2, Class A2, (LIBOR USD 1 Month + 1.30%), 3.79%, 11/25/33(a)		395	400,085
Springleaf Funding Trust(b):
Series 2015-AA, Class A, 3.16%, 11/15/24		1,255	1,254,881
Series 2015-BA, Class A, 3.48%, 05/15/28		5,363	5,397,745
Series 2017-AA, Class A, 2.68%, 07/15/30		8,215	8,149,549
TICP CLO I Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 0.80%), 3.56%, 07/20/27(a)(b)		8,135	8,086,559
Towd Point Mortgage Trust(b)(d):
Series 2016-3, Class A1, 2.25%, 04/25/56		9,454	9,301,217
Series 2016-4, Class A1, 2.25%, 07/25/56		12,985	12,728,557
Toyota Auto Receivables Owner Trust:
Series 2016-B, Class A3, 1.30%, 04/15/20		1,560	1,557,486
Series 2018-B, Class A3, 2.96%, 09/15/22		5,745	5,787,587
Treman Park CLO Ltd., Series 2015-1A, Class ARR, (LIBOR USD 3 Month + 1.07%), 3.83%, 10/20/28(a)(b)		50,000	49,915,830
Tryon Park CLO Ltd., Series 2013-1A, Class A1SR, (LIBOR USD 3 Month + 0.89%), 3.68%, 04/15/29(a)(b)		5,070	5,029,850
Voya CLO Ltd., Series 2014-3A, Class A1R, (LIBOR USD 3 Month + 0.72%), 3.49%, 07/25/26(a)(b)		9,775	9,742,976
Wheels SPV 2 LLC(b):
Series 2016-1A, Class A2, 1.59%, 05/20/25		134	133,871
Series 2017-1A, Class A2, 1.88%, 04/20/26		1,798	1,787,704

Total Asset-Backed Securities — 28.8% (Cost: $1,850,519,714)			1,850,181,972

Corporate Bonds — 34.3%

Aerospace & Defense — 0.9%
Northrop Grumman Corp., 3.25%, 01/15/28		18,520	18,210,751
Rockwell Collins, Inc., 2.80%, 03/15/22		3,693	3,683,966
United Technologies Corp.:
3.35%, 08/16/21		9,620	9,748,690
3.65%, 08/16/23		24,690	25,343,365

			56,986,772

Airlines — 0.4%
American Airlines Pass-Through Trust, Series 2013-2, Class B, 5.60%, 07/15/20(b)		3,862	3,920,016
Continental Airlines Pass-Through Trust, Series 2000-1, Class B, 8.39%, 11/01/20		2	1,918
Delta Air Lines Pass-Through Trust, Series 2012-1, Class B, 6.88%, 05/07/19(b)		1,705	1,710,545
Delta Air Lines, Inc.:
2.88%, 03/13/20		6,535	6,523,039
2.60%, 12/04/20		6,980	6,918,713
Northwest Airlines Pass-Through Trust, Series 2002-1, Class G-2, 6.26%, 11/20/21		429	440,179
US Airways Pass-Through Trust, Series 2012-1, Class B, 8.00%, 10/01/19		4,261	4,337,954

Security		Par (000)	Value

Airlines (continued)
Virgin Australia Pass-Through Trust(b):
Series 2013-1, Class B, 6.00%, 10/23/20	USD	2,325	$2,364,546
Series 2013-1A, Class A, 5.00%, 10/23/23		2,120	2,165,908

			28,382,818

Auto Components — 0.1%
ZF North America Capital, Inc.(b):
4.00%, 04/29/20		5,894	5,897,084
4.50%, 04/29/22		2,431	2,425,111

			8,322,195

Automobiles — 0.8%(b)
Daimler Finance North America LLC:
1.50%, 07/05/19		10,665	10,629,425
2.70%, 08/03/20		5,625	5,604,805
Hyundai Capital America:
1.75%, 09/27/19		4,460	4,429,226
2.55%, 04/03/20		4,680	4,647,451
Nissan Motor Acceptance Corp.:
2.25%, 01/13/20		12,670	12,596,966
2.13%, 03/03/20		9,045	8,960,331
Volkswagen Group of America Finance LLC, 2.40%, 05/22/20		6,500	6,454,133

			53,322,337

Banks — 8.6%
Bancolombia SA, 5.95%, 06/03/21		11,615	12,242,210
Bank of America Corp.:
(LIBOR USD 3 Month + 0.66%), 2.37%, 07/21/21(a)		12,225	12,141,634
(LIBOR USD 3 Month + 0.37%), 2.74%, 01/23/22(a)		3,500	3,486,426
2.50%, 10/21/22		13,800	13,625,224
3.30%, 01/11/23		27,815	28,168,135
(LIBOR USD 3 Month + 1.02%), 2.88%, 04/24/23(a)		5,690	5,672,595
Bank of America NA, (LIBOR USD 3 Month + 0.65%), 3.34%, 01/25/23(a)		1,740	1,761,747
Barclays Bank plc, 2.65%, 01/11/21		6,000	5,952,792
Barclays plc, (LIBOR USD 3 Month + 1.40%), 4.61%, 02/15/23(a)		6,970	7,113,763
BB&T Corp., 3.20%, 09/03/21		6,085	6,152,263
Capital One NA:
1.85%, 09/13/19		4,020	4,001,809
2.35%, 01/31/20		7,215	7,178,718
Citigroup, Inc.:
2.75%, 04/25/22		2,760	2,748,380
(LIBOR USD 3 Month + 0.72%), 3.14%, 01/24/23(a)		500	501,727
Citizens Bank NA:
2.25%, 03/02/20		5,665	5,638,601
2.20%, 05/26/20		7,192	7,137,016
2.25%, 10/30/20		21,055	20,875,212
2.55%, 05/13/21		17,131	17,009,545
3.25%, 02/14/22		4,825	4,869,527
Commonwealth Bank of Australia, 2.05%, 09/18/20(b)		4,575	4,526,775
Credit Suisse Group Funding Guernsey Ltd., 3.13%, 12/10/20		23,300	23,359,247
Discover Bank, 3.35%, 02/06/23		5,225	5,253,238
Fifth Third Bancorp, 2.60%, 06/15/22		2,700	2,681,859
HSBC Holdings plc, (LIBOR USD 3 Month + 1.06%), 3.26%, 03/13/23(a)		16,480	16,520,294

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
Huntington National Bank (The):
2.38%, 03/10/20	USD	8,680	$8,649,867
2.88%, 08/20/20		11,820	11,838,316
3.13%, 04/01/22		4,255	4,286,863
ING Groep NV, 4.10%, 10/02/23		8,265	8,495,012
JPMorgan Chase & Co.:
2.75%, 06/23/20		7,000	7,003,615
2.55%, 03/01/21		6,000	5,980,104
(LIBOR USD 3 Month + 0.61%), 3.22%, 06/18/22(a)		13,095	13,079,952
2.97%, 01/15/23		2,140	2,139,106
(LIBOR USD 3 Month + 0.94%), 2.78%, 04/25/23(a)		12,940	12,864,183
(LIBOR USD 3 Month + 0.73%), 3.56%, 04/23/24(a)		5,865	5,965,064
(LIBOR USD 3 Month + 0.89%), 3.80%, 07/23/24(a)		11,000	11,294,689
KeyBank NA, 2.25%, 03/16/20		9,420	9,377,889
Mitsubishi UFJ Financial Group, Inc.:
2.95%, 03/01/21		11,887	11,907,336
3.54%, 07/26/21		2,005	2,034,411
3.22%, 03/07/22		11,470	11,561,490
Nordea Bank Abp, 2.25%, 05/27/21(b)		6,425	6,339,746
Royal Bank of Scotland Group plc, 3.88%, 09/12/23		8,585	8,620,582
Santander Holdings USA, Inc.:
4.45%, 12/03/21		16,970	17,484,869
3.70%, 03/28/22		5,480	5,545,149
3.40%, 01/18/23		860	859,517
Santander UK Group Holdings plc:
3.57%, 01/10/23		1,715	1,711,530
(LIBOR USD 3 Month + 1.08%), 3.37%, 01/05/24(a)		3,715	3,640,819
Santander UK plc, 5.00%, 11/07/23(b)		15,318	15,685,111
Sumitomo Mitsui Financial Group, Inc., 2.85%, 01/11/22		15,220	15,233,232
SunTrust Banks, Inc.:
(LIBOR USD 3 Month + 0.50%), 3.53%, 10/26/21(a)		19,125	19,323,997
2.70%, 01/27/22		1,655	1,649,692
Svenska Handelsbanken AB, 3.35%, 05/24/21		6,075	6,143,760
UBS Group Funding Switzerland AG(b):
2.65%, 02/01/22		15,085	14,949,783
(LIBOR USD 3 Month + 0.95%), 2.86%, 08/15/23(a)		5,810	5,723,991
Wells Fargo & Co.:
2.50%, 03/04/21		10,000	9,951,524
3.07%, 01/24/23		1,855	1,857,458
3.75%, 01/24/24		8,005	8,237,764
Wells Fargo Bank NA, (LIBOR USD 3 Month + 0.49%), 3.33%, 07/23/21(a)		37,630	37,889,626
Westpac Banking Corp., 3.15%, 01/16/24(b)		28,235	28,734,813

			554,679,597

Beverages — 0.2%
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 01/23/29		6,000	6,392,387
Maple Escrow Subsidiary, Inc., 4.60%, 05/25/28(b)		3,315	3,455,152

			9,847,539

Biotechnology — 0.3%
AbbVie, Inc.:
2.90%, 11/06/22		1,945	1,941,011
3.75%, 11/14/23		17,100	17,554,290

			19,495,301

Security		Par (000)	Value

Capital Markets — 1.6%
Credit Suisse Group AG, 3.57%, 01/09/23(b)	USD	14,810	$14,860,857
Deutsche Bank AG, 4.25%, 02/04/21		11,560	11,604,316
Goldman Sachs Group, Inc. (The):
2.60%, 04/23/20		11,060	11,028,628
3.00%, 04/26/22		17,400	17,362,261
Moody’s Corp.:
2.75%, 12/15/21		1,135	1,134,864
2.63%, 01/15/23		5,085	5,010,801
Morgan Stanley:
2.75%, 05/19/22		19,750	19,630,623
3.13%, 01/23/23		16,485	16,535,278
(LIBOR USD 3 Month + 0.85%), 3.74%, 04/24/24(a)		8,250	8,414,370

			105,581,998

Chemicals — 0.2%
Dow Chemical Co. (The), 4.25%, 11/15/20		3,426	3,491,089
DowDuPont, Inc., 3.77%, 11/15/20		7,285	7,418,050

			10,909,139

Consumer Finance — 2.0%
AerCap Ireland Capital DAC:
4.25%, 07/01/20		3,540	3,587,712
4.50%, 05/15/21		5,770	5,894,730
3.95%, 02/01/22		7,750	7,850,024
3.50%, 05/26/22		3,605	3,605,821
American Express Co., 2.50%, 08/01/22		11,065	10,935,684
Capital One Financial Corp.:
2.40%, 10/30/20		4,420	4,394,693
3.20%, 01/30/23		10,000	10,012,845
Ford Motor Credit Co. LLC:
1.90%, 08/12/19		3,450	3,435,521
2.60%, 11/04/19		17,070	17,020,545
3.34%, 03/28/22		1,772	1,721,082
4.14%, 02/15/23		9,830	9,625,158
General Motors Financial Co., Inc.:
2.40%, 05/09/19		2,525	2,523,914
3.70%, 11/24/20		7,720	7,783,093
3.20%, 07/06/21		22,310	22,209,828
4.20%, 11/06/21		4,325	4,400,239
3.25%, 01/05/23		6,885	6,750,605
4.15%, 06/19/23		4,600	4,643,139
Harley-Davidson Financial Services, Inc., 2.15%, 02/26/20(b)		4,440	4,400,856

			130,795,489

Containers & Packaging — 0.0%
WRKCo, Inc., 3.75%, 03/15/25		2,210	2,229,770

Diversified Financial Services — 0.9%
AIG Global Funding, 1.95%, 10/18/19(b)		1,255	1,248,593
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20		12,625	12,468,574
JPMorgan Chase Bank NA(a):
(LIBOR USD 3 Month + 0.28%), 2.60%, 02/01/21		4,710	4,698,960
(LIBOR USD 3 Month + 0.35%), 3.09%, 04/26/21		36,790	36,860,603

			55,276,730

Diversified Telecommunication Services — 0.7%
AT&T, Inc.:
3.80%, 03/15/22		27,450	28,150,835
3.60%, 02/17/23		8,880	9,051,693
Verizon Communications, Inc.:
5.15%, 09/15/23		4,155	4,567,205
3.88%, 02/08/29		2,965	3,035,963

			44,805,696

74	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electric Utilities — 0.9%
Alliant Energy Finance LLC, 3.75%, 06/15/23(b)	USD	8,085	$8,245,449
American Electric Power Co., Inc.:
2.15%, 11/13/20		10,525	10,426,311
3.65%, 12/01/21		5,295	5,401,498
2.95%, 12/15/22		4,155	4,161,471
Duke Energy Corp., 3.95%, 10/15/23		8,435	8,743,591
Emera US Finance LP, 2.15%, 06/15/19		4,965	4,955,253
Exelon Corp., 2.45%, 04/15/21		4,890	4,833,262
FirstEnergy Corp., Series A, 2.85%, 07/15/22		4,346	4,315,476
ITC Holdings Corp., 2.70%, 11/15/22		2,180	2,140,639
Virginia Electric & Power Co.:
5.00%, 06/30/19		3,320	3,335,741
Series C, 2.75%, 03/15/23		3,000	2,993,809

			59,552,500

Electronic Equipment, Instruments & Components — 0.1%
Amphenol Corp., 2.20%, 04/01/20		6,520	6,478,529

Energy Equipment & Services — 0.1%
Baker Hughes a GE Co. LLC, 2.77%, 12/15/22		6,130	6,090,045

Equity Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp., 3.50%, 01/31/23		3,070	3,112,136
Crown Castle International Corp.:
3.20%, 09/01/24		3,205	3,180,503
4.30%, 02/15/29		3,000	3,092,109
Nationwide Health Properties, Inc., 6.59%, 07/07/38		1,400	1,690,782

			11,075,530

Food & Staples Retailing — 0.2%
Walgreen Co., 3.10%, 09/15/22		5,780	5,817,632
Walgreens Boots Alliance, Inc., 3.30%, 11/18/21		4,035	4,080,673

			9,898,305

Food Products — 0.8%
Conagra Brands, Inc., (LIBOR USD 3 Month + 0.75%), 3.51%, 10/22/20(a)		12,485	12,469,856
General Mills, Inc.:
(LIBOR USD 3 Month + 0.54%), 3.32%, 04/16/21(a)		11,675	11,653,156
3.70%, 10/17/23		2,275	2,331,833
Kraft Heinz Foods Co., 3.50%, 06/06/22		5,816	5,879,449
Mars, Inc., 2.70%, 04/01/25(b)		12,000	11,942,230
Wm Wrigley Jr Co., 3.38%, 10/21/20(b)		8,820	8,907,553

			53,184,077

Health Care Equipment & Supplies — 0.7%
Abbott Laboratories, 2.90%, 11/30/21		14,335	14,394,976
Becton Dickinson and Co.:
2.68%, 12/15/19		25,000	24,919,283
2.40%, 06/05/20		6,145	6,100,973

			45,415,232

Health Care Providers & Services — 0.5%
Anthem, Inc., 3.13%, 05/15/22		2,685	2,707,166
Cigna Corp., 3.20%, 09/17/20(b)		15,000	15,080,856
CVS Health Corp.:
3.70%, 03/09/23		2,920	2,966,955
4.30%, 03/25/28		12,750	12,918,956

			33,673,933

Hotels, Restaurants & Leisure — 0.1%
Carnival Corp., 3.95%, 10/15/20		4,525	4,607,929
Marriott International, Inc., 2.88%, 03/01/21		2,620	2,615,586

			7,223,515

Security		Par (000)	Value

Independent Power and Renewable Electricity Producers — 0.1%
Exelon Generation Co. LLC, 5.20%, 10/01/19	USD	4,600	$4,651,083

Insurance — 0.7%
American International Group, Inc.:
3.38%, 08/15/20		3,952	3,991,647
6.40%, 12/15/20		1,965	2,077,977
Aon plc, 2.80%, 03/15/21		3,789	3,781,012
AXIS Specialty Finance plc, 2.65%, 04/01/19		13,545	13,545,000
Hartford Financial Services Group, Inc. (The), 5.13%, 04/15/22		4,423	4,719,164
Marsh & McLennan Cos., Inc., 2.35%, 03/06/20		7,145	7,121,301
Pricoa Global Funding I, 2.45%, 09/21/22(b)		4,090	4,043,066
Willis North America, Inc., 3.60%, 05/15/24		3,827	3,851,404
Willis Towers Watson plc, 5.75%, 03/15/21		2,206	2,309,848

			45,440,419

Interactive Media & Services — 0.3%
Baidu, Inc.:
2.75%, 06/09/19		10,000	9,998,750
2.88%, 07/06/22		8,205	8,094,356

			18,093,106

IT Services — 0.1%
Total System Services, Inc., 3.75%, 06/01/23		4,640	4,710,303

Media — 1.6%
Charter Communications Operating LLC:
3.58%, 07/23/20		13,200	13,295,957
4.46%, 07/23/22		11,709	12,114,264
4.50%, 02/01/24		10,080	10,484,311
Comcast Corp.:
3.15%, 02/15/28		8,710	8,522,873
4.15%, 10/15/28		2,895	3,047,097
Cox Communications, Inc., 3.15%, 08/15/24(b)		8,155	8,117,980
Discovery Communications LLC:
4.38%, 06/15/21		3,695	3,796,105
3.30%, 05/15/22		10,000	10,044,453
Interpublic Group of Cos., Inc. (The):
3.50%, 10/01/20		4,490	4,528,701
3.75%, 10/01/21		1,545	1,571,850
Sky Ltd., 2.63%, 09/16/19(b)		22,885	22,845,171
Time Warner Cable LLC, 8.25%, 04/01/19		1,845	1,845,000

			100,213,762

Metals & Mining — 0.0%
Anglo American Capital plc, 4.13%, 04/15/21(b)		2,221	2,242,322

Multi-Utilities — 0.7%
CenterPoint Energy, Inc.:
3.60%, 11/01/21		4,355	4,419,415
2.50%, 09/01/22		5,150	5,025,909
Dominion Energy, Inc., 2.56%, 07/01/20		2,525	2,511,052
DTE Energy Co., Series D, 3.70%, 08/01/23		4,690	4,801,283
Sempra Energy:
1.63%, 10/07/19		7,405	7,352,312
(LIBOR USD 3 Month + 0.50%), 3.29%, 01/15/21(a)		6,185	6,132,978
WEC Energy Group, Inc., 3.38%, 06/15/21		12,505	12,652,726

			42,895,675

Oil, Gas & Consumable Fuels — 3.3%
Andeavor Logistics LP:
6.25%, 10/15/22		2,658	2,731,095
3.50%, 12/01/22		4,885	4,934,336
Apache Corp.:
3.63%, 02/01/21		1,361	1,376,688
3.25%, 04/15/22		4,456	4,459,515

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Concho Resources, Inc., 4.38%, 01/15/25	USD	15,400	$15,830,153
Continental Resources, Inc., 4.50%, 04/15/23		14,859	15,381,764
Devon Energy Corp., 3.25%, 05/15/22		9,480	9,570,267
Enbridge Energy Partners LP, 5.20%, 03/15/20		5,330	5,445,359
Enbridge, Inc., 2.90%, 07/15/22		530	528,456
Encana Corp., 3.90%, 11/15/21		15,336	15,613,734
Energy Transfer Operating LP:
4.15%, 10/01/20		21,449	21,794,443
3.60%, 02/01/23		2,900	2,924,195
4.50%, 04/15/24		1,433	1,494,113
Enterprise Products Operating LLC, 4.15%, 10/16/28		2,715	2,853,132
EOG Resources, Inc., 2.45%, 04/01/20		5,680	5,656,726
Kinder Morgan, Inc.:
5.00%, 02/15/21(b)		7,000	7,233,836
4.30%, 03/01/28		7,870	8,129,693
MPLX LP, 4.80%, 02/15/29		4,340	4,568,643
Newfield Exploration Co., 5.75%, 01/30/22		27,510	29,356,196
Pioneer Natural Resources Co., 3.45%, 01/15/21		6,340	6,398,315
Sabine Pass Liquefaction LLC, 5.75%, 05/15/24		2,747	3,027,277
Spectra Energy Partners LP, 4.75%, 03/15/24		1,710	1,818,052
Sunoco Logistics Partners Operations LP, 5.50%, 02/15/20		3,000	3,051,023
Sunoco LP, 4.88%, 01/15/23		860	873,674
Texas Eastern Transmission LP, 2.80%, 10/15/22(b)		5,740	5,656,032
TransCanada PipeLines Ltd., 3.75%, 10/16/23		1,580	1,627,609
Williams Cos., Inc. (The):
5.25%, 03/15/20		8,168	8,341,342
4.00%, 11/15/21		4,650	4,772,356
3.60%, 03/15/22		3,340	3,388,932
3.70%, 01/15/23		7,000	7,126,233
4.55%, 06/24/24		6,305	6,655,508

			212,618,697

Pharmaceuticals — 1.8%
Allergan Finance LLC, 3.25%, 10/01/22		6,133	6,133,033
Allergan Funding SCS, 3.45%, 03/15/22		46,113	46,528,251
Bayer US Finance LLC, 2.38%, 10/08/19(b)		5,435	5,417,004
Shire Acquisitions Investments Ireland DAC, 1.90%, 09/23/19		42,468	42,284,540
Takeda Pharmaceutical Co. Ltd.(b):
3.80%, 11/26/20		4,355	4,418,166
5.00%, 11/26/28		11,520	12,488,332

			117,269,326

Real Estate Management & Development — 0.1%
Unique Pub Finance Co. plc (The):
Series A3, 6.54%, 03/30/21	GBP	1,863	2,543,507
Series M, 7.40%, 03/28/24		4,920	7,016,242

			9,559,749

Road & Rail — 1.1%
CSX Corp., 3.70%, 10/30/20	USD	5,920	5,995,930
Penske Truck Leasing Co. LP(b):
3.05%, 01/09/20		20,121	20,122,206
3.30%, 04/01/21		7,930	7,959,675
3.38%, 02/01/22		4,759	4,777,559
4.25%, 01/17/23		3,235	3,341,754
2.70%, 03/14/23		5,501	5,375,261
Ryder System, Inc.:
2.65%, 03/02/20		5,675	5,665,815
2.88%, 09/01/20		2,250	2,252,171
3.75%, 06/09/23		4,735	4,847,833

Security		Par (000)	Value

Road & Rail (continued)
Union Pacific Corp.:
2.95%, 03/01/22	USD	4,345	$4,379,482
2.95%, 01/15/23		3,865	3,874,749

			68,592,435

Semiconductors & Semiconductor Equipment — 1.7%
Analog Devices, Inc., 2.85%, 03/12/20		2,115	2,115,680
Broadcom Corp., 2.38%, 01/15/20		12,455	12,388,369
Broadcom, Inc.(b):
3.13%, 04/15/21		8,380	8,370,112
3.63%, 10/15/24		13,000	12,898,340
Lam Research Corp., 2.80%, 06/15/21		15,230	15,232,174
NXP BV(b):
4.13%, 06/15/20		14,930	15,118,267
4.13%, 06/01/21		22,520	22,952,384
4.63%, 06/15/22		3,820	3,952,172
3.88%, 09/01/22		10,404	10,551,009
QUALCOMM, Inc., 2.60%, 01/30/23		3,065	3,029,081

			106,607,588

Software — 0.1%
CA, Inc., 3.60%, 08/15/22		3,655	3,680,804

Technology Hardware, Storage & Peripherals — 0.8%
Dell International LLC(b):
4.42%, 06/15/21		1,385	1,420,955
5.45%, 06/15/23		24,470	26,083,497
Hewlett Packard Enterprise Co., 3.60%, 10/15/20		8,000	8,069,772
NetApp, Inc., 2.00%, 09/27/19		7,825	7,792,223
Xerox Corp., 3.50%, 08/20/20		8,620	8,576,900

			51,943,347

Tobacco — 0.9%
Altria Group, Inc., 3.49%, 02/14/22		3,270	3,321,320
BAT Capital Corp., 2.76%, 08/15/22		40,765	40,089,701
BAT International Finance plc, 3.25%, 06/07/22(b)		545	544,496
Reynolds American, Inc.:
6.88%, 05/01/20		7,889	8,209,087
3.25%, 06/12/20		6,460	6,469,212

			58,633,816

Trading Companies & Distributors — 0.5%
Air Lease Corp., 2.63%, 07/01/22		8,375	8,179,962
Aviation Capital Group LLC, 2.88%, 01/20/22(b)		7,310	7,198,767
International Lease Finance Corp.:
5.88%, 04/01/19		11,255	11,255,000
4.63%, 04/15/21		5,702	5,834,169

			32,467,898

Wireless Telecommunication Services — 0.2%
Sprint Spectrum Co. LLC(b):
3.36%, 09/20/21		1,966	1,965,035
4.74%, 03/20/25		8,110	8,201,238

			10,166,273

Total Corporate Bonds — 34.3% (Cost: $2,187,577,318)			2,203,013,650

Foreign Agency Obligations — 0.1%

Chile — 0.1%
Empresa Nacional del Petroleo, 5.25%, 08/10/20(b)		6,150	6,272,662

Total Foreign Agency Obligations — 0.1% (Cost: $6,253,720)			6,272,662

76	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Foreign Government Obligations — 1.5%

Brazil — 0.2%
Centrais Eletricas Brasileiras SA, 5.75%, 10/27/21(b)	USD	11,000	$11,275,000

Canada — 0.5%
Province of Alberta Canada, 3.35%, 11/01/23		7,477	7,717,979
Province of Ontario Canada, 3.40%, 10/17/23		25,250	26,130,302

			33,848,281

Cyprus — 0.3%
Republic of Cyprus:
4.75%, 06/25/19	EUR	9,815	11,124,260
4.63%, 02/03/20(b)		8,454	9,842,999

			20,967,259

Italy — 0.5%
Republic of Italy, 0.10%, 04/15/19		25,800	28,938,429

Total Foreign Government Obligations — 1.5% (Cost: $96,789,482)			95,028,969

		Shares

Investment Companies — 2.5%
iShares Short Maturity Bond ETF(i)		3,180,000	159,763,200

Total Investment Companies — 2.5% (Cost: $159,438,280)			159,763,200

		Par (000)

Municipal Bonds — 0.3%
South Carolina Public Service Authority;
Series 2016D, RB, 2.39%, 12/01/23	USD	13,915	13,473,755
Series 2012E, RB, 3.72%, 12/01/23		8,400	8,568,756

Total Municipal Bonds — 0.3% (Cost: $21,296,419)			22,042,511

Non-Agency Mortgage-Backed Securities — 14.5%

Collateralized Mortgage Obligations — 2.0%
Apollo Trust, Series 2009-1, Class A3, 3.13%, 10/03/40(d)	AUD	315	223,702
Banc of America Mortgage Trust, Series 2003-J, Class 2A1, 4.65%, 11/25/33(d)	USD	417	418,850
Bear Stearns ARM Trust, Series 2004-5, Class 2A, 4.39%, 07/25/34(d)		559	555,737
BlackRock Capital Finance LP, Series 1997-R2, Class AP, 1.52%, 12/25/35(b)(d)(i)		19	16,488
CHL Mortgage Pass-Through Trust:
Series 2004-29, Class 1A1, 3.03%, 02/25/35(d)		386	366,970
Series 2005-17, Class 1A6, 5.50%, 09/25/35		942	930,182
Series 2005-HYB8, Class 2A1, 4.18%, 12/20/35(d)		1,041	908,520
First Horizon Mortgage Pass-Through Trust, Series 2004-AR7, Class 1A1, 5.05%, 02/25/35(d)		151	152,177
Gosforth Funding plc, Series 2018-1A, Class A1, 3.10%, 08/25/60(b)(d)		12,818	12,795,582
JPMorgan Mortgage Trust(b)(d):
Series 2016-2, Class A1, 2.80%, 06/25/46		15,378	15,303,767
Series 2017-1, Class A4, 3.50%, 01/25/47		15,732	15,721,953
Series 2017-3, Class 1A6, 3.00%, 08/25/47		12,871	12,527,707
Series 2017-6, Class A6, 3.00%, 12/25/48		8,044	7,917,093
Lanark Master Issuer plc, Series 2019-1A, Class 1A1, 3.46%, 12/22/69(a)(b)		9,580	9,604,496
MortgageIT Trust, Series 2004-1, Class A1, 3.27%, 11/25/34(d)		1,139	1,116,184

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
National RMBS Trust, Series 2012-2, Class A1, 2.93%, 06/20/44(d)	AUD	1,068	$760,664
New Residential Mortgage Loan Trust, Series 2016-3A, Class A1B, 3.25%, 09/25/56(b)(d)	USD	3,177	3,166,945
Permanent Master Issuer plc, Series 2018-1A, Class 1A1, 3.17%, 07/15/58(b)(d)		16,640	16,583,874
Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MA, 3.50%, 11/25/57		11,315	11,469,390
Sequoia Mortgage Trust(b)(d):
Series 2017-CH1, Class A2, 3.50%, 08/25/47		10,404	10,387,604
Series 2017-CH2, Class A10, 4.00%, 12/25/47		5,139	5,186,136
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2, 0.49%, 09/25/34(d)		863	803,873
TORRENS Trust, Series 2013-1, Class A, 2.80%, 04/12/44(d)	AUD	5,877	4,162,818
Walsh Acceptance, Series 1997-2, Class A, 4.50%, 03/01/27(b)(d)	USD	5	2,771

			131,083,483

Commercial Mortgage-Backed Securities — 12.4%
Aventura Mall Trust, Series 2013-AVM, Class A, 3.74%, 12/05/32(b)(d)		16,080	16,263,733
BAMLL Commercial Mortgage Securities Trust(b):
Series 2012-PARK, Class A, 2.96%, 12/10/30		4,175	4,217,750
Series 2018-DSNY, Class A, 3.33%, 09/15/34(d)		12,495	12,432,296
BANK, Series 2019-BN16, Class A2, 3.93%, 02/15/52		12,200	12,707,837
Bear Stearns Commercial Mortgage Securities Trust(d):
Series 2004-PWR4, Class F, 6.00%, 06/11/41(b)		2,500	2,498,520
Series 2005-PW10, Class AJ, 5.59%, 12/11/40		20,154	20,750,969
Series 2005-PW10, Class B, 5.61%, 12/11/40		13,697	13,988,621
BX Commercial Mortgage Trust, Series 2018-IND, Class A, 3.23%, 11/15/35(b)(d)		4,907	4,894,320
Caesars Palace Las Vegas Trust, Series 2017-VICI, Class A, 3.53%, 10/15/34(b)		12,989	13,252,233
CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class A, 3.27%, 07/15/32(b)(d)		5,940	5,940,007
Citigroup Commercial Mortgage Trust:
Series 2012-GC8, Class A4, 3.02%, 09/10/45		15,000	15,128,878
Series 2013-375P, Class A, 3.25%, 05/10/35(b)		9,460	9,571,170
Series 2013-GC11, Class A3, 2.82%, 04/10/46		27,635	27,673,960
CLNS Trust, Series 2017-IKPR, Class A, 3.29%, 06/11/32(b)(d)		21,360	21,306,179
Commercial Mortgage Trust:
Series 2012-CR1, Class A3, 3.39%, 05/15/45		9,571	9,662,703
Series 2013-CR10, Class ASB, 3.80%, 08/10/46		2,961	3,026,140
Series 2013-CR12, Class A4, 4.05%, 10/10/46		15,633	16,333,851
Series 2013-CR13, Class A4, 4.19%, 11/10/46(d)		4,515	4,758,666
Series 2014-CR15, Class ASB, 3.60%, 02/10/47		5,890	6,001,508
Series 2014-UBS3, Class ASB, 3.37%, 06/10/47		20,140	20,421,412
Series 2014-UBS5, Class ASB, 3.55%, 09/10/47		7,340	7,491,405
Series 2014-UBS6, Class ASB, 3.39%, 12/10/47		1,800	1,828,533
Series 2015-CR22, Class A3, 3.21%, 03/10/48		28,180	28,538,692
Series 2015-CR23, Class A2, 2.85%, 05/10/48		16,620	16,589,032
Series 2015-CR24, Class ASB, 3.45%, 08/10/48		7,580	7,732,964

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Series 2015-LC21, Class A2, 2.98%, 07/10/48	USD	31,707	$31,674,317
Series 2015-LC21, Class ASB, 3.42%, 07/10/48		9,600	9,798,666
Core Industrial Trust, Series 2015-CALW, Class A, 3.04%, 02/10/34(b)		22,521	22,669,275
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class ASB, 3.35%, 04/15/50		13,700	13,925,405
Exantas Capital Corp. Ltd., Series 2018-RSO6, Class A, 3.31%, 06/15/35(b)(d)		8,960	8,927,209
Four Times Square Trust Commercial Mortgage Pass-Through Certificates, Series 2006-4TS, Class A, 5.40%, 12/13/28(b)		8,421	8,725,149
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFX, 3.23%, 12/15/34(b)		10,000	9,983,071
Great Wolf Trust, Series 2017-WOLF, Class A, 3.48%, 09/15/34(b)(d)		5,980	5,965,036
GS Mortgage Securities Corp. Trust(b):
Series 2012-ALOH, Class A, 3.55%, 04/10/34		17,000	17,315,110
Series 2018-FBLU, Class A, 3.43%, 11/15/35(d)		12,230	12,207,613
GS Mortgage Securities Trust:
Series 2011-GC5, Class AS, 5.21%, 08/10/44(b)(d)		8,891	9,297,276
Series 2012-GC6, Class A3, 3.48%, 01/10/45		11,008	11,163,106
Series 2013-GC13, Class AAB, 3.72%, 07/10/46(d)		7,098	7,221,744
Series 2014-GC24, Class AAB, 3.65%, 09/10/47		9,620	9,843,197
Series 2019-GC38, Class A2, 3.87%, 02/10/52		8,134	8,485,677
Hospitality Mortgage Trust, Series 2017-HIT, Class A, 3.34%, 05/08/30(b)(d)		9,230	9,218,372
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class ASB, 3.66%, 09/15/47		6,780	6,949,424
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2003-CB7, Class F, 5.35%, 01/12/38(b)(d)		1,897	1,913,003
Series 2007-CB18, Class AMFL, 2.67%, 06/12/47(d)		23	22,636
Series 2012-HSBC, Class A, 3.09%, 07/05/32(b)		9,870	9,958,545
Series 2018-WPT, Class AFX, 4.25%, 07/05/33(b)		7,070	7,434,974
LMREC, Inc., Series 2015-CRE1, Class AR, 3.47%, 02/22/32(b)(d)		3,618	3,602,970
Madison Avenue Trust, Series 2013-650M, Class A, 3.84%, 10/12/32(b)		16,255	16,413,269
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C13, Class A4, 4.04%, 11/15/46		11,900	12,510,664
Series 2013-C9, Class AAB, 2.66%, 05/15/46		4,910	4,893,523
Series 2014-C18, Class ASB, 3.62%, 10/15/47		9,900	10,121,817
Series 2014-C19, Class A2, 3.10%, 12/15/47		5,600	5,599,624
Series 2014-C19, Class ASB, 3.33%, 12/15/47		7,950	8,067,492
Series 2015-C23, Class A2, 2.98%, 07/15/50		25,100	25,045,942
Morgan Stanley Capital I Trust:
Series 2007-T27, Class AJ, 5.95%, 06/11/42(d)		5,416	5,716,858
Series 2012-C4, Class A4, 3.24%, 03/15/45		12,941	13,065,593
Series 2014-CPT, Class A, 3.35%, 07/13/29(b)		9,000	9,113,697
Series 2014-MP, Class A, 3.47%, 08/11/33(b)		4,215	4,276,377
Series 2018-BOP, Class A, 3.33%, 08/15/33(b)(d)		3,810	3,794,137
Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class A, 3.43%, 06/15/35(b)(d)		6,510	6,445,701
RAIT Trust, Series 2017-FL7, Class A, 3.43%, 06/15/37(b)(d)		2,429	2,416,681
UBS Commercial Mortgage Trust, Series 2012-C1, Class A3, 3.40%, 05/10/45		4,445	4,514,254

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
UBS-Barclays Commercial Mortgage Trust:
Series 2013-C5, Class AS, 3.35%, 03/10/46(b)	USD	9,713	$9,778,849
Series 2013-C6, Class ASB, 2.79%, 04/10/46		6,440	6,445,664
VNDO Mortgage Trust, Series 2012-6AVE, Class A, 3.00%, 11/15/30(b)		17,196	17,311,311
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class A, 3.83%, 06/15/29(b)(d)		16,745	16,744,555
Wells Fargo Commercial Mortgage Trust:
Series 2014-LC16, Class ASB, 3.48%, 08/15/50		11,680	11,881,164
Series 2015-C28, Class ASB, 3.31%, 05/15/48		4,986	5,068,519
Series 2015-LC22, Class ASB, 3.57%, 09/15/58		8,810	9,036,438
WFRBS Commercial Mortgage Trust:
Series 2011-C5, Class A4, 3.67%, 11/15/44		13,691	13,925,827
Series 2012-C10, Class ASB, 2.45%, 12/15/45		15,465	15,362,175
Series 2012-C6, Class A4, 3.44%, 04/15/45		1,970	1,998,047
Series 2014-C21, Class ASB, 3.39%, 08/15/47		14,690	14,838,245
Series 2014-C21, Class ASBF, 3.04%, 08/15/47(b)(d)		3,800	3,802,593
Series 2014-C24, Class ASB, 3.32%, 11/15/47		10,315	10,488,569

			797,990,739

Interest Only Commercial Mortgage-Backed Securities — 0.1%(d)
Commercial Mortgage Trust, Series 2015-CR23, Class XA, 0.95%, 05/10/48		39,701	1,481,714
Core Industrial Trust, Series 2015-TEXW, Class XA, 0.77%, 02/10/34(b)		99,250	1,852,823

			3,334,537

Total Non-Agency Mortgage-Backed Securities — 14.5% (Cost: $941,215,995)			932,408,759

U.S. Government Sponsored Agency Securities — 8.7%

Collateralized Mortgage Obligations — 1.9%
Federal Home Loan Mortgage Corp.:
Series 1165, Class LD, 7.00%, 11/15/21		39	39,492
Series 3710, Class MG, 4.00%, 08/15/25(e)		1,123	1,185,175
Series 3959, Class MA, 4.50%, 11/15/41		2,646	2,800,506
Series 3986, Class M, 4.50%, 09/15/41		3,102	3,256,275
Series 4459, Class BN, 3.00%, 08/15/43		10,485	10,550,272
Series 4569, Class JA, 3.00%, 03/15/42		15,771	15,830,368
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes(a):
Series 2017-DNA2, Class M1, (LIBOR USD 1 Month + 1.20%), 3.69%, 10/25/29		20,650	20,760,246
Series 2017-HQA3, Class M1, (LIBOR USD 1 Month + 0.55%), 3.04%, 04/25/30		1,726	1,722,991
Federal National Mortgage Association:
Series 2011-48, Class MG, 4.00%, 06/25/26(e)		1,926	2,020,272
Series 2011-84, Class MG, 4.00%, 09/25/26(e)		2,639	2,724,485
Series 2014-48, Class AB, 4.00%, 10/25/40		7,877	8,044,245
Federal National Mortgage Association Variable Rate Notes:
Series 1997-20, Class FB, 2.89%, 03/25/27(f)		115	114,427
Series 2014-C02, Class 1M1, (LIBOR USD 1 Month + 0.95%), 3.44%, 05/25/24(a)		210	209,916
Series 2017-C02, Class 2M1, (LIBOR USD 1 Month + 1.15%), 3.64%, 09/25/29(a)		7,551	7,572,316
Series 2017-C04, Class 2M1, (LIBOR USD 1 Month + 0.85%), 3.34%, 11/25/29(a)		9,853	9,864,040
Government National Mortgage Association:
Series 2013-131, Class PA, 3.50%, 06/16/42		5,971	6,113,367
Series 2018-36, Class AM, 3.00%, 07/20/45		28,026	28,216,863

			121,025,256

78	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities — 0.3%
Federal Home Loan Mortgage Corp.:
Series KIR2, Class A1, 2.75%, 03/25/27	USD	8,006	$8,022,563
Series KJ05, Class A2, 2.16%, 10/25/21		11,543	11,455,447
Series KP03, Class A2, 1.78%, 07/25/19		1,565	1,557,500

			21,035,510

Interest Only Commercial Mortgage-Backed Securities — 0.1%(f)
Federal Home Loan Mortgage Corp. Variable Rate Notes:
Series K718, Class X1, 0.62%, 01/25/22		12,308	178,559
Series KW01, Class X1, 0.97%, 01/25/26		46,627	2,492,442
Federal National Mortgage Association ACES Variable Rate Notes, Series 2013-M5, Class X2, 2.21%, 01/25/22		18,308	526,537
Government National Mortgage Association Variable Rate Notes, Series 2012-120, 0.78%, 02/16/53		25,988	1,254,163

			4,451,701

Mortgage-Backed Securities — 6.4%
Federal Home Loan Mortgage Corp.:
2.50%, 11/01/27		20,736	20,731,727
3.00%, 04/15/34(g)		41,000	41,395,527
Federal Home Loan Mortgage Corp. Variable Rate Notes, (LIBOR USD 12 Month + 1.63%, 7.95% Cap), 2.95%, 10/01/45(a)		5,798	5,835,834
Federal National Mortgage Association:
2.50%, 12/01/27 - 04/01/32		49,407	49,193,084
2.50%, 04/25/34(g)		119,912	119,196,567
3.00%, 12/01/26 - 04/01/33		80,135	80,963,483
3.00%, 04/25/34(g)		24,300	24,523,467
4.00%, 04/01/26 - 03/01/34		4,823	4,988,201
4.00%, 04/25/34(g)		17,600	18,127,854
4.50%, 04/25/34(g)		10,490	10,662,834
5.00%, 04/01/21		1	547
5.50%, 06/01/20 - 10/01/21		204	208,111
6.50%, 04/01/21		20	20,727
Federal National Mortgage Association Variable Rate Notes(a):
(LIBOR USD 12 Month + 1.59%), 2.87%, 09/01/45		12,300	12,411,387
(LIBOR USD 12 Month + 1.59%), 2.90%, 11/01/45		902	909,068
(LIBOR USD 12 Month + 1.59%), 3.14%, 06/01/45		12,595	12,744,665
(LIBOR USD 12 Month + 1.73%), 3.31%, 09/01/42		8,485	8,627,394

			410,540,477

Total U.S. Government Sponsored Agency Securities — 8.7% (Cost: $555,825,491)			557,052,944

U.S. Treasury Obligations — 11.6%
U.S. Treasury Notes:
1.00%, 11/30/19		118,000	116,893,750
1.75%, 11/30/19		130,000	129,410,938
1.25%, 01/31/20 - 02/29/20		155,000	153,445,508
1.38%, 02/29/20 - 03/31/20		105,000	103,982,617
1.63%, 03/15/20		70,000	69,483,203

Security		Par (000)	Value
U.S. Treasury Obligations (continued)
2.25%, 03/31/20	USD	50,000	$49,916,016
2.50%, 02/15/22		122,410	123,308,949

Total U.S. Treasury Obligations — 11.6% (Cost: $744,761,856)			746,440,981

Total Long-Term Investments — 102.3% (Cost: $6,563,678,275)			6,572,205,648

Short-Term Securities — 1.6%

		Shares

Money Market Funds — 0.4%(h)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.37%(i)		4,745,425	4,745,425
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 2.26%		14,499,444	14,499,444

Total Money Market Funds — 0.4% (Cost: $19,244,869)			19,244,869

Total Repurchase Agreements — 1.2% (Cost: $80,000,000)			80,000,000

Total Short-Term Securities — 1.6% (Cost: $99,244,869)			99,244,869

Total Investments Before TBA Sale Commitments — 103.9% (Cost: $6,662,923,144)			6,671,450,517

		Par (000)

TBA Sale Commitments — (0.5)%

Mortgage-Backed Securities — (0.5)%
Federal National Mortgage Association, 3.00%, 04/25/34(g)	USD	32,426	(32,724,195)

Total TBA Sale Commitments — (0.5)% (Proceeds: $32,461,228)			(32,724,195)

Total Investments Net of TBA Sale Commitments — 103.4% (Cost: $6,630,461,916)			6,638,726,322

Liabilities in Excess of Other Assets — (3.4)%			(215,323,649)

Net Assets — 100.0%			$6,423,402,673

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Variable rate security. Rate shown is the rate in effect as of period end.
(g)	Represents or includes a TBA transaction.
(h)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Low Duration Bond Portfolio

(i)

During the six months ended March 31, 2019, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 09/30/18	Shares Purchased	Shares Sold		Shares Held at 03/31/19	Value at 03/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	28,177,471	—	(23,432,046	)(b)	4,745,425	$4,745,425	$723,462	$—	$1
BlackRock Capital Finance LP, Series 1997-R2, Class AP	18,554	—	—		18,554	16,488	1,017	—	36
iShares Short Maturity Bond ETF	1,180,000	2,000,000	—		3,180,000	159,763,200	986,934	—	324,900
iShares Short-Term Corporate Bond ETF*	—	1,300,000	(1,300,000)		—	—	177,919	337,126	—

						$164,525,113	$1,889,332	$337,126	$324,937

*	No longer held by the Fund as of period end.
(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Repurchase Agreements

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, At Value
Mizuho Securities USA LLC	3.15	%(a)	03/29/19	07/03/19	$80,000	$80,000	$80,672,214	Corporate/Debt Obligations, 2.78% to 6.90%, due 03/27/33 to 10/25/47	$113,691,335	$91,656,150

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury 2 Year Note	12,514	06/28/19	$2,666,655	$9,499,280

Short Contracts
Euro-Bund	197	06/06/19	36,759	(37,632)
U.S. Treasury 10 Year Note	836	06/19/19	103,847	(287,659)
U.S. Treasury 10 Year Ultra Note	746	06/19/19	99,055	(1,306,722)
U.S. Treasury Long Bond	60	06/19/19	8,979	(270,528)
U.S. Treasury 5 Year Note	5,941	06/28/19	688,135	(4,670,396)

				(6,572,937)

				$2,926,343

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	2,059,000	USD	1,459,545	State Street Bank and Trust Co.	04/04/19	$2,513
USD	1,562,952	AUD	2,188,000	State Street Bank and Trust Co.	04/04/19	9,293
USD	11,052,177	EUR	9,652,000	HSBC Bank plc	04/04/19	223,212
USD	5,910,164	GBP	4,438,000	Barclays Bank plc	04/04/19	129,295
USD	30,464,065	EUR	25,800,000	Nomura International plc	04/15/19	1,491,086
USD	8,797,150	EUR	7,814,000	UBS AG	05/06/19	6,434
USD	5,792,988	GBP	4,438,000	Toronto Dominion Bank	05/07/19	2,471
USD	16,120,000	CAD	21,480,545	Toronto Dominion Bank	06/19/19	14,236

						1,878,540

80	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Low Duration Bond Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	7,814,000	USD	8,773,559	UBS AG	04/04/19	$(6,720)
GBP	4,438,000	USD	5,783,424	Toronto Dominion Bank	04/04/19	(2,555)
USD	1,460,451	AUD	2,059,000	State Street Bank and Trust Co.	05/06/19	(2,518)

						(11,793)

	Net Unrealized Appreciation					$1,866,747

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.32.V1	1.00%	Quarterly	06/20/24	USD 36,716	$(664,205)	$(589,680)	$(74,525)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.31.V3	5.00%	Quarterly	12/20/23	B+	USD 73,500	$5,045,089	$2,889,028	$2,156,061

(a)	Using S&P of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date			Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency				Notional Amount (000)
0.45%	Annual	6 month EURIBOR	Semi-Annual	N/A		07/04/19	EUR	120,000	$(767,586)	$—	$(767,586)
6 month EURIBOR	Semi-Annual	0.49%	Annual	N/A		07/04/19	EUR	120,000	826,521	1	826,520
2.58%	Semi-Annual	3 month LIBOR	Quarterly	7/3/2019	(a)	03/15/21	USD	323,810	(1,229,610)	(127,345)	(1,102,265)

									$(1,170,675)	$(127,344)	$(1,043,331)

(a)	Forward Swap.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/20	USD	2,086	$(14,752)	$5,744	$(20,496)
United Mexican States	1.00	Quarterly	Bank of America NA	09/20/20	USD	2,086	(15,941)	9,191	(25,132)
BAT International Finance plc	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	EUR	3,249	(30,371)	(11,911)	(18,460)
BAT International Finance plc	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	EUR	3,249	(30,372)	(1,696)	(28,676)
BAT International Finance plc	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	EUR	4,874	(45,562)	(2,532)	(43,030)
CBS Corp	1.00	Quarterly	Goldman Sachs Bank USA	06/20/24	USD	10,000	(113,209)	(76,394)	(36,815)
Hess Corp	1.00	Quarterly	BNP Paribas SA	06/20/24	USD	10,000	90,075	186,217	(96,142)
Hess Corp	1.00	Quarterly	Goldman Sachs International	06/20/24	USD	13,400	120,702	179,748	(59,046)
Kraft Heinz Foods Co	1.00	Quarterly	BNP Paribas SA	06/20/24	USD	3,441	14,111	64,245	(50,134)
Kraft Heinz Foods Co	1.00	Quarterly	BNP Paribas SA	06/20/24	USD	689	2,826	12,171	(9,345)
TWDC Enterprises 18 Corp	1.00	Quarterly	BNP Paribas SA	06/20/24	USD	3,355	(135,776)	(132,737)	(3,039)

							$(158,269)	$232,046	$(390,315)

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Low Duration Bond Portfolio

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	Bank of America NA	06/20/20	BBB+	USD	2,086	$14,751	$(6,472)	$21,223
United Mexican States	1.00	Quarterly	JPMorgan Chase Bank NA	09/20/20	BBB+	USD	2,086	15,942	(8,179)	24,121
Altria Group, Inc	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	BBB	USD	5,299	91,056	48,427	42,629
Altria Group, Inc	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	BBB	USD	3,532	60,692	41,626	19,066
Altria Group, Inc	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	BBB	USD	3,532	60,692	32,271	28,421
Boeing Co. (The)	1.00	Quarterly	BNP Paribas SA	12/20/23	A	USD	5,526	137,223	129,285	7,938
Ford Motor Credit Co. LLC	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	BBB	USD	1,000	119,933	112,864	7,069
Ford Motor Credit Co. LLC	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	BBB	USD	1,388	166,467	159,919	6,548
Ford Motor Credit Co. LLC	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	BBB	USD	2,500	299,833	292,989	6,844
Ford Motor Credit Co. LLC	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	BBB	USD	1,388	166,467	166,631	(164)
Ford Motor Credit Co. LLC	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	BBB	USD	1,999	239,746	239,091	655
Ford Motor Credit Co. LLC	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	BBB	USD	1,389	166,587	166,751	(164)
General Motors Co	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	BBB	USD	1,650	264,186	250,432	13,754
General Motors Co	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	BBB	USD	2,080	333,034	323,121	9,913
General Motors Co	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	BBB	USD	2,080	333,034	335,778	(2,744)
General Motors Co	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	BBB	USD	3,301	528,531	503,749	24,782
General Motors Co	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	BBB	USD	1,650	264,133	254,379	9,754
General Motors Co	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	BBB	USD	2,080	333,034	335,778	(2,744)
21st Century Fox America, Inc	1.00	Quarterly	BNP Paribas SA	06/20/24	A	USD	3,302	117,499	115,489	2,010
Anadarko Petroleum Corp	1.00	Quarterly	BNP Paribas SA	06/20/24	BBB	USD	10,000	(64,666)	(163,289)	98,623
Verizon Communications, Inc	1.00	Quarterly	Goldman Sachs Bank USA	06/20/24	BBB+	USD	10,000	181,069	183,160	(2,091)

								$3,829,243	$3,513,800	$315,443

(a)	Using S&P of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
3 month LIBOR	London Interbank Offered Rate	2.60%
6 month EURIBOR	Euro Interbank Offered Rate	(0.23)

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$2,889,029	$(717,025)	$2,982,581	$(1,944,376)
OTC Swaps	4,149,056	(403,210)	323,350	(398,222)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

82	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Low Duration Bond Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$9,499,280	$—	$9,499,280
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	1,878,540	—	—	1,878,540
Swaps — centrally cleared
Net unrealized appreciation(a)	—	2,156,061	—	—	826,520	—	2,982,581
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	4,472,406	—	—	—	—	4,472,406

	$—	$6,628,467	$—	$1,878,540	$10,325,800	$—	$18,832,807

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$6,572,937	$—	$6,572,937
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	11,793	—	—	11,793
Swaps — centrally cleared
Net unrealized depreciation(a)	—	74,525	—	—	1,869,851	—	1,944,376
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	801,432	—	—	—	—	801,432

	$—	$875,957	$—	$11,793	$8,442,788	$—	$9,330,538

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six month ended March 31, 2019, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(4,680,942)	$—	$(4,680,942)
Forward foreign currency exchange contracts	—	—	—	1,796,809	—	—	1,796,809
Options purchased(a)	—	(91,875)	—	—	(5,355,047)	—	(5,446,922)
Options written	—	(49,125)	—	—	(2,020,354)	—	(2,069,479)
Swaps	—	(548,231)	—	—	4,145,409	—	3,597,178

	$—	$(689,231)	$—	$1,796,809	$(7,910,934)	$—	$(6,803,356)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$2,565,530	$—	$2,565,530
Forward foreign currency exchange contracts	—	—	—	1,439,197	—	—	1,439,197
Options purchased(b)	—	—	—	—	683,211	—	683,211
Options written	—	—	—	—	(6,688,092)	—	(6,688,092)
Swaps	—	1,844,463	—	—	4,699,357	—	6,543,820

	$—	$1,844,463	$—	$1,439,197	$1,260,006	$—	$4,543,666

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Low Duration Bond Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,868,983,906
Average notional value of contracts — short	878,943,692
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	201,142,191
Average amounts sold — in USD	15,278,264
Options:
Average notional value of swaption contracts purchased	1,356,484,500
Average notional value of swaption contracts written	3,137,870,000
Credit default swaps:
Average notional value — buy protection	50,127,526
Average notional value — sell protection	166,103,103
Interest rate swaps:
Average notional value — pays fixed rate	734,714,000
Average notional value — receives fixed rate	457,194,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$2,028,383	$2,775,041
Forward foreign currency exchange contracts	1,878,540	11,793
Swaps — Centrally cleared	530,294	—
Swaps — OTC(a)	4,472,406	801,432

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$8,909,623	$3,588,266
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,558,677)	(2,775,041)

Total derivative assets and liabilities subject to an MNA	$6,350,946	$813,225

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)(e)
Bank of America NA	$30,414	$(30,414)	$—	$—	$—
Barclays Bank plc	129,295	—	—	—	129,295
BNP Paribas SA	615,978	(454,686)	—	—	161,292
Goldman Sachs Bank USA	183,160	(115,300)	—	—	67,860
Goldman Sachs International	179,748	(59,046)	—	—	120,702
HSBC Bank plc	223,212	—	—	—	223,212
JPMorgan Chase Bank NA	3,463,106	(140,796)	—	(3,272,655)	49,655
Nomura International plc	1,491,086	—	—	—	1,491,086
State Street Bank and Trust Co.	11,806	(2,518)	—	—	9,288
Toronto Dominion Bank	16,707	(2,555)	—	—	14,152
UBS AG	6,434	(6,434)	—	—	—

	$6,350,946	$(811,749)	$—	$(3,272,655)	$2,266,542

84	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Low Duration Bond Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (c)	Net Amount of Derivative Liabilities (d)(e)
Bank of America NA	$31,604	$(30,414)	$—	$(1,190)	$—
BNP Paribas SA	454,686	(454,686)	—	—	—
Goldman Sachs Bank USA	115,300	(115,300)	—	—	—
Goldman Sachs International	59,046	(59,046)	—	—	—
JPMorgan Chase Bank NA	140,796	(140,796)	—	—	—
State Street Bank and Trust Co.	2,518	(2,518)	—	—	—
Toronto Dominion Bank	2,555	(2,555)	—	—	—
UBS AG	6,720	(6,434)	—	—	286

	$813,225	$(811,749)	$—	$(1,190)	$286

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.
(e)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$1,841,145,402	$9,036,570	$1,850,181,972
Corporate Bonds(a)	—	2,203,013,650	—	2,203,013,650
Foreign Agency Obligations	—	6,272,662	—	6,272,662
Foreign Government Obligations	—	95,028,969	—	95,028,969
Investment Companies	159,763,200	—	—	159,763,200
Municipal Bonds	—	22,042,511	—	22,042,511
Non-Agency Mortgage-Backed Securities	—	932,408,759	—	932,408,759
U.S. Government Sponsored Agency Securities	—	557,052,944	—	557,052,944
U.S. Treasury Obligations	—	746,440,981	—	746,440,981
Short-Term Securities:
Money Market Funds	19,244,869	—	—	19,244,869
Repurchase Agreements	—	80,000,000	—	80,000,000
Liabilities:
TBA Sale Commitments	—	(32,724,195)	—	(32,724,195)

	$179,008,069	$6,450,681,683	$9,036,570	$6,638,726,322

Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$2,479,411	$—	$2,479,411
Foreign currency exchange contracts	—	1,878,540	—	1,878,540
Interest rate contracts	9,499,280	826,520	—	10,325,800
Liabilities:
Credit contracts	—	(472,747)	—	(472,747)
Foreign currency exchange contracts	—	(11,793)	—	(11,793)
Interest rate contracts	(6,572,937)	(1,869,851)	—	(8,442,788)

	$2,926,343	$2,830,080	$—	$5,756,423

a)	See above Schedule of Investments for values in each industry.
b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended March 31, 2019 there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	85

Statements of Assets and Liabilities  (unaudited)

March 31, 2019

	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio (a)	BlackRock Low Duration Bond Portfolio

ASSETS
Investments at value — unaffiliated(b)(c)	$3,685,754,000	$16,214,183,011	$6,426,925,404
Investments at value — affiliated(d)	50,781,147	410,948,239	164,525,113
Cash	70,325	4,480,206	870,785
Cash pledged:
Collateral — OTC derivatives	650,000	4,390,000	380,000
Futures contracts	3,090,520	6,160,950	5,683,000
Centrally cleared swaps	2,108,778	—	4,741,750
Foreign currency at value(e)	5,149,596	49,299,481	8,009,760
Repurchase agreements at value(f)	—	—	80,000,000
Receivables:
Investments sold	169,806,535	237,186,426	5,714,479
Securities lending income — affiliated	—	43,270	—
Swaps	93,324	84,332	—
TBA sale commitments	458,856,745	—	32,461,228
Capital shares sold	4,568,174	76,893,433	20,675,782
Dividends — affiliated	25,394	418,546	45,576
Dividends — unaffiliated	2,056	573,668	219,518
Interest — unaffiliated	22,985,394	233,879,689	31,536,377
From the Manager	106,004	4,082	179,805
Variation margin on futures contracts	610,866	15,985	2,028,383
Variation margin on centrally cleared swaps	—	—	530,294
Swap premiums paid	393,405	725,244	4,149,056
Unrealized appreciation on:
Forward foreign currency exchange contracts	4,013,319	12,292,314	1,878,540
OTC swaps	726,169	7,868,952	323,350
Prepaid expenses	120,396	539,351	323,339
Other assets	—	58,888	—

Total assets	4,409,912,147	17,260,046,067	6,791,201,539

86	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited) (continued)

March 31, 2019

	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio (a)	BlackRock Low Duration Bond Portfolio

LIABILITIES
Cash received:
Collateral — OTC derivatives	$4,410,000	$780,000	$3,272,655
Collateral — TBA commitments	1,439,000	—	1,380,000
Cash collateral on securities loaned at value	—	12,146,624	—
TBA sale commitments at value(g)	460,322,040	—	32,724,195
Reverse repurchase agreements at value	191,819,866	94,256,957	—
Payables:
Investments purchased	688,422,636	685,307,204	297,704,758
Swaps	—	—	296,621
Administration fees	59,362	708,659	197,228
Board realignment and consolidation	151,777	964,424	—
Capital shares redeemed	4,926,481	96,834,258	22,569,699
Custodian fees	82,489	167,799	82,261
Income dividend distributions	1,697,426	11,267,911	2,317,729
Investment advisory fees	805,432	5,612,426	1,517,190
Trustees’ and Officer’s fees	9,592	50,407	15,001
Other affiliates	3,533	117,106	—
Professional fees	148,896	273,731	104,593
Service and distribution fees	148,365	648,217	430,479
Transfer agent fees	885,484	4,861,694	1,197,837
Other accrued expenses	399,617	1,326,401	400,354
Variation margin on futures contracts	866,433	865,269	2,775,041
Variation margin on centrally cleared swaps	731,735	—	—
Swap premiums received	549,520	5,615,489	403,210
Unrealized depreciation on:
Forward foreign currency exchange contracts	2,212,175	408,048	11,793
OTC swaps	570,769	1,611,842	398,222
Unfunded floating rate loan interests	—	12,701	—

Total liabilities	1,360,662,628	923,837,167	367,798,866

NET ASSETS	$3,049,249,519	$16,336,208,900	$6,423,402,673

NET ASSETS CONSIST OF
Paid-in capital	$3,093,245,659	$17,201,829,829	$6,517,028,075
Accumulated loss	(43,996,140)	(865,620,929)	(93,625,402)

NET ASSETS	$3,049,249,519	$16,336,208,900	$6,423,402,673

(a) Consolidated Statement of Assets and Liabilities.
(b) Investments at cost — unaffiliated	$3,647,575,176	$16,250,661,279	$6,418,720,970
(c) Securities loaned at value	$—	$31	$—
(d) Investments at cost — affiliated	$50,781,147	$410,945,805	$164,202,174
(e) Foreign currency at cost	$5,201,729	$49,634,847	$8,071,461
(f) Repurchase agreements at cost — unaffiliated	$—	$—	$80,000,000
(g) Proceeds from TBA sale commitments	$458,856,745	$—	$32,461,228
See notes to financial statements.

FINANCIAL STATEMENTS	87

Statements of Assets and Liabilities  (unaudited) (continued)

March 31, 2019

	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio (a)	BlackRock Low Duration Bond Portfolio

NET ASSET VALUE

Institutional
Net assets	$1,786,942,363	$10,352,373,730	$4,530,763,877

Share outstanding(b)	187,440,482	1,371,797,608	474,577,833

Net asset value	$9.53	$7.55	$9.55

Service
Net assets	$38,518,035	$202,926,615	$34,295,349

Share outstanding(b)	4,039,231	26,880,931	3,593,968

Net asset value	$9.54	$7.55	$9.54

Investor A
Net assets	$440,246,184	$1,293,485,884	$1,294,263,005

Share outstanding(b)	46,112,756	171,450,713	135,610,238

Net asset value	$9.55	$7.54	$9.54

Investor A1
Net assets	$—	$—	$9,312,821

Share outstanding(b)	—	—	974,993

Net asset value	$—	$—	$9.55

Investor C
Net assets	$51,833,391	$279,924,114	$165,197,569

Share outstanding(b)	5,452,079	37,050,103	17,317,522

Net asset value	$9.51	$7.56	$9.54

Investor C1
Net assets	$—	$1,546,529	$—

Share outstanding(b)	—	204,578	—

Net asset value	$—	$7.56	$—

Investor C2
Net assets	$—	$—	$117,550

Share outstanding(b)	—	—	12,319

Net asset value	$—	$—	$9.54

Investor C3
Net assets	$—	$—	$647,060

Share outstanding(b)	—	—	67,837

Net asset value	$—	$—	$9.54

Class K
Net assets	$728,914,695	$4,081,537,838	$384,717,014

Share outstanding(b)	76,230,673	540,474,766	40,332,049

Net asset value	$9.56	$7.55	$9.54

Class R
Net assets	$2,794,851	$124,414,190	$4,088,428

Share outstanding(b)	292,611	16,488,420	428,518

Net asset value	$9.55	$7.55	$9.54

(a)	Consolidated Statement of Assets and Liabilities
(b)	Unlimited number of shares authorized, $0.001 par value

See notes to financial statements.

88	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

March 31, 2019

	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio (a)		BlackRock Low Duration Bond Portfolio

INVESTMENT INCOME
Dividends — affiliated	$115,447	$6,601,279		$1,888,315
Dividends — unaffiliated	2,382	5,790,733		5,400
Interest — affiliated	—	—		1,017
Interest — unaffiliated	53,787,739	478,489,166		92,121,243
Securities lending income — affiliated — net	—	281,629		—
Foreign taxes withheld	(50,787)	(5,646)		—

Total investment income	53,854,781	491,157,161		94,015,975

EXPENSES
Investment advisory	5,052,215	30,757,743		8,873,556
Transfer agent — class specific	1,191,856	6,996,448		3,007,729
Service and distribution — class specific	871,109	3,552,672		2,528,389
Administration	563,622	2,496,912		1,101,583
Administration — class specific	297,113	1,494,134		620,314
Registration	131,924	546,821		242,368
Accounting services	114,863	439,533		180,148
Board realignment and consolidation	95,572	499,201		235,491
Professional	76,716	213,937		81,482
Custodian	54,656	114,059		51,255
Trustees and Officer	24,495	102,477		42,467
Printing	24,341	111,190		47,711
Recoupment of past waived and/or reimbursed fees — class specific	—	6,708		—
Miscellaneous	78,512	144,181		81,577

Total expenses excluding interest expense	8,576,994	47,476,016		17,094,070
Interest expense	2,279,725	113,184		94

Total expenses	10,856,719	47,589,200		17,094,164
Less:
Transfer agent fees waived and/or reimbursed — class specific	(629,813)	(67,555)		(1,250,373)
Fees waived and/or reimbursed by the Manager	(474,057)	(262,220)		(384,903)
Administration fees waived — class specific	(297,105)	(124,301)		(603,875)

Total expenses after fees waived and/or reimbursed	9,455,744	47,135,124		14,855,013

Net investment income	44,399,037	444,022,037		79,160,962

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	—	3,450,392		337,126
Investments — unaffiliated	(1,997,951)	(238,080,376)		(16,454,370)
Forward foreign currency exchange contracts	(1,449,165)	27,639,614		1,796,809
Foreign currency transactions	1,133,357	(531,095)		217,017
Futures contracts	(4,279,975)	7,071,253		(4,680,942)
Options written	951,690	8,272,050		(2,069,479)
In-kind redemptions	—	(6,621,345	)(b)	—
Swaps	1,816,919	(11,806,100)		3,597,178

	(3,825,125)	(210,605,607)		(17,256,661)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	—	(334)		324,937
Investments — unaffiliated	87,924,280	(16,036,661)		68,870,718
Forward foreign currency exchange contracts	(1,535,553)	8,780,938		1,439,197
Foreign currency translations	(100,031)	(800,500)		(7,035)
Futures contracts	9,258,741	(2,694,776)		2,565,530
Options written	(57,715)	—		(6,688,092)
Short sales — unaffiliated	—	(12,137)		—
Swaps	(766,613)	(2,803,805)		6,543,820
Unfunded floating rate loan interests	—	(20,332)		—

	94,723,109	(13,587,607)		73,049,075

Net realized and unrealized gain (loss)	90,897,984	(224,193,214)		55,792,414

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$135,297,021	$219,828,823		$134,953,376

(a)	Consolidated Statement of Operations.
(b)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

FINANCIAL STATEMENTS	89

Statements of Changes in Net Assets

	BlackRock Core Bond Portfolio
	Six Months Ended 03/31/19 (unaudited)	Year Ended 09/30/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$44,399,037	$79,371,813
Net realized loss	(3,825,125)	(43,337,388)
Net change in unrealized appreciation (depreciation)	94,723,109	(84,829,163)

Net increase (decrease) in net assets resulting from operations	135,297,021	(48,794,738)

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(26,837,860)	(49,176,129)
Service	(614,402)	(1,313,225)
Investor A	(6,124,928)	(11,068,762)
Investor C	(575,639)	(1,076,563)
Class K	(11,233,546)	(20,266,346)
Class R	(36,037)	(69,177)

Decrease in net assets resulting from distributions to shareholders	(45,422,412)	(82,970,202)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(45,842,854)	3,157,226

NET ASSETS(b)
Total increase (decrease) in net assets	44,031,755	(128,607,714)
Beginning of period	3,005,217,764	3,133,825,478

End of period	$3,049,249,519	$3,005,217,764

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and distributions in excess of net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 13 for this prior year information.

See notes to financial statements.

90	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BlackRock High Yield Bond Portfolio(a)		BlackRock Low Duration Bond Portfolio
	Six Months Ended 03/31/19 (unaudited)	Year Ended 09/30/18	Six Months Ended 03/31/19 (unaudited)	Year Ended 09/30/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$444,022,037	$872,463,488	$79,160,962	$116,564,645
Net realized gain (loss)	(210,605,607)	114,756,370	(17,256,661)	(27,184,611)
Net change in unrealized appreciation (depreciation)	(13,587,607)	(452,252,714)	73,049,075	(55,762,909)

Net increase in net assets resulting from operations	219,828,823	534,967,144	134,953,376	33,617,125

DISTRIBUTIONS TO SHAREHOLDERS(b)(c)
From net investment income:
Institutional	(290,147,150)	(531,199,992)	(60,767,387)	(81,907,734)
Service	(5,225,826)	(11,541,240)	(389,510)	(610,577)
Investor A	(38,128,684)	(78,539,545)	(16,448,650)	(24,927,180)
Investor A1	—	—	(124,516)	(203,510)
Investor B	—	(2,353)	—	—
Investor B1	—	(3,549)	—	—
Investor C	(7,713,047)	(17,220,416)	(1,509,665)	(2,339,410)
Investor C1	(85,722)	(533,144)	—	—
Investor C2	—	—	(2,511)	(12,375)
Investor C3	—	—	(8,083)	(23,728)
Class K	(127,811,135)	(270,216,627)	(4,547,069)	(4,580,840)
Class R	(3,537,746)	(6,686,249)	(46,104)	(78,663)
From return of capital:
Institutional	—	—	—	(7,528,485)
Service	—	—	—	(64,339)
Investor A	—	—	—	(2,610,782)
Investor A1	—	—	—	(19,768)
Investor C	—	—	—	(406,288)
Investor C2	—	—	—	(1,416)
Investor C3	—	—	—	(3,788)
Class K	—	—	—	(410,717)
Class R	—	—	—	(9,502)

Decrease in net assets resulting from distributions to shareholders	(472,649,310)	(915,943,115)	(83,843,495)	(125,739,102)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	626,217,644	(1,215,307,142)	354,133,990	1,243,421,397

NET ASSETS(c)
Total increase (decrease) in net assets	373,397,157	(1,596,283,113)	405,243,871	1,151,299,420
Beginning of period	15,962,811,743	17,559,094,856	6,018,158,802	4,866,859,382

End of period	$16,336,208,900	$15,962,811,743	$6,423,402,673	$6,018,158,802

(a)	Consolidated Statements of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Prior year distribution character information and undistributed (distributed in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 13 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	91

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Core Bond Portfolio

	Institutional
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$9.25		$9.65	$9.86	$9.65	$9.63	$9.45

Net investment income(a)	0.14		0.25	0.23	0.21	0.21	0.27
Net realized and unrealized gain (loss)	0.28		(0.39)	(0.19)	0.24	0.05	0.20

Net increase (decrease) from investment operations	0.42		(0.14)	0.04	0.45	0.26	0.47

Distributions from net investment income(b)	(0.14)		(0.26)	(0.25)	(0.24)	(0.24)	(0.29)

Net asset value, end of period	$9.53		$9.25	$9.65	$9.86	$9.65	$9.63

Total Return(c)
Based on net asset value	4.63	%(d)	(1.50)%	0.46%	4.78%	2.66%	5.05%

Ratios to Average Net Assets
Total expenses(e)	0.67	%(f)	0.62%	0.66%	0.62%	0.60%	0.75%

Total expenses after fees waived and/or reimbursed	0.59	%(f)	0.54%	0.52%	0.50%	0.46%	0.57%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	0.44	%(f)	0.44%	0.43%	0.45%	0.46%	0.56%

Net investment income	3.03	%(f)	2.61%	2.36%	2.16%	2.15%	2.78%

Supplemental Data
Net assets, end of period (000)	$1,786,942		$1,762,677	$1,778,980	$1,853,077	$1,774,919	$1,361,482

Portfolio turnover rate(g)	305%		658%	712%	594%	863%	702%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Expense ratios	N/A	N/A	N/A	N/A	0.60%	0.74%

(f)	Annualized.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	194%	455%	493%	422%	616%	493%

See notes to financial statements.

92	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Core Bond Portfolio (continued)

	Service
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$9.25		$9.65	$9.86	$9.66	$9.63	$9.45

Net investment income(a)	0.13		0.22	0.20	0.18	0.18	0.24
Net realized and unrealized gain (loss)	0.29		(0.39)	(0.18)	0.23	0.05	0.21

Net increase (decrease) from investment operations	0.42		(0.17)	0.02	0.41	0.23	0.45

Distributions from net investment income(b)	(0.13)		(0.23)	(0.23)	(0.21)	(0.20)	(0.27)

Net asset value, end of period	$9.54		$9.25	$9.65	$9.86	$9.66	$9.63

Total Return(c)
Based on net asset value	4.61	%(d)	(1.74)%	0.20%	4.32%	2.44%	4.78%

Ratios to Average Net Assets
Total expenses(e)	1.03	%(f)	0.98%	0.92%	0.87%	0.90%	0.95%

Total expenses after fees waived and/or reimbursed	0.84	%(f)	0.79%	0.78%	0.84%	0.80%	0.83%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	0.69	%(f)	0.69%	0.68%	0.79%	0.80%	0.82%

Net investment income	2.78	%(f)	2.36%	2.11%	1.81%	1.86%	2.54%

Supplemental Data
Net assets, end of period (000)	$38,518		$49,375	$55,196	$55,154	$46,481	$191,106

Portfolio turnover rate(g)	305%		658%	712%	594%	863%	702%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Expense ratios	N/A	N/A	0.92%	0.80%	N/A	N/A

(f)	Annualized.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	194%	455%	493%	422%	616%	493%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	93

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Core Bond Portfolio (continued)

	Investor A
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$9.26		$9.66	$9.87	$9.67	$9.64	$9.46

Net investment income(a)	0.13		0.22	0.20	0.18	0.18	0.24
Net realized and unrealized gain (loss)	0.29		(0.39)	(0.18)	0.23	0.05	0.20

Net increase (decrease) from investment operations	0.42		(0.17)	0.02	0.41	0.23	0.44

Distributions from net investment income(b)	(0.13)		(0.23)	(0.23)	(0.21)	(0.20)	(0.26)

Net asset value, end of period	$9.55		$9.26	$9.66	$9.87	$9.67	$9.64

Total Return(c)
Based on net asset value	4.60	%(d)	(1.74)%	0.21%	4.32%	2.42%	4.72%

Ratios to Average Net Assets
Total expenses(e)	1.01	%(f)	0.97%	0.96%	0.91%	0.89%	1.02%

Total expenses after fees waived and/or reimbursed	0.84	%(f)	0.79%	0.78%	0.84%	0.80%	0.90%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	0.69	%(f)	0.69%	0.68%	0.79%	0.80%	0.89%

Net investment income	2.78	%(f)	2.36%	2.11%	1.81%	1.82%	2.47%

Supplemental Data
Net assets, end of period (000)	$440,246		$427,610	$470,559	$503,640	$474,202	$507,915

Portfolio turnover rate(g)	305%		658%	712%	594%	863%	702%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Expense ratios	N/A	N/A	N/A	N/A	0.89%	1.01%

(f)	Annualized.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	194%	455%	493%	422%	616%	493%

See notes to financial statements.

94	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Core Bond Portfolio (continued)

	Investor C
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$9.22		$9.62	$9.83	$9.63	$9.60	$9.42

Net investment income(a)	0.09		0.15	0.13	0.10	0.10	0.17
Net realized and unrealized gain (loss)	0.30		(0.39)	(0.19)	0.24	0.06	0.20

Net increase (decrease) from investment operations	0.39		(0.24)	(0.06)	0.34	0.16	0.37

Distributions from net investment income(b)	(0.10)		(0.16)	(0.15)	(0.14)	(0.13)	(0.19)

Net asset value, end of period	$9.51		$9.22	$9.62	$9.83	$9.63	$9.60

Total Return(c)
Based on net asset value	4.23	%(d)	(2.49)%	(0.55)%	3.55%	1.66%	3.96%

Ratios to Average Net Assets
Total expenses(e)	1.73	%(f)	1.68%	1.68%	1.63%	1.62%	1.74%

Total expenses after fees waived and/or reimbursed	1.59	%(f)	1.54%	1.52%	1.59%	1.55%	1.63%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	1.44	%(f)	1.44%	1.44%	1.54%	1.55%	1.62%

Net investment income	2.03	%(f)	1.63%	1.35%	1.06%	1.07%	1.75%

Supplemental Data
Net assets, end of period (000)	$51,833		$61,437	$71,628	$110,227	$109,272	$119,113

Portfolio turnover rate(g)	305%		658%	712%	594%	863%	702%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Expense ratios	N/A	N/A	1.68%	N/A	1.61%	1.74%

(f)	Annualized.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	194%	455%	493%	422%	616%	493%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	95

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Core Bond Portfolio (continued)

	Class K
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017	2016	2015		2014

Net asset value, beginning of period	$9.28		$9.68	$9.89	$9.68	$9.65		$9.47

Net investment income(a)	0.14		0.25	0.23	0.21	0.22		0.28
Net realized and unrealized gain (loss)	0.29		(0.39)	(0.18)	0.25	0.05		0.20

Net increase (decrease) from investment operations	0.43		(0.14)	0.05	0.46	0.27		0.48

Distributions from net investment income(b)	(0.15)		(0.26)	(0.26)	(0.25)	(0.24)		(0.30)

Net asset value, end of period	$9.56		$9.28	$9.68	$9.89	$9.68		$9.65

Total Return(c)
Based on net asset value	4.64	%(d)	(1.44)%	0.52%	4.83%	2.83%		5.16%

Ratios to Average Net Assets
Total expenses	0.59	%(e)	0.54%	0.54%	0.49%	0.47	%(f)	0.60%

Total expenses after fees waived and/or reimbursed	0.54	%(e)	0.49%	0.48%	0.45%	0.41%		0.46%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	0.39	%(e)	0.39%	0.38%	0.40%	0.40%		0.45%

Net investment income	3.09	%(e)	2.66%	2.41%	2.20%	2.21%		2.91%

Supplemental Data
Net assets, end of period (000)	$728,915		$701,197	$753,563	$701,478	$728,521		$633,007

Portfolio turnover rate(g)	305%		658%	712%	594%	863%		702%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	194%	455%	493%	422%	616%	493%

See notes to financial statements.

96	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Core Bond Portfolio (continued)

	Class R
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$9.27		$9.67	$9.88	$9.67	$9.64	$9.46

Net investment income(a)	0.12		0.20	0.18	0.15	0.15	0.21
Net realized and unrealized gain (loss)	0.28		(0.39)	(0.19)	0.25	0.06	0.20

Net increase (decrease) from investment operations	0.40		(0.19)	(0.01)	0.40	0.21	0.41

Distributions from net investment income(b)	(0.12)		(0.21)	(0.20)	(0.19)	(0.18)	(0.23)

Net asset value, end of period	$9.55		$9.27	$9.67	$9.88	$9.67	$9.64

Total Return(c)
Based on net asset value	4.36	%(d)	(1.98)%	(0.04)%	4.16%	2.17%	4.42%

Ratios to Average Net Assets
Total expenses(e)	1.30	%(f)	1.25%	1.24%	1.21%	1.17%	1.32%

Total expenses after fees waived and/or reimbursed	1.09	%(f)	1.04%	1.03%	1.09%	1.05%	1.18%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	0.94	%(f)	0.94%	0.93%	1.04%	1.05%	1.17%

Net investment income	2.53	%(f)	2.13%	1.86%	1.56%	1.57%	2.20%

Supplemental Data
Net assets, end of period (000)	$2,795		$2,921	$3,900	$3,761	$3,050	$2,550

Portfolio turnover rate(g)	305%		658%	712%	594%	863%	702%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Expense ratios	N/A	N/A	N/A	N/A	N/A	1.31%

(f)	Annualized.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	194%	455%	493%	422%	616%	493%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	97

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock High Yield Bond Portfolio

	Institutional
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017		2016		2015	2014

Net asset value, beginning of period	$7.67		$7.85	$7.61		$7.42		$8.20	$8.15

Net investment income(a)	0.22		0.42	0.43		0.41		0.40	0.46
Net realized and unrealized gain (loss)	(0.10)		(0.16)	0.28		0.24		(0.62)	0.17

Net increase (decrease) from investment operations	0.12		0.26	0.71		0.65		(0.22)	0.63

Distributions(b)
From net investment income	(0.24)		(0.44)	(0.47)		(0.46)		(0.44)	(0.46)
From net realized gain	—		—	—		—		(0.12)	(0.12)

Total distributions	(0.24)		(0.44)	(0.47)		(0.46)		(0.56)	(0.58)

Net asset value, end of period	$7.55		$7.67	$7.85		$7.61		$7.42	$8.20

Total Return(c)
Based on net asset value	1.63	%(d)	3.48%	9.64	%(e)	9.21%		(2.82)%	7.88%

Ratios to Average Net Assets(f)
Total expenses	0.60	%(g)	0.61%	0.62%		0.61	%(h)	0.59%	0.62	%(h)

Total expenses after fees waived and/or reimbursed	0.60	%(g)	0.61%	0.61%		0.61%		0.59%	0.62%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	0.60	%(g)	0.61%	0.59%		0.60%		0.58%	0.59%

Net investment income	5.97	%(g)	5.49%	5.61%		5.58%		5.08%	5.51%

Supplemental Data
Net assets, end of period (000)	$10,352,374		$9,680,691	$9,728,106		$9,031,925		$10,926,678	$7,898,330

Portfolio turnover rate	52%		90%	86%		90%		70%	87%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	N/A

(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

98	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Bond Portfolio (continued)

	Service
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017		2016	2015	2014

Net asset value, beginning of period	$7.67		$7.85	$7.62		$7.42	$8.20	$8.16

Net investment income(a)	0.21		0.40	0.41		0.39	0.38	0.43
Net realized and unrealized gain (loss)	(0.10)		(0.16)	0.27		0.25	(0.62)	0.16

Net increase (decrease) from investment operations	0.11		0.24	0.68		0.64	(0.24)	0.59

Distributions(b)
From net investment income	(0.23)		(0.42)	(0.45)		(0.44)	(0.42)	(0.43)
From net realized gain	—		—	—		—	(0.12)	(0.12)

Total distributions	(0.23)		(0.42)	(0.45)		(0.44)	(0.54)	(0.55)

Net asset value, end of period	$7.55		$7.67	$7.85		$7.62	$7.42	$8.20

Total Return(c)
Based on net asset value	1.48	%(d)	3.19%	9.15	%(e)	9.04%	(3.13)%	7.41%

Ratios to Average Net Assets(f)
Total expenses(g)	0.89	%(h)	0.90%	0.93%		0.90%	0.90%	0.94%

Total expenses after fees waived and/or reimbursed	0.89	%(h)	0.89%	0.93%		0.89%	0.90%	0.94%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	0.89	%(h)	0.89%	0.90%		0.89%	0.90%	0.91%

Net investment income	5.71	%(h)	5.20%	5.31%		5.32%	4.76%	5.20%

Supplemental Data
Net assets, end of period (000)	$202,927		$176,188	$231,741		$378,766	$303,043	$346,355

Portfolio turnover rate	52%		90%	86%		90%	70%	87%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	N/A

(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Expense ratios	N/A	0.90%	N/A	0.90%	N/A	0.93%

(h)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	99

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Bond Portfolio (continued)

	Investor A
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017		2016	2015	2014

Net asset value, beginning of period	$7.67		$7.85	$7.61		$7.42	$8.20	$8.15

Net investment income(a)	0.21		0.40	0.41		0.39	0.38	0.43
Net realized and unrealized gain (loss)	(0.12)		(0.16)	0.28		0.24	(0.62)	0.17

Net increase (decrease) from investment operations	0.09		0.24	0.69		0.63	(0.24)	0.60

Distributions(b)
From net investment income	(0.22)		(0.42)	(0.45)		(0.44)	(0.42)	(0.43)
From net realized gain	—		—	—		—	(0.12)	(0.12)

Total distributions	(0.22)		(0.42)	(0.45)		(0.44)	(0.54)	(0.55)

Net asset value, end of period	$7.54		$7.67	$7.85		$7.61	$7.42	$8.20

Total Return(c)
Based on net asset value	1.33	%(d)	3.15%	9.29	%(e)	8.86%	(3.11)%	7.53%

Ratios to Average Net Assets(f)
Total expenses(g)	0.96	%(h)	0.96%	0.98%		0.93%	0.93%	0.97%

Total expenses after fees waived and/or reimbursed	0.92	%(h)	0.93%	0.94%		0.93%	0.92%	0.95%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	0.92	%(h)	0.93%	0.91%		0.92%	0.92%	0.92%

Net investment income	5.66	%(h)	5.17%	5.29%		5.27%	4.75%	5.21%

Supplemental Data
Net assets, end of period (000)	$1,293,486		$1,326,541	$1,672,705		$3,733,406	$2,797,049	$3,120,217

Portfolio turnover rate	52%		90%	86%		90%	70%	87%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	N/A

(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Expense ratios	N/A	N/A	0.97%	0.90%	0.89%	0.97%

(h)	Annualized.

See notes to financial statements.

100	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Bond Portfolio (continued)

	Investor C
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017		2016	2015		2014

Net asset value, beginning of period	$7.68		$7.86	$7.62		$7.43	$8.21		$8.16

Net investment income(a)	0.18		0.35	0.35		0.33	0.32		0.37
Net realized and unrealized gain (loss)	(0.10)		(0.16)	0.28		0.24	(0.62)		0.17

Net increase (decrease) from investment operations	0.08		0.19	0.63		0.57	(0.30)		0.54

Distributions(b)
From net investment income	(0.20)		(0.37)	(0.39)		(0.38)	(0.36)		(0.37)
From net realized gain	—		—	—		—	(0.12)		(0.12)

Total distributions	(0.20)		(0.37)	(0.39)		(0.38)	(0.48)		(0.49)

Net asset value, end of period	$7.56		$7.68	$7.86		$7.62	$7.43		$8.21

Total Return(c)
Based on net asset value	1.10	%(d)	2.43%	8.48	%(e)	8.04%	(3.85)%		6.73%

Ratios to Average Net Assets(f)
Total expenses	1.65	%(g)	1.64%	1.69%		1.69%	1.67	%(h)	1.70	%(h)

Total expenses after fees waived and/or reimbursed	1.65	%(g)	1.63%	1.68%		1.69%	1.67%		1.70%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	1.65	%(g)	1.63%	1.66%		1.68%	1.66%		1.67%

Net investment income	4.94	%(g)	4.47%	4.55%		4.51%	4.00%		4.44%

Supplemental Data
Net assets, end of period (000)	$279,924		$329,005	$417,276		$539,243	$578,935		$624,573

Portfolio turnover rate	52%		90%	86%		90%	70%		87%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	N/A

(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	101

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Bond Portfolio (continued)

	Investor C1
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017		2016	2015	2014

Net asset value, beginning of period	$7.68		$7.86	$7.62		$7.43	$8.21	$8.17

Net investment income(a)	0.19		0.36	0.36		0.34	0.33	0.39
Net realized and unrealized gain (loss)	(0.11)		(0.16)	0.29		0.25	(0.62)	0.16

Net increase (decrease) from investment operations	0.08		0.20	0.65		0.59	(0.29)	0.55

Distributions(b)
From net investment income	(0.20)		(0.38)	(0.41)		(0.40)	(0.37)	(0.39)
From net realized gain	—		—	—		—	(0.12)	(0.12)

Total distributions	(0.20)		(0.38)	(0.41)		(0.40)	(0.49)	(0.51)

Net asset value, end of period	$7.56		$7.68	$7.86		$7.62	$7.43	$8.21

Total Return(c)
Based on net asset value	1.16	%(d)	2.65%	8.67	%(e)	8.23%	(3.68)%	6.78%

Ratios to Average Net Assets(f)
Total expenses	1.51	%(g)	1.43%	1.51%		1.51%	1.49%	1.52%

Total expenses after fees waived and/or reimbursed	1.49	%(g)	1.43%	1.51%		1.51%	1.49%	1.52%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	1.49	%(g)	1.43%	1.48%		1.50%	1.49%	1.50%

Net investment income	5.00	%(g)	4.69%	4.75%		4.69%	4.19%	4.63%

Supplemental Data
Net assets, end of period (000)	$1,546		$9,409	$12,353		$52,539	$61,492	$79,613

Portfolio turnover rate	52%		90%	86%		90%	70%	87%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	N/A

(g)	Annualized.

See notes to financial statements.

102	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Bond Portfolio (continued)

	Class K
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017		2016	2015	2014

Net asset value, beginning of period	$7.68		$7.85	$7.62		$7.42	$8.20	$8.16

Net investment income(a)	0.23		0.43	0.44		0.42	0.41	0.47
Net realized and unrealized gain (loss)	(0.12)		(0.15)	0.27		0.25	(0.62)	0.16

Net increase (decrease) from investment operations	0.11		0.28	0.71		0.67	(0.21)	0.63

Distributions(b)
From net investment income	(0.24)		(0.45)	(0.48)		(0.47)	(0.45)	(0.47)
From net realized gain	—		—	—		—	(0.12)	(0.12)

Total distributions	(0.24)		(0.45)	(0.48)		(0.47)	(0.57)	(0.59)

Net asset value, end of period	$7.55		$7.68	$7.85		$7.62	$7.42	$8.20

Total Return(c)
Based on net asset value	1.55	%(d)	3.73%	9.59	%(e)	9.44%	(2.76)%	7.82%

Ratios to Average Net Assets(f)
Total expenses(g)	0.50	%(h)	0.50%	0.53%		0.53%	0.53%	0.56%

Total expenses after fees waived and/or reimbursed	0.50	%(h)	0.50%	0.52%		0.53%	0.51%	0.55%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	0.50	%(h)	0.50%	0.50%		0.52%	0.51%	0.53%

Net investment income	6.07	%(h)	5.59%	5.70%		5.71%	5.17%	5.59%

Supplemental Data
Net assets, end of period (000)	$4,081,538		$4,312,394	$5,363,522		$5,028,654	$1,853,500	$1,352,840

Portfolio turnover rate	52%		90%	86%		90%	70%	87%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	N/A

(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Expense ratios	0.50%	0.50%	0.53%	0.53%	N/A	0.56%

(h)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	103

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Bond Portfolio (continued)

	Class R
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017		2016	2015	2014

Net asset value, beginning of period	$7.67		$7.85	$7.61		$7.42	$8.20	$8.15

Net investment income(a)	0.20		0.38	0.38		0.36	0.35	0.41
Net realized and unrealized gain (loss)	(0.11)		(0.16)	0.28		0.24	(0.62)	0.17

Net increase (decrease) from investment operations	0.09		0.22	0.66		0.60	(0.27)	0.58

Distributions(b)
From net investment income	(0.21)		(0.40)	(0.42)		(0.41)	(0.39)	(0.41)
From net realized gain	—		—	—		—	(0.12)	(0.12)

Total distributions	(0.21)		(0.40)	(0.42)		(0.41)	(0.51)	(0.53)

Net asset value, end of period	$7.55		$7.67	$7.85		$7.61	$7.42	$8.20

Total Return(c)
Based on net asset value	1.31	%(d)	2.83%	8.94	%(e)	8.51%	(3.43)%	7.19%

Ratios to Average Net Assets(f)
Total expenses(g)	1.24	%(h)	1.24%	1.26%		1.26%	1.23%	1.28%

Total expenses after fees waived and/or reimbursed	1.23	%(h)	1.24%	1.26%		1.26%	1.23%	1.27%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	1.23	%(h)	1.24%	1.23%		1.25%	1.22%	1.24%

Net investment income	5.35	%(h)	4.86%	4.96%		4.95%	4.46%	4.90%

Supplemental Data
Net assets, end of period (000)	$124,414		$128,584	$132,868		$113,010	$97,300	$72,267

Portfolio turnover rate	52%		90%	86%		90%	70%	87%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	N/A

(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Expense ratios	N/A	N/A	1.26%	1.26%	1.22%	N/A

(h)	Annualized.

See notes to financial statements.

104	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio

	Institutional
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018		2017		2016	2015		2014

Net asset value, beginning of period	$9.47		$9.63		$9.65		$9.68	$9.74		$9.71

Net investment income(a)	0.12		0.21		0.16		0.16	0.16		0.22
Net realized and unrealized gain (loss)	0.09		(0.14)		0.02		—	(0.04)		0.02

Net increase from investment operations	0.21		0.07		0.18		0.16	0.12		0.24

Distributions(b)
From net investment income	(0.13)		(0.21)		(0.20)		(0.19)	(0.18)		(0.21)
From return of capital	—		(0.02)		—		—	—		—

Total distributions	(0.13)		(0.23)		(0.20)		(0.19)	(0.18)		(0.21)

Net asset value, end of period	$9.55		$9.47		$9.63		$9.65	$9.68		$9.74

Total Return(c)
Based on net asset value	2.25	%(d)	0.69	%(e)	1.88%		1.63%	1.19%		2.52%

Ratios to Average Net Assets
Total expenses	0.45	%(f)(g)	0.52	%(h)	0.49	%(h)	0.50%	0.52	%(h)	0.66	%(h)

Total expenses after fees waived and/or reimbursed	0.40	%(f)(g)	0.48%		0.43%		0.47%	0.45%		0.46%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.40	%(f)(g)	0.40%		0.41%		0.45%	0.45%		0.45%

Net investment income	2.63	%(f)(g)	2.21%		1.69%		1.66%	1.61%		2.26%

Supplemental Data
Net assets, end of period (000)	$4,530,764		$4,274,410		$3,097,000		$3,020,681	$2,885,841		$1,134,331

Portfolio turnover rate(i)	80%		218%		292%		316%	289%		269%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	67%	169%	208%	246%	231%	194%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	105

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio (continued)

	Service
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018		2017	2016	2015	2014

Net asset value, beginning of period	$9.47		$9.63		$9.64	$9.67	$9.74	$9.71

Net investment income(a)	0.11		0.18		0.14	0.13	0.13	0.19
Net realized and unrealized gain (loss)	0.08		(0.14)		0.02	(0.01)	(0.05)	0.02

Net increase from investment operations	0.19		0.04		0.16	0.12	0.08	0.21

Distributions(b)
From net investment income	(0.12)		(0.18)		(0.17)	(0.15)	(0.15)	(0.18)
From return of capital	—		(0.02)		—	—	—	—

Total distributions	(0.12)		(0.20)		(0.17)	(0.15)	(0.15)	(0.18)

Net asset value, end of period	$9.54		$9.47		$9.63	$9.64	$9.67	$9.74

Total Return(c)
Based on net asset value	2.02	%(d)	0.43	%(e)	1.73%	1.29%	0.78%	2.16%

Ratios to Average Net Assets
Total expenses(f)	0.76	%(g)(h)	0.87%		0.81%	0.81%	0.88%	0.94%

Total expenses after fees waived and/or reimbursed	0.65	%(g)(h)	0.74%		0.68%	0.81%	0.77%	0.82%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.65	%(g)(h)	0.66%		0.67%	0.79%	0.77%	0.81%

Net investment income	2.38	%(g)(h)	1.93%		1.41%	1.32%	1.31%	1.92%

Supplemental Data
Net assets, end of period (000)	$34,295		$29,050		$37,710	$60,358	$56,550	$217,127

Portfolio turnover rate(i)	80%		218%		292%	316%	289%	269%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Expense ratios	N/A	N/A	0.81%	0.78%	0.88%	0.94%

(g)	Annualized.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	67%	169%	208%	246%	231%	194%

See notes to financial statements.

106	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio (continued)

	Investor A
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018		2017	2016	2015	2014

Net asset value, beginning of period	$9.47		$9.63		$9.64	$9.67	$9.74	$9.71

Net investment income(a)	0.11		0.18		0.14	0.13	0.12	0.19
Net realized and unrealized gain (loss)	0.08		(0.14)		0.02	(0.01)	(0.04)	0.02

Net increase from investment operations	0.19		0.04		0.16	0.12	0.08	0.21

Distributions(b)
From net investment income	(0.12)		(0.18)		(0.17)	(0.15)	(0.15)	(0.18)
From return of capital	—		(0.02)		—	—	—	—

Total distributions	(0.12)		(0.20)		(0.17)	(0.15)	(0.15)	(0.18)

Net asset value, end of period	$9.54		$9.47		$9.63	$9.64	$9.67	$9.74

Total Return(c)
Based on net asset value	2.02	%(d)	0.43	%(e)	1.73%	1.29%	0.75%	2.16%

Ratios to Average Net Assets
Total expenses(f)	0.78	%(g)(h)	0.88%		0.81%	0.83%	0.86%	0.96%

Total expenses after fees waived and/or reimbursed	0.65	%(g)(h)	0.74%		0.68%	0.81%	0.79%	0.81%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.65	%(g)(h)	0.66%		0.66%	0.79%	0.79%	0.80%

Net investment income	2.38	%(g)(h)	1.94%		1.47%	1.32%	1.29%	1.93%

Supplemental Data
Net assets, end of period (000)	$1,294,263		$1,267,494		$1,309,023	$875,788	$822,299	$1,472,352

Portfolio turnover rate(i)	80%		218%		292%	316%	289%	269%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Expense ratios	N/A	N/A	N/A	N/A	0.85%	0.96%

(g)	Annualized.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	67%	169%	208%	246%	231%	194%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	107

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio (continued)

	Investor A1
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018		2017	2016	2015	2014

Net asset value, beginning of period	$9.48		$9.64		$9.65	$9.68	$9.75	$9.72

Net investment income(a)	0.12		0.20		0.15	0.15	0.14	0.20
Net realized and unrealized gain (loss)	0.08		(0.14)		0.03	(0.01)	(0.05)	0.02

Net increase from investment operations	0.20		0.06		0.18	0.14	0.09	0.22

Distributions(b)
From net investment income	(0.13)		(0.20)		(0.19)	(0.17)	(0.16)	(0.19)
From return of capital	—		(0.02)		—	—	—	—

Total distributions	(0.13)		(0.22)		(0.19)	(0.17)	(0.16)	(0.19)

Net asset value, end of period	$9.55		$9.48		$9.64	$9.65	$9.68	$9.75

Total Return(c)
Based on net asset value	2.09	%(d)	0.59	%(e)	1.88%	1.48%	0.94%	2.33%

Ratios to Average Net Assets
Total expenses	0.60	%(f)(g)	0.70%		0.66%	0.68%	0.69%	0.81	%(h)

Total expenses after fees waived and/or reimbursed	0.50	%(f)(g)	0.59%		0.53%	0.62%	0.60%	0.65%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.50	%(f)(g)	0.51%		0.51%	0.60%	0.60%	0.64%

Net investment income	2.53	%(f)(g)	2.09%		1.59%	1.51%	1.47%	2.09%

Supplemental Data
Net assets, end of period (000)	$9,313		$9,492		$10,751	$11,892	$14,742	$18,617

Portfolio turnover rate(i)	80%		218%		292%	316%	289%	269%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	67%	169%	208%	246%	231%	194%

See notes to financial statements.

108	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio (continued)

	Investor C
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018		2017	2016	2015	2014

Net asset value, beginning of period	$9.46		$9.63		$9.64	$9.67	$9.73	$9.71

Net investment income(a)	0.08		0.11		0.06	0.06	0.05	0.12
Net realized and unrealized gain (loss)	0.08		(0.15)		0.03	(0.01)	(0.04)	0.01

Net increase (decrease) from investment operations	0.16		(0.04)		0.09	0.05	0.01	0.13

Distributions(b)
From net investment income	(0.08)		(0.11)		(0.10)	(0.08)	(0.07)	(0.11)
From return of capital	—		(0.02)		—	—	—	—

Total distributions	(0.08)		(0.13)		(0.10)	(0.08)	(0.07)	(0.11)

Net asset value, end of period	$9.54		$9.46		$9.63	$9.64	$9.67	$9.73

Total Return(c)
Based on net asset value	1.74	%(d)	(0.42	)%(e)	0.97%	0.55%	0.11%	1.31%

Ratios to Average Net Assets
Total expenses	1.52	%(f)(g)	1.62%		1.58%	1.59%	1.59%	1.71	%(h)

Total expenses after fees waived and/or reimbursed	1.40	%(f)(g)	1.49%		1.43%	1.55%	1.53%	1.54%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.40	%(f)(g)	1.41%		1.42%	1.53%	1.53%	1.53%

Net investment income	1.63	%(f)(g)	1.18%		0.67%	0.58%	0.54%	1.19%

Supplemental Data
Net assets, end of period (000)	$165,198		$172,631		$243,527	$372,307	$361,424	$331,179

Portfolio turnover rate(i)	80%		218%		292%	316%	289%	269%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	67%	169%	208%	246%	231%	194%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	109

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio (continued)

	Investor C2
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018		2017		2016	2015	2014

Net asset value, beginning of period	$9.47		$9.63		$9.64		$9.67	$9.74	$9.71

Net investment income(a)	0.10		0.17		0.11		0.11	0.11	0.17
Net realized and unrealized gain (loss)	0.08		(0.14)		0.04		—	(0.05)	0.02

Net increase from investment operations	0.18		0.03		0.15		0.11	0.06	0.19

Distributions(b)
From net investment income	(0.11)		(0.17)		(0.16)		(0.14)	(0.13)	(0.16)
From return of capital	—		(0.02)		—		—	—	—

Total distributions	(0.11)		(0.19)		(0.16)		(0.14)	(0.13)	(0.16)

Net asset value, end of period	$9.54		$9.47		$9.63		$9.64	$9.67	$9.74

Total Return(c)
Based on net asset value	1.94	%(d)	0.28	%(e)	1.57%		1.14%	0.60%	2.00%

Ratios to Average Net Assets
Total expenses	1.24	%(f)(g)	1.04%		0.97	%(h)	0.98%	0.99%	1.11	%(h)

Total expenses after fees waived and/or reimbursed	0.80	%(f)(g)	0.89%		0.83%		0.96%	0.94%	0.97%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.80	%(f)(g)	0.81%		0.82%		0.94%	0.94%	0.96%

Net investment income	2.18	%(f)(g)	1.78%		1.20%		1.17%	1.14%	1.77%

Supplemental Data
Net assets, end of period (000)	$118		$574		$852		$6,139	$6,938	$7,939

Portfolio turnover rate(i)	80%		218%		292%		316%	289%	269%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	67%	169%	208%	246%	231%	194%

See notes to financial statements.

110	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio (continued)

	Investor C3
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018		2017		2016	2015	2014

Net asset value, beginning of period	$9.46		$9.63		$9.64		$9.67	$9.73	$9.71

Net investment income(a)	0.08		0.12		0.06		0.06	0.06	0.12
Net realized and unrealized gain (loss)	0.09		(0.15)		0.04		(0.01)	(0.06)	0.01

Net increase (decrease) from investment operations	0.17		(0.03)		0.10		0.05	0.00	0.13

Distributions(b)
From net investment income	(0.09)		(0.12)		(0.11)		(0.08)	(0.06)	(0.11)
From return of capital	—		(0.02)		—		—	—	—

Total distributions	(0.09)		(0.14)		(0.11)		(0.08)	(0.06)	(0.11)

Net asset value, end of period	$9.54		$9.46		$9.63		$9.64	$9.67	$9.73

Total Return(c)
Based on net asset value	1.79	%(d)	(0.32	)%(e)	1.07%		0.57%	0.14%	1.30%

Ratios to Average Net Assets
Total expenses	1.62	%(f)(g)	1.67%		1.56	%(h)	1.57%	1.57%	1.69	%(h)

Total expenses after fees waived and/or reimbursed	1.30	%(f)(g)	1.39%		1.33%		1.52%	1.50%	1.56%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.30	%(f)(g)	1.31%		1.32%		1.50%	1.50%	1.55%

Net investment income	1.70	%(f)(g)	1.29%		0.69%		0.61%	0.57%	1.18%

Supplemental Data
Net assets, end of period (000)	$647		$1,675		$2,197		$18,350	$21,631	$26,209

Portfolio turnover rate(i)	80%		218%		292%		316%	289%	269%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	67%	169%	208%	246%	231%	194%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	111

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio (continued)

	Class K
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018		2017	2016	2015		2014

Net asset value, beginning of period	$9.46		$9.62		$9.64	$9.67	$9.73		$9.71

Net investment income(a)	0.13		0.22		0.15	0.16	0.16		0.23
Net realized and unrealized gain (loss)	0.08		(0.15)		0.03	—	(0.04)		0.01

Net increase from investment operations	0.21		0.07		0.18	0.16	0.12		0.24

Distributions(b)
From net investment income	(0.13)		(0.21)		(0.20)	(0.19)	(0.18)		(0.22)
From return of capital	—		(0.02)		—	—	—		—

Total distributions	(0.13)		(0.23)		(0.20)	(0.19)	(0.18)		(0.22)

Net asset value, end of period	$9.54		$9.46		$9.62	$9.64	$9.67		$9.73

Total Return(c)
Based on net asset value	2.27	%(d)	0.73	%(e)	1.93%	1.69%	1.24%		2.46%

Ratios to Average Net Assets
Total expenses	0.37	%(f)(g)	0.46%		0.43%	0.44%	0.44	%(h)	0.58	%(h)

Total expenses after fees waived and/or reimbursed	0.35	%(f)(g)	0.44%		0.37%	0.41%	0.40%		0.42%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.35	%(f)(g)	0.35%		0.36%	0.40%	0.40%		0.41%

Net investment income	2.67	%(f)(g)	2.27%		1.63%	1.71%	1.67%		2.30%

Supplemental Data
Net assets, end of period (000)	$384,717		$258,340		$161,006	$930,769	$927,190		$557,690

Portfolio turnover rate(i)	80%		218%		292%	316%	289%		269%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	67%	169%	208%	246%	231%	194%

See notes to financial statements.

112	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio (continued)

	Class R
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018		2017	2016	2015	2014

Net asset value, beginning of period	$9.47		$9.63		$9.64	$9.67	$9.74	$9.71

Net investment income(a)	0.10		0.16		0.11	0.10	0.10	0.15
Net realized and unrealized gain (loss)	0.08		(0.14)		0.03	—	(0.05)	0.02

Net increase from investment operations	0.18		0.02		0.14	0.10	0.05	0.17

Distributions(b)
From net investment income	(0.11)		(0.16)		(0.15)	(0.13)	(0.12)	(0.14)
From return of capital	—		(0.02)		—	—	—	—

Total distributions	(0.11)		(0.18)		(0.15)	(0.13)	(0.12)	(0.14)

Net asset value, end of period	$9.54		$9.47		$9.63	$9.64	$9.67	$9.74

Total Return(c)
Based on net asset value	1.89	%(d)	0.18	%(e)	1.47%	1.04%	0.48%	1.81%

Ratios to Average Net Assets
Total expenses	1.14	%(f)(g)	1.24%		1.25%	1.24%	1.16%	1.29	%(h)

Total expenses after fees waived and/or reimbursed	0.90	%(f)(g)	0.99%		0.93%	1.06%	1.05%	1.16%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.90	%(f)(g)	0.91%		0.92%	1.04%	1.05%	1.15%

Net investment income	2.13	%(f)(g)	1.69%		1.18%	1.07%	1.02%	1.57%

Supplemental Data
Net assets, end of period (000)	$4,088		$4,493		$4,794	$5,181	$4,247	$3,860

Portfolio turnover rate(i)	80%		218%		292%	316%	289%	269%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	67%	169%	208%	246%	231%	194%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	113

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Funds V (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Core Bond Portfolio	Core Bond	Diversified
BlackRock High Yield Bond Portfolio	High Yield Bond	Diversified
BlackRock Low Duration Bond Portfolio	Low Duration Bond	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor A1 Shares are subject to a maximum sales charge on purchases of 1.00%. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases for certain employer-sponsored retirement plans, which are currently the only investors who may invest in Investor A1 Shares. Investor C Shares may be subject to a CDSC. Investor C1, Investor C2 and Investor C3 Shares may be subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders. Class R Shares are sold without a sales charge and available only to certain employer-sponsored retirement plans. Service, Investor A, Investor A1, Investor C, Investor C1, Investor C2 and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C, Investor C1, Investor C2 and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Investor A1, C1, C2 and C3 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Effective November 8, 2018, the Funds adopted an automatic conversion feature whereby Investor C, C1, C2 and C3 Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C, C1, C2, C3 shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge		CDSC		Conversion Privilege
Institutional, Service, Class K and Class R Shares	No		No		None
Investor A Shares	Yes		No	(a)	None
Investor A1 Shares	No	(b)	No	(c)	None
Investor C Shares	No		Yes		To Investor A Shares after approximately 10 years
Investor C1, Investor C2 and Investor C3 Shares	No		No	(d)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)

Investor A1 Shares are subject to a maximum sales charge on purchases of 1.00%. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases for certain employer-sponsored retirement plans, which are currently the only investors who may invest in Investor A1 Shares.

(c)

Investor A1 Shares may be subject to CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

(d)

A CDSC of 1.00% is assessed on certain redemptions of Investor C1, C2 and C3 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Reorganization: The Board of Trustees of the Trust (the “Board”) approved an Agreement and Plan of Reorganization with respect to each of the following Target Funds (each, a “Target Fund”), pursuant to which each Target Fund reorganized into a newly created series (each, an “Acquiring Fund”) of BlackRock Funds V, a newly organized Massachusetts business trust. These reorganizations (the “Reorganizations”) closed on September 17, 2018 and were not subject to approval by shareholders of the Target Funds.

Target Fund	Target Fund’s Registrant	Acquiring Fund	Acquiring Fund’s Registrant
BlackRock Core Bond Portfolio	BlackRock Funds II	Core Bond	BlackRock Funds V
BlackRock High Yield Bond Portfolio	BlackRock Funds II	High Yield Bond	BlackRock Funds V
BlackRock Low Duration Bond Portfolio	BlackRock Funds II	Low Duration Bond	BlackRock Funds V

The Reorganizations were effected in connection with the reconfiguration of the boards of directors/trustees of certain BlackRock-advised funds.

Each Acquiring Fund has the same investment objective, strategies and policies, investment adviser, portfolio management team and service providers as the corresponding Target Fund. Each Target Fund is the performance and accounting survivor of its Reorganization, meaning that the corresponding Acquiring Fund assumed the performance and financial history of the Target Fund upon completion of the Reorganization. In addition, each Acquiring Fund is subject to the same contractual arrangements, including the same contractual fees and expenses, as those of the corresponding Target Fund as of the date of the Reorganization. The Reorganizations were tax-free, meaning that each Target Fund’s shareholders became shareholders of the corresponding Acquiring Fund without realizing any gain or loss for federal income tax purposes.

114	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

As a result, each Acquiring Fund acquired all of the assets and assumed all of the liabilities of the corresponding Target Fund in exchange for an equal aggregate value of newly-issued shares of its Acquiring Fund. Each shareholder of a Target Fund received shares of the corresponding Acquiring Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on September 14, 2018.

The Reorganizations were accomplished by a tax-free exchange of shares of each Acquiring Fund in the following amounts and at the following conversion ratio:

Target Fund	Shares Prior to Reorganization	Conversion Ratio	Shares Post- Reorganization
BlackRock Core Bond Portfolio	323,331,194	1	323,331,194
BlackRock High Yield Bond Portfolio	2,060,463,130	1	2,060,463,130
BlackRock Low Duration Bond Portfolio	631,561,905	1	631,561,905

For financial reporting purposes, assets received and shares issued by each Acquiring Fund were recorded at fair value. However, the cost basis of the investments received from each Target Fund were carried forward to align ongoing reporting of each Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Prior to the Reorganizations, the Acquiring Funds had not yet commenced operations and had no assets or liabilities. Each Target Fund’s net assets, fair value and cost of investments and derivative financial instruments prior to the Reorganizations were as follows:

Target Fund	Net Assets	Fair Value of Investments	Costs of Investments
BlackRock Core Bond Portfolio	$3,000,377,251	$3,055,989,536	$3,109,951,127
BlackRock High Yield Bond Portfolio	15,811,571,793	15,981,670,754	16,002,902,556
BlackRock Low Duration Bond Portfolio	5,980,671,533	6,102,036,533	6,160,645,901

Prior to the Reorganizations’ effective date, each Target Fund began to incur expenses in connection with the realignment and consolidation of the boards of directors/trustees of certain BlackRock-advised funds. These expenses and liabilities have been assumed by each respective Acquiring Fund. The Manager has voluntarily agreed to reimburse certain Acquiring Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

Basis of Consolidation: The accompanying consolidated financial statements of High Yield Bond include the accounts of BLK BR HY (Luxembourg) Investments, S.a.r.l. (the “Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of High Yield Bond which holds shares of a private Canadian company. Gains on the sale of such shares will generally not be subject to capital gains taxes in Canada. Income earned on the investment held by the Taxable Subsidiary may be taxable to such subsidiary in Luxembourg. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for High Yield Bond. The net assets of the Taxable Subsidiary as of period end were $2,156,372, which is 1.3% of High Yield Bond’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiary is subject to the same investment policies and restrictions that apply to High Yield Bond.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

NOTES TO FINANCIAL STATEMENTS	115

Notes to Financial Statements  (unaudited) (continued)

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-Kind Redemptions: High Yield Bond transferred securities and cash to shareholders in connection with an in-kind redemption transaction. For financial reporting purposes, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the redemption. For the six months ended March 31, 2019, High Yield Bond had in-kind redemptions of $128,056,817. For tax purposes, no gains or losses were recognized.

Net gains and losses resulting from such in-kind redemptions, which are included in the Statements of Operations were as follows:

Investments — unaffiliated	$(6,631,801)
Options written	10,456

Total	$(6,621,345)

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Funds have capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board effective January 1, 2019, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance to the Funds.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is continues to evaluate the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

116	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

High Yield Bond values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

NOTES TO FINANCIAL STATEMENTS	117

Notes to Financial Statements  (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market — corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of March 31, 2019, certain investments of the High Yield Bond were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the

118	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior

NOTES TO FINANCIAL STATEMENTS	119

Notes to Financial Statements  (unaudited) (continued)

to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, High Yield Bond had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Depreciation
Mavis Tire Express Services Corp., Delayed Draw 1st Lien Term Loan	$461,841	$461,841	$449,140	$(12,701)

Forward Commitments and When-Issued Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

120	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repurchase arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for a fund and its counterparties. Typically, a fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or a fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, a fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits a fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, a fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, a fund would recognize a liability with respect to such excess collateral. The liability reflects a fund’s obligation under bankruptcy law to return the excess to the counterparty.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended March 31, 2019, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
Core Bond	$180,968,976	2.44%
High Yield Bond	$15,628,736	0.42%

Reverse repurchase transactions are entered into by a fund under an MRA, which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

NOTES TO FINANCIAL STATEMENTS	121

Notes to Financial Statements  (unaudited) (continued)

As of period end, the following table is a summary of each Fund’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral (Received)/Pledged (a)	Net Amount
Core Bond
Barclays Capital, Inc.	$(49,605,740)	$49,592,754	$—	$(12,986)
BNP Paribas SA	(145,157)	145,157	—	—
Credit Suisse Securities USA LLC.	(929,074)	929,074	—	—
Deutsche Bank Securities, Inc.	(43,556,502)	43,518,356	—	(38,146)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	(97,583,393)	97,583,393	—	—

	$(191,819,866)	$191,768,734	$—	$(51,132)

(a)

Net collateral including accrued interest, with a value of $192,047,901 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral (Received)/Pledged (a)	Net Amount
High Yield Bond
Barclays Bank plc.	$(1,094,737)	$1,094,737	$—	$—
Barclays Capital, Inc.	(88,548,958)	88,548,958	—	—
Deutsche Bank Securities, Inc.	(4,613,262)	4,613,262	—	—

	$(94,256,957)	$94,256,957	$—	$—

(a)

Net collateral including accrued interest, with a value of $123,682,135 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as investment companies in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

High Yield Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Goldman Sachs	31	(31)	—

a)

Collateral with a value of $12,146,624 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

122	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain Funds purchase and write swaptions primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

NOTES TO FINANCIAL STATEMENTS	123

Notes to Financial Statements  (unaudited) (continued)

•

Foreign currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — Certain Funds may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Funds may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that /they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

124	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — Certain Funds enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Core Bond
Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.350%
$1 Billion — $2 Billion	0.340
$2 Billion — $3 Billion	0.330
Greater than $3 Billion	0.320

High Yield Bond
Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.500%
$1 Billion — $2 Billion	0.450
$2 Billion — $3 Billion	0.425
$3 Billion — $25 Billion	0.400
$25 Billion — $30 Billion	0.375
Greater than $30 Billion	0.350

NOTES TO FINANCIAL STATEMENTS	125

Notes to Financial Statements  (unaudited) (continued)

Low Duration Bond
Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.310%
$1 Billion — $3 Billion	0.290
$3 Billion — $5 Billion	0.280
$5 Billion — $10 Billion	0.270
Greater than $10 Billion	0.260

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, High Yield Bond pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor A1	Investor C	Investor C1	Investor C2	Investor C3	Class R
Service Fee	0.25%	0.25%	0.10%	0.25%	0.25%	0.10%	0.25%	0.25%
Distribution Fee	—	—	—	0.75	0.55	0.30	0.65	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended March 31, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor A1	Investor C	Investor C1	Investor C2	Investor C3	Class R	Total
Core Bond	$53,925	$536,538	$—	$273,724	$—	$—	$—	$6,922	$871,109
High Yield Bond	214,874	1,575,320	—	1,442,519	12,745	—	—	307,214	3,552,672
Low Duration Bond	38,434	1,623,873	4,645	846,901	—	435	3,974	10,127	2,528,389

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended March 31, 2019, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor A1	Investor C	Investor C1	Investor C2	Investor C3	Class K	Class R	Total
Core Bond	$172,898	$4,313	$42,920	$—	$5,474	$—	$—	$—	$71,231	$277	$297,113
High Yield Bond	914,273	17,188	126,015	—	28,848	319	—	—	395,203	12,288	1,494,134
Low Duration Bond	436,825	3,075	129,899	929	16,937	—	22	88	32,134	405	620,314

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2019, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent – class specific in the Statements of Operations:

	Institutional	Service	Investor A	Total
Core Bond	$208,411	$2,578	$3,201	$214,190
High Yield Bond	217,248	1,304	1,284	219,836
Low Duration Bond	108,203	525	117	108,845

126	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended March 31, 2019, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor A1	Investor C	Investor C1	Investor C2	Investor C3	Class K	Class R	Total
Core Bond	$1,958	$218	$4,823	$—	$711	$—	$—	$—	$857	$21	$8,588
High Yield Bond	15,036	359	26,584	—	3,214	122	—	—	3,444	1,004	49,763
Low Duration Bond	3,584	260	4,512	129	973	—	93	22	149	38	9,760

For the six months ended March 31, 2019, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor A1	Investor C	Investor C1	Investor C2	Investor C3	Class K	Class R	Total
Core Bond	$730,391	$40,593	$376,464	$—	$39,345	$—	$—	$—	$2,204	$2,859	$1,191,856
High Yield Bond	5,000,201	124,004	1,359,983	—	221,077	3,435	—	—	140,331	147,417	6,996,448
Low Duration Bond	1,776,220	22,068	1,062,621	6,072	131,188	—	513	1,567	1,895	5,585	3,007,729
Other Fees: For the six months ended March 31, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Core Bond	$9,835
High Yield Bond	30,402
Low Duration Bond	28,296

For the six months ended March 31, 2019, affiliates received CDSCs as follows:

	Investor A	Investor C
Core Bond	$173	$882
High Yield Bond	8,191	11,878
Low Duration Bond	13,889	3,878

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended March 31, 2019, the amounts waived were as follows:

Core Bond	$2,980
High Yield Bond	152,641
Low Duration Bond	23,651

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended March 31, 2019, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

High Yield Bond	$109,579
Low Duration Bond	125,761

The Funds have incurred expenses in connection with the realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse certain Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended March 31, 2019, the amount reimbursed for Low Duration Bond was $235,491.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Service	Investor A	Investor A1	Investor C	Investor C1	Investor C2	Investor C3	Class K	Class R
Core Bond	0.43%	0.68%	0.68%	N/A	1.43%	N/A	N/A	N/A	0.38%	0.93%
High Yield Bond	0.67	1.02	0.92	N/A	1.72	1.56%	N/A	N/A	0.58	1.28
Low Duration Bond	0.40	0.65	0.65	0.50%	1.40	N/A	0.80%	1.30%	0.35	0.90

NOTES TO FINANCIAL STATEMENTS	127

Notes to Financial Statements  (unaudited) (continued)

The Manager has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2020, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended March 31, 2019, the amounts waived and/or reimbursed by the Manager were as follows:

Core Bond	$471,077

These amounts waived and/or reimbursed are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended March 31, 2019, class specific expense waivers and/or reimbursements are as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor A1	Investor C	Investor C1	Investor C2	Investor C3	Class K	Class R	Total
Core Bond	$172,893	$4,314	$42,918	$—	$5,474	$—	$—	$—	$71,229	$277	$297,105
High Yield Bond	—	—	124,247	—	—	54	—	—	—	—	124,301
Low Duration Bond	436,824	3,074	129,899	929	16,937	—	22	88	15,697	405	603,875

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Service	Investor A	Investor A1	Investor C	Investor C1	Investor C2	Investor C3	Class K	Class R	Total
Core Bond	$300,099	$29,846	$269,675	$—	$25,823	$—	$—	$—	$2,203	$2,167	$629,813
High Yield Bond	—	—	67,179	—	—	376	—	—	—	—	67,555
Low Duration Bond	471,534	12,858	675,568	3,302	80,993	—	445	1,299	4	4,370	1,250,373

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

For the six months ended March 31, 2019, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Funds:

	Class K	Total
High Yield Bond	$6,708	$6,708

On March 31, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2019	2020	2021
Core Bond
Fund Level	$1,395,106	$1,018,164	$471,077
Institutional	1,665,141	894,920	472,992
Service	57,664	83,608	34,160
Investor A	666,882	655,762	312,593
Investor C	100,310	69,990	31,297
Class R	6,421	5,691	2,444
Class K	141,557	149,611	73,432
High Yield Bond
Investor A	$922,943	$364,355	$191,426
Investor C1	—	—	430
Low Duration Bond
Fund Level	$1,360,340	$14,318	$—
Institutional	1,065,697	780,528	908,358
Service	48,650	35,327	15,932
Investor A	1,139,307	1,578,009	805,467
Investor A1	11,425	9,457	4,231
Investor C	375,156	225,545	97,930
Investor C2	4,355	978	467
Investor C3	22,086	5,082	1,387
Class R	14,220	11,332	4,775
Class K	100,254	22,813	15,701

128	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. High Yield Bond is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the High Yield Bond. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. High Yield Bond retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, High Yield Bond retains 73.5% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Fixed-Income Complex in a calendar year exceeds a specified threshold, High Yield Bond, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2019, High Yield Bond was subject to a different securities lending fee arrangement.

The share of securities lending income earned by High Yield Bond is shown as securities lending income – affiliated – net in the Consolidated Statement of Operations. For the six months ended March 31, 2019, High Yield Bond paid BIM $85,984 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2019, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trusts are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended March 31, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
Core Bond	$5,948,031	$1,396,071	$50,465
High Yield Bond	412,373,357	4,364,770	(53,435)

7.	PURCHASES AND SALES

For the six months ended March 31, 2019, purchases and sales of investments, including paydowns, mortgage dollar rolls and excluding short-term securities, were as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Purchases
Non-U.S Government Securities	$9,817,039,044	$8,685,733,597	$4,007,614,970
U.S Government Securities	38,739,318	—	1,320,550,024

Total Purchases	$9,855,778,362	$8,685,733,597	$5,328,164,994

Sales
Non-U.S Government Securities	$9,775,936,818	$7,608,181,017	$3,483,202,752
U.S Government Securities	36,528,068	—	1,241,709,793

Total Sales	$9,812,464,886	$7,608,181,017	$4,724,912,545

NOTES TO FINANCIAL STATEMENTS	129

Notes to Financial Statements  (unaudited) (continued)

For the six months ended March 31, 2019, purchases and sales related to mortgage dollar rolls were as follows:

Purchases and Sales — MDRs	Core Bond	Low Duration Bond
Purchases	$3,571,830,903	$728,622,909
Sales	3,572,928,605	728,903,211

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required, except with respect to any taxes related to the Subsidiaries.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of September 30, 2018, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

	Core Bond	High Yield Bond	Low Duration Bond
No expiration date(a)	$81,644,432	$591,306,245	$75,494,123
2019	4,477,013	—	—

	$86,121,445	$591,306,245	$75,494,123

(a)	Must be utilized prior to losses subject to expiration.

As of March 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Tax cost	$3,698,492,759	$16,676,548,728	$6,663,555,487

Gross unrealized appreciation	64,456,815	343,430,634	49,231,696
Gross unrealized depreciation	(23,127,193)	(378,655,804)	(35,843,210)

Net unrealized appreciation (depreciation)	$41,329,622	$(35,225,170)	$13,388,486

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2019, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

130	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment.

Certain Funds may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid than, and have more volatile prices than, higher quality securities.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

NOTES TO FINANCIAL STATEMENTS	131

Notes to Financial Statements  (unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 03/31/19		Year Ended 09/30/18
Core Bond	Shares	Amount	Shares	Amount
Institutional
Shares sold	22,035,186	$205,137,675	48,864,216	$461,412,091
Shares issued in reinvestment of distributions	2,603,262	24,245,491	4,670,910	43,949,305
Shares redeemed	(27,748,876)	(257,099,062)	(47,337,773)	(445,092,552)

Net increase (decrease)	(3,110,428)	$(27,715,896)	6,197,353	$60,268,844

Service
Shares sold	278,407	$2,576,191	835,063	$7,863,521
Shares issued in reinvestment of distributions	65,237	607,420	139,083	1,309,412
Shares redeemed	(1,640,579)	(15,205,147)	(1,356,404)	(12,719,786)

Net decrease	(1,296,935)	$(12,021,536)	(382,258)	$(3,546,853)

Investor A
Shares sold	6,042,979	$56,033,880	10,063,854	$95,387,559
Shares issued in reinvestment of distributions	632,869	5,907,061	1,128,590	10,637,313
Shares redeemed	(6,721,813)	(62,405,547)	(13,725,459)	(129,864,709)

Net decrease	(45,965)	$(464,606)	(2,533,015)	$(23,839,837)

Investor C
Shares sold	523,147	$4,842,138	1,494,279	$13,985,191
Shares issued in reinvestment of distributions	56,659	526,316	103,614	972,869
Shares redeemed	(1,787,797)	(16,477,790)	(2,381,204)	(22,358,952)

Net decrease	(1,207,991)	$(11,109,336)	(783,311)	$(7,400,892)

Class K
Shares sold	6,114,323	$56,816,192	11,779,731	$110,535,607
Shares issued in reinvestment of distributions	1,158,285	10,825,038	2,000,052	18,876,186
Shares redeemed	(6,621,003)	(61,965,853)	(16,063,679)	(150,890,070)

Net increase (decrease)	651,605	$5,675,377	(2,283,896)	$(21,478,277)

Class R
Shares sold	26,483	$247,570	75,189	$707,644
Shares issued in reinvestment of distributions	3,862	36,035	7,262	68,532
Shares redeemed	(52,870)	(490,462)	(170,668)	(1,621,935)

Net decrease	(22,525)	$(206,857)	(88,217)	$(845,759)

Total Net Increase (Decrease)	(5,032,239)	$(45,842,854)	126,656	$3,157,226

132	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 03/31/19		Year Ended 09/30/18
High Yield Bond	Shares	Amount	Shares	Amount
Institutional
Shares sold	580,472,858	$4,294,257,909	586,349,409	$4,530,072,111
Shares issued in reinvestment of distributions	34,864,813	258,092,470	60,347,512	465,690,685
Shares redeemed	(505,576,407)	(3,733,258,377)	(624,073,337)	(4,827,053,831)

Net increase	109,761,264	$819,092,002	22,623,584	$168,708,965

Service
Shares sold	16,400,627	$122,442,962	14,655,447	$112,931,159
Shares issued in reinvestment of distributions	698,303	5,172,129	1,481,742	11,444,802
Shares redeemed	(13,178,620)	(98,311,063)	(22,694,030)	(174,612,474)

Net increase (decrease)	3,920,310	$29,304,028	(6,556,841)	$(50,236,513)

Investor A
Shares sold	52,965,972	$391,599,285	65,901,722	$509,696,743
Shares issued from conversion	—	—	58,722	457,442
Shares issued in reinvestment of distributions	4,617,014	34,134,204	9,119,150	70,395,875
Shares redeemed	(59,116,312)	(438,067,481)	(115,276,588)	(891,159,372)

Net decrease	(1,533,326)	$(12,333,992)	(40,196,994)	$(310,609,312)

Investor B
Shares sold	—	$—	1	$14
Shares issued in reinvestment of distributions	—	—	201	1,571
Shares converted(a)	—	—	(26,195)	(204,319)
Shares redeemed	—	—	(977)	(7,670)

Net decrease	—	$—	(26,970)	$(210,404)

Investor B1
Shares sold	—	$—	2	$(156)
Shares issued in reinvestment of distributions	—	—	305	2,390
Shares converted(a)	—	—	(32,493)	(253,123)
Shares redeemed	—	—	(7,526)	(58,645)

Net decrease	—	$—	(39,712)	$(309,534)

Investor C
Shares sold	2,964,607	$22,117,127	5,685,024	$44,078,825
Shares issued in reinvestment of distributions	941,495	6,966,502	2,016,261	15,585,289
Shares redeemed	(9,697,948)	(72,195,351)	(17,963,106)	(139,096,212)

Net decrease	(5,791,846)	$(43,111,722)	(10,261,821)	$(79,432,098)

Investor C1
Shares sold	9,137	$67,606	13,954	$107,955
Shares issued in reinvestment of distributions	11,101	82,626	68,229	527,643
Shares redeemed	(1,040,293)	(7,826,124)	(428,848)	(3,319,224)

Net decrease	(1,020,055)	$(7,675,892)	(346,665)	$(2,683,626)

Class K
Shares sold	130,413,233	$968,876,675	185,109,008	$1,435,151,275
Shares issued in reinvestment of distributions	15,361,945	113,724,464	30,920,042	238,861,237
Shares redeemed	(167,110,236)	(1,239,714,545)	(337,131,550)	(2,613,300,234)

Net decrease	(21,335,058)	$(157,113,406)	(121,102,500)	$(939,287,722)

Class R
Shares sold	1,863,495	$13,835,373	4,081,198	$31,570,362
Shares issued in reinvestment of distributions	478,225	3,534,164	865,499	6,678,105
Shares redeemed	(2,618,528)	(19,312,911)	(5,111,967)	(39,495,365)

Net decrease	(276,808)	$(1,943,374)	(165,270)	$(1,246,898)

Total Net Increase (Decrease)	83,724,481	$626,217,644	(156,073,189)	$(1,215,307,142)

NOTES TO FINANCIAL STATEMENTS	133

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 03/31/19		Year Ended 09/30/18
Low Duration Bond	Shares	Amount	Shares	Amount
Institutional
Shares sold	115,300,332	$1,090,927,869	226,980,442	$2,165,652,977
Shares issued in reinvestment of distributions	6,137,670	58,189,082	8,912,201	84,833,324
Shares redeemed	(98,138,762)	(928,415,220)	(106,092,654)	(1,010,911,223)

Net increase	23,299,240	$220,701,731	129,799,989	$1,239,575,078

Service
Shares sold	1,016,954	$9,625,618	736,550	$7,014,649
Shares issued in reinvestment of distributions	41,021	388,732	70,741	673,866
Shares redeemed	(532,424)	(5,036,977)	(1,655,138)	(15,771,867)

Net increase (decrease)	525,551	$4,977,373	(847,847)	$(8,083,352)

Investor A
Shares sold	22,610,811	$213,749,463	34,251,555	$327,011,931
Shares issued in reinvestment of distributions	1,673,969	15,864,055	2,778,801	26,461,888
Shares redeemed	(22,537,487)	(213,423,873)	(39,099,997)	(372,645,094)

Net increase (decrease)	1,747,293	$16,189,645	(2,069,641)	$(19,171,275)

Investor A1
Shares sold	2,145	$20,313	13,543	$128,840
Shares issued in reinvestment of distributions	9,742	92,403	17,269	164,600
Shares redeemed	(38,506)	(364,188)	(144,663)	(1,383,566)

Net decrease	(26,619)	$(251,472)	(113,851)	$(1,090,126)

Investor C
Shares sold	2,994,873	$28,264,669	1,103,649	$10,521,418
Shares issued in reinvestment of distributions	135,838	1,286,707	247,205	2,353,382
Shares redeemed	(4,053,445)	(38,328,303)	(8,409,998)	(80,184,616)

Net decrease	(922,734)	$(8,776,927)	(7,059,144)	$(67,309,816)

Investor C2
Shares sold	1	$3	17	$166
Shares issued in reinvestment of distributions	263	2,487	1,441	13,726
Shares redeemed	(48,528)	(457,744)	(29,331)	(279,223)

Net decrease	(48,264)	$(455,254)	(27,873)	$(265,331)

Investor C3
Shares sold	16,919	$160,061	2,780	$26,536
Shares issued in reinvestment of distributions	844	7,982	2,835	26,991
Shares redeemed	(126,958)	(1,197,277)	(56,862)	(542,348)

Net decrease	(109,195)	$(1,029,234)	(51,247)	$(488,821)

Class K
Shares sold	21,181,055	$200,253,883	18,291,643	$173,880,864
Shares issued in reinvestment of distributions	474,513	4,496,396	518,270	4,927,624
Shares redeemed	(8,622,896)	(81,537,154)	(8,238,963)	(78,334,082)

Net increase	13,032,672	$123,213,125	10,570,950	$100,474,406

Class R
Shares sold	92,257	$874,379	133,977	$1,277,899
Shares issued in reinvestment of distributions	4,811	45,589	9,157	87,174
Shares redeemed	(143,149)	(1,354,965)	(166,426)	(1,584,439)

Net decrease	(46,081)	$(434,997)	(23,292)	$(219,366)

Total Net Increase	37,451,863	$354,133,990	130,178,044	$1,243,421,397

(a)	Effective December 27, 2017, Investor B and Investor B1 Shares were converted into Investor A Shares.

134	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended September 30, 2018 were classified as follows:

	Share Class	Net Investment Income	Net Realized Gain	Return of Capital
BlackRock Core Bond Portfolio	Institutional	$(49,176,129)	$—	$—
	Service	(1,313,225)	—	—
	Investor A	(11,068,762)	—	—
	Investor C	(1,076,563)	—	—
	Class K	(20,266,346)	—	—
	Class R	(69,177)	—	—
BlackRock High Yield Bond Portfolio	Institutional	(531,199,992)	—	—
	Service	(11,541,240)	—	—
	Investor A	(78,539,545)	—	—
	Investor B	(2,353)	—	—
	Investor B1	(3,549)	—	—
	Investor C	(17,220,416)	—	—
	Investor C1	(533,144)	—	—
	Class K	(270,216,627)	—	—
	Class R	(6,686,249)	—	—
BlackRock Low Duration Bond Portfolio	Institutional	(81,907,734)	—	(7,528,485)
	Service	(610,577)	—	(64,339)
	Investor A	(24,927,180)	—	(2,610,782)
	Investor A1	(203,510)	—	(19,768)
	Investor C	(2,339,410)	—	(406,288)
	Investor C2	(12,375)	—	(1,416)
	Investor C3	(23,728)	—	(3,788)
	Class K	(4,580,840)	—	(410,717)
	Class R	(78,663)	—	(9,502)

Undistributed (distributions in excess of) net investment income as of September 30, 2018 is as follows:

Undistributed (Distributions in Excess of) Net Investment Income
BlackRock Core Bond Portfolio	$(898,632)
BlackRock High Yield Bond Portfolio	2,960,907
BlackRock Low Duration Bond Portfolio	(9,017,365)

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Effective April 18, 2019, the credit agreement was extended until April 2020 under the same terms.

NOTES TO FINANCIAL STATEMENTS	135

Trustee and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Trustee

Karen P. Robards, Co-Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

Henry Gabbay, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

At a special meeting of shareholders held on November 21, 2018, each Fund’s shareholders elected Trustees who took office on January 1, 2019. The newly elected Trustees include three former Trustees and eight individuals who served as directors/trustees of the funds in the BlackRock Closed-End Complex. Information regarding the individuals who began serving as Trustees effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

136	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of the Trust. The newly elected Trustees took office effective January 1, 2019.

Shareholders approved the Trustees* of BlackRock Funds V with voting results as follows:

	Votes For	Votes Withheld
Michael J. Castellano	5,681,237,134	34,155,316
Richard E. Cavanagh	5,683,014,051	32,378,399
Cynthia L. Egan	5,689,624,061	25,768,389
Frank J. Fabozzi	5,685,956,903	29,435,547
Robert Fairbairn	5,687,114,814	28,277,636
Henry Gabbay	5,684,019,280	31,373,170
R. Glenn Hubbard	5,685,110,636	30,281,814
W. Carl Kester	5,686,245,509	29,146,941
Catherine A. Lynch	5,689,695,450	25,697,000
John M. Perlowski	5,683,657,097	31,735,353
Karen P. Robards	5,688,174,287	27,218,163

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Fixed-Income Board, have also been elected to serve as trustees for other BlackRock-advised non-index fixed-income mutual funds and all of the BlackRock-advised closed-end funds.

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

ADDITIONAL INFORMATION	137

Additional Information  (continued)

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

Blackrock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

138	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

ARS	Argentine Peso

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

COP	Colombian Peso

EUR	Euro

GBP	British Pound

IDR	Indonesian Rupiah

JPY	Japanese Yen

MXN	Mexican Peso

NOK	Norwegian Krone

NZD	New Zealand Dollar

RUB	New Russian Ruble

SEK	Swedish Krona

TRY	Turkish Lira

TWD	New Taiwan Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviations

BZDIOVER	Overnight Brazil CETIP — Interbank Rate

CDX	Credit Default Swap Index

CDX	Credit Default Swap Index

CETIP	Central of Custody and Financial Settlement of Securities

CLO	Collateralized Loan Obligation

CSMC	Credit Suisse Mortgage Capital

DAC	Designated Activity Company

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

GO	General Obligation Bonds

JIBAR	Johannesburg Interbank Agreed Rate

LIBOR	London Interbank Offered Rate

MXIBTIIE	Mexico Interbank TIIE 28-Day

OTC	Over-The-Counter

PIK	Payment-in-kind

RB	Revenue Bonds

REIT	Real Estate Investment Trust

S&P	S&P Global Ratings

SPDR	S&P Global Ratings Depositary Receipts

TBA	To-be-announced

GLOSSARY OF TERMS USED IN THIS REPORT	139

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Taxable3-3/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds V

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds V

Date: June 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds V

Date: June 5, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds V

Date: June 5, 2019

4